UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07725

SEASONS SERIES TRUST
(Exact name of registrant as specified in charter)

1 SunAmerica Center, Los Angeles, CA			90067-6022
(Address of principal executive offices)			(Zip code)

John T. Genoy Senior Vice President SunAmerica Asset Management Corp. Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ 07311
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(201) 324-6414

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2011

Item 1. Reports to Stockholders

SEASONS SERIES TRUST

ANNUAL REPORT
MARCH 31, 2011

Table of Contents

Shareholder Letter	1

Expense Example	2

Seasons Strategies

Multi-Managed Growth Portfolio	8

Multi-Managed Moderate Growth Portfolio	36

Multi-Managed Income/Equity Portfolio	66

Multi-Managed Income Portfolio	96

Asset Allocation: Diversified Growth Portfolio	125

Stock Portfolio	172

Seasons Select

Large Cap Growth Portfolio	176

Large Cap Value Portfolio	184

Mid Cap Growth Portfolio	192

Mid Cap Value Portfolio	205

Small Cap Portfolio	217

International Equity Portfolio	231

Diversified Fixed Income Portfolio	243

Real Return Portfolio	272

Cash Management Portfolio	276

Seasons Focused

Focus Growth Portfolio	280

Focus Value Portfolio	283

Seasons Managed Allocation

Allocation Growth Portfolio	286

Allocation Moderate Growth Portfolio	288

Allocation Moderate Portfolio	290

Allocation Balanced Portfolio	292

Statements of Assets and Liabilities	294

Statements of Operations	302

Statements of Changes in Net Assets	306

Notes to Financial Statements	313

Financial Highlights	348

Report of Independent Registered Public Accounting Firm	362

Trustees and Officers Information	363

Shareholders Tax Information	365

Comparisons: Portfolios vs. Indexes	367

Supplement to Prospectus	395

Proxy Vote	396

Dear Investor:

We are pleased to present the annual report for the Seasons Series Trust, the underlying investment for the Seasons family of variable annuities issued by SunAmerica Annuity and Life Assurance Company and First SunAmerica Life Insurance Company.

This report contains the investment information and the financial statements of the Seasons Series Trust portfolios for the reporting period ended March 31, 2011.

If you have any questions regarding your variable annuity, please contact your investment representative, or you may contact us directly at 1-800-445-SUN2.

Thank you.

Sincerely,

Jay S. Wintrob
President and Chief Executive Officer,
SunAmerica Annuity and Life Assurance Company
First SunAmerica Life Insurance Company

May 9, 2011

Note: All performance figures quoted are for the Seasons Series Trust. They do not reflect fees and charges associated with the variable annuity. Annuities are long-term investment vehicles designed for retirement purposes. Early withdrawal may be subject to withdrawal charges and if taken prior to age 59 1/2, a 10% federal tax penalty may apply. Past performance is no guarantee of future results.

There is no assurance that a portfolio's goal or strategy will be met.

An investment in the Portfolios is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investments in stocks and bonds are subject to risk, including stock market and interest rate fluctuations. Investments that concentrate on one economic sector or geographic region are generally subject to greater volatility than more diverse investments. Technology companies may be subject to additional risks. They may be affected by short product cycles, aggressive pricing of products and services, competition from new market entrants and obsolescence of existing technology. As a result, this portfolio's returns may be considerably more volatile than a fund that does not invest in technology companies. International investing may involve special risks, such as foreign taxation, currency risks, risks associated with possible differences in financial standards and other monetary and political risks associated with future political and economic developments. Investments in high-yield bonds have a higher degree of risk than investment in investment grade bonds. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make principal and interest payments. Money market instruments generally offer stability and income, but an investment in these securities, like investments in other portfolios, are not guaranteed by the U.S. government or any other entity.

SEASONS SERIES TRUST
EXPENSE EXAMPLE  March 31, 2011

  (unaudited)

Disclosure of Portfolio Expenses in Shareholder Reports

As a shareholder of a Portfolio in the Seasons Series Trust (the "Trust''), you incur ongoing costs, including management fees; service (12b-1) fees; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at October 1, 2010 and held until March 31, 2011. Shares of the Trust are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies ("Variable Contracts'') offered by life insurance companies affiliated with SunAmerica Asset Management Corp., the Trust's investment adviser and manager. The fees and expenses associated with the Variable Contracts are not included in these Examples, and had such fees and expenses been included your costs would have been higher. Please see your Variable Contract prospectus for more details on the fees associated with the variable contract.

Actual Expenses

The "Actual'' section of the table provides information about your actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled "Expenses Paid During the Six Months Ended March 31, 2011'' to estimate the expenses you paid on your account during this period. The "Expenses Paid During the Six Months Ended March 31, 2011'' column and the "Expense Ratio as of March 31, 2011'' column do not include fees and expenses that may be charged by the Variable Contracts, in which the Portfolios are offered. Had these fees and expenses been included, the "Expenses Paid During the Six Months Ended March 31, 2011'' would have been higher and the "Ending Account Value'' would have been lower.

Hypothetical Example for Comparison Purposes

The "Hypothetical'' section of the table provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The "Expenses Paid During the Six Months Ended March 31, 2011'' column and the "Expense Ratio as of March 31, 2011'' column do not include fees and expenses that may be charged by the Variable Contracts, in which the Portfolios are offered. Had these fees and expenses been included, the "Expenses Paid During the Six Months Ended March 31, 2011'' would have been higher and the "Ending Account Value'' would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses that may be charged by the Variable Contracts. Please refer to your variable contract prospectus for more information. Therefore the "Hypothetical'' example is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses were included, your costs would have been higher.

SEASONS SERIES TRUST
EXPENSE EXAMPLE — (continued)  March 31, 2011

  (unaudited)

	Actual			Hypothetical
Portfolio	Beginning Account Value at October 1, 2010	Ending Account Value Using Actual Return at March 31, 2011	Expenses Paid During the Six Months Ended March 31, 2011*	Beginning Account Value at October 1, 2010	Ending Account Value Using a Hypothetical 5% Assumed Return at March 31, 2011	Expenses Paid During the Six Months Ended March 31, 2011*	Expense Ratio as of March 31, 2011*
Multi-Managed Growth@
Class 1	$1,000.00	$1,133.73	$6.54	$1,000.00	$1,018.80	$6.19	1.23%
Class 2	$1,000.00	$1,132.87	$7.34	$1,000.00	$1,018.05	$6.94	1.38%
Class 3	$1,000.00	$1,131.57	$7.92	$1,000.00	$1,017.50	$7.49	1.49%
Multi-Managed Moderate Growth@
Class 1	$1,000.00	$1,106.01	$5.57	$1,000.00	$1,019.65	$5.34	1.06%
Class 2	$1,000.00	$1,105.12	$6.35	$1,000.00	$1,018.90	$6.09	1.21%
Class 3	$1,000.00	$1,103.79	$6.92	$1,000.00	$1,018.35	$6.64	1.32%
Multi-Managed Income/ Equity@
Class 1	$1,000.00	$1,046.74	$5.36	$1,000.00	$1,019.70	$5.29	1.05%
Class 2	$1,000.00	$1,045.90	$6.12	$1,000.00	$1,018.95	$6.04	1.20%
Class 3	$1,000.00	$1,045.15	$6.63	$1,000.00	$1,018.45	$6.54	1.30%
Multi-Managed Income@
Class 1	$1,000.00	$1,021.76	$5.29	$1,000.00	$1,019.70	$5.29	1.05%
Class 2	$1,000.00	$1,020.18	$6.04	$1,000.00	$1,018.95	$6.04	1.20%
Class 3	$1,000.00	$1,020.23	$6.55	$1,000.00	$1,018.45	$6.54	1.30%
Asset Allocation: Diversified Growth#@
Class 1	$1,000.00	$1,134.41	$5.59	$1,000.00	$1,019.70	$5.29	1.05%
Class 2	$1,000.00	$1,132.78	$6.38	$1,000.00	$1,018.95	$6.04	1.20%
Class 3	$1,000.00	$1,133.36	$6.91	$1,000.00	$1,018.45	$6.54	1.30%
Stock@
Class 1	$1,000.00	$1,169.53	$5.25	$1,000.00	$1,020.09	$4.89	0.97%
Class 2	$1,000.00	$1,167.79	$6.05	$1,000.00	$1,019.35	$5.64	1.12%
Class 3	$1,000.00	$1,167.04	$6.59	$1,000.00	$1,018.85	$6.14	1.22%
Large Cap Growth@
Class 1	$1,000.00	$1,130.74	$4.73	$1,000.00	$1,020.49	$4.48	0.89%
Class 2	$1,000.00	$1,128.87	$5.52	$1,000.00	$1,019.75	$5.24	1.04%
Class 3	$1,000.00	$1,127.71	$6.05	$1,000.00	$1,019.25	$5.74	1.14%
Large Cap Value@
Class 1	$1,000.00	$1,180.64	$4.78	$1,000.00	$1,020.54	$4.43	0.88%
Class 2	$1,000.00	$1,180.34	$5.60	$1,000.00	$1,019.80	$5.19	1.03%
Class 3	$1,000.00	$1,178.55	$6.14	$1,000.00	$1,019.30	$5.69	1.13%
Mid Cap Growth@
Class 1	$1,000.00	$1,246.89	$6.22	$1,000.00	$1,019.40	$5.59	1.11%
Class 2	$1,000.00	$1,245.12	$7.05	$1,000.00	$1,018.65	$6.34	1.26%
Class 3	$1,000.00	$1,245.06	$7.61	$1,000.00	$1,018.15	$6.84	1.36%
Mid Cap Value@
Class 1	$1,000.00	$1,209.81	$5.73	$1,000.00	$1,019.75	$5.24	1.04%
Class 2	$1,000.00	$1,208.81	$6.55	$1,000.00	$1,019.00	$5.99	1.19%
Class 3	$1,000.00	$1,209.24	$7.11	$1,000.00	$1,018.50	$6.49	1.29%
Small Cap@
Class 1	$1,000.00	$1,271.71	$5.72	$1,000.00	$1,019.90	$5.09	1.01%
Class 2	$1,000.00	$1,269.52	$6.56	$1,000.00	$1,019.15	$5.84	1.16%
Class 3	$1,000.00	$1,269.72	$7.13	$1,000.00	$1,018.65	$6.34	1.26%
International Equity@
Class 1	$1,000.00	$1,097.63	$5.75	$1,000.00	$1,019.45	$5.54	1.10%
Class 2	$1,000.00	$1,097.27	$6.54	$1,000.00	$1,018.70	$6.29	1.25%
Class 3	$1,000.00	$1,096.83	$7.06	$1,000.00	$1,018.20	$6.79	1.35%

SEASONS SERIES TRUST
EXPENSE EXAMPLE — (continued)  March 31, 2011

  (unaudited)

	Actual			Hypothetical
Portfolio	Beginning Account Value at October 1, 2010	Ending Account Value Using Actual Return at March 31, 2011	Expenses Paid During the Six Months Ended March 31, 2011*	Beginning Account Value at October 1, 2010	Ending Account Value Using a Hypothetical 5% Assumed Return at March 31, 2011	Expenses Paid During the Six Months Ended March 31, 2011*	Expense Ratio as of March 31, 2011*
Diversified Fixed Income
Class 1	$1,000.00	$995.00	$3.83	$1,000.00	$1,021.09	$3.88	0.77%
Class 2	$1,000.00	$994.15	$4.57	$1,000.00	$1,020.34	$4.63	0.92%
Class 3	$1,000.00	$994.08	$5.07	$1,000.00	$1,019.85	$5.14	1.02%
Real Return
Class 3	$1,000.00	$1,008.13	$4.76	$1,000.00	$1,020.19	$4.78	0.95%
Cash Management
Class 1	$1,000.00	$999.07	$2.99	$1,000.00	$1,021.94	$3.02	0.60%
Class 2	$1,000.00	$998.14	$3.74	$1,000.00	$1,021.19	$3.78	0.75%
Class 3	$1,000.00	$997.20	$4.23	$1,000.00	$1,020.69	$4.28	0.85%
Focus Growth@
Class 1	$1,000.00	$1,230.59	$6.12	$1,000.00	$1,019.45	$5.54	1.10%
Class 2	$1,000.00	$1,229.68	$6.95	$1,000.00	$1,018.70	$6.29	1.25%
Class 3	$1,000.00	$1,229.22	$7.50	$1,000.00	$1,018.20	$6.79	1.35%
Focus Value@
Class 2	$1,000.00	$1,140.51	$6.94	$1,000.00	$1,018.45	$6.54	1.30%
Class 3	$1,000.00	$1,140.29	$7.47	$1,000.00	$1,017.95	$7.04	1.40%
Allocation Growth
Class 3	$1,000.00	$1,153.26	$0.86	$1,000.00	$1,024.13	$0.81	0.16%
Allocation Moderate Growth
Class 3	$1,000.00	$1,119.08	$0.69	$1,000.00	$1,024.28	$0.66	0.13%
Allocation Moderate
Class 3	$1,000.00	$1,101.19	$0.73	$1,000.00	$1,024.23	$0.71	0.14%
Allocation Balanced
Class 3	$1,000.00	$1,075.93	$0.78	$1,000.00	$1,024.18	$0.76	0.15%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days divided by 365. These ratios do not reflect expenses associated with the Variable Contracts. If such fees and expenses had been included, the expenses would have been higher. Please refer to your Variable Contract prospectus for details on the expenses that apply to the Variable Contracts of the insurance companies.

#  During the stated period, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. As a result, if these fees and expenses had not been waived, the "Actual/Hypothetical Ending Account Value" would have been lower and the "Actual/Hypothetical Expenses Paid During the Six Months Ended March 31, 2011" and "Expense Ratios" would have been higher. If these fees and expenses had not been recouped, the "Actual/Hypothetical Ending Account Value" would have been higher and the "Actual/Hypothetical Expenses Paid During the Six Months Ended March 31, 2011" and the "Expense Ratios" would have been lower.

@  Through expense offset arrangements resulting from broker commission recapture, a portion of the Portfolio's expenses have been reduced. Had the expense reductions been taken into account, the Expense Example would have been as follows:

SEASONS SERIES TRUST
EXPENSE EXAMPLE — (continued)  March 31, 2011

  (unaudited)

	Actual			Hypothetical
Portfolio	Beginning Account Value at October 1, 2010	Ending Account Value Using Actual Return at March 31, 2011	Expenses Paid During the Six Months Ended March 31, 2011*	Beginning Account Value at October 1, 2010	Ending Account Value Using a Hypothetical 5% Assumed Return at March 31, 2011	Expenses Paid During the Six Months Ended March 31, 2011*	Expense Ratio as of March 31, 2011*
Multi-Managed Growth
Class 1	$1,000.00	$1,133.73	$6.54	$1,000.00	$1,018.80	$6.19	1.23%
Class 2	$1,000.00	$1,132.87	$7.34	$1,000.00	$1,018.05	$6.94	1.38%
Class 3	$1,000.00	$1,131.57	$7.87	$1,000.00	$1,017.55	$7.44	1.48%
Multi-Managed Moderate Growth
Class 1	$1,000.00	$1,106.01	$5.57	$1,000.00	$1,019.65	$5.34	1.06%
Class 2	$1,000.00	$1,105.12	$6.35	$1,000.00	$1,018.90	$6.09	1.21%
Class 3	$1,000.00	$1,103.79	$6.87	$1,000.00	$1,018.40	$6.59	1.31%
Multi-Managed Income/ Equity
Class 1	$1,000.00	$1,046.74	$5.36	$1,000.00	$1,019.70	$5.29	1.05%
Class 2	$1,000.00	$1,045.90	$6.12	$1,000.00	$1,018.95	$6.04	1.20%
Class 3	$1,000.00	$1,045.15	$6.63	$1,000.00	$1,018.45	$6.54	1.30%
Multi-Managed Income
Class 1	$1,000.00	$1,021.76	$5.29	$1,000.00	$1,019.70	$5.29	1.05%
Class 2	$1,000.00	$1,020.18	$6.04	$1,000.00	$1,018.95	$6.04	1.20%
Class 3	$1,000.00	$1,020.23	$6.55	$1,000.00	$1,018.45	$6.54	1.30%
Asset Allocation: Diversified Growth#
Class 1	$1,000.00	$1,134.41	$5.53	$1,000.00	$1,019.75	$5.24	1.04%
Class 2	$1,000.00	$1,132.78	$6.33	$1,000.00	$1,019.00	$5.99	1.19%
Class 3	$1,000.00	$1,133.36	$6.86	$1,000.00	$1,018.50	$6.49	1.29%
Stock
Class 1	$1,000.00	$1,169.53	$5.19	$1,000.00	$1,020.14	$4.84	0.96%
Class 2	$1,000.00	$1,167.79	$6.00	$1,000.00	$1,019.40	$5.59	1.11%
Class 3	$1,000.00	$1,167.04	$6.59	$1,000.00	$1,018.85	$6.14	1.22%
Large Cap Growth
Class 1	$1,000.00	$1,130.74	$4.73	$1,000.00	$1,020.49	$4.48	0.89%
Class 2	$1,000.00	$1,128.87	$5.52	$1,000.00	$1,019.75	$5.24	1.04%
Class 3	$1,000.00	$1,127.71	$6.05	$1,000.00	$1,019.25	$5.74	1.14%
Large Cap Value
Class 1	$1,000.00	$1,180.64	$4.78	$1,000.00	$1,020.54	$4.43	0.88%
Class 2	$1,000.00	$1,180.34	$5.60	$1,000.00	$1,019.80	$5.19	1.03%
Class 3	$1,000.00	$1,178.55	$6.14	$1,000.00	$1,019.30	$5.69	1.13%
Mid Cap Growth
Class 1	$1,000.00	$1,246.89	$6.22	$1,000.00	$1,019.40	$5.59	1.11%
Class 2	$1,000.00	$1,245.12	$7.05	$1,000.00	$1,018.65	$6.34	1.26%
Class 3	$1,000.00	$1,245.06	$7.61	$1,000.00	$1,018.15	$6.84	1.36%
Mid Cap Value
Class 1	$1,000.00	$1,209.81	$5.67	$1,000.00	$1,019.80	$5.19	1.03%
Class 2	$1,000.00	$1,208.81	$6.50	$1,000.00	$1,019.05	$5.94	1.18%
Class 3	$1,000.00	$1,209.24	$7.05	$1,000.00	$1,018.55	$6.44	1.28%
Small Cap
Class 1	$1,000.00	$1,271.71	$5.66	$1,000.00	$1,019.95	$5.04	1.00%
Class 2	$1,000.00	$1,269.52	$6.51	$1,000.00	$1,019.20	$5.79	1.15%
Class 3	$1,000.00	$1,269.72	$7.07	$1,000.00	$1,018.70	$6.29	1.25%

SEASONS SERIES TRUST
EXPENSE EXAMPLE — (continued)  March 31, 2011

  (unaudited)

	Actual			Hypothetical
Portfolio	Beginning Account Value at October 1, 2010	Ending Account Value Using Actual Return at March 31, 2011	Expenses Paid During the Six Months Ended March 31, 2011*	Beginning Account Value at October 1, 2010	Ending Account Value Using a Hypothetical 5% Assumed Return at March 31, 2011	Expenses Paid During the Six Months Ended March 31, 2011*	Expense Ratio as of March 31, 2011*
International Equity
Class 1	$1,000.00	$1,097.63	$5.75	$1,000.00	$1,019.45	$5.54	1.10%
Class 2	$1,000.00	$1,097.27	$6.54	$1,000.00	$1,018.70	$6.29	1.25%
Class 3	$1,000.00	$1,096.83	$7.06	$1,000.00	$1,018.20	$6.79	1.35%
Focus Growth
Class 1	$1,000.00	$1,230.59	$6.12	$1,000.00	$1,019.45	$5.54	1.10%
Class 2	$1,000.00	$1,229.68	$6.95	$1,000.00	$1,018.70	$6.29	1.25%
Class 3	$1,000.00	$1,229.22	$7.50	$1,000.00	$1,018.20	$6.79	1.35%
Focus Value
Class 2	$1,000.00	$1,140.51	$6.88	$1,000.00	$1,018.50	$6.49	1.29%
Class 3	$1,000.00	$1,140.29	$7.42	$1,000.00	$1,018.00	$6.99	1.39%

(This page has been left blank intentionally)

Seasons Series Trust Multi-Managed Growth Portfolio

PORTFOLIO PROFILE — March 31, 2011 (unaudited)

Industry Allocation*
Federal National Mtg. Assoc.	7.6%
Computers	5.9
Diversified Financial Services	4.4
Diversified Banking Institutions	3.7
Repurchase Agreements	3.5
Medical-Biomedical/Gene	3.2
United States Treasury Notes	2.9
E-Commerce/Services	2.8
Enterprise Software/Service	2.5
Multimedia	2.4
Transport-Services	2.3
Web Portals/ISP	2.2
Oil Companies-Integrated	2.1
Government National Mtg. Assoc.	2.0
Auto-Cars/Light Trucks	2.0
Applications Software	1.9
Oil Companies-Exploration & Production	1.8
Retail-Apparel/Shoe	1.8
Wireless Equipment	1.6
Banks-Commercial	1.6
Pharmacy Services	1.4
Brewery	1.3
Insurance-Life/Health	1.2
Finance-Investment Banker/Broker	1.2
Oil-Field Services	1.2
Banks-Super Regional	1.2
U.S. Government Agencies	1.2
Networking Products	1.1
Diversified Manufacturing Operations	1.1
Metal Processors & Fabrication	1.1
Auto/Truck Parts & Equipment-Original	1.0
Steel-Producers	1.0
Finance-Other Services	1.0
Federal Home Loan Mtg. Corp.	1.0
United States Treasury Bonds	0.9
Industrial Automated/Robotic	0.9
Electronic Components-Misc.	0.9
Computer Aided Design	0.9
Retail-Jewelry	0.9
Chemicals-Diversified	0.9
Electronic Components-Semiconductors	0.8
Vitamins & Nutrition Products	0.8
Transport-Truck	0.7
Medical Instruments	0.7
Telephone-Integrated	0.7
Electronic Forms	0.7
Hotels/Motels	0.7
Aerospace/Defense-Equipment	0.7
Real Estate Investment Trusts	0.6
Medical Products	0.6
Medical-Drugs	0.6
Advanced Materials	0.6
Electric-Integrated	0.6
Commercial Services-Finance	0.6
Investment Management/Advisor Services	0.5
Printing-Commercial	0.5
Electronic Connectors	0.5
Medical-HMO	0.5
Transactional Software	0.5
Sovereign	0.5
Telecom Services	0.5
Research & Development	0.5
Consumer Products-Misc.	0.5
Athletic Footwear	0.5
Coal	0.5
Real Estate Operations & Development	0.5
Chemicals-Specialty	0.5
Patient Monitoring Equipment	0.4
Savings & Loans/Thrifts	0.4
Exchange-Traded Funds	0.4
Agricultural Chemicals	0.4
Pipelines	0.4
Telecom Equipment-Fiber Optics	0.3
E-Commerce/Products	0.3
Semiconductor Components-Integrated Circuits	0.3
Beverages-Non-alcoholic	0.3
Cable/Satellite TV	0.3
Machinery-Construction & Mining	0.3
Retail-Sporting Goods	0.3
Municipal Bonds	0.3
Insurance-Property/Casualty	0.3
Transport-Rail	0.3
Insurance-Multi-line	0.3
Casino Hotels	0.2
Cosmetics & Toiletries	0.2
Advertising Agencies	0.2
Human Resources	0.2
Metal-Copper	0.2
Cruise Lines	0.2
Retail-Drug Store	0.2
Software Tools	0.2
Insurance-Mutual	0.2
Retail-Regional Department Stores	0.2
Retail-Discount	0.2
Tobacco	0.2
Computers-Memory Devices	0.1
Airlines	0.1
Medical-Hospitals	0.1
Banks-Fiduciary	0.1
Broadcast Services/Program	0.1
Cellular Telecom	0.1
Auto-Heavy Duty Trucks	0.1
Rental Auto/Equipment	0.1
Electric Products-Misc.	0.1
Gold Mining	0.1
Television	0.1
Banks-Money Center	0.1
Entertainment Software	0.1
Office Automation & Equipment	0.1
Retail-Restaurants	0.1
Containers-Metal/Glass	0.1
Agricultural Operations	0.1
Finance-Consumer Loans	0.1
Paper & Related Products	0.1
Gas-Distribution	0.1
Medical-Wholesale Drug Distribution	0.1
Retail-Building Products	0.1
Electric-Generation	0.1
Real Estate Management/Services	0.1
Electric-Transmission	0.1
Medical Labs & Testing Services	0.1
Metal-Diversified	0.1
105.9%

* Calculated as a percentage of net assets

Seasons Series Trust Multi-Managed Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011

Security Description	Shares	Value (Note 3)
COMMON STOCK — 71.9%
Advanced Materials — 0.6%
Hexcel Corp.†	24,749	$487,308
Advertising Agencies — 0.1%
Interpublic Group of Cos., Inc.	9,082	114,161
Aerospace/Defense — 0.0%
Boeing Co.	183	13,529
Aerospace/Defense-Equipment — 0.7%
BE Aerospace, Inc.†	10,931	388,378
Goodrich Corp.	888	75,951
United Technologies Corp.	1,515	128,245
		592,574
Agricultural Chemicals — 0.4%
CF Industries Holdings, Inc.	395	54,032
Monsanto Co.	1,761	127,250
Mosaic Co.	395	31,106
Potash Corp. of Saskatchewan, Inc.	2,236	131,768
		344,156
Airlines — 0.0%
AMR Corp.†	5,430	35,078
Applications Software — 1.9%
Microsoft Corp.	66,107	1,676,473
Athletic Footwear — 0.5%
NIKE, Inc., Class B	5,170	391,369
Auto-Cars/Light Trucks — 1.9%
Ford Motor Co.†	68,445	1,020,515
General Motors Co.†	19,110	592,983
		1,613,498
Auto-Heavy Duty Trucks — 0.1%
PACCAR, Inc.	1,777	93,026
Auto/Truck Parts & Equipment-Original — 1.0%
Dana Holding Corp.†	19,400	337,366
Titan International, Inc.	20,721	551,386
		888,752
Banks-Commercial — 1.3%
East West Bancorp, Inc.	16,646	365,546
Lloyds Banking Group PLC†	14,131	13,169
Regions Financial Corp.	6,603	47,938
Standard Chartered PLC	26,750	693,892
		1,120,545
Banks-Fiduciary — 0.1%
Bank of New York Mellon Corp.	1,426	42,595
State Street Corp.	1,459	65,567
		108,162
Banks-Super Regional — 0.6%
Capital One Financial Corp.	2,199	114,260
Fifth Third Bancorp	5,004	69,456
PNC Financial Services Group, Inc.	1,585	99,839
SunTrust Banks, Inc.	2,117	61,054
US Bancorp	2,817	74,453
Wells Fargo & Co.	3,137	99,443
		518,505

Security Description	Shares	Value (Note 3)
Beverages-Non-alcoholic — 0.3%
Coca-Cola Co.	2,089	$138,605
PepsiCo, Inc.	2,122	136,678
		275,283
Brewery — 1.1%
Anheuser-Busch InBev NV	16,939	964,919
Casino Hotels — 0.2%
Boyd Gaming Corp.†	2,032	19,040
MGM Resorts International†	7,108	93,470
Wynn Resorts, Ltd.	708	90,093
		202,603
Chemicals-Diversified — 0.8%
Celanese Corp., Series A	2,027	89,938
Dow Chemical Co.	2,918	110,154
E.I. du Pont de Nemours & Co.	1,532	84,214
Israel Chemicals, Ltd.	21,739	357,918
LyondellBasell Industries NV, Class A†	1,185	46,867
		689,091
Chemicals-Specialty — 0.4%
Albemarle Corp.	1,185	70,827
Ferro Corp.†	15,100	250,509
		321,336
Coal — 0.4%
International Coal Group, Inc.†	30,100	340,130
Commercial Services-Finance — 0.6%
Cardtronics, Inc.†	21,100	429,385
Mastercard, Inc., Class A	193	48,582
		477,967
Computer Aided Design — 0.9%
Aspen Technology, Inc.†	25,600	383,744
Parametric Technology Corp.†	17,200	386,828
		770,572
Computers — 5.9%
Apple, Inc.†	14,234	4,959,837
Dell, Inc.†	5,566	80,763
Hewlett-Packard Co.	2,029	83,128
		5,123,728
Computers-Memory Devices — 0.1%
EMC Corp.†	4,746	126,006
Consumer Products-Misc. — 0.5%
Jarden Corp.	10,930	388,780
Cosmetics & Toiletries — 0.2%
Colgate-Palmolive Co.	756	61,055
Procter & Gamble Co.	2,270	139,832
		200,887
Cruise Lines — 0.2%
Carnival Corp.	2,635	101,078
Royal Caribbean Cruises, Ltd.†	1,141	47,078
		148,156

Seasons Series Trust Multi-Managed Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Diversified Banking Institutions — 2.6%
Bank of America Corp.	126,036	$1,680,060
Citigroup, Inc.†	19,448	85,960
Goldman Sachs Group, Inc.	1,711	271,142
JPMorgan Chase & Co.	3,416	157,478
Morgan Stanley	2,985	81,550
		2,276,190
Diversified Manufacturing Operations — 1.1%
Crane Co.	9,300	450,399
Dover Corp.	1,086	71,394
Eaton Corp.	2,109	116,923
General Electric Co.	5,470	109,673
Honeywell International, Inc.	2,094	125,033
Parker Hannifin Corp.	536	50,748
		924,170
E-Commerce/Products — 0.3%
Amazon.com, Inc.†	99	17,833
MercadoLibre, Inc.	3,300	269,379
		287,212
E-Commerce/Services — 2.8%
eBay, Inc.†	63,520	1,971,661
IAC/InterActive Corp.†	13,700	423,193
		2,394,854
Electric Products-Misc. — 0.1%
Emerson Electric Co.	1,557	90,975
Electric-Integrated — 0.2%
Dominion Resources, Inc.	1,333	59,585
NextEra Energy, Inc.	661	36,434
PG&E Corp.	888	39,232
Progress Energy, Inc.	854	39,404
		174,655
Electronic Components-Misc. — 0.9%
TE Connectivity, Ltd.	21,685	755,072
Electronic Components-Semiconductors — 0.8%
Broadcom Corp., Class A†	1,531	60,291
Intel Corp.	4,062	81,931
Micron Technology, Inc.†	6,475	74,203
QLogic Corp.†	22,511	417,579
Texas Instruments, Inc.	1,998	69,051
		703,055
Electronic Connectors — 0.5%
Amphenol Corp., Class A	8,230	447,630
Electronic Forms — 0.7%
Adobe Systems, Inc.†	18,632	617,837
Enterprise Software/Service — 2.5%
Ariba, Inc.†	16,520	563,993
Oracle Corp.	34,520	1,151,932
Taleo Corp., Class A†	12,527	446,588
		2,162,513
Entertainment Software — 0.1%
Activision Blizzard, Inc.	6,772	74,289
Finance-Investment Banker/Broker — 1.1%
Charles Schwab Corp.	50,886	917,475

Security Description	Shares	Value (Note 3)
Finance-Other Services — 0.9%
CME Group, Inc.	2,480	$747,844
Food-Misc. — 0.0%
Kellogg Co.	767	41,403
Gold Mining — 0.1%
Newmont Mining Corp.	1,382	75,430
Hotels/Motels — 0.7%
Gaylord Entertainment Co.†	9,778	339,101
Hyatt Hotels Corp., Class A†	1,468	63,183
Marriott International, Inc., Class A	3,313	117,876
Starwood Hotels & Resorts Worldwide, Inc.	1,392	80,903
		601,063
Human Resources — 0.2%
Monster Worldwide, Inc.†	9,489	150,875
Independent Power Producers — 0.0%
GenOn Energy, Inc.†	68	259
Industrial Audio & Video Products — 0.0%
Dolby Laboratories, Inc., Class A†	780	38,384
Industrial Automated/Robotic — 0.9%
FANUC Corp.	5,200	787,064
Insurance-Life/Health — 1.1%
Prudential Financial, Inc.	1,528	94,094
Prudential PLC	78,896	894,181
		988,275
Insurance-Multi-line — 0.1%
MetLife, Inc.	1,964	87,850
Internet Infrastructure Software — 0.0%
Akamai Technologies, Inc.†	99	3,762
Investment Management/Advisor Services — 0.5%
Affiliated Managers Group, Inc.†	3,054	334,016
Franklin Resources, Inc.	178	22,264
T. Rowe Price Group, Inc.	1,688	112,117
		468,397
Machinery-Construction & Mining — 0.3%
Terex Corp.†	7,095	262,799
Medical Information Systems — 0.0%
athenahealth, Inc.†	99	4,468
Medical Instruments — 0.7%
NuVasive, Inc.†	14,200	359,544
Volcano Corp.†	10,755	275,328
		634,872
Medical Products — 0.6%
Baxter International, Inc.	1,254	67,428
Johnson & Johnson	2,278	134,971
PSS World Medical, Inc.†	11,200	304,080
		506,479
Medical-Biomedical/Gene — 3.1%
Amgen, Inc.†	500	26,725
Celgene Corp.†	35,638	2,050,254
Gilead Sciences, Inc.†	724	30,726
Human Genome Sciences, Inc.†	2,845	78,095
Vertex Pharmaceuticals, Inc.†	10,206	489,174
		2,674,974

Seasons Series Trust Multi-Managed Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Medical-Drugs — 0.6%
Abbott Laboratories	697	$34,188
Merck & Co., Inc.	1,543	50,934
Pfizer, Inc.	6,722	136,524
Viropharma, Inc.†	14,200	282,580
		504,226
Medical-HMO — 0.5%
Centene Corp.†	11,399	375,939
WellPoint, Inc.	888	61,974
		437,913
Medical-Hospitals — 0.0%
HCA Holdings, Inc.†	987	33,430
Metal Processors & Fabrication — 1.1%
Precision Castparts Corp.	6,287	925,321
Metal-Copper — 0.2%
Freeport-McMoRan Copper & Gold, Inc.	2,703	150,152
Motion Pictures & Services — 0.0%
DreamWorks Animation SKG, Inc., Class A†	691	19,300
Multimedia — 1.9%
Demand Media, Inc.†	2,341	55,131
News Corp., Class A	77,805	1,366,256
Time Warner, Inc.	2,186	78,040
Walt Disney Co.	2,470	106,432
		1,605,859
Networking Products — 1.1%
Cisco Systems, Inc.	2,721	46,665
Netgear, Inc.†	9,806	318,107
Polycom, Inc.†	11,400	591,090
		955,862
Oil Companies-Exploration & Production — 1.6%
Apache Corp.	1,040	136,157
Approach Resources, Inc.†	9,200	309,120
Continental Resources, Inc.†	1,054	75,329
Devon Energy Corp.	950	87,182
EOG Resources, Inc.	769	91,134
Occidental Petroleum Corp.	1,141	119,223
Petrohawk Energy Corp.†	1,065	26,135
Range Resources Corp.	576	33,673
Resolute Energy Corp.†	16,400	297,496
Southwestern Energy Co.†	1,151	49,458
Triangle Petroleum Corp.†	22,800	189,240
		1,414,147
Oil Companies-Integrated — 1.9%
BG Group PLC	19,458	484,137
BP PLC ADR	484	21,364
Chevron Corp.	1,618	173,822
Exxon Mobil Corp.	2,244	188,788
Hess Corp.	2,272	193,597
Marathon Oil Corp.	479	25,535
Petroleo Brasileiro SA ADR	10,733	433,935
Suncor Energy, Inc.	2,742	122,951
		1,644,129

Security Description	Shares	Value (Note 3)
Oil-Field Services — 1.2%
Key Energy Services, Inc.†	21,468	$333,827
Schlumberger, Ltd.	3,022	281,832
Superior Energy Services, Inc.†	8,300	340,300
Weatherford International, Ltd.†	2,240	50,624
		1,006,583
Patient Monitoring Equipment — 0.4%
Insulet Corp.†	17,700	364,974
Pharmacy Services — 1.4%
Express Scripts, Inc.†	2,829	157,321
Medco Health Solutions, Inc.†	18,374	1,031,884
		1,189,205
Printing-Commercial — 0.5%
VistaPrint NV†	8,635	448,156
Real Estate Investment Trusts — 0.1%
Host Hotels & Resorts, Inc.	3,600	63,396
Real Estate Operations & Development — 0.4%
Hang Lung Properties, Ltd.	73,000	318,613
Rental Auto/Equipment — 0.1%
Hertz Global Holdings, Inc.†	5,726	89,497
Research & Development — 0.5%
Parexel International Corp.†	16,200	403,380
Retail-Apparel/Shoe — 1.8%
Finish Line, Inc., Class A	13,105	260,134
Guess?, Inc.	7,200	283,320
Limited Brands, Inc.	30,645	1,007,608
		1,551,062
Retail-Building Products — 0.1%
Home Depot, Inc.	1,168	43,286
Retail-Consumer Electronics — 0.0%
Best Buy Co., Inc.	691	19,845
Retail-Discount — 0.2%
Target Corp.	2,337	116,874
Wal-Mart Stores, Inc.	927	48,250
		165,124
Retail-Drug Store — 0.1%
CVS Caremark Corp.	2,008	68,915
Retail-Jewelry — 0.9%
Cie Financiere Richemont SA, Class A	12,791	738,772
Retail-Major Department Stores — 0.0%
J.C. Penney Co., Inc.	1,088	39,070
Retail-Regional Department Stores — 0.1%
Kohl's Corp.	505	26,785
Macy's, Inc.	2,221	53,882
		80,667
Retail-Restaurants — 0.1%
Darden Restaurants, Inc.	1,141	56,057
Retail-Sporting Goods — 0.3%
Dick's Sporting Goods, Inc.†	4,542	181,589
Zumiez, Inc.†	2,556	67,555
		249,144
Savings & Loans/Thrifts — 0.4%
BankUnited, Inc.	12,200	350,262

Seasons Series Trust Multi-Managed Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Semiconductor Components-Integrated Circuits — 0.3%
Cypress Semiconductor Corp.†	14,600	$282,948
Software Tools — 0.2%
VMware, Inc., Class A†	1,721	140,330
Steel-Producers — 0.9%
Carpenter Technology Corp.	8,200	350,222
Reliance Steel & Aluminum Co.	790	45,646
Steel Dynamics, Inc.	17,700	332,229
United States Steel Corp.	1,735	93,586
		821,683
Telecom Equipment-Fiber Optics — 0.3%
Corning, Inc.	2,818	58,135
Finisar Corp.†	9,574	235,521
		293,656
Telecom Services — 0.3%
Vonage Holdings Corp.†	57,700	263,112
Telephone-Integrated — 0.3%
AT&T, Inc.	2,870	87,822
CenturyLink, Inc.	2,172	90,247
Verizon Communications, Inc.	1,711	65,942
		244,011
Tobacco — 0.0%
Altria Group, Inc.	1,608	41,856
Transactional Software — 0.5%
VeriFone Systems, Inc.†	7,908	434,545
Transport-Rail — 0.3%
Union Pacific Corp.	2,195	215,834
Transport-Services — 2.3%
C.H. Robinson Worldwide, Inc.	9,905	734,258
United Parcel Service, Inc., Class B	16,650	1,237,428
		1,971,686
Transport-Truck — 0.7%
J.B. Hunt Transport Services, Inc.	8,409	381,937
Swift Transporation Co.†	18,000	264,600
		646,537
Vitamins & Nutrition Products — 0.8%
Mead Johnson Nutrition Co.	12,180	705,587
Web Portals/ISP — 2.2%
Google, Inc., Class A†	2,784	1,632,009
Yahoo!, Inc.†	17,482	291,075
		1,923,084
Wireless Equipment — 1.6%
Aruba Networks, Inc.†	8,500	287,640
Crown Castle International Corp.†	22,610	962,055
QUALCOMM, Inc.	2,913	159,720
		1,409,415
Total Common Stock (cost $48,887,403)		62,257,350
PREFERRED STOCK — 0.2%
Banks-Super Regional — 0.1%
US Bancorp FRS 7.19%	21	17,850

Security Description	Shares/ Principal Amount(19)	Value (Note 3)
Banks-Super Regional (continued)
Wachovia Capital Trust IX 6.38%	650	$16,283
		34,133
Diversified Banking Institutions — 0.1%
Ally Financial, Inc.* 7.00%	18	16,749
Goldman Sachs Group, Inc. 6.13%	1,000	24,350
HSBC Holdings PLC 8.00%	360	9,821
		50,920
Diversified Financial Services — 0.0%
General Electric Capital Corp. 5.50%(1)	536	13,914
Finance-Investment Banker/Broker — 0.0%
JP Morgan Chase Capital XXIX 6.70%	720	18,346
Finance-Mortgage Loan/Banker — 0.0%
Federal Home Loan Mgt. Corp. FRS 8.38%†	300	510
Special Purpose Entity — 0.0%
Structured Repackaged Asset-Backed Trust Securities FRS 3.00%	1,600	33,360
Total Preferred Stock (cost $154,505)		151,183
ASSET BACKED SECURITIES — 4.1%
Diversified Financial Services — 4.1%
AH Mortgage Advance Trust, Series 2010-ADV, Class A1 3.97% due 08/06/22*	$20,000	20,050
AmeriCredit Automobile Receivables Trust, Series 2010-3, Class C 3.34% due 04/08/16	30,000	30,044
AmeriCredit Automobile Receivables Trust, Series 2010-A, Class A3 3.51% due 07/06/17	80,000	82,658
AmeriCredit Automobile Receivables Trust, Series 2010-2, Class C 4.52% due 10/08/15	20,000	20,746
AmeriCredit Automobile Receivables Trust, Series 2010-1, Class C 5.19% due 08/17/15	20,000	21,274
Avis Budget Rental Car Funding AESOP LLC, Series 2009-2A, Class A 5.68% due 02/20/14*	100,000	106,828
Bear Stearns Adjustable Rate Mtg. Trust, VRS Series 2005-12, Class 12A1 2.88% due 02/25/36(2)	93,128	67,389

Seasons Series Trust Multi-Managed Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
ASSET BACKED SECURITIES (continued)
Diversified Financial Services (continued)
Bear Stearns Commercial Mtg. Securities, Inc., VRS Series 2007-PW16, Class A4 5.91% due 06/11/40(3)	$75,000	$80,872
Capital One Auto Finance Trust, FRS Series 2006-C, Class A4 0.29% due 05/15/13	15,440	15,387
Citigroup Mtg. Loan Trust, Inc., FRS Series 2006-AR1, Class 3A1 2.65% due 03/25/36(2)	68,915	50,315
Commercial Mtg. Pass Through Certs., VRS Series 2006-C7, Class A4 5.95% due 06/10/46(3)	50,000	54,588
Countrywide Alternative Loan Trust, FRS Series 2006-OC11, Class 2A2A 0.42% due 09/25/35(2)	64,733	38,260
Countrywide Home Loan Mtg. Pass Through Trust, Series 2005-29, Class A1 5.75% due 12/25/35(2)	40,148	35,468
Countrywide Home Loan Mtg. Pass Through Trust, Series 2006-14, Class A3 6.25% due 09/25/36(2)	17,549	17,355
Credit Suisse Mtg. Capital Certs., Series 2006-C4, Class A3 5.47% due 09/15/39(3)	65,000	68,817
CW Capital Cobalt, Ltd., Series 2006-C1, Class A4 5.22% due 08/15/48(3)	65,000	67,425
First Horizon Alternative Mtg. Securities, FRS Series 2005-AA3, Class 3A1 2.48% due 05/25/35(2)	82,787	68,099
GMAC Commercial Mtg. Securities, Inc., VRS Series 2006-C1, Class A4 5.24% due 11/10/45(3)	105,000	111,382
GS Mtg. Securities Corp. II, VRS 2010-C2, Class A2 5.16% due 12/10/43*(3)	60,000	62,306
GS Mtg. Securities Corp. II, VRS Series 2004-GG2, Class A6 5.40% due 08/10/38(3)	150,000	160,674
GS Mtg. Securities Corp. II, VRS Series 2006-GG6, Class A4 5.55% due 04/10/38(3)	150,000	160,866
GS Mtg. Securities Corp. II, FRS Series 2007-EOP, Class L 6.42% due 03/06/20*(3)	45,000	41,104
GSR Mtg. Loan Trust, VRS Series 2006-AR1, Class 2A1 2.78% due 01/25/36(2)	45,999	38,615
GSR Mtg. Loan Trust, VRS Series 2005-AR2, Class 1A2 2.88% due 04/25/35(2)	26,740	21,875

Security Description	Principal Amount(19)	Value (Note 3)
Diversified Financial Services (continued)
GSR Mtg. Loan Trust, VRS Series 2007-AR1, Class 2A1 5.52% due 03/25/47(2)	$19,175	$14,272
Impac CMB Trust, FRS Series 2005-4, Class 1A1A 0.79% due 06/25/35(2)	39,439	30,831
JP Morgan Chase Commercial Mtg. Securities Corp., VRS Series 2010-RR1, Class WBB 5.74% due 05/20/17*(3)	500,000	504,586
JP Morgan Chase Commercial Mtg. Securities Corp.,VRS Series 2007-CB20, Class A4 5.79% due 02/12/51(3)	65,000	70,014
LB-UBS Commercial Mtg. Trust, Series 2005-C5, Class A2 4.89% due 09/15/30(3)	131,216	131,716
LB-UBS Commercial Mtg. Trust, VRS Series 2006-C4, Class A4 6.08% due 06/15/38(3)	100,000	109,976
LB-UBS Commercial Mtg. Trust, VRS Series 2008-C1, Class A2 6.31% due 04/15/41(3)	70,000	77,126
Merrill Lynch Mtg. Investors Trust, VRS Series 2005-A1, Class 2A1 2.83% due 12/25/34(2)	38,140	37,883
Merrill Lynch Mtg. Trust, VRS Series 2005-CIP1, Class A4 5.05% due 07/12/38(3)	175,000	186,536
Merrill Lynch Mtg. Trust, VRS Series 2005-CIP1, Class AM 5.11% due 07/12/38(3)	65,000	67,473
Morgan Stanley Capital I, Series 2005-HQ6, Class A4A 4.99% due 08/13/42(3)	50,000	53,312
Morgan Stanley Capital I, VRS Series 2007-T25, Class A3 5.51% due 11/12/49(3)	50,000	53,757
Morgan Stanley Mtg. Loan Trust, Series 2007-12, Class 3A22 6.00% due 08/25/37(2)	41,020	36,315
MortgageIT Trust, FRS Series 2005-4, Class A1 0.53% due 10/25/35(2)	100,001	76,982
Residential Asset Securities Corp., FRS Series 2006-EMX3, Class A2 0.43% due 04/25/36	63,701	49,103
Santander Drive Auto Receivables Trust, Series 2010-2, Class C 3.89% due 07/17/17	25,000	25,680
Sequoia Mtg. Trust, VRS Series 2007-1, Class 2A1 5.19% due 02/20/47(2)	78,772	67,348
Sierra Receivables Funding Co. LLC, Series 2010-3A, Class A 3.51% due 11/20/25*	81,294	81,566
USAA Auto Owner Trust, Series 2008-1, Class A4 4.50% due 10/15/13	143,819	146,383

Seasons Series Trust Multi-Managed Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
ASSET BACKED SECURITIES (continued)
Diversified Financial Services (continued)
Wells Fargo Mtg. Backed Securities Trust, FRS Series 2005-AR2, Class 2A2 2.74% due 03/25/35(2)	$78,282	$70,621
Wells Fargo Mtg. Backed Securities Trust, FRS Series 2004-BB, Class A2 2.75% due 01/25/35(2)	100,735	92,073
Wells Fargo Mtg. Backed Securities Trust, FRS Series 2006-AR14, Class 2A1 5.37% due 10/25/36(2)	43,446	34,948
WF-RBS Commercial Mtg. Trust, VRS Series 2011-C2, Class A4 4.87% due 02/15/44*(3)	100,000	102,301
Total Asset Backed Securities (cost $3,464,151)		3,563,199
CONVERTIBLE BONDS & NOTES — 0.0%
Telecom Services — 0.0%
ICO North America, Inc. Senior Sec. Notes 7.50% due 08/15/09†(4)(5)(6)(7)(8) (cost $5,000)	5,000	6,050
U.S. CORPORATE BONDS & NOTES — 8.3%
Advertising Agencies — 0.1%
Interpublic Group of Cos., Inc. Senior Notes 6.25% due 11/15/14	61,000	66,642
Interpublic Group of Cos., Inc. Senior Notes 10.00% due 07/15/17	15,000	17,850
		84,492
Advertising Services — 0.0%
Visant Corp. Company Guar. Notes 10.00% due 10/01/17	3,000	3,240
Aerospace/Defense — 0.0%
Esterline Technologies Corp. Company Guar. Notes 7.00% due 08/01/20	5,000	5,231
Spirit Aerosystems, Inc. Company Guar. Notes 7.50% due 10/01/17	4,000	4,300
		9,531
Aerospace/Defense-Equipment — 0.0%
BE Aerospace, Inc. Senior Notes 6.88% due 10/01/20	5,000	5,175
Agricultural Operations — 0.1%
Archer-Daniels-Midland Co. Senior Notes 4.48% due 03/01/21	5,000	5,064
Archer-Daniels-Midland Co. Senior Bonds 5.77% due 03/01/41	5,000	5,119

Security Description	Principal Amount(19)	Value (Note 3)
Agricultural Operations (continued)
Cargill, Inc. Senior Notes 5.60% due 09/15/12*	$45,000	$47,879
		58,062
Airlines — 0.1%
Continental Airlines, Inc. Pass Through Certs. Series 1998-1, Class A 6.65% due 03/15/19	9,147	9,627
Continental Airlines, Inc. Pass Through Certs. Series 2007-1, Class B 6.90% due 04/19/22	19,646	19,793
Continental Airlines, Inc. Pass Through Certs. Series 2009-2, Class A 7.25% due 11/10/19	24,309	26,254
Delta Air Lines, Inc. Senior Sec. Notes 9.50% due 09/15/14*	2,000	2,125
Southwest Airlines Co. Pass Through Certs. Series 2007-1, Class A 6.15% due 08/01/22	47,593	51,638
US Airways Pass Through Trust Series 2010-1, Class A 6.25% due 04/22/23	5,000	4,919
		114,356
Auto-Cars/Light Trucks — 0.0%
Ford Motor Co. Senior Notes 7.45% due 07/16/31	25,000	27,065
Auto-Heavy Duty Trucks — 0.0%
Navistar International Corp. Company Guar. Notes 8.25% due 11/01/21	10,000	11,087
Auto/Truck Parts & Equipment-Original — 0.0%
Cooper-Standard Automotive, Inc. Company Guar. Notes 8.50% due 05/01/18	5,000	5,350
Dana Holding Corp. Senior Notes 6.75% due 02/15/21	5,000	5,000
Johnson Controls, Inc. Senior Notes 5.70% due 03/01/41	5,000	5,006
Lear Corp. Company Guar. Notes 8.13% due 03/15/20	5,000	5,500
Tenneco, Inc. Company Guar. Notes 8.13% due 11/15/15	10,000	10,700
		31,556

Seasons Series Trust Multi-Managed Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Banks-Commercial — 0.2%
BB&T Corp. Senior Notes 3.20% due 03/15/16	$8,000	$7,945
Branch Banking & Trust Co. FRS Sub. Notes 0.61% due 05/23/17	7,000	6,356
CIT Group, Inc. Senior Sec. Notes 7.00% due 05/01/15	15,000	15,131
CIT Group, Inc. Senior Sec. Notes 7.00% due 05/01/17	2,002	2,005
Credit Suisse New York Sub. Notes 6.00% due 02/15/18	87,000	92,403
First Horizon National Corp. Senior Notes 5.38% due 12/15/15	10,000	10,448
KeyBank NA Sub. Notes 7.41% due 10/15/27	4,000	4,530
Regions Bank Sub. Notes 7.50% due 05/15/18	5,000	5,285
Regions Financial Corp. Senior Notes 5.75% due 06/15/15	6,000	6,112
US Bank NA FRS Sub. Notes 3.78% due 04/29/20	10,000	10,184
		160,399
Banks-Fiduciary — 0.0%
State Street Capital Trust IV FRS Ltd. Guar. Notes 1.31% due 06/01/67	21,000	17,328
Banks-Money Center — 0.0%
Chase Capital III FRS Ltd. Guar. Notes 0.86% due 03/01/27	10,000	8,413
NB Capital Trust IV Ltd. Guar. Notes 8.25% due 04/15/27	20,000	20,550
		28,963
Banks-Mortgage — 0.0%
Provident Funding Associates LP Senior Sec. Notes 10.25% due 04/15/17*	10,000	11,150
Banks-Super Regional — 0.5%
BAC Capital Trust XI Ltd. Guar. Notes 6.63% due 05/23/36	50,000	48,895
BAC Capital Trust XIII FRS Ltd. Guar. Notes 0.71% due 03/15/43(9)	27,000	18,942
BAC Capital Trust XV FRS Ltd. Guar. Notes 1.11% due 06/01/56	5,000	3,458

Security Description	Principal Amount(19)	Value (Note 3)
Banks-Super Regional (continued)
Bank of America NA Sub. Notes 5.30% due 03/15/17	$11,000	$11,293
Capital One Financial Corp. Sub. Notes 6.15% due 09/01/16	15,000	16,426
Fifth Third Bancorp Senior Notes 3.63% due 01/25/16	31,000	30,973
Huntington Bancshares, Inc. Sub. Notes 7.00% due 12/15/20	6,000	6,624
JPMorgan Chase Bank NA Sub. Notes 5.88% due 06/13/16	5,000	5,506
KeyCorp Senior Notes 5.10% due 03/24/21	4,000	3,975
PNC Preferred Funding Trust II FRS Jr. Sub. Bonds 6.11% due 03/15/12*(9)	11,000	9,185
SunTrust Banks, Inc. Senior Notes 3.60% due 04/15/16	35,000	34,791
SunTrust Banks, Inc. Senior Notes 6.00% due 09/11/17	5,000	5,504
SunTrust Banks, Inc. Sub. Notes 6.00% due 02/15/26	1,000	967
Wachovia Capital Trust III FRS Ltd. Guar. Notes 5.57% due 05/16/11(9)	6,000	5,505
Wachovia Corp. FRS Senior Notes 0.58% due 06/15/17	10,000	9,589
Wachovia Corp. Senior Notes 5.75% due 02/01/18	115,000	126,689
Wells Fargo & Co. FRS Senior Notes 0.50% due 10/28/15	11,000	10,752
Wells Fargo & Co. Senior Notes 3.68% due 06/15/16	25,000	25,148
Wells Fargo & Co. Notes 4.60% due 04/01/21	11,000	10,878
Wells Fargo & Co. FRS Jr. Sub. Bonds 7.98% due 03/15/18(9)	5,000	5,475
		390,575
Beverages-Wine/Spirits — 0.0%
Constellation Brands, Inc. Company Guar. Notes 7.25% due 09/01/16	5,000	5,406
Constellation Brands, Inc. Company Guar. Notes 7.25% due 05/15/17	10,000	10,850
		16,256

Seasons Series Trust Multi-Managed Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Brewery — 0.1%
Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 3.63% due 04/15/15	$25,000	$25,867
Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 7.75% due 01/15/19	50,000	61,516
		87,383
Broadcast Services/Program — 0.1%
Clear Channel Communications, Inc. Company Guar. Notes 10.75% due 08/01/16	2,000	1,905
Discovery Communications LLC Company Guar. Notes 3.70% due 06/01/15	35,000	36,157
Liberty Media LLC Senior Notes 8.25% due 02/01/30	10,000	9,725
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc. Sec. Notes 8.88% due 04/15/17	3,000	3,247
Turner Broadcasting, Inc. Company Guar. Notes 8.38% due 07/01/13	30,000	34,198
		85,232
Building Products-Wood — 0.0%
Masco Corp. Senior Bonds 4.80% due 06/15/15	5,000	4,969
Masco Corp. Senior Notes 6.13% due 10/03/16	5,000	5,128
Masco Corp. Bonds 6.50% due 08/15/32	5,000	4,511
		14,608
Building-Residential/Commercial — 0.0%
K. Hovnanian Enterprises, Inc. Senior Sec. Notes 10.63% due 10/15/16	10,000	10,625
Standard Pacific Corp. Sec. Notes 8.38% due 05/15/18	5,000	5,194
		15,819
Cable/Satellite TV — 0.3%
AT&T Broadband Company Guar. Notes 8.38% due 03/15/13	55,000	61,986
COX Communications, Inc. Senior Notes 5.45% due 12/15/14	30,000	33,111
COX Communications, Inc. Notes 7.13% due 10/01/12	5,000	5,428
COX Communications, Inc. Senior Notes 8.38% due 03/01/39*	35,000	44,427

Security Description	Principal Amount(19)	Value (Note 3)
Cable/Satellite TV (continued)
CSC Holdings LLC Senior Notes 7.63% due 07/15/18	$30,000	$32,850
CSC Holdings LLC Senior Notes 8.63% due 02/15/19	5,000	5,725
DIRECTV Holdings LLC/ DIRECTV Financing Co., Inc. Company Guar. Notes 3.50% due 03/01/16	45,000	45,098
Insight Communications Co., Inc. Senior Notes 9.38% due 07/15/18*	5,000	5,550
TCI Communications, Inc. Senior Bonds 7.13% due 02/15/28	5,000	5,671
Time Warner Cable, Inc. Company Guar. Notes 5.85% due 05/01/17	25,000	27,342
		267,188
Capacitors — 0.0%
Kemet Corp. Senior Sec. Notes 10.50% due 05/01/18	5,000	5,638
Casino Hotels — 0.0%
CityCenter Holdings LLC/ CityCenter Finance Corp. Sec. Notes 10.75% due 01/15/17*(10)	5,000	5,163
Harrah's Operating Co., Inc. Senior Sec. Notes 11.25% due 06/01/17	5,000	5,681
MGM Resorts International, Inc. Senior Sec. Notes 11.13% due 11/15/17	3,000	3,435
Turning Stone Resort Casino Enterprise Senior Notes 9.13% due 09/15/14*	5,000	5,150
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 1st. Mtg. Notes 7.75% due 08/15/20	5,000	5,300
		24,729
Casino Services — 0.0%
Chukchansi Economic Development Authority Senior Notes 8.00% due 11/15/13*	5,000	3,700
Cellular Telecom — 0.1%
Cellco Partnership/Verizon Wireless Capital LLC Senior Notes 5.55% due 02/01/14	55,000	60,392
Cellco Partnership/Verizon Wireless Capital LLC Senior Notes 8.50% due 11/15/18	15,000	19,272

Seasons Series Trust Multi-Managed Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Cellular Telecom (continued)
Cricket Communications, Inc. Senior Sec. Notes 7.75% due 05/15/16	$10,000	$10,625
Cricket Communications, Inc. Company Guar. Notes 7.75% due 10/15/20	10,000	10,075
Nextel Communications, Inc. Company Guar. Notes 7.38% due 08/01/15	8,000	8,030
Sprint Nextel Corp. Senior Bonds 6.00% due 12/01/16	5,000	5,019
		113,413
Chemicals-Diversified — 0.1%
Dow Chemical Co. Senior Notes 4.25% due 11/15/20	25,000	23,876
EI du Pont de Nemours & Co. FRS Senior Notes 0.73% due 03/25/14	5,000	5,010
PPG Industries, Inc. Senior Notes 1.90% due 01/15/16	2,000	1,895
PPG Industries, Inc. Senior Notes 3.60% due 11/15/20	7,000	6,591
PPG Industries, Inc. Senior Notes 5.50% due 11/15/40	3,000	2,923
Solutia, Inc. Company Guar. Notes 7.88% due 03/15/20	5,000	5,425
		45,720
Chemicals-Specialty — 0.1%
Cytec Industries, Inc. Senior Notes 4.60% due 07/01/13	23,000	24,265
Eastman Chemical Co. Debentures 7.25% due 01/15/24	13,000	15,080
Huntsman International LLC Company Guar. Notes 8.63% due 03/15/21*	5,000	5,450
Lubrizol Corp. Company Guar. Bonds 6.50% due 10/01/34	5,000	5,453
Nalco Co. Senior Notes 6.63% due 01/15/19*	10,000	10,287
		60,535
Coal — 0.1%
Arch Coal, Inc. Company Guar. Notes 8.75% due 08/01/16	5,000	5,588
Consol Energy, Inc. Company Guar. Notes 8.25% due 04/01/20	10,000	11,088

Security Description	Principal Amount(19)	Value (Note 3)
Coal (continued)
Foresight Energy LLC/Foresight Energy Corp. Company Guar. Notes 9.63% due 08/15/17*	$5,000	$5,381
Patriot Coal Corp. Company Guar. Notes 8.25% due 04/30/18	9,000	9,585
Peabody Energy Corp. Company Guar. Notes 6.50% due 09/15/20	15,000	16,087
		47,729
Commercial Services — 0.0%
Ceridian Corp. Company Guar. Notes 11.25% due 11/15/15	10,000	10,400
Commercial Services-Finance — 0.0%
Moody's Corp. Senior Notes 5.50% due 09/01/20	1,000	1,014
Computer Services — 0.0%
Affiliated Computer Services, Inc. Senior Notes 5.20% due 06/01/15	6,000	6,470
Compucom Systems, Inc. Senior Sub. Notes 12.50% due 10/01/15*	5,000	5,406
International Business Machines Corp. Senior Notes 6.22% due 08/01/27	10,000	11,508
		23,384
Computers-Memory Devices — 0.0%
Spansion LLC Company Guar. Notes 7.88% due 11/15/17*	5,000	5,088
Consulting Services — 0.0%
FTI Consulting, Inc. Company Guar. Notes 6.75% due 10/01/20*	10,000	10,125
Consumer Products-Misc. — 0.0%
Kimberly-Clark Corp. Senior Notes 5.30% due 03/01/41	2,000	2,021
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC Company Guar. Notes 9.00% due 04/15/19*	5,000	5,175
		7,196
Containers-Metal/Glass — 0.1%
Ball Corp. Company Guar. Notes 6.75% due 09/15/20	15,000	15,675
Ball Corp. Company Guar. Notes 7.13% due 09/01/16	5,000	5,469
Ball Corp. Company Guar. Notes 7.38% due 09/01/19	10,000	10,825

Seasons Series Trust Multi-Managed Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Containers-Metal/Glass (continued)
Crown Americas LLC/Crown Americas Capital Corp. II Company Guar. Notes 7.63% due 05/15/17	$10,000	$10,925
Crown Cork & Seal Co., Inc. Senior Notes 7.38% due 12/15/26	2,000	1,972
Owens-Brockway Glass Container, Inc. Company Guar. Notes 7.38% due 05/15/16	15,000	16,444
		61,310
Containers-Paper/Plastic — 0.0%
Berry Plastics Corp. Senior Sec. Notes 9.50% due 05/15/18	2,000	1,990
Rock-Tenn Co. Company Guar. Notes 9.25% due 03/15/16	5,000	5,500
		7,490
Cosmetics & Toiletries — 0.0%
Revlon Consumer Products Corp. Senior Sec. Notes 9.75% due 11/15/15	5,000	5,413
Decision Support Software — 0.0%
PGS Solutions Company Guar. Notes 9.63% due 02/15/15	5,000	4,975
Dialysis Centers — 0.0%
DaVita, Inc. Company Guar. Notes 6.63% due 11/01/20	5,000	5,063
Distribution/Wholesale — 0.0%
McJunkin Red Man Corp. Senior Sec. Notes 9.50% due 12/15/16*	5,000	5,063
Diversified Banking Institutions — 1.0%
Bank of America Corp. FRS Senior Notes 1.72% due 01/30/14	5,000	5,082
Bank of America Corp. Sub. Notes 5.25% due 12/01/15	25,000	26,223
Bank of America Corp. Senior Notes 5.88% due 01/05/21	35,000	36,546
Bank of America Corp. Senior Notes 6.00% due 09/01/17	25,000	26,795
Bank of America Corp. Senior Notes 6.50% due 08/01/16	16,000	17,706
Bank of America Corp. Senior Notes 7.38% due 05/15/14	20,000	22,586
Bank of America Corp. FRS Jr. Sub. Notes 8.00% due 01/30/18(9)	14,000	15,055

Security Description	Principal Amount(19)	Value (Note 3)
Diversified Banking Institutions (continued)
Citigroup, Inc. Senior Notes 4.59% due 12/15/15	$20,000	$20,681
Citigroup, Inc. Sub. Notes 5.00% due 09/15/14	16,000	16,707
Citigroup, Inc. Senior Bonds 5.50% due 08/27/12	45,000	47,413
Citigroup, Inc. Sub. Notes 6.00% due 10/31/33	5,000	4,774
Citigroup, Inc. Senior Notes 6.50% due 08/19/13	25,000	27,334
Citigroup, Inc. Notes 8.50% due 05/22/19	30,000	37,016
Goldman Sachs Group, Inc. Senior Notes 3.70% due 08/01/15	50,000	50,369
Goldman Sachs Group, Inc. Sub. Notes 5.63% due 01/15/17	37,000	38,991
Goldman Sachs Group, Inc. Senior Notes 5.95% due 01/18/18	7,000	7,517
Goldman Sachs Group, Inc. Sub. Notes 5.95% due 01/15/27	50,000	50,248
Goldman Sachs Group, Inc. Senior Notes 6.25% due 02/01/41	31,000	30,872
Goldman Sachs Group, Inc. Sub. Notes 6.45% due 05/01/36	15,000	14,670
JPMorgan Chase & Co. FRS Sub. Notes 1.54% due 09/01/15	14,000	14,000
JPMorgan Chase & Co. Senior Notes 3.45% due 03/01/16	32,000	31,886
JPMorgan Chase & Co. Senior Notes 4.25% due 10/15/20	15,000	14,336
JPMorgan Chase & Co. Sub. Notes 5.13% due 09/15/14	45,000	48,299
JPMorgan Chase & Co. Sub. Notes 6.13% due 06/27/17	11,000	11,970
JPMorgan Chase & Co. FRS Jr. Sub Notes 7.90% due 04/30/18(9)	5,000	5,470
JPMorgan Chase Capital XXII Ltd. Guar. Notes 6.45% due 01/15/87	50,000	50,320
JPMorgan Chase Capital XXIII FRS Ltd. Guar. Bonds 1.31% due 05/15/77	3,000	2,483

Seasons Series Trust Multi-Managed Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Diversified Banking Institutions (continued)
Morgan Stanley Sub. Notes 4.75% due 04/01/14	$25,000	$26,050
Morgan Stanley Senior Notes 5.55% due 04/27/17	21,000	22,089
Morgan Stanley Senior Notes 5.75% due 08/31/12	105,000	111,379
Morgan Stanley Senior Notes 5.95% due 12/28/17	8,000	8,593
Nationsbank Corp. Sub. Notes 7.25% due 10/15/25	2,000	2,098
		845,558
Diversified Financial Services — 0.3%
Citigroup Capital XXI FRS Company Guar. Bonds 8.30% due 12/21/77	18,000	18,720
General Electric Capital Corp. Senior Notes 3.75% due 11/14/14	35,000	36,466
General Electric Capital Corp. Senior Notes 4.38% due 09/16/20	10,000	9,718
General Electric Capital Corp. Senior Notes 4.63% due 01/07/21	65,000	64,014
General Electric Capital Corp. Sub. Notes 5.30% due 02/11/21	35,000	35,548
General Electric Capital Corp. Senior Notes 5.63% due 05/01/18	25,000	27,028
General Electric Capital Corp. Senior Notes 5.88% due 01/14/38	12,000	11,847
General Electric Capital Corp. Senior Notes 6.00% due 06/15/12	20,000	21,179
General Electric Capital Corp. Senior Notes 6.15% due 08/07/37	9,000	9,201
		233,721
Diversified Manufacturing Operations — 0.0%
General Electric Co. Senior Notes 5.25% due 12/06/17	6,000	6,534
Harsco Corp. Senior Notes 2.70% due 10/15/15	13,000	12,787
		19,321
E-Commerce/Services — 0.0%
Expedia, Inc. Company Guar. Notes 8.50% due 07/01/16	5,000	5,438

Security Description	Principal Amount(19)	Value (Note 3)
E-Commerce/Services (continued)
NetFlix, Inc. Company Guar. Notes 8.50% due 11/15/17	$5,000	$5,631
		11,069
Electric-Distribution — 0.0%
Oglethorpe Power Corp. 1st. Mtg. Notes 5.38% due 11/01/40	5,000	4,689
Electric-Generation — 0.1%
AES Corp. Senior Notes 8.00% due 10/15/17	10,000	10,750
AES Corp. Senior Notes 8.00% due 06/01/20	25,000	27,000
Allegheny Energy Supply Co. LLC Senior Notes 6.75% due 10/15/39*	9,000	8,545
		46,295
Electric-Integrated — 0.4%
Ameren Energy Generating Co. Senior Notes 6.30% due 04/01/20	7,000	6,881
CenterPoint Energy Houston Electric LLC General Refunding Mtg. 7.00% due 03/01/14	15,000	17,010
Cleco Power LLC Senior Notes 6.00% due 12/01/40	5,000	4,775
Commonwealth Edison Co. 1st Mtg. Bonds 5.80% due 03/15/18	25,000	27,618
Dominion Resources, Inc. Senior Notes 5.25% due 08/01/33	12,000	12,969
Edison International Senior Notes 3.75% due 09/15/17	21,000	20,668
Entergy Corp. Senior Notes 3.63% due 09/15/15	30,000	29,689
Entergy Louisiana LLC 1st Mtg. Notes 4.80% due 05/01/21	8,000	7,903
Exelon Generation Co. LLC Senior Notes 5.75% due 10/01/41	5,000	4,586
FirstEnergy Corp. Senior Notes 7.38% due 11/15/31	5,000	5,416
Great Plains Energy, Inc. Senior Notes 2.75% due 08/15/13	5,000	5,062
Mirant Mid-Atlantic LLC Pass Through Certs., Series B 9.13% due 06/30/17	4,472	4,863

Seasons Series Trust Multi-Managed Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Electric-Integrated (continued)
Oncor Electric Delivery Co. LLC Senior Sec. Notes 7.00% due 09/01/22	$10,000	$11,502
Progress Energy, Inc. Senior Notes 4.40% due 01/15/21	70,000	69,480
Progress Energy, Inc. Senior Notes 6.00% due 12/01/39	5,000	5,140
Southern Energy, Inc. Escrow Notes 7.90% due 07/15/09†(4)(6)	20,000	0
Teco Finance, Inc. Company Guar. Notes 6.57% due 11/01/17	4,000	4,545
Union Electric Co. Senior Sec. Notes 6.40% due 06/15/17	60,000	68,070
		306,177
Electric-Transmission — 0.1%
ITC Holdings Corp. Senior Notes 6.05% due 01/31/18*	35,000	38,252
Electronic Components-Misc. — 0.0%
Jabil Circuit, Inc. Senior Notes 5.63% due 12/15/20	7,000	6,956
Jabil Circuit, Inc. Senior Notes 7.75% due 07/15/16	5,000	5,675
Jabil Circuit, Inc. Senior Notes 8.25% due 03/15/18	5,000	5,675
		18,306
Electronic Components-Semiconductors — 0.0%
Freescale Semiconductor, Inc. Company Guar. Notes 9.13% due 12/15/14(10)	2,000	2,060
Freescale Semiconductor, Inc. Senior Sec. Notes 10.13% due 03/15/18*	2,000	2,240
National Semiconductor Corp. Senior Notes 6.60% due 06/15/17	7,000	7,703
		12,003
Electronics-Military — 0.0%
L-3 Communications Corp. Company Guar. Notes 4.95% due 02/15/21	5,000	5,029
Enterprise Software/Service — 0.0%
Mantech International Corp. Company Guar. Notes 7.25% due 04/15/18	15,000	15,750
Finance-Auto Loans — 0.0%
Ford Motor Credit Co., LLC Senior Notes 5.75% due 02/01/21	14,000	13,825

Security Description	Principal Amount(19)	Value (Note 3)
Finance-Auto Loans (continued)
Ford Motor Credit Co., LLC Senior Notes 12.00% due 05/15/15	$2,000	$2,517
		16,342
Finance-Commercial — 0.0%
Textron Financial Corp. Senior Notes 5.40% due 04/28/13	12,000	12,618
Finance-Consumer Loans — 0.1%
SLM Corp. Senior Notes 5.63% due 08/01/33	20,000	17,099
SLM Corp. Senior Notes 6.25% due 01/25/16	25,000	26,062
SLM Corp. Senior Notes 8.00% due 03/25/20	5,000	5,450
SLM Corp. Senior Notes 8.45% due 06/15/18	5,000	5,600
		54,211
Finance-Credit Card — 0.0%
Capital One Capital III Ltd. Guar. Bonds 7.69% due 08/15/36	3,000	3,086
Finance-Investment Banker/Broker — 0.1%
Bear Stearns Cos., Inc. Senior Notes 7.25% due 02/01/18	25,000	29,128
Jefferies Group, Inc. Senior Notes 3.88% due 11/09/15	10,000	9,978
Lazard Group LLC Senior Notes 6.85% due 06/15/17	60,000	63,871
Lehman Brothers Holdings Capital Trust VII FRS Ltd. Guar. Notes 5.86% due 05/31/12†(5)(9)(11)	6,000	1
Lehman Brothers Holdings, Inc. Senior Notes 5.50% due 04/04/16†(5)(11)	7,000	1,794
Lehman Brothers Holdings, Inc. Sub. Notes 6.75% due 12/28/17†(5)(11)	7,000	1
Lehman Brothers Holdings, Inc. Sub. Notes 7.50% due 05/11/38†(5)(11)	10,000	1
Merrill Lynch & Co., Inc. Sub. Notes 6.05% due 05/16/16	9,000	9,512
		114,286
Finance-Other Services — 0.1%
ERAC USA Finance LLC Company Guar. Notes 2.25% due 01/10/14*	17,000	16,959

Seasons Series Trust Multi-Managed Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Finance-Other Services (continued)
ERAC USA Finance LLC Company Guar. Notes 2.75% due 07/01/13*	$15,000	$15,185
ERAC USA Finance LLC Company Guar. Notes 7.00% due 10/15/37*	15,000	16,343
SquareTwo Financial Corp. Senior Sec. Notes 11.63% due 04/01/17*	5,000	5,075
		53,562
Firearms & Ammunition — 0.0%
FGI Operating Co, Inc. Senior Sec. Notes 10.25% due 08/01/15	5,000	5,331
Food-Canned — 0.0%
Blue Merger Sub, Inc. Company Guar. Notes 7.63% due 02/15/19*	10,000	10,137
Food-Meat Products — 0.0%
Smithfield Foods, Inc. Senior Sec. Notes 10.00% due 07/15/14	10,000	11,775
Food-Misc. — 0.0%
Kraft Foods, Inc. Senior Notes 6.25% due 06/01/12	18,000	19,094
Kraft Foods, Inc. Senior Notes 6.50% due 02/09/40	13,000	13,885
		32,979
Food-Retail — 0.0%
Ahold Finance USA LLC Company Guar. Notes 6.88% due 05/01/29	5,000	5,478
Funeral Services & Related Items — 0.0%
Carriage Services, Inc. Company Guar. Notes 7.88% due 01/15/15	5,000	5,100
Gambling (Non-Hotel) — 0.0%
Downstream Development Authority Senior Sec. Notes 12.00% due 10/15/15*	5,000	5,275
Gas-Distribution — 0.1%
CenterPoint Energy, Inc. Senior Notes 6.50% due 05/01/18	25,000	28,073
KeySpan Gas East Corp. Senior Bonds 5.82% due 04/01/41*	10,000	10,001
Sempra Energy FRS Senior Notes 1.07% due 03/15/14	5,000	5,025
Southern Union Co. Senior Notes 7.60% due 02/01/24	6,000	6,676
		49,775

Security Description	Principal Amount(19)	Value (Note 3)
Gas-Transportation — 0.0%
Sabine Pass LNG LP Senior Sec. Notes 7.25% due 11/30/13	$5,000	$5,113
Hazardous Waste Disposal — 0.0%
Clean Harbors, Inc. Senior Sec. Notes 7.63% due 08/15/16	5,000	5,306
Home Furnishings — 0.0%
Norcraft Cos., LP/Norcraft Finance Corp. Senior Sec. Notes 10.50% due 12/15/15	5,000	5,344
Independent Power Producers — 0.0%
Calpine Corp. Senior Sec. Notes 7.88% due 07/31/20*	5,000	5,312
Calpine Corp. Escrow Notes 8.75% due 07/15/13†(4)(6)	30,000	0
Dynegy-Roseton/Danskammer Pass Through Certs. Series B 7.67% due 11/08/16	5,000	4,725
GenOn Escrow Corp. Senior Notes 9.50% due 10/15/18*	5,000	5,200
NRG Energy, Inc. Company Guar. Notes 7.38% due 02/01/16	5,000	5,175
NRG Energy, Inc. Company Guar. Notes 7.38% due 01/15/17	5,000	5,213
NRG Energy, Inc. Company Guar. Notes 8.25% due 09/01/20*	5,000	5,200
		30,825
Insurance-Life/Health — 0.1%
Jefferson-Pilot Corp. Senior Notes 4.75% due 01/30/14	5,000	5,256
Nationwide Financial Services, Inc. Senior Notes 5.90% due 07/01/12	7,000	7,257
Pacific Life Insurance Co. Sub. Notes 9.25% due 06/15/39*	20,000	26,289
Protective Life Corp. Senior Notes 8.45% due 10/15/39	18,000	20,078
Prudential Financial, Inc. Senior Notes 4.50% due 11/15/20	10,000	9,795
Symetra Financial Corp. Senior Notes 6.13% due 04/01/16*	20,000	20,784
		89,459

Seasons Series Trust Multi-Managed Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Insurance-Multi-line — 0.1%
Genworth Financial, Inc. Senior Notes 7.63% due 09/24/21	$4,000	$4,013
Hartford Financial Services Group, Inc. Senior Notes 5.38% due 03/15/17	25,000	25,899
Hartford Financial Services Group, Inc. FRS Jr. Sub. Debentures 8.13% due 06/15/68	17,000	18,615
Metropolitan Life Global Funding I Senior Sec. Notes 2.88% due 09/17/12*	10,000	10,197
Nationwide Mutual Insurance Co. Sub. Notes 9.38% due 08/05/39*	50,000	60,805
		119,529
Insurance-Mutual — 0.2%
Liberty Mutual Group, Inc. Senior Notes 5.75% due 03/15/14*	5,000	5,249
Liberty Mutual Group, Inc. Company Guar. Notes 7.80% due 03/07/87*	20,000	19,900
Liberty Mutual Insurance Co. Sub. Notes 7.70% due 10/15/97*	70,000	64,373
Massachusetts Mutual Life Insurance Co. Sub. Notes 8.88% due 06/01/39*	30,000	41,027
		130,549
Insurance-Property/Casualty — 0.3%
ACE Capital Trust II Ltd. Guar. Notes 9.70% due 04/01/30	70,000	88,200
Everest Reinsurance Holdings, Inc. FRS Jr. Sub. Bonds 6.60% due 05/01/67	70,000	66,500
W.R. Berkley Corp. Senior Notes 5.60% due 05/15/15	60,000	63,456
		218,156
Machinery-Farming — 0.0%
Case New Holland, Inc. Senior Notes 7.88% due 12/01/17*	14,000	15,557
CNH America LLC Company Guar. Notes 7.25% due 01/15/16	5,000	5,463
		21,020
Medical Instruments — 0.0%
Accellent, Inc. Senior Sec. Notes 8.38% due 02/01/17	5,000	5,363

Security Description	Principal Amount(19)	Value (Note 3)
Medical Labs & Testing Services — 0.1%
Quest Diagnostics, Inc. FRS Company Guar. Notes 1.16% due 03/24/14	$8,000	$8,023
Quest Diagnostics, Inc. Company Guar. Notes 3.20% due 04/01/16	20,000	19,880
Quest Diagnostics, Inc. Company Guar. Notes 4.70% due 04/01/21	9,000	8,908
		36,811
Medical Products — 0.0%
Becton Dickinson and Co. Senior Notes 7.00% due 08/01/27	7,000	8,272
Fresenius U.S. Finance II Company Guar. Notes 9.00% due 07/15/15*	5,000	5,731
		14,003
Medical-Biomedical/Gene — 0.1%
Bio-Rad Laboratories, Inc. Senior Sub. Notes 8.00% due 09/15/16	5,000	5,538
Celgene Corp. Senior Notes 2.45% due 10/15/15	20,000	19,356
Genzyme Corp. Company Guar. Notes 3.63% due 06/15/15	5,000	5,194
Life Technologies Corp. Senior Notes 4.40% due 03/01/15	22,000	22,957
		53,045
Medical-HMO — 0.0%
CIGNA Corp. Senior Bonds 5.88% due 03/15/41	3,000	2,944
Medical-Hospitals — 0.1%
Capella Healthcare, Inc. Company Guar. Notes 9.25% due 07/01/17*	9,000	9,585
HCA, Inc. Senior Notes 7.50% due 11/15/95	10,000	8,200
HCA, Inc. Senior Sec. Notes 8.50% due 04/15/19	36,000	39,960
Select Medical Corp. Company Guar. Notes 7.63% due 02/01/15	15,000	15,262
Tenet Healthcare Corp Senior Sec. Notes 8.88% due 07/01/19	20,000	22,800
Tenet Healthcare Corp. Senior Notes 9.25% due 02/01/15	10,000	11,013
		106,820

Seasons Series Trust Multi-Managed Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Medical-Wholesale Drug Distribution — 0.1%
Cardinal Health, Inc. Senior Notes 4.63% due 12/15/20	$50,000	$49,731
Metal-Aluminum — 0.0%
Alcoa, Inc. Senior Notes 6.15% due 08/15/20	25,000	26,418
Metal-Iron — 0.0%
Cliffs Natural Resources, Inc. Senior Notes 4.88% due 04/01/21	4,000	3,945
Cliffs Natural Resources, Inc. Senior Bonds 6.25% due 10/01/40	5,000	4,967
		8,912
MRI/Medical Diagnostic Imaging — 0.0%
Radnet Management, Inc. Company Guar. Notes 10.38% due 04/01/18	5,000	5,056
Multimedia — 0.5%
Historic TW, Inc. Company Guar. Notes 6.63% due 05/15/29	65,000	69,310
NBC Universal, Inc. Senior Notes 2.88% due 04/01/16*	10,000	9,769
NBC Universal, Inc. Senior Notes 3.65% due 04/30/15*	35,000	35,932
NBC Universal, Inc. Senior Notes 6.40% due 04/30/40*	5,000	5,134
News America, Inc. Company Guar. Bonds 6.15% due 02/15/41*	35,000	34,708
News America, Inc. Company Guar. Notes 6.20% due 12/15/34	10,000	10,057
News America, Inc. Company Guar. Notes 6.90% due 03/01/19	50,000	58,271
Time Warner Cos., Inc. Company Guar. Notes 6.95% due 01/15/28	10,000	10,952
Time Warner Entertainment Co. LP Company Guar. Notes 8.38% due 03/15/23	60,000	73,977
Time Warner, Inc. Company Guar. Notes 4.75% due 03/29/21	5,000	4,967
Time Warner, Inc. Company Guar. Bonds 6.25% due 03/29/41	7,000	6,955
Viacom, Inc. Senior Notes 3.50% due 04/01/17	7,000	6,892

Security Description	Principal Amount(19)	Value (Note 3)
Multimedia (continued)
Viacom, Inc. Senior Notes 4.50% due 03/01/21	$25,000	$24,425
Viacom, Inc. Senior Notes 6.13% due 10/05/17	45,000	50,670
		402,019
Music — 0.0%
WMG Acquisition Corp. Senior Sec. Notes 9.50% due 06/15/16	5,000	5,288
Networking Products — 0.0%
Juniper Networks, Inc. Senior Notes 5.95% due 03/15/41	5,000	4,938
Non-Hazardous Waste Disposal — 0.0%
Allied Waste North America, Inc. Company Guar. Notes 6.88% due 06/01/17	1,000	1,090
Allied Waste North America, Inc. Company Guar. Notes 7.13% due 05/15/16	1,000	1,044
		2,134
Office Automation & Equipment — 0.1%
Xerox Corp. Senior Notes 4.25% due 02/15/15	50,000	52,632
Xerox Corp. Senior Notes 8.25% due 05/15/14	15,000	17,536
		70,168
Oil Companies-Exploration & Production — 0.2%
Alta Mesa Holdings/Alta Mesa Finance Services Corp. Senior Notes 9.63% due 10/15/18*	5,000	5,075
Anadarko Petroleum Corp. Notes 6.20% due 03/15/40	15,000	14,491
Carrizo Oil & Gas, Inc. Company Guar. Notes 8.63% due 10/15/18*	5,000	5,300
Chesapeake Energy Corp. Company Guar. Notes 6.88% due 08/15/18	15,000	16,312
Chesapeake Energy Corp. Company Guar. Notes 6.88% due 11/15/20	5,000	5,400
Denbury Resources, Inc. Company Guar. Notes 6.38% due 08/15/21	2,000	2,050
EV Energy Partners LP/EV Energy Finance Corp. Company Guar. Notes 8.00% due 04/15/19*	5,000	5,088

Seasons Series Trust Multi-Managed Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Oil Companies-Exploration & Production (continued)
Hilcorp Energy I LP/ Hilcorp Finance Co. Senior Notes 7.63% due 04/15/21*	$5,000	$5,237
Hilcorp Energy I LP/ Hilcorp Finance Co. Senior Notes 7.75% due 11/01/15*	5,000	5,175
Kerr-McGee Corp. Company Guar. Notes 7.88% due 09/15/31	24,000	27,376
Linn Energy LLC/Linn Energy Finance Corp. Senior Notes 8.63% due 04/15/20	5,000	5,550
Newfield Exploration Co. Senior Sub. Notes 7.13% due 05/15/18	5,000	5,375
Pioneer Natural Resources Co. Company Guar. Notes 5.88% due 07/15/16	15,000	15,792
Pioneer Natural Resources Co. Senior Notes 7.50% due 01/15/20	3,000	3,379
QEP Resources, Inc. Senior Notes 6.88% due 03/01/21	5,000	5,250
Range Resources Corp. Company Guar. Notes 7.50% due 10/01/17	5,000	5,325
SandRidge Energy, Inc. Company Guar. Notes 7.50% due 03/15/21*	5,000	5,188
Union Pacific Resources Group, Inc. Senior Bonds 7.15% due 05/15/28	12,000	12,695
		150,058
Oil Field Machinery & Equipment — 0.0%
Dresser-Rand Group, Inc. Company Guar. Notes 6.50% due 05/01/21*	5,000	5,156
Oil Refining & Marketing — 0.0%
Valero Energy Corp. Senior Notes 4.50% due 02/01/15	15,000	15,785
Oil-Field Services — 0.0%
Exterran Holdings, Inc. Company Guar. Notes 7.25% due 12/01/18*	5,000	5,100
Helix Energy Solutions Group, Inc. Company Guar. Notes 9.50% due 01/15/16*	5,000	5,275
Key Energy Services, Inc. Company Guar. Notes 6.75% due 03/01/21	5,000	5,087
		15,462

Security Description	Principal Amount(19)	Value (Note 3)
Paper & Related Products — 0.1%
Clearwater Paper Corp. Company Guar. Notes 7.13% due 11/01/18*	$5,000	$5,237
Georgia-Pacific LLC Company Guar. Notes 5.40% due 11/01/20*	12,000	11,850
Georgia-Pacific LLC Company Guar. Notes 7.13% due 01/15/17*	20,000	21,225
Georgia-Pacific LLC Senior Notes 7.75% due 11/15/29	5,000	5,494
Verso Paper Holdings LLC/ Verso Paper, Inc. Sec. Notes 8.75% due 02/01/19*	3,000	3,120
		46,926
Pharmacy Services — 0.0%
Express Scripts, Inc. Company Guar. Notes 6.25% due 06/15/14	25,000	27,774
Pipelines — 0.4%
CenterPoint Energy Resources Corp. Senior Notes 4.50% due 01/15/21*	26,000	25,487
Copano Energy LLC/Copano Energy Finance Corp. Company Guar. Notes 7.75% due 06/01/18	5,000	5,225
El Paso Corp. Senior Notes 6.88% due 06/15/14	5,000	5,585
El Paso Corp. Senior Notes 7.00% due 06/15/17	25,000	27,980
El Paso Natural Gas Co. Senior Notes 8.38% due 06/15/32	5,000	6,124
Energy Transfer Equity LP Company Guar. Notes 7.50% due 10/15/20	13,000	14,138
Energy Transfer Partners LP Senior Notes 7.50% due 07/01/38	15,000	17,349
Enterprise Products Operating LLC Company Guar. Notes 3.20% due 02/01/16	25,000	24,844
Enterprise Products Operating LLC Company Guar. Notes 5.95% due 02/01/41	10,000	9,727
Kinder Morgan Energy Partners LP Senior Notes 6.38% due 03/01/41	56,000	56,483
Kinder Morgan Finance Co., LLC Senior Sec. Notes 6.00% due 01/15/18*	5,000	5,181
MarkWest Energy Partners LP/ MarkWest Energy Finance Corp. Company Guar. Notes 6.50% due 08/15/21	5,000	4,994

Seasons Series Trust Multi-Managed Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Pipelines (continued)
MarkWest Energy Partners LP/ MarkWest Energy Finance Corp. Company Guar. Notes 8.75% due 04/15/18	$5,000	$5,450
NGPL PipeCo LLC Senior Notes 6.51% due 12/15/12*	50,000	53,562
Plains All American Pipeline LP/PAA Finance Corp. Company Guar. Notes 5.00% due 02/01/21	22,000	22,065
Plains All American Pipeline LP/PAA Finance Corp. Company Guar. Notes 5.63% due 12/15/13	10,000	10,900
Plains All American Pipeline LP/PAA Finance Corp. Company Guar. Notes 6.50% due 05/01/18	7,000	7,869
Regency Energy Partners LP/ Regency Energy Finance Corp. Company Guar. Notes 9.38% due 06/01/16	5,000	5,688
Rockies Express Pipeline LLC Senior Notes 5.63% due 04/15/20*	25,000	24,851
		333,502
Printing-Commercial — 0.0%
Deluxe Corp. Senior Notes 7.38% due 06/01/15	10,000	10,362
Publishing-Books — 0.0%
TL Acquisitions, Inc. Senior Notes 10.50% due 01/15/15*	5,000	5,100
Real Estate Investment Trusts — 0.5%
BioMed Realty LP Company Guar. Notes 3.85% due 04/15/16	5,000	4,946
Brandywine Operating Partnership LP Company Guar. Notes 4.95% due 04/15/18	5,000	4,943
Brandywine Operating Partnership LP Company Guar. Notes 5.70% due 05/01/17	3,000	3,107
Brandywine Operating Partnership LP Company Guar. Notes 5.75% due 04/01/12	15,000	15,484
Brandywine Operating Partnership LP Company Guar. Notes 7.50% due 05/15/15	25,000	28,245
Duke Realty LP Senior Notes 6.75% due 03/15/20	15,000	16,720
DuPont Fabros Technology LP Company Guar. Notes 8.50% due 12/15/17	25,000	27,531

Security Description	Principal Amount(19)	Value (Note 3)
Real Estate Investment Trusts (continued)
ERP Operating LP Senior Notes 5.75% due 06/15/17	$50,000	$55,049
HCP, Inc. Senior Notes 3.75% due 02/01/16	25,000	25,126
HCP, Inc. Senior Notes 5.38% due 02/01/21	15,000	15,148
Health Care Property Investors, Inc. Senior Notes 6.00% due 01/30/17	35,000	37,789
Health Care REIT, Inc. Senior Notes 5.25% due 01/15/22	41,000	40,002
Health Care REIT, Inc. Senior Bonds 6.50% due 03/15/41	5,000	4,828
Host Hotels & Resorts LP Company Guar. Notes 6.38% due 03/15/15	10,000	10,213
Host Hotels & Resorts LP Company Guar. Notes 6.75% due 06/01/16	10,000	10,313
Host Hotels & Resorts, Inc. Company Guar. Notes 6.00% due 11/01/20	5,000	4,913
Kimco Realty Corp. Senior Notes 5.58% due 11/23/15	50,000	53,994
Realty Income Corp. Senior Notes 6.75% due 08/15/19	30,000	34,232
Simon Property Group LP Senior Notes 6.13% due 05/30/18	15,000	16,811
United Dominion Realty Trust, Inc. Senior Notes 6.05% due 06/01/13	50,000	53,148
		462,542
Real Estate Management/Services — 0.1%
AMB Property LP Company Guar. Notes 6.13% due 12/01/16	40,000	43,775
Real Estate Operations & Development — 0.1%
First Industrial LP Senior Notes 5.75% due 01/15/16	5,000	4,766
Regency Centers LP Company Guar. Notes 4.95% due 04/15/14	30,000	31,545
		36,311
Recycling — 0.0%
Aleris International, Inc. Escrow Notes 9.00% due 12/15/14†(4)(6)	10,000	1

Seasons Series Trust Multi-Managed Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Rental Auto/Equipment — 0.0%
RSC Equipment Rental, Inc./ RSC Holdings III LLC Senior Notes 8.25% due 02/01/21*	$5,000	$5,200
Retail-Apparel/Shoe — 0.0%
Limited Brands, Inc. Senior Notes 6.90% due 07/15/17	10,000	10,725
Limited Brands, Inc. Company Guar. Notes 7.00% due 05/01/20	5,000	5,294
		16,019
Retail-Auto Parts — 0.0%
AutoZone, Inc. Senior Notes 4.00% due 11/15/20	30,000	27,836
Retail-Building Products — 0.0%
Home Depot, Inc. Senior Bonds 5.95% due 04/01/41	5,000	4,986
Retail-Discount — 0.0%
HSN, Inc. Company Guar. Notes 11.25% due 08/01/16	5,000	5,663
Retail-Drug Store — 0.1%
CVS Caremark Corp. Senior Notes 3.25% due 05/18/15	20,000	20,316
CVS Caremark Corp. Senior Notes 6.25% due 06/01/27	13,000	14,239
CVS Caremark Corp. Pass Through Certs. 6.94% due 01/10/30	32,619	35,451
CVS Pass-Through Trust Company Guar. Notes 5.77% due 01/31/33*	4,981	5,024
		75,030
Retail-Mail Order — 0.0%
QVC, Inc. Senior Sec. Notes 7.50% due 10/01/19*	10,000	10,500
Retail-Regional Department Stores — 0.1%
Federated Retail Holdings, Inc. Company Guar. Notes 5.90% due 12/01/16	25,000	26,875
Macy's Retail Holdings, Inc. Company Guar. Notes 6.90% due 04/01/29	5,000	5,062
Macy's Retail Holdings, Inc. Company Guar. Notes 7.00% due 02/15/28	5,000	5,050
		36,987

Security Description	Principal Amount(19)	Value (Note 3)
Retail-Restaurants — 0.0%
Dave & Buster's, Inc. Company Guar. Notes 11.00% due 06/01/18	$5,000	$5,425
Retail-Toy Stores — 0.0%
Toys R Us Property Co. II LLC Senior Sec. Notes 8.50% due 12/01/17	5,000	5,375
Savings & Loans/Thrifts — 0.0%
Amsouth Bank NA Sub. Notes 4.85% due 04/01/13	5,000	5,088
Seismic Data Collection — 0.0%
Geokinetics Holdings USA, Inc. Senior Sec. Notes 9.75% due 12/15/14	5,000	4,806
Special Purpose Entities — 0.0%
Capital One Capital V Ltd. Guar. Notes 10.25% due 08/15/39	15,000	16,275
Goldman Sachs Capital III FRS Company Guar. Notes 1.08% due 09/01/12(9)	7,000	5,412
		21,687
Steel-Producers — 0.0%
Ryerson, Inc. Senior Sec. Notes 12.00% due 11/01/15	5,000	5,425
Steel Dynamics, Inc. Company Guar. Notes 7.75% due 04/15/16	5,000	5,325
		10,750
Storage/Warehousing — 0.0%
Mobile Mini, Inc. Company Guar. Notes 7.88% due 12/01/20*	5,000	5,300
Telecom Services — 0.2%
Embarq Corp. Senior Notes 7.08% due 06/01/16	9,000	10,235
PAETEC Holding Corp. Senior Sec. Notes 8.88% due 06/30/17	5,000	5,387
Qwest Corp. Senior Notes 7.50% due 10/01/14	10,000	11,425
Qwest Corp. Senior Notes 8.88% due 03/15/12	11,000	11,770
SBA Tower Trust Sec. Notes 4.25% due 04/15/40*	35,000	36,471
Verizon Global Funding Corp. Senior Notes 7.75% due 12/01/30	50,000	60,224
		135,512

Seasons Series Trust Multi-Managed Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Telephone-Integrated — 0.2%
AT&T, Inc. Senior Notes 6.30% due 01/15/38	$65,000	$65,514
AT&T, Inc. Senior Notes 6.40% due 05/15/38	15,000	15,315
CenturyLink, Inc. Senior Notes 6.88% due 01/15/28	5,000	5,052
CenturyTel, Inc. Senior Notes 7.60% due 09/15/39	5,000	5,356
Citizens Communications Co. Senior Notes 9.00% due 08/15/31	5,000	5,113
Frontier Communications Corp. Senior Notes 7.13% due 03/15/19	10,000	10,150
Frontier Communications Corp. Senior Notes 8.25% due 04/15/17	10,000	10,800
Qwest Communications International, Inc. Company Guar. Notes 7.13% due 04/01/18	5,000	5,394
Qwest Communications International, Inc. Company Guar. Notes 8.00% due 10/01/15	14,000	15,452
Sprint Capital Corp. Company Guar. Notes 6.90% due 05/01/19	5,000	5,163
Sprint Capital Corp. Company Guar. Notes 8.75% due 03/15/32	9,000	9,574
Verizon Communications, Inc. Senior Notes 1.95% due 03/28/14	10,000	10,008
Verizon Virginia, Inc. Senior Notes 4.63% due 03/15/13	5,000	5,273
Windstream Corp. Company Guar. Notes 7.88% due 11/01/17	15,000	16,087
Windstream Corp. Company Guar. Notes 8.13% due 09/01/18	5,000	5,337
		189,588
Television — 0.1%
CBS Corp. Company Guar. Notes 8.20% due 05/15/14	55,000	64,465
Tobacco — 0.2%
Altria Group, Inc. Company Guar. Notes 9.25% due 08/06/19	10,000	13,051

Security Description	Principal Amount(19)	Value (Note 3)
Tobacco — 0.2%
Altria Group, Inc. Company Guar. Notes 9.70% due 11/10/18	$45,000	$59,180
Lorillard Tobacco Co. Company Guar. Notes 6.88% due 05/01/20	45,000	48,669
		120,900
Tools-Hand Held — 0.0%
Snap-On, Inc. Senior Notes 4.25% due 01/15/18	5,000	5,115
Transport-Air Freight — 0.0%
Atlas Air, Inc. Pass Through Certs. Series 1991-1, Class A-1 7.20% due 01/02/19	2,077	2,035
Atlas Air, Inc. Pass Through Certs. Series 1991-1, Class B 7.63% due 01/02/15	20,184	17,964
Atlas Air, Inc. Pass Through Certs. Series 2000-1, Class A 8.71% due 01/02/19	2,099	2,099
		22,098
Transport-Equipment & Leasing — 0.0%
GATX Corp. Senior Notes 3.50% due 07/15/16	5,000	4,939
Transport-Services — 0.0%
Bristow Group, Inc. Company Guar. Notes 7.50% due 09/15/17	10,000	10,513
Ryder System, Inc. Senior Notes 3.15% due 03/02/15	4,000	4,015
Ryder System, Inc. Senior Notes 3.60% due 03/01/16	4,000	4,041
		18,569
Web Hosting/Design — 0.0%
Equinix, Inc. Senior Notes 8.13% due 03/01/18	17,000	18,402
Wireless Equipment — 0.0%
American Tower Corp. Senior Notes 4.50% due 01/15/18	9,000	8,839
Motorola, Inc. Senior Notes 6.50% due 09/01/25	6,000	6,313
Motorola, Inc. Senior Notes 6.63% due 11/15/37	1,645	1,765
		16,917
Total U.S. Corporate Bonds & Notes (cost $6,880,336)		7,232,437

Seasons Series Trust Multi-Managed Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
FOREIGN CORPORATE BONDS & NOTES — 1.0%
Banks-Commercial — 0.1%
Barclays Bank PLC FRS Jr. Sub. Bonds 5.93% due 12/15/16*(9)	$11,000	$10,230
Barclays Bank PLC Sub. Notes 6.05% due 12/04/17*	5,000	5,209
Barclays Bank PLC FRS Jr. Sub. Notes 6.86% due 06/15/32*(9)	4,000	3,740
Credit Suisse AG Sub. Notes 5.40% due 01/14/20	6,000	6,060
Groupe BPCE FRS Jr. Sub Notes 3.77% due 06/30/11(9)	15,000	10,028
Intesa Sanpaolo SpA FRS Notes 2.71% due 02/24/14*	10,000	10,128
Nordea Bank AB FRS Jr. Sub. Bonds 8.38% due 03/25/15(9)	4,000	4,340
Rabobank Nederland NV Company Guar. Notes 2.13% due 10/13/15	7,000	6,751
Westpac Banking Corp. FRS Jr. Sub. Notes 0.65% due 09/30/11(9)	20,000	12,600
		69,086
Banks-Money Center — 0.1%
Lloyds TSB Bank PLC FRS Senior Notes 2.65% due 01/24/14	10,000	10,251
Lloyds TSB Bank PLC Bank Guar. Notes 4.88% due 01/21/16	35,000	36,089
		46,340
Brewery — 0.1%
Cia de Bebidas das Americas Senior Notes 8.75% due 09/15/13	50,000	57,075
Broadcast Services/Program — 0.0%
Grupo Televisa SA Senior Notes 6.63% due 01/15/40	30,000	31,786
Chemicals-Diversified — 0.0%
OXEA Finance/Cy SCA Senior Sec. Notes 9.50% due 07/15/17*	3,000	3,272
Computers-Memory Devices — 0.0%
Seagate Technology HDD Holdings Company Guar. Notes 6.80% due 10/01/16	10,000	10,487
Seagate Technology International Sec. Notes 10.00% due 05/01/14*	10,000	11,650
		22,137

Security Description	Principal Amount(19)	Value (Note 3)
Containers-Metal/Glass — 0.0%
Consumers International, Inc. Escrow Notes 10.25% due 04/01/05†(4)(6)	$10,000	$0
Diversified Banking Institutions — 0.0%
BNP Paribas Bank Guar. Notes 4.80% due 06/24/15*	5,000	5,199
Credit Agricole SA FRS Jr. Sub. Bonds 6.64% due 05/31/17*(9)	1,000	895
HSBC Holdings PLC Senior Notes 5.10% due 04/05/21	6,000	6,031
		12,125
Diversified Manufacturing Operations — 0.0%
Bombardier, Inc. Senior Notes 7.50% due 03/15/18	5,000	5,425
Bombardier, Inc. Senior Notes 7.75% due 03/15/20*	10,000	10,863
		16,288
Diversified Minerals — 0.0%
BHP Billiton Finance USA, Ltd. Company Guar. Notes 6.42% due 03/01/26	6,000	6,881
Finance-Investment Banker/Broker — 0.0%
Macquarie Bank, Ltd. Sub. Notes 6.63% due 04/07/21*	13,000	12,993
Gold Mining — 0.0%
Gold Fields Orogen Holding BVI, Ltd. Company Guar. Notes 4.88% due 10/07/20*	13,000	12,475
Insurance-Multi-line — 0.1%
Aegon NV FRS Jr. Sub. Notes 3.54% due 07/15/14(9)	12,000	8,790
Catlin Insurance Co., Ltd. FRS Jr. Sub. Notes 7.25% due 01/19/17*(9)	6,000	5,655
XL Capital, Ltd. Senior Notes 5.25% due 09/15/14	14,000	14,749
XL Capital, Ltd. Senior Notes 6.38% due 11/15/24	9,000	9,361
		38,555
Insurance-Reinsurance — 0.0%
Validus Holdings, Ltd. Senior Notes 8.88% due 01/26/40	7,000	7,351
Medical-Drugs — 0.0%
AstraZeneca PLC Senior Notes 5.90% due 09/15/17	7,000	7,991

Seasons Series Trust Multi-Managed Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
FOREIGN CORPORATE BONDS & NOTES (continued)
Medical-Drugs (continued)
Sanofi-Aventis SA Senior Notes 4.00% due 03/29/21	$5,000	$4,918
		12,909
Medical-Generic Drugs — 0.0%
Teva Pharmaceutical Finance III BV FRS Company Guar. Notes 0.81% due 03/21/14	6,000	6,021
Metal-Diversified — 0.1%
Inco, Ltd. Senior Bonds 7.20% due 09/15/32	30,000	32,703
Oil & Gas Drilling — 0.0%
Transocean, Inc. Company Guar. Notes 4.95% due 11/15/15	27,000	28,534
Oil Companies-Exploration & Production — 0.0%
Harvest Operations Corp. Company Guar. Notes 6.88% due 10/01/17*	5,000	5,212
Nexen, Inc. Senior Notes 7.50% due 07/30/39	9,000	10,134
OPTI Canada, Inc. Senior Sec. Notes 7.88% due 12/15/14	2,000	1,058
		16,404
Oil Companies-Integrated — 0.2%
BP Capital Markets PLC Company Guar. Notes 3.13% due 10/01/15	60,000	60,335
BP Capital Markets PLC Company Guar. Notes 3.88% due 03/10/15	10,000	10,384
BP Capital Markets PLC Company Guar. Notes 4.74% due 03/11/21	10,000	10,019
ConocoPhillips Canada Funding Co. I Notes 5.63% due 10/15/16	10,000	11,294
Norsk Hydro A/S Company Guar. Notes 7.15% due 11/15/25	15,000	18,325
Petrobras International Finance Co. Company Guar. Notes 3.88% due 01/27/16	7,000	7,014
Petrobras International Finance Co. Company Guar. Notes 6.75% due 01/27/41	10,000	10,286
Total Capital SA Company Guar. Notes 2.30% due 03/15/16	16,000	15,581
		143,238
Paper & Related Products — 0.0%
Inversiones CMPC SA Company Guar. Notes 4.75% due 01/19/18*	7,000	6,888

Security Description	Principal Amount(19)	Value (Note 3)
Pipelines — 0.0%
TransCanada Pipelines, Ltd. FRS Jr. Sub. Notes 6.35% due 05/15/67	$7,000	$7,029
Steel-Producers — 0.1%
Arcelormittal Senior Notes 3.75% due 08/05/15	50,000	50,495
Essar Steel Algoma, Inc. Senior Sec. Notes 9.38% due 03/15/15*	5,000	5,000
		55,495
SupraNational Banks — 0.0%
Asian Development Bank Senior Bonds 5.82% due 06/16/28	4,000	4,415
Telecom Services — 0.0%
Wind Acquisition Finance SA Senior Sec. Notes 7.25% due 02/15/18*	5,000	5,225
Telephone-Integrated — 0.2%
Deutsche Telekom International Finance BV Company Guar. Bonds 8.25% due 06/15/30	30,000	39,333
Telecom Italia Capital SA Company Guar. Bonds 5.25% due 10/01/15	16,000	16,561
Telecom Italia Capital SA Company Guar. Bonds 6.20% due 07/18/11	60,000	60,906
Telecom Italia Capital SA Company Guar. Notes 7.18% due 06/18/19	8,000	8,745
Telefonica Emisiones SAU FRS Company Guar. Notes 0.64% due 02/04/13	10,000	9,905
Telefonica Emisiones SAU Company Guar. Notes 3.99% due 02/16/16	65,000	65,315
		200,765
Television — 0.0%
Videotron Ltee Company Guar. Notes 9.13% due 04/15/18	15,000	16,838
Transport-Marine — 0.0%
Navios Maritime Holdings, Inc. Senior Sec. Notes 8.88% due 11/01/17	5,000	5,419
Transport-Services — 0.0%
Asciano Finance, Ltd. Company Guar. Notes 5.00% due 04/07/18*	3,000	2,984
Total Foreign Corporate Bonds & Notes (cost $862,071)		881,231

Seasons Series Trust Multi-Managed Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)		Value (Note 3)
FOREIGN GOVERNMENT AGENCIES — 0.5%
Sovereign — 0.5%
Brazil Nota do Tesouro Nacional Notes 10.00% due 01/01/12	BRL	380,000	$234,791
Republic of Argentina Senior Bonds 8.28% due 12/31/33(12)		$26,019	23,196
Republic of Colombia Senior Bonds 6.13% due 01/18/41		100,000	102,000
Republic of Turkey Senior Bonds 11.88% due 01/15/30		20,000	33,150
Russian Federation Senior Bonds 7.50% due 03/31/30(1)		25,950	30,248
United Mexican States Senior Notes 5.13% due 01/15/20		10,000	10,460
Total Foreign Government Agencies (cost $398,350)			433,845
LOANS(14)(15) — 0.1%
Auto-Cars/Light Trucks — 0.1%
Ford Motor Co. FRS BTL-B 3.02% due 12/16/13 (cost $48,045)		48,044	48,078
MUNICIPAL BONDS & NOTES — 0.3%
Municipal Bonds — 0.3%
California State General Obligation Bonds 6.20% due 10/01/19		25,000	26,567
California State General Obligation Bonds 7.55% due 04/01/39		35,000	38,045
New Jersey State Turnpike Authority Revenue Bonds 7.41% due 01/01/40		30,000	33,202
State of Illinois General Obligation Bonds 5.67% due 03/01/18		65,000	64,876
State of Illinois General Obligation Bonds 5.88% due 03/01/19		55,000	54,931
Texas State Transportation Commission Bonds Series B 5.18% due 04/01/30		5,000	4,914
Total Municipal Bonds & Notes (cost $222,871)			222,535

Security Description	Principal Amount(19)	Value (Note 3)
U.S. GOVERNMENT AGENCIES — 10.6%
Federal Home Loan Mtg. Corp. — 1.0%
4.50% due 01/01/39	$13,576	$13,824
5.00% due 03/01/19	4,699	5,035
5.00% due 07/01/21	162,511	173,721
5.00% due 07/01/35	10,428	10,937
5.00% due 01/01/37	8,860	9,276
5.00% due 03/01/38	28,813	30,128
5.00% due 07/01/40	250,978	262,279
5.50% due 07/01/34	22,423	24,059
5.50% due 09/01/37	31,300	33,461
5.50% due 01/01/38	31,872	34,127
5.50% due 07/01/38	16,997	18,171
6.00% due 08/01/36	31,398	34,268
6.00% due 04/01/40	108,460	117,965
6.50% due 05/01/16	539	587
6.50% due 05/01/29	2,907	3,286
6.50% due 03/01/36	15,138	17,004
6.50% due 05/01/36	418	469
6.50% due 11/01/37	25,840	28,961
7.00% due 04/01/32	4,491	5,174
7.50% due 08/01/23	575	661
7.50% due 04/01/28	2,472	2,856
Federal Home Loan Mtg. Corp., REMIC Series 2635, Class NJ 3.00% due 03/15/17(2)	8,569	8,693
Series 2586, Class NK 3.50% due 08/15/16(2)	1,666	1,676
Series 1577, Class PK 6.50% due 09/15/23(2)	17,044	18,084
Series 1226, Class Z 7.75% due 03/15/22(2)	1,031	1,128
		855,830
Federal National Mtg. Assoc. — 7.6%
3.50% due April TBA	1,100,000	1,035,718
4.00% due April TBA	1,300,000	1,278,469
4.50% due 11/01/22	60,941	64,338
4.50% due 01/01/39	21,072	21,494
4.50% due 06/01/39	362,067	369,657
4.56% due 01/01/15	187,836	200,185
4.85% due 11/01/15	206,954	218,742
5.00% due 06/01/19	2,472	2,645
5.00% due 05/01/35	4,634	4,877
5.00% due 07/01/37	32,489	34,050
5.50% due 03/01/18	5,663	6,150
5.50% due 06/01/19	11,568	12,568
5.50% due 11/01/20	11,105	12,052
5.50% due 04/01/21	217,391	235,518
5.50% due 11/01/22	15,055	16,302
5.50% due 06/01/34	14,638	15,745
5.50% due 06/01/35	439,490	473,801
5.50% due 06/01/36	266,297	286,921
5.50% due 08/01/36	36,065	38,677
5.50% due 11/01/36	6,497	6,968
5.50% due 07/01/38	41,940	44,899
5.90% due 10/01/11	33,087	33,068
6.00% due 06/01/17	9,593	10,487
6.00% due 12/01/33	30,660	33,740
6.00% due 05/01/34	2,045	2,247

Seasons Series Trust Multi-Managed Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. GOVERNMENT AGENCIES (continued)
Federal National Mtg. Assoc. (continued)
6.00% due 06/01/35	$2,617	$2,865
6.00% due April TBA	1,300,000	1,413,750
6.50% due 08/01/17	21,291	23,400
6.50% due 09/01/32	32,005	36,205
6.50% due 04/01/34	13,150	14,827
6.50% due 10/01/37	2,159	2,422
6.50% due April TBA	500,000	560,391
7.00% due 06/01/37	48,701	55,739
		6,568,917
Government National Mtg. Assoc. — 2.0%
4.00% due April TBA	1,000,000	1,000,000
4.50% due April TBA	600,000	618,844
6.00% due 11/15/31	86,229	95,408
7.00% due 05/15/33	19,155	22,076
7.50% due 01/15/32	6,296	7,336
8.50% due 11/15/17	829	937
9.00% due 11/15/21	371	438
Government National Mtg. Assoc., REMIC Series 2005-74, Class HB 7.50% due 09/15/35(2)	399	448
Series 2005-74, Class HC 7.50% due 09/16/35(2)	4,908	5,496
		1,750,983
Tennessee Valley Authority — 0.0%
3.88% due 02/15/21	5,000	5,017
Total U.S. Government Agencies (cost $9,007,612)		9,180,747
U.S. GOVERNMENT TREASURIES — 3.8%
United States Treasury Bonds — 0.9%
2.13% due 02/15/40 TIPS(16)	12,225	12,927
2.63% due 07/15/17 TIPS(16)	150,226	172,534
3.88% due 08/15/40	10,000	8,948
4.25% due 11/15/40	23,000	21,997
4.38% due 02/15/38(17)	300,000	295,078
4.38% due 11/15/39	209,000	204,461
4.50% due 02/15/36	70,000	70,678
4.50% due 05/15/38	6,000	6,018
5.25% due 11/15/28	8,000	9,006
		801,647
United States Treasury Notes — 2.9%
1.38% due 11/30/15	2,000	1,937
1.75% due 04/15/13	1,100,000	1,120,801
2.00% due 01/31/16	175,000	173,728
2.13% due 12/31/15	5,000	5,001
2.13% due 02/29/16	7,000	6,978
2.50% due 04/30/15	750,000	770,450
2.63% due 11/15/20	22,000	20,529
3.63% due 02/15/20	275,000	282,477
3.63% due 02/15/21	5,000	5,071
4.75% due 08/15/17	125,000	140,117
		2,527,089
Total U.S. Government Treasuries (cost $3,385,902)		3,328,736

Security Description	Shares/ Principal Amount(19)	Value (Note 3)
EXCHANGE-TRADED FUNDS — 0.4%
Exchange-Traded Funds — 0.4%
iShares Russell 2000 Index Fund (cost $265,800)	4,200	$353,514
WARRANTS† — 0.0%
Publishing-Periodicals — 0.0%
Reader's Digest Association, Inc. Expires 02/19/14(4)(6)	16	0
Television — 0.0%
Ion Media Networks, Inc. Expires 12/18/16 (strike price $687.50)(4)(6)	1	130
Ion Media Networks, Inc. Expires 12/18/16 (strike price $500)(4)(6)	1	180
		310
Total Warrants (cost $16)		310
Total Long-Term Investment Securities (cost $73,582,062)		87,659,215
SHORT-TERM INVESTMENT SECURITIES — 1.2%
U.S. Government Agencies — 1.2%
Federal Home Loan Bank Disc. Notes 0.00% due 04/01/11 (cost $1,000,000)	$1,000,000	1,000,000
REPURCHASE AGREEMENTS — 3.5%
Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 03/31/11, to be repurchased 04/01/11 in the amount of $448,000 and collateralized by $445,000 of United States Treasury Notes, bearing interest at 3.13%, due 04/30/17 and having an approximate value of $463,786	448,000	448,000
Bank of America Joint Repurchase Agreement(18)	2,095,000	2,095,000
UBS Securities LLC Joint Repurchase Agreement(18)	515,000	515,000
Total Repurchase Agreements (cost $3,058,000)		3,058,000
TOTAL INVESTMENTS (cost $77,640,062)(13)	105.9%	91,717,215
Liabilities in excess of other assets	(5.9)	(5,076,370)
NET ASSETS	100.0%	$86,640,845

†  Non-income producing security

*  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At March 31, 2011, the aggregate value of these securities was $2,012,878 representing 2.3% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

Seasons Series Trust Multi-Managed Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

(1)  "Step-up" security where the rate increases ("steps-up") at a predetermined rate. The rate reflected is as of March 31, 2011.

(2)  Collateralized Mortgage Obligation

(3)  Commercial Mortgage Backed Security

(4)  Illiquid security. At March 31, 2011, the aggregate value of these securities was $6,361 representing 0% of net assets.

(5)  Company has filed for Chapter 11 bankruptcy protection.

(6)  Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 3.

(7)  Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the "1933 Act"); (b) is subject to a contractual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note 3. Certain restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Portfolio has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of March 31, 2011, the Multi-Managed Growth Portfolio held the following restricted securities:

Name	Acquisition Date	Principal Amount	Acquisition Cost	Market Value	Market Value Per Share	% of Net Assets
ICO North America, Inc. Notes 7.50% due 08/15/09	08/11/2005	$5,000	$5,000	$6,050	$121.00	0.00%

(8)  Bond in default and did not pay principal at maturity.

(9)  Perpetual maturity - maturity date reflects the next call date.

(10)  Income may be received in cash or additional shares at the discretion of the issuer.

(11)  Bond in default

(12)  A portion of the interest was paid in additional bonds/loans.

(13)  See Note 4 for cost of investments on a tax basis.

(14)  The Portfolio invests in senior loans which generally pay interest at rates which are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major United States banks, or the certificate of deposit rate. Senior loans are generally considered to be restrictive in that the Portfolio is ordinarily contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

(15)  Senior loans in the Portfolio are generally subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments may occur. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

(16)  Principal amount of security is adjusted for inflation.

(17)  The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.

(18)  See Note 3 for details of Joint Repurchase Agreements.

(19)  Denominated in United States dollars unless otherwise indicated.

ADR — American Depository Receipt

BTL — Bank Term Loans

REMIC — Real Estate Mortgate Investment Conduit

TBA — Securities purchased on forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal and maturity date will be determined upon settlement date.

TIPS — Treasury Inflation Protected Securities

FRS — Floating Rate Security

VRS — Variable Rate Security

The rates shown on FRS and VRS are the current interest rates at March 31, 2011 and unless noted otherwise, the dates shown are the original maturity dates.

Open Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Value at Trade Date	Value as of March 31, 2011	Unrealized Appreciation (Depreciation)
2	Long	Euro-Bobl	June 2011	$325,842	$324,737	$(1,105)
1	Short	U.S. Treasury Long Bonds	June 2011	123,425	123,563	(138)
1	Long	U.S. Treasury 2YR Notes	June 2011	218,109	218,125	16
5	Short	U.S. Treasury 5YR Notes	June 2011	586,046	583,945	2,101
15	Short	U.S. Treasury 10YR Notes	June 2011	1,785,619	1,785,469	150
4	Short	U.S. Ultra Bonds	June 2011	487,658	480,750	6,908
						$7,932

Seasons Series Trust Multi-Managed Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Open Forward Foreign Currency Contracts

Counterparty	Contract to Deliver		In Exchange For		Delivery Date	Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	AUD	87,000	USD	86,639	06/15/11	$—	$(2,551)
	CAD	130,000	USD	132,506	06/15/11	—	(1,362)
	NOK	360,000	USD	64,134	06/15/11	—	(710)
	NZD	43,000	USD	32,218	06/15/11	—	(439)
	USD	83,166	EUR	60,000	06/15/11	1,747	—
	USD	64,261	SEK	410,000	06/15/11	456	—
						2,203	(5,062)
Barclays Bank PLC	GBP	20,000	USD	32,322	06/15/11	269	—
	USD	41,130	AUD	42,000	06/15/11	1,927	—
	USD	135,857	GBP	85,000	06/15/11	369	—
						2,565	—
BNP Paribas SA	CHF	80,000	USD	88,872	06/15/11	1,731	—
	EUR	60,000	USD	83,677	06/15/11	—	(1,235)
	GBP	20,000	USD	32,479	06/15/11	426	—
						2,157	(1,235)
Citibank N.A.	NOK	72,000	USD	12,853	06/15/11	—	(115)
	SEK	410,000	USD	63,766	06/15/11	—	(952)
	USD	232,042	MXN	2,820,000	06/15/11	3,502	—
	USD	63,292	NOK	360,000	06/15/11	1,552	—
						5,054	(1,067)
Credit Suisse AG	EUR	31,000	USD	43,966	06/15/11	94	—
Deutsche Bank AG	AUD	228,000	USD	225,867	06/15/11	—	(7,872)
	GBP	170,000	USD	274,964	06/15/11	2,511	—
						2,511	(7,872)
Goldman Sachs International	CHF	40,000	USD	43,514	06/15/11	—	(56)
	EUR	63,000	USD	89,054	06/15/11	—	(104)
						—	(160)
HSBC Bank USA	SEK	410,000	USD	63,757	06/15/11	—	(961)
	USD	42,106	AUD	43,000	06/15/11	1,977	—
	USD	45,467	CAD	45,000	06/15/11	872	—
	USD	41,420	EUR	30,000	06/15/11	1,037	—
	USD	63,290	NOK	360,000	06/15/11	1,553	—
						5,439	(961)
JPMorgan Chase Bank N.A	AUD	43,000	USD	42,138	06/15/11	—	(1,944)
	USD	265,565	CHF	240,000	06/15/11	—	(4,142)
	USD	64,120	SEK	410,000	06/15/11	598	—
						598	(6,086)
Royal Bank of Canada	BRL	365,000	USD	215,976	06/02/11	—	(4,877)
	CAD	106,000	USD	108,493	06/15/11	—	(661)
	MXN	2,820,000	USD	233,010	06/15/11	—	(2,535)
	USD	172,656	CAD	170,000	06/15/11	2,403	—
						2,403	(8,073)
Royal Bank of Scotland PLS	EUR	30,000	USD	41,714	06/15/11	—	(743)
	USD	132,799	EUR	94,000	06/15/11	233	—
	USD	200,285	GBP	125,000	06/15/11	48	—
						281	(743)
UBS AG	CAD	85,000	USD	87,087	06/15/11	—	(442)
	CHF	120,000	USD	131,030	06/15/11	319	—
	NOK	288,000	USD	51,310	06/15/11	—	(565)
	USD	111,616	AUD	114,000	06/15/11	5,253	—
	USD	86,131	CAD	85,000	06/15/11	1,398	—
						6,970	(1,007)

Seasons Series Trust Multi-Managed Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Counterparty	Contract to Deliver		In Exchange For		Delivery Date	Unrealized Appreciation	Unrealized Depreciation
Westpac Banking Corp.	CAD	43,000	USD	44,085	06/15/11	$—	$(195)
	NZD	85,000	USD	63,932	06/15/11	—	(623)
	USD	155,418	AUD	159,000	06/15/11	7,584	—
						7,584	(818)
Net Unrealized Appreciation/(Depreciation						$37,859	$(33,084)

AUD — Australian Dollar
BRL — Brazilian Real
CAD — Canadian Dollar
CHF — Swiss Franc
EUR — Euro Dollar
GBP — Pound Sterling
MXN — Mexican Peso
NOK — Norwegian Krone
NZD — New Zeland Dollar
SEK — Swedish Krona
USD — United States Dollar

The following is a summary of the inputs used to value the Portfolio's net assets as of March 31, 2011 (see Note 3):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets:
Long-Term Investment Securities:
Common Stock
Computers	$5,123,728	$—	$—	$5,123,728
Other Industries*	57,133,622	—	—	57,133,622
Preferred Stocks	151,183	—	—	151,183
Asset Backed Securities	—	3,563,199	—	3,563,199
Convertible Bonds & Notes	—	—	6,050	6,050
U.S. Corporate Bonds & Notes	—	7,093,438	138,999	7,232,437
Foreign Corporate Bonds & Notes	—	881,231	0	881,231
Foreign Government Agencies	—	433,845	—	433,845
Loans	—	48,078	—	48,078
Municipal Bonds & Notes	—	222,535	—	222,535
U.S. Government Agencies	—	9,180,747	—	9,180,747
U.S. Government Treasuries	—	3,328,736	—	3,328,736
Exchange Traded Funds	353,514	—	—	353,514
Warrants	—	—	310	310
Short-Term Investment Securities:
U.S. Government Agencies	—	1,000,000	—	1,000,000
Repurchase Agreements	—	3,058,000	—	3,058,000
Other Financial Instruments+
Open Futures Contracts - Appreciation	9,175	—	—	9,175
Open Forward Foreign Currency Contracts - Appreciation	—	37,859	—	37,859
Total	$62,771,222	$28,847,668	$145,359	$91,764,249
Liabilities:
Other Financial Instruments+
Open Futures Contracts - Depreciation	1,243	—	—	1,243
Open Forward Foreign Currency Contracts - Depreciation	—	33,084	—	33,084
Total	$1,243	$33,084	$—	$34,327

*  Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

+  Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Seasons Series Trust Multi-Managed Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Asset Backed Securities	Convertible Bonds & Notes	U.S. Corporate Bonds & Notes	Foreign Corporate Bonds & Notes	Warrants
Balance as of 3/31/2010	$80,000	$3,500	$50,757	$0	$—
Accrued discounts/premiums	—	—	—	—	—
Realized gain(loss)	—	—	(587)	—	—
Change in unrealized appreciation(depreciation)(1)	2,658	2,550	2,464	—	293
Net purchases(sales)	—	—	(20,910)	—	17
Transfers in and/or out of Level 3(2)	(82,658)	—	107,275	—	—
Balance as of 3/31/2011	$—	$6,050	$138,999	$0	$310

(1)  The total change in unrealized appreciation(depreciation) included in the statement of operations attributable to level 3 investments still held at March 31, 2011 includes:

Asset Backed Securities	Convertible Bonds & Notes	U.S. Corporate Bonds & Notes	Foreign Corporate Bonds & Notes	Warrants
$—	$2,550	$(2,474)	$—	$293

(2)  The Fund's policy is to recognize transfers in and transfers out as of the end of the reporting period.

See Notes to Financial Statements

Seasons Series Trust Multi-Managed Moderate Growth Portfolio

PORTFOLIO PROFILE — March 31, 2011 (unaudited)

Industry Allocation*
Federal National Mtg. Assoc.	12.0%
United States Treasury Notes	7.4
Diversified Financial Services	7.3
Government National Mtg. Assoc.	4.6
Diversified Banking Institutions	3.9
Computers	3.3
Repurchase Agreements	3.3
Medical-Biomedical/Gene	2.3
Multimedia	2.2
E-Commerce/Services	2.1
Enterprise Software/Service	2.0
Oil Companies-Integrated	1.8
Banks-Commercial	1.7
Oil Companies-Exploration & Production	1.6
Transport-Services	1.6
Web Portals/ISP	1.6
United States Treasury Bonds	1.6
Auto-Cars/Light Trucks	1.6
Networking Products	1.6
Retail-Apparel/Shoe	1.4
Applications Software	1.4
Banks-Super Regional	1.3
Federal Home Loan Mtg. Corp.	1.2
U.S. Government Agencies	1.1
Wireless Equipment	1.1
Oil-Field Services	1.1
Telephone-Integrated	1.1
Pharmacy Services	1.1
Brewery	1.0
Diversified Manufacturing Operations	1.0
Steel-Producers	1.0
Real Estate Investment Trusts	1.0
Finance-Investment Banker/Broker	0.9
Auto/Truck Parts & Equipment-Original	0.9
Insurance-Life/Health	0.9
Computer Aided Design	0.8
Electric-Integrated	0.8
Electronic Components-Semiconductors	0.7
Sovereign	0.7
Chemicals-Diversified	0.7
Metal Processors & Fabrication	0.7
Transport-Truck	0.7
Medical Instruments	0.7
Finance-Other Services	0.7
Hotels/Motels	0.6
Industrial Automated/Robotic	0.6
Electronic Components-Misc.	0.6
Aerospace/Defense-Equipment	0.6
Pipelines	0.6
Vitamins & Nutrition Products	0.6
Retail-Jewelry	0.6
Telecom Services	0.6
Medical-Drugs	0.5
Medical Products	0.5
Electronic Forms	0.5
Advanced Materials	0.5
Commercial Services-Finance	0.5
Printing-Commercial	0.5
Investment Management/Advisor Services	0.5
Cable/Satellite TV	0.5
Medical-HMO	0.5
Coal	0.5
Banks-Money Center	0.5
Transactional Software	0.5
Municipal Bonds	0.4
Chemicals-Specialty	0.4
Research & Development	0.4
Consumer Products-Misc.	0.4
Insurance-Property/Casualty	0.4
Patient Monitoring Equipment	0.4
Savings & Loans/Thrifts	0.4
Agricultural Chemicals	0.4
Exchange-Traded Funds	0.4
Electronic Connectors	0.4
Real Estate Operations & Development	0.4
Insurance-Multi-line	0.3
Athletic Footwear	0.3
Telecom Equipment-Fiber Optics	0.3
E-Commerce/Products	0.3
Semiconductor Components-Integrated Circuits	0.3
Broadcast Services/Program	0.3
Advertising Agencies	0.3
Machinery-Construction & Mining	0.3
Retail-Drug Store	0.3
Special Purpose Entities	0.3
Retail-Sporting Goods	0.3
Insurance-Mutual	0.3
Beverages-Non-alcoholic	0.3
Casino Hotels	0.2
Tobacco	0.2
Cellular Telecom	0.2
Airlines	0.2
Cosmetics & Toiletries	0.2
Medical-Hospitals	0.2
Transport-Rail	0.2
Retail-Discount	0.2
Computers-Memory Devices	0.2
Human Resources	0.2
Office Automation & Equipment	0.2
Cruise Lines	0.2
Retail-Regional Department Stores	0.2
Metal-Copper	0.1
Software Tools	0.1
Banks-Fiduciary	0.1
Finance-Consumer Loans	0.1
Television	0.1
Agricultural Operations	0.1
Auto-Heavy Duty Trucks	0.1
Containers-Metal/Glass	0.1
Medical-Wholesale Drug Distribution	0.1
Rental Auto/Equipment	0.1
Food-Misc.	0.1
Electric Products-Misc.	0.1
Paper & Related Products	0.1
Real Estate Management/Services	0.1
Electric-Transmission	0.1
Gold Mining	0.1
Electric-Generation	0.1
Entertainment Software	0.1
Metal-Diversified	0.1

Seasons Series Trust Multi-Managed Moderate Growth Portfolio

PORTFOLIO PROFILE — March 31, 2011 (unaudited) (continued)

Industry Allocation (continued)*
Gas-Distribution	0.1%
Retail-Auto Parts	0.1
Medical Labs & Testing Services	0.1
Oil & Gas Drilling	0.1
Retail-Restaurants	0.1
Metal-Aluminum	0.1
Independent Power Producers	0.1
Machinery-Farming	0.1
111.9%

*  Calculated as a percentage of net assets

Seasons Series Trust Multi-Managed Moderate Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011

Security Description	Shares	Value (Note 3)
COMMON STOCK — 56.7%
Advanced Materials — 0.5%
Hexcel Corp.†	41,093	$809,121
Advertising Agencies — 0.1%
Interpublic Group of Cos., Inc.	16,400	206,148
Aerospace/Defense — 0.0%
Boeing Co.	296	21,883
Aerospace/Defense-Equipment — 0.6%
BE Aerospace, Inc.†	17,960	638,119
Goodrich Corp.	1,500	128,295
United Technologies Corp.	2,359	199,689
		966,103
Agricultural Chemicals — 0.4%
CF Industries Holdings, Inc.	700	95,753
Monsanto Co.	2,917	210,783
Mosaic Co.	600	47,250
Potash Corp. of Saskatchewan, Inc.	3,780	222,755
		576,541
Airlines — 0.0%
AMR Corp.†	10,000	64,600
Applications Software — 1.4%
Microsoft Corp.	85,618	2,171,273
Athletic Footwear — 0.3%
NIKE, Inc., Class B	6,700	507,190
Auto-Cars/Light Trucks — 1.4%
Ford Motor Co.†	99,260	1,479,967
General Motors Co.†	25,050	777,301
		2,257,268
Auto-Heavy Duty Trucks — 0.1%
PACCAR, Inc.	2,800	146,580
Auto/Truck Parts & Equipment-Original — 0.9%
Dana Holding Corp.†	32,000	556,480
Titan International, Inc.	34,722	923,952
		1,480,432
Banks-Commercial — 1.0%
East West Bancorp, Inc.	27,531	604,581
Lloyds Banking Group PLC†	28,262	26,337
Regions Financial Corp.	12,720	92,347
Standard Chartered PLC	34,684	899,699
		1,622,964
Banks-Fiduciary — 0.1%
Bank of New York Mellon Corp.	2,163	64,609
State Street Corp.	2,297	103,227
		167,836
Banks-Super Regional — 0.6%
Capital One Financial Corp.	4,015	208,619
Fifth Third Bancorp	10,859	150,723
PNC Financial Services Group, Inc.	2,437	153,507
SunTrust Banks, Inc.	3,033	87,472
US Bancorp	4,595	121,446
Wells Fargo & Co.	8,118	257,340
		979,107

Security Description	Shares	Value (Note 3)
Beverages-Non-alcoholic — 0.3%
Coca-Cola Co.	3,033	$201,239
PepsiCo, Inc.	3,265	210,299
		411,538
Brewery — 0.7%
Anheuser-Busch InBev NV	20,634	1,175,402
Casino Hotels — 0.2%
Boyd Gaming Corp.†	2,935	27,501
MGM Resorts International†	12,700	167,005
Wynn Resorts, Ltd.	1,232	156,772
		351,278
Chemicals-Diversified — 0.6%
Celanese Corp., Series A	2,841	126,055
Dow Chemical Co.	5,653	213,401
E.I. du Pont de Nemours & Co.	2,160	118,735
Israel Chemicals, Ltd.	28,080	462,319
LyondellBasell Industries NV, Class A†	2,000	79,100
		999,610
Chemicals-Specialty — 0.3%
Albemarle Corp.	1,900	113,563
Ferro Corp.†	25,200	418,068
		531,631
Coal — 0.4%
International Coal Group, Inc.†	49,800	562,740
Commercial Services-Finance — 0.5%
Cardtronics, Inc.†	35,200	716,320
Mastercard, Inc., Class A	296	74,509
		790,829
Computer Aided Design — 0.8%
Aspen Technology, Inc.†	42,400	635,576
Parametric Technology Corp.†	28,500	640,965
		1,276,541
Computers — 3.3%
Apple, Inc.†	14,418	5,023,952
Dell, Inc.†	10,959	159,015
Hewlett-Packard Co.	3,095	126,802
		5,309,769
Computers-Memory Devices — 0.1%
EMC Corp.†	7,938	210,754
Consumer Products-Misc. — 0.4%
Jarden Corp.	18,009	640,580
Cosmetics & Toiletries — 0.2%
Colgate-Palmolive Co.	1,386	111,934
Procter & Gamble Co.	3,817	235,127
		347,061
Cruise Lines — 0.2%
Carnival Corp.	4,401	168,822
Royal Caribbean Cruises, Ltd.†	1,768	72,948
		241,770
Diversified Banking Institutions — 2.1%
Bank of America Corp.	172,649	2,301,411
Citigroup, Inc.†	35,300	156,026
Goldman Sachs Group, Inc.	2,453	388,727

Seasons Series Trust Multi-Managed Moderate Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Diversified Banking Institutions (continued)
JPMorgan Chase & Co.	8,410	$387,701
Morgan Stanley	5,846	159,713
		3,393,578
Diversified Manufacturing Operations — 1.0%
Crane Co.	15,200	736,136
Dover Corp.	1,900	124,906
Eaton Corp.	3,344	185,391
General Electric Co.	11,351	227,588
Honeywell International, Inc.	2,548	152,141
Parker Hannifin Corp.	951	90,041
		1,516,203
E-Commerce/Products — 0.3%
Amazon.com, Inc.†	200	36,026
MercadoLibre, Inc.	5,500	448,965
		484,991
E-Commerce/Services — 2.1%
eBay, Inc.†	83,595	2,594,789
IAC/InterActive Corp.†	22,600	698,114
		3,292,903
Electric Products-Misc. — 0.1%
Emerson Electric Co.	2,580	150,749
Electric-Integrated — 0.2%
Dominion Resources, Inc.	1,867	83,455
NextEra Energy, Inc.	1,180	65,041
PG&E Corp.	1,500	66,270
Progress Energy, Inc.	1,376	63,489
		278,255
Electronic Components-Misc. — 0.6%
TE Connectivity, Ltd.	27,915	972,000
Electronic Components-Semiconductors — 0.7%
Broadcom Corp., Class A†	2,159	85,022
Intel Corp.	6,767	136,490
Micron Technology, Inc.†	12,819	146,906
QLogic Corp.†	37,631	698,055
Texas Instruments, Inc.	2,843	98,254
		1,164,727
Electronic Connectors — 0.4%
Amphenol Corp., Class A	10,645	578,982
Electronic Forms — 0.5%
Adobe Systems, Inc.†	26,269	871,080
Enterprise Software/Service — 2.0%
Ariba, Inc.†	27,337	933,285
Oracle Corp.	45,229	1,509,292
Taleo Corp., Class A†	20,705	738,133
		3,180,710
Entertainment Software — 0.1%
Activision Blizzard, Inc.	11,460	125,716
Finance-Investment Banker/Broker — 0.7%
Charles Schwab Corp.	65,785	1,186,104
Finance-Other Services — 0.6%
CME Group, Inc.	2,915	879,018

Security Description	Shares	Value (Note 3)
Food-Misc. — 0.0%
Kellogg Co.	1,180	$63,696
Gold Mining — 0.1%
Newmont Mining Corp.	2,200	120,076
Hotels/Motels — 0.6%
Gaylord Entertainment Co.†	16,200	561,816
Hyatt Hotels Corp., Class A†	2,182	93,913
Marriott International, Inc., Class A	6,549	233,014
Starwood Hotels & Resorts Worldwide, Inc.	2,427	141,057
		1,029,800
Human Resources — 0.2%
Monster Worldwide, Inc.†	16,169	257,087
Independent Power Producers — 0.0%
GenOn Energy, Inc.†	87	332
Industrial Audio & Video Products — 0.0%
Dolby Laboratories, Inc., Class A†	1,386	68,205
Industrial Automated/Robotic — 0.6%
FANUC Corp.	6,800	1,029,238
Insurance-Life/Health — 0.8%
Prudential Financial, Inc.	2,460	151,487
Prudential PLC	100,733	1,141,674
		1,293,161
Insurance-Multi-line — 0.1%
MetLife, Inc.	3,125	139,781
Internet Infrastructure Software — 0.0%
Akamai Technologies, Inc.†	200	7,600
Investment Management/Advisor Services — 0.5%
Affiliated Managers Group, Inc.†	5,008	547,725
Franklin Resources, Inc.	281	35,148
T. Rowe Price Group, Inc.	2,548	169,238
		752,111
Machinery-Construction & Mining — 0.3%
Terex Corp.†	11,756	435,442
Medical Information Systems — 0.0%
athenahealth, Inc.†	200	9,026
Medical Instruments — 0.7%
NuVasive, Inc.†	23,500	595,020
Volcano Corp.†	17,737	454,067
		1,049,087
Medical Products — 0.5%
Baxter International, Inc.	2,081	111,895
Johnson & Johnson	3,719	220,351
PSS World Medical, Inc.†	18,600	504,990
		837,236
Medical-Biomedical/Gene — 2.2%
Amgen, Inc.†	821	43,882
Celgene Corp.†	44,665	2,569,578
Gilead Sciences, Inc.†	1,251	53,092
Human Genome Sciences, Inc.†	4,772	130,991
Vertex Pharmaceuticals, Inc.†	13,692	656,258
		3,453,801

Seasons Series Trust Multi-Managed Moderate Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Medical-Drugs — 0.5%
Abbott Laboratories	1,133	$55,573
Merck & Co., Inc.	2,581	85,199
Pfizer, Inc.	13,212	268,336
Viropharma, Inc.†	23,500	467,650
		876,758
Medical-HMO — 0.5%
Centene Corp.†	18,811	620,387
WellPoint, Inc.	1,500	104,685
		725,072
Medical-Hospitals — 0.0%
HCA Holdings, Inc.†	1,700	57,579
Metal Processors & Fabrication — 0.7%
Precision Castparts Corp.	7,270	1,069,999
Metal-Copper — 0.1%
Freeport-McMoRan Copper & Gold, Inc.	4,004	222,422
Motion Pictures & Services — 0.0%
DreamWorks Animation SKG, Inc., Class A†	1,100	30,723
Multimedia — 1.4%
Demand Media, Inc.†	3,850	90,667
News Corp., Class A	102,505	1,799,988
Time Warner, Inc.	3,131	111,777
Walt Disney Co.	4,207	181,280
		2,183,712
Networking Products — 1.6%
Cisco Systems, Inc.	58,236	998,747
Netgear, Inc.†	16,111	522,641
Polycom, Inc.†	18,600	964,410
		2,485,798
Oil Companies-Exploration & Production — 1.4%
Apache Corp.	1,573	205,937
Approach Resources, Inc.†	15,200	510,720
Continental Resources, Inc.†	1,670	119,355
Devon Energy Corp.	1,672	153,439
EOG Resources, Inc.	1,278	151,456
Occidental Petroleum Corp.	1,768	184,738
Petrohawk Energy Corp.†	1,670	40,982
Range Resources Corp.	689	40,279
Resolute Energy Corp.†	27,000	489,780
Southwestern Energy Co.†	1,670	71,760
Triangle Petroleum Corp.†	37,900	314,570
		2,283,016
Oil Companies-Integrated — 1.5%
BG Group PLC	25,254	628,348
BP PLC ADR	788	34,782
Chevron Corp.	2,257	242,469
Exxon Mobil Corp.	3,817	321,124
Hess Corp.	3,327	283,494
Marathon Oil Corp.	788	42,008
Petroleo Brasileiro SA ADR	14,492	585,912
Suncor Energy, Inc.	4,602	206,354
		2,344,491

Security Description	Shares	Value (Note 3)
Oil-Field Services — 1.1%
Key Energy Services, Inc.†	35,657	$554,466
Schlumberger, Ltd.	5,599	522,163
Superior Energy Services, Inc.†	13,800	565,800
Weatherford International, Ltd.†	3,817	86,264
		1,728,693
Patient Monitoring Equipment — 0.4%
Insulet Corp.†	29,500	608,290
Pharmacy Services — 1.0%
Express Scripts, Inc.†	4,406	245,018
Medco Health Solutions, Inc.†	23,941	1,344,526
		1,589,544
Printing-Commercial — 0.5%
VistaPrint NV†	14,377	746,166
Real Estate Investment Trusts — 0.1%
Host Hotels & Resorts, Inc.	8,393	147,801
Real Estate Operations & Development — 0.3%
Hang Lung Properties, Ltd.	92,000	401,540
Rental Auto/Equipment — 0.1%
Hertz Global Holdings, Inc.†	9,600	150,048
Research & Development — 0.4%
Parexel International Corp.†	26,900	669,810
Retail-Apparel/Shoe — 1.4%
Finish Line, Inc., Class A	21,658	429,911
Guess?, Inc.	11,900	468,265
Limited Brands, Inc.	40,470	1,330,654
		2,228,830
Retail-Building Products — 0.0%
Home Depot, Inc.	1,925	71,341
Retail-Consumer Electronics — 0.0%
Best Buy Co., Inc.	1,143	32,827
Retail-Discount — 0.2%
Target Corp.	3,905	195,289
Wal-Mart Stores, Inc.	1,475	76,774
		272,063
Retail-Drug Store — 0.1%
CVS Caremark Corp.	2,839	97,435
Retail-Jewelry — 0.6%
Cie Financiere Richemont SA, Class A	16,474	951,492
Retail-Major Department Stores — 0.0%
J.C. Penney Co., Inc.	1,831	65,751
Retail-Regional Department Stores — 0.1%
Kohl's Corp.	754	39,992
Macy's, Inc.	3,762	91,266
		131,258
Retail-Restaurants — 0.1%
Darden Restaurants, Inc.	1,768	86,862
Retail-Sporting Goods — 0.3%
Dick's Sporting Goods, Inc.†	7,736	309,285
Zumiez, Inc.†	4,238	112,011
		421,296
Savings & Loans/Thrifts — 0.4%
BankUnited, Inc.	20,300	582,813

Seasons Series Trust Multi-Managed Moderate Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Semiconductor Components-Integrated Circuits — 0.3%
Cypress Semiconductor Corp.†	24,200	$468,996
Software Tools — 0.1%
VMware, Inc., Class A†	2,548	207,764
Steel-Producers — 0.9%
Carpenter Technology Corp.	13,800	589,398
Reliance Steel & Aluminum Co.	1,300	75,114
Steel Dynamics, Inc.	29,200	548,084
United States Steel Corp.	2,754	148,551
		1,361,147
Telecom Equipment-Fiber Optics — 0.3%
Corning, Inc.	4,784	98,694
Finisar Corp.†	15,867	390,328
		489,022
Telecom Services — 0.3%
Vonage Holdings Corp.†	95,500	435,480
Telephone-Integrated — 0.3%
AT&T, Inc.	5,292	161,935
CenturyLink, Inc.	3,600	149,580
Verizon Communications, Inc.	2,354	90,723
		402,238
Tobacco — 0.0%
Altria Group, Inc.	2,257	58,750
Transactional Software — 0.5%
VeriFone Systems, Inc.†	13,098	719,735
Transport-Rail — 0.2%
Union Pacific Corp.	3,131	307,871
Transport-Services — 1.6%
C.H. Robinson Worldwide, Inc.	12,785	947,752
United Parcel Service, Inc., Class B	22,410	1,665,511
		2,613,263
Transport-Truck — 0.7%
J.B. Hunt Transport Services, Inc.	13,935	632,928
Swift Transporation Co.†	29,500	433,650
		1,066,578
Vitamins & Nutrition Products — 0.6%
Mead Johnson Nutrition Co.	15,235	882,564
Web Portals/ISP — 1.6%
Google, Inc., Class A†	3,606	2,113,873
Yahoo!, Inc.†	30,364	505,561
		2,619,434
Wireless Equipment — 1.1%
Aruba Networks, Inc.†	14,100	477,144
Crown Castle International Corp.†	23,315	992,053
QUALCOMM, Inc.	5,174	283,691
		1,752,888
Total Common Stock (cost $71,821,914)		90,096,404
PREFERRED STOCK — 0.2%
Banks-Super Regional — 0.0%
US Bancorp FRS 7.19%	26	22,100

Security Description	Shares/ Principal Amount(19)	Value (Note 3)
Banks-Super Regional (continued)
Wachovia Capital Trust IX 6.38%	900	$22,545
		44,645
Diversified Banking Institutions — 0.1%
Ally Financial, Inc. 7.00%*	25	23,263
Goldman Sachs Group, Inc. 6.13%	1,800	43,830
HSBC Holdings PLC 8.00%	540	14,731
		81,824
Diversified Financial Services — 0.0%
General Electric Capital Corp. 5.50%(12)	1,073	27,855
Finance-Investment Banker/Broker — 0.0%
JP Morgan Chase Capital XXIX 6.70%	1,080	27,519
Finance-Mortgage Loan/Banker — 0.0%
Federal Home Loan Mgt. Corp. FRS 8.38%†	500	850
Special Purpose Entity — 0.1%
Structured Repackaged Asset-Backed Trust Securities FRS 3.00%	2,800	58,380
Total Preferred Stock (cost $249,039)		241,073
ASSET BACKED SECURITIES — 6.8%
Diversified Financial Services — 6.8%
AH Mortgage Advance Trust, Series 2010-ADV, Class A1 3.97% due 08/06/22*	$85,000	$85,213
AmeriCredit Automobile Receivables Trust, Series 2010-3, Class C 3.34% due 10/08/14	80,000	80,117
AmeriCredit Automobile Receivables Trust, Series 2010-A, Class A3 3.51% due 07/06/17	300,000	309,968
AmeriCredit Automobile Receivables Trust, Series 2010-2, Class C 4.52% due 10/08/15	65,000	67,424
AmeriCredit Automobile Receivables Trust, Series 2010-1, Class C 5.19% due 08/17/15	65,000	69,141
Avis Budget Rental Car Funding AESOP LLC, Series 2010-3A, Class A 4.64% due 05/20/16*	160,000	170,708
Avis Budget Rental Car Funding AESOP LLC, Series 2009-2A, Class A 5.68% due 02/20/13*	265,000	283,094

Seasons Series Trust Multi-Managed Moderate Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
ASSET BACKED SECURITIES (continued)
Diversified Financial Services (continued)
Banc of America Commercial Mtg., Inc., VRS Series 2005-6, Class A4 5.20% due 09/10/47(4)	$80,000	$86,283
Bear Stearns Adjustable Rate Mtg. Trust, VRS Series 2005-12, Class 12A1 2.95% due 02/25/36(5)	316,636	229,121
Bear Stearns Commercial Mtg. Securities, Inc., Series 2006-PW14, Class A4 5.20% due 12/11/38(4)	70,000	73,819
Capital One Auto Finance Trust, FRS Series 2006-C, Class A4 0.29% due 05/15/13	57,901	57,702
Citigroup Mtg. Loan Trust, Inc., FRS Series 2006-AR1, Class 3A1 2.65% due 03/25/36(5)	189,516	138,366
Commercial Mtg., Pass Through Certs., Series 2010-C1, Class A3 4.21% due 07/10/46*(4)	110,000	107,411
Commercial Mtg. Pass Through Certs., VRS Series 2006-C7, Class A4 5.77% due 06/10/46(4)	400,000	436,705
Countrywide Alternative Loan Trust, FRS Series 2006-OC11, Class 2A2A 0.42% due 09/25/35(5)	226,567	133,910
Countrywide Home Loan Mtg. Pass Through Trust, Series 2005-29, Class A1 5.75% due 12/25/35(5)	165,123	145,878
Countrywide Home Loan Mtg. Pass Through Trust, Series 2006-14, Class A3 6.25% due 09/25/36(5)	58,188	57,545
Credit Suisse Mtg. Capital Certs., Series 2006-C4, Class A3 5.47% due 09/15/39(4)	215,000	227,626
CW Capital Cobalt, Ltd., Series 2006-C1, Class A4 5.22% due 08/15/48(4)	220,000	228,207
Entergy Arkansas Restoration Funding LLC Series 2010A, Class A1 2.30% due 08/01/21	150,000	146,685
First Horizon Alternative Mtg. Securities, FRS Series 2005-AA3, Class 3A1 2.48% due 05/25/35(5)	231,805	190,676
GMAC Commercial Mtg. Securities, Inc., VRS Series 2006-C1, Class A4 5.24% due 11/10/45(4)	330,000	350,058
GS Mtg. Securities Corp. II, VRS 2010-C2, Class A2 5.16% due 12/10/43*(4)	210,000	218,072

Security Description	Principal Amount(19)	Value (Note 3)
Diversified Financial Services (continued)
GS Mtg. Securities Corp. II, VRS Series 2004-GG2, Class A6 5.40% due 08/10/38(4)	$500,000	$535,581
GS Mtg. Securities Corp. II, VRS Series 2006-GG6, Class A4 5.55% due 04/10/38(4)	500,000	536,220
GS Mtg. Securities Corp. II, FRS Series 2007-EOP, Class L 6.42% due 03/06/20*(4)	155,000	141,580
GSR Mtg. Loan Trust, VRS Series 2006-AR1, Class 2A1 2.78% due 01/25/36(5)	125,221	105,117
GSR Mtg. Loan Trust, VRS Series 2006-AR2, Class 3A1 2.88% due 04/25/36(5)	22,562	16,526
GSR Mtg. Loan Trust, VRS Series 2005-AR2, Class 1A2 2.88% due 04/25/35(5)	89,132	72,917
GSR Mtg. Loan Trust, VRS Series 2007-AR1, Class 2A1 5.52% due 03/25/37(5)	73,960	55,049
Hertz Vehicle Financing LLC, Series 2009-2A, Class A1 4.26% due 03/25/14*	150,000	157,157
Impac CMB Trust, FRS Series 2005-4, Class 1A1A 0.79% due 05/25/35(5)	140,225	109,622
JP Morgan Chase Commercial Mtg. Securities Corp., VRS Series 2010-RR1, Class WBB 5.74% due 05/20/17*(4)	500,000	504,586
JP Morgan Chase Commercial Mtg. Securities Corp.,VRS Series 2007-CB20, Class A4 5.79% due 02/12/51(4)	210,000	226,198
LB-UBS Commercial Mtg. Trust, Series 2005-C5, Class A2 4.89% due 09/15/30(4)	437,387	439,052
LB-UBS Commercial Mtg. Trust, VRS Series 2008-C1, Class A2 6.31% due 04/15/41(4)	250,000	275,450
Merrill Lynch Mtg. Investors Trust, VRS Series 2005-A2, Class A2 2.64% due 02/25/35(5)	161,643	152,429
Merrill Lynch Mtg. Investors Trust, VRS Series 2005-A1, Class 2A1 2.83% due 12/25/34(5)	123,956	123,118
Merrill Lynch Mtg. Trust, VRS Series 2005-CIP1, Class A4 5.05% due 07/12/38(4)	550,000	586,255
Merrill Lynch Mtg. Trust, VRS Series 2005-CIP1, Class AM 5.11% due 07/12/38(4)	220,000	228,369
Merrill Lynch/Countrywide Commercial Mtg. Trust, VRS Series 2007-8, Class AM 6.16% due 08/12/49(4)	150,000	150,605
Morgan Stanley Capital I, Series 2005-HQ6, Class A4A 4.99% due 08/13/42(4)	165,000	175,931

Seasons Series Trust Multi-Managed Moderate Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
ASSET BACKED SECURITIES (continued)
Diversified Financial Services (continued)
Morgan Stanley Capital I, VRS Series 2007-T25, Class A3 5.51% due 11/12/49(4)	$170,000	$182,774
Morgan Stanley Mtg. Loan Trust, Series 2007-12, Class 3A22 6.00% due 08/25/37(5)	135,682	120,118
MortgageIT Trust, FRS Series 2005-4, Class A1 0.53% due 10/25/35(5)	315,560	242,922
Navistar Financial Corp. Owner Trust, Series 2010-A, Class B 4.17% due 10/20/14*	160,000	165,757
OBP Depositor LLC Trust, Series 2010-OBP, Class A 4.65% due 07/15/45*(4)	170,000	172,619
Residential Asset Securities Corp., FRS Series 2006-EMX3, Class A2 0.43% due 04/25/36	127,402	98,206
Santander Drive Auto Receivables Trust, Series 2010-2, Class C 3.89% due 07/17/17	25,000	25,680
Sequoia Mtg. Trust, VRS Series 2007-1, Class 2A1 5.19% due 02/20/47(5)	209,237	178,893
Sierra Receivables Funding Co. LLC, Series 2010-3A, Class A 3.51% due 11/20/25*	81,294	81,566
Sierra Receivables Funding Co., Series 2009-2A 4.52% due 08/20/26*	42,138	42,217
USAA Auto Owner Trust, Series 2008-1, Class A4 4.50% due 10/15/13	226,515	230,554
Wells Fargo Mtg. Backed Securities Trust, FRS Series 2005-AR2, Class 2A2 2.74% due 03/25/35(5)	248,459	224,146
Wells Fargo Mtg. Backed Securities Trust, FRS Series 2004-BB, Class A2 2.75% due 01/25/35(5)	323,790	295,949
Wells Fargo Mtg. Backed Securities Trust, FRS Series 2006-AR14, Class 2A1 5.38% due 10/25/36(5)	134,477	108,173
WF-RBS Commercial Mtg. Trust, VRS Series 2011-C2, Class A4 4.87% due 02/15/44*(4)	200,000	204,602
Total Asset Backed Securities (cost $10,558,545)		10,859,667
CONVERTIBLE BONDS & NOTES — 0.0%
Telecom Services — 0.0%
ICO North America, Inc. Senior Sec. Notes 7.50% due 08/15/09†(1)(2)(3)(6)(7) (cost $5,000)	5,000	6,050

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES — 13.2%
Advertising Agencies — 0.2%
Interpublic Group of Cos., Inc. Senior Notes 6.25% due 11/15/14	$168,000	$183,540
Interpublic Group of Cos., Inc. Senior Notes 10.00% due 07/15/17	45,000	53,550
		237,090
Advertising Services — 0.0%
Visant Corp. Company Guar. Notes 10.00% due 10/01/17	5,000	5,400
Aerospace/Defense — 0.0%
Esterline Technologies Corp. Company Guar. Notes 7.00% due 08/01/20	15,000	15,694
Spirit Aerosystems, Inc. Company Guar. Notes 7.50% due 10/01/17	4,000	4,300
		19,994
Aerospace/Defense-Equipment — 0.0%
BE Aerospace, Inc. Senior Notes 6.88% due 10/01/20	20,000	20,700
Agricultural Chemicals — 0.0%
CF Industries, Inc. Company Guar. Notes 6.88% due 05/01/18	10,000	11,225
Incitec Pivot Finance LLC Company Guar. Notes 6.00% due 12/10/19*	2,000	2,096
		13,321
Agricultural Operations — 0.1%
Archer-Daniels-Midland Co. Senior Notes 4.48% due 03/01/21	5,000	5,063
Archer-Daniels-Midland Co. Senior Bonds 5.77% due 03/01/41	10,000	10,239
Cargill, Inc. Senior Notes 5.60% due 09/15/12*	160,000	170,236
		185,538
Airlines — 0.2%
Continental Airlines, Inc. Pass Through Certs. Series 1998-1, Class A 6.65% due 03/15/19	34,302	36,103
Continental Airlines, Inc. Pass Through Certs. Series 2007-1, Class B 6.90% due 04/19/22	58,937	59,379
Continental Airlines, Inc. Pass Through Certs. Series 2009-2, Class A 7.25% due 11/10/19	77,790	84,013

Seasons Series Trust Multi-Managed Moderate Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Airlines (continued)
Delta Air Lines, Inc. Senior Sec. Notes 9.50% due 09/15/14*	$4,000	$4,250
Southwest Airlines Co. Pass Through Certs. Series 2007-1, Class A 6.15% due 08/01/22	134,125	145,525
US Airways Pass Through Trust Series 2010-1, Class A 6.25% due 04/22/23	20,000	19,675
		348,945
Auto-Cars/Light Trucks — 0.1%
Ford Motor Co. Senior Notes 7.45% due 07/16/31	110,000	119,087
Auto-Heavy Duty Trucks — 0.0%
Navistar International Corp. Company Guar. Notes 8.25% due 11/01/21	35,000	38,806
Auto/Truck Parts & Equipment-Original — 0.0%
Cooper-Standard Automotive, Inc. Company Guar. Notes 8.50% due 05/01/18	5,000	5,350
Dana Holding Corp. Senior Notes 6.75% due 02/15/21	10,000	10,000
Johnson Controls, Inc. Senior Notes 5.70% due 03/01/41	10,000	10,013
Lear Corp. Company Guar. Notes 7.88% due 03/15/18	2,000	2,175
Lear Corp. Company Guar. Notes 8.13% due 03/15/20	7,000	7,700
Tenneco, Inc. Company Guar. Notes 8.13% due 11/15/15	25,000	26,750
		61,988
Banks-Commercial — 0.4%
BB&T Corp. Senior Notes 3.20% due 03/15/16	8,000	7,945
Branch Banking & Trust Co. FRS Sub. Notes 0.61% due 05/23/17	14,000	12,712
CIT Group, Inc. Senior Sec. Notes 7.00% due 05/01/15	35,000	35,306
CIT Group, Inc. Senior Sec. Notes 7.00% due 05/01/17	3,605	3,610
Credit Suisse New York Sub. Notes 6.00% due 02/15/18	269,000	285,705

Security Description	Principal Amount(19)	Value (Note 3)
Banks-Commercial (continued)
First Horizon National Corp. Senior Notes 5.38% due 12/15/15	$15,000	$15,672
KeyBank NA Sub. Notes 7.41% due 10/15/27	6,000	6,795
National City Bank Sub. Notes 5.80% due 06/07/17	250,000	273,371
Regions Bank Sub. Notes 7.50% due 05/15/18	10,000	10,571
Regions Financial Corp. Senior Notes 5.75% due 06/15/15	12,000	12,225
US Bank NA FRS Sub. Notes 3.78% due 04/29/20	15,000	15,276
		679,188
Banks-Fiduciary — 0.0%
State Street Capital Trust IV FRS Ltd. Guar. Notes 1.31% due 06/01/67	48,000	39,607
Banks-Money Center — 0.1%
Chase Capital III FRS Ltd. Guar. Notes 0.86% due 03/01/27	16,000	13,460
NB Capital Trust IV Ltd. Guar. Notes 8.25% due 04/15/27	75,000	77,063
		90,523
Banks-Mortgage — 0.0%
Provident Funding Associates LP Senior Sec. Notes 10.25% due 04/15/17*	35,000	39,025
Banks-Super Regional — 0.7%
BAC Capital Trust XI Ltd. Guar. Notes 6.63% due 05/23/36	180,000	176,020
BAC Capital Trust XIII FRS Ltd. Guar. Notes 0.71% due 03/15/12(8)	41,000	28,764
BAC Capital Trust XV FRS Ltd. Guar. Notes 1.11% due 06/01/56	10,000	6,917
Bank of America NA Sub. Notes 5.30% due 03/15/17	14,000	14,373
Capital One Financial Corp. Sub. Notes 6.15% due 09/01/16	50,000	54,753
Fifth Third Bancorp Senior Notes 3.63% due 01/25/16	106,000	105,907
Huntington Bancshares, Inc. Sub. Notes 7.00% due 12/15/20	9,000	9,936

Seasons Series Trust Multi-Managed Moderate Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Banks-Super Regional (continued)
JPMorgan Chase Bank NA Sub. Notes 5.88% due 06/13/16	$5,000	$5,505
KeyCorp Senior Notes 5.10% due 03/24/21	4,000	3,975
PNC Preferred Funding Trust II FRS Jr. Sub. Bonds 6.11% due 03/15/12*(8)	17,000	14,195
SunTrust Banks, Inc. Senior Notes 3.60% due 04/15/16	105,000	104,374
SunTrust Banks, Inc. Senior Notes 6.00% due 09/11/17	10,000	11,009
SunTrust Banks, Inc. Sub. Notes 6.00% due 02/15/26	2,000	1,934
Wachovia Capital Trust III FRS Ltd. Guar. Notes 5.57% due 05/16/11(8)	12,000	11,010
Wachovia Corp. FRS Senior Notes 0.58% due 06/15/17	15,000	14,384
Wachovia Corp. Senior Notes 5.75% due 02/01/18	410,000	451,675
Wells Fargo & Co. FRS Senior Notes 0.50% due 10/28/15	17,000	16,616
Wells Fargo & Co. Notes 4.60% due 04/01/21	11,000	10,878
Wells Fargo & Co. FRS Jr. Sub. Bonds 7.98% due 03/15/18(8)	10,000	10,950
		1,053,175
Beverages-Wine/Spirits — 0.0%
Constellation Brands, Inc. Company Guar. Notes 7.25% due 09/01/16	10,000	10,812
Constellation Brands, Inc. Company Guar. Notes 7.25% due 05/15/17	35,000	37,975
		48,787
Brewery — 0.1%
Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 3.63% due 04/15/15	125,000	129,336
Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 7.75% due 01/15/19	75,000	92,273
		221,609

Security Description	Principal Amount(19)	Value (Note 3)
Broadcast Services/Program — 0.2%
Clear Channel Communications, Inc. Company Guar. Notes 10.75% due 08/01/16	$4,000	$3,810
Discovery Communications LLC Company Guar. Notes 3.70% due 06/01/15	140,000	144,629
Liberty Media LLC Senior Notes 8.25% due 02/01/30	30,000	29,175
Nexstar Broadcasting, Inc./ Mission Broadcasting, Inc. Sec. Notes 8.88% due 04/15/17	6,000	6,495
Turner Broadcasting, Inc. Company Guar. Notes 8.38% due 07/01/13	120,000	136,790
		320,899
Building Products-Wood — 0.0%
Masco Corp. Senior Notes 6.13% due 10/03/16	25,000	25,641
Masco Corp. Bonds 6.50% due 08/15/32	20,000	18,046
		43,687
Building-Residential/Commercial — 0.0%
K. Hovnanian Enterprises, Inc. Senior Sec. Notes 10.63% due 10/15/16	10,000	10,625
Standard Pacific Corp. Sec. Notes 8.38% due 05/15/18	5,000	5,194
		15,819
Cable/Satellite TV — 0.5%
AT&T Broadband Company Guar. Notes 8.38% due 03/15/13	175,000	197,228
COX Communications, Inc. Senior Notes 5.45% due 12/15/14	120,000	132,442
COX Communications, Inc. Senior Notes 6.25% due 06/01/18*	50,000	55,751
COX Communications, Inc. Notes 7.13% due 10/01/12	10,000	10,856
CSC Holdings LLC Senior Notes 7.63% due 07/15/18	85,000	93,075
CSC Holdings LLC Senior Notes 8.63% due 02/15/19	5,000	5,725
DIRECTV Holdings LLC/ DIRECTV Financing Co., Inc. Company Guar. Notes 3.50% due 03/01/16	140,000	140,304
Insight Communications Co., Inc. Senior Notes 9.38% due 07/15/18*	10,000	11,100

Seasons Series Trust Multi-Managed Moderate Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Cable/Satellite TV (continued)
TCI Communications, Inc. Senior Bonds 7.13% due 02/15/28	$10,000	$11,343
Time Warner Cable, Inc. Company Guar. Notes 5.85% due 05/01/17	75,000	82,027
		739,851
Capacitors — 0.0%
Kemet Corp. Senior Sec. Notes 10.50% due 05/01/18	5,000	5,637
Casino Hotels — 0.0%
CityCenter Holdings LLC/CityCenter Finance Corp. Sec. Notes 10.75% due 01/15/17*(9)	10,000	10,325
Harrah's Operating Co., Inc. Senior Sec. Notes 11.25% due 06/01/17	5,000	5,681
MGM Resorts International, Inc. Senior Sec. Notes 11.13% due 11/15/17	6,000	6,870
Turning Stone Resort Casino Enterprise Senior Notes 9.13% due 09/15/14*	5,000	5,150
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 1st. Mtg. Notes 7.75% due 08/15/20	15,000	15,900
		43,926
Casino Services — 0.0%
Chukchansi Economic Development Authority Senior Notes 8.00% due 11/15/13*	5,000	3,700
Cellular Telecom — 0.2%
Cellco Partnership/Verizon Wireless Capital LLC Senior Notes 5.55% due 02/01/14	125,000	137,255
Cellco Partnership/Verizon Wireless Capital LLC Senior Notes 8.50% due 11/15/18	135,000	173,450
Cricket Communications, Inc. Senior Sec. Notes 7.75% due 05/15/16	30,000	31,875
Cricket Communications, Inc. Company Guar. Notes 7.75% due 10/15/20	10,000	10,075
Nextel Communications, Inc. Company Guar. Notes 7.38% due 08/01/15	10,000	10,037
		362,692

Security Description	Principal Amount(19)	Value (Note 3)
Chemicals-Diversified — 0.1%
Celanese US Holdings LLC Company Guar. Notes 6.63% due 10/15/18*	$6,000	$6,180
Dow Chemical Co. Senior Notes 4.25% due 11/15/20	80,000	76,403
EI du Pont de Nemours & Co. FRS Senior Notes 0.73% due 03/25/14	5,000	5,010
PPG Industries, Inc. Senior Notes 1.90% due 01/15/16	2,000	1,895
PPG Industries, Inc. Senior Notes 3.60% due 11/15/20	7,000	6,591
PPG Industries, Inc. Senior Notes 5.50% due 11/15/40	6,000	5,846
Solutia, Inc. Company Guar. Notes 7.88% due 03/15/20	10,000	10,850
		112,775
Chemicals-Specialty — 0.1%
Cytec Industries, Inc. Senior Notes 4.60% due 07/01/13	82,000	86,511
Eastman Chemical Co. Debentures 7.25% due 01/15/24	25,000	29,000
Huntsman International LLC Company Guar. Notes 8.63% due 03/15/21*	5,000	5,450
Lubrizol Corp. Company Guar. Bonds 6.50% due 10/01/34	5,000	5,453
Nalco Co. Senior Notes 6.63% due 01/15/19*	20,000	20,575
		146,989
Coal — 0.1%
Arch Coal, Inc. Company Guar. Notes 8.75% due 08/01/16	10,000	11,175
Consol Energy, Inc. Company Guar. Notes 8.00% due 04/01/17	15,000	16,425
Consol Energy, Inc. Company Guar. Notes 8.25% due 04/01/20	20,000	22,175
Foresight Energy LLC/Foresight Energy Corp. Company Guar. Notes 9.63% due 08/15/17*	5,000	5,381
Patriot Coal Corp. Company Guar. Notes 8.25% due 04/30/18	11,000	11,715
Peabody Energy Corp. Company Guar. Notes 6.50% due 09/15/20	51,000	54,698
		121,569

Seasons Series Trust Multi-Managed Moderate Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Commercial Services — 0.0%
Ceridian Corp. Company Guar. Notes 11.25% due 11/15/15	$15,000	$15,600
Computer Services — 0.0%
Affiliated Computer Services, Inc. Senior Notes 5.20% due 06/01/15	11,000	11,862
Compucom Systems, Inc. Senior Sub. Notes 12.50% due 10/01/15*	10,000	10,812
International Business Machines Corp. Senior Notes 6.22% due 08/01/27	20,000	23,015
		45,689
Computers-Memory Devices — 0.0%
Spansion LLC Company Guar. Notes 7.88% due 11/15/17*	5,000	5,088
Consulting Services — 0.0%
FTI Consulting, Inc. Company Guar. Notes 6.75% due 10/01/20*	15,000	15,187
Consumer Products-Misc. — 0.0%
Kimberly-Clark Corp. Senior Notes 5.30% due 03/01/41	4,000	4,042
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC Company Guar. Notes 9.00% due 04/15/19*	5,000	5,175
		9,217
Containers-Metal/Glass — 0.1%
Ball Corp. Company Guar. Notes 6.75% due 09/15/20	50,000	52,250
Ball Corp. Company Guar. Notes 7.13% due 09/01/16	10,000	10,938
Ball Corp. Company Guar. Notes 7.38% due 09/01/19	12,000	12,990
Crown Americas LLC/Crown Americas Capital Corp. II Company Guar. Notes 7.63% due 05/15/17	45,000	49,162
Crown Cork & Seal Co., Inc. Senior Notes 7.38% due 12/15/26	3,000	2,959
Owens-Brockway Glass Container, Inc. Company Guar. Notes 7.38% due 05/15/16	50,000	54,812
		183,111
Containers-Paper/Plastic — 0.0%
Berry Plastics Corp. Senior Sec. Notes 9.50% due 05/15/18	3,000	2,985

Security Description	Principal Amount(19)	Value (Note 3)
Containers-Paper/Plastic (continued)
Rock-Tenn Co. Company Guar. Notes 9.25% due 03/15/16	$20,000	$22,000
		24,985
Cosmetics & Toiletries — 0.0%
Revlon Consumer Products Corp. Senior Sec. Notes 9.75% due 11/15/15	5,000	5,413
Decision Support Software — 0.0%
PGS Solutions Company Guar. Notes 9.63% due 02/15/15	10,000	9,950
Dialysis Centers — 0.0%
DaVita, Inc. Company Guar. Notes 6.63% due 11/01/20	10,000	10,125
Distribution/Wholesale — 0.0%
American Tire Distributors, Inc. Senior Sec. Notes 9.75% due 06/01/17	5,000	5,500
McJunkin Red Man Corp. Senior Sec. Notes 9.50% due 12/15/16*	10,000	10,125
		15,625
Diversified Banking Institutions — 1.7%
Bank of America Corp. FRS Senior Notes 1.72% due 01/30/14	10,000	10,163
Bank of America Corp. Sub. Notes 5.42% due 03/15/17	201,000	205,198
Bank of America Corp. Senior Notes 5.65% due 05/01/18	20,000	20,902
Bank of America Corp. Senior Notes 5.88% due 01/05/21	50,000	52,209
Bank of America Corp. Senior Notes 6.50% due 08/01/16	26,000	28,772
Bank of America Corp. Senior Notes 7.38% due 05/15/14	55,000	62,113
Bank of America Corp. FRS Jr. Sub. Notes 8.00% due 01/30/18(8)	24,000	25,809
Citigroup, Inc. Senior Notes 4.59% due 12/15/15	50,000	51,702
Citigroup, Inc. Sub. Notes 5.00% due 09/15/14	32,000	33,415
Citigroup, Inc. Senior Bonds 5.50% due 08/27/12	100,000	105,362
Citigroup, Inc. Sub. Notes 6.00% due 10/31/33	10,000	9,549

Seasons Series Trust Multi-Managed Moderate Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Diversified Banking Institutions (continued)
Citigroup, Inc. Sub. Notes 6.13% due 08/25/36	$100,000	$95,359
Citigroup, Inc. Senior Notes 6.50% due 08/19/13	150,000	164,003
Goldman Sachs Group, Inc. Senior Notes 3.63% due 02/07/16	75,000	74,291
Goldman Sachs Group, Inc. Senior Notes 3.70% due 08/01/15	170,000	171,254
Goldman Sachs Group, Inc. Sub. Notes 5.63% due 01/15/17	143,000	150,695
Goldman Sachs Group, Inc. Senior Notes 5.95% due 01/18/18	12,000	12,886
Goldman Sachs Group, Inc. Sub. Notes 5.95% due 01/15/27	125,000	125,619
Goldman Sachs Group, Inc. Senior Notes 6.25% due 02/01/41	92,000	91,619
JPMorgan Chase & Co. FRS Sub. Notes 1.54% due 09/01/15	21,000	21,000
JPMorgan Chase & Co. Senior Notes 3.45% due 03/01/16	57,000	56,796
JPMorgan Chase & Co. Senior Notes 4.25% due 10/15/20	150,000	143,357
JPMorgan Chase & Co. Sub. Notes 5.13% due 09/15/14	155,000	166,365
JPMorgan Chase & Co. Sub. Notes 6.13% due 06/27/17	11,000	11,970
JPMorgan Chase & Co. FRS Jr. Sub Notes 7.90% due 04/30/18(8)	10,000	10,941
JPMorgan Chase Capital XXII Ltd. Guar. Notes 6.45% due 01/15/87	175,000	176,120
JPMorgan Chase Capital XXIII FRS Ltd. Guar. Bonds 1.31% due 05/15/77	5,000	4,139
Morgan Stanley Sub. Notes 4.75% due 04/01/14	90,000	93,781
Morgan Stanley Senior Notes 5.55% due 04/27/17	38,000	39,970
Morgan Stanley Senior Notes 5.75% due 08/31/12	155,000	164,417
Morgan Stanley Senior Notes 5.75% due 01/25/21	130,000	131,208

Security Description	Principal Amount(19)	Value (Note 3)
Diversified Banking Institutions (continued)
Morgan Stanley Senior Notes 5.95% due 12/28/17	$15,000	$16,112
Morgan Stanley Senior Notes 6.63% due 04/01/18	100,000	109,912
Nationsbank Corp. Sub. Notes 7.25% due 10/15/25	4,000	4,196
		2,641,204
Diversified Financial Services — 0.5%
Citigroup Capital XXI FRS Company Guar. Bonds 8.30% due 12/21/77	28,000	29,120
General Electric Capital Corp. Senior Notes 3.75% due 11/14/14	130,000	135,446
General Electric Capital Corp. Senior Notes 4.38% due 09/16/20	15,000	14,577
General Electric Capital Corp. Senior Notes 4.63% due 01/07/21	135,000	132,951
General Electric Capital Corp. Sub. Notes 5.30% due 02/11/21	115,000	116,802
General Electric Capital Corp. Senior Notes 5.63% due 05/01/18	85,000	91,895
General Electric Capital Corp. Senior Notes 5.88% due 01/14/38	20,000	19,745
General Electric Capital Corp. Senior Notes 6.00% due 06/15/12	115,000	121,778
General Electric Capital Corp. Senior Notes 6.15% due 08/07/37	23,000	23,513
General Electric Capital Corp. Senior Notes 6.88% due 01/10/39	25,000	27,900
		713,727
Diversified Manufacturing Operations — 0.0%
General Electric Co. Senior Notes 5.25% due 12/06/17	9,000	9,801
Harsco Corp. Senior Notes 2.70% due 10/15/15	20,000	19,673
		29,474
E-Commerce/Services — 0.0%
Expedia, Inc. Company Guar. Notes 8.50% due 07/01/16	10,000	10,875
NetFlix, Inc. Company Guar. Notes 8.50% due 11/15/17	20,000	22,525
		33,400

Seasons Series Trust Multi-Managed Moderate Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Electric-Distribution — 0.0%
Oglethorpe Power Corp. 1st. Mtg. Notes 5.38% due 11/01/40	$10,000	$9,378
Electric-Generation — 0.1%
AES Corp. Senior Notes 8.00% due 10/15/17	25,000	26,875
AES Corp. Senior Notes 8.00% due 06/01/20	75,000	81,000
Allegheny Energy Supply Co. LLC Senior Notes 6.75% due 10/15/39*	18,000	17,091
Edison Mission Energy Senior Notes 7.00% due 05/15/17	5,000	4,012
		128,978
Electric-Integrated — 0.6%
Ameren Energy Generating Co. Senior Notes 6.30% due 04/01/20	14,000	13,761
CenterPoint Energy Houston Electric LLC General Refunding Mtg. 7.00% due 03/01/14	65,000	73,712
Cleco Power LLC Senior Notes 6.00% due 12/01/40	10,000	9,549
Commonwealth Edison Co. 1st Mtg. Bonds 5.80% due 03/15/18	80,000	88,379
Dominion Resources, Inc. Senior Notes 5.25% due 08/01/33	25,000	27,020
Edison International Senior Notes 3.75% due 09/15/17	75,000	73,813
Entergy Corp. Senior Notes 3.63% due 09/15/15	110,000	108,859
Entergy Louisiana LLC 1st Mtg. Notes 4.80% due 05/01/21	8,000	7,903
Exelon Generation Co. LLC Senior Notes 5.75% due 10/01/41	8,000	7,338
FirstEnergy Corp. Senior Notes 7.38% due 11/15/31	10,000	10,832
Great Plains Energy, Inc. Senior Notes 2.75% due 08/15/13	10,000	10,125
Ipalco Enterprises, Inc. Senior Sec. Notes 7.25% due 04/01/16*	5,000	5,412
Mirant Mid-Atlantic LLC Pass Through Certs., Series B 9.13% due 06/30/17	8,944	9,727

Security Description	Principal Amount(19)	Value (Note 3)
Electric-Integrated (continued)
Oncor Electric Delivery Co. LLC Senior Sec. Notes 7.00% due 09/01/22	$15,000	$17,253
Progress Energy, Inc. Senior Notes 4.40% due 01/15/21	210,000	208,439
Progress Energy, Inc. Senior Notes 6.00% due 12/01/39	10,000	10,280
Southern Energy, Inc. Escrow Notes 7.90% due 07/15/09†(2)(3)	25,000	0
Teco Finance, Inc. Company Guar. Notes 6.57% due 11/01/17	8,000	9,089
Union Electric Co. Senior Sec. Notes 6.40% due 06/15/17	195,000	221,228
		912,719
Electric-Transmission — 0.1%
ITC Holdings Corp. Senior Notes 6.05% due 01/31/18*	125,000	136,613
Electronic Components-Misc. — 0.0%
Jabil Circuit, Inc. Senior Notes 5.63% due 12/15/20	10,000	9,937
Jabil Circuit, Inc. Senior Notes 7.75% due 07/15/16	5,000	5,675
Jabil Circuit, Inc. Senior Notes 8.25% due 03/15/18	11,000	12,485
		28,097
Electronic Components-Semiconductors — 0.0%
Freescale Semiconductor, Inc. Company Guar. Notes 9.13% due 12/15/14(9)	3,000	3,090
Freescale Semiconductor, Inc. Senior Sec. Notes 9.25% due 04/15/18*	5,000	5,475
Freescale Semiconductor, Inc. Senior Sec. Notes 10.13% due 03/15/18*	3,000	3,360
National Semiconductor Corp. Senior Notes 6.60% due 06/15/17	12,000	13,205
		25,130
Electronics-Military — 0.0%
L-3 Communications Corp. Company Guar. Notes 4.95% due 02/15/21	10,000	10,058
Enterprise Software/Service — 0.0%
Mantech International Corp. Company Guar. Notes 7.25% due 04/15/18	25,000	26,250

Seasons Series Trust Multi-Managed Moderate Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Finance-Auto Loans — 0.0%
Ford Motor Credit Co., LLC Senior Notes 5.75% due 02/01/21	$20,000	$19,750
Ford Motor Credit Co., LLC Senior Notes 12.00% due 05/15/15	2,000	2,517
		22,267
Finance-Commercial — 0.0%
Textron Financial Corp. Senior Notes 5.40% due 04/28/13	18,000	18,928
Finance-Consumer Loans — 0.1%
SLM Corp. Senior Notes 5.63% due 08/01/33	65,000	55,572
SLM Corp. Senior Notes 6.25% due 01/25/16	86,000	89,655
SLM Corp. Senior Notes 8.00% due 03/25/20	31,000	33,790
SLM Corp. Senior Notes 8.45% due 06/15/18	10,000	11,200
		190,217
Finance-Credit Card — 0.0%
Capital One Capital III Ltd. Guar. Bonds 7.69% due 08/15/36	6,000	6,172
Finance-Investment Banker/Broker — 0.2%
Lazard Group LLC Senior Notes 6.85% due 06/15/17	220,000	234,195
Lehman Brothers Holdings Capital Trust VII FRS Ltd. Guar. Notes 5.86% due 05/31/12†(6)(8)(10)	8,000	1
Lehman Brothers Holdings, Inc. Senior Notes 5.50% due 04/04/16†(6)(10)	10,000	2,562
Lehman Brothers Holdings, Inc. Sub. Notes 6.75% due 12/28/17†(6)(10)	11,000	1
Lehman Brothers Holdings, Inc. Sub. Notes 7.50% due 05/11/38†(6)(10)	15,000	1
Merrill Lynch & Co., Inc. Sub. Notes 6.05% due 05/16/16	13,000	13,740
Merrill Lynch & Co., Inc. Sub. Notes 6.22% due 09/15/26	100,000	99,427
		349,927
Finance-Other Services — 0.1%
ERAC USA Finance LLC Company Guar. Notes 2.25% due 01/10/14*	29,000	28,930

Security Description	Principal Amount(19)	Value (Note 3)
Finance-Other Services (continued)
ERAC USA Finance LLC Company Guar. Notes 2.75% due 07/01/13*	$60,000	$60,741
ERAC USA Finance LLC Company Guar. Notes 7.00% due 10/15/37*	50,000	54,477
SquareTwo Financial Corp. Senior Sec. Notes 11.63% due 04/01/17*	10,000	10,150
		154,298
Financial Guarantee Insurance — 0.0%
Assured Guaranty Municipal Holdings, Inc. FRS Company Guar. Notes 6.40% due 12/15/66*	25,000	16,375
Firearms & Ammunition — 0.0%
FGI Operating Co, Inc. Senior Sec. Notes 10.25% due 08/01/15	6,000	6,397
Food-Canned — 0.0%
Blue Merger Sub, Inc. Company Guar. Notes 7.63% due 02/15/19*	25,000	25,344
Food-Meat Products — 0.0%
Smithfield Foods, Inc. Senior Sec. Notes 10.00% due 07/15/14	25,000	29,437
Food-Misc. — 0.1%
Kraft Foods, Inc. Senior Notes 6.25% due 06/01/12	64,000	67,888
Kraft Foods, Inc. Senior Notes 6.50% due 02/09/40	23,000	24,566
		92,454
Food-Retail — 0.0%
Ahold Finance USA LLC Company Guar. Notes 6.88% due 05/01/29	10,000	10,957
Funeral Services & Related Items — 0.0%
Carriage Services, Inc. Company Guar. Notes 7.88% due 01/15/15	15,000	15,300
Gambling (Non-Hotel) — 0.0%
Downstream Development Authority Senior Sec. Notes 12.00% due 10/15/15*	10,000	10,550
Gas-Distribution — 0.1%
CenterPoint Energy, Inc. Senior Notes 6.50% due 05/01/18	75,000	84,219
KeySpan Gas East Corp. Senior Bonds 5.82% due 04/01/41*	10,000	10,001
Sempra Energy FRS Senior Notes 1.07% due 03/15/14	5,000	5,025

Seasons Series Trust Multi-Managed Moderate Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Gas-Distribution (continued)
Southern Union Co. Senior Notes 7.60% due 02/01/24	$6,000	$6,676
		105,921
Gas-Transportation — 0.0%
Sabine Pass LNG LP Senior Sec. Notes 7.25% due 11/30/13	5,000	5,113
Hazardous Waste Disposal — 0.0%
Clean Harbors, Inc. Senior Sec. Notes 7.63% due 08/15/16	5,000	5,306
Home Furnishings — 0.0%
Norcraft Cos., LP/Norcraft Finance Corp. Senior Sec. Notes 10.50% due 12/15/15	5,000	5,344
Independent Power Producers — 0.1%
Calpine Corp. Senior Sec. Notes 7.88% due 07/31/20*	10,000	10,625
Calpine Corp. Escrow Notes 8.75% due 07/15/13†(2)(3)	50,000	0
Dynegy-Roseton/Danskammer Pass Through Certs. Series B 7.67% due 11/08/16	5,000	4,725
GenOn Escrow Corp. Senior Notes 9.50% due 10/15/18*	5,000	5,200
NRG Energy, Inc. Company Guar. Notes 7.38% due 02/01/16	15,000	15,525
NRG Energy, Inc. Company Guar. Notes 7.38% due 01/15/17	20,000	20,850
NRG Energy, Inc. Company Guar. Notes 8.25% due 09/01/20*	10,000	10,400
		67,325
Insurance-Life/Health — 0.1%
Jefferson-Pilot Corp. Senior Notes 4.75% due 01/30/14	10,000	10,512
Nationwide Financial Services, Inc. Senior Notes 5.90% due 07/01/12	14,000	14,514
Pacific Life Insurance Co. Sub. Notes 9.25% due 06/15/39*	65,000	85,439
Protective Life Corp. Senior Notes 8.45% due 10/15/39	30,000	33,463
Prudential Financial, Inc. Senior Notes 4.50% due 11/15/20	10,000	9,795

Security Description	Principal Amount(19)	Value (Note 3)
Insurance-Life/Health (continued)
Symetra Financial Corp. Senior Notes 6.13% due 04/01/16*	$65,000	$67,549
		221,272
Insurance-Multi-line — 0.2%
Genworth Financial, Inc. Senior Notes 7.63% due 09/24/21	4,000	4,013
Hartford Financial Services Group, Inc. Senior Notes 5.38% due 03/15/17	65,000	67,337
Hartford Financial Services Group, Inc. FRS Jr. Sub. Debentures 8.13% due 06/15/68	45,000	49,275
Metropolitan Life Global Funding I Senior Sec. Notes 2.88% due 09/17/12*	20,000	20,395
Nationwide Mutual Insurance Co. Sub. Notes 9.38% due 08/05/39*	150,000	182,415
		323,435
Insurance-Mutual — 0.3%
Liberty Mutual Group, Inc. Senior Notes 5.75% due 03/15/14*	10,000	10,498
Liberty Mutual Group, Inc. Company Guar. Notes 7.80% due 03/07/87*	30,000	29,850
Liberty Mutual Insurance Co. Sub. Notes 7.70% due 10/15/97*	270,000	248,297
Massachusetts Mutual Life Insurance Co. Sub. Notes 8.88% due 06/01/39*	95,000	129,918
		418,563
Insurance-Property/Casualty — 0.4%
ACE Capital Trust II Ltd. Guar. Notes 9.70% due 04/01/30	180,000	226,800
Everest Reinsurance Holdings, Inc. FRS Jr. Sub. Bonds 6.60% due 05/15/67	230,000	218,500
W.R. Berkley Corp. Senior Notes 5.60% due 05/15/15	160,000	169,215
		614,515
Machinery-Farming — 0.1%
Case New Holland, Inc. Senior Notes 7.88% due 12/01/17*	41,000	45,561
CNH America LLC Company Guar. Notes 7.25% due 01/15/16	20,000	21,850
		67,411

Seasons Series Trust Multi-Managed Moderate Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Medical Instruments — 0.0%
Accellent, Inc. Senior Sec. Notes 8.38% due 02/01/17	$5,000	$5,363
Medical Labs & Testing Services — 0.1%
Quest Diagnostics, Inc. FRS Company Guar. Notes 1.16% due 03/24/14	12,000	12,035
Quest Diagnostics, Inc. Company Guar. Notes 3.20% due 04/01/16	65,000	64,608
Quest Diagnostics, Inc. Company Guar. Notes 4.70% due 04/01/21	14,000	13,857
		90,500
Medical Products — 0.0%
Becton Dickinson and Co. Senior Notes 7.00% due 08/01/27	10,000	11,816
Fresenius U.S. Finance II Company Guar. Notes 9.00% due 07/15/15*	20,000	22,925
Universal Hospital Services, Inc. Senior Sec. Notes 8.50% due 06/01/15(9)	5,000	5,219
		39,960
Medical-Biomedical/Gene — 0.1%
Bio-Rad Laboratories, Inc. Senior Sub. Notes 8.00% due 09/15/16	5,000	5,537
Celgene Corp. Senior Notes 2.45% due 10/15/15	55,000	53,229
Genzyme Corp. Company Guar. Notes 3.63% due 06/15/15	5,000	5,194
Life Technologies Corp. Senior Notes 4.40% due 03/01/15	77,000	80,351
		144,311
Medical-HMO — 0.0%
CIGNA Corp. Senior Bonds 5.88% due 03/15/41	5,000	4,907
Medical-Hospitals — 0.2%
Capella Healthcare, Inc. Company Guar. Notes 9.25% due 07/01/17*	12,000	12,780
HCA, Inc. Senior Sec. Notes 7.25% due 09/15/20	10,000	10,700
HCA, Inc. Senior Notes 7.50% due 11/15/95	15,000	12,300
HCA, Inc. Senior Sec. Notes 8.50% due 04/15/19	100,000	111,000
Select Medical Corp. Company Guar. Notes 7.63% due 02/01/15	20,000	20,350

Security Description	Principal Amount(19)	Value (Note 3)
Medical-Hospitals (continued)
Tenet Healthcare Corp Senior Sec. Notes 8.88% due 07/01/19	$60,000	$68,400
Tenet Healthcare Corp. Senior Notes 9.25% due 02/01/15	20,000	22,025
		257,555
Medical-Wholesale Drug Distribution — 0.1%
Cardinal Health, Inc. Senior Notes 4.63% due 12/15/20	175,000	174,057
Metal-Aluminum — 0.1%
Alcoa, Inc. Senior Notes 6.15% due 08/15/20	80,000	84,538
Metal-Iron — 0.0%
Cliffs Natural Resources, Inc. Senior Notes 4.88% due 04/01/21	4,000	3,946
Cliffs Natural Resources, Inc. Senior Bonds 6.25% due 10/01/40	10,000	9,933
		13,879
MRI/Medical Diagnostic Imaging — 0.0%
Radnet Management, Inc. Company Guar. Notes 10.38% due 04/01/18	10,000	10,112
Multimedia — 0.8%
Historic TW, Inc. Company Guar. Notes 6.63% due 05/15/29	140,000	149,284
NBC Universal, Inc. Senior Notes 2.88% due 04/01/16*	15,000	14,654
NBC Universal, Inc. Senior Notes 3.65% due 04/30/15*	125,000	128,330
NBC Universal, Inc. Senior Notes 6.40% due 04/30/40*	10,000	10,267
News America, Inc. Company Guar. Bonds 6.15% due 02/15/41*	100,000	99,164
News America, Inc. Company Guar. Notes 6.20% due 12/15/34	15,000	15,086
News America, Inc. Company Guar. Notes 6.90% due 03/01/19	155,000	180,640
Time Warner Cos., Inc. Company Guar. Notes 6.95% due 01/15/28	20,000	21,905
Time Warner Entertainment Co. LP Company Guar. Notes 8.38% due 03/15/23	235,000	289,744
Time Warner, Inc. Company Guar. 3.15% due 07/15/15	35,000	35,446

Seasons Series Trust Multi-Managed Moderate Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Multimedia (continued)
Time Warner, Inc. Company Guar. Notes 4.75% due 03/29/21	$5,000	$4,967
Time Warner, Inc. Company Guar. Bonds 6.25% due 03/29/41	14,000	13,910
Viacom, Inc. Senior Notes 3.50% due 04/01/17	7,000	6,892
Viacom, Inc. Senior Notes 4.50% due 03/01/21	80,000	78,159
Viacom, Inc. Senior Notes 6.13% due 10/05/17	165,000	185,789
		1,234,237
Music — 0.0%
WMG Acquisition Corp. Senior Sec. Notes 9.50% due 06/15/16	10,000	10,575
Networking Products — 0.0%
Juniper Networks, Inc. Senior Notes 5.95% due 03/15/41	10,000	9,875
Non-Hazardous Waste Disposal — 0.0%
Allied Waste North America, Inc. Company Guar. Notes 6.88% due 06/01/17	27,000	29,430
Allied Waste North America, Inc. Company Guar. Notes 7.13% due 05/15/16	8,000	8,350
		37,780
Office Automation & Equipment — 0.2%
Xerox Corp. Senior Notes 4.25% due 02/15/15	175,000	184,214
Xerox Corp. Senior Notes 8.25% due 05/15/14	55,000	64,297
		248,511
Oil Companies-Exploration & Production — 0.2%
Alta Mesa Holdings/Alta Mesa Finance Services Corp. Senior Notes 9.63% due 10/15/18*	5,000	5,075
Anadarko Petroleum Corp. Notes 6.20% due 03/15/40	55,000	53,135
Anadarko Petroleum Corp. Senior Notes 6.95% due 06/15/19	50,000	56,127
Carrizo Oil & Gas, Inc. Company Guar. Notes 8.63% due 10/15/18*	10,000	10,600
Chesapeake Energy Corp. Company Guar. Notes 6.88% due 08/15/18	20,000	21,750

Security Description	Principal Amount(19)	Value (Note 3)
Oil Companies-Exploration & Production (continued)
Chesapeake Energy Corp. Company Guar. Notes 6.88% due 11/15/20	$15,000	$16,200
Denbury Resources, Inc. Company Guar. Notes 6.38% due 08/15/21	2,000	2,050
EV Energy Partners LP/EV Energy Finance Corp. Company Guar. Notes 8.00% due 04/15/19*	5,000	5,088
Hilcorp Energy I LP/Hilcorp Finance Co. Senior Notes 7.63% due 04/15/21*	5,000	5,237
Hilcorp Energy I LP/Hilcorp Finance Co. Senior Notes 7.75% due 11/01/15*	5,000	5,175
Kerr-McGee Corp. Company Guar. Notes 7.88% due 09/15/31	29,000	33,080
Linn Energy LLC/Linn Energy Finance Corp. Senior Notes 8.63% due 04/15/20	10,000	11,100
Newfield Exploration Co. Senior Sub. Notes 7.13% due 05/15/18	15,000	16,125
Pioneer Natural Resources Co. Company Guar. Notes 5.88% due 07/15/16	45,000	47,376
Pioneer Natural Resources Co. Senior Notes 7.50% due 01/15/20	3,000	3,379
QEP Resources, Inc. Senior Notes 6.88% due 03/01/21	5,000	5,250
Range Resources Corp. Company Guar. Notes 7.50% due 10/01/17	15,000	15,975
SandRidge Energy, Inc. Company Guar. Notes 7.50% due 03/15/21*	10,000	10,375
Union Pacific Resources Group, Inc. Senior Bonds 7.15% due 05/15/28	19,000	20,100
		343,197
Oil Field Machinery & Equipment — 0.0%
Dresser-Rand Group, Inc. Company Guar. Notes 6.50% due 05/01/21*	5,000	5,156
Oil Refining & Marketing — 0.0%
Valero Energy Corp. Senior Notes 4.50% due 02/01/15	60,000	63,139
Oil-Field Services — 0.0%
Exterran Holdings, Inc. Company Guar. Notes 7.25% due 12/01/18*	5,000	5,100

Seasons Series Trust Multi-Managed Moderate Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Oil-Field Services (continued)
Helix Energy Solutions Group, Inc. Company Guar. Notes 9.50% due 01/15/16*	$5,000	$5,275
Key Energy Services, Inc. Company Guar. Notes 6.75% due 03/01/21	5,000	5,087
		15,462
Paper & Related Products — 0.1%
Clearwater Paper Corp. Company Guar. Notes 7.13% due 11/01/18*	20,000	20,950
Georgia-Pacific LLC Company Guar. Notes 5.40% due 11/01/20*	24,000	23,699
Georgia-Pacific LLC Company Guar. Notes 7.13% due 01/15/17*	65,000	68,981
Georgia-Pacific LLC Senior Notes 7.75% due 11/15/29	10,000	10,988
Verso Paper Holdings LLC/ Verso Paper, Inc. Sec. Notes 8.75% due 02/01/19*	5,000	5,200
		129,818
Pharmacy Services — 0.1%
Express Scripts, Inc. Company Guar. Notes 6.25% due 06/15/14	80,000	88,876
Pipelines — 0.6%
CenterPoint Energy Resources Corp. Senior Notes 4.50% due 01/15/21*	48,000	47,052
Copano Energy LLC/Copano Energy Finance Corp. Company Guar. Notes 7.75% due 06/01/18	15,000	15,675
El Paso Corp. Senior Notes 6.88% due 06/15/14	5,000	5,585
El Paso Corp. Senior Notes 7.00% due 06/15/17	85,000	95,132
El Paso Natural Gas Co. Senior Notes 8.38% due 06/15/32	10,000	12,248
Energy Transfer Equity LP Company Guar. Notes 7.50% due 10/15/20	35,000	38,063
Energy Transfer Partners LP Senior Notes 7.50% due 07/01/38	45,000	52,048
Enterprise Products Operating LLC Company Guar. Notes 3.20% due 02/01/16	85,000	84,470
Enterprise Products Operating LLC Company Guar. Notes 5.95% due 02/01/41	20,000	19,453

Security Description	Principal Amount(19)	Value (Note 3)
Pipelines (continued)
Kinder Morgan Energy Partners LP Senior Notes 6.38% due 03/01/41	$175,000	$176,511
Kinder Morgan Finance Co., LLC Senior Sec. Notes 6.00% due 01/15/18*	20,000	20,725
MarkWest Energy Partners LP/ MarkWest Energy Finance Corp. Company Guar. Notes 6.50% due 08/15/21	5,000	4,994
MarkWest Energy Partners LP/ MarkWest Energy Finance Corp. Company Guar. Notes 8.75% due 04/15/18	5,000	5,450
NGPL PipeCo LLC Senior Notes 6.51% due 12/15/12*	165,000	176,754
Plains All American Pipeline LP/ PAA Finance Corp. Company Guar. Notes 5.00% due 02/01/21	64,000	64,190
Plains All American Pipeline LP/ PAA Finance Corp. Company Guar. Notes 5.63% due 12/15/13	20,000	21,801
Plains All American Pipeline LP/ PAA Finance Corp. Company Guar. Notes 6.50% due 05/01/18	13,000	14,614
Regency Energy Partners LP/ Regency Energy Finance Corp. Company Guar. Notes 9.38% due 06/01/16	10,000	11,375
Rockies Express Pipeline LLC Senior Notes 5.63% due 04/15/20*	85,000	84,494
		950,634
Printing-Commercial — 0.0%
Deluxe Corp. Senior Notes 7.38% due 06/01/15	25,000	25,906
Publishing-Books — 0.0%
TL Acquisitions, Inc. Senior Notes 10.50% due 01/15/15*	5,000	5,100
Real Estate Investment Trusts — 0.9%
BioMed Realty LP Company Guar. Notes 3.85% due 04/15/16	5,000	4,946
Brandywine Operating Partnership LP Company Guar. Notes 4.95% due 04/15/18	5,000	4,943
Brandywine Operating Partnership LP Company Guar. Notes 5.70% due 05/01/17	6,000	6,215
Brandywine Operating Partnership LP Company Guar. Notes 5.75% due 04/01/12	58,000	59,871

Seasons Series Trust Multi-Managed Moderate Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Real Estate Investment Trusts (continued)
Brandywine Operating Partnership LP Company Guar. Notes 7.50% due 05/15/15	$100,000	$112,980
Duke Realty LP Senior Notes 6.75% due 03/15/20	45,000	50,160
DuPont Fabros Technology LP Company Guar. Notes 8.50% due 12/15/17	50,000	55,062
ERP Operating LP Senior Notes 5.75% due 06/15/17	150,000	165,148
HCP, Inc. Senior Notes 3.75% due 02/01/16	55,000	55,278
HCP, Inc. Senior Notes 5.38% due 02/01/21	15,000	15,148
Health Care Property Investors, Inc. Senior Notes 6.00% due 01/30/17	90,000	97,172
Health Care REIT, Inc. Senior Notes 5.25% due 01/15/22	125,000	121,958
Health Care REIT, Inc. Senior Bonds 6.50% due 03/15/41	8,000	7,725
Host Hotels & Resorts LP Company Guar. Notes 6.38% due 03/15/15	30,000	30,638
Host Hotels & Resorts LP Company Guar. Notes 6.75% due 06/01/16	40,000	41,250
Host Hotels & Resorts, Inc. Company Guar. Notes 6.00% due 11/01/20	20,000	19,650
Kimco Realty Corp. Senior Notes 5.58% due 11/23/15	170,000	183,580
Realty Income Corp. Senior Notes 6.75% due 08/15/19	100,000	114,106
Simon Property Group LP Senior Notes 6.13% due 05/30/18	45,000	50,432
United Dominion Realty Trust, Inc. Senior Notes 6.05% due 06/01/13	150,000	159,444
		1,355,706
Real Estate Management/Services — 0.1%
AMB Property LP Company Guar. Notes 6.13% due 12/01/16	125,000	136,797
Real Estate Operations & Development — 0.1%
First Industrial LP Senior Notes 5.75% due 01/15/16	10,000	9,531

Security Description	Principal Amount(19)	Value (Note 3)
Real Estate Operations & Development (continued)
Regency Centers LP Company Guar. Notes 4.95% due 04/15/14	$110,000	$115,666
		125,197
Recycling — 0.0%
Aleris International, Inc. Escrow Notes 9.00% due 12/15/14†(2)(3)	10,000	1
Rental Auto/Equipment — 0.0%
RSC Equipment Rental, Inc./ RSC Holdings III LLC Senior Notes 8.25% due 02/01/21*	10,000	10,400
Retail-Apparel/Shoe — 0.0%
Limited Brands, Inc. Senior Notes 6.90% due 07/15/17	35,000	37,538
Limited Brands, Inc. Company Guar. Notes 7.00% due 05/01/20	15,000	15,881
		53,419
Retail-Auto Parts — 0.1%
AutoZone, Inc. Senior Notes 4.00% due 11/15/20	110,000	102,066
Retail-Building Products — 0.0%
Home Depot, Inc. Senior Bonds 5.95% due 04/01/41	5,000	4,986
Retail-Discount — 0.0%
HSN, Inc. Company Guar. Notes 11.25% due 08/01/16	10,000	11,325
Retail-Drug Store — 0.2%
CVS Caremark Corp. Senior Notes 3.25% due 05/18/15	20,000	20,316
CVS Caremark Corp. Senior Notes 6.25% due 06/01/27	51,000	55,860
CVS Caremark Corp. Pass Through Certs. 6.94% due 01/10/30	130,475	141,804
CVS Pass-Through Trust Company Guar. Notes 5.77% due 01/31/33*	9,962	10,048
		228,028
Retail-Mail Order — 0.0%
QVC, Inc. Senior Sec. Notes 7.50% due 10/01/19*	30,000	31,500
Retail-Propane Distribution — 0.0%
AmeriGas Partners LP/AmeriGas Finance Corp. Senior Notes 6.50% due 05/20/21	25,000	25,656

Seasons Series Trust Multi-Managed Moderate Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Retail-Propane Distribution (contnued)
Ferrellgas LP/Ferrellgas Finance Corp. Senior Notes 6.50% due 05/01/21*	$10,000	$9,700
		35,356
Retail-Regional Department Stores — 0.1%
Federated Retail Holdings, Inc. Company Guar. Notes 5.90% due 12/01/16	75,000	80,625
Macy's Retail Holdings, Inc. Company Guar. Notes 6.65% due 07/15/24	5,000	5,100
Macy's Retail Holdings, Inc. Company Guar. Notes 6.90% due 04/01/29	10,000	10,125
		95,850
Retail-Toy Stores — 0.0%
Toys R Us Property Co. II LLC Senior Sec. Notes 8.50% due 12/01/17	9,000	9,675
Savings & Loans/Thrifts — 0.0%
Amsouth Bank NA Sub. Notes 4.85% due 04/01/13	10,000	10,175
Seismic Data Collection — 0.0%
Geokinetics Holdings USA, Inc. Senior Sec. Notes 9.75% due 12/15/14	10,000	9,612
Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc. Company Guar. Notes 7.13% due 03/15/21*	10,000	10,425
Special Purpose Entities — 0.2%
Capital One Capital V Ltd. Guar. Notes 10.25% due 08/15/39	55,000	59,675
Farmers Exchange Capital Sub. Notes 7.05% due 07/15/28*	170,000	170,451
Goldman Sachs Capital III FRS Company Guar. Notes 1.08% due 09/01/12(8)	9,000	6,958
		237,084
Steel-Producers — 0.0%
Ryerson, Inc. Senior Sec. Notes 12.00% due 11/01/15	10,000	10,850
Steel Dynamics, Inc. Company Guar. Notes 7.75% due 04/15/16	5,000	5,325
		16,175
Storage/Warehousing — 0.0%
Mobile Mini, Inc. Company Guar. Notes 7.88% due 12/01/20*	5,000	5,300

Security Description	Principal Amount(19)	Value (Note 3)
Telecom Services — 0.3%
Embarq Corp. Senior Notes 7.08% due 06/01/16	$16,000	$18,195
PAETEC Holding Corp. Senior Sec. Notes 8.88% due 06/30/17	5,000	5,388
Qwest Corp. Senior Notes 7.50% due 10/01/14	20,000	22,850
Qwest Corp. Senior Notes 8.88% due 03/15/12	21,000	22,470
SBA Tower Trust Sec. Notes 4.25% due 04/15/15*	200,000	208,404
Verizon Global Funding Corp. Senior Notes 7.75% due 12/01/30	170,000	204,761
		482,068
Telephone-Integrated — 0.3%
AT&T, Inc. Senior Notes 6.30% due 01/15/38	100,000	100,790
AT&T, Inc. Senior Notes 6.40% due 05/15/38	50,000	51,049
CenturyLink, Inc. Senior Notes 6.88% due 01/15/28	5,000	5,052
CenturyTel, Inc. Senior Notes 7.60% due 09/15/39	5,000	5,356
Frontier Communications Corp. Senior Notes 7.13% due 03/15/19	35,000	35,525
Frontier Communications Corp. Senior Notes 8.25% due 04/15/17	35,000	37,800
Qwest Communications International, Inc. Company Guar. Notes 7.13% due 04/01/18	25,000	26,969
Qwest Communications International, Inc. Company Guar. Notes 8.00% due 10/01/15	36,000	39,735
Sprint Capital Corp. Company Guar. Notes 6.90% due 05/01/19	20,000	20,650
Sprint Capital Corp. Company Guar. Notes 8.75% due 03/15/32	10,000	10,638
Verizon Communications, Inc. Senior Notes 1.95% due 03/28/14	10,000	10,008
Verizon Virginia, Inc. Senior Notes 4.63% due 03/15/13	10,000	10,546
Windstream Corp. Company Guar. Notes 7.88% due 11/01/17	40,000	42,900

Seasons Series Trust Multi-Managed Moderate Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Telephone-Integrated (continued)
Windstream Corp. Company Guar. Notes 8.13% due 09/01/18	$25,000	$26,688
		423,706
Television — 0.1%
CBS Corp. Company Guar. Notes 8.20% due 05/15/14	125,000	146,510
CBS Corp. Company Guar. Notes 8.88% due 05/15/19	55,000	69,064
		215,574
Tobacco — 0.2%
Altria Group, Inc. Company Guar. Notes 9.25% due 08/06/19	35,000	45,678
Altria Group, Inc. Company Guar. Notes 9.70% due 11/10/18	135,000	177,541
Lorillard Tobacco Co. Company Guar. Notes 6.88% due 05/01/20	100,000	108,154
		331,373
Tools-Hand Held — 0.0%
Snap-On, Inc. Senior Notes 4.25% due 01/15/18	5,000	5,115
Transport-Air Freight — 0.0%
Atlas Air, Inc. Pass Through Certs. Series 1991-1, Class B 7.63% due 01/02/15	26,043	23,179
Atlas Air, Inc. Pass Through Certs. Series 2000-1, Class A 8.71% due 01/02/19	16,790	16,790
		39,969
Transport-Equipment & Leasing — 0.0%
GATX Corp. Senior Notes 3.50% due 07/15/16	5,000	4,939
Transport-Services — 0.0%
Bristow Group, Inc. Company Guar. Notes 7.50% due 09/15/17	15,000	15,769
Ryder System, Inc. Senior Notes 3.15% due 03/02/15	4,000	4,015
Ryder System, Inc. Senior Notes 3.60% due 03/01/16	8,000	8,082
		27,866
Web Hosting/Design — 0.0%
Equinix, Inc. Senior Notes 8.13% due 03/01/18	29,000	31,392

Security Description	Principal Amount(19)	Value (Note 3)
Wireless Equipment — 0.0%
American Tower Corp. Senior Notes 4.50% due 01/15/18	$17,000	$16,696
Motorola, Inc. Senior Notes 6.50% due 09/01/25	12,000	12,627
Motorola, Inc. Senior Notes 6.63% due 11/15/37	3,290	3,530
		32,853
Total U.S. Corporate Bonds & Notes (cost $19,954,982)		21,035,553
FOREIGN CORPORATE BONDS & NOTES — 2.2%
Banks-Commercial — 0.3%
Barclays Bank PLC FRS Jr. Sub. Bonds 5.93% due 12/15/16*(8)	20,000	18,600
Barclays Bank PLC Sub. Notes 6.05% due 12/04/17*	110,000	114,606
Barclays Bank PLC FRS Jr. Sub. Notes 6.86% due 06/15/32*(8)	9,000	8,415
Credit Suisse AG Sub. Notes 5.40% due 01/14/20	11,000	11,110
Groupe BPCE FRS Jr. Sub Notes 3.77% due 06/30/11(8)	23,000	15,377
Intesa Sanpaolo SpA FRS Notes 2.71% due 02/24/14*	10,000	10,128
Nordea Bank AB FRS Jr. Sub. Bonds 8.38% due 03/25/15(8)	8,000	8,680
Overseas-Chinese Banking Corp., Ltd. Sub. Notes 7.75% due 09/06/11*	170,000	174,344
Rabobank Nederland NV Company Guar. Notes 2.13% due 10/13/15	10,000	9,644
Royal Bank of Scotland PLC Bank Guar. Notes 3.95% due 09/21/15	60,000	60,045
Westpac Banking Corp. FRS Jr. Sub. Notes 0.65% due 09/30/11(8)	40,000	25,200
		456,149
Banks-Money Center — 0.4%
Lloyds TSB Bank PLC Bank Guar. Notes 4.88% due 01/21/16	100,000	103,113
Lloyds TSB Bank PLC FRS Senior Notes 2.65% due 01/24/14	20,000	20,502
Mizuho Financial Group Cayman, Ltd. Bank Guar. Notes 5.79% due 04/15/14*	200,000	216,604

Seasons Series Trust Multi-Managed Moderate Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
FOREIGN CORPORATE BONDS & NOTES (continued)
Banks-Money Center (continued)
UFJ Finance Aruba AEC Bank Guar. Bonds 6.75% due 07/15/13	$185,000	$203,745
		543,964
Brewery — 0.2%
Cia de Bebidas das Americas Senior Notes 8.75% due 09/15/13	220,000	251,130
Broadcast Services/Program — 0.1%
Grupo Televisa SA Senior Notes 6.63% due 01/15/40	125,000	132,441
Chemicals-Diversified — 0.0%
OXEA Finance/Cy SCA Senior Sec. Notes 9.50% due 07/15/17*	5,000	5,453
Computers-Memory Devices — 0.1%
Seagate Technology HDD Holdings Company Guar. Notes 6.80% due 10/01/16	35,000	36,706
Seagate Technology International Sec. Notes 10.00% due 05/01/14*	24,000	27,960
		64,666
Containers-Metal/Glass — 0.0%
Consumers International, Inc. Escrow Notes 10.25% due 04/01/05†(2)(3)	25,000	0
Diversified Banking Institutions — 0.0%
BNP Paribas Bank Guar. Notes 4.80% due 06/24/15*	10,000	10,398
HSBC Holdings PLC Senior Notes 5.10% due 04/05/21	6,000	6,031
		16,429
Diversified Manufacturing Operations — 0.0%
Bombardier, Inc. Senior Notes 7.50% due 03/15/18	10,000	10,850
Bombardier, Inc. Senior Notes 7.75% due 03/15/20*	35,000	38,019
		48,869
Diversified Minerals — 0.0%
BHP Billiton Finance USA, Ltd. Company Guar. Notes 6.42% due 03/01/26	11,000	12,616
Finance-Investment Banker/Broker — 0.0%
Macquarie Bank, Ltd. Sub. Notes 6.63% due 04/07/21*	21,000	20,989

Security Description	Principal Amount(19)	Value (Note 3)
Gold Mining — 0.0%
Gold Fields Orogen Holding BVI, Ltd. Company Guar. Notes 4.88% due 10/07/20*	$17,000	$16,314
Insurance-Multi-line — 0.0%
Aegon NV FRS Jr. Sub. Notes 3.54% due 07/15/14(8)	18,000	13,185
Catlin Insurance Co., Ltd. FRS Jr. Sub. Notes 7.25% due 01/19/17*(8)	12,000	11,310
XL Capital, Ltd. Senior Notes 5.25% due 09/15/14	21,000	22,123
XL Capital, Ltd. Senior Notes 6.38% due 11/15/24	14,000	14,562
		61,180
Insurance-Reinsurance — 0.0%
Validus Holdings, Ltd. Senior Notes 8.88% due 01/26/40	11,000	11,552
Internet Connectivity Services — 0.0%
eAccess, Ltd. Company Guar. Notes 8.25% due 04/01/18*	10,000	10,262
Medical-Drugs — 0.0%
AstraZeneca PLC Senior Notes 5.90% due 09/15/17	15,000	17,125
Sanofi-Aventis SA Senior Notes 4.00% due 03/29/21	5,000	4,917
		22,042
Medical-Generic Drugs — 0.0%
Teva Pharmaceutical Finance III BV FRS Company Guar. Notes 0.81% due 03/21/14	6,000	6,021
Metal-Diversified — 0.1%
Inco, Ltd. Senior Bonds 7.20% due 09/15/32	100,000	109,010
Oil & Gas Drilling — 0.1%
Transocean, Inc. Company Guar. Notes 4.95% due 11/15/15	85,000	89,829
Oil Companies-Exploration & Production — 0.0%
Harvest Operations Corp. Company Guar. Notes 6.88% due 10/01/17*	15,000	15,638
MEG Energy Corp. Company Guar. Notes 6.50% due 03/15/21*	5,000	5,081
Nexen, Inc. Senior Notes 7.50% due 07/30/39	18,000	20,268

Seasons Series Trust Multi-Managed Moderate Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
FOREIGN CORPORATE BONDS & NOTES (continued)
Oil Companies-Exploration & Production (continued)
OPTI Canada, Inc. Senior Sec. Notes 7.88% due 12/15/14	$5,000	$2,644
		43,631
Oil Companies-Integrated — 0.3%
BP Capital Markets PLC Company Guar. Notes 3.13% due 10/01/15	190,000	191,062
BP Capital Markets PLC Company Guar. Notes 3.88% due 03/10/15	20,000	20,767
BP Capital Markets PLC Company Guar. Notes 4.74% due 03/11/21	10,000	10,019
ConocoPhillips Canada Funding Co. I Notes 5.63% due 10/15/16	15,000	16,941
Norsk Hydro A/S Company Guar. Notes 7.15% due 11/15/25	30,000	36,650
Petrobras International Finance Co. Company Guar. Notes 3.88% due 01/27/16	14,000	14,027
Petrobras International Finance Co. Company Guar. Notes 5.38% due 01/27/21	200,000	200,724
Petrobras International Finance Co. Company Guar. Notes 6.75% due 01/27/41	14,000	14,401
Total Capital SA Company Guar. Notes 2.30% due 03/15/16	23,000	22,398
		526,989
Paper & Related Products — 0.0%
Inversiones CMPC SA Company Guar. Notes 4.75% due 01/19/18*	15,000	14,759
Pipelines — 0.0%
TransCanada Pipelines, Ltd. FRS Jr. Sub. Notes 6.35% due 05/15/67	13,000	13,053
Steel-Producers — 0.1%
Arcelormittal Senior Notes 3.75% due 08/05/15	100,000	100,990
ArcelorMittal Senior Notes 6.13% due 06/01/18	40,000	42,370
Essar Steel Algoma, Inc. Senior Sec. Notes 9.38% due 03/15/15*	10,000	10,000
		153,360
SupraNational Banks — 0.0%
Asian Development Bank Senior Bonds 5.82% due 06/16/28	9,000	9,934

Security Description	Principal Amount(19)		Value (Note 3)
Telecom Services — 0.0%
Wind Acquisition Finance SA Senior Sec. Notes 7.25% due 02/15/18*		$10,000	$10,450
Telephone-Integrated — 0.5%
British Telecom PLC Senior Notes 5.15% due 01/15/13		175,000	186,176
Deutsche Telekom International Finance BV Company Guar. Bonds 8.75% due 06/15/30		100,000	131,110
Telecom Italia Capital SA Company Guar. Bonds 5.25% due 10/01/15		21,000	21,736
Telecom Italia Capital SA Company Guar. Bonds 6.20% due 07/18/11		200,000	203,021
Telecom Italia Capital SA Company Guar. Notes 7.18% due 06/18/19		8,000	8,745
Telefonica Emisiones SAU FRS Company Guar. Notes 0.64% due 02/04/13		20,000	19,811
Telefonica Emisiones SAU Company Guar. Notes 2.58% due 04/26/13		135,000	136,289
Telefonica Emisiones SAU Company Guar. Notes 3.99% due 02/16/16		45,000	45,218
			752,106
Television — 0.0%
Videotron Ltee Company Guar. Notes 9.13% due 04/15/18		45,000	50,512
Transport-Marine — 0.0%
Navios Maritime Holdings, Inc. Senior Sec. Notes 8.88% due 11/01/17		25,000	27,094
Transport-Services — 0.0%
Asciano Finance, Ltd. Company Guar. Notes 5.00% due 04/07/18*		3,000	2,984
Total Foreign Corporate Bonds & Notes (cost $3,371,947)			3,483,788
FOREIGN GOVERNMENT AGENCIES — 0.7%
Sovereign — 0.7%
Brazil Nota do Tesouro Nacional Notes 10.00% due 01/01/12	BRL	1,330,000	821,770
Republic of Argentina Senior Bonds 8.28% due 12/31/33(11)		26,019	23,196
Republic of Indonesia Senior Bonds 6.63% due 02/17/37		100,000	106,996
Republic of Turkey Senior Bonds 11.88% due 01/15/30		42,000	69,615

Seasons Series Trust Multi-Managed Moderate Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
FOREIGN GOVERNMENT AGENCIES (continued)
Sovereign (continued)
Russian Federation Senior Bonds 3.63% due 04/29/15*	$100,000	$101,125
Russian Federation Senior Bonds 7.50% due 03/31/30(12)	43,250	50,414
United Mexican States Senior Notes 5.13% due 01/15/20	20,000	20,920
Total Foreign Government Agencies (cost $1,111,162)		1,194,036
LOANS(13)(14) — 0.1%
Auto-Cars/Light Trucks — 0.1%
Ford Motor Co. FRS BTL-B 3.02% due 12/16/13 (cost $147,829)	147,829	147,932
MUNICIPAL BONDS & NOTES — 0.4%
Municipal Bonds — 0.4%
California State General Obligation Bonds 6.20% due 10/01/19	75,000	79,702
California State General Obligation Bonds 7.55% due 04/01/39	130,000	141,309
New Jersey State Turnpike Authority Revenue Bonds 7.41% due 01/01/40	100,000	110,673
State of Illinois General Obligation Bonds 5.37% due 03/01/17	10,000	9,992
State of Illinois General Obligation Bonds 5.67% due 03/01/18	195,000	194,627
State of Illinois General Obligation Bonds 5.88% due 03/01/19	160,000	159,800
Texas State Transportation Commission Bonds Series B 5.18% due 04/01/30	5,000	4,914
Total Municipal Bonds & Notes (cost $701,476)		701,017
U.S. GOVERNMENT AGENCIES — 17.8%
Federal Home Loan Mtg. Corp. — 1.2%
4.00% due 05/01/40	73,015	71,842
4.50% due 01/01/39	23,273	23,699
5.00% due 05/01/20	554,291	592,524
5.00% due 05/01/34	117,352	123,428
5.00% due 07/01/35	20,508	21,509
5.00% due 08/01/35	111,033	116,450
5.00% due 03/01/38	45,838	47,931
5.50% due 07/01/34	33,634	36,088
5.50% due 05/01/37	30,354	32,559
5.50% due 09/01/37	52,763	56,406
5.50% due 07/01/38	25,496	27,256
6.00% due 08/01/26	131,688	143,951
6.00% due 12/01/36	25,928	28,289
6.00% due 04/01/40	361,533	393,217

Security Description	Principal Amount(19)	Value (Note 3)
Federal Home Loan Mtg. Corp. (continued)
6.50% due 05/01/16	$1,078	$1,173
6.50% due 05/01/29	5,815	6,572
6.50% due 03/01/36	24,221	27,207
6.50% due 05/01/36	3,345	3,757
7.00% due 04/01/32	8,983	10,347
7.50% due 08/01/23	575	661
7.50% due 08/01/25	1,913	2,202
Federal Home Loan Mtg. Corp., REMIC Series 2635, Class NJ 3.00% due 03/15/17(5)	27,961	28,367
Series 2586, Class NK 3.50% due 08/15/16(5)	5,332	5,364
Series 1577, Class PK 6.50% due 09/15/23(5)	34,089	36,168
Series 1226, Class Z 7.75% due 03/15/22(5)	1,389	1,519
		1,838,486
Federal National Mtg. Assoc. — 12.0%
3.50% due April TBA	4,000,000	3,766,248
4.00% due April TBA	3,400,000	3,343,689
4.50% due 01/01/39	35,119	35,822
4.50% due 06/01/39	588,358	600,693
4.56% due 01/01/15	563,508	600,555
4.85% due 11/01/15	597,868	631,920
5.00% due 03/01/18	15,372	16,458
5.00% due 06/01/19	6,323	6,766
5.00% due 02/01/20	30,675	32,825
5.00% due 05/01/35	16,310	17,165
5.00% due 07/01/40	69,979	73,341
5.50% due 03/01/18	29,231	31,741
5.50% due 05/01/20	83,079	90,422
5.50% due 06/01/20	132,933	144,681
5.50% due 11/01/22	25,594	27,714
5.50% due 06/01/34	26,349	28,340
5.50% due 06/01/35	846,698	912,799
5.50% due 12/01/35	70,663	75,937
5.50% due 06/01/36	453,471	488,590
5.50% due 11/01/36	21,577	23,140
5.50% due 12/01/36	25,585	27,439
5.50% due 05/01/37	35,867	38,443
5.50% due 07/01/38	75,491	80,819
5.50% due April TBA	400,000	427,750
5.92% due 10/01/11	289,508	289,343
6.00% due 06/01/17	13,705	14,981
6.00% due 06/01/21	336,340	367,767
6.00% due 12/01/33	48,180	53,020
6.00% due 05/01/34	35,251	38,726
6.00% due 07/01/34	10,016	11,003
6.00% due April TBA	3,900,000	4,241,250
6.06% due 09/01/11	199,321	201,663
6.38% due 08/01/11	264,297	268,746
6.50% due 09/01/32	48,008	54,308
6.50% due 07/01/36	19,812	22,276
6.50% due April TBA	1,700,000	1,905,328
7.00% due 06/01/37	140,347	160,629
		19,152,337

Seasons Series Trust Multi-Managed Moderate Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. GOVERNMENT AGENCIES (continued)
Government National Mtg. Assoc. — 4.6%
4.00% due April TBA	$4,000,000	$4,000,000
4.50% due April TBA	3,000,000	3,094,218
6.00% due 11/15/28	84,198	93,117
7.00% due 07/15/33	29,347	33,783
7.50% due 01/15/32	8,395	9,782
8.50% due 11/15/17	1,520	1,718
9.00% due 11/15/21	549	648
Government National Mtg. Assoc., REMIC Series 2005-74, Class HB 7.50% due 09/15/35(5)	2,459	2,760
Series 2005-74, Class HC 7.50% due 09/16/35(5)	15,025	16,825
		7,252,851
Tennessee Valley Authority
3.88% due 02/15/21	5,000	5,016
Total U.S. Government Agencies (cost $27,870,518)		28,248,690
U.S. GOVERNMENT TREASURIES — 9.0%
United States Treasury Bonds — 1.6%
United States Treasury Bonds 2.13% due 02/15/40 TIPS(15)	18,337	19,390
2.63% due 07/15/17 TIPS(15)	532,156	611,190
3.88% due 08/15/40	20,000	17,897
4.25% due 05/15/39	200,000	191,844
4.25% due 11/15/40	44,000	42,082
4.38% due 02/15/38	725,000	713,106
4.38% due 11/15/39	475,000	464,683
4.50% due 02/15/36	490,000	494,747
4.50% due 08/15/39	4,000	3,999
		2,558,938
United States Treasury Notes — 7.4%
United States Treasury Notes 1.13% due 12/15/12	1,500,000	1,511,837
1.38% due 02/15/13	4,525,000	4,578,558
1.38% due 11/30/15	1,000	968
1.88% due 06/30/15	850,000	849,535
2.00% due 04/15/12 TIPS(15)	1,492,012	1,559,969
2.13% due 12/31/15	10,000	10,002
2.13% due 02/29/16	7,000	6,978
2.50% due 04/30/15	2,500,000	2,568,165
2.63% due 08/15/20	39,000	36,587
2.63% due 11/15/20	25,000	23,328
3.00% due 02/28/17	3,000	3,070
3.50% due 05/15/20	40,000	40,541
3.63% due 02/15/21	5,000	5,071
4.50% due 03/31/12(16)	500,000	520,664
		11,715,273
Total U.S. Government Treasuries (cost $14,471,447)		14,274,211

Security Description	Shares/ Principal Amount(19)	Value (Note 3)
EXCHANGE-TRADED FUNDS — 0.4%
Exchange-Traded Funds — 0.4%
iShares Russell 2000 Index Fund (cost $441,469)	7,000	$589,190
WARRANTS† — 0.0%
Publishing-Periodicals — 0.0%
Reader's Digest Association, Inc. Expires 02/19/14	48	0
Television — 0.0%
Ion Media Networks, Inc. Expires 12/18/16 (strike price $687.50)(2)(3)	2	260
Ion Media Networks, Inc. Expires 12/18/16 (strike price $500)(2)(3)	2	360
		620
Total Warrants (cost $50)		620
Total Long-Term Investment Securities (cost $150,705,378)		170,878,231
SHORT-TERM INVESTMENT SECURITIES — 1.1%
U.S. Government Agencies — 1.1%
Federal Home Loan Bank Disc. Notes 0.00% due 04/01/11 (cost $1,800,000)	$1,800,000	1,800,000
REPURCHASE AGREEMENTS — 3.3%
Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 03/31/11, to be repurchased 04/01/11 in the amount of $1,039,000 and collateralized by $1,025,000 of United States Treasury Notes, bearing interest at 3.13%, due 04/30/17 and having an approximate value of $1,068,270	1,039,000	1,039,000
Bank of America Joint Repurchase Agreement(18)	3,405,000	3,405,000
UBS Securities LLC Joint Repurchase Agreement(18)	840,000	840,000
Total Repurchase Agreements (cost $5,284,000)		5,284,000
TOTAL INVESTMENTS (cost $157,789,378)(17)	111.9%	177,962,231
Liabilities in excess of other assets	(11.9)	(18,959,971)
NET ASSETS	100.0%	$159,002,260

†  Non-income producing security

*  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At March 31, 2011, the aggregate value of these securities was $6,086,135 representing 3.8% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

(1)  Bond is in default and did not pay principal at maturity.

(2)  Illiquid security. At March 31, 2011, the aggregate value of these securities was $6,671 representing 0% of net assets.

Seasons Series Trust Multi-Managed Moderate Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

(3)  Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 3.

(4)  Commercial Mortgage Backed Security

(5)  Collateralized Mortgage Obligation

(6)  Company has filed for Chapter 11 bankruptcy protection.

(7)  Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the "1933 Act"); (b) is subject to a contractual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note 3. Certain restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Portfolio has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of March 31, 2011, the Multi-Managed Moderate Growth Portfolio held the following restricted securities:

Name	Acquisition Date	Principal Amount	Acquisition Cost	Market Value	Market Value Per Share	% of Net Assets
ICO North America, Inc. Notes 7.50% due 08/15/09	08/11/2005	$5,000	$5,000	$6,050	$121.00	0.00%

(8)  Perpetual maturity - maturity date reflects the next call date.

(9)  Income may be received in cash or additional shares at the discretion of the issuer.

(10)  Bond in default

(11)  A portion of the interest was paid in additional bonds/loans.

(12)  "Step-up" security where the rate increases ("steps-up") at a predetermined rate. The rate reflected is as of March 31, 2011.

(13)  The Portfolio invests in senior loans which generally pay interest at rates which are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major United States banks, or the certificate of deposit rate. Senior loans are generally considered to be restrictive in that the Portfolio is ordinarily contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

(14)  Senior loans in the Portfolio are generally subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments may occur. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

(15)  Principal amount of security is adjusted for inflation.

(16)  The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.

(17)  See Note 4 for cost of investments on a tax basis.

(18)  See Note 3 for details of Joint Repurchase Agreements.

(19)  Denominated in United States dollars unless otherwise indicated.

ADR — American Depository Receipt

BTL — Bank Term Loans

REMIC — Real Estate Mortgate Investment Conduit

TBA — Securities purchased on forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal and maturity date will be determined upon settlement date.

TIPS — Treasury Inflation Protected Securities

FRS — Floating Rate Security

VRS — Variable Rate Security

The rates shown on FRS and VRS are the current interest rates at March 31, 2011 and unless noted otherwise, the dates shown are the original maturity dates.

Open Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Value at Trade Date	Value as of March 31, 2011	Unrealized Appreciation (Depreciation)
8	Long	Euro-Bobl	June 2011	$1,303,370	$1,298,948	$(4,422)
2	Short	U.S. Treasury Long Bonds	June 2011	246,849	247,125	(276)
16	Short	U.S. Treasury 2YR Notes	June 2011	3,492,604	3,490,000	2,604
33	Short	U.S. Treasury 5YR Notes	June 2011	3,869,449	3,854,039	15,410
29	Short	U.S. Treasury 10YR Notes	June 2011	3,458,878	3,451,906	6,972
24	Short	U.S. Ultra Bonds	June 2011	2,899,744	2,884,500	15,244
						$35,532

Seasons Series Trust Multi-Managed Moderate Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Open Forward Foreign Currency Contracts

Counterparty	Contract to Deliver		In Exchange For		Delivery Date	Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	AUD	283,000	USD	281,826	06/15/11	$—	$(8,298)
	CAD	420,000	USD	428,089	06/15/11	—	(4,411)
	NOK	1,185,000	USD	211,107	06/15/11	—	(2,335)
	NZD	141,000	USD	105,644	06/15/11	—	(1,440)
	USD	284,151	EUR	205,000	06/15/11	5,970	—
	USD	210,810	SEK	1,345,000	06/15/11	1,498	—
						7,468	(16,484)
Barclays Bank PLC	GBP	66,000	USD	106,663	06/15/11	887	—
	USD	137,101	AUD	140,000	06/15/11	6,424	—
	USD	447,530	GBP	280,000	06/15/11	1,216	—
						8,527	—
BNP Paribas SA	CHF	260,000	USD	288,833	06/15/11	5,624	—
	EUR	205,000	USD	285,901	06/15/11	—	(4,220)
	GBP	66,000	USD	107,182	06/15/11	1,406	—
						7,030	(4,220)
Citibank N.A.	NOK	237,000	USD	42,309	06/15/11	—	(379)
	SEK	1,345,000	USD	209,185	06/15/11	—	(3,123)
	USD	772,652	MXN	9,390,000	06/15/11	11,663	—
	USD	208,335	NOK	1,185,000	06/15/11	5,108	—
						16,771	(3,502)
Credit Suisse AG	EUR	101,000	USD	143,245	06/15/11	307	—
Deutsche Bank AG	AUD	766,000	USD	758,834	06/15/11	—	(26,448)
	GBP	560,000	USD	905,764	06/15/11	8,273	—
						8,273	(26,448)
Goldman Sachs International	CHF	132,000	USD	143,597	06/15/11	—	(186)
	EUR	203,000	USD	286,956	06/15/11	—	(335)
						—	(521)
HSBC Bank USA, N.A.	SEK	1,345,000	USD	209,154	06/15/11	—	(3,153)
	USD	137,088	AUD	140,000	06/15/11	6,436	—
	USD	141,453	CAD	140,000	06/15/11	2,714	—
	USD	138,065	EUR	100,000	06/15/11	3,457	—
	USD	208,331	NOK	1,185,000	06/15/11	5,112	—
						17,719	(3,153)
JPMorgan Chase Bank N.A	AUD	142,000	USD	139,154	06/15/11	—	(6,420)
	USD	868,623	CHF	785,000	06/15/11	—	(13,551)
	USD	210,346	SEK	1,345,000	06/15/11	1,962	—
						1,962	(19,971)
Royal Bank of Canada	BRL	1,268,000	USD	750,296	06/02/11	—	(16,944)
	CAD	347,000	USD	355,165	06/15/11	—	(2,162)
	MXN	9,390,000	USD	775,873	06/15/11	—	(8,442)
	USD	558,594	CAD	550,000	06/15/11	7,774	—
						7,774	(27,548)
Royal Bank of Scotland PLC	EUR	100,000	USD	139,045	06/15/11	—	(2,477)
	USD	429,476	EUR	304,000	06/15/11	752	—
	USD	660,141	GBP	412,000	06/15/11	156	—
						908	(2,477)
UBS AG	CAD	275,000	USD	281,754	06/15/11	—	(1,431)
	CHF	393,000	USD	429,121	06/15/11	1,040	—
	NOK	948,000	USD	168,897	06/15/11	—	(1,858)
	USD	374,991	AUD	383,000	06/15/11	17,650	—
	USD	283,727	CAD	280,000	06/15/11	4,606	—
						23,296	(3,289)

Seasons Series Trust Multi-Managed Moderate Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Open Forward Foreign Currency Contracts (continued)

Counterparty	Contract to Deliver		In Exchange For		Delivery Date	Unrealized Appreciation	Unrealized Depreciation
Westpac Banking Corp.	CAD	138,000	USD	141,481	06/15/11	$—	$(626)
	NZD	283,000	USD	212,848	06/15/11	—	(2,079)
	USD	516,141	AUD	528,000	06/15/11	25,150	—
						25,150	(2,705)
Net Unrealized Appreciation/(Depreciation)						$125,185	$(110,318)

AUD — Australian Dollar
BRL — Brazilian Real
CAD — Canadian Dollar
CHF — Swiss Franc
EUR — Euro Dollar
GBP — Pound Sterling
MXN — Mexican Peso
NOK — Norwegian Krone
NZD — New Zeland Dollar
SEK — Swedish Krona
USD — United States Dollar

The following is a summary of the inputs used to value the Portfolio's net assets as of March 31, 2011 (see Note 3):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets:
Long-Term Investment Securities:
Common Stock	$90,096,404	$—	$—	$90,096,404
Preferred Stocks	241,073	—	—	241,073
Asset Backed Securities	—	10,859,667	—	10,859,667
Convertible Bonds & Notes	—	—	6,050	6,050
U.S. Corporate Bonds & Notes	—	20,656,111	379,442	21,035,553
Foreign Corporate Bonds & Notes	—	3,483,788	0	3,483,788
Foreign Government Agencies	—	1,194,036	—	1,194,036
Loans	—	147,932	—	147,932
Municipal Bonds & Notes	—	701,017	—	701,017
U.S. Government Agencies	—	28,248,690	—	28,248,690
U.S. Government Treasuries	—	14,274,211	—	14,274,211
Exchange Traded Funds	589,190	—	—	589,190
Warrants	—	—	620	620
Short-Term Investment Securities:
U.S. Government Agencies	—	1,800,000	—	1,800,000
Repurchase Agreements	—	5,284,000	—	5,284,000
Other Financial Instruments+
Open Futures Contracts - Appreciation	40,230	—	—	40,230
Open Forward Foreign Currency Contracts - Appreciation	—	125,185	—	125,185
Total	$90,966,897	$86,774,637	$386,112	$178,127,646
Liabilities:
Other Financial Instruments+
Open Futures Contracts - Depreciation	4,698	—	—	4,698
Open Forward Foreign Currency Contracts - Depreciation	—	110,318	—	110,318
Total	$4,698	$110,318	$—	$115,016

+  Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Seasons Series Trust Multi-Managed Moderate Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Asset Backed Securities	Convertible Bonds & Notes	U.S. Corporate Bonds & Notes	Foreign Corporate Bonds & Notes	Warrants
Balance as of 3/31/2010	$459,984	$3,500	$108,177	$0	$—
Accrued discounts/premiums	3	—	1	—	—
Realized gain(loss)	—	—	(8,168)	—	—
Change in unrealized appreciation(depreciation)(1)	20,689	2,550	12,152	—	571
Net purchases(sales)	—	—	(36,090)	—	49
Transfers in and/or out of Level 3(2)	(480,676)	—	303,370	—	—
Balance as of 3/31/2011	$—	$6,050	$379,442	$0	$620

(1)  The total change in unrealized appreciation(depreciation) included in the statement of operations attributable to level 3 investments still held at March 31, 2011 includes:

Asset Backed Securities	Convertible Bonds & Notes	U.S. Corporate Bonds & Notes	Foreign Corporate Bonds & Notes	Warrants
$—	$2,550	$(2,680)	$—	$571

(2)  The Fund's policy is to recognize transfers in and transfers out as of the end of the reporting period.

See Notes to Financial Statements

Seasons Series Trust Multi-Managed Income/Equity Portfolio

PORTFOLIO PROFILE — March 31, 2011 (unaudited)

Industry Allocation*
Federal National Mtg. Assoc.	17.2%
Diversified Financial Services	12.2
Government National Mtg. Assoc.	9.0
United States Treasury Notes	7.8
Repurchase Agreements	6.2
Diversified Banking Institutions	4.5
Computers	2.6
United States Treasury Bonds	2.2
Multimedia	2.1
Federal Home Loan Mtg. Corp.	2.0
Oil Companies-Integrated	1.9
Banks-Super Regional	1.9
Banks-Commercial	1.7
Medical-Biomedical/Gene	1.7
Telephone-Integrated	1.6
Sovereign	1.4
Real Estate Investment Trusts	1.4
Web Portals/ISP	1.2
Oil Companies-Exploration & Production	1.2
Electric-Integrated	1.2
Auto-Cars/Light Trucks	1.1
Transport-Services	1.1
E-Commerce/Services	1.1
Finance-Investment Banker/Broker	1.0
Pipelines	1.0
Brewery	0.9
Applications Software	0.9
Insurance-Life/Health	0.9
Pharmacy Services	0.9
Cable/Satellite TV	0.8
Wireless Equipment	0.8
Diversified Manufacturing Operations	0.8
Chemicals-Diversified	0.8
Enterprise Software/Service	0.7
Municipal Bonds	0.7
Retail-Apparel/Shoe	0.7
Banks-Money Center	0.6
Insurance-Property/Casualty	0.6
Insurance-Multi-line	0.6
Finance-Other Services	0.6
Metal Processors & Fabrication	0.5
U.S. Government Agencies	0.5
Telecom Services	0.5
Broadcast Services/Program	0.5
Industrial Automated/Robotic	0.4
Electronic Components-Misc.	0.4
Oil-Field Services	0.4
Real Estate Operations & Development	0.4
Electronic Forms	0.4
Airlines	0.4
Special Purpose Entities	0.4
Agricultural Chemicals	0.4
Hotels/Motels	0.4
Retail-Jewelry	0.4
Steel-Producers	0.4
Casino Hotels	0.4
Cellular Telecom	0.4
Insurance-Mutual	0.4
Vitamins & Nutrition Products	0.4
Tobacco	0.3
Electronic Components-Semiconductors	0.3
Advertising Agencies	0.3
Medical-Hospitals	0.3
Medical-Drugs	0.3
Retail-Drug Store	0.3
Beverages-Non-alcoholic	0.3
Medical Products	0.3
Chemicals-Specialty	0.3
Computers-Memory Devices	0.3
Television	0.3
Office Automation & Equipment	0.3
Cosmetics & Toiletries	0.2
Aerospace/Defense-Equipment	0.2
Electronic Connectors	0.2
Athletic Footwear	0.2
Transport-Rail	0.2
Retail-Sporting Goods	0.2
Retail-Discount	0.2
Electric-Generation	0.2
Paper & Related Products	0.2
Retail-Regional Department Stores	0.2
Agricultural Operations	0.2
Containers-Metal/Glass	0.2
Finance-Consumer Loans	0.2
Human Resources	0.2
Banks-Fiduciary	0.2
Cruise Lines	0.2
Software Tools	0.2
Medical-Wholesale Drug Distribution	0.2
Coal	0.2
Metal-Copper	0.2
Investment Management/Advisor Services	0.2
Food-Misc.	0.1
Auto-Heavy Duty Trucks	0.1
Gas-Distribution	0.1
Real Estate Management/Services	0.1
Electric-Transmission	0.1
Rental Auto/Equipment	0.1
Metal-Diversified	0.1
Gold Mining	0.1
Electric Products-Misc.	0.1
Medical Labs & Testing Services	0.1
Independent Power Producers	0.1
Retail-Auto Parts	0.1
Oil & Gas Drilling	0.1
Auto/Truck Parts & Equipment-Original	0.1
Entertainment Software	0.1
Metal-Aluminum	0.1
Medical-HMO	0.1
Networking Products	0.1
Retail-Restaurants	0.1
Computer Services	0.1
Telecom Equipment-Fiber Optics	0.1
Commercial Services-Finance	0.1
Machinery-Farming	0.1
Oil Refining & Marketing	0.1
Building-Residential/Commercial	0.1
Beverages-Wine/Spirits	0.1
Building Products-Wood	0.1
Non-Hazardous Waste Disposal	0.1
116.2%

*  Calculated as a percentage of net assets

Seasons Series Trust Multi-Managed Income/Equity Portfolio

PORTFOLIO PROFILE — March 31, 2011 (continued)

Credit Quality†#
Government — Treasury	13.0%
Government — Agency	36.5
AAA	4.3
AA	3.5
A	10.3
BBB	17.7
BB	5.0
B	1.9
CCC	1.7
Not Rated@	6.1
100.0%

†  Source: Standard and Poor's

#  Calculated as a percentage of total debt issues, excluding short-term securities.

@  Represents debt issues that either have no rating, or the rating is unavailable from the data source.

Seasons Series Trust Multi-Managed Income/Equity Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011

Security Description	Shares	Value (Note 3)
COMMON STOCK — 31.5%
Advertising Agencies — 0.1%
Interpublic Group of Cos., Inc.	13,600	$170,952
Aerospace/Defense — 0.0%
Boeing Co.	197	14,564
Aerospace/Defense-Equipment — 0.2%
Goodrich Corp.	1,200	102,636
United Technologies Corp.	1,971	166,845
		269,481
Agricultural Chemicals — 0.4%
CF Industries Holdings, Inc.	600	82,074
Monsanto Co.	2,437	176,098
Mosaic Co.	500	39,375
Potash Corp. of Saskatchewan, Inc.	2,913	171,663
		469,210
Airlines — 0.0%
AMR Corp.†	8,400	54,264
Applications Software — 0.9%
Microsoft Corp.	43,517	1,103,591
Athletic Footwear — 0.2%
NIKE, Inc., Class B	3,750	283,875
Auto-Cars/Light Trucks — 0.9%
Ford Motor Co.†	44,835	668,490
General Motors Co.†	13,465	417,819
		1,086,309
Auto-Heavy Duty Trucks — 0.1%
PACCAR, Inc.	2,500	130,875
Banks-Commercial — 0.5%
Lloyds Banking Group PLC†	56,525	52,674
Regions Financial Corp.	10,803	78,430
Standard Chartered PLC	17,277	448,164
		579,268
Banks-Fiduciary — 0.1%
Bank of New York Mellon Corp.	1,786	53,348
State Street Corp.	1,928	86,644
		139,992
Banks-Super Regional — 0.7%
Capital One Financial Corp.	3,437	178,587
Fifth Third Bancorp	9,132	126,752
PNC Financial Services Group, Inc.	2,155	135,743
SunTrust Banks, Inc.	2,655	76,570
US Bancorp	4,021	106,275
Wells Fargo & Co.	6,383	202,341
		826,268
Beverages-Non-alcoholic — 0.3%
Coca-Cola Co.	2,655	176,159
PepsiCo, Inc.	2,774	178,674
		354,833
Brewery — 0.5%
Anheuser-Busch InBev NV	10,525	599,550
Casino Hotels — 0.3%
Boyd Gaming Corp.†	2,557	23,959
MGM Resorts International†	10,700	140,705

Security Description	Shares	Value (Note 3)
Casino Hotels (continued)
Wynn Resorts, Ltd.	1,055	$134,249
		298,913
Chemicals-Diversified — 0.6%
Celanese Corp., Series A	2,360	104,713
Dow Chemical Co.	4,502	169,951
E.I. du Pont de Nemours & Co.	1,771	97,352
Israel Chemicals, Ltd.	14,158	233,102
LyondellBasell Industries NV, Class A†	1,600	63,280
		668,398
Chemicals-Specialty — 0.1%
Albemarle Corp.	1,600	95,632
Commercial Services-Finance — 0.1%
Mastercard, Inc., Class A	296	74,509
Computers — 2.6%
Apple, Inc.†	8,252	2,875,409
Dell, Inc.†	9,331	135,393
Hewlett-Packard Co.	2,628	107,669
		3,118,471
Computers-Memory Devices — 0.2%
EMC Corp.†	6,690	177,619
Cosmetics & Toiletries — 0.2%
Colgate-Palmolive Co.	1,089	87,948
Procter & Gamble Co.	3,142	193,547
		281,495
Cruise Lines — 0.2%
Carnival Corp.	3,729	143,045
Royal Caribbean Cruises, Ltd.†	1,378	56,856
		199,901
Diversified Banking Institutions — 1.8%
Bank of America Corp.	95,312	1,270,509
Citigroup, Inc.†	29,400	129,948
Goldman Sachs Group, Inc.	2,166	343,246
JPMorgan Chase & Co.	6,677	307,810
Morgan Stanley	4,894	133,704
		2,185,217
Diversified Manufacturing Operations — 0.6%
Dover Corp.	1,600	105,184
Eaton Corp.	2,760	153,014
General Electric Co.	9,425	188,971
Honeywell International, Inc.	2,263	135,124
Parker Hannifin Corp.	766	72,525
		654,818
E-Commerce/Products — 0.0%
Amazon.com, Inc.†	100	18,013
E-Commerce/Services — 1.1%
eBay, Inc.†	42,045	1,305,077
Electric Products-Misc. — 0.1%
Emerson Electric Co.	2,185	127,670
Electric-Integrated — 0.2%
Dominion Resources, Inc.	1,575	70,402
NextEra Energy, Inc.	1,083	59,695
PG&E Corp.	1,200	53,016

Seasons Series Trust Multi-Managed Income/Equity Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Electric-Integrated (continued)
Progress Energy, Inc.	1,183	$54,584
		237,697
Electronic Components-Misc. — 0.4%
TE Connectivity, Ltd.	14,060	489,569
Electronic Components-Semiconductors — 0.3%
Broadcom Corp., Class A†	1,771	69,742
Intel Corp.	5,745	115,877
Micron Technology, Inc.†	10,803	123,802
Texas Instruments, Inc.	2,460	85,018
		394,439
Electronic Connectors — 0.2%
Amphenol Corp., Class A	5,350	290,986
Electronic Forms — 0.4%
Adobe Systems, Inc.†	15,161	502,739
Enterprise Software/Service — 0.7%
Oracle Corp.	23,501	784,228
Entertainment Software — 0.1%
Activision Blizzard, Inc.	9,471	103,897
Finance-Investment Banker/Broker — 0.5%
Charles Schwab Corp.	32,541	586,714
Finance-Other Services — 0.4%
CME Group, Inc.	1,535	462,879
Food-Misc. — 0.0%
Kellogg Co.	985	53,170
Gold Mining — 0.1%
Newmont Mining Corp.	1,800	98,244
Hotels/Motels — 0.4%
Gaylord Entertainment Co.†	2,300	79,764
Hyatt Hotels Corp., Class A†	1,888	81,259
Marriott International, Inc., Class A	5,484	195,121
Starwood Hotels & Resorts Worldwide, Inc.	2,049	119,088
		475,232
Human Resources — 0.2%
Monster Worldwide, Inc.†	13,408	213,187
Independent Power Producers — 0.0%
GenOn Energy, Inc.†	175	667
Industrial Audio & Video Products — 0.0%
Dolby Laboratories, Inc., Class A†	1,089	53,590
Industrial Automated/Robotic — 0.4%
FANUC Corp.	3,500	529,755
Insurance-Life/Health — 0.6%
Prudential Financial, Inc.	2,171	133,690
Prudential PLC	51,067	578,777
		712,467
Insurance-Multi-line — 0.1%
MetLife, Inc.	2,646	118,356
Internet Infrastructure Software — 0.0%
Akamai Technologies, Inc.†	100	3,800
Investment Management/Advisor Services — 0.2%
Franklin Resources, Inc.	286	35,773
T. Rowe Price Group, Inc.	2,263	150,308
		186,081

Security Description	Shares	Value (Note 3)
Medical Information Systems — 0.0%
athenahealth, Inc.†	200	$9,026
Medical Products — 0.2%
Baxter International, Inc.	1,686	90,656
Johnson & Johnson	3,043	180,298
		270,954
Medical-Biomedical/Gene — 1.5%
Amgen, Inc.†	646	34,529
Celgene Corp.†	22,364	1,286,601
Gilead Sciences, Inc.†	965	40,954
Human Genome Sciences, Inc.†	3,881	106,533
Vertex Pharmaceuticals, Inc.†	6,875	329,519
		1,798,136
Medical-Drugs — 0.3%
Abbott Laboratories	954	46,794
Merck & Co., Inc.	2,214	73,084
Pfizer, Inc.	10,899	221,359
		341,237
Medical-HMO — 0.1%
WellPoint, Inc.	1,200	83,748
Medical-Hospitals — 0.0%
HCA Holdings, Inc.†	1,500	50,805
Metal Processors & Fabrication — 0.5%
Precision Castparts Corp.	4,433	652,449
Metal-Copper — 0.2%
Freeport-McMoRan Copper & Gold, Inc.	3,388	188,203
Motion Pictures & Services — 0.0%
DreamWorks Animation SKG, Inc., Class A†	900	25,137
Multimedia — 0.9%
News Corp., Class A	49,210	864,128
Time Warner, Inc.	2,685	95,854
Walt Disney Co.	3,534	152,280
		1,112,262
Networking Products — 0.1%
Cisco Systems, Inc.	3,966	68,017
Oil Companies-Exploration & Production — 0.7%
Apache Corp.	1,281	167,709
Continental Resources, Inc.†	1,378	98,486
Devon Energy Corp.	1,281	117,557
EOG Resources, Inc.	1,083	128,346
Occidental Petroleum Corp.	1,378	143,987
Petrohawk Energy Corp.†	1,380	33,865
Range Resources Corp.	789	46,125
Southwestern Energy Co.†	1,575	67,678
		803,753
Oil Companies-Integrated — 1.3%
BG Group PLC	12,514	311,362
BP PLC ADR	691	30,501
Chevron Corp.	1,969	211,530
Exxon Mobil Corp.	3,142	264,337
Hess Corp.	2,948	251,199
Marathon Oil Corp.	788	42,008
Petroleo Brasileiro SA ADR	7,221	291,945

Seasons Series Trust Multi-Managed Income/Equity Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Oil Companies-Integrated (continued)
Suncor Energy, Inc.	3,813	$170,975
		1,573,857
Oil-Field Services — 0.4%
Schlumberger, Ltd.	4,426	412,769
Weatherford International, Ltd.†	3,240	73,224
		485,993
Pharmacy Services — 0.8%
Express Scripts, Inc.†	3,536	196,637
Medco Health Solutions, Inc.†	12,433	698,237
		894,874
Real Estate Investment Trusts — 0.1%
Host Hotels & Resorts, Inc.	7,103	125,084
Real Estate Operations & Development — 0.2%
Hang Lung Properties, Ltd.	45,000	196,405
Rental Auto/Equipment — 0.1%
Hertz Global Holdings, Inc.†	8,000	125,040
Retail-Apparel/Shoe — 0.6%
Limited Brands, Inc.	19,950	655,956
Retail-Building Products — 0.0%
Home Depot, Inc.	1,548	57,369
Retail-Consumer Electronics — 0.0%
Best Buy Co., Inc.	860	24,699
Retail-Discount — 0.2%
Target Corp.	3,234	161,732
Wal-Mart Stores, Inc.	1,281	66,676
		228,408
Retail-Drug Store — 0.1%
CVS Caremark Corp.	2,558	87,791
Retail-Jewelry — 0.4%
Cie Financiere Richemont SA, Class A	7,994	461,711
Retail-Major Department Stores — 0.0%
J.C. Penney Co., Inc.	1,451	52,105
Retail-Regional Department Stores — 0.1%
Kohl's Corp.	668	35,431
Macy's, Inc.	3,075	74,599
		110,030
Retail-Restaurants — 0.1%
Darden Restaurants, Inc.	1,575	77,380
Retail-Sporting Goods — 0.2%
Dick's Sporting Goods, Inc.†	6,490	259,470
Semiconductor Components-Integrated Circuits — 0.0%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	26	317
Software Tools — 0.2%
VMware, Inc., Class A†	2,263	184,525
Steel-Producers — 0.2%
Reliance Steel & Aluminum Co.	1,000	57,780
United States Steel Corp.	2,268	122,336
		180,116
Telecom Equipment-Fiber Optics — 0.1%
Corning, Inc.	3,828	78,972

Security Description	Shares/ Principal Amount(19)	Value (Note 3)
Telephone-Integrated — 0.3%
AT&T, Inc.	4,262	$130,417
CenturyLink, Inc.	3,000	124,650
Verizon Communications, Inc.	2,166	83,478
		338,545
Tobacco — 0.0%
Altria Group, Inc.	2,068	53,830
Transport-Rail — 0.2%
Union Pacific Corp.	2,849	280,142
Transport-Services — 1.1%
C.H. Robinson Worldwide, Inc.	6,475	479,992
United Parcel Service, Inc., Class B	11,180	830,897
		1,310,889
Vitamins & Nutrition Products — 0.4%
Mead Johnson Nutrition Co.	7,695	445,771
Web Portals/ISP — 1.2%
Google, Inc., Class A†	2,159	1,265,628
Yahoo!, Inc.†	10,731	178,671
		1,444,299
Wireless Equipment — 0.7%
Crown Castle International Corp.†	14,525	618,039
QUALCOMM, Inc.	4,212	230,944
		848,983
Total Common Stock (cost $29,159,952)		37,572,750
PREFERRED STOCK — 0.4%
Banks-Super Regional — 0.1%
US Bancorp FRS 7.19%	52	44,201
Wachovia Capital Trust IX 6.38%	2,050	51,352
		95,553
Diversified Banking Institutions — 0.1%
Ally Financial, Inc. 7.00%*	52	48,386
Goldman Sachs Group, Inc. 6.13%	3,400	82,790
HSBC Holdings PLC 8.00%	900	24,552
		155,728
Diversified Financial Services — 0.1%
General Electric Capital Corp. 5.50%(13)	2,682	69,625
Finance-Investment Banker/Broker — 0.0%
JP Morgan Chase Capital XXIX 6.70%	1,800	45,864
Finance-Mortgage Loan/Banker — 0.0%
Federal Home Loan Mgt. Corp. FRS 8.38%†	900	1,530
Special Purpose Entity — 0.1%
Structured Repackaged Asset-Backed Trust Securities FRS 3.00%	5,600	116,760
Total Preferred Stock (cost $499,014)		485,060

Seasons Series Trust Multi-Managed Income/Equity Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
ASSET BACKED SECURITIES — 11.3%
Diversified Financial Services — 11.3%
AH Mortgage Advance Trust, Series 2010-ADV, Class A1 3.97% due 08/06/22*	$100,000	$100,250
AmeriCredit Automobile Receivables Trust, Series2010-3, Class C 3.34% due 04/08/16	95,000	95,139
AmeriCredit Automobile Receivables Trust, Series 2010-A, Class A3 3.51% due 07/06/17	340,000	351,297
AmeriCredit Automobile Receivables Trust, Series 2010-2, Class C 4.52% due 10/08/15	70,000	72,610
AmeriCredit Automobile Receivables Trust, Series 2010-1, Class C 5.19% due 08/17/15	75,000	79,778
Avis Budget Rental Car Funding AESOP LLC, Series 2010-3A, Class A 4.64% due 05/20/16*	175,000	186,712
Avis Budget Rental Car Funding AESOP LLC, Series 2009-2A, Class A 5.68% due 02/20/14*	305,000	325,825
Bear Stearns Adjustable Rate Mtg. Trust, VRS Series 2005-12, Class 12A1 2.88% due 02/25/36(4)	367,191	265,703
Bear Stearns Commercial Mtg. Securities, Inc., Series 2006-PW14, Class A4 5.20% due 12/11/38(5)	80,000	84,364
Bear Stearns Commercial Mtg. Securities, Inc., VRS Series 2007-PW16, Class A4 5.91% due 06/11/40(5)	305,000	328,881
Capital One Auto Finance Trust, FRS Series 2006-C, Class A4 0.29% due 05/15/13	65,621	65,396
Citigroup Mtg. Loan Trust, Inc., FRS Series 2006-AR1, Class 3A1 2.65% due 03/25/36(4)	236,280	172,508
Commercial Mtg., Pass Through Certs., Series 2010-C1, Class A3 4.21% due 07/10/46*(5)	125,000	122,058
Commercial Mtg. Pass Through Certs., VRS Series 2006-C7, Class A4 5.95% due 06/10/46(5)	700,000	764,234
Countrywide Alternative Loan Trust, FRS Series 2006-OC11, Class 2A2A 0.42% due 01/25/37(4)	258,934	153,040

Security Description	Principal Amount(19)	Value (Note 3)
Diversified Financial Services (continued)
Countrywide Home Loan Mtg. Pass Through Trust, Series 2005-29, Class A1 5.75% due 12/25/35(4)	$210,451	$185,922
Countrywide Home Loan Mtg. Pass Through Trust, Series 2006-14, Class A3 6.25% due 09/25/36(4)	76,969	76,118
Credit Suisse Mtg. Capital Certs., Series 2006-C4, Class A3 5.47% due 09/15/39(5)	245,000	259,388
CW Capital Cobalt, Ltd., Series 2006-C1, Class A4 5.22% due 08/15/48(5)	245,000	254,140
Entergy Arkansas Restoration Funding LLC Series 2010A, Class A1 2.30% due 08/01/21	250,000	244,475
First Horizon Alternative Mtg. Securities, FRS Series 2005-AA3, Class 3A1 2.48% due 05/25/35(4)	289,756	238,345
GS Mtg. Securities Corp. II, VRS 2010-C2, Class A2 5.16% due 12/10/43*(5)	240,000	249,225
GS Mtg. Securities Corp. II, VRS Series 2004-GG2, Class A6 5.40% due 08/10/38(5)	600,000	642,697
GS Mtg. Securities Corp. II, VRS Series 2006-GG6, Class A4 5.55% due 04/10/38(5)	550,000	589,842
GS Mtg. Securities Corp. II Series 2006-GG8, Class AM 5.59% due 11/10/39(5)	150,000	151,705
GS Mtg. Securities Corp. II, FRS Series 2007-EOP, Class L 6.42% due 03/06/20*(5)	180,000	164,416
GSR Mtg. Loan Trust, VRS Series 2006-AR1, Class 2A1 2.78% due 01/25/36(4)	153,331	128,715
GSR Mtg. Loan Trust, VRS Series 2006-AR2, Class 3A1 2.88% due 04/25/36(4)	25,069	18,362
GSR Mtg. Loan Trust, VRS Series 2005-AR2, Class 1A2 2.89% due 04/25/35(4)	115,871	94,793
GSR Mtg. Loan Trust, VRS Series 2007-AR1, Class 2A1 5.52% due 03/25/47(4)	87,656	65,244
Hertz Vehicle Financing LLC, Series 2009-2A, Class A1 4.26% due 03/25/14*	175,000	183,350
Impac CMB Trust, FRS Series 2005-4, Class 1A1A 0.79% due 06/25/35(4)	184,046	143,879
JP Morgan Chase Commercial Mtg. Securities Corp., VRS Series 2010-RR1, Class WBB 5.74% due 06/20/49*(5)	1,000,000	1,009,172

Seasons Series Trust Multi-Managed Income/Equity Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
ASSET BACKED SECURITIES (continued)
Diversified Financial Services (continued)
JP Morgan Chase Commercial Mtg. Securities Corp.,VRS Series 2007-CB20, Class A4 5.79% due 02/12/51(5)	$240,000	$258,512
LB-UBS Commercial Mtg. Trust, Series 2005-C5, Class A2 4.89% due 09/15/30(5)	393,648	395,147
LB-UBS Commercial Mtg. Trust, VRS Series2008-C1, Class A2 6.31% due 04/15/41(5)	290,000	319,522
Merrill Lynch Mtg. Investors Trust, VRS Series 2005-A2, Class A2 2.64% due 02/25/35(4)	81,795	77,133
Merrill Lynch Mtg. Investors Trust, VRS Series 2005-A1, Class 2A1 2.83% due 12/25/34(4)	157,329	156,266
Merrill Lynch Mtg. Trust, VRS Series 2005-CIP1, Class A4 5.05% due 07/12/38(5)	650,000	692,847
Merrill Lynch Mtg. Trust, VRS Series 2005-CIP1, Class AM 5.11% due 07/12/38(5)	245,000	254,320
Merrill Lynch/Countrywide Commercial Mtg. Trust, VRS Series 2007-8, Class AM 6.16% due 08/12/49(5)	250,000	251,009
Morgan Stanley Capital I, Series 2005-HQ6, Class A4A 4.99% due 08/13/42(5)	190,000	202,587
Morgan Stanley Capital I, VRS Series 2007-T25, Class A3 5.51% due 11/12/49(5)	195,000	209,652
Morgan Stanley Mtg. Loan Trust, Series 2007-12, Class 3A22 6.00% due 08/25/37(4)	157,769	139,672
MortgageIT Trust, FRS Series 2005-4, Class A1 0.53% due 10/25/35(4)	415,561	319,905
Navistar Financial Corp. Owner Trust, Series 2010-A, Class B 4.17% due 10/20/14*	180,000	186,477
OBP Depositor LLC Trust, Series 2010-OBP, Class A 4.65% due 07/15/45*(5)	190,000	192,927
Residential Asset Securities Corp., FRS Series 2006-EMX3, Class A2 0.43% due 04/25/36	148,635	114,574
Santander Drive Auto Receivables Trust, Series 2010-2, Class C 3.89% due 07/17/17	25,000	25,680
Sequoia Mtg. Trust, VRS Series 2007-1, Class 2A1 5.19% due 02/20/47(4)	260,931	223,090

Security Description	Principal Amount(19)	Value (Note 3)
Diversified Financial Services (continued)
Sierra Receivables Funding Co. LLC, Series 2010-3A, Class A 3.51% due 11/20/25*	$203,234	$203,915
Sierra Receivables Funding Co. LLC, Series 2009-2A 4.52% due 08/20/26*	47,950	48,040
USAA Auto Owner Trust, Series 2008-1, Class A4 4.50% due 10/15/13	258,874	263,490
Wells Fargo Mtg. Backed Securities Trust, FRS Series 2005-AR2, Class 2A2 2.74% due 03/25/35(4)	325,039	293,232
Wells Fargo Mtg. Backed Securities Trust, FRS Series 2004-BB, Class A2 2.75% due 01/25/35(4)	431,720	394,598
Wells Fargo Mtg. Backed Securities Trust, FRS Series 2006-AR14, Class 2A1 5.37% due 10/25/36(4)	165,510	133,137
WF-RBS Commercial Mtg. Trust, VRS Series 2011-C2, Class XA 1.38% due 02/15/44*(1)(5)	1,000,000	61,686
WF-RBS Commercial Mtg. Trust, VRS Series 2011-C2, Class A4 4.87% due 02/15/44*(5)	225,000	230,177
Total Asset Backed Securities (cost $13,298,292)		13,515,178
CONVERTIBLE BONDS & NOTES — 0.0%
Telecom Services — 0.0%
ICO North America, Inc. Senior Sec. Notes 7.50% due 08/15/09†(2)(3)(6)(7)(8) (cost $10,000)	10,000	12,100
U.S. CORPORATE BONDS & NOTES — 22.1%
Advertising Agencies — 0.2%
Interpublic Group of Cos., Inc. Senior Notes 6.25% due 11/15/14	185,000	202,112
Interpublic Group of Cos., Inc. Senior Notes 10.00% due 07/15/17	50,000	59,500
		261,612
Advertising Services — 0.0%
Visant Corp. Company Guar. Notes 10.00% due 10/01/17	10,000	10,800
Aerospace/Defense — 0.0%
Esterline Technologies Corp. Company Guar. Notes 7.00% due 08/01/20	20,000	20,925
Spirit Aerosystems, Inc. Company Guar. Notes 7.50% due 10/01/17	12,000	12,900
		33,825

Seasons Series Trust Multi-Managed Income/Equity Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Aerospace/Defense-Equipment — 0.0%
BE Aerospace, Inc. Senior Notes 6.88% due 10/01/20	$25,000	$25,875
Agricultural Chemicals — 0.0%
Incitec Pivot Finance LLC Company Guar. Notes 6.00% due 12/10/19*	8,000	8,383
Agricultural Operations — 0.2%
Archer-Daniels-Midland Co. Senior Notes 4.48% due 03/01/21	15,000	15,191
Archer-Daniels-Midland Co. Senior Bonds 5.77% due 03/01/41	15,000	15,358
Cargill, Inc. Senior Notes 5.60% due 09/15/12*	185,000	196,836
		227,385
Airlines — 0.4%
Continental Airlines, Inc. Pass Through Certs. Series 1998-1, Class A 6.65% due 03/15/19	32,015	33,696
Continental Airlines, Inc. Pass Through Certs. Series 2007-1, Class B 6.90% due 04/19/22	68,760	69,276
Continental Airlines, Inc. Pass Through Certs. Series 2009-2, Class A 7.25% due 11/10/19	82,652	89,264
Delta Air Lines, Inc. Senior Sec. Notes 9.50% due 09/15/14*	37,000	39,312
Southwest Airlines Co. Pass Through Certs. Series 2007-1, Class A 6.15% due 08/01/22	160,084	173,691
US Airways Pass Through Trust Series 2010-1, Class A 6.25% due 04/22/23	25,000	24,594
		429,833
Auto-Cars/Light Trucks — 0.1%
Ford Motor Co. Senior Notes 7.45% due 07/16/31	110,000	119,087
Auto-Heavy Duty Trucks — 0.0%
Navistar International Corp. Company Guar. Notes 8.25% due 11/01/21	35,000	38,806
Auto/Truck Parts & Equipment-Original — 0.1%
Cooper-Standard Automotive, Inc. Company Guar. Notes 8.50% due 05/01/18	15,000	16,050

Security Description	Principal Amount(19)	Value (Note 3)
Auto/Truck Parts & Equipment-Original — 0.1%
Dana Holding Corp. Senior Notes 6.75% due 02/15/21	$25,000	$25,000
Johnson Controls, Inc. Senior Notes 5.70% due 03/01/41	15,000	15,019
Lear Corp. Company Guar. Notes 7.88% due 03/15/18	5,000	5,438
Lear Corp. Company Guar. Notes 8.13% due 03/15/20	15,000	16,500
Tenneco, Inc. Company Guar. Notes 8.13% due 11/15/15	30,000	32,100
		110,107
Banks-Commercial — 0.7%
BB&T Corp. Senior Notes 3.20% due 03/15/16	25,000	24,829
Branch Banking & Trust Co. FRS Sub. Notes 0.61% due 05/23/17	21,000	19,068
CIT Group, Inc. Senior Sec. Notes 7.00% due 05/01/15	45,000	45,394
CIT Group, Inc. Senior Sec. Notes 7.00% due 05/01/17	11,811	11,826
Credit Suisse New York Sub. Notes 6.00% due 02/15/18	316,000	335,624
First Horizon National Corp. Senior Notes 5.38% due 12/15/15	25,000	26,119
KeyBank NA Sub. Notes 7.41% due 10/15/27	10,000	11,325
National City Bank Sub. Notes 5.80% due 06/07/17	250,000	273,371
Regions Bank Sub. Notes 7.50% due 05/15/18	15,000	15,856
Regions Financial Corp. Senior Notes 5.75% due 06/15/15	25,000	25,469
US Bank NA FRS Sub. Notes 3.78% due 04/29/20	30,000	30,551
		819,432
Banks-Fiduciary — 0.1%
State Street Capital Trust IV FRS Ltd. Guar. Notes 1.31% due 06/01/67	82,000	67,662
Banks-Money Center — 0.1%
Chase Capital III FRS Ltd. Guar. Notes 0.86% due 03/01/27	37,000	31,127

Seasons Series Trust Multi-Managed Income/Equity Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Banks-Money Center (continued)
NB Capital Trust IV Ltd. Guar. Notes 8.25% due 04/15/27	$85,000	$87,338
		118,465
Banks-Mortgage — 0.0%
Provident Funding Associates LP Senior Sec. Notes 10.25% due 04/15/17*	40,000	44,600
Banks-Super Regional — 1.1%
BAC Capital Trust XI Ltd. Guar. Notes 6.63% due 05/23/36	205,000	200,467
BAC Capital Trust XIII FRS Ltd. Guar. Notes 0.71% due 03/15/12(9)	82,000	57,528
BAC Capital Trust XV FRS Ltd. Guar. Notes 1.11% due 06/01/56	20,000	13,833
Bank of America NA Sub. Notes 5.30% due 03/15/17	29,000	29,773
Capital One Financial Corp. Sub. Notes 6.15% due 09/01/16	25,000	27,377
Fifth Third Bancorp Senior Notes 3.63% due 01/25/16	122,000	121,893
Huntington Bancshares, Inc. Sub. Notes 7.00% due 12/15/20	15,000	16,560
JPMorgan Chase Bank NA Sub. Notes 5.88% due 06/13/16	16,000	17,618
KeyCorp Senior Notes 5.10% due 03/24/21	12,000	11,926
PNC Preferred Funding Trust II FRS Jr. Sub. Bonds 6.11% due 03/15/12*(9)	33,000	27,555
SunTrust Banks, Inc. Senior Notes 3.60% due 04/15/16	120,000	119,284
SunTrust Banks, Inc. Senior Notes 6.00% due 09/11/17	15,000	16,513
SunTrust Banks, Inc. Sub. Notes 6.00% due 02/15/26	4,000	3,867
Wachovia Capital Trust III FRS Ltd. Guar. Notes 5.57% due 05/16/11(9)	25,000	22,938
Wachovia Corp. FRS Senior Notes 0.58% due 06/15/17	25,000	23,973
Wachovia Corp. Senior Notes 5.75% due 02/01/18	445,000	490,233

Security Description	Principal Amount(19)	Value (Note 3)
Banks-Super Regional (continued)
Wells Fargo & Co. FRS Senior Notes 0.50% due 10/28/15	$28,000	$27,367
Wells Fargo & Co. Notes 4.60% due 04/01/21	33,000	32,634
Wells Fargo & Co. FRS Jr. Sub. Bonds 7.98% due 03/15/18(9)	20,000	21,900
		1,283,239
Beverages-Wine/Spirits — 0.1%
Constellation Brands, Inc. Company Guar. Notes 7.25% due 09/01/16	10,000	10,812
Constellation Brands, Inc. Company Guar. Notes 7.25% due 05/15/17	40,000	43,400
		54,212
Brewery — 0.2%
Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 3.63% due 04/15/15	125,000	129,336
Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 7.75% due 01/15/19	100,000	123,031
		252,367
Broadcast Services/Program — 0.4%
Clear Channel Communications, Inc. Company Guar. Notes 9.00% due 03/01/21*	25,000	24,937
Clear Channel Communications, Inc. Company Guar. Notes 10.75% due 08/01/16	7,000	6,668
Discovery Communications LLC Company Guar. Notes 3.70% due 06/01/15	160,000	165,290
Liberty Media LLC Senior Notes 8.25% due 02/01/30	35,000	34,037
Nexstar Broadcasting, Inc./ Mission Broadcasting, Inc. Sec. Notes 8.88% due 04/15/17	11,000	11,907
Turner Broadcasting, Inc. Company Guar. Notes 8.38% due 07/01/13	160,000	182,387
		425,226
Building Products-Wood — 0.1%
Masco Corp. Senior Notes 6.13% due 10/03/16	30,000	30,770
Masco Corp. Bonds 6.50% due 08/15/32	25,000	22,557
		53,327

Seasons Series Trust Multi-Managed Income/Equity Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Building-Residential/Commercial — 0.1%
Beazer Homes USA, Inc. Senior Notes 9.13% due 05/15/19*	$25,000	$25,281
K. Hovnanian Enterprises, Inc. Senior Sec. Notes 10.63% due 10/15/16	15,000	15,938
Standard Pacific Corp. Sec. Notes 8.38% due 05/15/18	15,000	15,581
		56,800
Cable/Satellite TV — 0.8%
AT&T Broadband Company Guar. Notes 8.38% due 03/15/13	200,000	225,404
COX Communications, Inc. Senior Notes 5.45% due 12/15/14	130,000	143,479
COX Communications, Inc. Senior Notes 6.25% due 06/01/18*	75,000	83,626
COX Communications, Inc. Notes 7.13% due 10/01/12	15,000	16,283
CSC Holdings LLC Senior Notes 7.63% due 07/15/18	120,000	131,400
CSC Holdings LLC Senior Notes 8.63% due 02/15/19	15,000	17,175
DIRECTV Holdings LLC/ DIRECTV Financing Co., Inc. Company Guar. Notes 3.50% due 03/01/16	160,000	160,347
Echostar DBS Corp. Company Guar. Notes 7.13% due 02/01/16	10,000	10,675
Insight Communications Co., Inc. Senior Notes 9.38% due 07/15/18*	20,000	22,200
TCI Communications, Inc. Senior Bonds 7.13% due 02/15/28	15,000	17,014
Time Warner Cable, Inc. Company Guar. Notes 5.85% due 05/01/17	100,000	109,370
		936,973
Capacitors — 0.0%
Kemet Corp. Senior Sec. Notes 10.50% due 05/01/18	10,000	11,275
Casino Hotels — 0.1%
CityCenter Holdings LLC/ CityCenter Finance Corp. Sec. Notes 10.75% due 01/15/17*(10)	25,000	25,812
Harrah's Operating Co., Inc. Senior Sec. Notes 11.25% due 06/01/17	10,000	11,363

Security Description	Principal Amount(19)	Value (Note 3)
Casino Hotels (continued)
MGM Resorts International, Inc. Senior Sec. Notes 11.13% due 11/15/17	$12,000	$13,740
Turning Stone Resort Casino Enterprise Senior Notes 9.13% due 09/15/14*	15,000	15,450
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 1st. Mtg. Notes 7.75% due 08/15/20	15,000	15,900
		82,265
Cellular Telecom — 0.4%
Cellco Partnership/Verizon Wireless Capital LLC Senior Notes 5.55% due 02/01/14	120,000	131,765
Cellco Partnership/Verizon Wireless Capital LLC Senior Notes 8.50% due 11/15/18	160,000	205,570
Cricket Communications, Inc. Senior Sec. Notes 7.75% due 05/15/16	35,000	37,187
Cricket Communications, Inc. Company Guar. Notes 7.75% due 10/15/20	20,000	20,150
Nextel Communications, Inc. Company Guar. Notes 7.38% due 08/01/15	25,000	25,094
NII Capital Corp. Company Guar. Notes 7.63% due 04/01/21	25,000	25,562
Sprint Nextel Corp. Senior Bonds 6.00% due 12/01/16	10,000	10,038
		455,366
Chemicals-Diversified — 0.2%
Celanese US Holdings LLC Company Guar. Notes 6.63% due 10/15/18*	5,000	5,150
Dow Chemical Co. Senior Notes 4.25% due 11/15/20	110,000	105,054
EI du Pont de Nemours & Co. FRS Senior Notes 0.73% due 03/25/14	15,000	15,031
PPG Industries, Inc. Senior Notes 1.90% due 01/15/16	5,000	4,737
PPG Industries, Inc. Senior Notes 3.60% due 11/15/20	22,000	20,714
PPG Industries, Inc. Senior Notes 5.50% due 11/15/40	9,000	8,769

Seasons Series Trust Multi-Managed Income/Equity Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Chemicals-Diversified (continued)
Solutia, Inc. Company Guar. Notes 7.88% due 03/15/20	$15,000	$16,275
		175,730
Chemicals-Specialty — 0.2%
Cytec Industries, Inc. Senior Notes 4.60% due 07/01/13	94,000	99,171
Eastman Chemical Co. Debentures 7.25% due 01/15/24	38,000	44,080
Huntsman International LLC Company Guar. Notes 8.63% due 03/15/21*	10,000	10,900
Lubrizol Corp. Company Guar. Bonds 6.50% due 10/01/34	15,000	16,358
Nalco Co. Senior Notes 6.63% due 01/15/19*	20,000	20,575
		191,084
Coal — 0.2%
Arch Coal, Inc. Company Guar. Notes 8.75% due 08/01/16	20,000	22,350
Consol Energy, Inc. Company Guar. Notes 8.00% due 04/01/17	10,000	10,950
Consol Energy, Inc. Company Guar. Notes 8.25% due 04/01/20	27,000	29,936
Foresight Energy LLC/Foresight Energy Corp. Company Guar. Notes 9.63% due 08/15/17*	15,000	16,144
James River Escrow, Inc. Senior Notes 7.88% due 04/01/19*	25,000	25,875
Patriot Coal Corp. Company Guar. Notes 8.25% due 04/30/18	28,000	29,820
Peabody Energy Corp. Company Guar. Notes 6.50% due 09/15/20	56,000	60,060
		195,135
Commercial Services — 0.0%
Ceridian Corp. Company Guar. Notes 11.25% due 11/15/15	30,000	31,200
Commercial Services-Finance — 0.0%
Moody's Corp. Senior Notes 5.50% due 09/01/20	4,000	4,057
Computer Services — 0.1%
Affiliated Computer Services, Inc. Senior Notes 5.20% due 06/01/15	17,000	18,332

Security Description	Principal Amount(19)	Value (Note 3)
Computer Services (continued)
Compucom Systems, Inc. Senior Sub. Notes 12.50% due 10/01/15*	$15,000	$16,219
International Business Machines Corp. Senior Notes 6.22% due 08/01/27	40,000	46,029
		80,580
Computers-Memory Devices — 0.0%
Spansion LLC Company Guar. Notes 7.88% due 11/15/17*	10,000	10,175
Computers-Periphery Equipment — 0.0%
CDW Escrow Corp. Senior Notes 8.50% due 04/01/19*	25,000	25,031
Consulting Services — 0.0%
FTI Consulting, Inc. Company Guar. Notes 6.75% due 10/01/20*	30,000	30,375
Consumer Products-Misc. — 0.0%
American Achievement Corp. Senior Sec. Notes 10.88% due 04/15/16*	25,000	24,563
Kimberly-Clark Corp. Senior Notes 5.30% due 03/01/41	6,000	6,062
Reynolds Group Issuer, Inc./ Reynolds Group Issuer LLC Company Guar. Notes 9.00% due 04/15/19*	10,000	10,350
		40,975
Containers-Metal/Glass — 0.2%
Ball Corp. Company Guar. Notes 6.75% due 09/15/20	55,000	57,475
Ball Corp. Company Guar. Notes 7.13% due 09/01/16	15,000	16,406
Ball Corp. Company Guar. Notes 7.38% due 09/01/19	21,000	22,732
Crown Americas LLC/Crown Americas Capital Corp. II Company Guar. Notes 7.63% due 05/15/17	50,000	54,625
Crown Cork & Seal Co., Inc. Senior Notes 7.38% due 12/15/26	8,000	7,890
Owens-Brockway Glass Container, Inc. Company Guar. Notes 7.38% due 05/15/16	55,000	60,294
		219,422
Containers-Paper/Plastic — 0.0%
Berry Plastics Corp. Senior Sec. Notes 9.50% due 05/15/18	7,000	6,965

Seasons Series Trust Multi-Managed Income/Equity Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Containers-Paper/Plastic (continued)
Rock-Tenn Co. Company Guar. Notes 9.25% due 03/15/16	$20,000	$22,000
		28,965
Cosmetics & Toiletries — 0.0%
Revlon Consumer Products Corp. Senior Sec. Notes 9.75% due 11/15/15	15,000	16,238
Decision Support Software — 0.0%
PGS Solutions Company Guar. Notes 9.63% due 02/15/15	25,000	24,875
Dialysis Centers — 0.0%
DaVita, Inc. Company Guar. Notes 6.63% due 11/01/20	20,000	20,250
Distribution/Wholesale — 0.0%
American Tire Distributors, Inc. Senior Sec. Notes 9.75% due 06/01/17	15,000	16,500
McJunkin Red Man Corp. Senior Sec. Notes 9.50% due 12/15/16*	25,000	25,312
		41,812
Diversified Banking Institutions — 2.6%
Bank of America Corp. FRS Senior Notes 1.72% due 01/30/14	15,000	15,245
Bank of America Corp. Sub. Notes 5.25% due 12/01/15	80,000	83,913
Bank of America Corp. Sub. Notes 5.42% due 03/15/17	101,000	103,109
Bank of America Corp. Senior Notes 5.65% due 05/01/18	35,000	36,578
Bank of America Corp. Senior Notes 5.88% due 01/05/21	25,000	26,104
Bank of America Corp. Senior Notes 6.50% due 08/01/16	49,000	54,225
Bank of America Corp. FRS Jr. Sub. Notes 8.00% due 01/30/18(9)	45,000	48,392
Citigroup, Inc. Senior Notes 4.59% due 12/15/15	61,000	63,077
Citigroup, Inc. Sub. Notes 5.00% due 09/15/14	53,000	55,343
Citigroup, Inc. Senior Bonds 5.50% due 08/27/12	140,000	147,506

Security Description	Principal Amount(19)	Value (Note 3)
Diversified Banking Institutions (continued)
Citigroup, Inc. Sub. Notes 6.00% due 10/31/33	$20,000	$19,098
Citigroup, Inc. Sub. Notes 6.13% due 08/25/36	100,000	95,360
Citigroup, Inc. Senior Notes 6.50% due 08/19/13	175,000	191,337
Goldman Sachs Group, Inc. Senior Notes 3.63% due 02/07/16	75,000	74,291
Goldman Sachs Group, Inc. Senior Notes 3.70% due 08/01/15	195,000	196,439
Goldman Sachs Group, Inc. Sub. Notes 5.63% due 01/15/17	186,000	196,009
Goldman Sachs Group, Inc. Senior Notes 5.95% due 01/18/18	24,000	25,771
Goldman Sachs Group, Inc. Sub. Notes 5.95% due 01/15/27	125,000	125,619
Goldman Sachs Group, Inc. Senior Notes 6.25% due 02/01/41	111,000	110,540
JPMorgan Chase & Co. FRS Sub. Notes 1.54% due 09/01/15	42,000	42,000
JPMorgan Chase & Co. Senior Notes 3.45% due 03/01/16	70,000	69,750
JPMorgan Chase & Co. Senior Notes 4.25% due 10/15/20	200,000	191,142
JPMorgan Chase & Co. Sub. Notes 5.13% due 09/15/14	145,000	155,631
JPMorgan Chase & Co. Sub. Notes 6.13% due 06/27/17	34,000	36,999
JPMorgan Chase & Co. FRS Jr. Sub Notes 7.90% due 04/30/18(9)	20,000	21,882
JPMorgan Chase Capital XXII Ltd. Guar. Notes 6.45% due 01/15/87	200,000	201,280
JPMorgan Chase Capital XXIII FRS Ltd. Guar. Bonds 1.31% due 05/15/77	10,000	8,277
Morgan Stanley Sub. Notes 4.75% due 04/01/14	165,000	171,933
Morgan Stanley Senior Notes 5.55% due 04/27/17	59,000	62,059
Morgan Stanley Senior Notes 5.75% due 08/31/12	250,000	265,188

Seasons Series Trust Multi-Managed Income/Equity Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Diversified Banking Institutions (continued)
Morgan Stanley Senior Notes 5.75% due 01/25/21	$130,000	$131,208
Morgan Stanley Senior Notes 5.95% due 12/28/17	30,000	32,224
Nationsbank Corp. Sub. Notes 7.25% due 10/15/25	9,000	9,442
		3,066,971
Diversified Financial Services — 0.8%
Citigroup Capital XXI FRS Company Guar. Bonds 8.30% due 12/21/77	60,000	62,400
General Electric Capital Corp. Senior Notes 3.75% due 11/14/14	145,000	151,074
General Electric Capital Corp. Senior Notes 4.38% due 09/16/20	25,000	24,295
General Electric Capital Corp. Senior Notes 4.63% due 01/07/21	145,000	142,799
General Electric Capital Corp. Sub. Notes 5.30% due 02/11/21	125,000	126,959
General Electric Capital Corp. Senior Notes 5.63% due 05/01/18	90,000	97,301
General Electric Capital Corp. Senior Notes 5.88% due 01/14/38	43,000	42,453
General Electric Capital Corp. Senior Notes 6.00% due 06/15/12	145,000	153,545
General Electric Capital Corp. Senior Notes 6.15% due 08/07/37	68,000	69,517
General Electric Capital Corp. Senior Notes 6.88% due 01/10/39	30,000	33,480
		903,823
Diversified Manufacturing Operations — 0.1%
General Electric Co. Senior Notes 5.25% due 12/06/17	17,000	18,513
Harsco Corp. Senior Notes 2.70% due 10/15/15	33,000	32,460
		50,973
E-Commerce/Services — 0.0%
Expedia, Inc. Company Guar. Notes 8.50% due 07/01/16	15,000	16,312
NetFlix, Inc. Company Guar. Notes 8.50% due 11/15/17	20,000	22,525
		38,837

Security Description	Principal Amount(19)	Value (Note 3)
Electric-Distribution — 0.0%
Oglethorpe Power Corp. 1st. Mtg. Notes 5.38% due 11/01/40	$15,000	$14,067
Electric-Generation — 0.1%
AES Corp. Senior Notes 8.00% due 10/15/17	40,000	43,000
AES Corp. Senior Notes 8.00% due 06/01/20	80,000	86,400
Allegheny Energy Supply Co. LLC Senior Notes 6.75% due 10/15/39*	32,000	30,383
		159,783
Electric-Integrated — 1.0%
Ameren Energy Generating Co. Senior Notes 6.30% due 04/01/20	28,000	27,522
CenterPoint Energy Houston Electric LLC General Refunding Mtg. 7.00% due 03/01/14	65,000	73,712
Cleco Power LLC Senior Notes 6.00% due 12/01/40	16,000	15,279
Commonwealth Edison Co. 1st Mtg. Bonds 5.80% due 03/15/18	110,000	121,521
Dominion Resources, Inc. Senior Notes 5.25% due 08/01/33	48,000	51,878
Edison International Senior Notes 3.75% due 09/15/17	85,000	83,655
Entergy Corp. Senior Notes 3.63% due 09/15/15	125,000	123,703
Entergy Louisiana LLC 1st Mtg. Notes 4.80% due 05/01/21	24,000	23,709
Exelon Generation Co. LLC Senior Notes 5.75% due 10/01/41	16,000	14,677
FirstEnergy Corp. Senior Notes 7.38% due 11/15/31	15,000	16,248
Great Plains Energy, Inc. Senior Notes 2.75% due 08/15/13	15,000	15,187
Ipalco Enterprises, Inc. Senior Sec. Notes 7.25% due 04/01/16*	10,000	10,825
Mirant Mid-Atlantic LLC Pass Through Certs., Series B 9.13% due 06/30/17	22,361	24,317
Oncor Electric Delivery Co. LLC Senior Sec. Notes 7.00% due 09/01/22	25,000	28,754

Seasons Series Trust Multi-Managed Income/Equity Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Electric-Integrated (continued)
Progress Energy, Inc. Senior Notes 4.40% due 01/15/21	$240,000	$238,216
Progress Energy, Inc. Senior Notes 6.00% due 12/01/39	15,000	15,420
Southern Energy, Inc. Escrow Notes 7.90% due 07/15/09†(2)(3)	50,000	0
Teco Finance, Inc. Company Guar. Notes 6.57% due 11/01/17	12,000	13,633
Union Electric Co. Senior Sec. Notes 6.40% due 06/15/17	220,000	249,591
		1,147,847
Electric-Transmission — 0.1%
ITC Holdings Corp. Senior Notes 6.05% due 01/31/18*	145,000	158,471
Electronic Components-Misc. — 0.0%
Jabil Circuit, Inc. Senior Notes 5.63% due 12/15/20	21,000	20,869
Jabil Circuit, Inc. Senior Notes 7.75% due 07/15/16	15,000	17,025
Jabil Circuit, Inc. Senior Notes 8.25% due 03/15/18	1,000	1,135
		39,029
Electronic Components-Semiconductors — 0.0%
Freescale Semiconductor, Inc. Company Guar. Notes 9.13% due 12/15/14(10)	7,000	7,210
Freescale Semiconductor, Inc. Senior Sec. Notes 9.25% due 04/15/18*	5,000	5,475
Freescale Semiconductor, Inc. Senior Sec. Notes 10.13% due 03/15/18*	6,000	6,720
National Semiconductor Corp. Senior Notes 6.60% due 06/15/17	19,000	20,907
		40,312
Electronics-Military — 0.0%
L-3 Communications Corp. Company Guar. Notes 4.95% due 02/15/21	15,000	15,088
Enterprise Software/Service — 0.0%
Mantech International Corp. Company Guar. Notes 7.25% due 04/15/18	30,000	31,500
Finance-Auto Loans — 0.0%
Ford Motor Credit Co., LLC Senior Notes 5.75% due 02/01/21	34,000	33,575

Security Description	Principal Amount(19)	Value (Note 3)
Finance-Auto Loans (continued)
Ford Motor Credit Co., LLC Senior Notes 12.00% due 05/15/15	$6,000	$7,552
		41,127
Finance-Commercial — 0.0%
Textron Financial Corp. Senior Notes 5.40% due 04/28/13	29,000	30,495
Finance-Consumer Loans — 0.2%
SLM Corp. Senior Notes 5.63% due 08/01/33	75,000	64,121
SLM Corp. Senior Notes 6.25% due 01/25/16	96,000	100,080
SLM Corp. Senior Notes 8.00% due 03/25/20	35,000	38,150
SLM Corp. Senior Notes 8.45% due 06/15/18	15,000	16,800
		219,151
Finance-Credit Card — 0.0%
Capital One Capital III Ltd. Guar. Bonds 7.69% due 08/15/36	9,000	9,259
Finance-Investment Banker/Broker — 0.5%
Jefferies Group, Inc. Senior Notes 3.88% due 11/09/15	20,000	19,957
Lazard Group LLC Senior Notes 6.85% due 06/15/17	255,000	271,453
Lehman Brothers Holdings Capital Trust VII FRS Ltd. Guar. Notes 5.86% due 05/31/12†(8)(9)(11)	16,000	2
Lehman Brothers Holdings, Inc. Senior Notes 5.50% due 04/04/16†(8)(11)	19,000	4,869
Lehman Brothers Holdings, Inc. Sub. Notes 6.75% due 12/28/17†(8)(11)	21,000	2
Lehman Brothers Holdings, Inc. Sub. Notes 7.50% due 05/11/38†(8)(11)	26,000	2
Merrill Lynch & Co., Inc. Sub. Notes 6.05% due 05/16/16	26,000	27,479
Merrill Lynch & Co., Inc. Sub. Notes 6.22% due 09/15/26	100,000	99,427
Merrill Lynch & Co., Inc. Senior Notes 6.40% due 08/28/17	130,000	141,710
		564,901

Seasons Series Trust Multi-Managed Income/Equity Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Finance-Other Services — 0.2%
ERAC USA Finance LLC Company Guar. Notes 2.25% due 01/10/14*	$36,000	$35,913
ERAC USA Finance LLC Company Guar. Notes 2.75% due 07/01/13*	70,000	70,865
ERAC USA Finance LLC Company Guar. Notes 7.00% due 10/15/37*	60,000	65,372
SquareTwo Financial Corp. Senior Sec. Notes 11.63% due 04/01/17*	20,000	20,300
		192,450
Financial Guarantee Insurance — 0.0%
Assured Guaranty Municipal Holdings, Inc. FRS Company Guar. Notes 6.40% due 12/15/66*	50,000	32,750
Firearms & Ammunition — 0.0%
FGI Operating Co, Inc. Senior Sec. Notes 10.25% due 08/01/15	15,000	15,994
Food-Canned — 0.0%
Blue Merger Sub, Inc. Company Guar. Notes 7.63% due 02/15/19*	25,000	25,344
Food-Meat Products — 0.0%
Smithfield Foods, Inc. Senior Sec. Notes 10.00% due 07/15/14	30,000	35,325
Food-Misc. — 0.1%
Kraft Foods, Inc. Senior Notes 6.25% due 06/01/12	73,000	77,435
Kraft Foods, Inc. Senior Notes 6.50% due 02/09/40	51,000	54,472
		131,907
Food-Retail — 0.0%
Ahold Finance USA LLC Company Guar. Notes 6.88% due 05/01/29	20,000	21,913
Funeral Services & Related Items — 0.0%
Carriage Services, Inc. Company Guar. Notes 7.88% due 01/15/15	35,000	35,700
Gambling (Non-Hotel) — 0.0%
Downstream Development Authority Senior Sec. Notes 12.00% due 10/15/15*	20,000	21,100
Gas-Distribution — 0.1%
CenterPoint Energy, Inc. Senior Notes 6.50% due 05/01/18	85,000	95,448
KeySpan Gas East Corp. Senior Bonds 5.82% due 04/01/41*	30,000	30,004

Security Description	Principal Amount(19)	Value (Note 3)
Gas-Distribution (continued)
Sempra Energy FRS Senior Notes 1.07% due 03/15/14	$15,000	$15,074
Southern Union Co. Senior Notes 7.60% due 02/01/24	18,000	20,029
		160,555
Gas-Transportation — 0.0%
Sabine Pass LNG LP Senior Sec. Notes 7.25% due 11/30/13	15,000	15,338
Hazardous Waste Disposal — 0.0%
Clean Harbors, Inc. Senior Sec. Notes 7.63% due 08/15/16	9,000	9,551
Home Furnishings — 0.0%
Norcraft Cos., LP/Norcraft Finance Corp. Senior Sec. Notes 10.50% due 12/15/15	15,000	16,031
Independent Power Producers — 0.1%
Calpine Corp. Senior Sec. Notes 7.88% due 07/31/20*	25,000	26,562
Calpine Corp. Escrow Notes 8.75% due 07/15/13†(2)(3)	100,000	0
Dynegy-Roseton/Danskammer Pass Through Certs. Series B 7.67% due 11/08/16	13,000	12,285
GenOn Escrow Corp. Senior Notes 9.50% due 10/15/18*	10,000	10,400
NRG Energy, Inc. Company Guar. Notes 7.38% due 02/01/16	20,000	20,700
NRG Energy, Inc. Company Guar. Notes 7.38% due 01/15/17	20,000	20,850
NRG Energy, Inc. Company Guar. Notes 8.25% due 09/01/20*	30,000	31,200
		121,997
Insurance-Life/Health — 0.3%
Jefferson-Pilot Corp. Senior Notes 4.75% due 01/30/14	21,000	22,075
Nationwide Financial Services, Inc. Senior Notes 5.90% due 07/01/12	28,000	29,027
Pacific Life Insurance Co. Sub. Notes 9.25% due 06/15/39*	75,000	98,583
Protective Life Corp. Senior Notes 8.45% due 10/15/39	54,000	60,234

Seasons Series Trust Multi-Managed Income/Equity Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Insurance-Life/Health (continued)
Prudential Financial, Inc. Senior Notes 4.50% due 11/15/20	$29,000	$28,406
Symetra Financial Corp. Senior Notes 6.13% due 04/01/16*	70,000	72,745
		311,070
Insurance-Multi-line — 0.4%
Genworth Financial, Inc. Senior Notes 7.63% due 09/24/21	14,000	14,045
Hartford Financial Services Group, Inc. Senior Notes 5.38% due 03/15/17	80,000	82,877
Hartford Financial Services Group, Inc. FRS Jr. Sub. Debentures 8.13% due 06/15/68	57,000	62,415
Metropolitan Life Global Funding I Senior Sec. Notes 2.88% due 09/17/12*	40,000	40,789
Nationwide Mutual Insurance Co. Sub. Notes 9.38% due 08/05/39*	175,000	212,818
		412,944
Insurance-Mutual — 0.4%
Liberty Mutual Group, Inc. Senior Notes 5.75% due 03/15/14*	20,000	20,995
Liberty Mutual Group, Inc. Company Guar. Notes 7.80% due 03/07/87*	58,000	57,710
Liberty Mutual Insurance Co. Sub. Notes 7.70% due 10/15/97*	240,000	220,709
Massachusetts Mutual Life Insurance Co. Sub. Notes 8.88% due 06/01/39*	110,000	150,431
		449,845
Insurance-Property/Casualty — 0.6%
ACE Capital Trust II Ltd. Guar. Notes 9.70% due 04/01/30	210,000	264,600
Everest Reinsurance Holdings, Inc. FRS Jr. Sub. Bonds 6.60% due 05/15/67	260,000	247,000
W.R. Berkley Corp. Senior Notes 5.60% due 05/15/15	185,000	195,655
		707,255
Machinery-Farming — 0.1%
Case New Holland, Inc. Senior Notes 7.88% due 12/01/17*	51,000	56,674

Security Description	Principal Amount(19)	Value (Note 3)
Machinery-Farming (continued)
CNH America LLC Company Guar. Notes 7.25% due 01/15/16	$20,000	$21,850
		78,524
Medical Instruments — 0.0%
Accellent, Inc. Senior Sec. Notes 8.38% due 02/01/17	10,000	10,725
Medical Labs & Testing Services — 0.1%
Quest Diagnostics, Inc. FRS Company Guar. Notes 1.16% due 03/24/14	23,000	23,067
Quest Diagnostics, Inc. Company Guar. Notes 3.20% due 04/01/16	75,000	74,548
Quest Diagnostics, Inc. Company Guar. Notes 4.70% due 04/01/21	26,000	25,734
		123,349
Medical Products — 0.1%
Becton Dickinson and Co. Senior Notes 7.00% due 08/01/27	21,000	24,814
Fresenius U.S. Finance II Company Guar. Notes 9.00% due 07/15/15*	20,000	22,925
Universal Hospital Services, Inc. Senior Sec. Notes 8.50% due 06/01/15(10)	25,000	26,094
		73,833
Medical-Biomedical/Gene — 0.2%
Bio-Rad Laboratories, Inc. Senior Sub. Notes 8.00% due 09/15/16	10,000	11,075
Celgene Corp. Senior Notes 2.45% due 10/15/15	55,000	53,229
Genzyme Corp. Company Guar. Notes 3.63% due 06/15/15	15,000	15,583
Life Technologies Corp. Senior Notes 4.40% due 03/01/15	92,000	96,003
		175,890
Medical-HMO — 0.0%
CIGNA Corp. Senior Bonds 5.88% due 03/15/41	8,000	7,851
Medical-Hospitals — 0.3%
Capella Healthcare, Inc. Company Guar. Notes 9.25% due 07/01/17*	19,000	20,235
HCA, Inc. Senior Sec. Notes 7.25% due 09/15/20	10,000	10,700
HCA, Inc. Senior Notes 7.50% due 11/15/95	30,000	24,600

Seasons Series Trust Multi-Managed Income/Equity Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Medical-Hospitals (continued)
HCA, Inc. Senior Sec. Notes 8.50% due 04/15/19	$123,000	$136,530
Select Medical Corp. Company Guar. Notes 7.63% due 02/01/15	35,000	35,613
Tenet Healthcare Corp Senior Sec. Notes 8.88% due 07/01/19	65,000	74,100
Tenet Healthcare Corp. Senior Notes 9.25% due 02/01/15	50,000	55,062
		356,840
Medical-Wholesale Drug Distribution — 0.2%
Cardinal Health, Inc. Senior Notes 4.63% due 12/15/20	200,000	198,922
Metal-Aluminum — 0.1%
Alcoa, Inc. Senior Notes 6.15% due 08/15/20	90,000	95,105
Metal-Iron — 0.0%
Cliffs Natural Resources, Inc. Senior Notes 4.88% due 04/01/21	11,000	10,850
Cliffs Natural Resources, Inc. Senior Bonds 6.25% due 10/01/40	15,000	14,900
		25,750
MRI/Medical Diagnostic Imaging — 0.0%
Radnet Management, Inc. Company Guar. Notes 10.38% due 04/01/18	25,000	25,281
Multimedia — 1.2%
Historic TW, Inc. Company Guar. Notes 6.63% due 05/15/29	150,000	159,947
NBC Universal, Inc. Senior Notes 2.88% due 04/01/16*	25,000	24,423
NBC Universal, Inc. Senior Notes 3.65% due 04/30/15*	135,000	138,597
NBC Universal, Inc. Senior Notes 6.40% due 04/30/40*	21,000	21,561
News America, Inc. Company Guar. Bonds 6.15% due 02/15/41*	100,000	99,164
News America, Inc. Company Guar. Notes 6.20% due 12/15/34	30,000	30,172
News America, Inc. Company Guar. Notes 6.90% due 03/01/19	195,000	227,257

Security Description	Principal Amount(19)	Value (Note 3)
Multimedia (continued)
Time Warner Cos., Inc. Company Guar. Notes 6.95% due 01/15/28	$41,000	$44,905
Time Warner Entertainment Co. LP Company Guar. Notes 8.38% due 03/15/23	255,000	314,403
Time Warner, Inc. Company Guar. 3.15% due 07/15/15	35,000	35,446
Time Warner, Inc. Company Guar. Notes 4.75% due 03/29/21	15,000	14,901
Time Warner, Inc. Company Guar. Bonds 6.25% due 03/29/41	21,000	20,865
Viacom, Inc. Senior Notes 3.50% due 04/01/17	21,000	20,675
Viacom, Inc. Senior Notes 4.50% due 03/01/21	90,000	87,929
Viacom, Inc. Senior Notes 6.13% due 10/05/17	190,000	213,939
		1,454,184
Music — 0.0%
WMG Acquisition Corp. Senior Sec. Notes 9.50% due 06/15/16	15,000	15,863
Networking Products — 0.0%
Juniper Networks, Inc. Senior Notes 5.95% due 03/15/41	15,000	14,813
Non-Hazardous Waste Disposal — 0.1%
Allied Waste North America, Inc. Company Guar. Notes 6.88% due 06/01/17	37,000	40,330
Allied Waste North America, Inc. Company Guar. Notes 7.13% due 05/15/16	11,000	11,481
		51,811
Office Automation & Equipment — 0.3%
CDW LLC/CDW Finance Corp. Company Guar. Notes 11.00% due 10/12/15	25,000	27,125
Xerox Corp. Senior Notes 4.25% due 02/15/15	200,000	210,530
Xerox Corp. Senior Notes 8.25% due 05/15/14	60,000	70,142
		307,797
Oil Companies-Exploration & Production — 0.4%
Alta Mesa Holdings/Alta Mesa Finance Services Corp. Senior Notes 9.63% due 10/15/18*	10,000	10,150

Seasons Series Trust Multi-Managed Income/Equity Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Oil Companies-Exploration & Production (continued)
Anadarko Petroleum Corp. Notes 6.20% due 03/15/40	$65,000	$62,796
Anadarko Petroleum Corp. Senior Notes 6.95% due 06/15/19	55,000	61,740
Carrizo Oil & Gas, Inc. Company Guar. Notes 8.63% due 10/15/18*	15,000	15,900
Chaparral Energy, Inc. Company Guar. Notes 8.25% due 09/01/21*	15,000	15,450
Chesapeake Energy Corp. Company Guar. Notes 6.88% due 08/15/18	40,000	43,500
Chesapeake Energy Corp. Company Guar. Notes 6.88% due 11/15/20	15,000	16,200
Denbury Resources, Inc. Company Guar. Notes 6.38% due 08/15/21	5,000	5,125
EV Energy Partners LP / EV Energy Finance Corp. Company Guar. Notes 8.00% due 04/15/19*	15,000	15,262
Hilcorp Energy I LP/Hilcorp Finance Co. Senior Notes 7.63% due 04/15/21*	10,000	10,475
Hilcorp Energy I LP/Hilcorp Finance Co. Senior Notes 7.75% due 11/01/15*	10,000	10,350
Kerr-McGee Corp. Company Guar. Notes 7.88% due 09/15/31	58,000	66,159
Linn Energy LLC/Linn Energy Finance Corp. Senior Notes 8.63% due 04/15/20	25,000	27,750
Newfield Exploration Co. Senior Sub. Notes 7.13% due 05/15/18	15,000	16,125
Pioneer Natural Resources Co. Company Guar. Notes 5.88% due 07/15/16	55,000	57,904
Pioneer Natural Resources Co. Senior Notes 7.50% due 01/15/20	3,000	3,379
QEP Resources, Inc. Senior Notes 6.88% due 03/01/21	10,000	10,500
Range Resources Corp. Company Guar. Notes 7.50% due 10/01/17	15,000	15,975
SandRidge Energy, Inc. Company Guar. Notes 7.50% due 03/15/21*	20,000	20,750

Security Description	Principal Amount(19)	Value (Note 3)
Oil Companies-Exploration & Production (continued)
Union Pacific Resources Group, Inc. Senior Bonds 7.15% due 05/15/28	$36,000	$38,085
		523,575
Oil Field Machinery & Equipment — 0.0%
Dresser-Rand Group, Inc. Company Guar. Notes 6.50% due 05/01/21*	10,000	10,313
Oil Refining & Marketing — 0.1%
Valero Energy Corp. Senior Notes 4.50% due 02/01/15	65,000	68,401
Oil-Field Services — 0.0%
Exterran Holdings, Inc. Company Guar. Notes 7.25% due 12/01/18*	10,000	10,200
Helix Energy Solutions Group, Inc. Company Guar. Notes 9.50% due 01/15/16*	15,000	15,825
Key Energy Services, Inc. Company Guar. Notes 6.75% due 03/01/21	10,000	10,175
		36,200
Paper & Related Products — 0.2%
Clearwater Paper Corp. Company Guar. Notes 7.13% due 11/01/18*	25,000	26,188
Georgia-Pacific LLC Company Guar. Notes 5.40% due 11/01/20*	27,000	26,662
Georgia-Pacific LLC Company Guar. Notes 7.13% due 01/15/17*	85,000	90,206
Georgia-Pacific LLC Senior Notes 7.75% due 11/15/29	15,000	16,481
Mercer International, Inc. Company Guar. Notes 9.50% due 12/01/17*	40,000	43,800
Verso Paper Holdings LLC/ Verso Paper, Inc. Sec. Notes 8.75% due 02/01/19*	12,000	12,480
		215,817
Pharmacy Services — 0.1%
Express Scripts, Inc. Company Guar. Notes 6.25% due 06/15/14	90,000	99,986
Pipelines — 1.0%
CenterPoint Energy Resources Corp. Senior Notes 4.50% due 01/15/21*	65,000	63,717
Copano Energy LLC/Copano Energy Finance Corp. Company Guar. Notes 7.75% due 06/01/18	20,000	20,900
El Paso Corp. Senior Notes 6.88% due 06/15/14	10,000	11,170

Seasons Series Trust Multi-Managed Income/Equity Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Pipelines (continued)
El Paso Corp. Senior Notes 7.00% due 06/15/17	$85,000	$95,132
El Paso Natural Gas Co. Senior Notes 8.38% due 06/15/32	15,000	18,372
Energy Transfer Equity LP Company Guar. Notes 7.50% due 10/15/20	41,000	44,587
Energy Transfer Partners LP Senior Notes 7.50% due 07/01/38	51,000	58,988
Enterprise Products Operating LLC Company Guar. Notes 3.20% due 02/01/16	100,000	99,376
Enterprise Products Operating LLC Company Guar. Notes 5.95% due 02/01/41	30,000	29,180
Kinder Morgan Energy Partners LP Senior Notes 6.38% due 03/01/41	186,000	187,606
Kinder Morgan Finance Co., LLC Senior Sec. Notes 6.00% due 01/15/18*	21,000	21,761
MarkWest Energy Partners LP/ MarkWest Energy Finance Corp. Company Guar. Notes 8.75% due 04/15/18	10,000	10,900
NGPL PipeCo LLC Senior Notes 6.51% due 12/15/12*	190,000	203,535
Plains All American Pipeline LP/ PAA Finance Corp. Company Guar. Notes 5.00% due 02/01/21	75,000	75,223
Plains All American Pipeline LP/ PAA Finance Corp. Company Guar. Notes 5.63% due 12/15/13	40,000	43,602
Plains All American Pipeline LP/ PAA Finance Corp. Company Guar. Notes 6.50% due 05/01/18	21,000	23,607
Regency Energy Partners LP/ Regency Energy Finance Corp. Company Guar. Notes 9.38% due 06/01/16	20,000	22,750
Rockies Express Pipeline LLC Senior Notes 5.63% due 04/15/20*	95,000	94,435
		1,124,841
Printing-Commercial — 0.0%
Deluxe Corp. Senior Notes 7.38% due 06/01/15	30,000	31,087

Security Description	Principal Amount(19)	Value (Note 3)
Publishing-Books — 0.0%
TL Acquisitions, Inc. Senior Notes 10.50% due 01/15/15*	$15,000	$15,300
Real Estate Investment Trusts — 1.3%
BioMed Realty LP Company Guar. Notes 3.85% due 04/15/16	15,000	14,839
Brandywine Operating Partnership LP Company Guar. Notes 4.95% due 04/15/18	15,000	14,828
Brandywine Operating Partnership LP Company Guar. Notes 5.70% due 05/01/17	12,000	12,430
Brandywine Operating Partnership LP Company Guar. Notes 5.75% due 04/01/12	75,000	77,420
Brandywine Operating Partnership LP Company Guar. Notes 7.50% due 05/15/15	100,000	112,980
Duke Realty LP Senior Notes 6.75% due 03/15/20	55,000	61,306
DuPont Fabros Technology LP Company Guar. Notes 8.50% due 12/15/17	55,000	60,569
ERP Operating LP Senior Notes 5.38% due 08/01/16	120,000	130,496
HCP, Inc. Senior Notes 3.75% due 02/01/16	75,000	75,379
HCP, Inc. Senior Notes 5.38% due 02/01/21	21,000	21,207
Health Care Property Investors, Inc. Senior Notes 6.00% due 01/30/17	105,000	113,368
Health Care REIT, Inc. Senior Notes 5.25% due 01/15/22	125,000	121,958
Health Care REIT, Inc. Senior Bonds 6.50% due 03/15/41	15,000	14,484
Host Hotels & Resorts LP Company Guar. Notes 6.38% due 03/15/15	35,000	35,744
Host Hotels & Resorts LP Company Guar. Notes 6.75% due 06/01/16	45,000	46,406
Host Hotels & Resorts, Inc. Company Guar. Notes 6.00% due 11/01/20	20,000	19,650
Kimco Realty Corp. Senior Notes 5.58% due 11/23/15	180,000	194,379
Realty Income Corp. Senior Notes 6.75% due 08/15/19	110,000	125,516

Seasons Series Trust Multi-Managed Income/Equity Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Real Estate Investment Trusts (continued)
Simon Property Group LP Senior Notes 6.13% due 05/30/18	$55,000	$61,639
United Dominion Realty Trust, Inc. Senior Notes 6.05% due 06/01/13	175,000	186,018
		1,500,616
Real Estate Management/Services — 0.1%
AMB Property LP Company Guar. Notes 6.13% due 12/01/16	145,000	158,684
Real Estate Operations & Development — 0.2%
First Industrial LP Senior Notes 5.75% due 01/15/16	20,000	19,063
Regency Centers LP Company Guar. Notes 4.95% due 04/15/14	140,000	147,211
		166,274
Recycling — 0.0%
Aleris International, Inc. Escrow Notes 9.00% due 12/15/14†(2)(3)	25,000	3
Rental Auto/Equipment — 0.0%
RSC Equipment Rental, Inc./ RSC Holdings III LLC Senior Notes 8.25% due 02/01/21*	20,000	20,800
United Rentals North America, Inc. Company Guar. Notes 8.38% due 09/15/20	10,000	10,450
		31,250
Retail-Apparel/Shoe — 0.1%
Limited Brands, Inc. Senior Notes 6.90% due 07/15/17	35,000	37,537
Limited Brands, Inc. Company Guar. Notes 7.00% due 05/01/20	20,000	21,175
		58,712
Retail-Auto Parts — 0.1%
AutoZone, Inc. Senior Notes 4.00% due 11/15/20	130,000	120,624
Retail-Building Products — 0.0%
Home Depot, Inc. Senior Bonds 5.95% due 04/01/41	15,000	14,958
Retail-Discount — 0.0%
HSN, Inc. Company Guar. Notes 11.25% due 08/01/16	15,000	16,988
Retail-Drug Store — 0.2%
CVS Caremark Corp. Senior Notes 3.25% due 05/18/15	20,000	20,316

Security Description	Principal Amount(19)	Value (Note 3)
Retail-Drug Store (continued)
CVS Caremark Corp. Senior Notes 6.25% due 06/01/27	$69,000	$75,576
CVS Caremark Corp. Pass Through Certs. 6.94% due 01/10/30	153,774	167,126
CVS Pass-Through Trust Company Guar. Notes 5.77% due 01/31/33*	14,943	15,072
		278,090
Retail-Mail Order — 0.0%
QVC, Inc. Senior Sec. Notes 7.50% due 10/01/19*	30,000	31,500
Retail-Propane Distribution — 0.0%
Ferrellgas LP/Ferrellgas Finance Corp. Senior Notes 6.50% due 05/01/21*	11,000	10,670
Retail-Regional Department Stores — 0.1%
Federated Retail Holdings, Inc. Company Guar. Notes 5.90% due 12/01/16	80,000	86,000
Macy's Retail Holdings, Inc. Company Guar. Notes 6.65% due 07/15/24	5,000	5,100
Macy's Retail Holdings, Inc. Company Guar. Notes 6.90% due 04/01/29	25,000	25,312
Macy's Retail Holdings, Inc. Company Guar. Notes 7.00% due 02/15/28	5,000	5,050
		121,462
Retail-Restaurants — 0.0%
Dave & Buster's, Inc. Company Guar. Notes 11.00% due 06/01/18	5,000	5,425
Retail-Toy Stores — 0.0%
Toys R Us Property Co. II LLC Senior Sec. Notes 8.50% due 12/01/17	17,000	18,275
Savings & Loans/Thrifts — 0.0%
Amsouth Bank NA Sub. Notes 4.85% due 04/01/13	15,000	15,263
Seismic Data Collection — 0.0%
Geokinetics Holdings USA, Inc. Senior Sec. Notes 9.75% due 12/15/14	15,000	14,419
Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc. Company Guar. Notes 6.88% due 03/15/18*	5,000	5,219
Huntington Ingalls Industries, Inc. Company Guar. Notes 7.13% due 03/15/21*	15,000	15,637
		20,856

Seasons Series Trust Multi-Managed Income/Equity Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Special Purpose Entities — 0.2%
Capital One Capital V Ltd. Guar. Notes 10.25% due 08/15/39	$65,000	$70,525
Farmers Exchange Capital Sub. Notes 7.05% due 07/15/28*	180,000	180,478
Goldman Sachs Capital III FRS Company Guar. Notes 1.08% due 09/01/12(9)	21,000	16,235
		267,238
Steel-Producers — 0.0%
Ryerson, Inc. Senior Sec. Notes 12.00% due 11/01/15	20,000	21,700
Steel Dynamics, Inc. Company Guar. Notes 7.75% due 04/15/16	10,000	10,650
		32,350
Storage/Warehousing — 0.0%
Mobile Mini, Inc. Company Guar. Notes 7.88% due 12/01/20*	10,000	10,600
Telecom Services — 0.5%
Embarq Corp. Senior Notes 7.08% due 06/01/16	29,000	32,978
PAETEC Holding Corp. Senior Sec. Notes 8.88% due 06/30/17	10,000	10,775
Qwest Corp. Senior Notes 8.88% due 03/15/12	42,000	44,940
SBA Tower Trust Sec. Notes 4.25% due 04/15/15*	220,000	229,244
Verizon Global Funding Corp. Senior Notes 7.75% due 12/01/30	200,000	240,896
		558,833
Telephone-Integrated — 0.5%
AT&T, Inc. Senior Notes 6.30% due 01/15/38	115,000	115,909
AT&T, Inc. Senior Notes 6.40% due 05/15/38	60,000	61,258
CenturyLink, Inc. Senior Notes 6.88% due 01/15/28	15,000	15,157
CenturyTel, Inc. Senior Notes 7.60% due 09/15/39	15,000	16,068
Cincinnati Bell, Inc. Company Guar. Notes 7.00% due 02/15/15	14,000	14,175

Security Description	Principal Amount(19)	Value (Note 3)
Telephone-Integrated (continued)
Frontier Communications Corp. Senior Notes 7.13% due 03/15/19	$44,000	$44,660
Frontier Communications Corp. Senior Notes 8.25% due 04/15/17	31,000	33,480
Qwest Communications International, Inc. Company Guar. Notes 7.13% due 04/01/18	30,000	32,363
Qwest Communications International, Inc. Company Guar. Notes 8.00% due 10/01/15	43,000	47,461
Sprint Capital Corp. Company Guar. Notes 6.90% due 05/01/19	20,000	20,650
Sprint Capital Corp. Company Guar. Notes 8.75% due 03/15/32	26,000	27,658
Verizon Communications, Inc. Senior Notes 1.95% due 03/28/14	30,000	30,025
Verizon Virginia, Inc. Senior Notes 4.63% due 03/15/13	15,000	15,819
Windstream Corp. Company Guar. Notes 7.88% due 11/01/17	40,000	42,900
Windstream Corp. Company Guar. Notes 8.13% due 09/01/18	35,000	37,363
		554,946
Television — 0.2%
CBS Corp. Company Guar. Notes 8.20% due 05/15/14	160,000	187,533
CBS Corp. Company Guar. Notes 8.88% due 05/15/19	60,000	75,342
		262,875
Tobacco — 0.3%
Altria Group, Inc. Company Guar. Notes 9.25% due 08/06/19	40,000	52,203
Altria Group, Inc. Company Guar. Notes 9.70% due 11/10/18	160,000	210,419
Lorillard Tobacco Co. Company Guar. Notes 6.88% due 05/01/20	115,000	124,377
		386,999
Tools-Hand Held — 0.0%
Snap-On, Inc. Senior Notes 4.25% due 01/15/18	16,000	16,367

Seasons Series Trust Multi-Managed Income/Equity Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Transport-Air Freight — 0.0%
Atlas Air, Inc. Pass Through Certs. Series 1991-1, Class B 7.63% due 01/02/15	$26,043	$23,179
Atlas Air, Inc. Pass Through Certs. Series 2000-1, Class A 8.71% due 01/02/19	20,988	20,988
		44,167
Transport-Equipment & Leasing — 0.0%
GATX Corp. Senior Notes 3.50% due 07/15/16	15,000	14,818
Transport-Services — 0.0%
Bristow Group, Inc. Company Guar. Notes 7.50% due 09/15/17	5,000	5,256
Ryder System, Inc. Senior Notes 3.15% due 03/02/15	11,000	11,042
Ryder System, Inc. Senior Notes 3.60% due 03/01/16	12,000	12,124
		28,422
Web Hosting/Design — 0.0%
Equinix, Inc. Senior Notes 8.13% due 03/01/18	38,000	41,135
Wireless Equipment — 0.1%
American Tower Corp. Senior Notes 4.50% due 01/15/18	26,000	25,534
Motorola, Inc. Senior Notes 6.50% due 09/01/25	24,000	25,254
Motorola, Inc. Senior Notes 6.63% due 11/15/37	4,935	5,295
		56,083
Total U.S. Corporate Bonds & Notes (cost $25,052,945)		26,312,489
FOREIGN CORPORATE BONDS & NOTES — 3.8%
Banks-Commercial — 0.5%
Barclays Bank PLC FRS Jr. Sub. Bonds 5.93% due 12/15/16*(9)	36,000	33,480
Barclays Bank PLC Sub. Notes 6.05% due 12/04/17*	120,000	125,025
Barclays Bank PLC FRS Jr. Sub. Notes 6.86% due 06/15/32*(9)	17,000	15,895
Credit Suisse AG Sub. Notes 5.40% due 01/14/20	16,000	16,160

Security Description	Principal Amount(19)	Value (Note 3)
Banks-Commercial (continued)
Groupe BPCE FRS Jr. Sub Notes 3.77% due 06/30/11(9)	$55,000	$36,771
Intesa Sanpaolo SpA FRS Notes 2.71% due 02/24/14*	20,000	20,256
Nordea Bank AB FRS Jr. Sub. Bonds 8.38% due 03/25/15(9)	16,000	17,360
Overseas-Chinese Banking Corp., Ltd. Sub. Notes 7.75% due 09/06/11*	200,000	205,110
Rabobank Nederland NV Company Guar. Notes 2.13% due 10/13/15	17,000	16,394
Royal Bank of Scotland PLC Bank Guar. Notes 3.95% due 09/21/15	50,000	50,038
Westpac Banking Corp. FRS Jr. Sub. Notes 0.65% due 09/30/11(9)	80,000	50,400
		586,889
Banks-Money Center — 0.5%
Lloyds TSB Bank PLC FRS Senior Notes 2.65% due 01/24/14	30,000	30,753
Lloyds TSB Bank PLC Bank Guar. Notes 4.88% due 01/21/16	25,000	25,778
Mizuho Financial Group Cayman, Ltd. Bank Guar. Notes 5.79% due 04/15/14*	250,000	270,755
UFJ Finance Aruba AEC Bank Guar. Bonds 6.75% due 07/15/13	240,000	264,318
		591,604
Brewery — 0.2%
Cia de Bebidas das Americas Senior Notes 8.75% due 09/15/13	225,000	256,838
Broadcast Services/Program — 0.1%
Grupo Televisa SA Senior Notes 6.63% due 01/15/40	155,000	164,227
Chemicals-Diversified — 0.0%
OXEA Finance/Cy SCA Senior Sec. Notes 9.50% due 07/15/17*	9,000	9,816
Computers-Memory Devices — 0.1%
Seagate Technology HDD Holdings Company Guar. Notes 6.80% due 10/01/16	35,000	36,706
Seagate Technology International Sec. Notes 10.00% due 05/01/14*	29,000	33,785
		70,491

Seasons Series Trust Multi-Managed Income/Equity Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
FOREIGN CORPORATE BONDS & NOTES (continued)
Containers-Metal/Glass — 0.0%
Consumers International, Inc. Escrow Notes 10.25% due 04/01/05†(2)(3)	$20,000	$0
Diversified Banking Institutions — 0.0%
BNP Paribas Bank Guar. Notes 4.80% due 06/24/15*	20,000	20,798
Credit Agricole SA FRS Jr. Sub. Bonds 6.64% due 05/31/17*(9)	1,000	895
HSBC Holdings PLC Senior Notes 5.10% due 04/05/21	17,000	17,087
		38,780
Diversified Manufacturing Operations — 0.1%
Bombardier, Inc. Senior Notes 7.50% due 03/15/18	10,000	10,850
Bombardier, Inc. Senior Notes 7.75% due 03/15/20*	35,000	38,019
		48,869
Diversified Minerals — 0.0%
BHP Billiton Finance USA, Ltd. Company Guar. Notes 6.42% due 03/01/26	28,000	32,113
Electric-Generation — 0.1%
Intergen NV Senior Sec. Notes 9.00% due 06/30/17*	75,000	80,813
Finance-Investment Banker/Broker — 0.0%
Macquarie Bank, Ltd. Sub. Notes 6.63% due 04/07/21*	40,000	39,978
Forestry — 0.0%
Tembec Industries, Inc. Senior Sec. Notes 11.25% due 12/15/18	5,000	5,575
Gold Mining — 0.0%
Gold Fields Orogen Holding BVI, Ltd. Company Guar. Notes 4.88% due 10/07/20*	32,000	30,708
Insurance-Multi-line — 0.1%
Aegon NV FRS Jr. Sub. Notes 3.54% due 07/15/14(9)	43,000	31,498
Catlin Insurance Co., Ltd. FRS Jr. Sub. Notes 7.25% due 01/19/17*(9)	43,000	40,527
XL Capital, Ltd. Senior Notes 5.25% due 09/15/14	35,000	36,872
XL Capital, Ltd. Senior Notes 6.38% due 11/15/24	23,000	23,923
		132,820

Security Description	Principal Amount(19)	Value (Note 3)
Insurance-Reinsurance — 0.0%
Validus Holdings, Ltd. Senior Notes 8.88% due 01/26/40	$18,000	$18,903
Internet Connectivity Services — 0.0%
eAccess, Ltd. Company Guar. Notes 8.25% due 04/01/18*	10,000	10,263
Medical-Drugs — 0.0%
AstraZeneca PLC Senior Notes 5.90% due 09/15/17	21,000	23,974
Sanofi-Aventis SA Senior Notes 4.00% due 03/29/21	15,000	14,753
		38,727
Medical-Generic Drugs — 0.0%
Teva Pharmaceutical Finance III BV FRS Company Guar. Notes 0.81% due 03/21/14	18,000	18,063
Metal-Diversified — 0.1%
Inco, Ltd. Senior Bonds 7.20% due 09/15/32	120,000	130,812
Oil & Gas Drilling — 0.1%
Transocean, Inc. Company Guar. Notes 4.95% due 11/15/15	108,000	114,135
Oil Companies-Exploration & Production — 0.1%
Harvest Operations Corp. Company Guar. Notes 6.88% due 10/01/17*	15,000	15,637
MEG Energy Corp. Company Guar. Notes 6.50% due 03/15/21*	15,000	15,244
Nexen, Inc. Senior Notes 7.50% due 07/30/39	27,000	30,403
OPTI Canada, Inc. Senior Sec. Notes 7.88% due 12/15/14	10,000	5,287
		66,571
Oil Companies-Integrated — 0.6%
BP Capital Markets PLC Company Guar. Notes 3.13% due 10/01/15	224,000	225,252
BP Capital Markets PLC Company Guar. Notes 3.88% due 03/10/15	30,000	31,151
BP Capital Markets PLC Company Guar. Notes 4.74% due 03/11/21	30,000	30,056
ConocoPhillips Canada Funding Co. I Notes 5.63% due 10/15/16	25,000	28,235

Seasons Series Trust Multi-Managed Income/Equity Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
FOREIGN CORPORATE BONDS & NOTES (continued)
Oil Companies-Integrated (continued)
Norsk Hydro A/S Company Guar. Notes 7.15% due 11/15/25	$59,000	$72,077
Petrobras International Finance Co. Company Guar. Notes 3.88% due 01/27/16	28,000	28,055
Petrobras International Finance Co. Company Guar. Notes 5.38% due 01/27/21	200,000	200,724
Petrobras International Finance Co. Company Guar. Notes 6.75% due 01/27/41	28,000	28,802
Total Capital SA Company Guar. Notes 2.30% due 03/15/16	48,000	46,745
		691,097
Paper & Related Products — 0.0%
Inversiones CMPC SA Company Guar. Notes 4.75% due 01/19/18*	22,000	21,647
Pipelines — 0.0%
TransCanada Pipelines, Ltd. FRS Jr. Sub. Notes 6.35% due 05/15/67	24,000	24,098
Special Purpose Entity — 0.1%
LBG Capital No.1 PLC Bank Guar. Notes 7.88% due 11/01/20*	100,000	97,550
Steel-Producers — 0.2%
Arcelormittal Senior Notes 3.75% due 08/05/15	125,000	126,237
ArcelorMittal Senior Notes 6.13% due 06/01/18	45,000	47,666
Essar Steel Algoma, Inc. Senior Sec. Notes 9.38% due 03/15/15*	20,000	20,000
		193,903
SupraNational Banks — 0.0%
Asian Development Bank Senior Bonds 5.82% due 06/16/28	17,000	18,764
Telecom Services — 0.0%
Wind Acquisition Finance SA Senior Sec. Notes 7.25% due 02/15/18*	20,000	20,900
Telephone-Integrated — 0.8%
British Telecom PLC Senior Notes 5.15% due 01/15/13	175,000	186,176
Deutsche Telekom International Finance BV Company Guar. Bonds 8.25% due 06/15/30	110,000	144,221

Security Description	Principal Amount(19)		Value (Note 3)
Telephone-Integrated (continued)
Telecom Italia Capital SA Company Guar. Bonds 5.25% due 10/01/15		$74,000	$76,594
Telecom Italia Capital SA Company Guar. Bonds 6.20% due 07/18/11		230,000	233,474
Telecom Italia Capital SA Company Guar. Notes 7.18% due 06/18/19		24,000	26,235
Telefonica Emisiones SAU FRS Company Guar. Notes 0.64% due 02/04/13		35,000	34,669
Telefonica Emisiones SAU Company Guar. Notes 2.58% due 04/26/13		155,000	156,481
Telefonica Emisiones SAU Company Guar. Notes 3.99% due 02/16/16		55,000	55,266
			913,116
Television — 0.1%
Videotron Ltee Company Guar. Notes 9.13% due 04/15/18		50,000	56,125
Transport-Marine — 0.0%
Navios Maritime Holdings, Inc. Senior Sec. Notes 8.88% due 11/01/17		20,000	21,675
Transport-Services — 0.0%
Asciano Finance, Ltd. Company Guar. Notes 5.00% due 04/07/18*		9,000	8,951
Total Foreign Corporate Bonds & Notes (cost $4,420,425)			4,554,821
FOREIGN GOVERNMENT AGENCIES — 1.4%
Sovereign — 1.4%
Brazil Nota do Tesouro Nacional Notes 10.00% due 01/01/12	BRL	1,490,000	920,630
Republic of Argentina Senior Bonds 8.28% due 12/31/33(12)		26,019	23,196
Republic of Indonesia Senior Bonds 6.63% due 02/17/37		100,000	106,996
Republic of the Philippines Senior Bonds 6.38% due 10/23/34		100,000	105,250
Republic of Turkey Senior Bonds 11.88% due 01/15/30		78,000	129,285
Russian Federation Senior Bonds 3.63% due 04/29/15*		200,000	202,250
Russian Federation Senior Bonds 7.50% due 03/31/30(13)		77,850	90,744
United Mexican States Senior Notes 5.13% due 01/15/20		40,000	41,840

Seasons Series Trust Multi-Managed Income/Equity Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
FOREIGN GOVERNMENT AGENCIES (continued)
Sovereign (continued)
United Mexican States Senior Notes 5.95% due 03/19/19	$50,000	$55,725
Total Foreign Government Agencies (cost $1,571,914)		1,675,916
LOANS(14)(15) — 0.1%
Auto-Cars/Light Trucks — 0.1%
Ford Motor Co. FRS BTL-B 3.02% due 12/16/13 (cost $173,699)	173,699	173,820
MUNICIPAL BONDS & NOTES — 0.7%
Municipal Bonds — 0.7%
California State General Obligation Bonds 6.20% due 10/01/19	100,000	106,269
California State General Obligation Bonds 7.55% due 04/01/39	140,000	152,178
New Jersey State Turnpike Authority Revenue Bonds 7.41% due 01/01/40	115,000	127,274
State of Illinois General Obligation Bonds 5.37% due 03/01/17	10,000	9,992
State of Illinois General Obligation Bonds 5.67% due 03/01/18	220,000	219,580
State of Illinois General Obligation Bonds 5.88% due 03/01/19	175,000	174,781
Texas State Transportation Commission Bonds Series B 5.18% due 04/01/30	10,000	9,828
Total Municipal Bonds & Notes (cost $778,790)		799,902
U.S. GOVERNMENT AGENCIES — 28.2%
Federal Home Loan Mtg. Corp. — 2.0%
4.50% due 01/01/39	45,382	46,213
5.00% due 07/01/20	29,900	31,962
5.00% due 12/01/20	45,994	49,167
5.00% due 05/01/21	514,280	549,754
5.00% due 07/01/21	171,712	183,556
5.00% due 05/01/34	203,414	213,916
5.00% due 07/01/35	37,541	39,372
5.00% due 08/01/35	200,300	210,070
5.00% due 11/01/35	186,242	195,326
5.00% due 03/01/38	94,950	99,284
5.50% due 05/01/37	95,176	102,090
5.50% due 06/01/37	34,792	37,341
5.50% due 10/01/37	17,966	19,206
5.50% due 11/01/37	164,928	176,315
5.50% due 07/01/38	59,489	63,597
6.00% due 09/01/26	112,208	122,658
6.00% due 08/01/36	58,872	64,252
6.50% due 05/01/16	2,156	2,346

Security Description	Principal Amount(19)	Value (Note 3)
Federal Home Loan Mtg. Corp. (continued)
6.50% due 05/01/29	$8,722	$9,857
6.50% due 07/01/35	10,911	12,331
6.50% due 03/01/36	56,011	62,915
6.50% due 05/01/36	1,394	1,566
7.00% due 04/01/32	17,966	20,694
Federal Home Loan Mtg. Corp., REMIC Series 2635, Class NJ 3.00% due 03/15/17(4)	35,177	35,688
Series 2586, Class NK 3.50% due 08/15/16(4)	6,831	6,873
Series 1577, Class PK 6.50% due 09/15/23(4)	51,133	54,253
Series 1226, Class Z 7.75% due 03/15/22(4)	1,982	2,169
		2,412,771
Federal National Mtg. Assoc. — 17.2%
3.50% due April TBA	4,500,000	4,237,029
4.00% due April TBA	5,000,000	4,917,190
4.50% due 01/01/39	70,238	71,645
4.50% due 08/01/40	185,929	189,478
4.56% due 01/01/15	751,344	800,740
4.85% due 11/01/15	781,827	826,357
5.00% due 03/01/18	87,082	93,238
5.00% due 06/01/19	19,254	20,604
5.00% due 05/01/35	2,203	2,319
5.00% due 07/01/37	29,247	30,651
5.50% due 03/01/18	64,309	69,831
5.50% due 10/01/21	64,940	70,355
5.50% due 06/01/22	31,766	34,398
5.50% due 05/01/34	51,515	55,472
5.50% due 06/01/34	58,553	62,978
5.50% due 09/01/35	3,000,012	3,226,910
5.50% due 12/01/35	163,410	175,606
5.50% due 08/01/36	14,690	15,755
5.50% due 12/01/36	358	383
5.50% due 07/01/38	109,043	116,738
5.90% due 10/01/11	103,396	103,337
6.00% due 06/01/17	27,410	29,962
6.00% due 06/01/26	107,045	117,114
6.00% due 04/01/27	584,138	635,878
6.00% due 12/01/33	131,400	144,599
6.00% due 05/01/34	74,383	81,716
6.00% due April TBA	2,700,000	2,936,250
6.06% due 05/01/11	205,838	205,729
6.06% due 09/01/11	79,730	80,667
6.50% due 06/01/13	33,984	37,202
6.50% due 09/01/32	100,494	113,682
6.50% due 06/01/35	407,582	459,541
6.50% due 02/01/36	144,848	163,857
6.50% due 10/01/37	38,518	43,223
6.50% due April TBA	200,000	224,156
7.00% due 06/01/37	145,882	166,963
		20,561,553

Seasons Series Trust Multi-Managed Income/Equity Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. GOVERNMENT AGENCIES (continued)
Government National Mtg. Assoc. — 9.0%
4.00% due April TBA	$5,000,000	$5,000,000
4.50% due April TBA	3,000,000	3,094,218
5.00% due 08/15/39	2,056,130	2,189,458
5.50% due 05/15/36	31,708	34,684
6.00% due 09/15/32	37,518	41,512
6.00% due 12/15/33	152,174	168,374
7.00% due 11/15/31	31,265	35,761
7.00% due 07/15/33	30,431	35,031
7.50% due 01/15/32	20,988	24,454
8.00% due 11/15/31	6,914	7,587
8.50% due 11/15/17	1,821	2,058
9.00% due 11/15/21	594	700
Government National Mtg. Assoc., REMIC Series 2005-74, Class HB 7.50% due 09/15/35(4)	24,554	27,560
Series 2005-74, Class HA 7.50% due 09/16/35(4)	536	602
		10,661,999
Tennessee Valley Authority — 0.0%
3.88% due 02/15/21	14,000	14,046
Total U.S. Government Agencies (cost $32,883,760)		33,650,369
U.S. GOVERNMENT TREASURIES — 10.0%
United States Treasury Bonds — 2.2%
United States Treasury Bonds 2.13% due 02/15/40 TIPS(16)	36,675	38,781
2.63% due 07/15/17 TIPS(16)	594,944	683,303
4.25% due 11/15/40	66,000	63,123
4.38% due 02/15/38	700,000	688,516
4.38% due 11/15/39	896,000	876,540
4.50% due 02/15/36(17)	205,000	206,986
4.63% due 02/15/40	15,000	15,295
5.25% due 11/15/28	40,000	45,031
6.63% due 02/15/27(17)	60,000	77,662
		2,695,237
United States Treasury Notes — 7.8%
1.38% due 11/30/15	3,000	2,905
1.75% due 04/15/13	1,825,000	1,859,511
1.75% due 07/31/15	205,000	203,462
2.00% due 04/15/12 TIPS(16)	1,492,013	1,559,969
2.13% due 12/31/15	20,000	20,005
2.13% due 02/29/16	18,000	17,944
2.50% due 04/30/15	2,800,000	2,876,345
2.63% due 08/15/20	618,000	579,761
2.63% due 11/15/20	47,000	43,857
3.00% due 02/28/17	5,000	5,116
3.63% due 02/15/20	800,000	821,750
3.63% due 02/15/21	15,000	15,213
4.75% due 08/15/17	1,150,000	1,289,079
		9,294,917
Total U.S. Government Treasuries (cost $12,268,599)		11,990,154

Security Description	Shares/ Principal Amount(19)	Value (Note 3)
WARRANTS† — 0.0%
Publishing-Periodicals — 0.0%
Reader's Digest Association, Inc Expires 02/19/14(2)(3)	80	$0
Television — 0.0%
Ion Media Networks, Inc. Expires 12/18/16 (strike price $687.50)(2)(3)	5	650
Ion Media Networks, Inc. Expires 12/18/16 (strike price $500)(2)(3)	5	900
		1,550
Total Warrants (cost $83)		1,550
Total Long-Term Investment Securities (cost $120,117,473)		130,744,109
SHORT-TERM INVESTMENT SECURITIES — 0.5%
U.S. Government Agencies — 0.5%
Federal Home Loan Bank Disc. Notes 0.00% due 04/01/11 (cost $600,000)	$600,000	600,000
REPURCHASE AGREEMENTS — 6.2%
Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 03/31/11, to be repurchased 04/01/11 in the amount of $466,000 and collateralized by $460,000 of United States Treasury Notes, bearing interest at 3.13%, due 04/30/17 and having an approximate value of $479,419	466,000	466,000
Bank of America Joint Repurchase Agreement(18)	5,525,000	5,525,000
UBS Securities LLC Joint Repurchase Agreement(18)	1,360,000	1,360,000
Total Repurchase Agreements (cost $7,351,000)		7,351,000
TOTAL INVESTMENTS (cost $128,068,473)(20)	116.2%	138,695,109
Liabilities in excess of other assets	(16.2)	(19,372,623)
NET ASSETS	100.0%	$119,322,486

†  Non-income producing security

*  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At March 31, 2011, the aggregate value of these securities was $8,517,601 representing 7.1% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

(1)  Interest Only

(2)  Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 3.

(3)  Illiquid security. At March 31, 2011, the aggregate value of these securities was $13,653 representing 0% of net assets.

(4)  Collateralized Mortgage Obligation

Seasons Series Trust Multi-Managed Income/Equity Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

(5)  Commercial Mortgage Backed Security

(6)  Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the "1933 Act"); (b) is subject to a contractual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note 3. Certain restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Portfolio has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of March 31, 2011, the Multi-Managed Income/Equity Portfolio held the following restricted securities:

Name	Acquisition Date	Principal Amount	Acquisition Cost	Market Value	Market Value Per Share	% of Net Assets
ICO North America, Inc. Notes 7.50% due 08/15/09	08/11/2005	$10,000	$10,000	$12,100	$121.00	0.01%

(7)  Security in default of and did not pay principal at maturity.

(8)  Company has filed for Chapter 11 bankruptcy protection.

(9)  Perpetual maturity — maturity date reflects the next call date.

(10)  Income may be received in cash or additional shares at the discretion of the issuer.

(11)  Bond in default

(12)  A portion of the interest was paid in additional bonds/loans.

(13)  "Step-up" security where the rate increases ("steps-up") at a predetermined rate. The rate reflected is as of March 31, 2011.

(14)  The Portfolio invests in senior loans which generally pay interest at rates which are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major United States banks, or the certificate of deposit rate. Senior loans are generally considered to be restrictive in that the Portfolio is ordinarily contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

(15)  Senior loans in the Portfolio are generally subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments may occur. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

(16)  Principal amount of security is adjusted for inflation.

(17)  The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.

(18)  See Note 3 for details of Joint Repurchase Agreements.

(19)  Denominated in United States dollars unless otherwise indicated.

(20)  See Note 4 for cost of investments on a tax basis.

ADR — American Depository Receipt

BTL — Bank Term Loans

REMIC — Real Estate Mortgate Investment Conduit

TBA — Securities purchased on forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal and maturity date will be determined upon settlement date.

TIPS — Treasury Inflation Protected Securities

FRS — Floating Rate Security

VRS — Variable Rate Security

The rates shown on FRS and VRS are the current interest rates at March 31, 2011 and unless noted otherwise, the dates shown are the original maturity dates.

Open Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Value at Trade Date	Value as of March 31, 2011	Unrealized Appreciation (Depreciation)
9	Long	Euro-Bobl	June 2011	$1,466,291	$1,461,317	$(4,974)
1	Long	U.S. Treasury Long Bonds	June 2011	123,678	123,563	(115)
19	Short	U.S. Treasury 5YR Notes	June 2011	2,229,234	2,218,992	10,242
62	Short	U.S. Treasury 10YR Notes	June 2011	7,380,700	7,379,938	762
28	Short	U.S. Ultra Bonds	June 2011	3,387,061	3,365,250	21,811
						$27,726

Seasons Series Trust Multi-Managed Income/Equity Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Open Forward Foreign Currency Contracts

Counterparty	Contract to Deliver		In Exchange For		Delivery Date	Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	AUD	323,000	USD	321,660	06/15/11	$—	$(9,471)
	CAD	475,000	USD	484,151	06/15/11	—	(4,986)
	NOK	1,335,000	USD	237,829	06/15/11	—	(2,632)
	NZD	160,000	USD	119,880	06/15/11	—	(1,634)
	USD	318,803	EUR	230,000	06/15/11	6,698	—
	USD	238,238	SEK	1,520,000	06/15/11	1,693	—
						8,391	(18,723)
Barclays Bank PLC	GBP	75,000	USD	121,208	06/15/11	1,008	—
	USD	156,686	AUD	160,000	06/15/11	7,341	—
	USD	506,667	GBP	317,000	06/15/11	1,377	—
						9,726	—
BNP Paribas SA	CHF	290,000	USD	322,160	06/15/11	6,273	—
	EUR	230,000	USD	320,765	06/15/11	—	(4,737)
	GBP	75,000	USD	121,798	06/15/11	1,598	—
						7,871	(4,737)
Citibank N.A.	NOK	267,000	USD	47,665	06/15/11	—	(427)
	SEK	1,520,000	USD	236,402	06/15/11	—	(3,529)
	USD	868,925	MXN	10,560,000	06/15/11	13,116	—
	USD	234,707	NOK	1,335,000	06/15/11	5,754	—
						18,870	(3,956)
Credit Suisse AG	EUR	115,000	USD	163,100	06/15/11	350	—
Deutsche Bank AG	AUD	862,000	USD	853,936	06/15/11	—	(29,763)
	GBP	635,000	USD	1,027,071	06/15/11	9,381	—
						9,381	(29,763)
Goldman Sachs International	CHF	147,000	USD	159,915	06/15/11	—	(207)
	EUR	230,000	USD	325,122	06/15/11	—	(380)
						—	(587)
HSBC Bank USA	SEK	1,520,000	USD	236,368	06/15/11	—	(3,563)
	USD	156,672	AUD	160,000	06/15/11	7,356	—
	USD	161,660	CAD	160,000	06/15/11	3,102	—
	USD	158,775	EUR	115,000	06/15/11	3,976	—
	USD	234,702	NOK	1,335,000	06/15/11	5,759	—
						20,193	(3,563)
JPMorgan Chase Bank N.A	AUD	162,000	USD	158,754	06/15/11	—	(7,324)
	USD	973,741	CHF	880,000	06/15/11	—	(15,189)
	USD	237,714	SEK	1,520,000	06/15/11	2,217	—
						2,217	(22,513)
Royal Bank of Canada	BRL	1,423,000	USD	842,012	06/02/11	—	(19,015)
	CAD	392,000	USD	401,224	06/15/11	—	(2,442)
	MXN	10,560,000	USD	872,547	06/15/11	—	(9,493)
	USD	629,688	CAD	620,000	06/15/11	8,764	—
						8,764	(30,950)
Royal Bank of Scotland Plc	EUR	115,000	USD	159,902	06/15/11	—	(2,849)
	USD	487,399	EUR	345,000	06/15/11	853	—
	USD	749,869	GBP	468,000	06/15/11	177	—
						1,030	(2,849)
UBS AG	CAD	310,000	USD	317,613	06/15/11	—	(1,613)
	CHF	443,000	USD	483,720	06/15/11	1,177	—
	NOK	1,068,000	USD	190,276	06/15/11	—	(2,093)
	USD	421,988	AUD	431,000	06/15/11	19,861	—
	USD	319,193	CAD	315,000	06/15/11	5,182	—
						26,220	(3,706)

Seasons Series Trust Multi-Managed Income/Equity Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Counterparty	Contract to Deliver		In Exchange For		Delivery Date	Unrealized Appreciation	Unrealized Depreciation
Westpac Banking Corp.	CAD	155,000	USD	158,910	06/15/11	$—	$(703)
	NZD	320,000	USD	240,673	06/15/11	—	(2,354)
	USD	582,603	AUD	596,000	06/15/11	28,400	—
						28,400	(3,057)
Net Unrealized Appreciation/(Depreciation)						$141,413	$(124,404)

AUD — Australian Dollar
BRL — Brazilian Real
CAD — Canadian Dollar
CHF — Swiss Franc
EUR — Euro Dollar
GBP — Pound Sterling
MXN — Mexican Peso
NOK — Norwegian Krone
NZD — New Zeland Dollar
SEK — Swedish Krona
USD — United States Dollar

The following is a summary of the inputs used to value the Portfolio's net assets as of March 31, 2011 (see Note 3):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets:
Long-Term Investment Securities:
Common Stock	$37,572,750	$—	$—	$37,572,750
Preferred Stocks	485,060	—	—	485,060
Asset Backed Securities	—	13,515,178	—	13,515,178
Convertible Bonds & Notes	—	—	12,100	12,100
U.S. Corporate Bonds & Notes	—	25,865,790	446,699	26,312,489
Foreign Corporate Bonds & Notes	—	4,554,821	0	4,554,821
Foreign Government Agencies	—	1,675,916	—	1,675,916
Loans	—	173,820	—	173,820
Municipal Bonds & Notes	—	799,902	—	799,902
U.S. Government Agencies	—	33,650,369	—	33,650,369
U.S. Government Treasuries	—	11,990,154	—	11,990,154
Warrants	—	—	1,550	1,550
Short-Term Investment Securities:
U.S. Government Agencies	—	600,000	—	600,000
Repurchase Agreements	—	7,351,000	—	7,351,000
Other Financial Instruments+
Open Futures Contracts - Appreciation	32,815	—	—	32,815
Open Forward Foreign Currency Contracts - Appreciation	—	141,413	—	141,413
Total	$38,090,625	$100,318,363	$460,349	$138,869,337
Liabilities:
Other Financial Instruments+
Open Futures Contracts - Depreciation	5,089	—	—	5,089
Open Forward Foreign Currency Contracts - Depreciation	—	124,404	—	124,404
Total	$5,089	$124,404	$—	$129,493

+  Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Seasons Series Trust Multi-Managed Income/Equity Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Asset Backed Securities	Convertible Bonds & Notes	U.S. Corporate Bonds & Notes	Foreign Corporate Bonds & Notes	Warrants
Balance as of 3/31/2010	$514,983	$7,000	$186,700	$0	$—
Accrued discounts/premiums	3	—	6	—	—
Realized gain(loss)	—	—	(2,577)	—	—
Change in unrealized appreciation(depreciation)(1)	23,023	5,100	7,218	—	1,468
Net purchases(sales)	—	—	(113,483)	—	82
Transfers in and/or out of Level 3(2)	(538,009)	—	368,835	—	—
Balance as of 3/31/2011	$—	$12,100	$446,699	$0	$1,550

(1)  The total change in unrealized appreciation(depreciation) included in the statement of operations attributable to level 3 investments still held at March 31, 2011 includes:

Asset Backed Securities	Convertible Bonds & Notes	U.S. Corporate Bonds & Notes	Foreign Corporate Bonds & Notes	Warrants
$—	$5,100	$(17,152)	$—	$1,468

(2)  The Fund's policy is to recognize transfers in and transfers out as of the end of the reporting period.

See Notes to Financial Statements

Seasons Series Trust Multi-Managed Income Portfolio

PORTFOLIO PROFILE — March 31, 2011 (unaudited)

Industry Allocation*
Federal National Mtg. Assoc.	23.4%
Diversified Financial Services	16.3
Government National Mtg. Assoc.	12.3
Repurchase Agreements	9.5
United States Treasury Notes	9.0
Diversified Banking Institutions	4.4
United States Treasury Bonds	3.7
Multimedia	2.1
Banks-Super Regional	1.8
Real Estate Investment Trusts	1.8
Telephone-Integrated	1.8
Federal Home Loan Mtg. Corp.	1.6
Banks-Commercial	1.5
Sovereign	1.5
Oil Companies-Integrated	1.4
Electric-Integrated	1.3
Computers	1.3
Pipelines	1.2
Cable/Satellite TV	1.2
Municipal Bonds	0.9
Oil Companies-Exploration & Production	0.9
Banks-Money Center	0.9
Brewery	0.9
Finance-Investment Banker/Broker	0.8
Insurance-Property/Casualty	0.8
Medical-Biomedical/Gene	0.8
Auto-Cars/Light Trucks	0.8
Web Portals/ISP	0.6
Chemicals-Diversified	0.6
Telecom Services	0.6
Insurance-Multi-line	0.6
Insurance-Life/Health	0.6
E-Commerce/Services	0.6
Transport-Services	0.5
Broadcast Services/Program	0.5
Insurance-Mutual	0.5
Pharmacy Services	0.5
Special Purpose Entities	0.5
Airlines	0.4
Tobacco	0.4
Diversified Manufacturing Operations	0.4
Cellular Telecom	0.4
U.S. Government Agencies	0.4
Applications Software	0.4
Advertising Agencies	0.4
Television	0.4
Retail-Drug Store	0.3
Medical-Hospitals	0.3
Finance-Other Services	0.3
Steel-Producers	0.3
Wireless Equipment	0.3
Office Automation & Equipment	0.3
Real Estate Operations & Development	0.3
Retail-Apparel/Shoe	0.3
Chemicals-Specialty	0.3
Electric-Generation	0.3
Enterprise Software/Service	0.3
Agricultural Chemicals	0.3
Finance-Consumer Loans	0.3
Hotels/Motels	0.2
Agricultural Operations	0.2
Oil-Field Services	0.2
Containers-Metal/Glass	0.2
Electronic Components-Semiconductors	0.2
Industrial Automated/Robotic	0.2
Electric-Transmission	0.2
Beverages-Non-alcoholic	0.2
Casino Hotels	0.2
Electronic Components-Misc.	0.2
Networking Products	0.2
Medical Products	0.3
Electronic Forms	0.2
Medical-Drugs	0.2
Real Estate Management/Services	0.2
Retail-Regional Department Stores	0.2
Paper & Related Products	0.2
Medical-Wholesale Drug Distribution	0.2
Metal Processors & Fabrication	0.2
Retail-Auto Parts	0.2
Coal	0.2
Auto-Heavy Duty Trucks	0.2
Computers-Memory Devices	0.2
Retail-Jewelry	0.2
Aerospace/Defense-Equipment	0.1
Cosmetics & Toiletries	0.1
Transport-Rail	0.1
Vitamins & Nutrition Products	0.1
Gas-Distribution	0.1
Food-Misc.	0.1
Retail-Discount	0.1
Retail-Sporting Goods	0.1
Oil & Gas Drilling	0.1
Metal-Diversified	0.1
Metal-Aluminum	0.1
Medical Labs & Testing Services	0.1
Banks-Fiduciary	0.1
Investment Management/Advisor Services	0.1
Software Tools	0.1
Cruise Lines	0.1
Human Resources	0.1
Metal-Copper	0.1
Athletic Footwear	0.1
Electronic Connectors	0.1
Independent Power Producers	0.1
Medical Instruments	0.1
Auto/Truck Parts & Equipment-Original	0.1
Oil Refining & Marketing	0.1
Gold Mining	0.1
Electric Products-Misc.	0.1
Machinery-Farming	0.1
Rental Auto/Equipment	0.1
Building Products-Wood	0.1
Entertainment Software	0.1
Banks-Mortgage	0.1
Beverages-Wine/Spirits	0.1
Printing-Commercial	0.1
Computer Services	0.1
Retail-Mail Order	0.1
125.5%

*  Calculated as a percentage of net assets

Seasons Series Trust Multi-Managed Income Portfolio

PORTFOLIO PROFILE — March 31, 2011 (continued) (unaudited)

Credit Quality†#
Government — Agency	37.4%
Government — Treasury	12.8
AAA	5.9
AA	3.5
A	10.2
BBB	17.6
BB	4.5
B	1.3
CCC	1.4
Not Rated@	5.4
100.0%

†  Source: Standard and Poor's

#  Calculated as a percentage of total debt issues, excluding short-term securities.

@  Represents debt issues that either have no rating, or the rating is unavailable from the data source.

Seasons Series Trust Multi-Managed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011

Security Description	Shares	Value (Note 3)
COMMON STOCK — 16.0%
Advertising Agencies — 0.1%
Interpublic Group of Cos., Inc.	5,884	$73,962
Aerospace/Defense — 0.0%
Boeing Co.	130	9,611
Aerospace/Defense-Equipment — 0.1%
Goodrich Corp.	682	58,331
United Technologies Corp.	989	83,719
		142,050
Agricultural Chemicals — 0.3%
CF Industries Holdings, Inc.	292	39,943
Monsanto Co.	1,325	95,744
Mosaic Co.	292	22,995
Potash Corp. of Saskatchewan, Inc.	1,660	97,824
		256,506
Airlines — 0.0%
AMR Corp.†	3,668	23,695
Applications Software — 0.4%
Microsoft Corp.	15,733	398,989
Athletic Footwear — 0.1%
NIKE, Inc., Class B	1,240	93,868
Auto-Cars/Light Trucks — 0.4%
Ford Motor Co.†	16,420	244,822
General Motors Co.†	5,200	161,356
		406,178
Auto-Heavy Duty Trucks — 0.1%
PACCAR, Inc.	1,289	67,479
Banks-Commercial — 0.2%
Lloyds Banking Group PLC†	56,525	52,674
Regions Financial Corp.	4,366	31,697
Standard Chartered PLC	5,715	148,247
		232,618
Banks-Fiduciary — 0.1%
Bank of New York Mellon Corp.	939	28,048
State Street Corp.	1,203	54,063
		82,111
Banks-Super Regional — 0.4%
Capital One Financial Corp.	1,776	92,281
Fifth Third Bancorp	3,992	55,409
PNC Financial Services Group, Inc.	1,293	81,446
SunTrust Banks, Inc.	1,510	43,549
US Bancorp	1,788	47,257
Wells Fargo & Co.	2,009	63,685
		383,627
Beverages-Non-alcoholic — 0.2%
Coca-Cola Co.	1,484	98,463
PepsiCo, Inc.	1,502	96,744
		195,207
Brewery — 0.2%
Anheuser-Busch InBev NV	3,294	187,640
Casino Hotels — 0.1%
Boyd Gaming Corp.†	1,510	14,149
MGM Resorts International†	4,728	62,173
Wynn Resorts, Ltd.	534	67,951
		144,273

Security Description	Shares	Value (Note 3)
Chemicals-Diversified — 0.3%
Celanese Corp., Series A	1,324	$58,746
Dow Chemical Co.	1,752	66,138
E.I. du Pont de Nemours & Co.	1,042	57,279
Israel Chemicals, Ltd.	4,802	79,061
LyondellBasell Industries NV, Class A†	893	35,318
		296,542
Chemicals-Specialty — 0.1%
Albemarle Corp.	875	52,299
Commercial Services-Finance — 0.0%
Mastercard, Inc., Class A	94	23,662
Computers — 1.3%
Apple, Inc.†	3,234	1,126,887
Dell, Inc.†	3,715	53,905
Hewlett-Packard Co.	1,442	59,079
		1,239,871
Computers-Memory Devices — 0.1%
EMC Corp.†	3,329	88,385
Cosmetics & Toiletries — 0.1%
Colgate-Palmolive Co.	554	44,741
Procter & Gamble Co.	1,669	102,810
		147,551
Cruise Lines — 0.1%
Carnival Corp.	1,773	68,012
Royal Caribbean Cruises, Ltd.†	853	35,195
		103,207
Diversified Banking Institutions — 0.9%
Bank of America Corp.	33,652	448,581
Citigroup, Inc.†	12,442	54,994
Goldman Sachs Group, Inc.	1,329	210,607
JPMorgan Chase & Co.	2,506	115,526
Morgan Stanley	1,855	50,679
		880,387
Diversified Manufacturing Operations — 0.3%
Dover Corp.	793	52,132
Eaton Corp.	1,327	73,569
General Electric Co.	3,904	78,275
Honeywell International, Inc.	1,457	86,997
Parker Hannifin Corp.	436	41,281
		332,254
E-Commerce/Products — 0.0%
Amazon.com, Inc.†	97	17,473
E-Commerce/Services — 0.5%
eBay, Inc.†	15,260	473,670
Electric Products-Misc. — 0.1%
Emerson Electric Co.	1,319	77,069
Electric-Integrated — 0.1%
Dominion Resources, Inc.	861	38,487
NextEra Energy, Inc.	478	26,347
PG&E Corp.	680	30,043
Progress Energy, Inc.	601	27,730
		122,607
Electronic Components-Misc. — 0.2%
TE Connectivity, Ltd.	4,750	165,395

Seasons Series Trust Multi-Managed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Electronic Components-Semiconductors — 0.2%
Broadcom Corp., Class A†	948	$37,332
Intel Corp.	2,835	57,182
Micron Technology, Inc.†	4,461	51,123
Texas Instruments, Inc.	1,405	48,557
		194,194
Electronic Connectors — 0.1%
Amphenol Corp., Class A	1,675	91,103
Electronic Forms — 0.2%
Adobe Systems, Inc.†	5,503	182,479
Enterprise Software/Service — 0.3%
Oracle Corp.	7,396	246,804
Entertainment Software — 0.1%
Activision Blizzard, Inc.	4,632	50,813
Finance-Investment Banker/Broker — 0.2%
Charles Schwab Corp.	11,016	198,618
Finance-Other Services — 0.1%
CME Group, Inc.	425	128,159
Food-Misc. — 0.0%
Kellogg Co.	510	27,530
Gold Mining — 0.1%
Newmont Mining Corp.	1,068	58,291
Hotels/Motels — 0.2%
Gaylord Entertainment Co.†	1,190	41,269
Hyatt Hotels Corp., Class A†	1,064	45,794
Marriott International, Inc., Class A	2,539	90,338
Starwood Hotels & Resorts Worldwide, Inc.	1,014	58,934
		236,335
Human Resources — 0.1%
Monster Worldwide, Inc.†	6,480	103,032
Independent Power Producers — 0.0%
GenOn Energy, Inc.†	104	396
Industrial Audio & Video Products — 0.0%
Dolby Laboratories, Inc., Class A†	573	28,197
Industrial Automated/Robotic — 0.2%
FANUC Corp.	1,300	196,766
Insurance-Life/Health — 0.3%
Prudential Financial, Inc.	1,240	76,359
Prudential PLC	17,639	199,915
		276,274
Insurance-Multi-line — 0.1%
MetLife, Inc.	1,483	66,335
Internet Infrastructure Software — 0.0%
Akamai Technologies, Inc.†	97	3,686
Investment Management/Advisor Services — 0.1%
Franklin Resources, Inc.	176	22,014
T. Rowe Price Group, Inc.	1,324	87,940
		109,954
Medical Information Systems — 0.0%
athenahealth, Inc.†	97	4,378
Medical Instruments — 0.1%
Intuitive Surgical, Inc.†	245	81,698

Security Description	Shares	Value (Note 3)
Medical Products — 0.2%
Baxter International, Inc.	973	$52,318
Johnson & Johnson	1,659	98,296
		150,614
Medical-Biomedical/Gene — 0.7%
Amgen, Inc.†	306	16,356
Celgene Corp.†	8,108	466,453
Gilead Sciences, Inc.†	485	20,583
Human Genome Sciences, Inc.†	1,769	48,559
Vertex Pharmaceuticals, Inc.†	2,556	122,509
		674,460
Medical-Drugs — 0.2%
Abbott Laboratories	523	25,653
Merck & Co., Inc.	1,252	41,329
Pfizer, Inc.	4,536	92,126
		159,108
Medical-HMO — 0.0%
WellPoint, Inc.	595	41,525
Medical-Hospitals — 0.0%
HCA Holdings, Inc.†	694	23,506
Metal Processors & Fabrication — 0.2%
Precision Castparts Corp.	1,009	148,505
Metal-Copper — 0.1%
Freeport-McMoRan Copper & Gold, Inc.	1,720	95,546
Motion Pictures & Services — 0.0%
DreamWorks Animation SKG, Inc., Class A†	496	13,853
Multimedia — 0.5%
News Corp., Class A	18,485	324,597
Time Warner, Inc.	1,449	51,729
Walt Disney Co.	1,697	73,124
		449,450
Networking Products — 0.2%
Cisco Systems, Inc.	10,546	180,864
Oil Companies-Exploration & Production — 0.4%
Apache Corp.	664	86,931
Continental Resources, Inc.†	759	54,246
Devon Energy Corp.	664	60,935
EOG Resources, Inc.	569	67,432
Occidental Petroleum Corp.	759	79,308
Petrohawk Energy Corp.†	664	16,295
Range Resources Corp.	379	22,156
Southwestern Energy Co.†	759	32,614
		419,917
Oil Companies-Integrated — 0.7%
BG Group PLC	4,119	102,485
BP PLC ADR	284	12,536
Chevron Corp.	1,068	114,735
Exxon Mobil Corp.	1,744	146,723
Hess Corp.	1,502	127,985
Marathon Oil Corp.	284	15,140
Petroleo Brasileiro SA ADR	2,599	105,078
Suncor Energy, Inc.	1,772	79,457
		704,139

Seasons Series Trust Multi-Managed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Oil-Field Services — 0.2%
Schlumberger, Ltd.	1,841	$171,692
Weatherford International, Ltd.†	1,681	37,990
		209,682
Pharmacy Services — 0.4%
Express Scripts, Inc.†	1,771	98,485
Medco Health Solutions, Inc.†	4,867	273,331
		371,816
Real Estate Investment Trusts — 0.1%
Host Hotels & Resorts, Inc.	3,071	54,080
Real Estate Operations & Development — 0.1%
Hang Lung Properties, Ltd.	14,000	61,104
Rental Auto/Equipment — 0.1%
Hertz Global Holdings, Inc.†	3,894	60,863
Retail-Apparel/Shoe — 0.2%
Limited Brands, Inc.	7,370	242,326
Retail-Building Products — 0.0%
Home Depot, Inc.	830	30,760
Retail-Consumer Electronics — 0.0%
Best Buy Co., Inc.	494	14,188
Retail-Discount — 0.1%
Target Corp.	1,616	80,816
Wal-Mart Stores, Inc.	609	31,699
		112,515
Retail-Drug Store — 0.0%
CVS Caremark Corp.	1,407	48,288
Retail-Jewelry — 0.2%
Cie Financiere Richemont SA, Class A	3,014	174,080
Retail-Major Department Stores — 0.0%
J.C. Penney Co., Inc.	712	25,568
Retail-Regional Department Stores — 0.1%
Kohl's Corp.	317	16,814
Macy's, Inc.	1,501	36,414
		53,228
Retail-Restaurants — 0.0%
Darden Restaurants, Inc.	853	41,908
Retail-Sporting Goods — 0.1%
Dick's Sporting Goods, Inc.†	3,116	124,578
Software Tools — 0.1%
VMware, Inc., Class A†	1,329	108,367
Steel-Producers — 0.1%
Reliance Steel & Aluminum Co.	595	34,379
United States Steel Corp.	1,329	71,686
		106,065
Telecom Equipment-Fiber Optics — 0.0%
Corning, Inc.	1,885	38,888
Telephone-Integrated — 0.2%
AT&T, Inc.	1,810	55,386
CenturyLink, Inc.	1,463	60,788
Verizon Communications, Inc.	1,284	49,485
		165,659
Tobacco — 0.0%
Altria Group, Inc.	1,137	29,596

Security Description	Shares/ Principal Amount(19)	Value (Note 3)
Transport-Rail — 0.1%
Union Pacific Corp.	1,502	$147,692
Transport-Services — 0.5%
C.H. Robinson Worldwide, Inc.	2,295	170,128
United Parcel Service, Inc., Class B	4,025	299,138
		469,266
Vitamins & Nutrition Products — 0.1%
Mead Johnson Nutrition Co.	2,320	134,398
Web Portals/ISP — 0.6%
Google, Inc., Class A†	857	502,382
Yahoo!, Inc.†	6,408	106,693
		609,075
Wireless Equipment — 0.3%
Crown Castle International Corp.†	4,550	193,602
QUALCOMM, Inc.	1,777	97,433
		291,035
Total Common Stock (cost $12,296,462)		15,789,740
PREFERRED STOCK — 0.2%
Banks-Super Regional — 0.0%
US Bancorp FRS 7.19%	28	23,800
Wachovia Capital Trust IX 6.38%	750	18,788
		42,588
Diversified Banking Institutions — 0.1%
Ally Financial, Inc. 7.00%*	23	21,402
Goldman Sachs Group, Inc. 6.13%	2,000	48,700
HSBC Holdings PLC 8.00%	540	14,731
		84,833
Diversified Financial Services — 0.0%
General Electric Capital Corp. 5.50%(12)	1,073	27,855
Finance-Investment Banker/Broker — 0.0%
JP Morgan Chase Capital XXIX 6.70%	1,080	27,518
Finance-Mortgage Loan/Banker — 0.0%
Federal Home Loan Mgt. Corp. FRS 8.38†	400	680
Special Purpose Entity — 0.1%
Structured Repackaged Asset-Backed Trust Securities FRS 3.00%	2,400	50,040
Total Preferred Stock (cost $238,742)		233,514
ASSET BACKED SECURITIES — 15.4%
Diversified Financial Services — 15.4%
AH Mortgage Advance Trust, Series 2010-ADV, Class A1 3.97% due 08/06/22*	$120,000	120,300
AmeriCredit Automobile Receivables Trust, Series2010-3, Class C 3.34% due 10/08/14	120,000	120,175
AmeriCredit Automobile Receivables Trust, Series 2010-A, Class A3 3.51% due 07/06/17	380,000	392,626

Seasons Series Trust Multi-Managed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
ASSET BACKED SECURITIES (continued)
Diversified Financial Services (continued)
AmeriCredit Automobile Receivables Trust, Series 2010-2, Class C 4.52% due 10/08/15	$75,000	$77,797
AmeriCredit Automobile Receivables Trust, Series 2010-1, Class C 5.19% due 08/17/15	80,000	85,096
Avis Budget Rental Car Funding AESOP LLC, Series 2010-3A, Class A 4.64% due 05/20/16*	195,000	208,050
Avis Budget Rental Car Funding AESOP LLC, Series 2009-2A, Class A 5.68% due 02/20/13*	315,000	336,508
Banc of America Commercial Mtg., Inc., VRS Series 2005-2, Class A4 4.78% due 07/10/43(3)	256,577	263,992
Bear Stearns Adjustable Rate Mtg. Trust, VRS Series 2005-12, Class 12A1 2.88% due 02/25/36(4)	436,372	315,764
Bear Stearns Commercial Mtg. Securities, Inc., Series 2006-PW14, Class A4 5.20% due 12/11/38(3)	95,000	100,183
Bear Stearns Commercial Mtg. Securities, Inc., VRS Series 2007-PW16, Class A4 5.91% due 06/11/40(3)	375,000	404,362
Capital One Auto Finance Trust, FRS Series 2006-C, Class A4 0.29% due 05/15/13	65,621	65,396
Citigroup Mtg. Loan Trust, Inc., FRS Series 2006-AR1, Class 3A1 2.65% due 03/25/36(4)	260,893	190,477
Commercial Mtg. Pass Through Certs. VRS Series 2006-C7, Class A4 5.95% due 06/10/46(3)	250,000	272,941
Commercial Mtg., Pass Through Certs., Series 2010-C1, Class A3 4.21% due 07/10/46*(3)	145,000	141,588
Countrywide Alternative Loan Trust, FRS Series 2006-OC11, Class 2A2A 0.42% due 09/25/35(4)	309,796	183,101
Countrywide Home Loan Mtg. Pass Through Trust, Series 2005-29, Class A1 5.75% due 12/25/35(4)	229,877	203,084
Countrywide Home Loan Mtg. Pass Through Trust, Series 2006-14, Class A3 6.25% due 09/25/36(4)	83,742	82,817
Credit Suisse Mtg. Capital Certs., Series 2006-C4, Class A3 5.47% due 09/15/39(3)	280,000	296,443
CW Capital Cobalt, Ltd., Series 2006-C1, Class A4 5.22% due 08/15/48(3)	285,000	295,632
Entergy Arkansas Restoration Funding LLC Series 2010A, Class A1 2.30% due 08/01/21	150,000	146,685
First Horizon Alternative Mtg. Securities, FRS Series 2005-AA3, Class 3A1 2.48% due 05/25/35(4)	322,871	265,584

Security Description	Principal Amount(19)	Value (Note 3)
Diversified Financial Services (continued)
GMAC Commercial Mtg. Securities, Inc., VRS Series 2006-C1, Class A4 5.24% due 11/10/45(3)	$390,000	$413,705
GS Mtg. Securities Corp. II, VRS 2010-C2, Class A2 5.16% due 12/10/43*(3)	290,000	301,147
GS Mtg. Securities Corp. II, VRS Series 2004-GG2, Class A6 5.40% due 08/10/38(3)	600,000	642,697
GS Mtg. Securities Corp. II, VRS Series 2006-GG6, Class A4 5.55% due 04/10/38(3)	575,000	616,653
GS Mtg. Securities Corp. II, FRS Series 2007-EOP, Class L 6.42% due 03/06/20*(3)	170,000	155,282
GSR Mtg. Loan Trust, VRS Series 2006-AR1, Class 2A1 2.78% due 01/25/36(4)	171,220	143,732
GSR Mtg. Loan Trust, VRS Series 2005-AR2, Class 1A2 2.88% due 04/25/35(4)	121,813	99,654
GSR Mtg. Loan Trust, VRS Series 2006-AR2, Class 3A1 2.88% due 04/25/36(4)	30,083	22,035
GSR Mtg. Loan Trust, VRS Series 2007-AR1, Class 2A1 5.52% due 03/25/47(4)	87,656	65,244
Hertz Vehicle Financing LLC, Series 2009-2A, Class A1 4.26% due 03/25/14*	180,000	188,589
Impac CMB Trust, FRS Series 2005-4, Class 1A1A 0.79% due 06/25/35(4)	192,810	150,730
JP Morgan Chase Commercial Mtg. Securities Corp., Series 2004-CBX, Class A3 4.18% due 01/12/37(3)	229,728	229,616
JP Morgan Chase Commercial Mtg. Securities Corp., VRS Series 2010-RR1, Class WBB 5.74% due 05/20/49*(3)	500,000	504,586
JP Morgan Chase Commercial Mtg. Securities Corp.,VRS Series 2007-CB20, Class A4 5.79% due 02/12/51(3)	275,000	296,211
LB-UBS Commercial Mtg. Trust, VRS Series2008-C1, Class A2 6.31% due 04/15/41(3)	355,000	391,139
Leaf II Receivables Funding LLC, Series 2010-4, Class D 5.00% due 01/20/19*	100,000	91,331
Merrill Lynch Mtg. Investors Trust, VRS Series 2005-A2, Class A2 2.64% due 02/25/35(4)	77,900	73,460
Merrill Lynch Mtg. Investors Trust, VRS Series 2005-A1, Class 2A1 2.83% due 12/25/34(4)	166,864	165,736
Merrill Lynch Mtg. Trust VRS Series 2005-CIP1, Class A4 5.05% due 07/12/38(3)	400,000	426,368
Merrill Lynch Mtg. Trust, VRS Series 2005-CIP1, Class AM 5.11% due 07/12/38(3)	285,000	295,842

Seasons Series Trust Multi-Managed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
ASSET BACKED SECURITIES (continued)
Diversified Financial Services (continued)
Merrill Lynch/Countrywide Commercial Mtg. Trust, VRS Series 2007-8, Class AM 6.16% due 08/12/49(3)	$250,000	$251,009
Morgan Stanley Capital I, Series 2005-T17, Class A5 4.78% due 12/13/41(3)	725,000	766,709
Morgan Stanley Capital I, Series 2005-HQ6, Class A4A 4.99% due 08/13/42(3)	225,000	239,905
Morgan Stanley Capital I, VRS Series 2007-T25, Class A3 5.51% due 11/12/49(3)	240,000	258,034
Morgan Stanley Dean Witter Capital I, Series 2001-TOP3, Class A4 6.39% due 07/15/33(3)	87,319	87,581
Morgan Stanley Dean Witter Capital I, Series 2001-TOP5, Class A4 6.39% due 10/15/35(3)	161,447	164,489
Morgan Stanley Mtg. Loan Trust, Series 2007-12, Class 3A22 6.00% due 08/25/37(4)	145,148	128,498
MortgageIT Trust, FRS Series 2005-4, Class A1 0.53% due 10/25/35(4)	433,339	333,590
Navistar Financial Corp. Owner Trust, Series 2010-A, Class B 4.17% due 10/20/14*	205,000	212,376
OBP Depositor LLC Trust, Series 2010-OBP, Class A 4.65% due 07/15/45*(3)	315,000	319,853
Residential Asset Securities Corp., FRS Series 2006-EMX3, Class A2 0.43% due 04/25/36	84,935	65,471
Santander Drive Auto Receivables Trust, Series 2010-2, Class C 3.89% due 07/17/17	50,000	51,359
Sequoia Mtg. Trust, VRS Series 2007-1, Class 2A1 5.19% due 02/20/47(4)	288,009	246,241
Sierra Receivables Funding Co. LLC, Series 2010-3A, Class A 3.51% due 11/20/25*	81,294	81,566
Sierra Receivables Funding Co. LLC, Series 2009-2A 4.52% due 08/20/26*	52,309	52,407
Thornburg Mtg. Securities Trust, VRS Series 2005-1, Class A3 2.37% due 04/25/45(4)	240,358	239,101
USAA Auto Owner Trust Series 2008-1, Class A4 4.50% due 10/15/13	431,457	439,150
Wachovia Bank Commercial Mtg. Trust, VRS Series 2006-C26, Class A3 6.01% due 06/15/45(3)	150,000	163,336
Wells Fargo Mtg. Backed Securities Trust, FRS Series 2005-AR2, Class 2A2 2.74% due 03/25/35(4)	340,355	307,049

Security Description	Principal Amount(19)	Value (Note 3)
Diversified Financial Services (continued)
Wells Fargo Mtg. Backed Securities Trust, FRS Series 2004-BB, Class A2 2.75% due 01/25/35(4)	$467,696	$427,481
Wells Fargo Mtg. Backed Securities Trust, FRS Series 2006-AR14, Class 2A1 5.37% due 10/25/36(4)	175,854	141,458
WF-RBS Commercial Mtg. Trust, VRS Series 2011-C2, Class XA 1.38% due 02/15/44*(3)(18)	1,130,717	69,750
WF-RBS Commercial Mtg. Trust, VRS Series 2011-C2, Class A4 4.87% due 02/15/44*(3)	265,000	271,097
Total Asset Backed Securities (cost $14,714,708)		15,159,868
CONVERTIBLE BONDS & NOTES — 0.0%
Telecom Services — 0.0%
ICO North America, Inc. Escrow Notes 7.50% due 08/15/09†(1)(2)(5)(6)(7) (cost $5,000)	5,000	6,050
U.S. CORPORATE BONDS & NOTES — 26.9%
Advertising Agencies — 0.3%
Interpublic Group of Cos., Inc. Senior Notes 6.25% due 11/15/14	218,000	238,165
Interpublic Group of Cos., Inc. Senior Notes 10.00% due 07/15/17	65,000	77,350
		315,515
Advertising Services — 0.0%
Visant Corp. Company Guar. Notes 10.00% due 10/01/17	5,000	5,400
Aerospace/Defense — 0.0%
Esterline Technologies Corp. Company Guar. Notes 7.00% due 08/01/20	20,000	20,925
Spirit Aerosystems, Inc. Company Guar. Notes 7.50% due 10/01/17	4,000	4,300
		25,225
Aerospace/Defense-Equipment — 0.0%
BE Aerospace, Inc. Senior Notes 6.88% due 10/01/20	30,000	31,050
Agricultural Chemicals — 0.0%
CF Industries, Inc. Company Guar. Notes 6.88% due 05/01/18	15,000	16,838
Incitec Pivot Finance LLC Company Guar. Notes 6.00% due 12/10/19*	3,000	3,143
		19,981

Seasons Series Trust Multi-Managed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Agricultural Operations — 0.2%
Archer-Daniels-Midland Co. Senior Notes 4.48% due 03/01/21	$5,000	$5,063
Archer-Daniels-Midland Co. Senior Bonds 5.77% due 03/01/41	10,000	10,239
Cargill, Inc. Senior Notes 5.60% due 09/15/12*	205,000	218,115
		233,417
Airlines — 0.4%
Continental Airlines, Inc. Pass Through Certs. Series 1998-1, Class A 6.65% due 03/15/19	34,302	36,102
Continental Airlines, Inc. Pass Through Certs. Series 2007-1, Class B 6.90% due 04/19/22	63,849	64,327
Continental Airlines, Inc. Pass Through Certs. Series 2009-2, Class A 7.25% due 11/10/19	97,237	105,017
Delta Air Lines, Inc. Senior Sec. Notes 9.50% due 09/15/14*	4,000	4,250
Southwest Airlines Co. Pass Through Certs. Series 2007-1, Class A 6.15% due 08/01/22	168,737	183,080
US Airways Pass Through Trust Series 2010-1, Class A 6.25% due 04/22/23	30,000	29,513
		422,289
Auto-Cars/Light Trucks — 0.2%
Ford Motor Co. Senior Notes 7.45% due 07/16/31	130,000	140,739
Auto-Heavy Duty Trucks — 0.1%
Navistar International Corp. Company Guar. Notes 8.25% due 11/01/21	40,000	44,350
Auto/Truck Parts & Equipment-Original — 0.1%
Cooper-Standard Automotive, Inc. Company Guar. Notes 8.50% due 05/01/18	5,000	5,350
Dana Holding Corp. Senior Notes 6.75% due 02/15/21	10,000	10,000
Johnson Controls, Inc. Senior Notes
5.70% due 03/01/41	10,000	10,013
Lear Corp. Company Guar. Notes 7.88% due 03/15/18	2,000	2,175

Security Description	Principal Amount(19)	Value (Note 3)
Auto/Truck Parts & Equipment-Original (continued)
Lear Corp. Company Guar. Notes 8.13% due 03/15/20	$17,000	$18,700
Tenneco, Inc. Company Guar. Notes 8.13% due 11/15/15	35,000	37,450
		83,688
Banks-Commercial — 0.8%
BB&T Corp. Senior Notes 3.20% due 03/15/16	17,000	16,884
Branch Banking & Trust Co. FRS Sub. Notes 0.61% due 05/23/17	7,000	6,356
CIT Group, Inc. Senior Sec. Notes 7.00% due 05/01/15	45,000	45,394
CIT Group, Inc. Senior Sec. Notes 7.00% due 05/01/17	3,205	3,209
Credit Suisse New York Sub. Notes 6.00% due 02/15/18	334,000	354,741
First Horizon National Corp. Senior Notes 5.38% due 12/15/15	15,000	15,672
KeyBank NA Sub. Notes 7.41% due 10/15/27	4,000	4,530
National City Bank Sub. Notes 5.80% due 06/07/17	250,000	273,371
Regions Bank Sub. Notes 7.50% due 05/15/18	10,000	10,570
Regions Financial Corp. Senior Notes 5.75% due 06/15/15	12,000	12,225
US Bank NA FRS Sub. Notes 3.78% due 04/29/20	20,000	20,368
		763,320
Banks-Fiduciary — 0.0%
State Street Capital Trust IV FRS Ltd. Guar. Notes 1.31% due 06/15/67	34,000	28,055
Banks-Money Center — 0.1%
Chase Capital III FRS Ltd. Guar. Notes 0.86% due 03/01/27	19,000	15,984
NB Capital Trust IV Ltd. Guar. Notes 8.25% due 04/15/27	90,000	92,475
		108,459

Seasons Series Trust Multi-Managed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Banks-Mortgage — 0.1%
Provident Funding Associates LP Senior Sec. Notes 10.25% due 04/15/17*	$45,000	$50,175
Banks-Super Regional — 1.4%
BAC Capital Trust XI Ltd. Guar. Notes 6.63% due 05/23/36	240,000	234,694
BAC Capital Trust XIII FRS Ltd. Guar. Notes 0.71% due 03/15/12(8)	41,000	28,764
BAC Capital Trust XV FRS Ltd. Guar. Notes 1.11% due 06/01/56	10,000	6,917
Bank of America NA Sub. Notes 5.30% due 03/15/17	20,000	20,533
Capital One Financial Corp. Sub. Notes 6.15% due 09/01/16	50,000	54,753
Fifth Third Bancorp Senior Notes 3.63% due 01/25/16	136,000	135,880
Huntington Bancshares, Inc. Sub. Notes 7.00% due 12/15/20	9,000	9,936
JPMorgan Chase Bank NA Sub. Notes 5.88% due 06/13/16	11,000	12,112
KeyCorp Senior Notes 5.10% due 03/24/21	4,000	3,975
PNC Preferred Funding Trust II FRS Jr. Sub. Bonds 6.11% due 03/15/12*(8)	17,000	14,195
SunTrust Banks, Inc. Senior Notes 3.60% due 04/15/16	140,000	139,165
SunTrust Banks, Inc. Senior Notes 6.00% due 09/11/17	10,000	11,009
SunTrust Banks, Inc. Sub. Notes 6.00% due 02/15/26	2,000	1,934
Wachovia Capital Trust III Ltd. FRS Guar. Notes 5.57% due 05/16/11(8)	12,000	11,010
Wachovia Corp. FRS Senior Notes 0.58% due 06/15/17	15,000	14,384
Wachovia Corp. Sub. Notes 5.63% due 10/15/16	25,000	27,016
Wachovia Corp. Senior Notes 5.75% due 02/01/18	475,000	523,282
Wells Fargo & Co. FRS Senior Notes 0.50% due 10/28/15	17,000	16,616

Security Description	Principal Amount(19)	Value (Note 3)
Banks-Super Regional (continued)
Wells Fargo & Co. Senior Notes 3.68% due 06/15/16	$75,000	$75,443
Wells Fargo & Co. Notes 4.60% due 04/01/21	11,000	10,878
Wells Fargo & Co. FRS Jr. Sub. Bonds 7.98% due 03/15/18(8)	10,000	10,950
		1,363,446
Beverages-Wine/Spirits — 0.1%
Constellation Brands, Inc. Company Guar. Notes 7.25% due 09/01/16	5,000	5,406
Constellation Brands, Inc. Company Guar. Notes 7.25% due 05/15/17	40,000	43,400
		48,806
Brewery — 0.4%
Anheuser-Busch InBev Worldwide, Inc. Company Guar. 3.63% due 04/15/15	175,000	181,070
Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 7.75% due 01/15/19	175,000	215,304
		396,374
Broadcast Services/Program — 0.4%
Clear Channel Communications, Inc. Company Guar. Notes 10.75% due 08/01/16	4,000	3,810
Discovery Communications LLC Company Guar. Notes 3.70% due 06/01/15	175,000	180,786
Liberty Media LLC Senior Notes 8.25% due 02/01/30	40,000	38,900
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc. Sec. Notes 8.88% due 04/15/17	8,000	8,660
Turner Broadcasting, Inc. Company Guar. Notes 8.38% due 07/01/13	140,000	159,588
		391,744
Building Products-Wood — 0.1%
Masco Corp. Senior Notes 6.13% due 10/03/16	40,000	41,027
Masco Corp. Bonds 6.50% due 08/15/32	25,000	22,557
		63,584
Building-Residential/Commercial — 0.0%
K. Hovnanian Enterprises, Inc. Senior Sec. Notes 10.63% due 10/15/16	10,000	10,625

Seasons Series Trust Multi-Managed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Building-Residential/Commercial (continued)
Standard Pacific Corp. Sec. Notes 8.38% due 05/15/18	$5,000	$5,194
		15,819
Cable/Satellite TV — 1.2%
AT&T Broadband Company Guar. Notes 8.38% due 03/15/13	230,000	259,214
COX Communications, Inc. Senior Notes 5.45% due 12/15/14	120,000	132,442
COX Communications, Inc. Senior Notes 6.25% due 06/01/18*	75,000	83,626
COX Communications, Inc. Notes 7.13% due 10/01/12	10,000	10,856
COX Communications, Inc. Senior Notes 8.38% due 03/01/39*	130,000	165,016
CSC Holdings LLC Senior Notes 7.63% due 07/15/18	135,000	147,825
CSC Holdings LLC Senior Notes 8.63% due 02/15/19	5,000	5,725
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. Company Guar. Notes 3.50% due 03/01/16	185,000	185,402
Echostar DBS Corp. Company Guar. Notes 7.75% due 05/31/15	8,000	8,760
Insight Communications Co., Inc. Senior Notes 9.38% due 07/15/18*	10,000	11,100
TCI Communications, Inc. Senior Bonds 7.13% due 02/15/28	10,000	11,343
Time Warner Cable, Inc. Company Guar. Notes 5.85% due 05/01/17	125,000	136,712
		1,158,021
Capacitors — 0.0%
Kemet Corp. Senior Sec. Notes 10.50% due 05/01/18	5,000	5,638
Casino Hotels — 0.1%
CityCenter Holdings LLC/CityCenter Finance Corp. Sec. Notes 10.75% due 01/15/17*(9)	10,000	10,325
Harrah's Operating Co., Inc. Senior Sec. Notes 11.25% due 06/01/17	10,000	11,362
MGM Resorts International, Inc. Senior Sec. Notes 11.13% due 11/15/17	6,000	6,870

Security Description	Principal Amount(19)	Value (Note 3)
Casino Hotels (continued)
Turning Stone Resort Casino Enterprise Senior Notes 9.13% due 09/15/14*	$5,000	$5,150
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 1st. Mtg. Notes 7.75% due 08/15/20	15,000	15,900
		49,607
Casino Services — 0.0%
Chukchansi Economic Development Authority Senior Notes 8.00% due 11/15/13*	5,000	3,700
Cellular Telecom — 0.4%
Cellco Partnership/Verizon Wireless Capital LLC Senior Notes 5.55% due 02/01/14	130,000	142,745
Cellco Partnership/Verizon Wireless Capital LLC Senior Notes 8.50% due 11/15/18	165,000	211,994
Cricket Communications, Inc. Senior Sec. Notes 7.75% due 05/15/16	35,000	37,188
Cricket Communications, Inc. Company Guar. Notes 7.75% due 10/15/20	10,000	10,075
Nextel Communications, Inc. Company Guar. Notes 7.38% due 08/01/15	14,000	14,053
		416,055
Chemicals-Diversified — 0.3%
Celanese US Holdings LLC Company Guar. Notes 6.63% due 10/15/18*	5,000	5,150
Dow Chemical Co. Senior Notes 4.25% due 11/15/20	130,000	124,154
EI du Pont de Nemours & Co. FRS Senior Notes 0.73% due 03/25/14	5,000	5,010
Lyondell Chemical Co. Senior Sec. Notes 8.00% due 11/01/17*	100,000	110,250
PPG Industries, Inc. Senior Notes 1.90% due 01/15/16	3,000	2,842
PPG Industries, Inc. Senior Notes 3.60% due 11/15/20	15,000	14,124
PPG Industries, Inc. Senior Notes 5.50% due 11/15/40	6,000	5,846
Solutia, Inc. Company Guar. Notes 7.88% due 03/15/20	5,000	5,425
		272,801
Chemicals-Specialty — 0.2%
Cytec Industries, Inc. Senior Notes 4.60% due 07/01/13	90,000	94,951

Seasons Series Trust Multi-Managed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Chemicals-Specialty (continued)
Eastman Chemical Co. Debentures 7.25% due 01/15/24	$25,000	$29,000
Huntsman International LLC Company Guar. Notes 8.63% due 03/15/21*	10,000	10,900
Lubrizol Corp. Company Guar. Bonds 6.50% due 10/01/34	10,000	10,905
Nalco Co. Senior Notes 6.63% due 01/15/19*	25,000	25,719
		171,475
Coal — 0.2%
Arch Coal, Inc. Company Guar. Notes 8.75% due 08/01/16	10,000	11,175
Consol Energy, Inc. Company Guar. Notes 8.00% due 04/01/17	10,000	10,950
Consol Energy, Inc. Company Guar. Notes 8.25% due 04/01/20	25,000	27,719
Foresight Energy LLC/Foresight Energy Corp. Company Guar. Notes 9.63% due 08/15/17*	5,000	5,381
Patriot Coal Corp. Company Guar. Notes 8.25% due 04/30/18	11,000	11,715
Peabody Energy Corp. Company Guar. Notes 6.50% due 09/15/20	65,000	69,712
		136,652
Commercial Services — 0.0%
Ceridian Corp. Company Guar. Notes 11.25% due 11/15/15	15,000	15,600
Commercial Services-Finance — 0.0%
Moody's Corp. Senior Notes 5.50% due 09/01/20	4,000	4,057
Computer Services — 0.1%
Affiliated Computer Services, Inc. Senior Notes 5.20% due 06/01/15	11,000	11,862
Compucom Systems, Inc. Senior Sub. Notes 12.50% due 10/01/15*	5,000	5,406
International Business Machines Corp. Senior Notes 6.22% due 08/01/27	20,000	23,015
		40,283
Computers-Memory Devices — 0.0%
Spansion LLC Company Guar. Notes 7.88% due 11/15/17*	5,000	5,088

Security Description	Principal Amount(19)	Value (Note 3)
Consulting Services — 0.0%
FTI Consulting, Inc. Company Guar. Notes 6.75% due 10/01/20*	$15,000	$15,188
Consumer Products-Misc. — 0.0%
Kimberly-Clark Corp. Senior Notes 5.30% due 03/01/41	4,000	4,042
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC Company Guar. Notes 9.00% due 04/15/19*	5,000	5,175
		9,217
Containers-Metal/Glass — 0.2%
Ball Corp. Company Guar. Notes 6.75% due 09/15/20	50,000	52,250
Ball Corp. Company Guar. Notes 7.13% due 09/01/16	25,000	27,344
Ball Corp. Company Guar. Notes 7.38% due 09/01/19	11,000	11,907
Crown Americas LLC/Crown Americas Capital Corp. II Company Guar. Notes 7.63% due 05/15/17	65,000	71,012
Crown Cork & Seal Co., Inc. Senior Notes 7.38% due 12/15/26	3,000	2,959
Owens-Brockway Glass Container, Inc. Company Guar. Notes 7.38% due 05/15/16	55,000	60,294
		225,766
Containers-Paper/Plastic — 0.0%
Berry Plastics Corp. Senior Sec. Notes 9.50% due 05/15/18	3,000	2,985
Rock-Tenn Co. Company Guar. Notes 9.25% due 03/15/16	20,000	22,000
		24,985
Cosmetics & Toiletries — 0.0%
Revlon Consumer Products Corp. Senior Sec. Notes 9.75% due 11/15/15	5,000	5,413
Decision Support Software — 0.0%
PGS Solutions Company Guar. Notes 9.63% due 02/15/15	10,000	9,950
Dialysis Centers — 0.0%
DaVita, Inc. Company Guar. Notes 6.63% due 11/01/20	10,000	10,125
Distribution/Wholesale — 0.0%
American Tire Distributors, Inc. Senior Sec. Notes 9.75% due 06/01/17	5,000	5,500

Seasons Series Trust Multi-Managed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Distribution/Wholesale (continued)
McJunkin Red Man Corp. Senior Sec. Notes 9.50% due 12/15/16*	$10,000	$10,125
		15,625
Diversified Banking Institutions — 3.4%
Bank of America Corp. FRS Senior Notes 1.72% due 01/30/14	10,000	10,163
Bank of America Corp. Sub. Notes 5.42% due 03/15/17	100,000	102,088
Bank of America Corp. Senior Notes 5.88% due 01/05/21	100,000	104,418
Bank of America Corp. Senior Notes 6.50% due 08/01/16	26,000	28,772
Bank of America Corp. Senior Notes 7.38% due 05/15/14	95,000	107,286
Bank of America Corp. FRS Jr. Sub. Notes 8.00% due 01/30/18(8)	22,000	23,658
Citigroup, Inc. Senior Notes 4.59% due 12/15/15	60,000	62,043
Citigroup, Inc. Sub. Notes 5.00% due 09/15/14	31,000	32,370
Citigroup, Inc. Senior Bonds 5.50% due 08/27/12	205,000	215,991
Citigroup, Inc. Sub. Notes 6.00% due 10/31/33	10,000	9,549
Citigroup, Inc. Senior Notes 6.13% due 05/15/18	100,000	109,071
Citigroup, Inc. Sub. Notes 6.13% due 08/25/36	100,000	95,360
Citigroup, Inc. Senior Notes 6.50% due 08/19/13	75,000	82,002
Goldman Sachs Group, Inc. Senior Notes 3.63% due 02/07/16	50,000	49,528
Goldman Sachs Group, Inc. Senior Notes 3.70% due 08/01/15	230,000	231,697
Goldman Sachs Group, Inc. Sub. Notes 5.63% due 01/15/17	173,000	182,309
Goldman Sachs Group, Inc. Senior Notes 5.95% due 01/18/18	12,000	12,886
Goldman Sachs Group, Inc. Sub. Notes 5.95% due 01/15/27	175,000	175,867

Security Description	Principal Amount(19)	Value (Note 3)
Diversified Banking Institutions (continued)
Goldman Sachs Group, Inc. Senior Notes 6.25% due 02/01/41	$117,000	$116,515
Goldman Sachs Group, Inc. Sub. Notes 6.45% due 05/01/36	60,000	58,678
JPMorgan Chase & Co. FRS Sub. Notes 1.54% due 09/01/15	21,000	21,000
JPMorgan Chase & Co. Senior Notes 3.45% due 03/01/16	63,000	62,775
JP Morgan Chase & Co. Senior Notes 4.25% due 10/15/20	125,000	119,464
JPMorgan Chase & Co. Sub. Notes 5.13% due 09/15/14	290,000	311,263
JPMorgan Chase & Co. Sub. Notes 6.13% due 06/27/17	23,000	25,029
JPMorgan Chase & Co. FRS Jr. Sub Notes 7.90% due 04/30/18(8)	10,000	10,941
JPMorgan Chase Capital XXII Ltd. Guar. Notes 6.45% due 01/15/87	225,000	226,440
JPMorgan Chase Capital XXIII FRS Ltd. Guar. Bonds 1.31% due 05/15/77	5,000	4,139
Morgan Stanley Sub. Notes 4.75% due 04/01/14	180,000	187,563
Morgan Stanley Senior Notes 5.55% due 04/27/17	38,000	39,970
Morgan Stanley Senior Notes 5.63% due 09/23/19	100,000	102,133
Morgan Stanley Senior Notes 5.75% due 08/31/12	130,000	137,898
Morgan Stanley Senior Notes 5.75% due 01/25/21	150,000	151,394
Morgan Stanley Senior Notes 5.95% due 12/28/17	15,000	16,112
Morgan Stanley Senior Notes 6.63% due 04/01/18	100,000	109,912
Nationsbank Corp. Sub. Notes 7.25% due 10/15/25	4,000	4,196
		3,340,480
Diversified Financial Services — 0.9%
Citigroup Capital XXI FRS Company Guar. Bonds 8.30% due 12/21/77	21,000	21,840

Seasons Series Trust Multi-Managed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Diversified Financial Services (continued)
General Electric Capital Corp. Senior Notes 3.75% due 11/14/14	$160,000	$166,703
General Electric Capital Corp. Senior Notes 4.38% due 09/16/20	15,000	14,577
General Electric Capital Corp. Senior Notes 4.63% due 01/07/21	150,000	147,723
General Electric Capital Corp. Sub. Notes 5.30% due 02/11/21	150,000	152,350
General Electric Capital Corp. Senior Notes 5.63% due 05/01/18	150,000	162,168
General Electric Capital Corp. Senior Notes 5.88% due 01/14/38	16,000	15,796
General Electric Capital Corp. Senior Notes 6.00% due 06/15/12	155,000	164,135
General Electric Capital Corp. Senior Notes 6.15% due 08/07/37	33,000	33,736
General Electric Capital Corp. Senior Notes 6.88% due 01/10/39	35,000	39,060
		918,088
Diversified Manufacturing Operations — 0.0%
General Electric Co. Senior Notes 5.25% due 12/06/17	6,000	6,534
Harsco Corp. Senior Notes 2.70% due 10/15/15	20,000	19,673
		26,207
E-Commerce/Services — 0.1%
Expedia, Inc. Company Guar. Notes 8.50% due 07/01/16	10,000	10,875
NetFlix, Inc. Company Guar. Notes 8.50% due 11/15/17	30,000	33,787
		44,662
Electric-Distribution — 0.0%
Oglethorpe Power Corp. 1st. Mtg. Notes 5.38% due 11/01/40	10,000	9,378
Electric-Generation — 0.2%
AES Corp. Senior Notes 8.00% due 10/15/17	20,000	21,500
AES Corp. Senior Notes 8.00% due 06/01/20	85,000	91,800

Security Description	Principal Amount(19)	Value (Note 3)
Electric-Generation (continued)
Allegheny Energy Supply Co. LLC Senior Notes 6.75% due 10/15/39*	$18,000	$17,091
Edison Mission Energy Senior Notes 7.00% due 05/15/17	15,000	12,037
		142,428
Electric-Integrated — 1.2%
Ameren Energy Generating Co. Senior Notes 6.30% due 04/01/20	14,000	13,761
CenterPoint Energy Houston Electric LLC General Refunding Mtg. 7.00% due 03/01/14	65,000	73,712
Cleco Power LLC Senior Notes 6.00% due 12/01/40	10,000	9,549
Commonwealth Edison Co. 1st Mtg. Bonds 5.80% due 03/15/18	120,000	132,568
Dominion Resources, Inc. Senior Notes 5.25% due 08/01/33	25,000	27,020
Edison International Senior Notes 3.75% due 09/15/17	96,000	94,481
Entergy Corp. Senior Notes 3.63% due 09/15/15	155,000	153,392
Entergy Louisiana LLC 1st Mtg. Notes 4.80% due 05/01/21	8,000	7,903
Exelon Generation Co. LLC Senior Notes 5.75% due 10/01/41	8,000	7,338
FirstEnergy Corp. Senior Notes 7.38% due 11/15/31	10,000	10,832
Great Plains Energy, Inc. Senior Notes 2.75% due 08/15/13	10,000	10,124
Ipalco Enterprises, Inc. Senior Sec. Notes 7.25% due 04/01/16*	20,000	21,650
Mirant Mid-Atlantic LLC Pass Through Certs., Series B 9.13% due 06/30/17	8,944	9,727
Oncor Electric Delivery Co. LLC Senior Sec. Notes 7.00% due 09/01/22	15,000	17,253
Progress Energy, Inc. Senior Notes 4.40% due 01/15/21	280,000	277,919
Progress Energy, Inc. Senior Notes 6.00% due 12/01/39	10,000	10,280
Southern Energy, Inc. Escrow Notes 7.90% due 07/15/09†(1)(2)	30,000	0

Seasons Series Trust Multi-Managed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Electric-Integrated (continued)
Teco Finance, Inc. Company Guar. Notes 6.57% due 11/01/17	$4,000	$4,544
Union Electric Co. Senior Sec. Notes 6.40% due 06/15/17	270,000	306,316
		1,188,369
Electric-Transmission — 0.2%
ITC Holdings Corp. Senior Notes 6.05% due 01/31/18*	180,000	196,723
Electronic Components-Misc. — 0.0%
Jabil Circuit, Inc. Senior Notes 5.63% due 12/15/20	10,000	9,937
Jabil Circuit, Inc. Senior Notes 7.75% due 07/15/16	5,000	5,675
Jabil Circuit, Inc. Senior Notes 8.25% due 03/15/18	11,000	12,485
		28,097
Electronic Components-Semiconductors — 0.0%
Freescale Semiconductor, Inc. Company Guar. Notes 9.13% due 12/15/14(9)	3,000	3,090
Freescale Semiconductor, Inc. Senior Sec. Notes 10.13% due 03/15/18*	3,000	3,360
National Semiconductor Corp. Senior Notes 6.60% due 06/15/17	12,000	13,205
		19,655
Electronics-Military — 0.0%
L-3 Communications Corp. Company Guar. Notes 4.95% due 02/15/21	10,000	10,058
Enterprise Software/Service — 0.0%
Mantech International Corp. Company Guar. Notes 7.25% due 04/15/18	30,000	31,500
Finance-Auto Loans — 0.0%
Ford Motor Credit Co., LLC Senior Notes 5.75% due 02/01/21	20,000	19,750
Ford Motor Credit Co., LLC Senior Notes 12.00% due 05/15/15	2,000	2,517
		22,267
Finance-Commercial — 0.0%
Textron Financial Corp. Senior Notes 5.40% due 04/28/13	12,000	12,618
Finance-Consumer Loans — 0.3%
SLM Corp. Senior Notes 5.63% due 08/01/33	90,000	76,945

Security Description	Principal Amount(19)	Value (Note 3)
Finance-Consumer Loans (continued)
SLM Corp. Senior Notes 6.25% due 01/25/16	$116,000	$120,930
SLM Corp. Senior Notes 8.00% due 03/25/20	45,000	49,050
SLM Corp. Senior Notes 8.45% due 06/15/18	15,000	16,800
		263,725
Finance-Credit Card — 0.0%
Capital One Capital III Ltd. Guar. Bonds 7.69% due 08/15/36	6,000	6,173
Finance-Investment Banker/Broker — 0.6%
Jefferies Group, Inc. Senior Notes 3.88% due 11/09/15	20,000	19,957
Lazard Group LLC Senior Notes 6.85% due 06/15/17	270,000	287,421
Lehman Brothers Holdings Capital Trust VII FRS Ltd. Guar. Notes 5.86% due 05/31/12†(5)(8)(10)	8,000	1
Lehman Brothers Holdings, Inc. Senior Notes 5.50% due 04/04/16†(5)(10)	10,000	2,562
Lehman Brothers Holdings, Inc. Sub. Notes 6.75% due 12/28/17†(5)(10)	9,000	1
Lehman Brothers Holdings, Inc. Sub. Notes 7.50% due 05/11/38†(5)(10)	11,000	1
Merrill Lynch & Co., Inc. Sub. Notes 6.05% due 05/16/16	19,000	20,081
Merrill Lynch & Co., Inc. Sub. Notes 6.11% due 01/29/37	200,000	189,683
Merrill Lynch & Co., Inc. Sub. Notes 6.22% due 09/15/26	100,000	99,427
		619,134
Finance-Other Services — 0.2%
ERAC USA Finance LLC Company Guar. Notes 2.25% due 01/10/14*	38,000	37,909
ERAC USA Finance LLC Company Guar. Notes 2.75% due 07/01/13*	80,000	80,988
ERAC USA Finance LLC Company Guar. Notes 7.00% due 10/15/37*	70,000	76,267
SquareTwo Financial Corp. Senior Sec. Notes 11.63% due 04/01/17*	5,000	5,075
		200,239

Seasons Series Trust Multi-Managed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Financial Guarantee Insurance — 0.0%
Assured Guaranty Municipal Holdings, Inc. FRS Company Guar. Notes 6.40% due 12/15/66*	$25,000	$16,375
Firearms & Ammunition — 0.0%
FGI Operating Co, Inc. Senior Sec. Notes 10.25% due 08/01/15	5,000	5,331
Food-Canned — 0.0%
Blue Merger Sub, Inc. Company Guar. Notes 7.63% due 02/15/19*	15,000	15,206
Food-Meat Products — 0.0%
Smithfield Foods, Inc. Senior Sec. Notes 10.00% due 07/15/14	30,000	35,325
Food-Misc. — 0.1%
Kraft Foods, Inc. Senior Notes 6.25% due 06/01/12	73,000	77,434
Kraft Foods, Inc. Senior Notes 6.50% due 02/09/40	23,000	24,566
		102,000
Food-Retail — 0.0%
Ahold Finance USA LLC Company Guar. Notes 6.88% due 05/01/29	10,000	10,957
Funeral Services & Related Items — 0.0%
Carriage Services, Inc. Company Guar. Notes 7.88% due 01/15/15	15,000	15,300
Gambling (Non-Hotel) — 0.0%
Downstream Development Authority Senior Sec. Notes 12.00% due 10/15/15*	10,000	10,550
Gas-Distribution — 0.1%
CenterPoint Energy, Inc. Senior Notes 6.50% due 05/01/18	85,000	95,448
KeySpan Gas East Corp. Senior Bonds 5.82% due 04/01/41*	20,000	20,003
Sempra Energy FRS Senior Notes 1.07% due 03/15/14	5,000	5,025
Southern Union Co. Senior Notes 7.60% due 02/01/24	12,000	13,352
		133,828
Gas-Transportation — 0.0%
Sabine Pass LNG LP Senior Sec. Notes 7.25% due 11/30/13	5,000	5,113

Security Description	Principal Amount(19)	Value (Note 3)
Hazardous Waste Disposal — 0.0%
Clean Harbors, Inc. Senior Sec. Notes 7.63% due 08/15/16	$5,000	$5,306
Home Furnishings — 0.0%
Norcraft Cos., LP/Norcraft Finance Corp. Senior Sec. Notes 10.50% due 12/15/15	5,000	5,344
Independent Power Producers — 0.1%
Calpine Corp. Senior Sec. Notes 7.88% due 07/31/20*	10,000	10,625
Calpine Corp. Escrow Notes 8.75% due 07/15/13†(1)(2)	40,000	0
Dynegy-Roseton/Danskammer Pass Through Certs. Series B 7.67% due 11/08/16	10,000	9,450
GenOn Escrow Corp. Senior Notes 9.50% due 10/15/18*	5,000	5,200
NRG Energy, Inc. Company Guar. Notes 7.38% due 02/01/16	10,000	10,350
NRG Energy, Inc. Company Guar. Notes 7.38% due 01/15/17	35,000	36,487
NRG Energy, Inc. Company Guar. Notes 8.25% due 09/01/20*	15,000	15,600
		87,712
Insurance-Life/Health — 0.3%
Jefferson-Pilot Corp. Senior Notes 4.75% due 01/30/14	10,000	10,512
Nationwide Financial Services, Inc. Senior Notes 5.90% due 07/01/12	14,000	14,514
Pacific Life Insurance Co. Sub. Notes 9.25% due 06/15/39*	85,000	111,727
Protective Life Corp. Senior Notes 8.45% due 10/15/39	24,000	26,771
Prudential Financial, Inc. Senior Notes 4.50% due 11/15/20	19,000	18,611
Symetra Financial Corp. Senior Notes 6.13% due 04/01/16*	75,000	77,941
		260,076
Insurance-Multi-line — 0.4%
Genworth Financial, Inc. Senior Notes 7.63% due 09/24/21	4,000	4,013
Hartford Financial Services Group, Inc. Senior Notes 5.38% due 03/15/17	90,000	93,236

Seasons Series Trust Multi-Managed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Insurance-Multi-line (continued)
Hartford Financial Services Group, Inc. FRS Jr. Sub. Debentures 8.13% due 06/15/68	$55,000	$60,225
Metropolitan Life Global Funding I Senior Sec. Notes 2.88% due 09/17/12*	20,000	20,395
Nationwide Mutual Insurance Co. Sub. Notes 9.38% due 08/05/39*	175,000	212,818
		390,687
Insurance-Mutual — 0.5%
Liberty Mutual Group, Inc. Senior Notes 5.75% due 03/15/14*	10,000	10,498
Liberty Mutual Group, Inc. Company Guar. Notes 7.80% due 03/07/87*	20,000	19,900
Liberty Mutual Insurance Co. Sub. Notes 7.70% due 10/15/97*	320,000	294,278
Massachusetts Mutual Life Insurance Co. Sub. Notes 8.88% due 06/01/39*	120,000	164,107
		488,783
Insurance-Property/Casualty — 0.8%
ACE Capital Trust II Ltd. Guar. Notes 9.70% due 04/01/30	240,000	302,400
Everest Reinsurance Holdings, Inc. FRS Jr. Sub. Bonds 6.60% due 05/15/37	290,000	275,500
W.R. Berkley Corp. Senior Notes 5.60% due 05/15/15	210,000	222,094
		799,994
Machinery-Farming — 0.1%
Case New Holland, Inc. Senior Notes 7.88% due 12/01/17*	41,000	45,561
CNH America LLC Company Guar. Notes 7.25% due 01/15/16	25,000	27,313
		72,874
Medical Instruments — 0.0%
Accellent, Inc. Senior Sec. Notes 8.38% due 02/01/17	5,000	5,363
Medical Labs & Testing Services — 0.1%
Quest Diagnostics, Inc. FRS Company Guar. Notes 1.16% due 03/24/14	12,000	12,035
Quest Diagnostics, Inc. Company Guar. Notes 3.20% due 04/01/16	85,000	84,488

Security Description	Principal Amount(19)	Value (Note 3)
Medical Labs & Testing Services (continued)
Quest Diagnostics, Inc. Company Guar. Notes 4.70% due 04/01/21	$14,000	$13,857
		110,380
Medical Products — 0.1%
Becton Dickinson and Co. Senior Notes 7.00% due 08/01/27	10,000	11,816
Fresenius U.S. Finance II Company Guar. Notes 9.00% due 07/15/15*	20,000	22,925
Universal Hospital Services, Inc. Senior Sec. Notes 8.50% due 06/01/15(9)	5,000	5,219
		39,960
Medical-Biomedical/Gene — 0.1%
Bio-Rad Laboratories, Inc. Senior Sub. Notes 8.00% due 09/15/16	5,000	5,538
Celgene Corp. Senior Notes 2.45% due 10/15/15	75,000	72,584
Genzyme Corp. Company Guar. Notes 3.63% due 06/15/15	5,000	5,194
		83,316
Medical-HMO — 0.0%
CIGNA Corp. Senior Bonds 5.88% due 03/15/41	5,000	4,907
Medical-Hospitals — 0.3%
Capella Healthcare, Inc. Company Guar. Notes 9.25% due 07/01/17*	12,000	12,780
HCA, Inc. Senior Sec. Notes 7.25% due 09/15/20	25,000	26,750
HCA, Inc. Senior Notes 7.50% due 11/15/95	15,000	12,300
HCA, Inc. Senior Sec. Notes 8.50% due 04/15/19	115,000	127,650
Select Medical Corp. Company Guar. Notes 7.63% due 02/01/15	20,000	20,350
Tenet Healthcare Corp Senior Sec. Notes 8.88% due 07/01/19	75,000	85,500
Tenet Healthcare Corp. Senior Notes 9.25% due 02/01/15	20,000	22,025
		307,355
Medical-Wholesale Drug Distribution — 0.2%
Cardinal Health, Inc. Senior Notes 4.63% due 12/15/20	150,000	149,192

Seasons Series Trust Multi-Managed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Metal-Aluminum — 0.1%
Alcoa, Inc. Senior Notes 6.15% due 08/15/20	$105,000	$110,956
Metal-Iron — 0.0%
Cliffs Natural Resources, Inc. Senior Notes 4.88% due 04/01/21	4,000	3,946
Cliffs Natural Resources, Inc. Senior Bonds 6.25% due 10/01/40	10,000	9,933
		13,879
MRI/Medical Diagnostic Imaging — 0.0%
Radnet Management, Inc. Company Guar. Notes 10.38% due 04/01/18	10,000	10,113
Multimedia — 1.6%
Historic TW, Inc. Company Guar. Notes 6.63% due 05/15/29	280,000	298,568
NBC Universal, Inc. Senior Notes 2.88% due 04/01/16*	15,000	14,654
NBC Universal, Inc. Senior Notes 3.65% due 04/30/15*	155,000	159,129
NBC Universal, Inc. Senior Notes 6.40% due 04/30/40*	10,000	10,267
News America, Inc. Company Guar. Bonds 6.15% due 02/15/41*	115,000	114,039
News America, Inc. Company Guar. Notes 6.20% due 12/15/34	15,000	15,086
News America, Inc. Company Guar. Notes 6.90% due 03/01/19	225,000	262,220
Time Warner Cos., Inc. Company Guar. Notes 6.95% due 01/15/28	20,000	21,905
Time Warner Entertainment Co. LP Company Guar. Notes 8.38% due 03/15/23	270,000	332,897
Time Warner, Inc. Company Guar. Notes 4.75% due 03/29/21	5,000	4,967
Time Warner, Inc. Company Guar. Bonds 6.25% due 03/29/41	14,000	13,910
Viacom, Inc. Senior Notes 3.50% due 04/01/17	7,000	6,892
Viacom, Inc. Senior Notes 4.50% due 03/01/21	105,000	102,584
Viacom, Inc. Senior Notes 6.13% due 10/05/17	210,000	236,459
		1,593,577

Security Description	Principal Amount(19)	Value (Note 3)
Music — 0.0%
WMG Acquisition Corp. Senior Sec. Notes 9.50% due 06/15/16	$10,000	$10,575
Networking Products — 0.0%
Juniper Networks, Inc. Senior Notes 5.95% due 03/15/41	10,000	9,875
Non-Hazardous Waste Disposal — 0.0%
Allied Waste North America, Inc. Company Guar. Notes 6.88% due 06/01/17	15,000	16,350
Allied Waste North America, Inc. Company Guar. Notes 7.13% due 05/15/16	5,000	5,219
		21,569
Office Automation & Equipment — 0.3%
Xerox Corp. Senior Notes 4.25% due 02/15/15	225,000	236,846
Xerox Corp. Senior Notes 8.25% due 05/15/14	70,000	81,833
		318,679
Oil Companies-Exploration & Production — 0.4%
Alta Mesa Holdings/Alta Mesa Finance Services Corp. Senior Notes 9.63% due 10/15/18*	5,000	5,075
Anadarko Petroleum Corp. Notes 6.20% due 03/15/40	80,000	77,288
Anadarko Petroleum Corp. Senior Notes 6.95% due 06/15/19	65,000	72,966
Carrizo Oil & Gas, Inc. Company Guar. Notes 8.63% due 10/15/18*	10,000	10,600
Chesapeake Energy Corp. Company Guar. Notes 6.88% due 08/15/18	20,000	21,750
Chesapeake Energy Corp. Company Guar. Notes 6.88% due 11/15/20	15,000	16,200
Denbury Resources, Inc. Company Guar. Notes 6.38% due 08/15/21	2,000	2,050
EV Energy Partners LP / EV Energy Finance Corp. Company Guar. Notes 8.00% due 04/15/19*	5,000	5,088
Hilcorp Energy I LP/Hilcorp Finance Co. Senior Notes 7.63% due 04/15/21*	5,000	5,237
Hilcorp Energy I LP/Hilcorp Finance Co. Senior Notes 7.75% due 11/01/15*	5,000	5,175
Kerr-McGee Corp. Company Guar. Notes 7.88% due 09/15/31	31,000	35,361

Seasons Series Trust Multi-Managed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Oil Companies-Exploration & Production (continued)
Linn Energy LLC/Linn Energy Finance Corp. Company Guar. Notes 7.75% due 02/01/21*	$5,000	$5,337
Linn Energy LLC/Linn Energy Finance Corp. Senior Notes 8.63% due 04/15/20	10,000	11,100
Newfield Exploration Co. Senior Sub. Notes 7.13% due 05/15/18	15,000	16,125
Pioneer Natural Resources Co. Company Guar. Notes 5.88% due 07/15/16	55,000	57,904
Pioneer Natural Resources Co. Senior Notes 7.50% due 01/15/20	3,000	3,379
QEP Resources, Inc. Senior Notes 6.88% due 03/01/21	5,000	5,250
Range Resources Corp. Company Guar. Notes 7.50% due 10/01/17	15,000	15,975
SandRidge Energy, Inc. Company Guar. Notes 7.50% due 03/15/21*	10,000	10,375
Union Pacific Resources Group, Inc. Senior Bonds 7.15% due 05/15/28	19,000	20,100
		402,335
Oil Field Machinery & Equipment — 0.0%
Dresser-Rand Group, Inc. Company Guar. Notes 6.50% due 05/01/21*	5,000	5,156
Oil Refining & Marketing — 0.1%
Valero Energy Corp. Senior Notes 4.50% due 02/01/15	75,000	78,924
Oil-Field Services — 0.0%
Exterran Holdings, Inc. Company Guar. Notes 7.25% due 12/01/18*	10,000	10,200
Helix Energy Solutions Group, Inc. Company Guar. Notes 9.50% due 01/15/16*	5,000	5,275
Key Energy Services, Inc. Company Guar. Notes 6.75% due 03/01/21	5,000	5,087
		20,562
Paper & Related Products — 0.2%
Clearwater Paper Corp. Company Guar. Notes 7.13% due 11/01/18*	30,000	31,425
Georgia-Pacific LLC Company Guar. Notes 5.40% due 11/01/20*	24,000	23,699
Georgia-Pacific LLC Company Guar. Notes 7.13% due 01/15/17*	85,000	90,206

Security Description	Principal Amount(19)	Value (Note 3)
Paper & Related Products (continued)
Georgia-Pacific LLC Senior Notes 7.75% due 11/15/29	$5,000	$5,494
Verso Paper Holdings LLC/Verso Paper, Inc. Sec. Notes 8.75% due 02/01/19*	4,000	4,160
		154,984
Pharmacy Services — 0.1%
Express Scripts, Inc. Company Guar. Notes 6.25% due 06/15/14	95,000	105,540
Pipelines — 1.2%
CenterPoint Energy Resources Corp. Senior Notes 4.50% due 01/15/21*	73,000	71,559
Copano Energy LLC/Copano Energy Finance Corp. Company Guar. Notes 7.75% due 06/01/18	15,000	15,675
El Paso Corp. Senior Notes 6.88% due 06/15/14	5,000	5,585
El Paso Corp. Senior Notes 7.00% due 06/15/17	100,000	111,920
El Paso Natural Gas Co. Senior Notes 8.38% due 06/15/32	10,000	12,248
Energy Transfer Equity LP Company Guar. Notes 7.50% due 10/15/20	41,000	44,587
Energy Transfer Partners LP Senior Notes 7.50% due 07/01/38	60,000	69,397
Enterprise Products Operating LLC Company Guar. Notes 3.20% due 02/01/16	125,000	124,221
Enterprise Products Operating LLC Company Guar. Notes 5.95% due 02/01/41	20,000	19,453
Kinder Morgan Energy Partners LP Senior Notes 6.38% due 03/01/41	210,000	211,813
Kinder Morgan Finance Co., LLC Senior Sec. Notes 6.00% due 01/15/18*	25,000	25,906
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. Company Guar. Notes 6.50% due 08/15/21	5,000	4,994
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. Company Guar. Notes 8.75% due 04/15/18	5,000	5,450
NGPL PipeCo LLC Senior Notes 6.51% due 12/15/12*	225,000	241,029
Plains All American Pipeline LP/PAA Finance Corp. Company Guar. Notes 5.00% due 02/01/21	79,000	79,235
Plains All American Pipeline LP/PAA Finance Corp. Company Guar. Notes 5.63% due 12/15/13	20,000	21,801

Seasons Series Trust Multi-Managed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Pipelines (continued)
Plains All American Pipeline LP/PAA Finance Corp. Company Guar. Notes 6.50% due 05/01/18	$13,000	$14,614
Regency Energy Partners LP/Regency Energy Finance Corp. Company Guar. Notes 9.38% due 06/01/16	10,000	11,375
Rockies Express Pipeline LLC Senior Notes 5.63% due 04/15/20*	95,000	94,434
		1,185,296
Printing-Commercial — 0.1%
Deluxe Corp. Senior Notes 7.38% due 06/01/15	40,000	41,450
Publishing-Books — 0.0%
TL Acquisitions, Inc. Senior Notes 10.50% due 01/15/15*	5,000	5,100
Real Estate Investment Trusts — 1.7%
BioMed Realty LP Company Guar. Notes 3.85% due 04/15/16	5,000	4,946
Brandywine Operating Partnership LP Company Guar. Notes 4.95% due 04/15/18	5,000	4,943
Brandywine Operating Partnership LP Company Guar. Notes 5.70% due 05/01/17	6,000	6,215
Brandywine Operating Partnership LP Company Guar. Notes 5.75% due 04/01/12	75,000	77,420
Brandywine Operating Partnership LP Company Guar. Notes 7.50% due 05/15/15	125,000	141,225
Duke Realty LP Senior Notes 6.75% due 03/15/20	65,000	72,453
DuPont Fabros Technology LP Company Guar. Notes 8.50% due 12/15/17	60,000	66,075
ERP Operating LP Senior Notes 5.38% due 08/01/16	130,000	141,371
HCP, Inc. Senior Notes 3.75% due 02/01/16	75,000	75,379
HCP, Inc. Senior Notes 5.38% due 02/01/21	15,000	15,148
Health Care Property Investors, Inc. Senior Notes 6.00% due 01/30/17	125,000	134,962
Health Care REIT, Inc. Senior Notes 5.25% due 01/15/22	141,000	137,568
Health Care REIT, Inc. Senior Bonds 6.50% due 03/15/41	8,000	7,725

Security Description	Principal Amount(19)	Value (Note 3)
Real Estate Investment Trusts (continued)
Host Hotels & Resorts LP Company Guar. Notes 6.38% due 03/15/15	$40,000	$40,850
Host Hotels & Resorts LP Company Guar. Notes 6.75% due 06/01/16	55,000	56,719
Host Hotels & Resorts, Inc. Company Guar. Notes 6.00% due 11/01/20	20,000	19,650
Kimco Realty Corp. Senior Notes 5.58% due 11/23/15	205,000	221,376
Realty Income Corp. Senior Notes 6.75% due 08/15/19	130,000	148,337
Simon Property Group LP Senior Notes 6.13% due 05/30/18	65,000	72,846
United Dominion Realty Trust, Inc. Senior Notes 6.05% due 06/01/13	225,000	239,165
		1,684,373
Real Estate Management/Services — 0.2%
AMB Property LP Company Guar. Notes 6.13% due 12/01/16	165,000	180,572
Real Estate Operations & Development — 0.2%
First Industrial LP Senior Notes 5.75% due 01/15/16	10,000	9,531
Regency Centers LP Company Guar. Notes 4.95% due 04/15/14	130,000	136,696
		146,227
Recycling — 0.0%
Aleris International, Inc. Escrow Notes 9.00% due 12/15/14†(1)(2)	10,000	1
Rental Auto/Equipment — 0.0%
RSC Equipment Rental, Inc./RSC Holdings III LLC Senior Notes 8.25% due 02/01/21*	10,000	10,400
Retail-Apparel/Shoe — 0.1%
Limited Brands, Inc. Senior Notes 6.90% due 07/15/17	35,000	37,537
Limited Brands, Inc. Company Guar. Notes 7.00% due 05/01/20	20,000	21,175
		58,712
Retail-Auto Parts — 0.2%
AutoZone, Inc. Senior Notes 4.00% due 11/15/20	150,000	139,181
Retail-Building Products — 0.0%
Home Depot, Inc. Senior Bonds 5.95% due 04/01/41	10,000	9,972

Seasons Series Trust Multi-Managed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Retail-Discount — 0.0%
HSN, Inc. Company Guar. Notes 11.25% due 08/01/16	$15,000	$16,988
Retail-Drug Store — 0.3%
CVS Caremark Corp. Senior Notes 6.25% due 06/01/27	126,000	138,009
CVS Caremark Corp. Pass Through Certs. 6.94% due 01/10/30	139,794	151,932
CVS Pass-Through Trust Company Guar. Notes 5.77% due 01/31/33*	9,962	10,048
		299,989
Retail-Mail Order — 0.1%
QVC, Inc. Senior Sec. Notes 7.50% due 10/01/19*	35,000	36,750
Retail-Propane Distribution — 0.0%
Ferrellgas LP/Ferrellgas Finance Corp. Senior Notes 6.50% due 05/01/21*	20,000	19,400
Retail-Regional Department Stores — 0.1%
Federated Retail Holdings, Inc. Company Guar. Notes 5.90% due 12/01/16	95,000	102,125
Macy's Retail Holdings, Inc. Company Guar. Notes 6.90% due 04/01/29	10,000	10,125
Macy's Retail Holdings, Inc. Company Guar. Notes 7.00% due 02/15/28	5,000	5,050
		117,300
Retail-Toy Stores — 0.0%
Toys R Us Property Co. II LLC Senior Sec. Notes 8.50% due 12/01/17	8,000	8,600
Savings & Loans/Thrifts — 0.0%
Amsouth Bank NA Sub. Notes 4.85% due 04/01/13	10,000	10,175
Seismic Data Collection — 0.0%
Geokinetics Holdings USA, Inc. Senior Sec. Notes 9.75% due 12/15/14	10,000	9,613
Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc. Company Guar. Notes 6.88% due 03/15/18*	5,000	5,219
Huntington Ingalls Industries, Inc. Company Guar. Notes 7.13% due 03/15/21*	15,000	15,637
		20,856

Security Description	Principal Amount(19)	Value (Note 3)
Special Purpose Entities — 0.3%
Capital One Capital V Ltd. Guar. Notes 10.25% due 08/15/39	$70,000	$75,950
Farmers Exchange Capital Sub. Notes 7.05% due 07/15/28*	230,000	230,611
Goldman Sachs Capital III FRS Company Guar. Notes 1.08% due 09/01/12(8)	14,000	10,823
		317,384
Steel-Producers — 0.0%
Ryerson, Inc. Senior Sec. Notes 12.00% due 11/01/15	10,000	10,850
Steel Dynamics, Inc. Company Guar. Notes 7.75% due 04/15/16	5,000	5,325
		16,175
Storage/Warehousing — 0.0%
Mobile Mini, Inc. Company Guar. Notes 7.88% due 12/01/20*	10,000	10,600
Telecom Services — 0.6%
Embarq Corp. Senior Notes 7.08% due 06/01/16	14,000	15,921
PAETEC Holding Corp. Senior Sec. Notes 8.88% due 06/30/17	10,000	10,775
Qwest Corp. Senior Notes 7.50% due 10/01/14	15,000	17,137
Qwest Corp. Senior Notes 8.88% due 03/15/12	21,000	22,470
SBA Tower Trust Sec. Notes 4.25% due 04/15/15*	245,000	255,295
Verizon Global Funding Corp. Senior Notes 7.75% due 12/01/30`	190,000	228,851
		550,449
Telephone-Integrated — 0.6%
AT&T, Inc. Senior Notes 6.30% due 01/15/38	140,000	141,106
AT&T, Inc. Senior Notes 6.40% due 05/15/38	45,000	45,944
CenturyLink, Inc. Senior Notes 6.88% due 01/15/28	10,000	10,105
CenturyTel, Inc. Senior Notes 7.60% due 09/15/39	10,000	10,712
Frontier Communications Corp. Senior Notes 7.13% due 03/15/19	69,000	70,035

Seasons Series Trust Multi-Managed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Telephone-Integrated (continued)
Frontier Communications Corp. Senior Notes 8.25% due 04/15/17	$21,000	$22,680
Qwest Communications International, Inc. Company Guar. Notes 7.13% due 04/01/18	45,000	48,544
Qwest Communications International, Inc. Company Guar. Notes 8.00% due 10/01/15	41,000	45,254
Sprint Capital Corp. Company Guar. Notes 6.90% due 05/01/19	25,000	25,813
Sprint Capital Corp. Company Guar. Notes 8.75% due 03/15/32	12,000	12,765
Verizon Communications, Inc. Senior Notes 1.95% due 03/28/14	10,000	10,008
Verizon Virginia, Inc. Senior Notes 4.63% due 03/15/13	10,000	10,546
Windstream Corp. Company Guar. Notes 7.88% due 11/01/17	45,000	48,262
Windstream Corp. Company Guar. Notes 8.13% due 09/01/18	45,000	48,037
		549,811
Television — 0.3%
CBS Corp. Company Guar. Notes 8.20% due 05/15/14	225,000	263,719
CBS Corp. Company Guar. Notes 8.88% due 05/15/19	35,000	43,949
		307,668
Tobacco — 0.4%
Altria Group, Inc. Company Guar. Notes 9.25% due 08/06/19	35,000	45,677
Altria Group, Inc. Company Guar. Notes 9.70% due 11/10/18	170,000	223,570
Lorillard Tobacco Co. Company Guar. Notes 6.88% due 05/01/20	130,000	140,601
		409,848
Tools-Hand Held — 0.0%
Snap-On, Inc. Senior Notes 4.25% due 01/15/18	5,000	5,115
Transport-Air Freight — 0.0%
Atlas Air, Inc. Pass Through Certs. Series 1991-1, Class A-1 7.20% due 01/02/19	2,077	2,035

Security Description	Principal Amount(19)	Value (Note 3)
Transport-Air Freight (continued)
Atlas Air, Inc. Pass Through Certs. Series 1991-1, Class B 7.63% due 01/02/15	$26,043	$23,179
Atlas Air, Inc. Pass Through Certs. Series 2000-1, Class A 8.71% due 01/02/19	10,494	10,494
		35,708
Transport-Equipment & Leasing — 0.0%
GATX Corp. Senior Notes 3.50% due 07/15/16	10,000	9,878
Transport-Services — 0.0%
Bristow Group, Inc. Company Guar. Notes 7.50% due 09/15/17	15,000	15,769
Ryder System, Inc. Senior Notes 3.15% due 03/02/15	7,000	7,027
Ryder System, Inc. Senior Notes 3.60% due 03/01/16	8,000	8,082
		30,878
Web Hosting/Design — 0.0%
Equinix, Inc. Senior Notes 8.13% due 03/01/18	29,000	31,392
Wireless Equipment — 0.0%
American Tower Corp. Senior Notes 4.50% due 01/15/18	17,000	16,696
Motorola, Inc. Senior Notes 6.50% due 09/01/25	12,000	12,627
Motorola, Inc. Senior Notes 6.63% due 11/15/37	3,290	3,530
		32,853
Total U.S. CORPORATE BONDS & NOTES
(cost $25,156,284)		26,553,155
FOREIGN CORPORATE BONDS & NOTES — 4.5%
Banks-Commercial — 0.5%
Barclays Bank PLC FRS Jr. Sub. Bonds 5.93% due 12/15/16*(8)	16,000	14,880
Barclays Bank Sub. Notes 6.05% due 12/04/17*	110,000	114,606
Barclays Bank PLC FRS Jr. Sub. Notes 6.86% due 06/15/32*(8)	9,000	8,415
Credit Suisse AG Sub. Notes 5.40% due 01/14/20	11,000	11,110

Seasons Series Trust Multi-Managed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
FOREIGN CORPORATE BONDS & NOTES (continued)
Banks-Commercial (continued)
Groupe BPCE FRS Jr. Sub Notes 3.77% due 06/30/11(8)	$23,000	$15,377
Intesa Sanpaolo SpA FRS Notes 2.71% due 02/24/14*	15,000	15,192
Nordea Bank AB FRS Jr. Sub. Bonds 8.38% due 03/25/15(8)	8,000	8,680
Overseas-Chinese Banking Corp., Ltd. Sub. Notes 7.75% due 09/06/11*	230,000	235,877
Rabobank Nederland NV Company Guar. Notes 2.13% due 10/13/15	10,000	9,644
Royal Bank of Scotland PLC Bank Guar. Notes 3.95% due 09/21/15	50,000	50,038
Westpac Banking Corp. FRS Jr. Sub. Notes 0.65% due 09/30/11(8)	40,000	25,200
		509,019
Banks-Money Center — 0.8%
Lloyds TSB Bank PLC FRS Senior Notes 2.65% due 01/24/14	20,000	20,502
Lloyds TSB Bank PLC Bank Guar. Notes 4.88% due 01/21/16	25,000	25,778
Mizuho Financial Group Cayman, Ltd. Bank Guar. Notes 5.79% due 04/15/14*	345,000	373,642
UFJ Finance Aruba AEC Bank Guar. Bonds 6.75% due 07/15/13	355,000	390,970
		810,892
Brewery — 0.3%
Cia de Bebidas das Americas Senior Notes 8.75% due 09/15/13	250,000	285,375
Broadcast Services/Program — 0.1%
Grupo Televisa SA Senior Notes 6.63% due 01/15/40	105,000	111,250
Chemicals-Diversified — 0.0%
OXEA Finance/Cy SCA Senior Sec. Notes 9.50% due 07/15/17*	5,000	5,453
Computers-Memory Devices — 0.1%
Seagate Technology HDD Holdings Company Guar. Notes 6.80% due 10/01/16	45,000	47,194
Seagate Technology International Sec. Notes 10.00% due 05/01/14*	29,000	33,785
		80,979

Security Description	Principal Amount(19)	Value (Note 3)
Containers-Metal/Glass — 0.0%
Consumers International, Inc. Escrow Notes 10.25% due 04/01/05†(1)(2)	$20,000	$0
Diversified Banking Institutions — 0.0%
BNP Paribas Bank Guar. Notes 4.80% due 06/24/15*	10,000	10,399
HSBC Holdings PLC Senior Notes 5.10% due 04/05/21	6,000	6,031
		16,430
Diversified Manufacturing Operations — 0.1%
Bombardier, Inc. Senior Notes 7.50% due 03/15/18	20,000	21,700
Bombardier, Inc. Senior Notes 7.75% due 03/15/20*	40,000	43,450
		65,150
Diversified Minerals — 0.0%
BHP Billiton Finance USA, Ltd. Company Guar. Notes 6.42% due 03/01/26	12,000	13,763
Electric-Generation — 0.1%
Intergen NV Senior Sec. Notes 9.00% due 06/30/17*	75,000	80,813
Finance-Investment Banker/Broker — 0.0%
Macquarie Bank, Ltd. Sub. Notes 6.63% due 04/07/21*	21,000	20,989
Gold Mining — 0.0%
Gold Fields Orogen Holding BVI, Ltd. Company Guar. Notes 4.88% due 10/07/20*	20,000	19,193
Insurance-Multi-line — 0.1%
Aegon NV FRS Jr. Sub. Notes 3.54% due 07/15/14(8)	18,000	13,185
Catlin Insurance Co., Ltd. FRS Jr. Sub. Notes 7.25% due 01/19/17*(8)	11,000	10,367
XL Capital, Ltd. Senior Notes 5.25% due 09/15/14	14,000	14,749
XL Capital, Ltd. Senior Notes 6.38% due 11/15/24	9,000	9,361
		47,662
Insurance-Reinsurance — 0.0%
Validus Holdings, Ltd. Senior Notes 8.88% due 01/26/40	11,000	11,552
Internet Connectivity Services — 0.0%
eAccess, Ltd. Company Guar. Notes 8.25% due 04/01/18*	10,000	10,263

Seasons Series Trust Multi-Managed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
FOREIGN CORPORATE BONDS & NOTES (continued)
Medical-Drugs — 0.0%
AstraZeneca PLC Senior Notes 5.90% due 09/15/17	$15,000	$17,125
Sanofi-Aventis SA Senior Notes 4.00% due 03/29/21	5,000	4,917
		22,042
Medical-Generic Drugs — 0.0%
Teva Pharmaceutical Finance III BV FRS Company Guar. Notes 0.81% due 03/21/14	6,000	6,021
Metal-Diversified — 0.1%
Inco, Ltd. Senior Bonds 7.20% due 09/15/32	110,000	119,911
Oil & Gas Drilling — 0.1%
Transocean, Inc. Company Guar. Notes 4.95% due 11/15/15	115,000	121,533
Oil Companies-Exploration & Production — 0.1%
Harvest Operations Corp. Company Guar. Notes 6.88% due 10/01/17*	20,000	20,850
MEG Energy Corp. Company Guar. Notes 6.50% due 03/15/21*	5,000	5,081
Nexen, Inc. Senior Notes 7.50% due 07/30/39	9,000	10,134
OPTI Canada, Inc. Senior Sec. Notes 7.88% due 12/15/14	5,000	2,644
		38,709
Oil Companies-Integrated — 0.7%
BP Capital Markets PLC Company Guar. Notes 3.13% due 10/01/15	265,000	266,482
BP Capital Markets PLC Company Guar. Notes 3.88% due 03/10/15	20,000	20,767
BP Capital Markets PLC Company Guar. Notes 4.74% due 03/11/21	10,000	10,019
ConocoPhillips Canada Funding Co. I Notes 5.63% due 10/15/16	15,000	16,941
Norsk Hydro A/S Company Guar. Notes 7.15% due 11/15/25	30,000	36,650
Petrobras International Finance Co. Company Guar. Notes 3.88% due 01/27/16	14,000	14,027
Petrobras International Finance Co. Company Guar. Notes 5.38% due 01/27/21	225,000	225,814

Security Description	Principal Amount(19)	Value (Note 3)
Oil Companies-Integrated (continued)
Petrobras International Finance Co. Company Guar. Notes 6.75% due 01/27/41	$14,000	$14,401
Total Capital SA Company Guar. Notes 2.30% due 03/15/16	32,000	31,163
		636,264
Paper & Related Products — 0.0%
Inversiones CMPC SA Company Guar. Notes 4.75% due 01/19/18*	15,000	14,759
Pipelines — 0.0%
TransCanada Pipelines, Ltd. FRS Jr. Sub. Notes 6.35% due 05/15/67	13,000	13,053
Special Purpose Entity — 0.1%
LBG Capital No.1 PLC Bank Guar. Notes 7.88% due 11/01/20*	100,000	97,550
Steel-Producers — 0.2%
Arcelormittal Senior Notes 3.75% due 08/05/15	150,000	151,484
ArcelorMittal Senior Notes 6.13% due 06/01/18	40,000	42,370
Essar Steel Algoma, Inc. Senior Sec. Notes 9.38% due 03/15/15*	10,000	10,000
		203,854
SupraNational Banks — 0.0%
Asian Development Bank Senior Bonds 5.82% due 06/16/28	9,000	9,934
Telecom Services — 0.0%
Wind Acquisition Finance SA Senior Sec. Notes 7.25% due 02/15/18*	10,000	10,450
Telephone-Integrated — 1.0%
British Telecom PLC Senior Notes 5.15% due 01/15/13	200,000	212,772
Deutsche Telekom International Finance BV Company Guar. Bonds 8.75% due 06/15/30	120,000	157,331
Telecom Italia Capital SA Company Guar. Bonds 5.25% due 10/01/15	28,000	28,982
Telecom Italia Capital SA Company Guar. Bonds 6.20% due 07/18/11	250,000	253,776
Telecom Italia Capital SA Company Guar. Notes 7.18% due 06/18/19	8,000	8,745
Telefonica Emisiones SAU FRS Company Guar. Notes 0.64% due 02/04/13	20,000	19,811

Seasons Series Trust Multi-Managed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)		Value (Note 3)
FOREIGN CORPORATE BONDS & NOTES (continued)
Telephone-Integrated (continued)
Telefonica Emisiones SAU Company Guar. Notes 2.58% due 04/26/13		$185,000	$186,767
Telefonica Emisiones SAU Company Guar. Notes 3.99% due 02/16/16		70,000	70,339
			938,523
Television — 0.1%
Videotron Ltee Company Guar. Notes 9.13% due 04/15/18		50,000	56,125
Transport-Marine — 0.0%
Navios Maritime Holdings, Inc. Senior Sec. Notes 8.88% due 11/01/17		20,000	21,675
Transport-Services — 0.0%
Asciano Finance, Ltd. Company Guar. Notes 5.00% due 04/07/18*		6,000	5,967
Total Foreign Corporate Bonds & Notes (cost $4,256,983)			4,405,153
FOREIGN GOVERNMENT AGENCIES — 1.5%
Sovereign — 1.5%
Brazil Nota do Tesouro Nacional Notes 10.00% due 01/01/12	BRL	1,640,000	1,013,310
Republic of Argentina Senior Bonds 8.28% due 12/31/33(11)		26,019	23,196
Republic of Indonesia Senior Bonds 6.63% due 02/17/37		100,000	106,996
Republic of Turkey Senior Bonds 11.88% due 01/15/30		30,000	49,725
Russian Federation Senior Bonds 3.63% due 04/29/15*		200,000	202,250
Russian Federation Senior Bonds 7.50% due 03/31/30(12)		43,250	50,414
United Mexican States Senior Notes 5.13% due 01/15/20		20,000	20,920
United Mexican States Senior Notes 5.95% due 03/19/19		30,000	33,435
Total Foreign Government Agencies (cost $1,398,428)			1,500,246
LOANS(13)(14) — 0.2%
Auto-Cars/Light Trucks — 0.2%
Ford Motor Co. FRS BTL-B 3.02% due 12/16/13 (cost $162,612)		162,613	162,725

Security Description	Principal Amount(19)	Value (Note 3)
MUNICIPAL BONDS & NOTES — 0.9%
Municipal Bonds — 0.9%
California State General Obligation Bonds 6.20% due 10/01/19	$100,000	$106,269
California State General Obligation Bonds 7.55% due 04/01/39	185,000	201,093
New Jersey State Turnpike Authority Revenue Bonds 7.41% due 01/01/40	130,000	143,875
State of Illinois General Obligation Bonds 5.37% due 03/01/17	15,000	14,988
State of Illinois General Obligation Bonds 5.67% due 03/01/18	255,000	254,513
State of Illinois General Obligation Bonds 5.88% due 03/01/19	200,000	199,750
Texas State Transportation Commission Bonds Series B 5.18% due 04/01/30	5,000	4,914
Total Municipal Bonds & Notes (cost $900,303)		925,402
U.S. GOVERNMENT AGENCIES — 37.3%
Federal Home Loan Mtg. Corp. — 1.6%
4.00% due 05/01/40	560,235	551,234
4.50% due 01/01/39	20,558	20,934
5.00% due 12/01/20	15,660	16,740
5.00% due 07/01/21	68,856	73,476
5.00% due 05/01/34	56,773	59,677
5.00% due 07/01/35	15,294	16,041
5.00% due 08/01/35	67,498	70,791
5.00% due 11/01/35	26,159	27,435
5.00% due 03/01/38	43,219	45,192
5.50% due 07/01/34	39,240	42,102
5.50% due 07/01/35	49,833	53,422
5.50% due 04/01/37	42,709	45,657
5.50% due 05/01/37	33,458	35,888
5.50% due 08/01/37	99,416	106,700
5.50% due 07/01/38	29,745	31,798
6.00% due 09/01/26	112,208	122,658
6.00% due 08/01/36	19,624	21,417
6.50% due 05/01/16	1,078	1,173
6.50% due 05/01/29	11,658	13,175
6.50% due 11/01/34	16,021	18,046
6.50% due 03/01/36	27,249	30,608
6.50% due 05/01/36	558	626
6.50% due 11/01/37	18,793	21,062
7.00% due 04/01/32	8,983	10,347

Seasons Series Trust Multi-Managed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. GOVERNMENT AGENCIES (continued)
Federal Home Loan Mtg. Corp. (continued)
Federal Home Loan Mtg. Corp., REMIC Series 2635, Class NJ 3.00% due 03/15/17(4)	$35,628	$36,145
Series 2586, Class NK 3.50% due 08/15/16(4)	6,831	6,873
Series 1577, Class PK 6.50% due 09/15/23(4)	81,813	86,804
Series 1226, Class Z 7.75% due 03/15/22(4)	2,775	3,037
		1,569,058
Federal National Mtg. Assoc. — 23.4%
3.50% due April TBA	5,500,000	5,178,591
4.00% due April TBA	6,000,000	5,900,628
4.50% due 01/01/39	28,095	28,658
4.50% due 06/01/39	588,358	600,693
4.56% due 01/01/15	751,344	800,740
4.85% due 11/01/15	781,827	826,357
5.00% due 03/15/16	11,000	12,323
5.00% due 03/01/18	32,508	34,806
5.00% due 06/01/19	9,627	10,302
5.50% due 06/01/20	210,121	228,035
5.50% due 07/01/20	111,708	121,232
5.50% due 03/01/21	163,716	177,673
5.50% due 04/01/21	213,862	231,695
5.50% due 06/01/21	245,076	265,511
5.50% due 10/01/21	179,222	195,733
5.50% due 12/01/21	308,505	334,796
5.50% due 06/01/22	178,708	193,515
5.50% due 05/01/34	10,226	11,012
5.50% due 06/01/34	29,277	31,489
5.50% due 12/01/35	79,497	85,430
5.50% due 06/01/36	1,433,609	1,544,635
5.50% due 12/01/36	2,438	2,614
5.50% due 07/01/38	12,582	13,470
5.92% due 10/01/11	289,508	289,343
6.00% due 06/01/17	13,705	14,981
6.00% due 06/01/26	107,048	117,117
6.00% due 03/01/27	136,764	148,877
6.00% due 12/01/33	11,668	12,840
6.00% due 05/01/34	42,302	46,472
6.00% due 07/01/34	4,666	5,126
6.00% due 07/01/38	96,401	105,000
6.00% due April TBA	4,200,000	4,567,500
6.06% due 09/01/11	251,145	254,095
6.11% due 05/01/11	164,671	164,583
6.50% due 08/01/16	10,525	11,534
6.50% due 09/01/32	27,743	31,383
6.50% due 04/01/34	6,634	7,480
6.50% due 11/01/35	36,919	41,556
6.50% due 02/01/36	135,498	153,280
6.50% due 07/01/36	16,477	18,526
6.50% due 10/01/37	21,892	24,566
7.00% due 06/01/37	145,882	166,963
		23,011,160

Security Description	Principal Amount(19)	Value (Note 3)
Government National Mtg. Assoc. — 12.3%
4.00% due April TBA	$6,000,000	$6,000,000
4.50% due April TBA	1,700,000	1,753,390
5.00% due 01/15/40	277,908	296,710
5.00% due April TBA	2,900,000	3,075,360
5.50% due 04/15/36	212,040	231,940
6.00% due 02/15/33	76,223	84,337
6.50% due 07/15/28	430,978	488,083
6.50% due 08/15/28	21,900	24,808
6.50% due 09/15/28	41,702	47,227
6.50% due 11/15/28	44,492	50,388
7.00% due 11/15/31	12,224	13,982
7.00% due 01/15/33	19,523	22,566
7.00% due 05/15/33	27,833	32,076
7.50% due 01/15/32	10,494	12,227
8.00% due 02/15/30	2,556	3,004
8.50% due 11/15/17	1,893	2,140
9.00% due 11/15/21	668	788
Government National Mtg. Assoc., REMIC Series 2005-74, Class HB 7.50% due 09/15/35(4)	9,004	10,106
Series 2005-74, Class HA 7.50% due 09/16/35(4)	1,152	1,294
Series 2005-74, Class HC 7.50% due 09/16/35(4)	5,327	5,965
		12,156,391
Tennesse Valley Authority — 0.0%
3.88% due 02/15/21	9,000	9,030
Total U.S. Government Agencies (cost $36,165,530)		36,745,639
U.S. GOVERNMENT TREASURIES — 12.7%
United States Treasury Bonds — 3.7%
United States Treasury Bonds 2.13% due 02/15/40 TIPS(15)	24,450	25,854
2.63% due 07/15/17 TIPS(15)	685,248	787,018
3.88% due 08/15/40	325,000	290,824
4.25% due 11/15/40	43,000	41,125
4.38% due 02/15/38	1,320,000	1,298,344
4.38% due 11/15/39	525,000	513,598
4.50% due 05/15/38	13,000	13,039
4.63% due 02/15/40	6,000	6,118
5.25% due 11/15/28	32,000	36,025
6.63% due 02/15/27(16)	450,000	582,469
8.13% due 08/15/19	8,000	10,986
		3,605,400
United States Treasury Notes — 9.0%
United States Treasury Notes 1.38% due 11/30/15	1,000	968
1.75% due 04/15/13	1,000,000	1,018,910
1.88% due 06/30/15	1,225,000	1,224,330
2.00% due 04/15/12 TIPS(15)	2,007,435	2,098,868
2.13% due 11/30/14	14,000	14,255
2.13% due 02/29/16	11,000	10,966
2.38% due 02/28/15	3,000	3,073
2.50% due 04/30/15	3,450,000	3,544,068
3.13% due 05/15/19	3,000	3,000
3.63% due 08/15/19	6,000	6,202

Seasons Series Trust Multi-Managed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(19)	Value (Note 3)
U.S. GOVERNMENT TREASURIES (continued)
United States Treasury Notes (continued)
3.63% due 02/15/21	$10,000	$10,142
3.75% due 11/15/18	15,000	15,759
4.75% due 08/15/17	850,000	952,798
		8,903,339
Total U.S. Government Treasuries (cost $12,723,588)		12,508,739
WARRANTS† — 0.0%
Publishing-Periodicals — 0.0%
Reader's Digest Association, Inc. Expires 02/19/14(1)(2)	32	0
Television — 0.0%
Ion Media Networks, Inc. Expires 12/18/16 (strike price $687.50)(1)(2)	2	260
Ion Media Networks, Inc. Expires 12/18/16 (strike price $500)(1)(2)	2	360
		620
Total Warrants (cost $33)		620
Total Long-Term Investment Securities (cost $108,018,673)		113,990,851
SHORT-TERM INVESTMENT SECURITIES — 0.4%
U.S. Government Agencies — 0.4%
Federal Home Loan Bank Disc. Notes 0.00% due 04/01/11 (cost $400,000)	400,000	400,000
REPURCHASE AGREEMENTS — 9.5%
Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 03/31/11, to be repurchased 04/01/11 in the amount of $249,000 and collateralized by $245,000 of United States Treasury Notes, bearing interest at 3.13%, due 04/30/17 and having an approximate value of $255,343	249,000	249,000
Bank of America Joint Repurchase Agreement(17)	7,350,000	7,350,000
UBS Securities LLC Joint Repurchase Agreement(17)	1,805,000	1,805,000
Total Repurchase Agreements (cost $9,404,000)		9,404,000
TOTAL INVESTMENTS (cost $117,822,673)(20)	125.5%	123,794,851
Liabilities in excess of other assets	(25.5)	(25,138,375)
NET ASSETS	100.0%	$98,656,476

†  Non-income producing security

*  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At March 31, 2011, the aggregate value of these securities was $8,279,877 representing 8.4% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

(1)  Illiquid security. At March 31, 2011, the aggregate value of these securities was $6,671 representing 0% of net assets.

(2)  Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 3.

(3)  Commercial Mortgage Backed Security

(4)  Collateralized Mortgage Obligation

(5)  Company has filed for Chapter 11 bankruptcy protection.

(6)  Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the "1933 Act"); (b) is subject to a contractual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note 3. Certain restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Portfolio has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of March 31, 2011, the Multi-Managed Income Portfolio held the following restricted securities:

Name	Acquisition Date	Principal Amount	Acquisition Cost	Market Value	Market Value Per Share	% of Net Assets
ICO North America, Inc. Notes 7.50% due 08/15/09	08/11/2005	$5,000	$5,000	$6,050	$121.00	0.00%

(7)  Bond in default of principal and interest

(8)  Perpetual maturity — maturity date reflects the next call date.

(9)  Income may be received in cash or additional shares at the discretion of the issuer.

(10)  Bond in default

(11)  A portion of the interest was paid in additional bonds/loans.

(12)  "Step-up" security where the rate increases ("steps-up") at a predetermined rate. The rate reflected is as of March 31, 2011.

(13)  The Portfolio invests in senior loans which generally pay interest at rates which are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major United States banks, or the certificate of deposit rate. Senior loans are generally considered to be restrictive in that the Portfolio is ordinarily contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

Seasons Series Trust Multi-Managed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

(14)  Senior loans in the Portfolio are generally subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments may occur. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

(15)  Principal amount of security is adjusted for inflation.

(16)  The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.

(17)  See Note 3 for details of Joint Repurchase Agreements.

(18)  Interest Only

(19)  Denominated in United States dollars unless otherwise indicated.

(20)  See Note 4 for cost of investments on a tax basis.

ADR — American Depository Receipt

BTL — Bank Term Loans

REMIC — Real Estate Mortgate Investment Conduit

TBA — Securities purchased on forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal and maturity date will be determined upon settlement date.

TIPS — Treasury Inflation Protected Securities

FRS — Floating Rate Security

VRS — Variable Rate Security

The rates shown on FRS and VRS are the current interest rates at March 31, 2011 and unless noted otherwise, the dates shown are the original maturity dates.

Open Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Value at Trade Date	Value as of March 31, 2011	Unrealized Appreciation (Depreciation)
10	Long	Euro-Bobl	June 2011	$1,629,218	$1,623,685	$(5,533)
3	Short	U.S. Treasury Long Bonds	June 2011	370,274	370,688	(414)
2	Short	U.S. Treasury 2YR Notes	June 2011	436,275	436,250	25
35	Short	U.S. Treasury 5YR Notes	June 2011	4,109,960	4,087,617	22,343
56	Short	U.S. Treasury 10YR Notes	June 2011	6,669,141	6,665,750	3,391
40	Short	U.S. Ultra Bonds	June 2011	4,822,989	4,807,500	15,489
						$35,301

Open Forward Foreign Currency Contracts

Counterparty	Contract to Deliver		In Exchange For		Delivery Date	Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	AUD	367,000	USD	365,477	06/15/11	$—	$(10,761)
	CAD	540,000	USD	550,400	06/15/11	—	(5,671)
	NOK	1,540,000	USD	274,350	06/15/11	—	(3,036)
	NZD	185,000	USD	138,611	06/15/11	—	(1,889)
	USD	367,317	EUR	265,000	06/15/11	7,718	—
	USD	274,288	SEK	1,750,000	06/15/11	1,949	—
						9,667	(21,357)
Barclays Bank PLC	GBP	86,000	USD	138,985	06/15/11	1,156	—
	USD	178,231	AUD	182,000	06/15/11	8,351	—
	USD	594,575	GBP	372,000	06/15/11	1,615	—
						11,122	—
BNP Paribas SA	CHF	330,000	USD	366,595	06/15/11	7,139	—
	EUR	265,000	USD	369,579	06/15/11	—	(5,456)
	GBP	86,000	USD	139,661	06/15/11	1,832	—
						8,971	(5,456)
Citibank N.A.	NOK	308,000	USD	54,984	06/15/11	—	(493)
	SEK	1,750,000	USD	272,173	06/15/11	—	(4,063)
	USD	1,028,557	MXN	12,500,000	06/15/11	15,525	—
	USD	270,748	NOK	1,540,000	06/15/11	6,638	—
						22,163	(4,556)
Credit Suisse AG	EUR	131,000	USD	185,792	06/15/11	398	—
Deutsche Bank AG	AUD	1,020,000	USD	1,010,458	06/15/11	—	(35,218)
	GBP	745,000	USD	1,204,989	06/15/11	11,006	—
						11,006	(35,218)

Seasons Series Trust Multi-Managed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Counterparty	Contract to Deliver		In Exchange For		Delivery Date	Unrealized Appreciation	Unrealized Depreciation
Goldman Sachs International	CHF	170,000	USD	184,935	06/15/11	$—	$(239)
	EUR	263,000	USD	371,770	06/15/11	—	(434)
						—	(673)
HSBC Bank USA	SEK	1,750,000	USD	272,134	06/15/11	—	(4,103)
	USD	179,194	AUD	183,000	06/15/11	8,413	—
	USD	181,868	CAD	180,000	06/15/11	3,489	—
	USD	179,485	EUR	130,000	06/15/11	4,495	—
	USD	270,742	NOK	1,540,000	06/15/11	6,644	—
						23,041	(4,103)
JPMorgan Chase Bank N.A	AUD	183,000	USD	179,333	06/15/11	—	(8,274)
	USD	1,112,058	CHF	1,005,000	06/15/11	—	(17,348)
	USD	273,684	SEK	1,750,000	06/15/11	2,553	—
						2,553	(25,622)
Royal Bank of Canada	BRL	1,542,000	USD	912,426	06/02/11	—	(20,605)
	CAD	454,000	USD	464,683	06/15/11	—	(2,828)
	MXN	12,500,000	USD	1,032,844	06/15/11	—	(11,238)
	USD	726,147	CAD	715,000	06/15/11	10,133	—
						10,133	(34,671)
Royal Bank of Scotland PLC	EUR	130,000	USD	180,759	06/15/11	—	(3,221)
	USD	556,624	EUR	394,000	06/15/11	975	—
	USD	873,228	GBP	545,000	06/15/11	223	—
						1,198	(3,221)
UBS AG	CAD	355,000	USD	363,718	06/15/11	—	(1,847)
	CHF	505,000	USD	551,417	06/15/11	1,339	—
	NOK	1,232,000	USD	219,494	06/15/11	—	(2,414)
	USD	499,336	AUD	510,000	06/15/11	23,502	—
	USD	364,792	CAD	360,000	06/15/11	5,923	—
						30,764	(4,261)
Westpac Banking Corp.	CAD	180,000	USD	184,541	06/15/11	—	(816)
	NZD	370,000	USD	278,278	06/15/11	—	(2,722)
	USD	679,437	AUD	695,000	06/15/11	33,058	—
						33,058	(3,538)
Net Unrealized Appreciation/(Depreciation)						$164,074	$(142,676)

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

CHF — Swiss Franc

EUR — Euro Dollar

GBP — Pound Sterling

MXN — Mexican Peso

NOK — Norwegian Krone

NZD — New Zeland Dollar

SEK — Swedish Krona

USD — United States Dollar

Seasons Series Trust Multi-Managed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

The following is a summary of the inputs used to value the Portfolio's net assets as of March 31, 2011 (see Note 3):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets:
Long-Term Investment Securities:
Common Stock	$15,789,740	$—	$—	$15,789,740
Preferred Stocks	233,514	—	—	233,514
Asset Backed Securities	—	15,159,868	—	15,159,868
Convertible Bonds & Notes	—	—	6,050	6,050
U.S. Corporate Bonds & Notes	—	26,109,742	443,413	26,553,155
Foreign Corporate Bonds & Notes	—	4,405,153	0	4,405,153
Foreign Government Agencies	—	1,500,246	—	1,500,246
Loans	—	162,725	—	162,725
Municipal Bonds & Notes	—	925,402	—	925,402
U.S. Government Agencies	—	36,745,639	—	36,745,639
U.S. Government Treasuries	—	12,508,739	—	12,508,739
Warrants	—	—	620	620
Short-Term Investment Securities:
U.S. Government Agencies	—	400,000	—	400,000
Repurchase Agreements	—	9,404,000	—	9,404,000
Other Financial Instruments+
Open Futures Contracts - Appreciation	41,248	—	—	41,248
Open Forward Foreign Currency Contracts - Appreciation	—	164,074	—	164,074
Total	$16,064,502	$107,485,588	$450,083	$124,000,173
Liabilities:
Other Financial Instruments+
Open Futures Contracts - Depreciation	5,947	—	—	5,947
Open Forward Foreign Currency Contracts - Depreciation	—	142,676	—	142,676
Total	$5,947	$142,676	$—	$148,623

+  Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Asset Backed Securities	Convertible Bonds & Notes	U.S. Corporate Bonds & Notes	Foreign Corporate Bonds & Notes	Warrants
Balance as of 3/31/2010	$574,980	$3,500	$103,186	$0	$—
Accrued discounts/premiums	4	—	—	—	—
Realized gain(loss)	—	—	(3,133)	—	—
Change in unrealized appreciation(depreciation)(1)	25,692	2,550	6,971	—	587
Net purchases(sales)	—	—	(35,213)	—	33
Transfers in and/or out of Level 3(2)	(600,676)	—	371,602	—	—
Balance as of 3/31/2011	$—	$6,050	$443,413	$0	$620

(1)  The total change in unrealized appreciation(depreciation) included in the statement of operations attributable to level 3 investments still held at March 31, 2011 includes:

Asset Backed Securities	Convertible Bonds & Notes	U.S. Corporate Bonds & Notes	Foreign Corporate Bonds & Notes	Warrants
$—	$2,550	$(2,922)	$—	$587

(2)  The Fund's policy is to recognize transfers in and transfers out as of the end of the reporting period.

See Notes to Financial Statements

Seasons Series Trust Asset Allocation: Diversified Growth Portfolio

PORTFOLIO PROFILE — March 31, 2011 (unaudited)

Industry Allocation*
U.S. Government Treasuries	10.8%
Oil Companies-Integrated	3.4
Banks-Commercial	3.1
Exchange-Traded Funds	3.0
Diversified Financial Services	2.6
Medical-Drugs	2.4
Repurchase Agreements	2.3
Electric-Integrated	2.2
Federal National Mtg. Assoc.	2.2
Diversified Banking Institutions	2.2
Diversified Manufacturing Operations	2.0
Oil Companies-Exploration & Production	2.0
Telephone-Integrated	1.7
Computers	1.6
Oil-Field Services	1.3
Real Estate Investment Trusts	1.2
Electronic Components-Semiconductors	1.2
Electric Products-Misc.	1.1
Retail-Apparel/Shoe	1.0
Government National Mtg. Assoc.	1.0
Computer Services	1.0
Medical-HMO	1.0
Banks-Super Regional	1.0
Auto/Truck Parts & Equipment-Original	1.0
Chemicals-Diversified	0.9
Chemicals-Specialty	0.9
Retail-Discount	0.9
Coal	0.9
Insurance-Multi-line	0.8
Multimedia	0.8
Metal-Diversified	0.8
Applications Software	0.8
Diversified Minerals	0.8
Food-Misc.	0.7
Oil Refining & Marketing	0.7
Auto-Cars/Light Trucks	0.7
Cable/Satellite TV	0.7
Beverages-Non-alcoholic	0.7
Distribution/Wholesale	0.7
Computers-Memory Devices	0.7
Telecom Services	0.7
Cosmetics & Toiletries	0.7
Apparel Manufacturers	0.6
Medical-Biomedical/Gene	0.6
Federal Home Loan Mtg. Corp.	0.6
Cellular Telecom	0.6
Data Processing/Management	0.6
Semiconductor Equipment	0.6
Computers-Integrated Systems	0.6
Aerospace/Defense	0.5
Food-Retail	0.5
Insurance-Life/Health	0.5
Tobacco	0.5
Real Estate Operations & Development	0.5
Consumer Products-Misc.	0.5
Insurance-Reinsurance	0.5
Metal-Copper	0.5
Enterprise Software/Service	0.5
Finance-Consumer Loans	0.5
Airlines	0.5
Oil Field Machinery & Equipment	0.5
Medical-Generic Drugs	0.5
Retail-Restaurants	0.5
Medical Products	0.4
Agricultural Chemicals	0.4
Advertising Agencies	0.4
Paper & Related Products	0.4
Building & Construction Products-Misc.	0.4
Medical-Wholesale Drug Distribution	0.4
Web Portals/ISP	0.4
Telecommunication Equipment	0.4
Commercial Services-Finance	0.4
E-Commerce/Services	0.4
Finance-Credit Card	0.4
Networking Products	0.4
Wireless Equipment	0.4
Finance-Other Services	0.4
Satellite Telecom	0.4
Investment Management/Advisor Services	0.3
Retail-Major Department Stores	0.3
Diversified Operations	0.3
Instruments-Scientific	0.3
Import/Export	0.3
Insurance-Property/Casualty	0.3
Petrochemicals	0.3
Medical-Hospitals	0.3
Energy-Alternate Sources	0.3
Transport-Rail	0.3
Semiconductor Components-Integrated Circuits	0.3
Steel-Producers	0.3
Savings & Loans/Thrifts	0.3
Television	0.3
Food-Confectionery	0.3
Software Tools	0.3
Independent Power Producers	0.3
Real Estate Management/Services	0.3
Soap & Cleaning Preparation	0.2
Investment Companies	0.2
Electronics-Military	0.2
Pharmacy Services	0.2
Machinery-General Industrial	0.2
Electric-Transmission	0.2
Finance-Investment Banker/Broker	0.2
Pipelines	0.2
Appliances	0.2
Power Converter/Supply Equipment	0.2
Printing-Commercial	0.2
Internet Infrastructure Software	0.2
Brewery	0.2
Metal Processors & Fabrication	0.2
Water Treatment Systems	0.2
Electronic Components-Misc.	0.2
Commercial Services	0.2
Machinery-Electrical	0.2
Batteries/Battery Systems	0.2
Food-Meat Products	0.2
Casino Hotels	0.2
Retail-Consumer Electronics	0.2
Medical Labs & Testing Services	0.2
Engineering/R&D Services	0.2
Building Products-Cement	0.2
Office Automation & Equipment	0.2
Seismic Data Collection	0.2
Rental Auto/Equipment	0.2
Retail-Regional Department Stores	0.2
Aerospace/Defense-Equipment	0.2

Seasons Series Trust Asset Allocation: Diversified Growth Portfolio

PORTFOLIO PROFILE — March 31, 2011 (unaudited) (continued)

Industry Allocation (continued)*
Gambling (Non-Hotel)	0.2%
Beverages-Wine/Spirits	0.2
Retail-Auto Parts	0.1
Retail-Mail Order	0.1
Broadcast Services/Program	0.1
Building-Residential/Commercial	0.1
Internet Security	0.1
Special Purpose Entities	0.1
Non-Ferrous Metals	0.1
Agricultural Operations	0.1
Fisheries	0.1
Retail-Computer Equipment	0.1
Gas-Distribution	0.1
Containers-Paper/Plastic	0.1
Medical-Outpatient/Home Medical	0.1
Electric-Generation	0.1
Footwear & Related Apparel	0.1
Transport-Marine	0.1
Steel Pipe & Tube	0.1
Retail-Automobile	0.1
Auto/Truck Parts & Equipment-Replacement	0.1
Office Supplies & Forms	0.1
Building & Construction-Misc.	0.1
Oil & Gas Drilling	0.1
SupraNational Banks	0.1
Gold Mining	0.1
Retail-Drug Store	0.1
Auto-Heavy Duty Trucks	0.1
Transactional Software	0.1
Sugar	0.1
Miscellaneous Manufacturing	0.1
Retail-Jewelry	0.1
Therapeutics	0.1
Transport-Services	0.1
Machinery-Farming	0.1
Internet Application Software	0.1
Filtration/Separation Products	0.1
Metal-Aluminum	0.1
E-Commerce/Products	0.1
Schools	0.1
Private Equity	0.1
Retail-Toy Stores	0.1
Travel Services	0.1
Circuit Boards	0.1
Financial Guarantee Insurance	0.1
Retail-Pawn Shops	0.1
Municipal Bonds	0.1
Direct Marketing	0.1
Food-Catering	0.1
Internet Content-Entertainment	0.1
Retail-Building Products	0.1
Insurance-Mutual	0.1
Finance-Leasing Companies	0.1
Funeral Services & Related Items	0.1
Gas-Transportation	0.1
Electronic Parts Distribution	0.1
Private Corrections	0.1
Computer Data Security	0.1
100.8%

*  Calculated as a percentage of net assets

Seasons Series Trust Asset Allocation: Diversified Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011

Security Description	Shares	Value (Note 3)
COMMON STOCK — 66.1%
Advanced Materials — 0.0%
Neo Material Technologies, Inc.†	1,100	$10,586
STR Holdings, Inc.†	485	9,302
		19,888
Advertising Agencies — 0.4%
Interpublic Group of Cos., Inc.	28,100	353,217
Omnicom Group, Inc.	10,800	529,848
		883,065
Advertising Services — 0.0%
Vertis, Inc.†(1)(3)	99	1,895
Aerospace/Defense — 0.5%
Lockheed Martin Corp.	6,990	561,996
MTU Aero Engines Holding AG	226	15,326
National Presto Industries, Inc.	211	23,775
Raytheon Co.	10,800	549,396
		1,150,493
Aerospace/Defense-Equipment — 0.1%
Cobham PLC	6,621	24,451
United Technologies Corp.	1,479	125,197
		149,648
Agricultural Biotech — 0.0%
Vilmorin & Cie	28	3,353
Agricultural Chemicals — 0.4%
Agrium, Inc. (New York)	116	10,702
Agrium, Inc. (Toronto)	340	31,398
CF Industries Holdings, Inc.	67	9,165
China BlueChemical, Ltd., Class H	6,000	4,906
Incitec Pivot, Ltd.	1,943	8,702
Intrepid Potash, Inc.†	167	5,815
Monsanto Co.	5,737	414,556
Mosaic Co.	124	9,765
Potash Corp. of Saskatchewan, Inc.	345	20,331
Silvinit OJSC(2)	99	99,000
Sinofert Holdings†	8,000	3,456
Syngenta AG	457	148,519
Taiwan Fertilizer Co., Ltd.	2,000	5,883
Uralkali	7,036	57,695
Yara International ASA	2,012	101,941
		931,834
Agricultural Operations — 0.1%
Andersons, Inc.	2,381	116,002
Archer-Daniels-Midland Co.	321	11,559
Black Earth Farming Ltd SDR†	572	2,583
Bunge, Ltd.	131	9,475
Chaoda Modern Agriculture Holdings, Ltd.	10,000	6,222
China Agri-Industries Holdings, Ltd.	5,000	5,618
Cresud SACIF y A ADR	233	4,217
Golden Agri-Resources, Ltd.	11,000	6,022
GrainCorp., Ltd.	676	5,321
Indofood Agri Resources, Ltd.†	1,000	1,769
IOI Corp. Bhd	3,500	6,656
Kuala Lumpur Kepong Bhd	800	5,600

Security Description	Shares	Value (Note 3)
Agricultural Operations (continued)
KWS Saat AG	12	$2,533
MGP Ingredients, Inc.	1,910	16,655
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	12,500	3,266
PT Astra Agro Lestari Tbk	1,500	3,911
SLC Agricola SA†	257	3,611
Wilmar International, Ltd.	2,000	8,663
		219,683
Airlines — 0.4%
Alaska Air Group, Inc.†	976	61,898
Deutsche Lufthansa AG†	1,992	42,219
Qantas Airways, Ltd.†	129,903	292,916
Turk Hava Yollari†	30,908	86,075
United Continental Holdings, Inc.†	16,604	381,726
US Airways Group, Inc.†	1,948	16,967
		881,801
Alternative Waste Technology — 0.0%
Calgon Carbon Corp.†	2,012	31,950
China Everbright International, Ltd.	56,000	27,285
Darling International, Inc.†	1,064	16,354
Rentech, Inc.†	6,455	8,069
		83,658
Apparel Manufacturers — 0.6%
Burberry Group PLC	15,405	290,127
Christian Dior SA	488	68,696
Coach, Inc.	10,387	540,539
Maidenform Brands, Inc.†	1,605	45,855
VF Corp.	3,357	330,765
		1,275,982
Appliances — 0.2%
Electrolux AB, Class B	6,381	164,481
Whirlpool Corp.	3,700	315,832
		480,313
Applications Software — 0.8%
Actuate Corp.†	2,531	13,161
Check Point Software Technologies, Ltd.†	1,484	75,758
Citrix Systems, Inc.†	1,350	99,171
Intuit, Inc.†	1,882	99,934
Kingdee International Software Group Co., Ltd.	14,000	8,783
Microsoft Corp.	42,798	1,085,357
NetSuite, Inc.†	2,152	62,580
Progress Software Corp.†	959	27,898
Quest Software, Inc.†	3,310	84,041
Salesforce.com, Inc.†	829	110,738
		1,667,421
Auction House/Art Dealers — 0.0%
Sotheby's	511	26,879
Auto-Cars/Light Trucks — 0.6%
Bayerische Motoren Werke AG	1,104	91,919
Byd Co., Ltd., Class H†	4,500	17,240
Dongfeng Motor Group Co., Ltd.	10,000	17,021
Fiat SpA	8,305	75,209

Seasons Series Trust Asset Allocation: Diversified Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Auto-Cars/Light Trucks (continued)
Ghabbour Auto(3)	1,550	$6,877
Kia Motors Corp.	3,878	243,933
Nissan Motor Co., Ltd.	15,800	140,183
Peugeot SA†	10,032	396,380
Suzuki Motor Corp.	9,300	207,847
Tesla Motors, Inc.†	327	9,058
Volvo AB, Class B	2,339	41,133
		1,246,800
Auto-Heavy Duty Trucks — 0.1%
Fiat Industrial SpA†	4,886	70,145
Oshkosh Corp.†	1,066	37,715
		107,860
Auto/Truck Parts & Equipment-Original — 0.7%
Aisin Seiki Co., Ltd.	12,900	447,886
American Axle & Manufacturing Holdings, Inc.†	1,848	23,266
Autoliv, Inc.	3,000	222,690
Fuel Systems Solutions, Inc.†	284	8,571
Hyundai Mobis	437	130,469
Meritor, Inc.†	1,942	32,956
NGK Spark Plug Co., Ltd.	6,000	81,943
Tenneco, Inc.†	461	19,569
TRW Automotive Holdings Corp.†	3,800	209,304
Valeo SA†	3,094	180,457
Visteon Corp.†*(2)(3)	597	33,128
Westport Innovations, Inc.†	552	12,099
		1,402,338
Auto/Truck Parts & Equipment-Replacement — 0.0%
Exide Technologies†	4,924	55,050
B2B/E-Commerce — 0.0%
ChinaCache International Holdings, Ltd. ADR†	524	9,553
Banks-Commercial — 2.5%
Agricultural Bank of China†	246,000	139,152
Anglo Irish Bank Corp., Ltd.†(1)(3)	72,610	0
Australia & New Zealand Banking Group, Ltd.	22,007	541,985
Banca Monte dei Paschi di Siena SpA†	89,635	111,851
Banco Latinoamericano de Comercio Exterior SA, Class E	2,862	49,971
Banco Popolare SC	31,031	92,528
Banco Santander SA	2,470	28,676
Bank of Marin Bancorp	515	19,220
Bank of the Ozarks, Inc.	1,400	61,194
Bank Rakyat Indonesia Persero Tbk PT	188,000	124,146
China Construction Bank Corp.	488,000	457,350
Chuo Mitsui Trust Holdings, Inc.	54,000	191,512
Community Bank System, Inc.	1,122	27,231
Danske Bank A/S†	13,587	300,860
Financial Institutions, Inc.	1,578	27,615
First Financial Bancorp	1,770	29,541
Grupo Financiero Banorte SAB de CV	18,761	88,328

Security Description	Shares	Value (Note 3)
Banks-Commercial (continued)
Hang Seng Bank, Ltd.	2,400	$38,753
Home Bancshares, Inc.	1,174	26,708
Industrial & Commercial Bank of China	484,000	401,957
Industrial Bank of Korea	7,610	131,117
International Bancshares Corp.	2,083	38,202
Intesa Sanpaolo SpA	143,165	423,641
Intesa Sanpaolo SpA RSP	42,901	113,391
Kasikornbank PCL NVDR	20,200	84,821
Lloyds Banking Group PLC†	479,455	446,794
Mediobanca SpA	19,075	195,179
Merchants Bancshares, Inc.	720	19,066
Metro Bancorp, Inc.†	1,310	16,178
National Australia Bank, Ltd.	2,341	62,594
National Bank of Canada	984	79,968
Orrstown Financial Services, Inc.	651	18,228
Park National Corp.	230	15,369
Popular, Inc.†	5,955	17,329
Republic Bancorp, Inc., Class A	563	10,967
Sberbank of Russia	128,579	483,200
Southside Bancshares, Inc.	1,352	28,933
Standard Chartered PLC	1,166	30,246
Suffolk Bancorp	693	14,539
Sumitomo Mitsui Financial Group, Inc.	1,900	59,069
Virginia Commerce Bancorp, Inc.†	3,808	21,858
Westpac Banking Corp.	10,910	274,558
		5,343,825
Banks-Super Regional — 0.9%
Fifth Third Bancorp	16,300	226,244
Huntington Bancshares, Inc.	26,500	175,960
PNC Financial Services Group, Inc.	9,800	617,302
US Bancorp	14,400	380,592
Wells Fargo & Co.	14,256	451,915
		1,852,013
Batteries/Battery Systems — 0.2%
A123 Systems, Inc.†	1,252	7,950
Advanced Battery Technologies, Inc.†	1,856	3,601
China BAK Battery, Inc.†	2,346	4,246
Ener1, Inc.†	2,213	6,550
Energizer Holdings, Inc.†	3,322	236,394
EnerSys†	2,251	89,477
GS Yuasa Corp.	1,000	6,648
Saft Groupe SA	169	7,180
Simplo Technology Co., Ltd.	2,200	13,766
Ultralife Corp.†	643	3,254
Valence Technology, Inc.†	6,000	9,360
		388,426
Beverages-Non-alcoholic — 0.7%
Akasha Wira International Tbk PT†	19,500	2,642
Coca-Cola Co.	7,200	477,720
Coca-Cola Hellenic Bottling Co. SA	5,138	137,986
Dr Pepper Snapple Group, Inc.	13,300	494,228
PepsiCo, Inc.	5,000	322,050
		1,434,626

Seasons Series Trust Asset Allocation: Diversified Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Beverages-Wine/Spirits — 0.1%
Synergy Co.†	3,940	$155,236
Brewery — 0.1%
Anheuser-Busch InBev NV	2,521	143,607
Heineken Holding NV	2,680	128,831
		272,438
Building & Construction Products-Misc. — 0.2%
Broadwind Energy, Inc.†	4,410	5,777
China National Building Material Co., Ltd.	48,000	176,177
Compagnie de St. Gobain	858	52,535
Fletcher Building, Ltd.	23,865	170,072
Geberit AG	175	38,106
Gibraltar Industries, Inc.†	2,937	35,038
JS Group Corp.	1,000	25,968
Nortek, Inc.†	132	5,676
		509,349
Building & Construction-Misc. — 0.1%
Carillion PLC	11,437	69,719
Insituform Technologies, Inc., Class A†	1,121	29,987
Layne Christensen Co.†	2,203	76,004
		175,710
Building Products-Cement — 0.2%
BBMG Corp.	117,000	192,229
China Shanshui Cement Group, Ltd.	46,000	42,993
HeidelbergCement AG	364	25,424
Siam Cement PCL NVDR	6,800	78,915
		339,561
Building-Heavy Construction — 0.0%
Vinci SA	785	49,056
Building-Residential/Commercial — 0.0%
Persimmon PLC	10,310	73,600
Cable/Satellite TV — 0.4%
DIRECTV, Class A†	13,881	649,631
Kabel Deutschland Holding AG†	1,758	93,180
		742,811
Capacitors — 0.0%
Kemet Corp.†	2,293	34,005
Casino Hotels — 0.0%
Trump Entertainment Resorts, Inc.†(1)(3)	12	60
Cellular Telecom — 0.4%
China Mobile, Ltd.	2,500	23,028
Mobile Telesystems OJSC ADR	4,853	103,029
NII Holdings, Inc.†	12,924	538,543
NTT DoCoMo, Inc.	34	59,759
Vodafone Group PLC	37,259	105,496
		829,855
Chemicals-Diversified — 0.7%
Arkema SA	618	56,132
BASF SE	1,330	115,034
Innophos Holdings, Inc.	1,270	58,560

Security Description	Shares	Value (Note 3)
Chemicals-Diversified (continued)
Koninklijke DSM NV	2,821	$173,330
Nitto Denko Corp.	10,900	577,891
Nufarm, Ltd.†	968	5,176
PPG Industries, Inc.	5,600	533,176
Sociedad Quimica y Minera de Chile SA ADR	200	11,052
		1,530,351
Chemicals-Specialty — 0.8%
Albemarle Corp.	5,594	334,353
Cytec Industries, Inc.	3,700	201,169
Ferro Corp.†	5,519	91,560
International Flavors & Fragrances, Inc.	4,500	280,350
Lubrizol Corp.	3,000	401,880
Minerals Technologies, Inc.	1,233	84,485
NewMarket Corp.	230	36,391
OM Group, Inc.†	2,461	89,925
Quaker Chemical Corp.	530	21,290
Stepan Co.	375	27,187
WR Grace & Co.†	4,857	185,975
		1,754,565
Circuit Boards — 0.1%
DDi Corp.	1,559	16,479
TTM Technologies, Inc.†	5,746	104,347
		120,826
Coal — 0.7%
Alpha Natural Resources, Inc.†	91	5,403
China Coal Energy Co., Ltd.	3,000	4,088
China Shenhua Energy Co., Ltd.	1,500	7,077
Cloud Peak Energy, Inc.†	1,520	32,817
Consol Energy, Inc.	171	9,171
Hidili Industry International Development, Ltd.	16,000	14,193
James River Coal Co.†	1,391	33,620
Peabody Energy Corp.	10,912	785,227
SouthGobi Resources, Ltd.†	400	5,831
Walter Energy, Inc.	3,483	471,703
Yanzhou Coal Mining Co., Ltd.	2,000	7,238
		1,376,368
Commercial Services — 0.1%
Alliance Data Systems Corp.†	464	39,853
Convergys Corp.†	2,915	41,859
Edenred†	1,940	58,548
Providence Service Corp.†	1,225	18,350
Team, Inc.†	422	11,082
		169,692
Commercial Services-Finance — 0.3%
Cardtronics, Inc.†	1,981	40,313
Dollar Financial Corp.†	2,808	58,266
Global Payments, Inc.	1,533	74,994
Green Dot Corp., Class A†	226	9,698
Moody's Corp.	12,516	424,418
TNS, Inc.†	1,418	22,078
		629,767

Seasons Series Trust Asset Allocation: Diversified Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Computer Data Security — 0.1%
F-Secure Oyj	3,706	$12,238
Fortinet, Inc.†	1,896	83,424
		95,662
Computer Graphics — 0.0%
Monotype Imaging Holdings, Inc.†	1,599	23,186
Computer Services — 0.9%
Accenture PLC, Class A	14,900	819,053
CACI International, Inc., Class A†	590	36,179
Computershare, Ltd.	2,727	26,119
International Business Machines Corp.	5,529	901,614
Keyw Holding Corp.†	931	11,433
LivePerson, Inc.†	1,636	20,679
SRA International, Inc., Class A†	986	27,963
Unisys Corp.†	2,730	85,231
		1,928,271
Computers — 1.6%
Apple, Inc.†	4,646	1,618,899
Asustek Computer, Inc.	16,000	138,473
Dell, Inc.†	28,805	417,960
Hewlett-Packard Co.	25,749	1,054,936
Wistron Corp.	63,121	100,027
		3,330,295
Computers-Integrated Systems — 0.6%
Brocade Communications Systems, Inc.†	5,514	33,911
Fujitsu, Ltd.	63,000	355,975
NCI, Inc., Class A†	300	7,311
Riverbed Technology, Inc.†	370	13,931
Teradata Corp.†	15,200	770,640
		1,181,768
Computers-Memory Devices — 0.7%
EMC Corp.†	3,979	105,642
NetApp, Inc.†	1,325	63,839
SanDisk Corp.†	10,600	488,554
Seagate Technology PLC†	29,600	426,240
Smart Modular Technologies WWH, Inc.†	3,935	30,575
STEC, Inc.†	1,053	21,155
Western Digital Corp.†	6,300	234,927
		1,370,932
Computers-Periphery Equipment — 0.0%
Lexmark International, Inc., Class A†	679	25,150
Consulting Services — 0.0%
SAIC, Inc.†	1,540	26,057
Consumer Products-Misc. — 0.3%
Helen of Troy, Ltd.†	429	12,613
Kid Brands, Inc.†	2,146	15,773
Kimberly-Clark Corp.	9,000	587,430
Prestige Brands Holdings, Inc.†	2,681	30,831
		646,647

Security Description	Shares	Value (Note 3)
Containers-Paper/Plastic — 0.0%
Graham Packaging Co., Inc.†	2,915	$50,809
Rock-Tenn Co., Class A	604	41,887
		92,696
Cosmetics & Toiletries — 0.6%
Estee Lauder Cos., Inc., Class A	3,200	308,352
Kao Corp.	5,400	134,708
Procter & Gamble Co.	11,604	714,806
Revlon, Inc., Class A†	1,540	24,440
		1,182,306
Data Processing/Management — 0.4%
Broadridge Financial Solutions, Inc.	16,300	369,847
CSG Systems International, Inc.†	3,573	71,245
Dun & Bradstreet Corp.	4,600	369,104
Fair Isaac Corp.	1,052	33,254
		843,450
Dental Supplies & Equipment — 0.0%
Sirona Dental Systems, Inc.†	525	26,334
Diagnostic Kits — 0.0%
OraSure Technologies, Inc.†	4,344	34,144
Diamonds/Precious Stones — 0.0%
Hudson Resources, Inc.†	2,455	2,456
Distribution/Wholesale — 0.7%
Core-Mark Holding Co., Inc.†	782	25,845
Genuine Parts Co.	7,100	380,844
Hitachi High-Technologies Corp.	600	11,967
Wolseley PLC	13,566	456,796
WW Grainger, Inc.	3,900	536,952
		1,412,404
Diversified Banking Institutions — 1.8%
Bank of America Corp.	31,214	416,083
Barclays PLC	114,443	509,552
BNP Paribas	6,901	504,751
Citigroup, Inc.†	44,086	194,860
Credit Suisse Group AG	6,103	259,336
Goldman Sachs Group, Inc.	1,104	174,951
HSBC Holdings PLC	22,724	233,669
JPMorgan Chase & Co.	23,089	1,064,403
Julius Baer Group, Ltd.†	690	29,944
Mitsubishi UFJ Financial Group, Inc.	4,300	19,851
Societe Generale	447	29,045
UniCredit SpA	112,436	277,896
		3,714,341
Diversified Financial Services — 0.2%
Criteria CaixaCorp SA	9,112	64,271
First Financial Holding Co., Ltd.	128,000	109,690
KB Financial Group, Inc.	2,202	115,424
Shinhan Financial Group Co., Ltd.	1,300	59,077
Yuanta Financial Holding Co., Ltd.	73,000	52,504
		400,966
Diversified Manufacturing Operations — 1.9%
3M Co.	1,030	96,305
A.O. Smith Corp.	1,912	84,778
AZZ, Inc.	772	35,203
Cookson Group PLC†	2,552	28,228

Seasons Series Trust Asset Allocation: Diversified Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Diversified Manufacturing Operations (continued)
Dover Corp.	9,690	$637,021
EnPro Industries, Inc.†	672	24,407
Futuris Corp., Ltd.†	5,801	3,030
General Electric Co.	41,562	833,318
Honeywell International, Inc.	13,900	829,969
Koppers Holdings, Inc.	2,259	96,459
LSB Industries, Inc.†	1,277	50,620
Parker Hannifin Corp.	7,300	691,164
Pentair, Inc.	1,151	43,496
Siemens AG	1,043	142,951
SPX Corp.	5,006	397,426
Standex International Corp.	778	29,479
		4,023,854
Diversified Minerals — 0.5%
African Rainbow Minerals, Ltd.	3,470	114,384
Alkane Resources, Ltd.†	4,138	8,154
AMCOL International Corp.	930	33,461
Avalon Rare Metals, Inc.†	2,312	18,648
BHP Billiton, Ltd.	9,250	445,474
Canada Lithium Corp.†	8,413	6,335
China Rare Earth Holdings, Ltd.†	18,000	7,914
Extract Resources, Ltd.†	468	3,824
Galaxy Resources, Ltd.†	3,617	4,864
General Moly, Inc.†	1,210	6,510
Great Western Minerals Group, Ltd.†	11,500	9,727
MagIndustries Corp.†	14,480	2,390
Metminco, Ltd.†	13,707	5,246
Orocobre, Ltd.†	2,227	5,874
Vale SA ADR	7,404	246,923
Xstrata PLC	5,748	134,349
		1,054,077
Diversified Operations — 0.3%
C C Land Holdings, Ltd.	210,000	71,543
Guangdong Investment, Ltd.	112,000	56,586
Imperial Holdings, Ltd.	4,158	70,191
KOC Holding AS	15,973	74,276
LG Corp.	324	24,161
Swire Pacific, Ltd., Class A	27,000	396,398
		693,155
Diversified Operations/Commercial Services — 0.0%
Bunzl PLC	6,595	78,766
E-Commerce/Products — 0.1%
Amazon.com, Inc.†	628	113,122
E-Commerce China Dangdang, Inc. ADR†	711	14,668
Mecox Lane, Ltd. ADR†	1,473	8,661
		136,451
E-Commerce/Services — 0.4%
Alibaba.com, Ltd.	9,000	15,458
Ctrip.com International, Ltd. ADR†	714	29,624
Expedia, Inc.	11,000	249,260
IAC/InterActive Corp.†	14,600	450,994
		745,336

Security Description	Shares	Value (Note 3)
E-Marketing/Info — 0.0%
CyberAgent, Inc.	11	$38,747
ValueClick, Inc.†	795	11,496
		50,243
E-Services/Consulting — 0.0%
Websense, Inc.†	1,247	28,644
Electric Products-Misc. — 1.0%
Emerson Electric Co.	12,355	721,903
GrafTech International, Ltd.†	1,372	28,304
Harbin Electric, Inc.†	1,085	22,449
Hitachi, Ltd.	81,000	421,652
Legrand SA	3,316	137,952
LG Electronics, Inc.	154	14,741
Mitsubishi Electric Corp.	60,000	708,343
		2,055,344
Electric-Distribution — 0.0%
EnerNOC, Inc.†	322	6,153
Electric-Generation — 0.0%
Energy Development Corp.	106,700	14,776
Huaneng Power International, Inc.	10,000	5,849
		20,625
Electric-Integrated — 1.7%
Alliant Energy Corp.	3,582	139,447
Ameren Corp.	3,500	98,245
Ameresco, Inc., Class A†	713	10,082
ATCO, Ltd., Class I	675	40,869
BKW FMB Energie AG	174	12,304
Chubu Electric Power Co., Inc.	2,200	48,930
CMS Energy Corp.	6,900	135,516
DPL, Inc.	7,475	204,890
EDF SA	338	13,997
EDP-Energias de Portugal SA	96,687	376,544
Enel SpA	82,504	520,081
Entergy Corp.	3,485	234,227
Exelon Corp.	13,798	569,029
FirstEnergy Corp.	12,405	460,101
Fortum Oyj	2,612	88,693
GDF Suez	780	31,781
Hokkaido Electric Power Co., Inc.	400	7,757
Hokuriku Electric Power Co.	300	6,795
International Power PLC	2,698	13,331
Kansai Electric Power Co., Inc.	600	13,063
Kyushu Electric Power Co., Inc.	600	11,722
NextEra Energy, Inc.	619	34,119
Public Power Corp. SA	4,063	70,709
Shikoku Electric Power Co., Inc.	400	10,882
TECO Energy, Inc.	21,300	399,588
Westar Energy, Inc.	4,887	129,115
		3,681,817
Electric-Transmission — 0.2%
Red Electrica Corp. SA	8,230	467,708
Electronic Components-Misc. — 0.2%
Hon Hai Precision Industry Co., Ltd.	67,320	235,797
Kyocera Corp.	600	60,808

Seasons Series Trust Asset Allocation: Diversified Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Electronic Components-Misc. (continued)
LG Display Co., Ltd.	4,010	$125,752
NVE Corp.†	395	22,254
		444,611
Electronic Components-Semiconductors — 1.1%
Amkor Technology, Inc.†	2,352	15,853
Cavium Networks, Inc.†	1,272	57,151
Elpida Memory, Inc.†	1,100	14,163
Entropic Communications, Inc.†	1,971	16,655
Fairchild Semiconductor International, Inc.†	5,812	105,778
GT Solar International, Inc.†	2,073	22,098
Hynix Semiconductor, Inc.	4,720	134,679
Integrated Silicon Solution, Inc.†	969	8,983
Intel Corp.	19,204	387,345
MEMC Electronic Materials, Inc.†	950	12,312
Motech Industries, Inc.	2,029	8,797
ON Semiconductor Corp.†	61,600	607,992
QLogic Corp.†	22,869	424,220
Renesola, Ltd. ADR†	900	9,495
Rohm Co., Ltd.	500	31,318
Rubicon Technology, Inc.†	865	23,943
Samsung Electronics Co., Ltd.	556	472,394
Solarworld AG	343	5,590
Sumco Corp.†	1,300	26,209
		2,384,975
Electronic Connectors — 0.0%
Thomas & Betts Corp.†	1,540	91,584
Electronic Design Automation — 0.0%
Magma Design Automation, Inc.†	6,011	40,995
Electronic Forms — 0.0%
Adobe Systems, Inc.†	2,288	75,870
Electronic Measurement Instruments — 0.0%
Badger Meter, Inc.	588	24,231
Itron, Inc.†	688	38,831
Yokogawa Electric Corp.†	3,400	25,915
		88,977
Electronic Parts Distribution — 0.1%
Tech Data Corp.†	1,947	99,024
Electronic Security Devices — 0.0%
American Science & Engineering, Inc.	246	22,721
Electronics-Military — 0.2%
L-3 Communications Holdings, Inc.	6,200	485,522
Safran SA	865	30,573
		516,095
Energy-Alternate Sources — 0.3%
Amyris, Inc.†	322	9,190
Areva SA(1)	280	12,440
Ballard Power System, Inc.†	3,644	8,491
China Longyuan Power Group Corp.	22,000	23,673
China Power New Energy Development Co., Ltd.†	1,422,000	120,655
China Sunergy Co., Ltd. ADR†	709	2,921

Security Description	Shares	Value (Note 3)
Energy-Alternate Sources (continued)
China WindPower Group, Ltd.†	1,470,000	$156,854
Covanta Holding Corp.	1,080	18,446
EDF Energies Nouvelles SA	145	7,644
EDP Renovaveis SA†	1,250	8,978
Enel Green Power SpA†	4,687	13,006
Fersa Energias Renovables SA	2,720	5,416
First Solar, Inc.†	469	75,434
FuelCell Energy, Inc.†	4,106	8,787
GCL Poly Energy Holdings, Ltd.†	47,000	28,942
Gintech Energy Corp.	2,019	6,420
Green Plains Renewable Energy, Inc.†	908	10,914
Gushan Environmental Energy, Ltd. ADR†	1,207	5,625
Headwaters, Inc.†	1,815	10,708
Iberdrola Renovables SA	2,855	12,320
Infigen Energy	13,119	5,021
Innergex Renewable Energy, Inc.	900	8,875
JA Solar Holdings Co., Ltd. ADR†	1,221	8,547
JinkoSolar Holding Co., Ltd.†	313	8,451
LDK Solar Co., Ltd. ADR†	944	11,555
Magma Energy Corp.†	4,816	5,713
Nordex SE†	571	6,247
Quantum Fuel Systems Technologies Worldwide, Inc.†	564	2,453
Ram Power Corp.†	3,360	4,575
Trina Solar, Ltd. ADR†	443	13,343
		621,644
Engineering/R&D Services — 0.2%
Abengoa SA	235	7,783
EMCOR Group, Inc.†	1,728	53,516
KEPCO Engineering & Construction Co., Inc.	881	58,870
SembCorp Industries, Ltd.	35,000	144,665
Singapore Technologies Engineering, Ltd.	36,000	93,106
		357,940
Enterprise Software/Service — 0.5%
Autonomy Corp. PLC†	577	14,708
CA, Inc.	10,400	251,472
Concur Technologies, Inc.†	1,373	76,133
Informatica Corp.†	1,331	69,518
Lawson Software, Inc.†	2,215	26,801
ManTech International Corp., Class A†	499	21,158
MicroStrategy, Inc., Class A†	623	83,781
Open Text Corp.†	680	42,378
Oracle Corp.	11,250	375,412
SAP AG	664	40,652
		1,002,013
Filtration/Separation Products — 0.1%
Pall Corp.	901	51,906
Polypore International, Inc.†	1,160	66,793
		118,699
Finance-Consumer Loans — 0.4%
African Bank Investments, Ltd.	19,612	109,757
Nelnet, Inc., Class A	2,061	44,992

Seasons Series Trust Asset Allocation: Diversified Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Finance-Consumer Loans (continued)
SLM Corp.†	39,900	$610,470
World Acceptance Corp.†	475	30,970
		796,189
Finance-Credit Card — 0.3%
American Express Co.	15,400	696,080
Finance-Investment Banker/Broker — 0.0%
E*Trade Financial Corp.†	2,763	43,186
Evercore Partners, Inc., Class A	649	22,254
		65,440
Finance-Leasing Companies — 0.1%
ORIX Corp.	1,150	107,700
Finance-Other Services — 0.3%
NASDAQ OMX Group, Inc.†	21,300	550,392
Warsaw Stock Exchange†	1,043	17,910
		568,302
Financial Guarantee Insurance — 0.1%
Assured Guaranty, Ltd.	8,032	119,677
Fisheries — 0.1%
Austevoll Seafood ASA	4,133	32,136
Cermaq ASA†	2,954	52,213
HQ Sustainable Maritime Industries, Inc.†	1,178	3,605
Leroey Seafood Group ASA	746	22,932
Marine Harvest ASA	82,220	102,138
Pescanova SA†	699	28,461
		241,485
Food-Catering — 0.1%
Compass Group PLC	12,789	114,993
Food-Confectionery — 0.3%
Hershey Co.	9,600	521,760
Food-Dairy Products — 0.0%
Glanbia PLC	406	2,503
Food-Meat Products — 0.1%
BRF - Brasil Foods SA ADR	324	6,185
Maple Leaf Foods, Inc.	262	3,335
Nippon Meat Packers, Inc.	13,000	163,946
Smithfield Foods, Inc.†	148	3,561
Tyson Foods, Inc., Class A	258	4,951
		181,978
Food-Misc. — 0.6%
Ajinomoto Co., Inc.	4,000	41,693
Associated British Foods PLC	11,916	189,627
Chiquita Brands International, Inc.†	114	1,749
Corn Products International, Inc.	135	6,996
Kerry Group PLC	5,712	212,899
MEIJI Holdings Co., Ltd.	2,000	80,428
Nestle SA	4,117	235,993
Nutreco Holding NV	199	14,595
SunOpta, Inc.†	1,547	11,479
Unilever NV	15,402	482,938
Unilever PLC	724	22,067
		1,300,464

Security Description	Shares	Value (Note 3)
Food-Retail — 0.5%
Companhia Brasileira de Distribuicao Grupo Pao de Acuca ADR	2,796	$117,236
Koninklijke Ahold NV	28,302	379,758
Metro AG	878	59,994
Safeway, Inc.	23,354	549,753
SUPERVALU, Inc.	1,629	14,547
Tesco PLC	4,986	30,474
		1,151,762
Food-Wholesale/Distribution — 0.0%
Olam International, Ltd.	2,000	4,443
Spartan Stores, Inc.	1,255	18,561
		23,004
Footwear & Related Apparel — 0.1%
Deckers Outdoor Corp.†	1,005	86,581
Iconix Brand Group, Inc.†	1,450	31,146
Steven Madden, Ltd.†	1,926	90,387
		208,114
Gambling (Non-Hotel) — 0.1%
OPAP SA	7,047	150,904
Garden Products — 0.0%
Toro Co.	420	27,812
Gas-Distribution — 0.1%
Centrica PLC	15,137	78,992
Toho Gas Co., Ltd.	13,000	67,047
Tokyo Gas Co., Ltd.	7,000	31,979
		178,018
Gold Mining — 0.1%
AngloGold Ashanti, Ltd.	1,512	72,527
Newcrest Mining, Ltd.	250	10,297
Real Gold Mining, Ltd.†	58,500	83,028
		165,852
Hazardous Waste Disposal — 0.0%
EnergySolutions, Inc.	1,386	8,261
Home Furnishings — 0.0%
La-Z-Boy, Inc.†	3,489	33,320
Select Comfort Corp.†	2,723	32,839
		66,159
Hospital Beds/Equipment — 0.0%
Kinetic Concepts, Inc.†	1,664	90,555
Hotel/Motels — 0.0%
Home Inns & Hotels Management, Inc. ADR†	2,273	89,943
Housewares — 0.0%
Lifetime Brands, Inc.†	17	255
Human Resources — 0.0%
AMN Healthcare Services, Inc.†	3,033	26,266
On Assignment, Inc.†	2,643	25,003
Randstad Holding NV	560	31,189
		82,458
Import/Export — 0.3%
Marubeni Corp.	5,000	36,006
Mitsui & Co., Ltd.	35,800	641,715
		677,721

Seasons Series Trust Asset Allocation: Diversified Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Independent Power Producers — 0.1%
NRG Energy, Inc.†	7,400	$159,396
Ormat Technologies, Inc.	281	7,118
		166,514
Instruments-Controls — 0.0%
Elster Group SE†	1,117	18,151
Watts Water Technologies, Inc., Class A	900	34,371
		52,522
Instruments-Scientific — 0.3%
FEI Co.†	4,812	162,261
Waters Corp.†	6,300	547,470
		709,731
Insurance-Life/Health — 0.4%
Aflac, Inc.	5,800	306,124
American Equity Investment Life Holding Co.	3,809	49,974
CNO Financial Group, Inc.†	5,299	39,796
Protective Life Corp.	1,217	32,311
Prudential PLC	10,574	119,842
Swiss Life Holding AG†	1,764	291,535
Symetra Financial Corp.	2,584	35,143
		874,725
Insurance-Multi-line — 0.7%
ACE, Ltd.	902	58,359
Ageas	23,646	67,190
Allianz SE	569	79,857
American Financial Group, Inc.	962	33,689
Assicurazioni Generali SpA	16,278	352,497
Assurant, Inc.	8,500	327,335
AXA SA	6,316	131,983
Hartford Financial Services Group, Inc.	9,400	253,142
ING Groep NV†	5,997	75,904
Ping An Insurance Group Co. of China Ltd.	10,500	106,504
		1,486,460
Insurance-Property/Casualty — 0.2%
American Safety Insurance Holdings, Ltd.†	1,952	41,831
Arch Capital Group, Ltd.†	992	98,397
Tokio Marine Holdings, Inc.	12,000	320,847
Universal Insurance Holdings, Inc.	3,684	19,967
		481,042
Insurance-Reinsurance — 0.5%
Aspen Insurance Holdings, Ltd.	1,307	36,021
Berkshire Hathaway, Inc., Class B†	5,400	451,602
Endurance Specialty Holdings, Ltd.	6,700	327,094
Flagstone Reinsurance Holdings SA	2,855	25,723
Maiden Holdings, Ltd.	2,592	19,414
Platinum Underwriters Holdings, Ltd.	385	14,665
RenaissanceRe Holdings, Ltd.	1,919	132,392
SCOR SE	830	22,602
		1,029,513

Security Description	Shares	Value (Note 3)
Internet Application Software — 0.1%
Tencent Holdings, Ltd.	5,900	$143,811
Internet Content-Entertainment — 0.1%
Perfect World Co., Ltd. ADR†	4,000	84,720
Youku.com, Inc. ADR†	600	28,506
		113,226
Internet Content-Information/News — 0.0%
SouFun Holdings, Ltd. ADR†	468	8,756
WebMD Health Corp.†	308	16,454
		25,210
Internet Infrastructure Software — 0.2%
Akamai Technologies, Inc.†	2,201	83,638
AsiaInfo-Linkage, Inc.†	5,642	122,149
F5 Networks, Inc.†	886	90,877
TeleCommunication Systems, Inc., Class A†	5,526	22,767
TIBCO Software, Inc.†	5,547	151,156
		470,587
Internet Security — 0.1%
Blue Coat Systems, Inc.†	2,103	59,220
Sourcefire, Inc.†	2,152	59,202
Symantec Corp.†	3,820	70,823
Trend Micro, Inc.	1,600	42,606
VeriSign, Inc.	1,528	55,329
Zix Corp.†	2,930	10,782
		297,962
Intimate Apparel — 0.0%
Warnaco Group, Inc.†	1,233	70,515
Investment Companies — 0.2%
Blackrock Kelso Capital Corp	2,427	24,585
Delek Group, Ltd.	369	99,877
Harris & Harris Group, Inc.†	11,766	63,301
Kinnevik Investment AB	8,600	200,425
MCG Capital Corp.	11,482	74,633
NGP Capital Resources Co.	3,959	38,165
Resolution, Ltd.	2,348	11,146
		512,132
Investment Management/Advisor Services — 0.3%
Affiliated Managers Group, Inc.†	6,500	710,905
Lasers-System/Components — 0.0%
Coherent, Inc.†	465	27,021
Linen Supply & Related Items — 0.0%
UniFirst Corp.	544	28,837
Machinery-Construction & Mining — 0.0%
China National Materials Co., Ltd.	93,000	83,692
Joy Global, Inc.	67	6,620
		90,312
Machinery-Electrical — 0.2%
Franklin Electric Co., Inc.	932	43,058
Regal-Beloit Corp.	4,700	347,001
		390,059
Machinery-Farming — 0.1%
AGCO Corp.†	282	15,502
Alamo Group, Inc.	1,688	46,336
CNH Global NV†	214	10,390

Seasons Series Trust Asset Allocation: Diversified Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Machinery-Farming (continued)
Deere & Co.	169	$16,374
Lindsay Corp.	718	56,736
		145,338
Machinery-General Industrial — 0.2%
Altra Holdings, Inc.†	2,805	66,254
Applied Industrial Technologies, Inc.	2,207	73,405
Chart Industries, Inc.†	1,071	58,948
China High Precision Automation Group, Ltd.	73,000	52,930
DXP Enterprises, Inc.†	1,406	32,451
GLV, Inc., Class A†	503	4,280
Rheinmetall AG	346	28,671
Sumitomo Heavy Industries, Ltd.	3,000	19,584
Wabtec Corp.	1,541	104,526
		441,049
Machinery-Material Handling — 0.0%
NACCO Industries, Inc., Class A	171	18,925
Machinery-Pumps — 0.0%
China Valves Technology, Inc.†	1,470	6,821
Flowserve Corp.	387	49,846
Gorman-Rupp Co.	167	6,578
		63,245
Machinery-Thermal Process — 0.0%
BHI Co., Ltd.	3,386	51,857
Raser Technologies, Inc.†	11,126	1,602
		53,459
Marine Services — 0.0%
Great Lakes Dredge & Dock Corp.	4,797	36,601
Medical Instruments — 0.0%
Bruker Corp.†	1,233	25,708
Kensey Nash Corp.†	1,202	29,942
Young Innovations, Inc.	811	25,465
		81,115
Medical Labs & Testing Services — 0.2%
BioMerieux	245	25,697
Laboratory Corp. of America Holdings†	3,400	313,242
		338,939
Medical Products — 0.4%
American Medical Systems Holdings, Inc.†	1,384	29,950
Coloplast A/S	628	90,955
Cooper Cos., Inc.	911	63,269
Covidien PLC	715	37,137
Greatbatch, Inc.†	554	14,659
Johnson & Johnson	10,887	645,055
Orthovita, Inc.†	4,461	9,502
West Pharmaceutical Services, Inc.	478	21,400
		911,927
Medical Sterilization Products — 0.0%
STERIS Corp.	1,456	50,290

Security Description	Shares	Value (Note 3)
Medical-Biomedical/Gene — 0.6%
AMAG Pharmaceuticals, Inc.†	926	$15,464
Amylin Pharmaceuticals, Inc.†	953	10,836
Complete Genomics, Inc.†	2,613	23,595
Cubist Pharmaceuticals, Inc.†	979	24,710
Dendreon Corp.†	1,710	64,005
Enzon Pharmaceuticals, Inc.†	2,765	30,138
Gilead Sciences, Inc.†	16,300	691,772
Human Genome Sciences, Inc.†	1,493	40,983
Illumina, Inc.†	1,844	129,209
Life Technologies Corp.†	2,424	127,066
Momenta Pharmaceuticals, Inc.†	753	11,935
Pacific Biosciences of California, Inc.†	2,561	35,982
Sequenom, Inc.†	3,638	23,029
United Therapeutics Corp.†	432	28,953
		1,257,677
Medical-Drugs — 2.4%
Abbott Laboratories	3,600	176,580
Akorn, Inc.†	3,836	22,134
Allergan, Inc.	7,600	539,752
Astellas Pharma, Inc.	2,700	99,976
AstraZeneca PLC	11,371	522,250
Auxilium Pharmaceuticals, Inc.†	1,020	21,899
Cephalon, Inc.†	158	11,973
Endo Pharmaceuticals Holdings, Inc.†	2,536	96,774
Forest Laboratories, Inc.†	15,146	489,216
GlaxoSmithKline PLC	24,441	466,382
Grifols SA	924	16,107
Hi-Tech Pharmacal Co., Inc.†	1,413	28,444
Ironwood Pharmaceuticals, Inc.†	1,208	16,912
Medicis Pharmaceutical Corp., Class A	2,298	73,628
Merck & Co., Inc.	10,176	335,910
Miraca Holdings, Inc.	600	22,974
Mitsubishi Tanabe Pharma Corp.	7,000	113,609
Nippon Shinyaku Co., Ltd.	3,000	38,483
Novartis AG	7,584	411,361
Orion Oyj	3,487	84,603
Pfizer, Inc.	28,923	587,426
PharMerica Corp.†	918	10,502
Roche Holding AG	1,538	219,690
Salix Pharmaceuticals, Ltd.†	698	24,451
Sanofi-Aventis SA	9,451	662,666
Sciclone Pharmaceuticals, Inc.†	3,611	14,588
Vanda Pharmaceuticals, Inc.†	1,989	14,500
Viropharma, Inc.†	2,527	50,287
		5,173,077
Medical-Generic Drugs — 0.5%
Impax Laboratories, Inc.†	3,631	92,409
Par Pharmaceutical Cos., Inc.†	3,418	106,231
Perrigo Co.	6,300	500,976
Teva Pharmaceutical Industries, Ltd. ADR	4,145	207,955
Watson Pharmaceuticals, Inc.†	1,246	69,789
		977,360

Seasons Series Trust Asset Allocation: Diversified Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Medical-HMO — 0.9%
Aetna, Inc.	11,705	$438,118
Health Net, Inc.†	5,800	189,660
Healthspring, Inc.†	1,698	63,454
Humana, Inc.†	5,400	377,676
Magellan Health Services, Inc.†	1,573	77,203
UnitedHealth Group, Inc.	15,963	721,528
WellCare Health Plans, Inc.†	935	39,223
		1,906,862
Medical-Hospitals — 0.0%
Health Management Associates, Inc., Class A†	3,693	40,254
Select Medical Holdings Corp.†	4,185	33,731
		73,985
Medical-Nursing Homes — 0.0%
Kindred Healthcare, Inc.†	598	14,280
Medical-Outpatient/Home Medical — 0.1%
Amedisys, Inc.†	845	29,575
Amsurg Corp.†	625	15,900
Continucare Corp.†	4,288	22,941
Gentiva Health Services, Inc.†	1,305	36,579
LHC Group, Inc.†	612	18,360
Lincare Holdings, Inc.	2,024	60,032
		183,387
Medical-Wholesale Drug Distribution — 0.4%
AmerisourceBergen Corp.	9,200	363,952
Cardinal Health, Inc.	10,300	423,639
Suzuken Co., Ltd.	2,700	71,217
		858,808
Metal Processors & Fabrication — 0.2%
SKF AB, Class B	14,267	415,450
Timken Co.	751	39,277
		454,727
Metal-Aluminum — 0.0%
Century Aluminum Co.†	1,086	20,286
Creston Moly Corp.†	8,748	4,106
Noranda Aluminium Holding Corp.†	1,180	18,939
		43,331
Metal-Copper — 0.5%
Freeport-McMoRan Copper & Gold, Inc.	14,800	822,140
Sterlite Industries India, Ltd. ADR	7,871	121,528
		943,668
Metal-Diversified — 0.8%
Arafura Resources, Ltd.†	7,186	9,291
CITIC Dameng Holdings, Ltd.†	19,000	6,326
Commerce Resources Corp†	5,059	4,435
Contango ORE, Inc.†	62	1,146
Greenland Minerals & Energy, Ltd.†	4,155	4,255
Lynas Corp., Ltd.†	10,539	24,527
Mitsui Mining & Smelting Co., Ltd.	43,000	149,399
Moly Mines, Ltd.†	4,503	4,891

Security Description	Shares	Value (Note 3)
Metal-Diversified (continued)
Molycorp, Inc.†	1,703	$102,214
Noront Resources, Ltd.†	5,477	5,310
Prophecy Resource Corp.†	4,037	4,081
Qiao Xing Universal Resources, Inc.†	1,710	3,574
Quest Rare Minerals, Ltd.†	1,716	10,620
Rare Element Resources, Ltd.†	799	10,171
Rio Tinto PLC	7,439	522,574
Rio Tinto, Ltd.	8,175	716,630
Tasman Metals, Ltd.†	2,200	9,894
Vedanta Resources PLC	1,792	68,390
Western Lithium USA Corp.†	3,061	3,789
		1,661,517
Metal-Iron — 0.0%
China Vanadium Titano - Magnetite Mining Co, Ltd.†	15,000	6,441
Fortescue Metals Group, Ltd.	3,752	24,876
		31,317
Miscellaneous Manufacturing — 0.1%
John Bean Technologies Corp.	1,881	36,172
Trimas Corp.†	3,146	67,639
Xinjiang Goldwind Science & Technology Co., Ltd.†	11,000	20,250
		124,061
MRI/Medical Diagnostic Imaging — 0.0%
Alliance HealthCare Services, Inc.†	2,945	13,017
Multilevel Direct Selling — 0.0%
Nu Skin Enterprises, Inc., Class A	879	25,271
Multimedia — 0.7%
News Corp., Class A	39,700	697,132
Time Warner, Inc.	17,286	617,110
Vivendi SA	798	22,788
Walt Disney Co.	3,200	137,888
WPP PLC	6,624	81,663
		1,556,581
Networking Products — 0.4%
Acme Packet, Inc.†	104	7,380
Anixter International, Inc.	1,302	90,997
Black Box Corp.	1,118	39,298
Cisco Systems, Inc.	28,086	481,675
Ixia†	2,428	38,556
Polycom, Inc.†	2,182	113,137
		771,043
Non-Ferrous Metals — 0.1%
Cameco Corp.	401	12,046
China Molybdenum Co, Ltd., Class H(3)	9,000	7,856
Denison Mines Corp.†	1,550	3,693
Energy Resources of Australia, Ltd.	580	4,769
Grupo Mexico SA de CV, Class B	26,781	100,419
Horsehead Holding Corp.†	4,821	82,198
Hunan Non-Ferrous Metal Corp, Ltd., Class H†	22,000	8,344
Paladin Energy, Ltd.†	1,559	5,821
Thompson Creek Metals Co., Inc.†	654	8,196

Seasons Series Trust Asset Allocation: Diversified Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Non-Ferrous Metals (continued)
Ucore Rare Metals, Inc.†	8,900	$8,997
Uex Corp.†	1,407	1,713
Uranium One, Inc.	1,326	5,197
USEC, Inc.†	849	3,736
		252,985
Non-Hazardous Waste Disposal — 0.0%
China Water Affairs Group, Ltd.	30,000	11,377
Office Automation & Equipment — 0.2%
Canon, Inc.	7,700	335,105
Office Supplies & Forms — 0.1%
ACCO Brands Corp.†	3,068	29,269
Societe BIC SA	1,351	120,086
		149,355
Oil & Gas Drilling — 0.1%
Atwood Oceanics, Inc.†	1,330	61,752
Unit Corp.†	715	44,294
		106,046
Oil Companies-Exploration & Production — 1.3%
Athabasca Oil Sands Corp.†	1,016	17,648
Cairn Energy PLC†	31,533	233,754
Canadian Oil Sands, Ltd.	667	22,476
Cimarex Energy Co.	6,600	760,584
CNOOC, Ltd.	85,000	214,616
Connacher Oil and Gas, Ltd.†	4,742	6,994
Contango Oil & Gas Co.†	615	38,892
Gazprom OAO ADR	8,932	288,861
Inpex Corp.	13	98,617
Nexen, Inc.	5,692	141,904
Occidental Petroleum Corp.	1,189	124,239
OGX Petroleo e Gas Participacoes SA†	18,483	222,455
Oilsands Quest, Inc.†	4,066	1,952
Petroleum Development Corp.†	2,064	99,093
Petroquest Energy, Inc.†	1,467	13,731
Rosetta Resources, Inc.†	1,846	87,759
Stone Energy Corp.†	3,394	113,258
Swift Energy Co.†	1,147	48,954
Tullow Oil PLC	5,964	138,536
Vaalco Energy, Inc.†	4,179	32,429
W&T Offshore, Inc.	2,049	46,697
		2,753,449
Oil Companies-Integrated — 3.1%
BG Group PLC	4,873	121,246
BP PLC	37,111	270,282
Chevron Corp.	7,743	831,830
ConocoPhillips	3,640	290,690
ENI SpA	22,205	545,356
Exxon Mobil Corp.	23,593	1,984,879
LUKOIL OAO ADR	4,490	321,709
Murphy Oil Corp.	8,400	616,728
Petroleo Brasileiro SA ADR	4,735	191,436
Royal Dutch Shell PLC, Class B	12,922	468,486
Sasol, Ltd.	1,574	91,087
Sasol, Ltd. ADR	679	39,348
Statoil ASA	22,326	618,883

Security Description	Shares	Value (Note 3)
Oil Companies-Integrated (continued)
Suncor Energy, Inc.	556	$24,931
Total SA	1,163	70,799
		6,487,690
Oil Field Machinery & Equipment — 0.4%
Cameron International Corp.†	12,200	696,620
Complete Production Services, Inc.†	2,091	66,515
		763,135
Oil Refining & Marketing — 0.7%
Caltex Australia, Ltd.	12,036	194,211
Sunoco, Inc.	11,600	528,844
Valero Energy Corp.	27,700	826,014
		1,549,069
Oil-Field Services — 1.2%
Cal Dive International, Inc.†	3,078	21,484
Halliburton Co.	19,090	951,446
Helix Energy Solutions Group, Inc.†	4,214	72,481
Oceaneering International, Inc.†	6,900	617,205
Oil States International, Inc.†	604	45,989
Petrofac, Ltd.	4,762	113,748
Saipem SpA	7,228	384,234
Schlumberger, Ltd.	2,100	195,846
Stallion Oilfield Services, Ltd.†(1)(3)	203	8,222
Technip SA	738	78,703
Tetra Technologies, Inc.†	2,186	33,664
		2,523,022
Optical Supplies — 0.0%
STAAR Surgical Co.†	3,973	22,130
Paper & Related Products — 0.2%
Boise, Inc.	4,379	40,112
Clearwater Paper Corp.†	454	36,956
Domtar Corp.	644	59,106
KapStone Paper and Packaging Corp.†	3,664	62,911
MeadWestvaco Corp.	9,836	298,326
Neenah Paper, Inc.	749	16,455
		513,866
Petrochemicals — 0.3%
Formosa Chemicals & Fibre Corp.	23,000	87,209
Mitsui Chemicals, Inc.	112,000	395,864
Petronas Chemicals Group Bhd†	24,600	58,804
PTT Chemical PCL	12,400	60,678
TPC Group, Inc.†	700	20,209
		622,764
Pharmacy Services — 0.2%
Medco Health Solutions, Inc.†	9,100	511,056
Photo Equipment & Supplies — 0.0%
Altek Corp.	13,282	18,202
Physical Therapy/Rehabilitation Centers — 0.0%
Healthsouth Corp.†	1,982	49,510
Physicians Practice Management — 0.0%
Healthways, Inc.†	1,514	23,270

Seasons Series Trust Asset Allocation: Diversified Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Platinum — 0.0%
Stillwater Mining Co.†	3,388	$77,687
Pollution Control — 0.0%
Fuel Tech, Inc.†	854	7,601
Met-Pro Corp.	566	6,735
		14,336
Power Converter/Supply Equipment — 0.2%
Active Power, Inc.†	4,653	13,726
Canadian Solar, Inc.†	390	4,395
Capstone Turbine Corp.†	7,733	13,997
China High Speed Transmission Equipment Group Co., Ltd.	9,000	14,463
China Ming Yang Wind Power Group, Ltd. ADR†	2,366	24,393
E-Ton Solar Tech Co., Ltd.†	3,000	4,122
Energy Conversion Devices, Inc.†	993	2,244
Gamesa Corp. Tecnologica SA†	1,022	10,621
Generac Holdings, Inc.†	569	11,545
Powell Industries, Inc.†	826	32,577
SatCon Technology Corp.†	2,600	10,036
Schneider Electric SA	482	82,381
SeenTec Co., Ltd.	5,635	70,120
SMA Solar Technology AG	56	7,019
Sun King Power Electronics Group†	240,000	49,984
SunPower Corp., Class A†	795	13,626
Trony Solar Holdings Co., Ltd.†	12,000	7,821
Yingli Green Energy Holding Co., Ltd. ADR†	7,232	93,293
		466,363
Precious Metals — 0.0%
Coeur d'Alene Mines Corp.†	1,050	36,519
Umicore SA	1,105	54,802
		91,321
Printing-Commercial — 0.2%
Deluxe Corp.	2,213	58,733
R.R. Donnelley & Sons Co.	19,700	372,724
		431,457
Private Equity — 0.1%
3i Group PLC	15,756	75,549
KKR & Co LP	3,159	51,839
		127,388
Protection/Safety — 0.0%
Landauer, Inc.	140	8,613
Publishing-Books — 0.0%
Reed Elsevier PLC	3,105	26,898
Publishing-Periodicals — 0.0%
United Business Media, Ltd.	1,610	15,458
Real Estate Investment Trusts — 1.0%
Agree Realty Corp.	1,249	28,040
American Capital Agency Corp.	953	27,771
Annaly Capital Management, Inc.	24,300	424,035
Anworth Mortgage Asset Corp.	3,323	23,560
Ashford Hospitality Trust, Inc.	3,067	33,798
CBL & Associates Properties, Inc.	3,202	55,779

Security Description	Shares	Value (Note 3)
Real Estate Investment Trusts (continued)
CFS Retail Property Trust	13,151	$25,029
CommonWealth REIT	5,595	145,302
Dexus Property Group	20,758	18,250
First Industrial Realty Trust, Inc.†	2,172	25,825
Glimcher Realty Trust	4,476	41,403
Host Hotels & Resorts, Inc.	12,700	223,647
Invesco Mortgage Capital, Inc.	1,188	25,958
Lexington Realty Trust	4,652	43,496
Liberty Property Trust	4,629	152,294
LTC Properties, Inc.	1,775	50,304
Mission West Properties, Inc.	2,258	14,835
National Health Investors, Inc.	1,868	89,515
Newcastle Investment Corp.†	2,988	18,048
Omega Healthcare Investors, Inc.	1,333	29,779
PS Business Parks, Inc.	834	48,322
Rayonier, Inc.	8,200	510,942
Saul Centers, Inc.	646	28,779
Starwood Property Trust, Inc.	907	20,226
Universal Health Realty Income Trust	418	16,942
Urstadt Biddle Properties, Inc., Class A	1,321	25,125
		2,147,004
Real Estate Management/Services — 0.2%
BR Malls Participacoes SA	13,899	144,724
Immofinanz AG†	39,233	177,145
Mitsubishi Estate Co., Ltd.	2,000	33,830
		355,699
Real Estate Operations & Development — 0.5%
Aliansce Shopping Centers SA	7,900	63,871
Cheung Kong Holdings, Ltd.	6,000	97,962
China Overseas Land & Investment, Ltd.	36,000	73,587
Guangzhou R&F Properties Co., Ltd.	50,800	75,888
Hang Lung Group, Ltd.	9,000	56,174
Henderson Land Development Co., Ltd.	3,000	20,788
Huaku Development Co., Ltd.	18,000	50,438
LSR Group OJSC GDR	7,086	67,884
PDG Realty SA Empreendimentos e Participacoes	41,913	235,153
Rossi Residencial SA	19,650	163,805
Soho China, Ltd.	33,000	28,382
St. Joe Co.†	1,326	33,243
Wheelock & Co., Ltd.	20,000	75,078
		1,042,253
Rental Auto/Equipment — 0.1%
Avis Budget Group, Inc.†	6,998	125,334
Research & Development — 0.0%
Silex Systems, Ltd.†	563	2,766
WuXi PharmaTech Cayman, Inc. ADR†	1,433	22,154
		24,920

Seasons Series Trust Asset Allocation: Diversified Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Retail-Apparel/Shoe — 1.0%
Aeropostale, Inc.†	1,371	$33,343
ANN, Inc.†	1,808	52,631
Ascena Retail Group, Inc.†	1,324	42,911
Children's Place Retail Stores, Inc.†	477	23,769
Collective Brands, Inc.†	1,347	29,068
DSW, Inc., Class A†	2,069	82,677
Finish Line, Inc., Class A	2,290	45,457
Foot Locker, Inc.	14,000	276,080
Genesco, Inc.†	1,177	47,315
Inditex SA	1,860	149,250
JOS. A. Bank Clothiers, Inc.†	1,271	64,668
Kenneth Cole Productions, Inc., Class A†	1,130	14,656
Limited Brands, Inc.	12,000	394,560
Lojas Renner SA	3,530	114,355
Next PLC	11,707	371,851
Phillips-Van Heusen Corp.	367	23,866
Ross Stores, Inc.	5,600	398,272
		2,164,729
Retail-Auto Parts — 0.1%
Advance Auto Parts, Inc.	4,600	301,852
Retail-Automobile — 0.1%
Sonic Automotive, Inc., Class A	7,881	110,413
Retail-Building Products — 0.1%
Kingfisher PLC	27,842	109,829
Retail-Computer Equipment — 0.1%
GameStop Corp., Class A†	10,700	240,964
Retail-Consumer Electronics — 0.2%
Best Buy Co., Inc.	12,000	344,640
JB Hi-Fi, Ltd.	794	16,532
		361,172
Retail-Convenience Store — 0.0%
Lawson, Inc.	600	28,925
Retail-Discount — 0.9%
Costco Wholesale Corp.	10,200	747,864
HSN, Inc.†	1,019	32,639
Shinsegae Co. Ltd.	281	66,859
Wal-Mart Stores, Inc.	19,525	1,016,276
		1,863,638
Retail-Gardening Products — 0.0%
Tractor Supply Co.	372	22,268
Retail-Hair Salons — 0.0%
Regis Corp.	1,126	19,975
Retail-Home Furnishings — 0.0%
Kirkland's, Inc.†	1,146	17,694
Retail-Jewelry — 0.1%
Pandora A/S	1,878	95,842
Signet Jewelers, Ltd.†	509	23,424
Zale Corp.†	3,941	15,725
		134,991
Retail-Mail Order — 0.1%
Williams-Sonoma, Inc.	7,300	295,650

Security Description	Shares	Value (Note 3)
Retail-Major Department Stores — 0.3%
Hyundai Department Store Co., Ltd.	705	$91,262
Myer Holdings, Ltd.	4,693	15,582
PPR	478	73,263
TJX Cos., Inc.	10,300	512,219
		692,326
Retail-Misc./Diversified — 0.0%
AerCap Holdings NV†	1,493	18,767
Retail-Office Supplies — 0.0%
OfficeMax, Inc.†	1,164	15,062
Retail-Pawn Shops — 0.1%
Cash America International, Inc.	683	31,452
EzCorp, Inc., Class A†	2,747	86,228
		117,680
Retail-Petroleum Products — 0.0%
World Fuel Services Corp.	740	30,051
Retail-Regional Department Stores — 0.1%
PCD Stores, Ltd.	366,000	100,222
Stage Stores, Inc.	1,938	37,248
		137,470
Retail-Restaurants — 0.3%
AFC Enterprises, Inc.†	6,538	98,920
CEC Entertainment, Inc.	1,535	57,915
DineEquity, Inc.†	566	31,119
Domino's Pizza, Inc.†	7,612	140,289
McDonald's Corp.	2,569	195,475
Papa John's International, Inc.†	616	19,509
Ruth's Hospitality Group, Inc.†	1,467	7,570
		550,797
Rubber & Vinyl — 0.0%
JSR Corp.	2,700	54,175
TSRC Corp.	6,000	15,405
		69,580
Rubber-Tires — 0.0%
Cooper Tire & Rubber Co.	536	13,802
Satellite Telecom — 0.2%
EchoStar Corp., Class A†	6,138	232,323
Iridium Communications, Inc.†	5,785	46,107
Loral Space & Communications, Inc.†	665	51,571
		330,001
Savings & Loans/Thrifts — 0.3%
Flushing Financial Corp.	2,881	42,927
Hudson City Bancorp, Inc.	56,700	548,856
		591,783
Schools — 0.1%
Career Education Corp.†	2,213	50,280
ITT Educational Services, Inc.†	707	51,010
Lincoln Educational Services Corp.	1,989	31,605
		132,895
Sector Fund-Technology — 0.0%
Uranium Participation Corp.†	624	4,222

Seasons Series Trust Asset Allocation: Diversified Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Seismic Data Collection — 0.2%
Cie Generale de Geophysique-Veritas†	9,099	$328,116
Semiconductor Components-Integrated Circuits — 0.3%
Advanced Semiconductor Engineering, Inc.	91,000	98,716
Analog Devices, Inc.	6,800	267,784
Cirrus Logic, Inc.†	1,738	36,550
Hanwha SolarOne Co., Ltd. ADR†	625	4,744
Taiwan Semiconductor Manufacturing Co., Ltd.	71,039	170,553
		578,347
Semiconductor Equipment — 0.6%
Applied Materials, Inc.	48,800	762,256
ASML Holding NV†	507	22,346
Entegris, Inc.†	5,718	50,147
LTX-Credence Corp.†	4,938	45,084
Nova Measuring Instruments, Ltd.†	3,557	34,859
Teradyne, Inc.†	14,500	258,245
Ultratech, Inc.†	1,261	37,073
Veeco Instruments, Inc.†	534	27,148
		1,237,158
Silver Mining — 0.0%
Hecla Mining Co.†	5,035	45,718
Soap & Cleaning Preparation — 0.2%
Reckitt Benckiser Group PLC	8,809	452,487
Software Tools — 0.3%
VMware, Inc., Class A†	6,904	562,952
Steel Pipe & Tube — 0.1%
Mueller Water Products, Inc., Class A	6,626	29,685
Northwest Pipe Co.†	360	8,255
Vallourec SA	524	58,785
Valmont Industries, Inc.	1,019	106,353
		203,078
Steel-Producers — 0.2%
Mechel ADR	3,281	101,022
Reliance Steel & Aluminum Co.	662	38,250
Voestalpine AG	5,044	236,825
		376,097
Sugar — 0.1%
Cosan SA Industria e Comercio	6,791	105,651
Cosan, Ltd., Class A	1,343	17,325
Suedzucker AG	1,201	33,496
Tate & Lyle PLC	461	4,271
		160,743
Telecom Equipment-Fiber Optics — 0.0%
Finisar Corp.†	973	23,936
Oplink Communications, Inc.†	1,172	22,842
		46,778
Telecom Services — 0.4%
Allot Communications, Ltd.†	865	13,546
Amdocs, Ltd.†	6,915	199,498
BCE, Inc.	1,397	50,750
Knology, Inc.†	1,559	20,127

Security Description	Shares	Value (Note 3)
Telecom Services (continued)
NeuStar, Inc., Class A†	1,742	$44,560
SAVVIS, Inc.†	313	11,609
Tele2 AB, Class B	4,942	114,156
Telecity Group PLC†	2,589	21,119
Telecom Corp. of New Zealand, Ltd.	114,359	175,385
Telenet Group Holding NV†	985	46,157
USA Mobility, Inc.	1,781	25,807
Virgin Media, Inc.	1,000	27,790
		750,504
Telecommunication Equipment — 0.3%
ADTRAN, Inc.	2,282	96,894
Harris Corp.	11,535	572,136
Plantronics, Inc.	643	23,546
		692,576
Telephone-Integrated — 1.3%
AT&T, Inc.	18,188	556,553
Atlantic Tele-Network, Inc.	497	18,484
BT Group PLC	144,591	430,504
Cincinnati Bell, Inc.†	9,778	26,205
France Telecom SA	11,086	248,392
Nippon Telegraph & Telephone Corp.	11,600	520,870
Verizon Communications, Inc.	23,582	908,850
		2,709,858
Television — 0.2%
Mediaset SpA	54,143	344,064
Metropole Television SA	2,684	70,141
Sinclair Broadcast Group, Inc., Class A	2,103	26,372
		440,577
Textile-Apparel — 0.0%
Perry Ellis International, Inc.†	1,933	53,196
Therapeutics — 0.1%
BioMarin Pharmaceutical, Inc.†	879	22,089
Questcor Pharmaceuticals, Inc.†	2,865	41,285
Warner Chilcott PLC, Class A	3,750	87,300
		150,674
Tobacco — 0.5%
Imperial Tobacco Group PLC	1,976	61,084
Japan Tobacco, Inc.	89	321,526
Lorillard, Inc.	2,600	247,026
Philip Morris International, Inc.	5,388	353,614
		983,250
Tools-Hand Held — 0.0%
Asahi Diamond Industrial Co., Ltd.	3,000	57,562
Toys — 0.0%
Nintendo Co., Ltd.	200	54,027
Transactional Software — 0.1%
Longtop Financial Technologies, Ltd. ADR†	884	27,775
Synchronoss Technologies, Inc.†	1,929	67,033
VeriFone Systems, Inc.†	1,211	66,544
		161,352

Seasons Series Trust Asset Allocation: Diversified Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Transport-Equipment & Leasing — 0.0%
Amerco, Inc.†	132	$12,804
TAL International Group, Inc.	1,566	56,799
		69,603
Transport-Marine — 0.1%
CAI International, Inc.†	4,527	117,068
Seaspan Corp.	1,394	27,113
Tidewater, Inc.	1,038	62,125
		206,306
Transport-Rail — 0.2%
Central Japan Railway Co.	57	451,587
Genesee & Wyoming, Inc., Class A†	809	47,084
		498,671
Transport-Services — 0.1%
ComfortDelGro Corp., Ltd.	51,000	63,118
Deutsche Post AG	1,958	35,297
Hub Group, Inc., Class A†	649	23,487
TNT NV	653	16,750
Viterra, Inc.	564	6,841
		145,493
Transport-Truck — 0.0%
Quality Distribution, Inc.†	1,343	15,914
Swift Transporation Co.†	1,048	15,406
		31,320
Travel Services — 0.0%
TUI Travel PLC	6,261	22,800
Vitamins & Nutrition Products — 0.0%
USANA Health Sciences, Inc.†	330	11,388
Water — 0.0%
China Water Industry Group, Ltd.†	288,000	4,998
Cia de Saneamento Basico do Estado de Sao Paulo ADR	640	37,594
Manila Water Co., Inc.	17,700	7,406
Severn Trent PLC	1,362	31,922
		81,920
Water Treatment Systems — 0.2%
Beijing Enterprises Water Group, Ltd.†	69,000	24,217
Bio-Treat Technology, Ltd.†	86,000	3,070
BWT AG	149	4,358
Duoyuan Global Water, Inc. ADR†	1,788	10,782
Energy Recovery, Inc.†	2,765	8,793
Heckmann Corp.†	5,011	32,822
Hyflux, Ltd.	12,000	20,563
Kurita Water Industries, Ltd.	1,400	41,387
Nalco Holding Co.	9,564	261,193
Sinomem Technology, Ltd.	11,000	6,065
Sound Global, Ltd.†	33,000	18,850
Tianjin Capital Environmental Protection Co., Ltd.	20,000	7,096
Tri-Tech Holding, Inc.†	838	9,780
Xinjiang Tianye Water Saving Irrigation System Co., Ltd.†	26,000	4,713
		453,689

Security Description	Shares	Value (Note 3)
Web Portals/ISP — 0.4%
Baidu, Inc. ADR†	384	$52,919
Bitauto Holdings, Ltd. ADR†	1,212	14,532
Google, Inc., Class A†	1,193	699,349
InfoSpace, Inc.†	1,458	12,626
Pacific Online, Ltd.	9,000	4,813
SINA Corp.†	341	36,501
Sohu.com, Inc.†	276	24,663
		845,403
Wire & Cable Products — 0.0%
LS Corp.	224	22,462
Wireless Equipment — 0.3%
American Tower Corp., Class A†	5,700	295,374
Aruba Networks, Inc.†	655	22,165
Ceragon Networks, Ltd.†	2,187	26,419
InterDigital, Inc.	246	11,737
Nokia Oyj	3,207	27,429
Powerwave Technologies, Inc.†	6,877	31,015
QUALCOMM, Inc.	3,093	169,589
RF Micro Devices, Inc.†	1,910	12,243
Wistron NeWeb Corp.	22,000	73,168
		669,139
Wound, Burn & Skin Care — 0.0%
Obagi Medical Products, Inc.†	3,366	42,546
Total Common Stock (cost $114,912,831)		140,322,458
CONVERTIBLE PREFERRED STOCK — 0.0%
Auto-Cars/Light Trucks — 0.0%
General Motors Co. Series B 4.75%	703	33,885
Finance-Investment Banker/Broker — 0.0%
Lehman Brothers Holdings, Inc. 7.25%†	26	14
Oil Companies-Exploration & Production — 0.0%
Apache Corp. 6.00%	536	37,981
Real Estate Investment Trusts — 0.0%
Entertainment Properties Trust 5.75%	995	20,099
Total Convertible Preferred Stock (cost $104,602)		91,979
PREFERRED STOCK — 0.7%
Agricultural Chemicals — 0.0%
Vale Fertilizantes SA	8,599	83,428
Auto-Cars/Light Trucks — 0.0%
Porsche Automobil Holding SE	650	42,567
Volkswagen AG	185	30,007
		72,574
Banks-Commercial — 0.3%
Banco Bradesco SA ADR	21,004	435,833
Itau Unibanco Holding SA ADR	3,471	83,478
		519,311
Diversified Banking Institutions — 0.0%
Ally Financial, Inc. 7.00%*(3)	63	58,621

Seasons Series Trust Asset Allocation: Diversified Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares/ Principal Amount(15)	Value (Note 3)
PREFERRED STOCK (continued)
Diversified Minerals — 0.2%
Vale SA ADR	10,292	$303,820
Medical-Biomedical/Gene — 0.0%
Biotest AG	449	29,347
Oil Companies-Integrated — 0.2%
Petroleo Brasileiro SA ADR	9,194	326,755
Soap & Cleaning Preparation — 0.0%
Henkel AG & Co. KGaA	1,253	77,618
Special Purpose Entity — 0.0%
GMAC Capital Trust I 8.13%	1,200	30,600
Total Preferred Stock (cost $1,272,439)		1,502,074
ASSET BACKED SECURITIES — 2.3%
Diversified Financial Services — 2.3%
Banc of America Commercial Mtg., Inc. VRS Series 2005-1, Class XW 0.10% due 11/10/42*(4)(5)	$3,951,196	2,741
Banc of America Commercial Mtg., Inc. VRS Series 2004-5, Class XC 0.30% due 11/10/41*(4)(5)	983,269	14,020
Banc of America Commercial Mtg., Inc., Series 2006-5, Class A2 5.32% due 09/10/47(5)	305,472	310,354
Banc of America Commercial Mtg., Inc. VRS Series 2007-2, Class A2 5.63% due 04/10/49(5)	80,666	81,864
Bear Stearns Commercial Mtg. Securities, Inc. VRS Series 2005-PW10, Class X1 0.09% due 12/11/40*(2)(4)(5)	5,958,856	13,050
Bear Stearns Commercial Mtg. Securities, Inc., Series 2006-PW14, Class A2 5.12% due 12/11/38(5)	30,000	30,507
Bear Stearns Commercial Mtg. Securities, Inc. VRS Series 2007-PW16, Class A2 5.85% due 06/11/40(5)	28,593	29,255
Citigroup/Deutsche Bank Commercial Mtg. Trust VRS Series 2007-CD4, Class XC 0.17% due 12/11/49*(4)(5)	1,486,386	13,373
Commercial Mtg. Acceptance Corp. VRS Series 1998-C2, Class F 5.44% due 09/15/30*(3)(5)	651,680	667,922
Commercial Mtg. Pass Through Certs. VRS Series 2005-C6, Class XC 0.10% due 06/10/44*(4)(5)	3,660,701	20,604
Commercial Mtg. Pass Through Certs. VRS Series 2006-C8, Class XS 0.17% due 12/10/46*(4)(5)	3,259,415	36,746
Commercial Mtg. Pass Through Certs. VRS Series 2005-LP5, Class XC 0.23% due 05/10/43*(4)(5)	1,170,323	11,118
Conseco Finance Securitizations Corp. FRS Series 2002-1, Class M1A 2.31% due 12/01/33	118,000	103,698
Conseco Finance Securitizations Corp., Series 2001-1, Class A5 6.99% due 07/01/31	184,370	188,979

Security Description	Principal Amount(15)	Value (Note 3)
Diversified Financial Services (continued)
Conseco Finance Securitizations Corp. VRS Series 2002-2, Class M1 7.42% due 03/01/33	$4,000	$4,008
Conseco Finance Securitizations Corp., Series 2000-5, Class A6 7.96% due 02/01/32	18,395	16,284
Countrywide Asset-Backed Certs. FRS Series 2004-6, Class 2A5 0.64% due 11/25/34	2,625	2,445
Credit Suisse First Boston Mtg. Securities Corp. FRS Series 2004-TF2A, Class J 1.21% due 11/15/19*(3)(5)	50,000	48,569
Credit Suisse Mtg. Capital Certs. VRS Series 2007-C1, Class AX 0.07% due 02/15/40*(4)(5)	846,513	5,875
Credit Suisse Mtg. Capital Certs. VRS Series 2006-C4, Class AX 0.20% due 09/15/39*(4)(5)	484,215	7,366
Credit Suisse Mtg. Capital Certs. VRS Series 2006-C5, Class AX 0.25% due 12/15/39(4)(5)	1,357,677	21,682
Credit Suisse Mtg. Capital Certs., Series 2007-C1, Class AAB 5.34% due 02/15/40(5)	56,000	58,150
Credit Suisse Mtg. Capital Certs. VRS Series 2007-C2, Class A2 5.45% due 01/15/49(5)	180,446	183,051
Credit Suisse Mtg. Capital Certs. VRS Series 2007-C3, Class A2 5.91% due 06/15/39(5)	27,233	27,858
Credit Suisse Mtg. Capital Certs. VRS Series 2007-C4, Class A2 5.99% due 09/15/39(5)	66,064	67,620
CS First Boston Mtg. Securities Corp. FRS Series 2004-TF2A, Class H 0.96% due 11/15/19*(5)	50,000	49,079
CS First Boston Mtg. Securities Corp. VRS Series 2003-C3, Class AX 1.91% due 05/15/38*(4)(5)	965,303	27,603
CS First Boston Mtg. Securities Corp., VRS Series 2003-CK2, Class G 5.74% due 03/15/36*(3)(5)	41,000	41,939
CS First Boston Mtg. Securities Corp. VRS Series 1998-C2, Class F 6.75% due 11/15/30*(3)(5)	44,000	46,507
GE Capital Commercial Mtg. Corp. VRS Series 2005-C3, Class XC 0.11% due 07/10/45*(4)(5)	8,441,714	40,421
GMAC Commercial Mtg. Securities, Inc. VRS Series 2006-C1, Class XC 0.11% due 11/10/45*(4)(5)	9,206,709	50,491
GMAC Commercial Mtg. Securities, Inc. VRS Series 2005-C1, Class X1 0.45% due 05/10/43*(3)(4)(5)	2,042,578	25,648
GMAC Commercial Mtg. Securities, Inc. VRS Series 1997-C1, Class X 1.32% due 07/15/29(4)(5)	270,954	9,761
Green Tree Financial Corp., Series 1999-1, Class A6 6.37% due 07/01/25	3,047	3,069

Seasons Series Trust Asset Allocation: Diversified Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(15)	Value (Note 3)
ASSET BACKED SECURITIES (continued)
Diversified Financial Services (continued)
Green Tree Financial Corp., Series 1999-3, Class A7 6.74% due 02/01/31	$5,790	$6,035
Green Tree Financial Corp. VRS Series 1997-6, Class M1 7.21% due 01/15/29	27,000	22,878
Green Tree Financial Corp. VRS Series 1997-6, Class A9 7.55% due 01/15/29	27,754	30,154
Green Tree Financial Corp. VRS Series 1999-5, Class A5 7.86% due 03/01/30	125,475	116,987
Greenpoint Manufactured Housing VRS Series 2000-3, Class IA 8.45% due 06/20/31	32,995	33,768
Greenwich Capital Commercial Funding Corp. VRS Series 2005-GG5, Class XC 0.18% due 04/10/37*(4)(5)	5,111,748	12,472
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A3 4.57% due 08/10/42(5)	26,000	26,237
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A2 5.38% due 03/10/39(5)	38,536	39,385
GS Mtg. Securities Corp. II VRS Series 2004-C1, Class X1 0.93% due 10/10/28*(4)(5)	130,616	13
GS Mtg. Securities Corp. II VRS Series 2003-C1, Class X1 1.00% due 01/10/40*(4)(5)	969,055	9,966
GS Mtg. Securities Corp. II VRS Series 2006-GG6, Class A2 5.51% due 04/10/38(5)	43,201	43,485
JP Morgan Chase Commercial Mtg. Securities Corp. VRS Series 2005-CB12, Class X1 0.13% due 09/12/37*(4)(5)	1,951,449	13,472
JP Morgan Chase Commercial Mtg. Securities Corp. VRS Series 2006-LDP9, Class X 0.63% due 05/15/47(4)(5)	1,225,759	22,410
JP Morgan Chase Commercial Mtg. Securities Corp., Series 2006-LDP8, Class A2 5.29% due 05/15/45(5)	173,587	178,986
JP Morgan Chase Commercial Mtg. Securities Corp., Series 2006-LDP9, Class A2S 5.30% due 05/15/47(5)	110,000	111,875
JP Morgan Chase Commercial Mtg. Securities Corp., Series 2006-LDP8, Class A3B 5.45% due 05/15/45(5)	63,000	65,044
JP Morgan Chase Commercial Mtg. Securities Corp., Series 2006-CB17, Class A3 5.45% due 12/12/43(5)	56,000	57,693
JP Morgan Chase Commercial Mtg. Securities Corp., Series 2006-CB16, Class A3B 5.58% due 05/12/45(5)	171,000	176,476

Security Description	Principal Amount(15)	Value (Note 3)
Diversified Financial Services (continued)
JP Morgan Chase Commercial Mtg. Securities Corp., VRS Series 2006-CB14, Class A3B 5.66% due 12/12/44(5)	$32,000	$33,197
JP Morgan Chase Commercial Mtg. Securities Corp., Series 2007-C1, Class ASB 5.86% due 02/15/51(5)	29,000	30,232
JP Morgan Chase Commercial Mtg. Securities Corp. VRS Series 2006-LDP7, Class A2 6.05% due 04/15/45(5)	33,047	33,173
JP Morgan Commercial Mtg. Finance Corp., Series 2000-C9, Class G 6.25% due 10/15/32*(3)(5)	20,228	20,263
JP Morgan Commercial Mtg. Finance Corp., Series 1997-C5, Class F 7.56% due 09/15/29(5)	20,028	20,830
LB Commercial Conduit Mtg. Trust VRS Series 2007-C3, Class A2 5.84% due 07/15/44(5)	164,000	168,556
LB-UBS Commercial Mtg. Trust VRS Series 2005-C7, Class XCL 0.11% due 11/15/40*(4)(5)	4,334,774	27,895
LB-UBS Commercial Mtg. Trust VRS Series 2006-C1, Class XCL 0.16% due 02/15/41*(4)(5)	4,652,158	46,709
LB-UBS Commercial Mtg. Trust VRS Series 2005-C2, Class XCL 0.24% due 04/15/40*(4)(5)	3,405,802	26,785
LB-UBS Commercial Mtg. Trust VRS Series 2005-C5, Class XCL 0.26% due 09/15/40*(4)(5)	2,412,429	31,097
LB-UBS Commercial Mtg. Trust VRS Series 2005-C3, Class XCL 0.34% due 07/15/40*(4)(5)	1,309,831	24,186
LB-UBS Commercial Mtg. Trust VRS Series 2003-C5, Class XCL 0.94% due 04/15/37*(4)(5)	81,887	1,270
LB-UBS Commercial Mtg. Trust, Series 2007-C7, Class A2 5.59% due 09/15/45(5)	139,000	142,679
Merit Securities Corp. FRS Series 11-PA, Class 3A1 0.87% due 04/28/27*(3)(6)	52,771	45,116
Merrill Lynch Mtg. Trust VRS Series 2005-MCP1, Class XC 0.22% due 06/12/43*(4)(5)	1,811,493	19,630
Merrill Lynch Mtg. Trust, Series 2005-MKB2, Class A2 4.81% due 09/12/42(5)	28,779	28,762
Merrill Lynch Mtg. Trust VRS Series 2007-C1, Class A2 5.92% due 06/12/50(5)	68,250	70,008
Merrill Lynch/Countrywide Commercial Mtg. Trust VRS Series 2006-4, Class XC 0.26% due 12/12/49*(4)(5)	2,814,332	34,121
Merrill Lynch/Countrywide Commercial Mtg. Trust FRS Series 2006-4, Class A2FL 0.38% due 12/12/49(5)	47,789	46,402

Seasons Series Trust Asset Allocation: Diversified Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(15)	Value (Note 3)
ASSET BACKED SECURITIES (continued)
Diversified Financial Services (continued)
Merrill Lynch/Countrywide Commercial Mtg. Trust VRS Series 2007-7, Class ASB 5.75% due 06/12/50(5)	$31,000	$32,334
Mezz Capital Commercial Mtg. Trust VRS Series 2005-C3, Class X 5.66% due 05/15/44*(2)(3)(4)(5)	159,922	12,122
Mezz Capital Commercial Mtg. Trust VRS Series 2006-C4, Class X 5.94% due 07/15/45*(2)(3)(4)(5)	236,042	11,684
Mid-State Trust, Series 11, Class B 8.22% due 07/15/38	7,571	7,230
Morgan Stanley Capital I, Series 2005-HQ6, Class A2A 4.88% due 08/13/42(5)	115,872	117,119
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.61% due 04/15/49(5)	50,240	50,609
Morgan Stanley Capital I, Series 2007-IQ16, Class A2 5.62% due 12/12/49(5)	45,000	46,407
Morgan Stanley Capital I VRS Series 2007-IQ15, Class A2 6.03% due 06/11/49(5)	132,000	136,795
Morgan Stanley Capital I VRS Series 1998-CF1, Class D 7.35% due 07/15/32(5)	12,343	12,452
New Century Home Equity Loan Trust VRS Series 2003-5, Class AI7 5.15% due 11/25/33	16,736	16,787
Oakwood Mtg. Investors, Inc., Series 2002-C, Class A1 5.41% due 11/15/32	68,938	66,219
Oakwood Mtg. Investors, Inc., Series 2001-E, Class A4 6.81% due 12/15/31(2)	54,532	48,840
Oakwood Mtg. Investors, Inc. VRS Series 2000-A, Class A3 7.95% due 03/15/22	32,360	25,958
Structured Asset Securities Corp. FRS Series 2004-NP2, Class A 0.60% due 06/25/34*(3)(6)	28,621	23,141
Wachovia Bank Commercial Mtg. Trust VRS Series 2005-C18, Class XC 0.17% due 04/15/42*(4)(5)	4,670,524	40,912
Wachovia Bank Commercial Mtg. Trust, Series 2006-C27, Class A2 5.62% due 07/15/45(5)	138,556	139,423
Wachovia Bank Commercial Mtg. Trust VRS Series 2007-C32, Class A2 5.93% due 06/15/49(5)	86,537	89,937
Total Asset Backed Securities (cost $5,454,774)		4,957,873
CONVERTIBLE BONDS & NOTES — 0.1%
Aerospace/Defense-Equipment — 0.0%
Alliant Techsystems, Inc. Company Guar. Notes 3.00% due 08/15/24	20,000	22,200

Security Description	Principal Amount(15)	Value (Note 3)
Auto-Cars/Light Trucks — 0.0%
Ford Motor Co. Senior Notes 4.25% due 11/15/16	$13,000	$23,562
Auto/Truck Parts & Equipment-Original — 0.1%
ArvinMeritor, Inc. Company Guar. Notes 4.00% due 02/15/27	30,000	30,107
Diversified Manufacturing Operations — 0.0%
Trinity Industries, Inc. Sub. Notes 3.88% due 06/01/36	25,000	27,250
Electronic Components-Semiconductors — 0.0%
Advanced Micro Devices, Inc. Senior Notes 6.00% due 05/01/15	24,000	24,750
Machinery-General Industrial — 0.0%
Altra Holdings, Inc. Company Guar. Bonds 2.75% due 03/01/31*(3)	6,000	6,504
Real Estate Investment Trusts — 0.0%
Digital Realty Trust LP Company Guar. Notes 5.50% due 04/15/29*	10,000	14,563
Steel-Producers — 0.0%
Steel Dynamics, Inc. Company Guar. Notes 5.13% due 06/15/14	16,000	20,480
Total Convertible Bonds & Notes (cost $154,699)		169,416
U.S. CORPORATE BONDS & NOTES — 10.3%
Advertising Agencies — 0.0%
Omnicom Group, Inc. Senior Notes 4.45% due 08/15/20	20,000	19,698
Advertising Sales — 0.0%
Lamar Media Corp. Company Guar. 7.88% due 04/15/18	10,000	10,725
Aerospace/Defense — 0.0%
Acquisition Co. Lanza Parent Senior Sec. Notes 10.00% due 06/01/17*(3)	40,000	44,200
Kratos Defense & Security Solutions, Inc. Senior Sec. Notes 10.00% due 06/01/17	40,000	44,100
		88,300
Aerospace/Defense-Equipment — 0.1%
Alliant Techsystems, Inc. Company Guar. Notes 6.88% due 09/15/20	10,000	10,438
BE Aerospace, Inc. Senior Notes 6.88% due 10/01/20	10,000	10,350
TransDigm, Inc. Senior Sub. Notes 7.75% due 12/15/18*	40,000	42,950

Seasons Series Trust Asset Allocation: Diversified Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(15)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Aerospace/Defense-Equipment (continued)
United Technologies Corp. Senior Notes 5.70% due 04/15/40	$5,000	$5,356
United Technologies Corp. Senior Notes 6.13% due 07/15/38	25,000	28,139
		97,233
Agricultural Chemicals — 0.0%
The Mosaic Co. Senior Notes 7.63% due 12/01/16*	45,000	48,600
Agricultural Operations — 0.0%
Bunge Ltd. Finance Corp. Company Guar. Notes 4.10% due 03/15/16	25,000	25,062
Airlines — 0.1%
American Airlines, Inc. Pass Through Certs. Series 2001-2, Class A-2 7.86% due 04/01/13	10,000	10,337
Continental Airlines, Inc. Pass Through Certs. Series 2002-1, Class G2 6.56% due 08/15/13	15,000	15,356
Continental Airlines, Inc. Pass Through Certs. Series 1998-1, Class A 6.65% due 09/15/17	20,581	21,661
Continental Airlines, Inc. Pass Through Certs. Series 1997-4, Class A 6.90% due 07/02/19	5,316	5,648
Delta Air Lines, Inc. Pass Through Certs. Series 2010-1A 6.20% due 07/02/18	4,941	5,127
Northwest Airlines, Inc. Pass Through Certs. Series 2000-1, Class G 7.15% due 04/01/21	24,897	24,772
United Airlines, Inc. Pass Through Certs. Series 2007-1, Class A 6.64% due 07/02/22	12,723	12,914
		95,815
Alternative Waste Technology — 0.0%
Darling International, Inc. Company Guar. Notes 8.50% due 12/15/18*	10,000	10,875
Apparel Manufacturers — 0.0%
Hanesbrands, Inc. Company Guar. Notes 6.38% due 12/15/20	25,000	24,375
Levi Strauss & Co. Senior Notes 8.88% due 04/01/16	50,000	52,125
		76,500

Security Description	Principal Amount(15)		Value (Note 3)
Auto-Heavy Duty Trucks — 0.0%
Navistar International Corp. Company Guar. Notes 8.25% due 11/01/21		$50,000	$55,438
Auto/Truck Parts & Equipment-Original — 0.2%
American Axle & Manufacturing, Inc. Company Guar. Notes 5.25% due 02/11/14		75,000	75,000
Dana Holding Corp. Senior Notes 6.75% due 02/15/21		15,000	15,000
Lear Corp. Company Guar. Notes 7.88% due 03/15/18		10,000	10,875
Lear Corp. Company Guar. Notes 8.13% due 03/15/20		55,000	60,500
Tenneco, Inc. Company Guar. Notes 6.88% due 12/15/20		25,000	25,875
Tenneco, Inc. Company Guar. Notes 7.75% due 08/15/18		15,000	16,012
Tenneco, Inc. Company Guar. Notes 8.13% due 11/15/15		20,000	21,400
TRW Automotive, Inc. Company Guar. Notes 6.38% due 03/15/14*(3)	EUR	80,000	119,045
Visteon Corp. Senior Notes 6.75% due 04/15/19*(3)		25,000	25,000
			368,707
Auto/Truck Parts & Equipment-Replacement — 0.1%
Affinia Group Holdings, Inc. Senior Sec. Notes 10.75% due 08/15/16*		14,000	15,908
Allison Transmission, Inc. Company Guar. Notes 11.00% due 11/01/15*		35,000	37,975
Allison Transmission, Inc. Company Guar. Notes 11.25% due 11/01/15*(8)		42,100	45,731
Exide Technologies Senior Sec. Notes 8.63% due 02/01/18*		15,000	16,012
Uncle Acquisition 2010 Corp. Senior Notes 8.63% due 02/15/19*		15,000	15,750
			131,376
Banks-Commercial — 0.2%
CIT Group, Inc. Sec. Notes 6.63% due 04/01/18*(3)		35,000	35,512
CIT Group, Inc. Senior Sec. Notes 7.00% due 05/01/15		35,000	35,306
CIT Group, Inc. Senior Sec. Notes 7.00% due 05/01/16		75,000	75,094

Seasons Series Trust Asset Allocation: Diversified Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(15)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Banks-Commercial (continued)
CIT Group, Inc. Senior Sec. Notes 7.00% due 05/01/17	$170,000	$170,212
Wachovia Capital Trust V Ltd. Guar. Notes 7.97% due 06/01/27*(3)	100,000	102,793
		418,917
Banks-Fiduciary — 0.0%
State Street Capital Trust IV FRS Ltd. Guar. Notes 1.31% due 06/15/77	105,000	86,640
Banks-Money Center — 0.0%
BankAmerica Capital III FRS Ltd. Guar. Notes 0.87% due 01/15/27	35,000	26,953
Banks-Mortgage — 0.0%
Provident Funding Associates LP Senior Notes 10.13% due 02/15/19*(3)	15,000	15,656
Provident Funding Associates LP Senior Sec. Notes 10.25% due 04/15/17*(3)	20,000	22,300
		37,956
Banks-Super Regional — 0.1%
Bank of America Corp. FRS Bank Guar. Notes 1.31% due 12/18/28	45,000	34,685
Wachovia Corp. Senior Notes 5.75% due 06/15/17	50,000	55,393
Wells Fargo Capital XV FRS Ltd. Guar. Notes 9.75% due 09/26/13(9)	25,000	27,312
		117,390
Beverages-Wine/Spirits — 0.1%
Constellation Brands, Inc. Company Guar. Notes 7.25% due 09/01/16	45,000	48,656
Diageo Investment Corp. Company Guar. Debentures 8.00% due 09/15/22	45,000	55,530
		104,186
Brewery — 0.1%
Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 7.75% due 01/15/19	54,000	66,437
Anheuser-Busch InBev Worldwide, Inc. Company Guar. Bonds 8.20% due 01/15/39	61,000	82,989
		149,426
Broadcast Services/Program — 0.1%
Clear Channel Communications ,Inc. Senior Notes 5.50% due 09/15/14	30,000	26,925

Security Description	Principal Amount(15)	Value (Note 3)
Broadcast Services/Program (continued)
Clear Channel Communications, Inc. Company Guar. Notes 9.00% due 03/01/21*	$25,000	$24,937
Clear Channel Communications, Inc. Company Guar. Notes 10.75% due 08/01/16	15,000	14,288
Clear Channel Worldwide Holdings, Inc. Company Guar. Notes, Series B 9.25% due 12/15/17	115,000	126,069
XM Satellite Radio Holdings, Inc. Company Guar. Notes 13.00% due 08/01/14*	60,000	71,250
XM Satellite Radio, Inc. Company Guar. Notes 7.63% due 11/01/18*	40,000	42,200
		305,669
Building & Construction Products-Misc. — 0.2%
Associated Materials LLC Senior Sec. Notes 9.13% due 11/01/17*	35,000	37,450
Building Materials Corp. of America Senior Notes 6.88% due 08/15/18*(3)	15,000	15,338
Building Materials Corp. of America Senior Sec. Notes 7.00% due 02/15/20*(3)	15,000	15,562
Building Materials Corp. of America Company Guar. Notes 7.50% due 03/15/20*	30,000	31,200
Nortek, Inc. Company Guar. Notes 10.00% due 12/01/18*	20,000	21,550
Nortek, Inc. Senior Sec. Notes 11.00% due 12/01/13	40,044	42,347
Owens Corning, Inc. Company Guar. Notes 9.00% due 06/15/19	100,000	118,186
Ply Gem Industries, Inc. Senior Sec. Notes 8.25% due 02/15/18*	10,000	10,275
Roofing Supply Group LLC/Roofing Supply Finance, Inc. Senior Sec. Notes 8.63% due 12/01/17*(3)	50,000	52,625
USG Corp. Company Guar. Notes 8.38% due 10/15/18*	15,000	15,675
		360,208
Building-Residential/Commercial — 0.1%
Beazer Homes USA, Inc. Company Guar. Notes 6.88% due 07/15/15	10,000	9,850
Beazer Homes USA, Inc. Company Guar. Notes 9.13% due 06/15/18	20,000	20,225
Beazer Homes USA, Inc. Senior Notes 9.13% due 05/15/19*	20,000	20,225

Seasons Series Trust Asset Allocation: Diversified Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(15)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Building-Residential/Commercial (continued)
DR Horton, Inc. Company Guar. Notes 7.88% due 08/15/11	$10,000	$10,100
M/I Homes, Inc. Company Guar. Notes 8.63% due 11/15/18*	50,000	50,000
Pulte Group, Inc. Company Guar. Notes 7.63% due 10/15/17	30,000	31,050
Pulte Group, Inc. Company Guar. Bonds 7.88% due 06/15/32	35,000	32,287
Standard Pacific Corp. Company Guar. Notes 7.00% due 08/15/15	5,000	5,250
Standard Pacific Corp. Company Guar. Notes 8.38% due 01/15/21*	10,000	10,338
Standard Pacific Corp. Company Guar. Notes 10.75% due 09/15/16	35,000	40,775
		230,100
Cable/Satellite TV — 0.3%
Bresnan Broadband Holdings LLC Company Guar. Notes 8.00% due 12/15/18*	15,000	15,825
Cablevision Systems Corp. Senior Notes 7.75% due 04/15/18	20,000	21,600
Cablevision Systems Corp. Senior Notes 8.00% due 04/15/20	10,000	10,900
Cablevision Systems Corp. Senior Notes 8.63% due 09/15/17	65,000	72,312
CCH II LLC/CCH II Capital Corp. Company Guar. Notes 13.50% due 11/30/16	73,576	88,107
CCO Holdings LLC/CCO Holdings Capital Corp. Company Guar. Notes 7.00% due 01/15/19	25,000	25,625
Cequel Communications Holdings I LLC/ Cequel Capital Corp. Senior Notes 8.63% due 11/15/17*(3)	75,000	78,187
Comcast Cable Communications LLC Company Guar. Notes 8.88% due 05/01/17	40,000	50,049
Comcast Corp. Company Guar. Bonds 6.55% due 07/01/39	25,000	25,925
Comcast Corp. Company Guar. Notes 6.95% due 08/15/37	10,000	10,887
CSC Holdings, Inc. Senior Notes 6.75% due 04/15/12	14,000	14,525

Security Description	Principal Amount(15)	Value (Note 3)
Cable/Satellite TV (continued)
DIRECTV Holdings LLC Company Guar. Notes 6.35% due 03/15/40	$20,000	$20,004
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. Company Guar. Notes 5.88% due 10/01/19	50,000	54,059
DISH DBS Corp. Company Guar. Notes 7.88% due 09/01/19	45,000	48,713
Echostar DBS Corp. Company Guar. Notes 6.38% due 10/01/11	10,000	10,200
Echostar DBS Corp. Company Guar. Notes 6.63% due 10/01/14	15,000	15,881
Echostar DBS Corp. Company Guar. Notes 7.00% due 10/01/13	30,000	32,400
Mediacom LLC/Mediacom Capital Corp. Senior Notes 9.13% due 08/15/19	20,000	21,400
TCI Communications, Inc. Senior Notes 7.88% due 02/15/26	5,000	5,996
Tele-Communications, Inc. Company Guar. Debentures 9.80% due 02/01/12	10,000	10,753
Time Warner Cable, Inc. Company Guar. Notes 6.75% due 07/01/18	5,000	5,680
Time Warner Cable, Inc. Company Guar. Notes 6.75% due 06/15/39	10,000	10,456
Time Warner Cable, Inc. Company Guar. Bonds 7.30% due 07/01/38	20,000	22,143
Time Warner Cable, Inc. Company Guar. Notes 7.50% due 04/01/14	25,000	28,655
		700,282
Casino Hotels — 0.2%
Ameristar Casinos, Inc. Senior Notes 7.50% due 04/15/21*(3)	30,000	29,850
CityCenter Holdings LLC/CityCenter Finance Corp. Senior Sec. Notes 11.50% due 01/15/17*(8)	40,000	41,300
Harrah's Operating Co., Inc. Senior Sec. Notes 11.25% due 06/01/17	170,000	193,162
MGM Mirage, Inc. Company Guar. Notes 6.63% due 07/15/15	15,000	14,212
MGM Mirage, Inc. Senior Sec. Notes 10.38% due 05/15/14	5,000	5,725
MGM Resorts International, Inc. Senior Sec. Notes 9.00% due 03/15/20	10,000	10,963

Seasons Series Trust Asset Allocation: Diversified Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(15)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Casino Hotels (continued)
MTR Gaming Group, Inc. Senior Sec. Notes 12.63% due 07/15/14	$45,000	$47,925
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 1st. Mtg. Notes 7.75% due 08/15/20	20,000	21,200
		364,337
Casino Services — 0.0%
American Casino & Entertainment Properties LLC Senior Sec. Notes 11.00% due 06/15/14	35,000	37,231
Cellular Telecom — 0.2%
Buccaneer Merger Sub, Inc. Senior Notes 9.13% due 01/15/19*	35,000	37,100
Cricket Communications, Inc. Company Guar. Notes 7.75% due 10/15/20	85,000	85,637
Cricket Communications, Inc. Company Guar. Notes 10.00% due 07/15/15	5,000	5,488
MetroPCS Wireless, Inc. Company Guar. Notes 6.63% due 11/15/20	15,000	14,981
MetroPCS Wireless, Inc. Company Guar. Notes 7.88% due 09/01/18	65,000	69,550
NII Capital Corp. Company Guar. Notes 7.63% due 04/01/21	10,000	10,225
NII Capital Corp. Company Guar. Notes 10.00% due 08/15/16	60,000	68,400
Sprint Nextel Corp. Senior Bonds 6.00% due 12/01/16	15,000	15,056
Sprint Nextel Corp. Senior Notes 8.38% due 08/15/17	80,000	89,100
		395,537
Chemicals-Diversified — 0.2%
Celanese US Holdings LLC Company Guar. Notes 6.63% due 10/15/18*	15,000	15,450
Dow Chemical Co. Senior Notes 8.55% due 05/15/19	75,000	94,804
Lyondell Chemical Co. Senior Sec. Notes 8.00% due 11/01/17*	100,000	110,250
Momentive Performance Materials, Inc. Sec. Notes 9.00% due 01/15/21*	55,000	56,856
Momentive Performance Materials, Inc. Company Guar. Notes 12.50% due 06/15/14	15,000	16,650

Security Description	Principal Amount(15)	Value (Note 3)
Chemicals-Diversified (continued)
Solutia, Inc. Company Guar. Notes 7.88% due 03/15/20	$30,000	$32,550
Solutia, Inc. Company Guar. Notes 8.75% due 11/01/17	35,000	38,500
The Dow Chemical Co. Senior Notes 5.90% due 02/15/15	20,000	22,167
TPC Group LLC Senior Sec. Notes 8.25% due 10/01/17*(3)	30,000	31,725
		418,952
Chemicals-Plastics — 0.0%
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC Senior Sec. Notes 8.88% due 02/01/18	10,000	10,575
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC Sec. Notes 9.00% due 11/15/20*	15,000	15,553
		26,128
Chemicals-Specialty — 0.1%
Chemtura Corp. Company Guar. Notes 7.88% due 09/01/18*	10,000	10,575
Ferro Corp. Senior Notes 7.88% due 08/15/18	50,000	53,000
Huntsman International LLC Company Guar. Notes 8.63% due 03/15/20	35,000	38,150
Huntsman International LLC Company Guar. Notes 8.63% due 03/15/21*	15,000	16,350
KRATON Polymers LLC/KRATON Polymers Capital Corp. Senior Notes 6.75% due 03/01/19*	10,000	10,150
Nalco Co. Senior Notes 6.63% due 01/15/19*(3)	15,000	15,431
Omnova Solutions, Inc. Company Guar. Notes 7.88% due 11/01/18*	20,000	20,250
Vertellus Specialties, Inc. Senior Sec. Notes 9.38% due 10/01/15*(3)	10,000	10,700
		174,606
Coal — 0.2%
Arch Coal, Inc. Company Guar. Notes 7.25% due 10/01/20	35,000	37,538
Arch Western Finance LLC Company Guar. Notes 6.75% due 07/01/13	43,000	43,430

Seasons Series Trust Asset Allocation: Diversified Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(15)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Coal (continued)
Consol Energy, Inc. Company Guar. Notes 6.38% due 03/01/21*	$5,000	$5,006
Consol Energy, Inc. Company Guar. Notes 8.00% due 04/01/17	40,000	43,800
Consol Energy, Inc. Company Guar. Notes 8.25% due 04/01/20	70,000	77,612
International Coal Group, Inc. Senior Sec. Notes 9.13% due 04/01/18	40,000	45,200
James River Escrow, Inc. Senior Notes 7.88% due 04/01/19*(3)	10,000	10,350
Massey Energy Co. Company Guar. Notes 6.88% due 12/15/13	80,000	81,600
Peabody Energy Corp. Company Guar. Notes 6.50% due 09/15/20	25,000	26,813
Peabody Energy Corp. Company Guar. Notes 7.38% due 11/01/16	95,000	105,450
		476,799
Commercial Services — 0.1%
Brickman Group Holdings, Inc. Senior Notes 9.13% due 11/01/18*(3)	10,000	10,700
Ceridian Corp. Company Guar. Notes 11.25% due 11/15/15	40,000	41,600
Ceridian Corp. Company Guar. Notes 12.25% due 11/15/15(8)	50,000	52,250
Iron Mountain, Inc. Company Guar. Notes 6.63% due 01/01/16	85,000	85,425
Iron Mountain, Inc. Company Guar. Notes 8.00% due 06/15/20	20,000	21,200
PHH Corp. Senior Notes 9.25% due 03/01/16	20,000	21,750
		232,925
Commercial Services-Finance — 0.1%
ACE Cash Express, Inc. Senior Sec. Notes 11.00% due 02/01/19*(3)	25,000	25,438
Interactive Data Corp. Company Guar. Notes 10.25% due 08/01/18*	65,000	72,962
Lender Processing Services, Inc. Company Guar. Notes 8.13% due 07/01/16	73,000	76,011
		174,411

Security Description	Principal Amount(15)	Value (Note 3)
Computer Services — 0.1%
Compucom Systems, Inc. Senior Sub. Notes 12.50% due 10/01/15*(3)	$30,000	$32,438
Computer Sciences Corp. Senior Notes 6.50% due 03/15/18	19,000	20,645
SunGard Data Systems, Inc. Senior Notes 7.63% due 11/15/20*	35,000	35,963
SunGard Data Systems, Inc. Company Guar. Notes 10.25% due 08/15/15	24,000	25,200
Unisys Corp. Senior Sec. Notes 14.25% due 09/15/15*	45,000	53,887
		168,133
Computers — 0.0%
Dell, Inc. Senior Notes 5.88% due 06/15/19	5,000	5,484
Computers-Integrated Systems — 0.0%
Brocade Communications Systems, Inc. Senior Sec. Notes 6.63% due 01/15/18	5,000	5,294
Brocade Communications Systems, Inc. Senior Sec. Notes 6.88% due 01/15/20	30,000	32,400
		37,694
Consumer Products-Misc. — 0.2%
Central Garden and Pet Co. Company Guar. Notes 8.25% due 03/01/18	40,000	41,800
Fortune Brands, Inc. Senior Notes 3.00% due 06/01/12	50,000	50,832
Jarden Corp. Company Guar. Notes 7.50% due 05/01/17	95,000	101,412
Prestige Brands, Inc. Company Guar. Notes 8.25% due 04/01/18	25,000	26,375
Prestige Brands, Inc. Company Guar. Notes 8.25% due 04/01/18*	15,000	15,825
Scotts Miracle-Gro Co. Senior Notes 6.63% due 12/15/20*	30,000	30,787
Spectrum Brands Holdings, Inc. Senior Sec. Notes 9.50% due 06/15/18*(3)	20,000	22,050
Spectrum Brands Holdings, Inc. Company Guar. Notes 12.00% due 08/28/19(8)	18,781	20,941
Yankee Acquisition Corp. Company Guar. Notes 8.50% due 02/15/15	60,000	62,250

Seasons Series Trust Asset Allocation: Diversified Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(15)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Consumer Products-Misc. (continued)
YCC Holdings LLC/Yankee Finance, Inc. Senior Notes 10.25% due 02/15/16*(8)	$15,000	$15,113
		387,385
Containers-Metal/Glass — 0.0%
Crown Americas LLC/Crown Americas Capital Corp. III Senior Notes 6.25% due 02/01/21*	15,000	15,263
Containers-Paper/Plastic — 0.1%
Berry Plastics Corp. FRS Sec. Notes 4.18% due 09/15/14	20,000	18,825
Berry Plastics Corp. Senior Sec. Notes 9.50% due 05/15/18	20,000	19,900
Berry Plastics Corp. Senior Sec. Notes 9.75% due 01/15/21*	20,000	19,800
Graphic Packaging International, Inc. Company Guar. Notes 7.88% due 10/01/18	20,000	21,425
Pregis Corp. VRS Company Guar. Notes 12.38% due 10/15/13	20,000	19,725
Sealed Air Corp. Senior Notes 5.63% due 07/15/13*	14,000	14,674
Sealed Air Corp. Senior Notes 7.88% due 06/15/17	15,000	16,774
		131,123
Cosmetics & Toiletries — 0.1%
Elizabeth Arden, Inc. Senior Notes 7.38% due 03/15/21	30,000	31,312
Revlon Consumer Products Corp. Senior Sec. Notes 9.75% due 11/15/15	70,000	75,775
		107,087
Data Processing/Management — 0.2%
Fidelity National Information Services, Inc. Company Guar. Notes 7.63% due 07/15/17	20,000	21,675
Fidelity National Information Services, Inc. Company Guar. Notes 7.88% due 07/15/20	10,000	10,925
First Data Corp. Senior Sec. Notes 7.38% due 06/15/19*(3)	15,000	15,244
First Data Corp. Company Guar. Notes 10.55% due 09/24/15(10)	203,084	210,446
First Data Corp. Company Guar. Notes 12.63% due 01/15/21*(3)	85,000	92,225
		350,515

Security Description	Principal Amount(15)	Value (Note 3)
Dialysis Centers — 0.0%
DaVita, Inc. Company Guar. Notes 6.38% due 11/01/18	$25,000	$25,250
DaVita, Inc. Company Guar. Notes 6.63% due 11/01/20	10,000	10,125
Fresenius Medical Care US Finance, Inc. Company Guar. Notes 5.75% due 02/15/21*	35,000	33,906
		69,281
Direct Marketing — 0.1%
Affinion Group Holdings, Inc. Company Guar. Notes 11.63% due 11/15/15*	30,000	30,525
Affinion Group, Inc. Senior Notes 7.88% due 12/15/18*	40,000	37,600
Affinion Group, Inc. Company Guar. Notes 11.50% due 10/15/15	45,000	47,475
		115,600
Diversified Banking Institutions — 0.3%
Ally Financial, Inc. Company Guar. Notes 6.25% due 12/01/17*	25,000	25,469
Ally Financial, Inc. Company Guar. Notes 7.50% due 09/15/20*	20,000	21,325
Ally Financial, Inc. Company Guar. Notes 8.00% due 03/15/20	20,000	21,775
Ally Financial, Inc. Company Guar. Notes 8.30% due 02/12/15	20,000	21,925
Citigroup, Inc. Sub. Notes 5.00% due 09/15/14	30,000	31,326
Citigroup, Inc. Sub. Notes 5.63% due 08/27/12	35,000	36,792
Citigroup, Inc. Sub. Notes 6.63% due 06/15/32	54,000	55,785
GMAC LLC FRS Company Guar. Notes 2.51% due 12/01/14	21,000	20,374
GMAC LLC Sub. Notes 8.00% due 12/31/18(3)	20,000	21,475
Goldman Sachs Group, Inc. Senior Notes 6.15% due 04/01/18	25,000	27,104
Goldman Sachs Group, Inc. Sub. Notes 6.75% due 10/01/37	25,000	25,216
Goldman Sachs Group, Inc. Senior Notes 7.50% due 02/15/19	45,000	52,271

Seasons Series Trust Asset Allocation: Diversified Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(15)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Diversified Banking Institutions (continued)
JPMorgan Chase Capital XXIII FRS Ltd. Guar. Bonds 1.31% due 05/15/77	$138,000	$114,223
JP Morgan Chase Capital XVIII Ltd. Guar. Bonds 6.95% due 08/17/36	37,000	37,671
JPMorgan Chase & Co. Senior Notes 6.30% due 04/23/19	25,000	27,672
		540,403
Diversified Financial Services — 0.1%
General Electric Capital Corp. FRS Senior Notes 0.43% due 11/01/12	20,000	19,962
General Electric Capital Corp. FRS Senior Notes 0.51% due 05/11/16	45,000	43,060
General Electric Capital Corp. Senior Notes 6.88% due 01/10/39	140,000	156,239
		219,261
Diversified Manufacturing Operations — 0.1%
GE Capital Trust I FRS Sub. Notes 6.38% due 11/15/67	90,000	92,138
Griffon Corp. Company Guar. Notes 7.13% due 04/01/18*	10,000	10,175
Parker Hannifin Corp. Senior Notes 6.25% due 05/15/38	15,000	16,919
		119,232
Diversified Operations — 0.0%
Leucadia National Corp. Senior Notes 7.13% due 03/15/17	40,000	42,000
E-Commerce/Services — 0.0%
Expedia, Inc. Company Guar. Notes 5.95% due 08/15/20	35,000	35,306
Expedia, Inc. Company Guar. Notes 8.50% due 07/01/16	50,000	54,375
		89,681
Electric-Distribution — 0.0%
Aquila, Inc. Senior Notes 11.88% due 07/01/12	45,000	50,197
Electric-Generation — 0.1%
AES Corp. Senior Notes 8.00% due 10/15/17	110,000	118,250
Bruce Mansfield Unit 1 Pass Through Certs. Series 2001-2 6.85% due 06/01/34	19,622	20,590

Security Description	Principal Amount(15)	Value (Note 3)
Electric-Generation (continued)
Edison Mission Energy Senior Notes 7.20% due 05/15/19	$40,000	$31,200
Edison Mission Energy Senior Notes 7.50% due 06/15/13	10,000	9,950
Edison Mission Energy Senior Notes 7.75% due 06/15/16	15,000	12,750
		192,740
Electric-Integrated — 0.5%
AEP Texas North Co. Senior Notes 5.50% due 03/01/13	10,000	10,650
Ameren Illinois Co. Senior Sec. Notes 9.75% due 11/15/18	15,000	19,348
Appalachian Power Co. Senior Notes 5.80% due 10/01/35	20,000	19,953
CMS Energy Corp. FRS Senior Notes 1.25% due 01/15/13	25,000	24,687
CMS Energy Corp. Senior Notes 8.50% due 04/15/11	56,000	56,097
Commonwealth Edison Co. 1st Mtg. Bonds 5.80% due 03/15/18	10,000	11,047
Commonwealth Edison Co. 1st Mtg. Bonds 5.88% due 02/01/33	25,000	25,327
Dominion Resources, Inc. Senior Notes 6.00% due 11/30/17	25,000	28,001
Dominion Resources, Inc. FRS Jr. Sub Notes 6.30% due 09/30/66	105,000	103,162
Energy East Corp. Notes 6.75% due 07/15/36	10,000	10,476
Energy Future Holdings Corp. Senior Sec. Notes 10.00% due 01/15/20	15,000	15,895
Energy Future Holdings Corp. Senior Sec. Notes 9.75% due 10/15/19	19,000	19,570
Energy Future Holdings Corp. Company Guar. Notes 11.25% due 11/01/17(8)	8,586	7,105
Energy Future Intermediate Holding Co. LLC Senior Sec. Notes 9.75% due 10/15/19	36,000	37,080
Energy Future Intermediate Holding Co. LLC Senior Sec. Notes 10.00% due 12/01/20	16,000	16,955
FirstEnergy Corp. Senior Notes 6.45% due 11/15/11	2,000	2,060

Seasons Series Trust Asset Allocation: Diversified Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(15)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Electric-Integrated (continued)
Ipalco Enterprises, Inc. Senior Sec. Notes 7.25% due 04/01/16*	$35,000	$37,887
Kansas Gas & Electric Co. Senior Sec. Notes 5.65% due 03/29/21	12,487	13,380
MidAmerican Energy Holdings Co. Senior Notes 6.13% due 04/01/36	25,000	26,517
MidAmerican Energy Holdings Co. Senior Notes 6.50% due 09/15/37	5,000	5,530
MidAmerican Funding LLC Senior Sec. Notes 6.93% due 03/01/29	10,000	11,230
Nevada Power Co. General Refunding Mtg. Notes 6.50% due 08/01/18	10,000	11,474
NiSource Finance Corp. Company Guar. Notes 10.75% due 03/15/16	20,000	25,990
NV Energy, Inc. Senior Notes 6.25% due 11/15/20	20,000	20,354
Pacific Gas & Electric Co. Senior Notes 5.80% due 03/01/37	20,000	20,219
Pacific Gas & Electric Co. Senior Notes 6.35% due 02/15/38	10,000	10,718
PacifiCorp 1st Mtg. Bonds 6.25% due 10/15/37	15,000	16,587
Potomac Edison Co. 1st Mtg. Bonds 5.80% due 10/15/16*	20,000	21,634
PPL Energy Supply LLC Senior Notes 5.70% due 10/15/15	10,000	10,727
Puget Sound Energy, Inc. FRS Jr. Sub. Bonds 6.97% due 06/01/67	40,000	39,000
Sierra Pacific Resources Senior Notes 6.75% due 08/15/17	22,000	22,564
Teco Finance, Inc. Company Guar. Notes 6.57% due 11/01/17	5,000	5,681
Texas Competitive Electric Holdings Co. LLC Company Guar. Notes 11.25% due 11/01/16(8)	61,360	35,589
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. Senior Sec. Notes 15.00% due 04/01/21*	25,000	20,625
Texas-New Mexico Power Co. 1st Mtg. Bonds 9.50% due 04/01/19*(3)	55,000	69,788

Security Description	Principal Amount(15)	Value (Note 3)
Electric-Integrated (continued)
Union Electric Co. Senior Sec. Notes 6.70% due 02/01/19	$20,000	$23,081
Wisconsin Energy Corp. FRS Jr. Sub. Notes 6.25% due 05/15/67	125,000	125,469
		981,457
Electric-Transmission — 0.0%
ITC Holdings Corp. Senior Notes 5.88% due 09/30/16*(3)	20,000	22,057
ITC Holdings Corp. Senior Notes 6.05% due 01/31/18*	15,000	16,394
		38,451
Electronic Components-Semiconductors — 0.1%
Advanced Micro Devices, Inc. Senior Notes 7.75% due 08/01/20	10,000	10,275
Advanced Micro Devices, Inc. Senior Notes 8.13% due 12/15/17	5,000	5,200
Freescale Semiconductor, Inc. Senior Sec. Notes 9.25% due 04/15/18*	40,000	43,800
Freescale Semiconductor, Inc. Company Guar. Notes 10.13% due 12/15/16	10,000	10,625
Freescale Semiconductor, Inc. Senior Sec. Notes 10.13% due 03/15/18*	20,000	22,400
Freescale Semiconductor, Inc. Company Guar. Notes 10.75% due 08/01/20*(3)	35,000	39,287
		131,587
Engines-Internal Combustion — 0.0%
Briggs & Stratton Corp. Company Guar. Notes 6.88% due 12/15/20	30,000	31,425
Filtration/Separation Products — 0.0%
Polypore International, Inc. Company Guar. Notes 7.50% due 11/15/17*	20,000	21,000
Finance-Consumer Loans — 0.1%
HSBC Finance Capital Trust IX FRS Ltd. Guar. Bonds 5.91% due 11/30/35	100,000	95,750
SLM Corp. Senior Notes 6.25% due 01/25/16	35,000	36,487
SLM Corp. Senior Notes 8.00% due 03/25/20	30,000	32,700
SLM Corp. Senior Notes 8.45% due 06/15/18	15,000	16,800
		181,737

Seasons Series Trust Asset Allocation: Diversified Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(15)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Finance-Credit Card — 0.1%
American Express Co. Senior Notes 8.13% due 05/20/19	$85,000	$106,052
Capital One Capital III Ltd. Guar. Bonds 7.69% due 08/15/36	15,000	15,431
		121,483
Finance-Investment Banker/Broker — 0.2%
Bear Stearns Cos., Inc. Senior Notes 6.40% due 10/02/17	60,000	67,403
Bear Stearns Cos., Inc. Senior Notes 7.25% due 02/01/18	40,000	46,605
E*Trade Financial Corp. Senior Notes 12.50% due 11/30/17(8)	55,000	65,587
Merrill Lynch & Co., Inc. Senior Notes 6.40% due 08/28/17	65,000	70,855
Merrill Lynch & Co., Inc. Notes 6.88% due 04/25/18	60,000	66,642
TD Ameritrade Holding Corp. Company Guar. Notes 5.60% due 12/01/19	30,000	31,747
		348,839
Finance-Mortgage Loan/Banker — 0.0%
Residential Capital LLC Sec. Notes
9.63% due 05/15/15	40,000	40,350
Finance-Other Services — 0.1%
Beaver Valley Funding Corp. Senior Sec. Notes 9.00% due 06/01/17	27,000	29,971
ERAC USA Finance LLC Company Guar. Notes 2.25% due 01/10/14*(3)	5,000	4,988
ERAC USA Finance LLC Company Guar. Notes 5.25% due 10/01/20*(3)	15,000	15,445
Icahn Enterprises LP/Icahn Enterprises Finance Corp. Company Guar. Notes 7.75% due 01/15/16	20,000	20,550
Icahn Enterprises LP/Icahn Enterprises Finance Corp. Company Guar. Notes 8.00% due 01/15/18	75,000	77,062
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp. Company Guar. Notes 9.25% due 04/01/15	20,000	20,875
		168,891

Security Description	Principal Amount(15)	Value (Note 3)
Food-Dairy Products — 0.0%
Dean Foods Co. Company Guar. Notes 7.00% due 06/01/16	$40,000	$38,150
Dean Foods Co. Senior Notes 9.75% due 12/15/18*(3)	10,000	10,263
		48,413
Food-Meat Products — 0.1%
JBS USA LLC/JBS USA Finance, Inc. Company Guar. Notes 11.63% due 05/01/14	40,000	46,400
Smithfield Foods, Inc. Senior Sec. Notes 10.00% due 07/15/14	65,000	76,537
Tyson Foods, Inc. Senior Notes 8.25% due 10/01/11	20,000	20,600
Tyson Foods, Inc. Company Guar. Notes 10.50% due 03/01/14	35,000	42,000
		185,537
Food-Misc. — 0.1%
Bumble Bee Acquisition Corp. Senior Sec. Notes 9.00% due 12/15/17*(3)	30,000	31,200
Campbell Soup Co. Senior Debentures 8.88% due 05/01/21	15,000	19,978
Dole Food Co., Inc. Senior Sec. Notes 8.00% due 10/01/16*	20,000	21,225
Dole Food Co., Inc. Senior Sec. Notes 13.88% due 03/15/14	19,000	22,990
General Mills, Inc. Senior Notes 5.65% due 02/15/19	5,000	5,542
HJ Heinz Co. Senior Notes 5.35% due 07/15/13	20,000	21,724
HJ Heinz Finance Co. Company Guar. Notes 7.13% due 08/01/39*	5,000	5,939
Kraft Foods, Inc. Senior Notes 6.13% due 08/23/18	20,000	22,367
Kraft Foods, Inc. Senior Notes 6.50% due 02/09/40	113,000	120,694
Michael Foods, Inc. Senior Notes 9.75% due 07/15/18*(3)	20,000	21,850
		293,509
Food-Retail — 0.0%
SUPERVALU, Inc. Senior Notes 7.50% due 11/15/14	35,000	35,175

Seasons Series Trust Asset Allocation: Diversified Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(15)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Food-Retail (continued)
The Kroger Co. Company Guar. Notes 6.15% due 01/15/20	$15,000	$16,916
The Kroger Co. Company Guar. Notes 6.75% due 04/15/12	10,000	10,597
		62,688
Funeral Services & Related Items — 0.1%
Service Corp. International Senior Notes 6.75% due 04/01/16	85,000	90,525
Service Corp. International Senior Notes 7.00% due 05/15/19	15,000	15,750
		106,275
Gambling (Non-Hotel) — 0.1%
Isle of Capri Casinos, Inc. Company Guar. Notes 7.00% due 03/01/14	40,000	39,700
Isle of Capri Casinos, Inc. Company Guar. Notes 7.75% due 03/15/19*	25,000	24,875
Mashantucket Western Pequot Tribe Bonds 8.50% due 11/15/15†*(11)	50,000	5,000
Pinnacle Entertainment, Inc. Company Guar. Notes 7.50% due 06/15/15	35,000	35,612
Pinnacle Entertainment, Inc. Company Guar. Notes 8.63% due 08/01/17	10,000	10,900
		116,087
Gas-Distribution — 0.0%
Atmos Energy Corp. Senior Notes 6.35% due 06/15/17	20,000	22,287
Atmos Energy Corp. Senior Notes 8.50% due 03/15/19	10,000	12,492
Consolidated Natural Gas Co. Senior Notes 5.00% due 12/01/14	15,000	16,406
National Fuel Gas Co. Senior Notes 5.25% due 03/01/13	10,000	10,554
		61,739
Gas-Transportation — 0.1%
Sabine Pass LNG LP Senior Sec. Notes 7.50% due 11/30/16	100,000	102,750
Home Furnishings — 0.0%
Sealy Mattress Co. Company Guar. Notes 8.25% due 06/15/14	20,000	20,200

Security Description	Principal Amount(15)	Value (Note 3)
Home Furnishings (continued)
Sealy Mattress Co. Senior Sec. Notes 10.88% due 04/15/16*	$36,000	$40,770
		60,970
Hotel/Motels — 0.0%
Choice Hotels International, Inc. Company Guar. Notes 5.70% due 08/28/20	25,000	24,730
Housewares — 0.0%
Libbey Glass, Inc. Senior Sec. Notes 10.00% due 02/15/15	18,000	19,620
Independent Power Producers — 0.2%
Calpine Corp. Senior Sec. Notes 7.25% due 10/15/17*	80,000	83,200
Calpine Corp. Senior Sec. Notes 7.88% due 07/31/20*	30,000	31,875
Dynegy Holdings, Inc. Senior Bonds 7.75% due 06/01/19	105,000	81,506
GenOn Escrow Corp. Senior Notes 9.50% due 10/15/18*	10,000	10,400
GenOn Escrow Corp. Senior Notes 9.88% due 10/15/20*	55,000	57,475
NRG Energy, Inc. Company Guar. Notes 7.38% due 02/01/16	100,000	103,500
NRG Energy, Inc. Company Guar. Notes 7.38% due 01/15/17	20,000	20,850
		388,806
Insurance Brokers — 0.0%
HUB International Holdings, Inc. Senior Notes 9.00% due 12/15/14*	5,000	5,225
HUB International Holdings, Inc. Senior Sub. Notes 10.25% due 06/15/15*	25,000	25,875
USI Holdings Corp. FRS Company Guar. Notes 4.19% due 11/15/14*(3)	5,000	4,862
Willis North America, Inc. Company Guar. Notes 6.20% due 03/28/17	5,000	5,329
		41,291
Insurance-Life/Health — 0.1%
Aflac, Inc. Senior Notes 6.45% due 08/15/40	20,000	20,073
Aflac, Inc. Senior Notes 6.90% due 12/17/39	30,000	31,473

Seasons Series Trust Asset Allocation: Diversified Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(15)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Insurance-Life/Health (continued)
CNO Financial Group, Inc. Senior Sec. Notes 9.00% due 01/15/18*	$25,000	$26,500
Nationwide Financial Services, Inc. Senior Notes 5.63% due 02/13/15	10,000	10,077
OneAmerica Financial Partners, Inc. Bonds 7.00% due 10/15/33*(3)	20,000	17,170
Prudential Financial, Inc. Senior Notes 5.10% due 09/20/14	45,000	48,365
Prudential Financial, Inc. Senior Notes 6.20% due 01/15/15	15,000	16,555
Prudential Financial, Inc. Senior Notes 7.38% due 06/15/19	15,000	17,612
Teachers Insurance & Annuity Assoc. of America Sub. Notes 6.85% due 12/16/39*	45,000	50,739
		238,564
Insurance-Multi-line — 0.1%
CNA Financial Corp. Senior Notes 5.75% due 08/15/21	10,000	10,238
Genworth Financial, Inc. Senior Notes 7.63% due 09/24/21	65,000	65,208
Hartford Financial Services Group, Inc. Senior Bonds 6.63% due 03/30/40	25,000	25,340
Hartford Financial Services Group, Inc. FRS Jr. Sub. Debentures 8.13% due 06/15/68	50,000	54,750
Loews Corp. Senior Notes 5.25% due 03/15/16	15,000	16,239
MetLife, Inc. Junior. Sub. Notes 6.40% due 12/15/66	45,000	43,339
MetLife, Inc. Senior Notes 6.75% due 06/01/16	55,000	63,577
Nationwide Mutual Insurance Co. Sub. Notes 8.25% due 12/01/31*(3)	15,000	16,236
		294,927
Insurance-Mutual — 0.1%
Liberty Mutual Group, Inc. Senior Notes 6.50% due 03/15/35*(3)	35,000	32,902
Liberty Mutual Group, Inc. FRS Company Guar. Notes 7.00% due 03/07/67*(3)	10,000	9,620
Liberty Mutual Group, Inc. FRS Company Guar. Notes 10.75% due 06/15/58*(3)	20,000	26,000

Security Description	Principal Amount(15)	Value (Note 3)
Insurance-Mutual (continued)
Massachusetts Mutual Life Insurance Co. Sub. Notes 8.88% due 06/01/39*	$30,000	$41,027
		109,549
Insurance-Property/Casualty — 0.1%
OneBeacon US Holdings, Inc. Company Guar. Notes 5.88% due 05/15/13	35,000	37,625
The Progressive Corp. FRS Jr. Sub. Notes 6.70% due 06/15/37	120,000	126,600
		164,225
Investment Management/Advisor Services — 0.0%
Nuveen Investments, Inc. Company Guar. Notes 10.50% due 11/15/15	40,000	41,100
Machine Tools & Related Products — 0.0%
Thermadyne Holdings Corp. Senior Sec. Notes 9.00% due 12/15/17*	40,000	42,250
Machinery-Construction & Mining — 0.0%
Terex Corp. Senior Sub. Notes 8.00% due 11/15/17	10,000	10,538
Machinery-General Industrial — 0.0%
Altra Holdings, Inc. Senior Sec. Notes 8.13% due 12/01/16	55,000	58,987
Medical Labs & Testing Services — 0.0%
Quest Diagnostics, Inc. Company Guar. Notes 4.75% due 01/30/20	8,000	8,028
Quest Diagnostics, Inc. Company Guar. Notes 5.75% due 01/30/40	12,000	11,558
		19,586
Medical Products — 0.0%
LVB Acquisition Holding LLC Company Guar. Notes 10.00% due 10/15/17	40,000	43,850
Medical-Biomedical/Gene — 0.0%
Talecris Biotherapeutics Holdings Corp. Company Guar. Notes 7.75% due 11/15/16	5,000	5,488
Medical-Drugs — 0.0%
Giant Funding Corp. Sec. Notes 8.25% due 02/01/18*	25,000	25,656
Quintiles Transnational Corp. Senior Notes 9.50% due 12/30/14*(8)	35,000	35,788
Valeant Pharmaceuticals International Company Guar. Notes 6.75% due 10/01/17*	5,000	4,925
Valeant Pharmaceuticals International Company Guar. Notes 6.88% due 12/01/18*	15,000	14,700

Seasons Series Trust Asset Allocation: Diversified Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(15)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Medical-Drugs (continued)
Valeant Pharmaceuticals International Company Guar. Notes 7.00% due 10/01/20*	$5,000	$4,850
		85,919
Medical-HMO — 0.1%
Aetna, Inc. Senior Notes 6.00% due 06/15/16	10,000	11,262
Aetna, Inc. Senior Notes 6.50% due 09/15/18	15,000	17,259
Multiplan, Inc. Company Guar. Notes 9.88% due 09/01/18*(3)	30,000	32,100
UnitedHealth Group, Inc. Senior Notes 5.80% due 03/15/36	5,000	4,967
UnitedHealth Group, Inc. Senior Notes 6.50% due 06/15/37	25,000	26,811
WellPoint, Inc. Senior Notes 7.00% due 02/15/19	35,000	41,485
		133,884
Medical-Hospitals — 0.3%
Capella Healthcare, Inc. Company Guar. Notes 9.25% due 07/01/17*	35,000	37,275
Community Health Systems, Inc. Company Guar. Notes 8.88% due 07/15/15	55,000	58,025
HCA Holdings, Inc. Senior Notes 7.75% due 05/15/21*	35,000	36,488
HCA, Inc. Sec. Notes 9.25% due 11/15/16	35,000	37,669
HCA, Inc. Sec. Notes 9.63% due 11/15/16(8)	42,000	45,255
Health Management Associates, Inc. Senior Sec. Notes 6.13% due 04/15/16	45,000	46,462
IASIS Healthcare LLC/IASIS Capital Corp. Company Guar. Notes 8.75% due 06/15/14	65,000	66,381
Select Medical Corp. Company Guar. Notes 7.63% due 02/01/15	20,000	20,350
Tenet Healthcare Corp. Senior Notes 8.00% due 08/01/20	35,000	36,488
Tenet Healthcare Corp Senior Sec. Notes 8.88% due 07/01/19	15,000	17,100
Tenet Healthcare Corp. Senior Sec. Notes 9.00% due 05/01/15	90,000	99,000

Security Description	Principal Amount(15)	Value (Note 3)
Medical-Hospitals (continued)
Tenet Healthcare Corp. Senior Sec. Notes 10.00% due 05/01/18	$8,000	$9,370
United Surgical Partners Company Guar. Notes 8.88% due 05/01/17	15,000	15,731
Vanguard Health Systems, Inc. Senior Notes 10.38% due 02/01/16*	35,000	22,225
		547,819
Medical-Nursing Homes — 0.0%
Aviv Healthcare Properties LP Senior Notes 7.75% due 02/15/19*	40,000	41,700
Medical-Outpatient/Home Medical — 0.0%
Surgical Care Affiliates, Inc. Senior Notes 8.88% due 07/15/15*(3)(8)	16,477	16,848
Surgical Care Affiliates, Inc. Senior Sub. Notes 10.00% due 07/15/17*(3)	15,000	15,525
		32,373
Metal-Copper — 0.0%
Freeport-McMoRan Copper & Gold, Inc. Senior Notes 8.38% due 04/01/17	69,000	76,072
Metal-Iron — 0.0%
Atkore International, Inc. Senior Sec. Notes 9.88% due 01/01/18*	35,000	37,363
Miscellaneous Manufacturing — 0.0%
Reddy Ice Corp. Senior Sec. Notes 11.25% due 03/15/15	35,000	36,488
Multimedia — 0.1%
NBC Universal, Inc. Senior Notes 5.15% due 04/30/20*	20,000	20,613
NBC Universal, Inc. Senior Notes 6.40% due 04/30/40*	20,000	20,535
News America Holdings, Inc. Company Guar. Notes 7.75% due 01/20/24	20,000	22,975
News America Holdings, Inc. Company Guar. Debentures 7.75% due 12/01/45	10,000	11,817
News America, Inc. Company Guar. Notes 6.90% due 03/01/19	35,000	40,790
Time Warner Cos., Inc. Company Guar. Notes 9.15% due 02/01/23	10,000	13,136
Time Warner Entertainment Co. LP Company Guar. Notes 8.38% due 03/15/23	25,000	30,824
Time Warner, Inc. Company Guar. Notes 4.70% due 01/15/21	10,000	9,957

Seasons Series Trust Asset Allocation: Diversified Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(15)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Multimedia (continued)
Time Warner, Inc. Company Guar. Notes 7.70% due 05/01/32	$45,000	$52,477
		223,124
Non-Hazardous Waste Disposal — 0.0%
Allied Waste North America, Inc. Company Guar. Notes 6.88% due 06/01/17	30,000	32,700
Republic Services, Inc. Company Guar. Notes 5.50% due 09/15/19	15,000	16,094
		48,794
Office Supplies & Forms — 0.0%
ACCO Brands Corp. Senior Sec. Notes 10.63% due 03/15/15	25,000	28,188
Oil & Gas Drilling — 0.0%
Hercules Offshore, Inc. Senior Sec. Notes 10.50% due 10/15/17*	20,000	20,500
Laredo Petroleum, Inc. Senior Notes 9.50% due 02/15/19*	20,000	20,825
		41,325
Oil Companies-Exploration & Production — 0.5%
Anadarko Petroleum Corp. Senior Notes 5.95% due 09/15/16	20,000	21,748
Anadarko Petroleum Corp. Senior Notes 6.38% due 09/15/17	35,000	38,524
ATP Oil & Gas Corp. Senior Sec. Notes 11.88% due 05/01/15	15,000	15,750
Brigham Exploration Co. Company Guar. Notes 8.75% due 10/01/18*	25,000	27,750
Carrizo Oil & Gas, Inc. Company Guar. Notes 8.63% due 10/15/18*	50,000	53,000
Chaparral Energy, Inc. Company Guar. Notes 8.25% due 09/01/21*	15,000	15,450
Chaparral Energy, Inc. Company Guar. Notes 8.88% due 02/01/17	60,000	63,000
Chaparral Energy, Inc. Company Guar. Notes 9.88% due 10/01/20*	25,000	27,750
Chesapeake Energy Corp. Company Guar. Notes 7.63% due 07/15/13	20,000	22,400
Denbury Resources, Inc. Company Guar. Notes 6.38% due 08/15/21	15,000	15,375
Denbury Resources, Inc. Company Guar. Notes 8.25% due 02/15/20	45,000	50,287

Security Description	Principal Amount(15)	Value (Note 3)
Oil Companies-Exploration & Production (continued)
EOG Resources, Inc. Senior Notes 5.63% due 06/01/19	$15,000	$16,458
EXCO Resources, Inc. Company Guar. Notes 7.50% due 09/15/18	80,000	81,300
Forest Oil Corp. Company Guar. Notes 8.00% due 12/15/11	80,000	83,600
Goodrich Petroleum Corp. Company Guar. Notes 8.88% due 03/15/19*	35,000	35,000
Newfield Exploration Co. Senior Sub. Notes 6.63% due 09/01/14	69,000	70,552
Petroleum Development Corp. Senior Notes 12.00% due 02/15/18	45,000	51,019
Plains Exploration & Production Co. Company Guar. Notes 7.00% due 03/15/17	85,000	87,762
Quicksilver Resources, Inc. Company Guar. Notes 7.13% due 04/01/16	10,000	9,875
Quicksilver Resources, Inc. Company Guar. Notes 11.75% due 01/01/16	45,000	52,425
Range Resources Corp. Company Guar. Notes 6.75% due 08/01/20	15,000	15,975
Rosetta Resources, Inc. Company Guar. Notes 9.50% due 04/15/18	40,000	44,400
SandRidge Energy, Inc. Company Guar. Notes 7.50% due 03/15/21*	5,000	5,188
SandRidge Energy, Inc. Company Guar. Notes 8.00% due 06/01/18*	15,000	15,713
SM Energy Co. Senior Notes 6.63% due 02/15/19*	15,000	15,394
Whiting Petroleum Corp. Company Guar. Notes 7.00% due 02/01/14	50,000	53,250
		988,945
Oil Field Machinery & Equipment — 0.1%
Complete Production Services, Inc. Company Guar. Notes 8.00% due 12/15/16	50,000	52,750
Thermon Industries, Inc. Senior Sec. Notes 9.50% due 05/01/17	40,000	43,200
		95,950
Oil Refining & Marketing — 0.0%
Motiva Enterprises LLC Senior Notes 5.20% due 09/15/12*(3)	5,000	5,246

Seasons Series Trust Asset Allocation: Diversified Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(15)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Oil Refining & Marketing (continued)
Motiva Enterprises LLC Senior Notes 6.85% due 01/15/40*(3)	$20,000	$22,858
		28,104
Oil-Field Services — 0.1%
Frac Tech Services LLC/Frac Tech Finance, Inc. Company Guar. Notes 7.13% due 11/15/18*	35,000	35,875
Helix Energy Solutions Group, Inc. Company Guar. Notes 9.50% due 01/15/16*	85,000	89,675
Key Energy Services, Inc. Company Guar. Notes 6.75% due 03/01/21	15,000	15,262
Weatherford International, Inc. Company Guar. Notes 6.35% due 06/15/17	5,000	5,526
Weatherford International, Inc. Company Guar. Notes 6.80% due 06/15/37	5,000	5,200
		151,538
Paper & Related Products — 0.2%
Exopack Holding Corp. Company Guar. Notes 11.25% due 02/01/14	25,000	25,282
Georgia-Pacific LLC Company Guar. Notes 5.40% due 11/01/20*	45,000	44,436
Georgia-Pacific LLC Senior Notes 7.75% due 11/15/29	10,000	10,988
Georgia-Pacific LLC Senior Bonds 8.13% due 05/15/11	30,000	30,187
International Paper Co. Senior Notes 7.30% due 11/15/39	5,000	5,594
International Paper Co. Senior Notes 7.95% due 06/15/18	11,000	13,234
International Paper Co. Senior Notes 8.70% due 06/15/38	5,000	6,410
International Paper Co. Senior Notes 9.38% due 05/15/19	56,000	72,081
NewPage Corp. Senior Sec. Notes 11.38% due 12/31/14	50,000	50,062
Temple-Inland, Inc. Bonds 6.88% due 01/15/18	25,000	27,068
Verso Paper Holdings LLC/Verso Paper, Inc. FRS Sec. Notes 4.05% due 08/01/14	5,000	4,925
Verso Paper Holdings LLC/Verso Paper, Inc. Sec. Notes 8.75% due 02/01/19*	15,000	15,600

Security Description	Principal Amount(15)	Value (Note 3)
Paper & Related Products (continued)
Verso Paper Holdings LLC/Verso Paper, Inc. Company Guar. Notes 11.38% due 08/01/16	$25,000	$26,500
		332,367
Pharmacy Services — 0.0%
Express Scripts, Inc. Company Guar. Notes 6.25% due 06/15/14	18,000	19,997
Express Scripts, Inc. Company Guar. Notes 7.25% due 06/15/19	7,000	8,360
Omnicare, Inc. Company Guar. Notes 6.88% due 12/15/15	10,000	10,250
		38,607
Physical Therapy/Rehabilitation Centers — 0.0%
Healthsouth Corp. Company Guar. Notes 10.75% due 06/15/16	30,000	31,950
Pipelines — 0.2%
Crosstex Energy LP/Crosstex Energy Finance Corp. Company Guar. Notes 8.88% due 02/15/18	45,000	49,050
DCP Midstream LLC Senior Notes 5.35% due 03/15/20*	20,000	20,786
Duke Capital Corp. Senior Notes 8.00% due 10/01/19	15,000	18,238
El Paso Corp. Senior Notes 7.00% due 06/15/17	85,000	95,132
El Paso Corp. Notes 7.75% due 01/15/32	35,000	39,220
El Paso Natural Gas Co. Senior Notes 8.38% due 06/15/32	30,000	36,745
El Paso Pipeline Partners Operating Co. LLC Company Guar. Notes 6.50% due 04/01/20	10,000	10,996
Energy Transfer Equity LP Company Guar. Notes 7.50% due 10/15/20	25,000	27,188
Enterprise Products Operating LLC Company Guar. Notes 3.20% due 02/01/16	40,000	39,751
Enterprise Products Operating LLC Company Guar. Notes 5.95% due 02/01/41	25,000	24,317
Spectra Energy Capital LLC Company Guar. Notes 5.65% due 03/01/20	5,000	5,280
Spectra Energy Capital LLC Company Guar. Notes 6.20% due 04/15/18	10,000	11,127
The Williams Cos., Inc. Senior Bonds 7.75% due 06/15/31	22,000	26,128

Seasons Series Trust Asset Allocation: Diversified Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(15)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Pipelines (continued)
Williams Cos., Inc. Senior Notes 7.88% due 09/01/21	$15,000	$18,667
		422,625
Poultry — 0.0%
Simmons Foods, Inc. Senior Sec. Notes 10.50% due 11/01/17*(3)	25,000	26,938
Printing-Commercial — 0.0%
Cenveo Corp. Senior Sec. Notes 8.88% due 02/01/18	30,000	30,075
Cenveo Corp. Company Guar. Notes 10.50% due 08/15/16*	10,000	10,050
		40,125
Private Corrections — 0.1%
Corrections Corp. of America Company Guar. Notes 7.75% due 06/01/17	91,000	98,849
Property Trust — 0.0%
WEA Finance LLC Company Guar. Notes 6.75% due 09/02/19*(3)	60,000	68,845
WEA Finance LLC Company Guar. Notes 7.13% due 04/15/18*	20,000	23,193
		92,038
Publishing-Books — 0.0%
TL Acquisitions, Inc. Senior Notes 10.50% due 01/15/15*	50,000	51,000
Publishing-Newspapers — 0.0%
The McClatchy Co. Senior Sec. Notes 11.50% due 02/15/17	35,000	39,375
Publishing-Periodicals — 0.0%
Nielsen Finance LLC/Nielsen Finance Co. Company Guar. Notes 7.75% due 10/15/18*	25,000	26,813
Quarrying — 0.0%
Compass Minerals International, Inc. Company Guar. Notes 8.00% due 06/01/19	50,000	54,500
Racetracks — 0.0%
Penn National Gaming, Inc. Senior Sub. Notes 8.75% due 08/15/19	20,000	22,075
Yonkers Racing Corp. Senior Sec. Notes 11.38% due 07/15/16*(3)	54,000	60,075
		82,150
Radio — 0.0%
Citadel Broadcasting Corp. Company Guar. Notes 7.75% due 12/15/18*	10,000	10,838

Security Description	Principal Amount(15)	Value (Note 3)
Real Estate Investment Trusts — 0.2%
Duke Realty LP Senior Notes 6.25% due 05/15/13	$5,000	$5,412
Duke Realty LP Senior Notes 6.50% due 01/15/18	10,000	11,018
Felcor Lodging LP Senior Sec. Notes 10.00% due 10/01/14	60,000	68,550
Highwoods Properties, Inc. Senior Notes 5.85% due 03/15/17	20,000	21,285
Nationwide Health Properties, Inc. Senior Notes 6.25% due 02/01/13	25,000	26,711
Nationwide Health Properties, Inc. Senior Notes 6.50% due 07/15/11	10,000	10,150
Omega Healthcare Investors, Inc. Company Guar. Notes 6.75% due 10/15/22*(3)	84,000	85,785
Sabra Health Care LP/Sabra Capital Corp. Company Guar. Notes 8.13% due 11/01/18	20,000	21,100
Simon Property Group LP Senior Notes 5.65% due 02/01/20	38,000	40,921
Simon Property Group LP Senior Notes 6.13% due 05/30/18	20,000	22,414
Simon Property Group LP Senior Notes 10.35% due 04/01/19	11,000	15,162
Tanger Properties LP Senior Notes 6.13% due 06/01/20	15,000	16,169
Ventas Realty LP/Ventas Capital Corp. Company Guar. Notes 6.75% due 04/01/17	60,000	63,613
Vornado Realty LP Senior Notes 4.25% due 04/01/15	35,000	35,838
		444,128
Real Estate Management/Services — 0.1%
CB Richard Ellis Services, Inc. Company Guar. Notes 6.63% due 10/15/20	10,000	10,300
CB Richard Ellis Services, Inc. Company Guar. Notes 11.63% due 06/15/17	35,000	41,300
Realogy Corp. Senior Sec. Notes 7.88% due 02/15/19*	10,000	9,925
Realogy Corp. Company Guar. 11.50% due 04/15/17*(3)	115,000	118,737
		180,262

Seasons Series Trust Asset Allocation: Diversified Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(15)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Recycling — 0.0%
Aleris International, Inc. Escrow Notes 9.00% due 12/15/14†(1)(3)	$50,000	$5
Rental Auto/Equipment — 0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. Company Guar. Notes 7.63% due 05/15/14	35,000	35,787
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. Company Guar. Notes 7.75% due 05/15/16	30,000	30,938
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. Company Guar. Notes 9.63% due 03/15/18	10,000	11,050
Hertz Corp. Company Guar. Notes 6.75% due 04/15/19*	15,000	14,869
Hertz Corp. Company Guar. Notes 7.50% due 10/15/18*	15,000	15,525
Hertz Corp. Company Guar. Notes 8.88% due 01/01/14	8,000	8,200
RSC Equipment Rental, Inc./RSC Holdings III LLC Senior Notes 8.25% due 02/01/21*	20,000	20,800
RSC Equipment Rental, Inc./RSC Holdings III LLC Senior Sec. Notes 10.00% due 07/15/17*	20,000	22,700
United Rentals North America, Inc. Company Guar. Notes 8.38% due 09/15/20	15,000	15,675
		175,544
Resorts/Theme Parks — 0.0%
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp. Company Guar. Notes 9.13% due 08/01/18*	5,000	5,425
Universal City Development Partners, Ltd./UCDP Finance, Inc. Company Guar. Notes 8.88% due 11/15/15	75,000	81,656
		87,081
Retail-Apparel/Shoe — 0.0%
Burlington Coat Factory Warehouse Corp. Company Guar. Notes 10.00% due 02/15/19*	25,000	24,250
Giraffe Acquisition Corp. Senior Notes 9.13% due 12/01/18*	15,000	14,550
Ltd Brands, Inc. Company Guar. Notes 6.63% due 04/01/21	45,000	46,012
		84,812

Security Description	Principal Amount(15)	Value (Note 3)
Retail-Arts & Crafts — 0.0%
Michaels Stores, Inc. Company Guar. Notes 11.38% due 11/01/16	$30,000	$32,700
Retail-Auto Parts — 0.0%
Advance Auto Parts, Inc. Company Guar. Notes 5.75% due 05/01/20	25,000	26,167
Retail-Automobile — 0.0%
AutoNation, Inc. Company Guar. Notes 6.75% due 04/15/18	25,000	26,156
United Auto Group Company Guar. Notes 7.75% due 12/15/16	50,000	51,688
		77,844
Retail-Drug Store — 0.1%
CVS Caremark Corp. FRS Jr. Sub. Notes 6.30% due 06/01/37	30,000	29,475
CVS Pass-Through Trust Pass Through Certs. 7.51% due 01/10/32*	78,346	89,858
Rite Aid Corp. Senior Sec. Notes 7.50% due 03/01/17	35,000	35,000
Rite Aid Corp. Senior Sec. Notes 8.00% due 08/15/20	10,000	10,588
		164,921
Retail-Fabric Store — 0.0%
Needle Merger Sub Corp. Senior Notes 8.13% due 03/15/19*(3)	25,000	25,250
Retail-Jewelry — 0.0%
Claire's Escrow Corp. Senior Sec.Notes 8.88% due 03/15/19*	25,000	23,875
Retail-Mail Order — 0.0%
QVC, Inc. Senior Sec. Notes 7.38% due 10/15/20*	20,000	20,850
Retail-Major Department Stores — 0.0%
Sears Holdings Corp. Senior Sec. Notes 6.63% due 10/15/18*	46,000	44,620
Retail-Office Supplies — 0.0%
Staples, Inc. Company Guar. Notes 9.75% due 01/15/14	25,000	30,014
Retail-Pet Food & Supplies — 0.0%
Petco Animal Supplies, Inc. Company Guar. Notes 9.25% due 12/01/18*(3)	20,000	21,400
Retail-Propane Distribution — 0.0%
Ferrellgas LP/Ferrellgas Finance Corp. Senior Notes 6.50% due 05/01/21*	15,000	14,550

Seasons Series Trust Asset Allocation: Diversified Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(15)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Retail-Propane Distribution (continued)
Inergy LP/Inergy Finance Corp. Senior Notes 6.88% due 08/01/21*	$35,000	$36,488
		51,038
Retail-Regional Department Stores — 0.1%
Federated Ratail Holdings, Inc. Company Guar. Notes 5.90% due 12/01/16	30,000	32,250
Macy's Retail Holdings, Inc. Company Guar. Notes 6.63% due 04/01/11	15,000	15,000
Neiman-Marcus Group, Inc. Company Guar. Notes 9.00% due 10/15/15(8)	35,000	36,575
The Bon-Ton Stores, Inc. Company Guar. Notes 10.25% due 03/15/14	50,000	51,250
		135,075
Retail-Restaurants — 0.2%
Burger King Corp. Company Guar. Notes 9.88% due 10/15/18	25,000	26,469
CKE Restaurants, Inc. Senior Sec. Notes 11.38% due 07/15/18	50,000	55,125
Darden Restaurants, Inc. Senior Notes 6.80% due 10/15/37	45,000	49,051
Dave & Buster's, Inc. Company Guar. Notes 11.00% due 06/01/18	35,000	37,975
DineEquity, Inc. Senior Notes 9.50% due 10/30/18*	35,000	37,975
Landry's Restaurants, Inc. Senior Sec. Notes 11.63% due 12/01/15*(3)	15,000	16,163
McDonald's Corp. Senior Notes 5.70% due 02/01/39	18,000	19,094
McDonald's Corp. Senior Notes 6.30% due 10/15/37	22,000	25,287
Roadhouse Financing, Inc. Senior Sec. Notes 10.75% due 10/15/17*(3)	20,000	21,450
Wendy's/Arby's Restaurants LLC Company Guar. Notes 10.00% due 07/15/16	70,000	77,000
		365,589
Retail-Toy Stores — 0.1%
Toys R Us - Delaware, Inc. Senior Sec. Notes 7.38% due 09/01/16*	10,000	10,475
Toys R Us Property Co. I LLC Company Guar. Notes 10.75% due 07/15/17	100,000	113,500
		123,975

Security Description	Principal Amount(15)	Value (Note 3)
Rubber-Tires — 0.0%
Goodyear Tire & Rubber Co. Senior Notes 10.50% due 05/15/16	$35,000	$39,200
Semiconductor Components-Integrated Circuits — 0.0%
Jazz Technologies, Inc. Company Guar. Notes 8.00% due 06/30/15	23,000	22,368
Special Purpose Entities — 0.1%
Capital One Capital IV FRS Ltd. Guar. Notes 6.75% due 02/17/37	30,000	30,112
Capital One Capital V Ltd. Guar. Notes 10.25% due 08/15/39	60,000	65,100
CKE Holdings, Inc. Senior Notes 10.50% due 03/14/16*(8)	15,000	14,213
Crown Castle Towers LLC Senior Sec. Notes 4.88% due 08/15/40*	45,000	45,030
Deutsche Bank Capital Funding Trust VII FRS Jr. Sub. Notes 5.63% due 01/19/16*(9)	15,000	13,538
Nexeo Solutions LLC/Nexeo Solutions Finance Corp. Senior Sub.Notes 8.38% due 03/01/18*(3)	20,000	20,400
Power Receivable Finance LLC Senior Sec. Notes 6.29% due 01/01/12*(3)	41,492	41,517
		229,910
Steel-Producers — 0.1%
JMC Steel Group Senior Notes 8.25% due 03/15/18*(3)	10,000	10,225
Ryerson Holding Corp. Senior Sec. Notes 15.50% due 02/01/15	30,000	15,825
Ryerson, Inc. Senior Sec. Notes 12.00% due 11/01/15	70,000	75,950
Steel Dynamics, Inc. Company Guar. Notes 7.38% due 11/01/12	10,000	10,650
Steel Dynamics, Inc. Company Guar. Notes 7.75% due 04/15/16	20,000	21,300
		133,950
Steel-Specialty — 0.0%
Allegheny Technologies, Inc. Senior Notes 5.95% due 01/15/21	20,000	21,058
Tube City IMS Corp. Company Guar. Notes 9.75% due 02/01/15	35,000	36,575
		57,633

Seasons Series Trust Asset Allocation: Diversified Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(15)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Telecom Services — 0.2%
Clearwire Communications LLC/Clearwire Finance, Inc. Senior Sec. Notes 12.00% due 12/01/15*	$90,000	$97,200
PAETEC Escrow Corp. Senior Notes 9.88% due 12/01/18*	30,000	31,650
PAETEC Holding Corp. Senior Sec. Notes 8.88% due 06/30/17	30,000	32,325
PAETEC Holding Corp. Company Guar. Notes 9.50% due 07/15/15	15,000	15,712
Qwest Corp. Senior Notes 8.88% due 03/15/12	35,000	37,450
SBA Telecommunications, Inc. Company Guar. Notes 8.00% due 08/15/16	60,000	65,325
SBA Telecommunications, Inc. Company Guar. Notes 8.25% due 08/15/19	5,000	5,525
SBA Tower Trust Sec. Notes 5.10% due 04/15/17*	55,000	56,972
Verizon Global Funding Corp. Senior Notes 7.75% due 12/01/30	50,000	60,224
West Corp. Company Guar. Notes 7.88% due 01/15/19*(3)	25,000	25,469
West Corp. Company Guar. Notes 8.63% due 10/01/18*	15,000	15,787
		443,639
Telecommunication Equipment — 0.1%
Avaya, Inc. Senior Sec. Notes 7.00% due 04/01/19*	35,000	34,125
Avaya, Inc. Company Guar. Notes 9.75% due 11/01/15	40,000	40,650
Avaya, Inc. Company Guar. Notes 10.13% due 11/01/15(8)	15,000	15,245
CommScope, Inc. Senior Notes 8.25% due 01/15/19*	25,000	26,125
CPI International Acquisition, Inc. Senior Notes 8.00% due 02/15/18*	10,000	10,063
Lucent Technologies, Inc. Senior Notes 6.45% due 03/15/29	25,000	21,500
		147,708

Security Description	Principal Amount(15)	Value (Note 3)
Telephone-Integrated — 0.4%
AT&T, Inc. Senior Notes 5.35% due 09/01/40*	$18,000	$16,123
AT&T, Inc. Senior Notes 5.50% due 02/01/18	65,000	70,954
AT&T, Inc. Senior Notes 6.30% due 01/15/38	50,000	50,395
Bellsouth Capital Funding Corp. Senior Notes 7.88% due 02/15/30	5,000	6,038
CenturyLink, Inc. Senior Notes 6.88% due 01/15/28	40,000	40,420
CenturyTel, Inc. Senior Notes 7.60% due 09/15/39	20,000	21,424
Cincinnati Bell, Inc. Company Guar. Notes 7.00% due 02/15/15	15,000	15,188
Cincinnati Bell, Inc. Company Guar. Notes 8.75% due 03/15/18	40,000	37,750
Frontier Communications Corp. Senior Notes 7.88% due 04/15/15	5,000	5,388
Frontier Communications Corp. Senior Notes 8.25% due 04/15/17	25,000	27,000
Frontier Communications Corp. Senior Notes 8.50% due 04/15/20	75,000	81,281
Level 3 Financing, Inc. Company Guar. Notes 9.25% due 11/01/14	85,000	86,912
Level 3 Financing, Inc. Company Guar. Notes 9.38% due 04/01/19*	20,000	19,350
New Jersey Bell Telephone Senior Debentures 8.00% due 06/01/22	25,000	29,687
Qwest Communications International, Inc. Company Guar. Notes 7.50% due 02/15/14	60,000	60,975
Sprint Capital Corp. Company Guar. Notes 6.88% due 11/15/28	155,000	142,987
Verizon Communications, Inc. Senior Notes 8.75% due 11/01/18	15,000	19,192
Verizon New England, Inc. Senior Notes 4.75% due 10/01/13	20,000	21,276
Verizon Virginia, Inc. Senior Notes 4.63% due 03/15/13	25,000	26,365
Windstream Corp. Company Guar. Notes 7.75% due 10/01/21*	25,000	25,406

Seasons Series Trust Asset Allocation: Diversified Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(15)	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Telephone-Integrated (continued)
Windstream Corp. Company Guar. Notes 7.88% due 11/01/17	$45,000	$48,262
Windstream Corp. Company Guar. Notes 8.13% due 08/01/13	5,000	5,488
Windstream Corp. Company Guar. Notes 8.13% due 09/01/18	10,000	10,675
		868,536
Television — 0.1%
Gray Television, Inc. Senior Sec. Notes 10.50% due 06/29/15	40,000	42,550
Univision Communications, Inc. Company Guar. Notes 8.50% due 05/15/21*(3)	40,000	41,400
Viacom, Inc. Company Guar. Notes 7.88% due 07/30/30	50,000	58,043
Young Broadcasting, Inc. Escrow Notes 10.00% due 03/01/11†(1)(3)	30,000	0
		141,993
Theaters — 0.0%
AMC Entertainment Holdings, Inc. Senior Sub. Notes 9.75% due 12/01/20*	50,000	53,500
Cinemark USA, Inc. Company Guar. Notes 8.63% due 06/15/19	20,000	21,850
Regal Entertainment Group Company Guar. Notes 9.13% due 08/15/18	15,000	16,050
		91,400
Tobacco — 0.0%
Altria Group, Inc. Company Guar. Notes 9.25% due 08/06/19	30,000	39,152
Altria Group, Inc. Company Guar. Notes 9.70% due 11/10/18	30,000	39,454
		78,606
Transport-Air Freight — 0.0%
AMGH Merger Sub, Inc. Company Guar. Notes 9.25% due 11/01/18*(3)	35,000	37,581
Transport-Rail — 0.1%
Burlington Northern Santa Fe LLC Senior Notes 4.70% due 10/01/19	10,000	10,441
Burlington Northern Santa Fe LLC Senior Notes 5.75% due 03/15/18	15,000	16,715
Burlington Northern Santa Fe LLC Senior Notes 5.75% due 05/01/40	15,000	15,191

Security Description	Principal Amount(15)	Value (Note 3)
Transport-Rail (continued)
Burlington Northern Santa Fe LLC Senior Notes 7.00% due 02/01/14	$10,000	$11,379
RailAmerica, Inc. Senior Sec. Notes 9.25% due 07/01/17	49,000	54,206
Union Pacific Railroad Co. Pass Thru Certs. Series 2004-2 5.21% due 09/30/14*(3)	10,000	10,639
		118,571
Transport-Truck — 0.0%
Swift Services Holdings, Inc. Senior Sec. Notes 10.00% due 11/15/18*	40,000	43,400
Western Express, Inc. Senior Sec. Notes 12.50% due 04/15/15*(3)	30,000	28,950
		72,350
Travel Services — 0.1%
Sabre Holdings Corp. Senior Notes 8.35% due 03/15/16	45,000	43,425
Travelport LLC Company Guar. Notes 9.88% due 09/01/14	35,000	34,081
Travelport LLC Company Guar. Notes 11.88% due 09/01/16	10,000	9,325
Travelport LLC/Travelport, Inc. Company Guar. Notes 9.00% due 03/01/16	15,000	13,931
		100,762
Wireless Equipment — 0.1%
American Tower Corp. Senior Notes 7.00% due 10/15/17	25,000	28,109
American Tower Corp. Senior Notes 7.25% due 05/15/19	51,000	57,326
Crown Castle International Corp. Senior Notes 7.13% due 11/01/19	10,000	10,475
		95,910
Total U.S. Corporate Bonds & Notes (cost $20,728,446)		21,855,788
FOREIGN CORPORATE BONDS & NOTES — 1.2%
Banks-Commercial — 0.1%
Barclays Bank PLC Sub. Notes 10.18% due 06/12/21*	80,000	101,609
Commonwealth Bank of Australia Senior Notes 3.75% due 10/15/14*	5,000	5,174
Commonwealth Bank of Australia Senior Notes 5.00% due 10/15/19*(3)	10,000	10,236
		117,019

Seasons Series Trust Asset Allocation: Diversified Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(15)	Value (Note 3)
FOREIGN CORPORATE BONDS & NOTES (continued)
Banks-Money Center — 0.0%
Lloyds TSB Bank PLC Bank Guar. Notes 6.38% due 01/21/21	$60,000	$62,526
Brewery — 0.0%
SABMiller PLC Senior Notes 6.50% due 07/15/18*	30,000	34,705
Cellular Telecom — 0.0%
Rogers Communications, Inc. Company Guar. Notes 6.38% due 03/01/14	30,000	33,649
Rogers Communications, Inc. Company Guar. Notes 6.80% due 08/15/18	25,000	29,226
		62,875
Commercial Services-Finance — 0.0%
National Money Mart Co. Company Guar. Notes 10.38% due 12/15/16	30,000	33,450
Computers-Memory Devices — 0.0%
Seagate HDD Cayman Company Guar. Notes 7.75% due 12/15/18*	35,000	36,225
Diversified Banking Institutions — 0.1%
HSBC Holdings PLC Sub. Notes 6.50% due 09/15/37	100,000	101,975
Diversified Financial Services — 0.0%
Smurfit Kappa Treasury Funding, Ltd. Company Guar. Notes 7.50% due 11/20/25	5,000	4,775
Diversified Manufacturing Operations — 0.0%
Tyco Electronics Group SA Company Guar. Notes 4.88% due 01/15/21	10,000	10,242
Diversified Minerals — 0.1%
FMG Resources August 2006 Pty, Ltd. Senior Notes 6.88% due 02/01/18*(3)	40,000	41,700
FMG Resources August 2006 Pty, Ltd Senior Notes 7.00% due 11/01/15*(3)	25,000	25,937
Teck Resources, Ltd. Senior Sec. Notes 9.75% due 05/15/14	3,000	3,645
Teck Resources, Ltd. Senior Sec. Notes 10.25% due 05/15/16	34,000	40,885
Teck Resources, Ltd. Senior Sec. Notes 10.75% due 05/15/19	36,000	45,972
		158,139
Electric Products-Misc. — 0.1%
Legrand France SA Senior Notes 8.50% due 02/15/25	96,000	113,803

Security Description	Principal Amount(15)	Value (Note 3)
Electric-Integrated — 0.0%
Electricite de France Senior Notes 6.95% due 01/26/39*	$35,000	$40,693
Finance-Investment Banker/Broker — 0.0%
Credit Suisse Guernsey, Ltd. FRS Jr. Sub. 5.86% due 05/15/17(9)	30,000	29,100
Macquarie Bank, Ltd. Sub. Notes 6.63% due 04/07/21*(3)	60,000	59,968
		89,068
Finance-Other Services — 0.0%
Woodside Finance, Ltd. Company Guar. Notes 4.50% due 11/10/14*	20,000	21,183
Insurance Brokers — 0.0%
Willis Group Holdings PLC Company Guar. Notes 5.75% due 03/15/21	20,000	19,844
Investment Companies — 0.0%
Offshore Group Investments, Ltd. Senior Sec. Notes 11.50% due 08/01/15	25,000	27,750
Xstrata Finance Canada, Ltd. Company Guar. Bonds 5.80% due 11/15/16*	15,000	16,613
		44,363
Marine Services — 0.0%
Trico Shipping AS Sec. Notes 11.88% due 11/01/14†*(11)	23,345	18,938
Metal-Aluminum — 0.1%
Novelis, Inc. Company Guar. Notes 7.25% due 02/15/15	35,000	35,700
Novelis, Inc. Company Guar. Notes 8.75% due 12/15/20*(3)	55,000	60,500
		96,200
Metal-Diversified — 0.0%
Rio Tinto Finance USA, Ltd. Company Guar. Notes 5.20% due 11/02/40	30,000	28,324
Rio Tinto Finance USA, Ltd. Company Guar. Notes 9.00% due 05/01/19	25,000	32,853
		61,177
Oil & Gas Drilling — 0.0%
Noble Holding International, Ltd. Company Guar. Notes 6.05% due 03/01/41	25,000	24,868
Oil Companies-Exploration & Production — 0.2%
Anadarko Finance Co. Company Guar. 7.50% due 05/01/31	125,000	138,000

Seasons Series Trust Asset Allocation: Diversified Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(15)		Value (Note 3)
FOREIGN CORPORATE BONDS & NOTES (continued)
Oil Companies-Exploration & Production (continued)
Compton Petroleum Finance Corp. Company Guar. Notes 10.00% due 09/15/17		$30,217	$21,454
Connacher Oil and Gas, Ltd. Sec. Notes 10.25% due 12/15/15*		95,000	100,700
MEG Energy Corp. Company Guar. Notes 6.50% due 03/15/21*		25,000	25,406
OPTI Canada, Inc. Senior Sec. Notes 7.88% due 12/15/14		75,000	39,656
OPTI Canada, Inc. Senior Sec. Notes 8.25% due 12/15/14		35,000	18,681
OPTI Canada, Inc. Senior Sec. Notes 9.00% due 12/15/12*		5,000	5,081
OPTI Canada, Inc. Senior Sec. Notes 9.75% due 08/15/13*		10,000	10,025
			359,003
Oil Companies-Integrated — 0.1%
Petrobras International Finance Co. Company Guar. Notes 5.38% due 01/27/21		50,000	50,181
Petrobras International Finance Co. Company Guar. Notes 6.75% due 01/27/41(3)		15,000	15,453
Statoil ASA Company Guar. Notes 5.10% due 08/17/40		30,000	28,774
			94,408
Oil-Field Services — 0.0%
Weatherford International, Ltd. Company Guar. Notes 5.50% due 02/15/16		10,000	10,739
Weatherford International, Ltd. Company Guar. Notes 6.50% due 08/01/36		15,000	14,998
Weatherford International, Ltd. Company Guar. Notes 9.63% due 03/01/19		35,000	44,575
			70,312
Paper & Related Products — 0.0%
JSG Funding PLC Senior Sub. Notes 7.75% due 04/01/15		30,000	30,675
Smurfit Kappa Funding PLC Senior Sub. Notes 7.75% due 04/01/15	EUR	5,000	7,228
			37,903
Pipelines — 0.0%
TransCanada Pipelines, Ltd. FRS Jr. Sub. Notes 6.35% due 05/15/67		60,000	60,245

Security Description	Principal Amount(15)	Value (Note 3)
Satellite Telecom — 0.2%
Intelsat Bermuda, Ltd. Company Guar. Notes 11.25% due 02/04/17	$140,000	$152,950
Intelsat Intermediate Holding Co., Ltd. Company Guar. Notes 9.25% due 02/01/15(16)	10,000	10,300
Intelsat Jackson Holdings SA Senior Notes 7.25% due 10/15/20*	40,000	40,000
Intelsat Jackson Holdings SA Company Guar. Notes 7.50% due 04/01/21*(3)	40,000	40,100
Intelsat Jackson Holdings SA Company Guar. Notes 11.25% due 06/15/16	55,000	58,644
Intelsat Luxembourg SA Company Guar. Notes 11.50% due 02/04/17(8)	51,093	56,074
		358,068
Special Purpose Entity — 0.0%
Bosphorus Financial Services, Ltd. FRS Senior Sec. Notes 2.11% due 02/15/12*	25,000	24,718
Steel-Producers — 0.0%
ArcelorMittal Senior Notes 7.00% due 10/15/39	30,000	30,080
ArcelorMittal Senior Notes 9.85% due 06/01/19	25,000	31,719
		61,799
SupraNational Banks — 0.1%
International Bank for Reconstruction & Development Senior Notes 5.50% due 11/25/13	150,000	166,504
Telecom Services — 0.1%
Wind Acquisition Finance SA Company Guar. Notes 11.75% due 07/15/17*	100,000	115,000
Telephone-Integrated — 0.0%
France Telecom SA Senior Notes 8.75% due 03/01/31	25,000	33,639
Telefonica Emisiones SAU Company Guar. Notes 5.46% due 02/16/21	10,000	10,127
Telefonica Emisiones SAU Company Guar. Notes 6.22% due 07/03/17	25,000	27,274
		71,040
Total Foreign Corporate Bonds & Notes (cost $2,493,265)		2,571,068
LOANS(13)(14) — 0.0%
Electric-Integrated — 0.0%
Texas Competitive Electric Holdings Co. LLC 3.73% due 10/10/14 (cost $80,924)	93,785	79,033

Seasons Series Trust Asset Allocation: Diversified Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(15)	Value (Note 3)
MUNICIPAL BONDS & NOTES — 0.1%
Municipal Bonds — 0.1%
North Texas Tollway Authority Revenue Bonds 6.72% due 01/01/49	$25,000	$24,834
Ohio State University Revenue Bonds 4.91% due 06/01/40	15,000	13,726
State of California General Obligation Bonds 7.50% due 04/01/34	30,000	32,284
State of Illinois General Obligation Bonds 4.07% due 01/01/14	35,000	34,954
State of Illinois General Obligation Bonds 4.42% due 01/01/15	10,000	9,942
Total Municipal Bonds & Notes (cost $115,214)		115,740
U.S. GOVERNMENT AGENCIES — 3.8%
Federal Home Loan Mtg. Corp. — 0.6%
3.50% due 01/01/41	994,330	935,393
5.50% due 04/01/20	108,922	118,208
5.50% due 06/01/35	32,538	34,911
7.50% due 10/01/29	17,957	20,722
Federal Home Loan Mtg. Corp., REMIC FRS Series 3003, Class XF 0.00% due 07/15/35(6)	7,745	7,689
Federal Home Loan Mtg. Corp., REMIC Series 3485, Class SI 6.30% due 07/15/36(4)(6)(12)	115,684	17,519
Series 3287, Class SE 6.45% due 03/15/37(4)(6)(12)	60,952	9,472
Series 2990, Class LB 16.29% due 06/15/34(6)(12)	53,505	64,090
Series 3065, Class DC 19.10% due 03/15/35(2)(6)(12)	61,699	78,379
Federal Home Loan Mtg. Corp., Structured Pass-Through VRS Series T-56, Class 3IO 0.01% due 05/25/43(2)(4)(6)	132,182	83
Series T-56, Class 2IO 0.05% due 05/25/43(4)(6)	158,919	15
Series T-51, Class 1AIO 0.06% due 09/25/43(4)(6)	87,329	154
Series T-56, Class 1IO 0.29% due 05/25/43(2)(4)(6)	176,519	138
Series T-56, Class AIO 0.52% due 05/25/43(2)(4)(6)	277,195	5,197
		1,291,970
Federal National Mtg. Assoc. — 2.2%
4.00% due 05/01/19	343,716	359,613
4.00% due 09/01/20	68,613	71,615
4.00% due April TBA	1,000,000	983,438
4.50% due 04/01/18	19,084	20,207
4.50% due 03/01/20	27,431	28,960
4.50% due 04/01/20	48,052	50,731
4.50% due 09/01/20	49,794	52,569
4.50% due 11/01/20	32,840	34,671
4.50% due April TBA	2,000,000	2,035,312

Security Description	Shares/ Principal Amount(15)	Value (Note 3)
Federal National Mtg. Assoc. (continued)
5.00% due 03/01/21	$12,047	$12,884
5.50% due 03/01/18	17,326	18,803
6.00% due 06/01/36	20,599	22,552
6.50% due 01/01/36	6,440	7,249
6.50% due 06/01/36	145,933	164,263
6.50% due 07/01/36	38,757	43,577
6.50% due 09/01/36	158,639	178,367
6.50% due 11/01/36	59,251	66,637
7.00% due 06/01/33	24,218	27,884
7.00% due 04/01/35	27,969	32,215
7.50% due 04/01/24	23,507	27,038
Federal National Mtg. Assoc., REMIC Series 2005-75, Class GS 19.50% due 08/25/35(6)(12)	46,398	58,978
Series 2005-122, Class SE 22.23% due 11/25/35(6)(12)	48,113	61,629
Series 3072, Class SM 22.86% due 11/15/35(6)(12)	56,463	76,308
Federal National Mtg. Assoc. — 2.2%
Series 2006-8, Class HP 23.65% due 03/25/36(6)(12)	54,767	78,697
Federal National Mtg. Assoc., REMIC VRS Series 2001-50, Class BI 0.41% due 10/25/41(4)(6)	290,652	4,082
		4,518,279
Government National Mtg. Assoc. — 1.0%
4.00% due 01/20/41	997,909	999,520
4.50% due April TBA	1,000,000	1,029,687
6.50% due 08/20/37	99,524	111,851
6.50% due 09/20/37	24,778	27,847
Government National Mtg. Assoc., REMIC FRS Series 2007-35, Class UF zero coupon due 06/16/37(6)	958	949
		2,169,854
Total U.S. Government Agencies (cost $7,834,180)		7,980,103
EXCHANGE-TRADED FUNDS — 3.0%
Financial Select Sector SPDR Fund	33,900	556,299
SPDR S&P 500 ETF Trust, Series 1	39,667	5,256,274
SPDR S&P MidCap 400 ETF Trust	2,500	448,875
iShares MSCI EAFE Index Fund	2,446	146,980
Total Exchange-Traded Funds (cost $6,110,008)		6,408,428
EQUITY CERTIFICATES — 0.1%
Auto-Cars/Light Trucks — 0.1%
UBS AG - Tata Motors, Ltd.(3)	4,808	134,509
Banks-Commercial — 0.0%
UBS AG - Bank of Baroda(3)	1,557	33,692
Power Converter/Supply Equipment — 0.0%
UBS AG - Suzlon Energy, Ltd.†(3)	8,835	8,837

Seasons Series Trust Asset Allocation: Diversified Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares/ Principal Amount(15)	Value (Note 3)
EQUITY CERTIFICATES (continued)
Telecom Services — 0.0%
HSBC Bank PLC - Bharti Airtel, Ltd.*(3)	10,005	$80,190
Total Equity Certificates (cost $240,425)		257,228
WARRANTS† — 0.0%
Energy-Alternate Sources — 0.0%
Aventine Renewable Energy Holdings Expires 03/15/15 (Strike price $0.06)(1)(3)	61	0
Semiconductor Equipment — 0.0%
Tower Semiconductor, Ltd. Expires 06/30/15 (Strike price $0.01)(1)(3)	6,345	1,523
Total Warrants (cost $1,115)		1,523
RIGHTS† — 0.0%
Auto-Cars/Light Trucks — 0.0%
Porsche Automobil Holding SE Expires 04/12/11 (cost $5,727)	650	5,635
Total Long-Term Investment Securities (cost $159,508,649)		186,318,346
SHORT-TERM INVESTMENT SECURITIES — 10.8%
U.S. Government Treasuries — 10.8%
United States Treasury Bills 0.06% due 04/14/2011(17)	$5,000,000	4,999,892
0.07% due 04/14/2011(17)	10,000,000	9,999,740
0.07% due 04/21/2011(17)	3,000,000	2,999,882
0.09% due 04/21/2011(17)	5,000,000	4,999,754
Total Short-Term Investment Securities (cost $22,999,268)		22,999,268
REPURCHASE AGREEMENT — 2.3%
Repurchase Agreement — 2.3%
Agreement with Bank of America, bearing interest at 0.06% dated 03/31/11 to be repurchased 04/01/11 in the amount of $4,835,008 and collateralized by $4,871,000 of United States Treasury Notes bearing interest at 1.38% due 09/15/12 and having an approximate value of $4,934,800 (cost $4,835,000)	4,835,000	4,835,000
TOTAL INVESTMENTS (cost $187,342,917)(7)	100.8%	214,152,614
Liabilities in excess of other assets	(0.8)	(1,747,454)
NET ASSETS	100.0%	$212,405,160

†  Non-income producing security

*  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At March 31, 2011, the aggregate value of these securities was $8,238,007 representing 3.9% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

(1)  Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 3.

(2)  Fair valued security. Securities are classified as Level 2 based on the securities valuation inputs; see Note 3.

(3)  Illiquid security. At March 31, 2011, the aggregate value of these securities was $3,139,122 representing 1.5% of net assets.

(4)  Interest Only

(5)  Commercial Mortgage Backed Security

(6)  Collateralized Mortgage Obligation

(7)  See Note 4 for cost of investments on a tax basis.

(8)  Income may be received in cash or additional shares at the discretion of the issuer.

(9)  Perpetual maturity — maturity date reflects the next call date.

(10)  PIK ("Payment-in-Kind") security. Bond or preferred stock that pays interest/dividends in the form of additional bonds or preferred stocks.

(11)  Bond in default

(12)  Inverse Floating Rate Security that pays interest at rates that vary inversely to changes in the market interest rates. The interest rate shown is the current interest rate at March 31, 2011.

(13)  The Portfolio invests in senior loans which generally pay interest at rates which are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major United States banks, or the certificate of deposit rate. Senior loans are generally considered to be restrictive in that the Portfolio is ordinarily contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a senior loan.

(14)  Senior loans in the Portfolio are generally subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments may occur. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

(15)  Denominated in United States Dollar unless otherwise indicated.

(16)  "Step-up" security where the rate increases ("steps-up") at a predetermined rate. Rate shown reflects the increased rate

(17)  The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.

ADR — American Depository Receipt

GDR — Global Depository Receipt

NVDR — Non-Voting Depository Receipt

REMIC — Real Estate Mortgage Investment Conduit

RSP — Risparmio Savings Shares

SDR — Swedish Depository Receipt

TBA — Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal and maturity date will be determined upon settlement date.

Seasons Series Trust Asset Allocation: Diversified Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

FRS — Floating Rate Security

VRS — Variable Rate Security

The rates shown on FRS and VRS are the current interest rates at March 31, 2011. And unless noted otherwise, the dates shown are the original maturity dates.

Open Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Value at Trade Date	Value as of March 31, 2011	Unrealized Appreciation (Depreciation)
6	Short	Amsterdam Index	April 2011	$624,019	$619,749	$4,270
26	Short	CAC40 10 Euro Index	April 2011	1,450,039	1,471,869	(21,830)
9	Long	Dax Index	June 2011	2,242,622	2,259,112	16,490
13	Long	E-Mini MSCI EAFE Index	June 2011	1,080,976	1,096,550	15,574
178	Short	Euro STOXX 50	June 2011	7,038,813	7,180,648	(141,835)
4	Long	FTSE 100 Index	June 2011	380,410	377,761	(2,649)
41	Short	FTSE 100 Index	June 2011	3,787,715	3,872,054	(84,339)
4	Long	FTSE/MIB Index	June 2011	600,642	605,763	5,121
11	Short	MSCI Singapore Index	April 2011	626,874	640,365	(13,491)
35	Short	NASDAQ 100 E-Mini Index	June 2011	1,615,705	1,635,375	(19,670)
81	Short	OMXS 30 Index	April 2011	1,378,889	1,439,619	(60,730)
107	Short	Russell 2000 Mini Index	June 2011	8,767,145	9,006,190	(239,045)
90	Long	S&P Mid 400 E-Mini Index	June 2011	8,622,280	8,885,700	263,420
439	Long	S&P 500 E-Mini Index	June 2011	28,782,205	28,995,950	213,745
15	Short	S&P 500 E-Mini Index	June 2011	982,845	990,750	(7,905)
23	Short	SPI 200 Index	June 2011	2,805,738	2,895,423	(89,685)
19	Long	TOPIX Index	June 2011	2,154,691	1,985,405	(169,286)
42	Short	TOPIX Index	June 2011	4,762,066	4,388,791	373,275
55	Short	U.S. Treasury 2 YR Notes	June 2011	11,982,576	11,996,875	(14,299)
21	Long	U.S. Treasury 5 YR Notes	June 2011	2,475,211	2,452,570	(22,641)
51	Short	U.S. Treasury 5 YR Notes	June 2011	5,915,106	5,956,242	(41,136)
64	Long	U.S. Treasury 10 YR Notes	June 2011	7,529,122	7,618,000	88,878
3	Short	U.S. Treasury 10 YR Notes	June 2011	356,860	357,094	(234)
8	Long	U.S. Treasury Long Bonds	June 2011	968,635	961,500	(7,135)
						$44,863

Total Return Swap Contracts(2)

Swap Counterparty	Notional Amount (000's)	Termination Date	Fixed Payments Received (Paid) by Portfolio	Total Return Received or Paid by Portfolio	Gross Unrealized Appreciation/ (Depreciation)
Citibank N.A	$1,002	2/22/12	(1 Month USD LIBOR-BBA plus 45 bps)	MSCI Daily TR Net Brazil USD	$46,156
Citibank N.A	960	2/22/12	(1 Month USD LIBOR-BBA plus 50 bps)	MSCI Daily TR Net Brazil USD	44,235
Citibank N.A	279	2/22/12	(1 Month USD LIBOR-BBA plus 55 bps)	MSCI Daily TR Net Brazil USD	12,834
Citibank N.A	3,188	3/28/12	(3 Month USD LIBOR-BBA plus 10 bps)	Citibank N.A. Custom Energy Basket	66,232
JP Morgan Securities, LLC	6,187	10/20/11	(3 Month USD LIBOR-BBA plus 5 bps)	iShares MSCI Emerging Market Index	230,680
					$400,137
Goldman Sachs International	18	9/26/11	(1 Month USD LIBOR-BBA plus 60 bps)	Goldman Sachs
				Custom International Mining Basket	(404)
Net Unrealized Appreciation (Depreciation)					$399,733

BBA — British Banker's Association

LIBOR — London Interbank Offered Rate

Seasons Series Trust Asset Allocation: Diversified Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Open Forward Foreign Currency Contracts

Counterparty	Contract to Deliver		In Exchange For		Delivery Date	Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	EUR	3,360,800	USD	4,627,788	04/20/11	$—	$(133,719)
	SEK	6,699,300	USD	1,058,040	04/20/11	—	(2,518)
	USD	76,929	AUD	76,100	04/20/11	1,630	—
	USD	412,260	CAD	402,300	04/20/11	2,528	—
	USD	22,801	CHF	21,200	04/20/11	282	—
	USD	139,205	GBP	85,300	04/20/11	—	(2,391)
	USD	10,915	NOK	60,900	04/20/11	88	—
						4,528	(138,628)
Barclays Bank PLC	JPY	20,037,900	USD	245,307	04/20/11	4,389	—
	USD	5,259	AUD	5,200	04/20/11	109	—
	USD	55,576	CHF	51,700	04/20/11	717	—
	USD	199,869	EUR	145,100	04/20/11	5,705	—
	USD	86,996	GBP	53,300	04/20/11	—	(1,508)
	USD	10,852	NOK	60,500	04/20/11	79	—
	USD	38,810	SEK	245,300	04/20/11	23	—
						11,022	(1,508)
Citibank N.A.	AUD	31,000	USD	31,341	04/20/11	—	(660)
	CAD	525,800	USD	539,053	04/20/11	—	(3,069)
	EUR	91,600	USD	126,145	04/20/11	—	(3,632)
	HKD	952,700	USD	122,350	04/20/11	—	(145)
	SEK	34,800	USD	5,502	04/20/11	—	(7)
	SGD	856,300	USD	676,134	04/20/11	—	(3,214)
	USD	62,911	CHF	58,500	04/20/11	786	—
	USD	101,402	DKK	542,300	04/20/11	1,648	—
	USD	483,113	GBP	296,000	04/20/11	—	(8,354)
	USD	4,476	JPY	365,600	04/20/11	—	(80)
						2,434	(19,161)
Credit Suisse AG	AUD	64,200	USD	64,922	04/20/11	—	(1,353)
	CAD	571,600	USD	586,082	04/20/11	—	(3,262)
	JPY	21,591,300	USD	264,254	04/20/11	4,659	—
	USD	165,373	CAD	164,400	04/20/11	4,130	—
	USD	60,558	CHF	56,300	04/20/11	743	—
	USD	539,100	EUR	391,600	04/20/11	15,710	—
	USD	709,232	GBP	434,600	04/20/11	—	(12,170)
	USD	198,043	NOK	1,104,900	04/20/11	1,584	—
						26,826	(16,785)
Deutsche Bank AG	AUD	60,200	USD	60,841	04/20/11	—	(1,304)
	CAD	22,900	USD	23,470	04/20/11	—	(141)
	SEK	163,500	USD	25,799	04/20/11	—	(84)
	USD	32,376	CHF	30,100	04/20/11	398	—
	USD	1,265,821	EUR	919,300	04/20/11	36,623	—
						37,021	(1,529)
Goldman Sachs International	GBP	446,600	USD	728,851	04/20/11	12,542	—
	JPY	193,918,700	USD	2,374,069	04/20/11	42,559	—
	SEK	66,600	USD	10,518	04/20/11	—	(25)
	USD	20,522	AUD	20,300	04/20/11	434	—
	USD	505,958	EUR	367,400	04/20/11	14,567	—
	USD	554,429	GBP	346,900	04/20/11	1,969	—
	USD	51,699	NOK	288,700	04/20/11	462	—
						72,533	(25)

Seasons Series Trust Asset Allocation: Diversified Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Counterparty	Contract to Deliver		In Exchange For		Delivery Date	Unrealized Appreciation	Unrealized Depreciation
HSBC Bank USA,	AUD	172,500	USD	174,423	04/20/11	$—	$(3,650)
National Association	EUR	6,200	USD	8,540	04/20/11	—	(244)
	GBP	1,380,500	USD	2,252,983	04/20/11	38,776	—
	HKD	8,336,400	USD	1,070,225	04/20/11	—	(1,638)
	USD	431,712	CHF	401,600	04/20/11	5,566	—
	USD	864,514	JPY	70,614,400	04/20/11	—	(15,508)
	USD	11,290	NOK	63,000	04/20/11	93	—
	USD	744,340	SGD	942,900	04/20/11	3,712	—
						48,147	(21,040)
JPMorgan Chase Bank	CAD	126,800	USD	129,981	04/20/11	—	(755)
	CHF	26,600	USD	28,597	04/20/11	—	(367)
	EUR	641,300	USD	883,166	04/20/11	—	(25,413)
	USD	156,702	AUD	155,000	04/20/11	3,306	—
	USD	1,220,520	GBP	747,900	04/20/11	—	(20,952)
	USD	125,191	HKD	974,800	04/20/11	145	—
	USD	33,207	JPY	2,712,200	04/20/11	—	(598)
	USD	318,934	NOK	1,779,000	04/20/11	2,485	—
	USD	1,198,973	SEK	7,585,900	04/20/11	1,943	—
	USD	87,490	SGD	110,800	04/20/11	413	—
						8,292	(48,085)
Royal Bank of Scotland PLC	AUD	52,700	USD	53,198	04/20/11	—	(1,205)
	CAD	55,700	USD	57,078	04/20/11	—	(351)
	USD	60,443	CHF	56,200	04/20/11	750	—
	USD	176,330	EUR	128,100	04/20/11	5,160	—
	USD	78,656	GBP	48,200	04/20/11	—	(1,347)
	USD	293,342	JPY	23,957,200	04/20/11	—	(5,301)
						5,910	(8,204)
State Street Bank & Trust Co.	CAD	102,000	USD	104,525	04/20/11	—	(641)
	NOK	15,900	USD	2,849	04/20/11	—	(23)
	USD	686,939	EUR	498,700	04/20/11	19,608	—
	USD	12,147	ILS	43,900	04/20/11	458	—
	USD	22,618	SEK	143,100	04/20/11	36	—
						20,102	(664)
UBS AG	GBP	1,015,800	USD	1,657,936	04/20/11	28,678	—
	NOK	6,034,900	USD	1,080,381	04/20/11	—	(9,969)
	USD	50,842	AUD	50,300	04/20/11	1,083	—
	USD	258,948	CAD	252,700	04/20/11	1,596	—
	USD	131,092	CHF	121,900	04/20/11	1,637	—
	USD	1,579,361	EUR	1,146,800	04/20/11	45,399	—
	USD	14,550	JPY	1,188,700	04/20/11	—	(258)
						78,393	(10,227)
Westpac Banking Corp.	EUR	1,975,700	USD	2,720,578	04/20/11	—	(78,550)
	GBP	19,200	USD	31,334	04/20/11	539	—
	JPY	47,080,300	USD	576,456	04/20/11	10,403	—
	USD	32,344	AUD	32,000	04/20/11	690	—
	USD	73,005	CAD	71,200	04/20/11	405	—
						12,037	(78,550)
Net Unrealized Appreciation/(Depreciation)						$327,245	$(344,406)

AUD — Australian Dollar
CAD — Canadian Dollar
CHF — Swiss Franc
DKK — Danish Krone
EUR — Euro Dollar
GBP — Pound Sterling
HKD — Hong Kong Dollar
ILS — Israeli Shekel
JPY — Japanese Yen
NOK — Norwegian Krone
SEK — Swedish Krona
SGD — Singapore Dollar
USD — United States Dollar

Seasons Series Trust Asset Allocation: Diversified Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

The following is a summary of the inputs used to value the Portfolio's net assets as of March 31, 2011 (see Note 3):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets:
Long-Term Investment Securities:
Common Stock	$140,299,841	$—	$22,617	$140,322,458
Convertible Preferred Stock	91,979	—	—	91,979
Preferred Stock	1,502,074	—	—	1,502,074
Asset Backed Securities	—	4,957,873	—	4,957,873
Convertible Bonds & Notes	—	169,416	—	169,416
U.S. Corporate Bonds & Notes	—	21,813,010	42,778	21,855,788
Foreign Corporate Bonds & Notes	—	2,571,068	—	2,571,068
Loans	—	79,033	—	79,033
Municipal Bonds & Notes	—	115,740	—	115,740
U.S. Government Agencies	—	7,980,103	—	7,980,103
Exchange Traded Funds	6,408,428	—	—	6,408,428
Equity Certificates	257,228	—	—	257,228
Warrants	—	—	1,523	1,523
Rights	5,635	—	—	5,635
Short-Term Investment Securities:
U.S. Treasuries	—	22,999,268	—	22,999,268
Repurchase Agreement	—	4,835,000	—	4,835,000
Other Financial Instruments+
Open Futures Contracts - Appreciation	980,773	—	—	980,773
Total Return Swaps - Appreciation	—	400,137	—	400,137
Open Forward Foreign Currency Contracts - Appreciation	—	327,245	—	327,245
Total	$149,545,958	$66,247,893	$66,918	$215,860,769
Liabilities:
Other Financial Instruments+
Open Futures Contracts - Depreciation	935,910	—	—	935,910
Total Return Swaps - Depreciation	—	404	—	404
Open Forward Foreign Currency Contracts - Depreciation	—	344,406	—	344,406
Total	$935,910	$344,810	$—	$1,280,720

+  Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Common Stock	Asset Backed Securities	U.S. Corporate Bonds & Notes	Warrants
Balance as of 3/31/2010	$2,431	$1	$38,285	$0
Accrued discounts/premiums	—	—	(530)	—
Realized gain(loss)	(29,240)	(15,523)	78	(0)
Change in unrealized appreciation(depreciation)(1)	31,704	15,543	2,174	408
Net purchases(sales)	5,282	(21)	2,766	1,115
Transfers in and/or out of Level 3(2)	12,440	—	5	—
Balance as of 3/31/2011	$22,617	$—	$42,778	$1,523

(1)  The total change in unrealized appreciation(depreciation) included in the statement of operations attributable to level 3 investments still held at March 31, 2011 includes:

Common Stock	Asset Backed Securities	U.S. Corporate Bonds & Notes	Warrants
$2,565	$—	$2,174	$408

(2)  The Fund's policy is to recognize transfers in and transfers out as of the end of the reporting period.

See Notes to Financial Statements

Seasons Series Trust Stock Portfolio

PORTFOLIO PROFILE — March 31, 2011 (unaudited)

Industry Allocation*
Computers	7.3%
Web Portals/ISP	6.6
Wireless Equipment	6.5
Diversified Manufacturing Operations	4.6
E-Commerce/Products	3.5
Commercial Services-Finance	3.4
E-Commerce/Services	3.3
Transport-Services	3.2
Oil Companies-Exploration & Production	3.1
Industrial Gases	2.6
Investment Management/Advisor Services	2.3
Distribution/Wholesale	1.9
Oil-Field Services	1.8
Electronic Components-Semiconductors	1.8
Pharmacy Services	1.7
Hotels/Motels	1.7
Oil Field Machinery & Equipment	1.7
Finance-Credit Card	1.6
Retail-Restaurants	1.6
Networking Products	1.4
Telecom Equipment-Fiber Optics	1.4
Medical-Biomedical/Gene	1.4
Medical-Wholesale Drug Distribution	1.4
Coal	1.3
Metal Processors & Fabrication	1.2
Apparel Manufacturers	1.2
Oil Companies-Integrated	1.1
Computers-Memory Devices	1.1
Computer Services	1.1
Transport-Rail	1.1
Diversified Minerals	1.0
Cruise Lines	1.0
Diversified Banking Institutions	1.0
Athletic Footwear	1.0
Machinery-Construction & Mining	1.0
Multimedia	1.0
Internet Application Software	0.9
Finance-Other Services	0.8
Aerospace/Defense	0.8
Medical Products	0.8
Engineering/R&D Services	0.8
Machinery-General Industrial	0.8
Retail-Discount	0.7
Industrial Audio & Video Products	0.7
Retail-Auto Parts	0.7
Retail-Automobile	0.7
Applications Software	0.7
Casino Hotels	0.6
Agricultural Chemicals	0.6
Electric Products-Misc.	0.6
Auto-Heavy Duty Trucks	0.6
Metal-Copper	0.6
Medical-Drugs	0.6
Machinery-Farming	0.5
Medical Instruments	0.5
Banks-Super Regional	0.5
Engines-Internal Combustion	0.5
Banks-Fiduciary	0.5
Coffee	0.4
Auto/Truck Parts & Equipment-Original	0.4
Retail-Apparel/Shoe	0.4
Electronic Measurement Instruments	0.4
Social Networking	0.4
Real Estate Management/Services	0.4
Auto-Cars/Light Trucks	0.3
Broadcast Services/Program	0.3
Food-Retail	0.3
Gold Mining	0.3
Industrial Automated/Robotic	0.3
Cosmetics & Toiletries	0.3
Semiconductor Components-Integrated Circuits	0.2
Beverages-Non-alcoholic	0.2
Computer Aided Design	0.2
99.2%

*  Calculated as a percentage of net assets

Seasons Series Trust Stock Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011

Security Description	Shares	Value (Note 3)
COMMON STOCK — 99.2%
Aerospace/Defense — 0.8%
Boeing Co.	19,100	$1,412,063
Agricultural Chemicals — 0.6%
Potash Corp. of Saskatchewan, Inc.	18,300	1,078,419
Apparel Manufacturers — 1.2%
Coach, Inc.	38,000	1,977,520
Applications Software — 0.7%
Nuance Communications, Inc.†	3,300	64,548
Red Hat, Inc.†	9,000	408,510
Salesforce.com, Inc.†	4,800	641,184
		1,114,242
Athletic Footwear — 1.0%
NIKE, Inc., Class B	21,800	1,650,260
Auto-Cars/Light Trucks — 0.3%
General Motors Co.†	19,300	598,879
Auto-Heavy Duty Trucks — 0.6%
PACCAR, Inc.	19,400	1,015,590
Auto/Truck Parts & Equipment-Original — 0.4%
Johnson Controls, Inc.	17,400	723,318
Banks-Fiduciary — 0.5%
Northern Trust Corp.	16,100	817,075
Banks-Super Regional — 0.5%
US Bancorp	32,200	851,046
Beverages-Non-alcoholic — 0.2%
PepsiCo, Inc.	5,400	347,814
Broadcast Services/Program — 0.3%
Discovery Communications, Inc., Class A†	13,100	522,690
Casino Hotels — 0.6%
Las Vegas Sands Corp.†	21,300	899,286
MGM Resorts International†	15,400	202,510
		1,101,796
Coal — 1.3%
Alpha Natural Resources, Inc.†	7,800	463,086
Peabody Energy Corp.	18,300	1,316,868
Walter Energy, Inc.	3,500	474,005
		2,253,959
Coffee — 0.4%
Green Mountain Coffee Roasters, Inc.†	11,300	730,093
Commercial Services-Finance — 3.4%
Mastercard, Inc., Class A	11,100	2,794,092
Visa, Inc., Class A	24,300	1,788,966
Western Union Co.	54,700	1,136,119
		5,719,177
Computer Aided Design — 0.2%
Autodesk, Inc.†	7,200	317,592
Computer Services — 1.1%
Accenture PLC, Class A	33,500	1,841,495
Computers — 7.3%
Apple, Inc.†	35,900	12,509,355
Computers-Memory Devices — 1.1%
EMC Corp.†	24,300	645,165
NetApp, Inc.†	17,800	857,604
SanDisk Corp.†	8,900	410,201
		1,912,970

Security Description	Shares	Value (Note 3)
Cosmetics & Toiletries — 0.3%
Procter & Gamble Co.	7,092	$436,867
Cruise Lines — 1.0%
Carnival PLC	25,200	991,241
Royal Caribbean Cruises, Ltd.†	18,000	742,680
		1,733,921
Distribution/Wholesale — 1.9%
Fastenal Co.	29,200	1,893,036
Fossil, Inc.†	3,900	365,235
WW Grainger, Inc.	7,000	963,760
		3,222,031
Diversified Banking Institutions — 1.0%
JPMorgan Chase & Co.	36,700	1,691,870
Diversified Manufacturing Operations — 4.6%
3M Co.	14,600	1,365,100
Cooper Industries PLC	11,500	746,350
Danaher Corp.	99,000	5,138,100
Textron, Inc.	21,300	583,407
		7,832,957
Diversified Minerals — 1.0%
BHP Billiton, Ltd.	36,800	1,772,263
E-Commerce/Products — 3.5%
Amazon.com, Inc.†	33,600	6,052,368
E-Commerce/Services — 3.3%
Ctrip.com International, Ltd. ADR†	23,000	954,270
eBay, Inc.†	52,200	1,620,288
Liberty Media Corp. - Interactive, Class A†	60,600	972,024
NetFlix, Inc.†	1,000	237,330
priceline.com, Inc.†	3,700	1,873,828
		5,657,740
Electric Products-Misc. — 0.6%
Emerson Electric Co.	18,200	1,063,426
Electronic Components-Semiconductors — 1.8%
Broadcom Corp., Class A†	35,900	1,413,742
Rovi Corp.†	18,200	976,430
Samsung Electronics Co., Ltd.	765	649,966
		3,040,138
Electronic Measurement Instruments — 0.4%
Trimble Navigation, Ltd.†	12,200	616,588
Engineering/R&D Services — 0.8%
Fluor Corp.	7,500	552,450
McDermott International, Inc.†	31,400	797,246
		1,349,696
Engines-Internal Combustion — 0.5%
Cummins, Inc.	7,600	833,112
Finance-Credit Card — 1.6%
American Express Co.	48,300	2,183,160
Discover Financial Services	20,200	487,224
		2,670,384
Finance-Other Services — 0.8%
IntercontinentalExchange, Inc.†	11,600	1,433,064
Food-Retail — 0.3%
Whole Foods Market, Inc.	7,800	514,020

Seasons Series Trust Stock Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Gold Mining — 0.3%
Agnico-Eagle Mines, Ltd.	7,600	$504,260
Hotels/Motels — 1.7%
Marriott International, Inc., Class A	45,042	1,602,594
Starwood Hotels & Resorts Worldwide, Inc.	22,500	1,307,700
		2,910,294
Industrial Audio & Video Products — 0.7%
Dolby Laboratories, Inc., Class A†	25,600	1,259,776
Industrial Automated/Robotic — 0.3%
Rockwell Automation, Inc.	4,900	463,785
Industrial Gases — 2.6%
Air Products & Chemicals, Inc.	8,400	757,512
Praxair, Inc.	36,800	3,738,880
		4,496,392
Internet Application Software — 0.9%
Tencent Holdings, Ltd.	62,500	1,523,420
Investment Management/Advisor Services — 2.3%
Franklin Resources, Inc.	20,200	2,526,616
Invesco, Ltd.	56,800	1,451,808
		3,978,424
Machinery-Construction & Mining — 1.0%
Caterpillar, Inc.	6,700	746,045
Joy Global, Inc.	9,100	899,171
		1,645,216
Machinery-Farming — 0.5%
Deere & Co.	9,500	920,455
Machinery-General Industrial — 0.8%
Babcock & Wilcox Co.†	16,050	535,749
Roper Industries, Inc.	8,900	769,494
		1,305,243
Medical Instruments — 0.5%
Edwards Lifesciences Corp.†	10,000	870,000
Medical Products — 0.8%
Covidien PLC	5,600	290,864
Stryker Corp.	18,100	1,100,480
		1,391,344
Medical-Biomedical/Gene — 1.4%
Alexion Pharmaceuticals, Inc.†	2,100	207,228
Celgene Corp.†	11,000	632,830
Human Genome Sciences, Inc.†	25,300	694,485
Illumina, Inc.†	12,600	882,882
		2,417,425
Medical-Drugs — 0.6%
Allergan, Inc.	13,400	951,668
Medical-Wholesale Drug Distribution — 1.4%
AmerisourceBergen Corp.	8,200	324,392
McKesson Corp.	26,400	2,086,920
		2,411,312
Metal Processors & Fabrication — 1.2%
Precision Castparts Corp.	13,800	2,031,084

Security Description	Shares	Value (Note 3)
Metal-Copper — 0.6%
Freeport-McMoRan Copper & Gold, Inc.	17,800	$988,790
Multimedia — 1.0%
Walt Disney Co.	37,700	1,624,493
Networking Products — 1.4%
Juniper Networks, Inc.†	58,500	2,461,680
Oil Companies-Exploration & Production — 3.1%
Cimarex Energy Co.	5,000	576,200
Continental Resources, Inc.†	13,100	936,257
EOG Resources, Inc.	15,700	1,860,607
Occidental Petroleum Corp.	18,300	1,912,167
		5,285,231
Oil Companies-Integrated — 1.1%
Suncor Energy, Inc.	43,100	1,932,604
Oil Field Machinery & Equipment — 1.7%
Cameron International Corp.†	25,500	1,456,050
FMC Technologies, Inc.†	15,000	1,417,200
		2,873,250
Oil-Field Services — 1.8%
Schlumberger, Ltd.	32,700	3,049,602
Pharmacy Services — 1.7%
Express Scripts, Inc.†	52,700	2,930,647
Real Estate Management/Services — 0.4%
CB Richard Ellis Group, Inc., Class A†	22,500	600,750
Retail-Apparel/Shoe — 0.4%
Ross Stores, Inc.	9,100	647,192
Retail-Auto Parts — 0.7%
AutoZone, Inc.†	2,100	574,476
O'Reilly Automotive, Inc.†	10,800	620,568
		1,195,044
Retail-Automobile — 0.7%
CarMax, Inc.†	34,800	1,117,080
Retail-Discount — 0.7%
Costco Wholesale Corp.	17,400	1,275,768
Retail-Restaurants — 1.6%
Chipotle Mexican Grill, Inc.†	3,500	953,295
Starbucks Corp.	46,200	1,707,090
		2,660,385
Semiconductor Components-Integrated Circuits — 0.2%
NXP Semiconductor NV†	13,300	398,535
Social Networking — 0.4%
Facebook, Inc., Class B†(1)(3)(4)	24,148	603,700
Telecom Equipment-Fiber Optics — 1.4%
Corning, Inc.	117,400	2,421,962
Transport-Rail — 1.1%
Union Pacific Corp.	18,700	1,838,771
Transport-Services — 3.2%
Expeditors International of Washington, Inc.	20,900	1,047,926
FedEx Corp.	30,800	2,881,340
United Parcel Service, Inc., Class B	20,500	1,523,560
		5,452,826

Seasons Series Trust Stock Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)

COMMON STOCK (continued)
Web Portals/ISP — 6.6%
Baidu, Inc. ADR†	30,100	$4,148,081
Google, Inc., Class A†	11,800	6,917,278
Mail.ru Group, Ltd. GDR†*(1)	3,900	116,961
		11,182,320
Wireless Equipment — 6.5%
American Tower Corp., Class A†	57,600	2,984,832
Crown Castle International Corp.†	79,700	3,391,235
QUALCOMM, Inc.	85,500	4,687,965
		11,064,032
Total Long-Term Investment Securities (cost $121,140,143)		169,100,558
SHORT-TERM INVESTMENT SECURITIES — 0.0%
Registered Investment Companies — 0.0%
T. Rowe Price Reserve Investment Fund (cost $71,228)	71,228	71,228
TOTAL INVESTMENTS (cost $121,211,371)(2)	99.2%	169,171,786
Other assets less liabilities	0.8	1,374,227
NET ASSETS	100.0%	$170,546,013

†  Non-income producing security

*  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At March 31, 2011, the aggregate value of these securities was $116,961 representing 0.1% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

(1)  Illiquid security. At March 31, 2011 the aggregate value of these securities was $720,661 representing 0.4% of net assets.

(2)  See Note 4 for cost of investments on a tax basis.

(3)  Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 3.

(4)  Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the "1933 Act"); (b) is subject to a contractual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note 3. Certain restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Portfolio has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of March 31, 2011, the Stock Portfolio held the following restricted securities:

Name	Acquisition Date	Shares	Acquisition Cost	Value	Value Per Share	% of Net Assets
Facebook, Inc., Class B Common Stock	03/31/2011	24,148	$603,700	$603,700	$25.00	0.35%

ADR — American Depository Receipt

GDR — Global Depository Receipt

The following is a summary of the inputs used to value the Portfolio's net assets as of March 31, 2011 (see Note 3):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets:
Long-Term Investment Securities:
Common Stock
Computers	$12,509,355	$—	$—	$12,509,355
Web Portals/ISP	11,182,320	—	—	11,182,320
Wireless Equipment	11,064,032	—	—	11,064,032
Other Industries*	134,344,851	—	—	134,344,851
Short-Term Investment Securities:
Registered Investment Companies	—	71,228	—	71,228
Total	$169,100,558	$71,228	$—	$169,171,786

*  Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

See Notes to Financial Statements

Seasons Series Trust Large Cap Growth Portfolio

PORTFOLIO PROFILE — March 31, 2011 (unaudited)

Industry Allocation*
Computers	8.2%
Wireless Equipment	4.3
Medical-Biomedical/Gene	3.9
Applications Software	3.7
Web Portals/ISP	3.3
Oil-Field Services	3.1
Beverages-Non-alcoholic	3.1
Enterprise Software/Service	2.8
E-Commerce/Services	2.2
Transport-Services	2.1
Oil Companies-Exploration & Production	2.1
Medical Products	2.0
Commercial Services-Finance	1.9
Electronic Components-Semiconductors	1.8
Diversified Banking Institutions	1.6
Metal-Diversified	1.6
Cosmetics & Toiletries	1.6
U.S. Government Agencies	1.6
Networking Products	1.5
Auto-Cars/Light Trucks	1.5
Medical-Drugs	1.5
Multimedia	1.5
Retail-Discount	1.3
Finance-Other Services	1.3
Retail-Restaurants	1.3
Finance-Investment Banker/Broker	1.3
Medical Instruments	1.2
Computer Services	1.2
Pharmacy Services	1.2
Athletic Footwear	1.1
Computers-Memory Devices	1.1
Diversified Manufacturing Operations	1.1
Exchange-Traded Funds	1.0
Retail-Apparel/Shoe	1.0
Electronic Connectors	1.0
Insurance-Life/Health	0.9
Industrial Gases	0.9
Real Estate Management/Services	0.9
Repurchase Agreements	0.9
Retail-Building Products	0.8
Tobacco	0.8
Oil Companies-Integrated	0.8
Instruments-Scientific	0.8
Telephone-Integrated	0.8
Industrial Automated/Robotic	0.8
Retail-Jewelry	0.7
Cable/Satellite TV	0.7
Aerospace/Defense	0.7
Retail-Office Supplies	0.7
Brewery	0.7
Electronic Components-Misc.	0.7
Metal Processors & Fabrication	0.7
Real Estate Investment Trusts	0.6
Vitamins & Nutrition Products	0.6
Chemicals-Diversified	0.6
Banks-Commercial	0.6
Electronic Forms	0.5
Banks-Fiduciary	0.5
Finance-Consumer Loans	0.5
Finance-Credit Card	0.5
Banks-Super Regional	0.5
Chemicals-Specialty	0.5
Retail-Bedding	0.4
Web Hosting/Design	0.4
Commercial Services	0.4
Medical-Generic Drugs	0.4
Food-Misc.	0.4
Apparel Manufacturers	0.4
Investment Management/Advisor Services	0.4
E-Commerce/Products	0.4
Aerospace/Defense-Equipment	0.3
Oil Field Machinery & Equipment	0.3
Transport-Rail	0.3
Metal-Copper	0.3
Machinery-Construction & Mining	0.3
Real Estate Operations & Development	0.3
Machinery-Farming	0.2
Coal	0.2
Agricultural Chemicals	0.2
Retail-Major Department Stores	0.2
Hotels/Motels	0.2
Electric-Integrated	0.2
Gold Mining	0.2
Electric Products-Misc.	0.1
Telecom Equipment-Fiber Optics	0.1
Consumer Products-Misc.	0.1
Engines-Internal Combustion	0.1
Electronic Measurement Instruments	0.1
Semiconductor Components-Integrated Circuits	0.1
Oil & Gas Drilling	0.1
Internet Security	0.1
Distribution/Wholesale	0.1
Pipelines	0.1
Broadcast Services/Program	0.1
Retail-Regional Department Stores	0.1
Retail-Auto Parts	0.1
Internet Infrastructure Software	0.1
Semiconductor Equipment	0.1
Advertising Agencies	0.1
Medical Labs & Testing Services	0.1
Metal-Iron	0.1
Medical-HMO	0.1
Non-Hazardous Waste Disposal	0.1
Toys	0.1
Computer Aided Design	0.1
Food-Retail	0.1
Casino Hotels	0.1
Data Processing/Management	0.1
Energy-Alternate Sources	0.1
Computers-Integrated Systems	0.1
99.8%

*  Calculated as a percentage of net assets

Seasons Series Trust Large Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011

Security Description	Shares	Value (Note 3)
COMMON STOCK — 96.3%
Advertising Agencies — 0.1%
Interpublic Group of Cos., Inc.	8,196	$103,024
Omnicom Group, Inc.	2,950	144,727
		247,751
Aerospace/Defense — 0.7%
Boeing Co.	7,401	547,156
General Dynamics Corp.	3,497	267,730
Raytheon Co.	23,077	1,173,927
Rockwell Collins, Inc.	2,598	168,429
		2,157,242
Aerospace/Defense-Equipment — 0.3%
Goodrich Corp.	2,104	179,955
United Technologies Corp.	10,023	848,447
		1,028,402
Agricultural Chemicals — 0.2%
CF Industries Holdings, Inc.	1,194	163,327
Monsanto Co.	4,945	357,326
		520,653
Airlines — 0.0%
Southwest Airlines Co.	6,387	80,668
Apparel Manufacturers — 0.4%
Coach, Inc.	4,955	257,858
Polo Ralph Lauren Corp.	6,875	850,094
VF Corp.	841	82,864
		1,190,816
Applications Software — 3.7%
Citrix Systems, Inc.†	3,143	230,885
Compuware Corp.†	2,382	27,512
Intuit, Inc.†	4,562	242,242
Microsoft Corp.	377,893	9,583,367
Red Hat, Inc.†	3,233	146,746
Salesforce.com, Inc.†	7,761	1,036,714
		11,267,466
Athletic Footwear — 1.1%
NIKE, Inc., Class B	46,180	3,495,826
Audio/Video Products — 0.0%
Harman International Industries, Inc.	677	31,697
Auto-Cars/Light Trucks — 1.5%
Ford Motor Co.†	209,534	3,124,152
General Motors Co.†	49,115	1,524,038
		4,648,190
Auto-Heavy Duty Trucks — 0.0%
PACCAR, Inc.	2,632	137,785
Banks-Commercial — 0.6%
Standard Chartered PLC	64,702	1,678,363
Banks-Fiduciary — 0.5%
Northern Trust Corp.	31,457	1,596,443
Banks-Super Regional — 0.5%
Huntington Bancshares, Inc.	4,484	29,774
KeyCorp	3,098	27,510
Wells Fargo & Co.	43,246	1,370,898
		1,428,182

Security Description	Shares	Value (Note 3)
Beverages-Non-alcoholic — 3.1%
Coca-Cola Co.	56,289	$3,734,775
Coca-Cola Enterprises, Inc.	5,531	150,996
Dr. Pepper Snapple Group, Inc.	3,752	139,425
PepsiCo, Inc.	83,124	5,354,017
		9,379,213
Beverages-Wine/Spirits — 0.0%
Brown-Forman Corp., Class B	1,727	117,954
Brewery — 0.7%
Anheuser-Busch InBev NV	36,069	2,054,646
Broadcast Services/Program — 0.1%
Discovery Communications, Inc., Class A†	4,717	188,208
Scripps Networks Interactive Inc., Class A	1,518	76,037
		264,245
Building-Residential/Commercial — 0.0%
Lennar Corp., Class A	1,346	24,390
Cable/Satellite TV — 0.7%
Cablevision Systems Corp., Class A	3,896	134,841
Comcast Corp., Class A	46,515	1,149,851
DIRECTV, Class A†	13,294	622,159
Time Warner Cable, Inc.	3,739	266,740
		2,173,591
Casino Hotels — 0.1%
Wynn Resorts, Ltd.	1,274	162,117
Casino Services — 0.0%
International Game Technology	2,152	34,927
Cellular Telecom — 0.0%
MetroPCS Communications, Inc.†	4,421	71,797
Chemicals-Diversified — 0.6%
E.I. du Pont de Nemours & Co.	9,110	500,777
FMC Corp.	1,198	101,746
Israel Chemicals, Ltd.	56,089	923,468
PPG Industries, Inc.	1,614	153,669
		1,679,660
Chemicals-Specialty — 0.5%
Eastman Chemical Co.	604	59,989
Ecolab, Inc.	22,118	1,128,460
International Flavors & Fragrances, Inc.	1,345	83,794
Sigma-Aldrich Corp.	2,043	130,017
		1,402,260
Coal — 0.2%
Consol Energy, Inc.	3,790	203,258
Massey Energy Co.	1,733	118,468
Peabody Energy Corp.	4,533	326,194
		647,920
Coatings/Paint — 0.0%
Sherwin-Williams Co.	761	63,916
Commercial Services — 0.4%
Iron Mountain, Inc.	41,714	1,302,728

Seasons Series Trust Large Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Commercial Services-Finance — 1.9%
Automatic Data Processing, Inc.	5,323	$273,123
Equifax, Inc.	1,234	47,941
Global Payments, Inc.	21,413	1,047,524
Mastercard, Inc., Class A	8,493	2,137,858
Moody's Corp.	1,806	61,241
Paychex, Inc.	3,074	96,401
Total System Services, Inc.	1,007	18,146
Visa, Inc., Class A	8,119	597,721
Western Union Co.	67,162	1,394,955
		5,674,910
Computer Aided Design — 0.1%
Autodesk, Inc.†	3,835	169,162
Computer Services — 1.2%
Cognizant Technology Solutions Corp., Class A†	5,097	414,896
International Business Machines Corp.	20,431	3,331,683
		3,746,579
Computers — 8.2%
Apple, Inc.†	69,502	24,217,972
Hewlett-Packard Co.	19,672	805,962
		25,023,934
Computers-Integrated Systems — 0.1%
Teradata Corp.†	2,818	142,873
Computers-Memory Devices — 1.1%
EMC Corp.†	34,655	920,090
NetApp, Inc.†	43,876	2,113,946
SanDisk Corp.†	3,965	182,747
Western Digital Corp.†	3,881	144,722
		3,361,505
Consulting Services — 0.0%
SAIC, Inc.†	2,264	38,307
Consumer Products-Misc. — 0.1%
Clorox Co.	1,429	100,130
Kimberly-Clark Corp.	4,132	269,696
		369,826
Containers-Metal/Glass — 0.0%
Ball Corp.	2,835	101,635
Cosmetics & Toiletries — 1.6%
Avon Products, Inc.	63,078	1,705,629
Colgate-Palmolive Co.	8,274	668,208
Estee Lauder Cos., Inc., Class A	1,918	184,819
Procter & Gamble Co.	38,522	2,372,955
		4,931,611
Cruise Lines — 0.0%
Carnival Corp.	3,687	141,433
Data Processing/Management — 0.1%
Dun & Bradstreet Corp.	833	66,840
Fiserv, Inc.†	1,395	87,494
		154,334
Dental Supplies & Equipment — 0.0%
DENTSPLY International, Inc.	1,453	53,746
Patterson Cos., Inc.	1,604	51,633
		105,379

Security Description	Shares	Value (Note 3)
Dialysis Centers — 0.0%
DaVita, Inc.†	1,608	$137,500
Disposable Medical Products — 0.0%
C.R. Bard, Inc.	1,425	141,517
Distribution/Wholesale — 0.1%
Fastenal Co.	2,470	160,130
WW Grainger, Inc.	977	134,513
		294,643
Diversified Banking Institutions — 1.6%
Bank of America Corp.	298,802	3,983,031
Morgan Stanley	38,276	1,045,700
		5,028,731
Diversified Manufacturing Operations — 1.1%
3M Co.	6,559	613,266
Danaher Corp.	18,366	953,195
Dover Corp.	1,688	110,969
Eaton Corp.	2,737	151,739
Honeywell International, Inc.	8,407	501,982
Illinois Tool Works, Inc.	4,426	237,765
Ingersoll-Rand PLC	5,521	266,720
ITT Corp.	1,631	97,942
Parker Hannifin Corp.	1,600	151,488
Tyco International, Ltd.	3,730	166,992
		3,252,058
Diversified Operations — 0.0%
Leucadia National Corp.	1,989	74,667
E-Commerce/Products — 0.4%
Amazon.com, Inc.†	5,969	1,075,196
E-Commerce/Services — 2.2%
eBay, Inc.†	194,701	6,043,519
Expedia, Inc.	3,352	75,956
NetFlix, Inc.†	735	174,438
priceline.com, Inc.†	823	416,800
		6,710,713
Electric Products-Misc. — 0.1%
Emerson Electric Co.	6,949	406,030
Molex, Inc.	856	21,503
		427,533
Electric-Integrated — 0.2%
Dominion Resources, Inc.	4,184	187,025
Southern Co.	5,525	210,558
Wisconsin Energy Corp.	1,801	54,930
		452,513
Electronic Components-Misc. — 0.7%
TE Connectivity, Ltd.	58,420	2,034,184
Electronic Components-Semiconductors — 1.8%
Advanced Micro Devices, Inc.†	9,643	82,930
Altera Corp.	5,360	235,947
Broadcom Corp., Class A†	7,967	313,740
Intel Corp.	53,326	1,075,585
LSI Corp.†	4,438	30,178
Microchip Technology, Inc.	3,157	119,998
Micron Technology, Inc.†	14,369	164,669
National Semiconductor Corp.	1,980	28,393
NVIDIA Corp.†	25,672	473,905

Seasons Series Trust Large Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Electronic Components-Semiconductors (continued)
Texas Instruments, Inc.	19,635	$678,586
Xilinx, Inc.	67,501	2,214,033
		5,417,964
Electronic Connectors — 1.0%
Amphenol Corp., Class A	53,638	2,917,371
Electronic Forms — 0.5%
Adobe Systems, Inc.†	48,984	1,624,309
Electronic Measurement Instruments — 0.1%
Agilent Technologies, Inc.†	5,782	258,918
FLIR Systems, Inc.	2,672	92,478
		351,396
Energy-Alternate Sources — 0.1%
First Solar, Inc.†	907	145,882
Engineering/R&D Services — 0.0%
Fluor Corp.	1,686	124,191
McDermott International, Inc.†	60	1,523
		125,714
Engines-Internal Combustion — 0.1%
Cummins, Inc.	3,315	363,390
Enterprise Software/Service — 2.8%
BMC Software, Inc.†	2,992	148,822
CA, Inc.	4,294	103,829
Oracle Corp.	246,988	8,241,990
		8,494,641
Entertainment Software — 0.0%
Electronic Arts, Inc.†	2,352	45,935
Filtration/Separation Products — 0.0%
Pall Corp.	1,935	111,475
Finance-Consumer Loans — 0.5%
SLM Corp.†	97,581	1,492,989
Finance-Credit Card — 0.5%
American Express Co.	31,662	1,431,122
Finance-Investment Banker/Broker — 1.3%
Charles Schwab Corp.	213,679	3,852,632
Finance-Other Services — 1.3%
CME Group, Inc.	11,465	3,457,271
IntercontinentalExchange, Inc.†	5,203	642,778
		4,100,049
Food-Confectionery — 0.0%
Hershey Co.	1,528	83,047
Food-Meat Products — 0.0%
Hormel Foods Corp.	1,415	39,394
Food-Misc. — 0.4%
Campbell Soup Co.	1,621	53,671
General Mills, Inc.	6,711	245,287
H.J. Heinz Co.	3,451	168,478
Kellogg Co.	2,574	138,945
Kraft Foods, Inc., Class A	14,064	441,047
McCormick & Co., Inc.	1,359	65,001
Sara Lee Corp.	5,527	97,662
		1,210,091

Security Description	Shares	Value (Note 3)
Food-Retail — 0.1%
Whole Foods Market, Inc.	2,472	$162,905
Gold Mining — 0.2%
Newmont Mining Corp.	8,264	451,049
Hazardous Waste Disposal — 0.0%
Stericycle, Inc.†	1,431	126,887
Hotels/Motels — 0.2%
Marriott International, Inc., Class A	4,873	173,381
Starwood Hotels & Resorts Worldwide, Inc.	3,219	187,088
Wyndham Worldwide Corp.	2,903	92,345
		452,814
Human Resources — 0.0%
Monster Worldwide, Inc.†	1,134	18,031
Robert Half International, Inc.	1,054	32,252
		50,283
Industrial Automated/Robotic — 0.8%
FANUC Corp.	14,500	2,194,698
Rockwell Automation, Inc.	2,385	225,740
		2,420,438
Industrial Gases — 0.9%
Air Products & Chemicals, Inc.	1,980	178,556
Airgas, Inc.	829	55,062
Praxair, Inc.	23,896	2,427,834
		2,661,452
Instruments-Scientific — 0.8%
PerkinElmer, Inc.	1,045	27,452
Thermo Fisher Scientific, Inc.†	41,066	2,281,216
Waters Corp.†	1,530	132,957
		2,441,625
Insurance-Life/Health — 0.9%
Aflac, Inc.	4,805	253,608
Prudential PLC	213,550	2,420,304
		2,673,912
Internet Infrastructure Software — 0.1%
Akamai Technologies, Inc.†	3,135	119,130
F5 Networks, Inc.†	1,353	138,777
		257,907
Internet Security — 0.1%
Symantec Corp.†	12,787	237,071
VeriSign, Inc.	1,598	57,864
		294,935
Investment Management/Advisor Services — 0.4%
Ameriprise Financial, Inc.	4,130	252,261
BlackRock, Inc.	1,153	231,765
Federated Investors, Inc., Class B	993	26,563
Franklin Resources, Inc.	1,555	194,499
Invesco, Ltd.	3,625	92,655
Janus Capital Group, Inc.	1,496	18,655
T. Rowe Price Group, Inc.	4,339	288,196
		1,104,594

Seasons Series Trust Large Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Machinery-Construction & Mining — 0.3%
Caterpillar, Inc.	5,779	$643,492
Joy Global, Inc.	1,756	173,510
		817,002
Machinery-Farming — 0.2%
Deere & Co.	7,054	683,462
Machinery-General Industrial — 0.0%
Roper Industries, Inc.	1,597	138,077
Machinery-Pumps — 0.0%
Flowserve Corp.	934	120,299
Medical Information Systems — 0.0%
Cerner Corp.†	1,201	133,551
Medical Instruments — 1.2%
Edwards Lifesciences Corp.†	1,924	167,388
Intuitive Surgical, Inc.†	651	217,083
Medtronic, Inc.	11,466	451,187
St. Jude Medical, Inc.	57,520	2,948,475
		3,784,133
Medical Labs & Testing Services — 0.1%
Laboratory Corp. of America Holdings†	1,675	154,318
Quest Diagnostics, Inc.	1,305	75,324
		229,642
Medical Products — 2.0%
Baxter International, Inc.	30,463	1,637,995
Becton, Dickinson and Co.	2,371	188,779
Hospira, Inc.†	2,792	154,118
Johnson & Johnson	57,563	3,410,608
Stryker Corp.	5,637	342,730
Varian Medical Systems, Inc.†	2,011	136,024
Zimmer Holdings, Inc.†	2,028	122,755
		5,993,009
Medical-Biomedical/Gene — 3.9%
Amgen, Inc.†	26,147	1,397,557
Biogen Idec, Inc.†	12,604	925,008
Celgene Corp.†	103,963	5,980,991
Gilead Sciences, Inc.†	46,980	1,993,831
Life Technologies Corp.†	3,016	158,099
Vertex Pharmaceuticals, Inc.†	28,227	1,352,920
		11,808,406
Medical-Drugs — 1.5%
Abbott Laboratories	25,927	1,271,719
Allergan, Inc.	5,121	363,693
Bristol-Myers Squibb Co.	15,401	407,049
Cephalon, Inc.†	507	38,421
Eli Lilly & Co.	17,067	600,246
Forest Laboratories, Inc.†	3,163	102,165
Merck & Co., Inc.	54,427	1,796,635
		4,579,928
Medical-Generic Drugs — 0.4%
Mylan, Inc.†	7,322	165,990
Teva Pharmaceutical Industries, Ltd. ADR	19,368	971,692
Watson Pharmaceuticals, Inc.†	2,108	118,069
		1,255,751

Security Description	Shares	Value (Note 3)
Medical-HMO — 0.1%
CIGNA Corp.	4,544	$201,208
Medical-Hospitals — 0.0%
Tenet Healthcare Corp.†	8,141	60,650
Medical-Wholesale Drug Distribution — 0.0%
AmerisourceBergen Corp.	2,342	92,650
Metal Processors & Fabrication — 0.7%
Precision Castparts Corp.	13,483	1,984,428
Metal-Copper — 0.3%
Freeport-McMoRan Copper & Gold, Inc.	15,857	880,856
Metal-Diversified — 1.6%
Ivanhoe Mines, Ltd.†	182,252	5,004,640
Metal-Iron — 0.1%
Cliffs Natural Resources, Inc.	2,269	222,997
Motorcycle/Motor Scooter — 0.0%
Harley-Davidson, Inc.	1,736	73,763
Multimedia — 1.5%
McGraw-Hill Cos., Inc.	2,929	115,403
News Corp., Class A	83,005	1,457,568
Viacom, Inc., Class B	45,710	2,126,429
Walt Disney Co.	17,180	740,286
		4,439,686
Networking Products — 1.5%
Cisco Systems, Inc.	252,431	4,329,192
Juniper Networks, Inc.†	8,962	377,121
		4,706,313
Non-Ferrous Metals — 0.0%
Titanium Metals Corp.†	634	11,780
Non-Hazardous Waste Disposal — 0.1%
Republic Services, Inc.	2,831	85,043
Waste Management, Inc.	3,107	116,016
		201,059
Office Supplies & Forms — 0.0%
Avery Dennison Corp.	680	28,533
Oil & Gas Drilling — 0.1%
Diamond Offshore Drilling, Inc.	1,165	90,521
Helmerich & Payne, Inc.	980	67,316
Noble Corp.	3,212	146,531
		304,368
Oil Companies-Exploration & Production — 2.1%
Anadarko Petroleum Corp.	2,993	245,187
Apache Corp.	3,142	411,351
Cabot Oil & Gas Corp.	751	39,780
Chesapeake Energy Corp.	4,187	140,348
Denbury Resources, Inc.†	6,718	163,919
Devon Energy Corp.	13,533	1,241,923
EOG Resources, Inc.	2,067	244,960
EQT Corp.	1,125	56,138
Newfield Exploration Co.†	2,251	171,099
Noble Energy, Inc.	1,325	128,061
Occidental Petroleum Corp.	18,070	1,888,134
Pioneer Natural Resources Co.	1,951	198,846
Range Resources Corp.	1,317	76,992
Southwestern Energy Co.†	29,634	1,273,373
		6,280,111

Seasons Series Trust Large Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Oil Companies-Integrated — 0.8%
BG Group PLC	47,078	$1,171,354
Murphy Oil Corp.	1,615	118,573
Petroleo Brasileiro SA ADR	27,240	1,101,313
Suncor Energy, Inc.	2,300	103,132
		2,494,372
Oil Field Machinery & Equipment — 0.3%
Cameron International Corp.†	4,100	234,110
FMC Technologies, Inc.†	2,013	190,188
National Oilwell Varco, Inc.	7,054	559,171
		983,469
Oil-Field Services — 3.1%
Baker Hughes, Inc.	3,201	235,049
Halliburton Co.	46,326	2,308,888
Schlumberger, Ltd.	74,826	6,978,273
		9,522,210
Pharmacy Services — 1.2%
Express Scripts, Inc.†	8,850	492,149
Medco Health Solutions, Inc.†	54,740	3,074,198
		3,566,347
Pipelines — 0.1%
El Paso Corp.	6,848	123,264
Spectra Energy Corp.	5,433	147,669
		270,933
Real Estate Investment Trusts — 0.6%
Apartment Investment & Management Co., Class A	1,069	27,227
AvalonBay Communities, Inc.	1,442	173,155
Boston Properties, Inc.	1,123	106,517
Equity Residential	4,925	277,819
HCP, Inc.	3,762	142,730
Health Care REIT, Inc.	1,269	66,546
Host Hotels & Resorts, Inc.	5,016	88,332
Kimco Realty Corp.	2,111	38,716
Plum Creek Timber Co., Inc.	1,247	54,382
Public Storage	1,405	155,829
Simon Property Group, Inc.	4,975	533,121
Ventas, Inc.	2,729	148,185
Vornado Realty Trust	1,260	110,250
		1,922,809
Real Estate Management/Services — 0.9%
CB Richard Ellis Group, Inc., Class A†	98,229	2,622,714
Real Estate Operations & Development — 0.3%
Hang Lung Properties, Ltd.	177,000	772,528
Retail-Apparel/Shoe — 1.0%
Abercrombie & Fitch Co., Class A	848	49,778
Gap, Inc.	4,092	92,725
Limited Brands, Inc.	80,116	2,634,214
Ross Stores, Inc.	1,995	141,884
Urban Outfitters, Inc.†	2,144	63,955
		2,982,556
Retail-Auto Parts — 0.1%
AutoZone, Inc.†	448	122,555
O'Reilly Automotive, Inc.†	2,364	135,835
		258,390

Security Description	Shares	Value (Note 3)
Retail-Automobile — 0.0%
CarMax, Inc.†	3,779	$121,306
Retail-Bedding — 0.4%
Bed Bath & Beyond, Inc.†	28,056	1,354,263
Retail-Building Products — 0.8%
Lowe's Cos., Inc.	97,199	2,568,970
Retail-Consumer Electronics — 0.0%
Best Buy Co., Inc.	3,124	89,721
Retail-Discount — 1.3%
Big Lots, Inc.†	721	31,313
Costco Wholesale Corp.	32,263	2,365,523
Family Dollar Stores, Inc.	2,117	108,645
Target Corp.	31,888	1,594,719
		4,100,200
Retail-Jewelry — 0.7%
Cie Financiere Richemont SA, Class A	36,407	2,102,767
Tiffany & Co.	2,118	130,130
		2,232,897
Retail-Major Department Stores — 0.2%
Nordstrom, Inc.	2,812	126,202
TJX Cos., Inc.	6,631	329,760
		455,962
Retail-Office Supplies — 0.7%
Staples, Inc.	109,980	2,135,812
Retail-Regional Department Stores — 0.1%
Kohl's Corp.	2,939	155,885
Macy's, Inc.	4,397	106,671
		262,556
Retail-Restaurants — 1.3%
Darden Restaurants, Inc.	2,313	113,638
McDonald's Corp.	32,231	2,452,457
Starbucks Corp.	12,498	461,801
Yum! Brands, Inc.	18,717	961,679
		3,989,575
Savings & Loans/Thrifts — 0.0%
Hudson City Bancorp, Inc.	4,853	46,977
Schools — 0.0%
Apollo Group, Inc., Class A†	2,062	86,006
DeVry, Inc.	1,032	56,832
		142,838
Semiconductor Components-Integrated Circuits — 0.1%
Analog Devices, Inc.	5,019	197,648
Linear Technology Corp.	3,801	127,828
		325,476
Semiconductor Equipment — 0.1%
Applied Materials, Inc.	8,621	134,660
KLA-Tencor Corp.	1,345	63,713
Novellus Systems, Inc.†	740	27,476
Teradyne, Inc.†	1,770	31,524
		257,373
Steel-Producers — 0.0%
United States Steel Corp.	578	31,177
Steel-Specialty — 0.0%
Allegheny Technologies, Inc.	661	44,763

Seasons Series Trust Large Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Telecom Equipment-Fiber Optics — 0.1%
Corning, Inc.	16,525	$340,911
JDS Uniphase Corp.†	3,757	78,296
		419,207
Telecommunication Equipment — 0.0%
Harris Corp.	1,179	58,478
Telephone-Integrated — 0.8%
AT&T, Inc.	41,595	1,272,807
CenturyLink, Inc.	2,560	106,368
Frontier Communications Corp.	7,825	64,321
Qwest Communications International, Inc.	29,196	199,409
Verizon Communications, Inc.	18,952	730,410
Windstream Corp.	5,069	65,238
		2,438,553
Tobacco — 0.8%
Altria Group, Inc.	12,267	319,310
Lorillard, Inc.	1,097	104,226
Philip Morris International, Inc.	30,107	1,975,923
Reynolds American, Inc.	2,889	102,646
		2,502,105
Tools-Hand Held — 0.0%
Snap-On, Inc.	439	26,366
Stanley Black & Decker, Inc.	1,401	107,317
		133,683
Toys — 0.1%
Hasbro, Inc.	2,296	107,545
Mattel, Inc.	3,680	91,742
		199,287
Transport-Rail — 0.3%
CSX Corp.	3,723	292,628
Norfolk Southern Corp.	2,446	169,434
Union Pacific Corp.	5,018	493,420
		955,482
Transport-Services — 2.1%
C.H. Robinson Worldwide, Inc.	30,882	2,289,282
Expeditors International of Washington, Inc.	1,991	99,829
United Parcel Service, Inc., Class B	55,199	4,102,390
		6,491,501
Vitamins & Nutrition Products — 0.6%
Mead Johnson Nutrition Co.	29,447	1,705,865
Web Hosting/Design — 0.4%
Equinix, Inc.†	14,604	1,330,424
Web Portals/ISP — 3.3%
Google, Inc., Class A†	15,649	9,173,600
Yahoo!, Inc.†	50,261	836,846
		10,010,446

Security Description	Shares/ Principal Amount	Value (Note 3)
Wireless Equipment — 4.3%
American Tower Corp., Class A†	61,722	$3,198,434
Crown Castle International Corp.†	84,776	3,607,219
QUALCOMM, Inc.	115,190	6,315,868
		13,121,521
Total Common Stock (cost $233,464,333)		294,344,841
EXCHANGE-TRADED FUNDS — 1.0%
iShares S&P 500 Growth Index Fund (cost $3,036,127)	45,400	3,118,980
Total Long-Term Investment Securities (cost $236,500,460)		297,463,821
SHORT-TERM INVESTMENT SECURITIES — 1.6%
U.S. Government Agencies — 1.6%
Federal Home Loan Bank Disc. Notes 0.00% due 04/01/11	$4,700,000	4,700,000
U.S. Government Treasuries — 0.0%
United States Treasury Bills 0.09% due 06/16/11(3)	61,000	60,990
Total Short-Term Investment Securities (cost $4,760,989)		4,760,990
REPURCHASE AGREEMENTS — 0.9%
Agreement with State Street Bank and Trust Co., bearing interest at 0.01%, dated 3/31/11, to be repurchased 04/01/11 in the amount of $2,297,001 and collateralized by $2,320,000 of United States Treasury Notes, bearing interest at 1.00% due 04/30/12 and having approximate value of $2,345,899	2,297,000	2,297,000
State Street Bank and Trust Co. Joint Repurchase Agreement(1)	315,000	315,000
Total Repurchase Agreements (cost $2,612,000)		2,612,000
TOTAL INVESTMENTS (cost $243,873,449)(2)	99.8%	304,836,811
Other assets less liabilities	0.2	758,808
NET ASSETS	100.0%	$305,595,619

†  Non-income producing security

(1)  See Note 3 for details of Joint Repurchase Agreements.

(2)  See Note 4 for cost of investments on a tax basis.

(3)  The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.

ADR — American Depository Receipt

Open Futures Contracts

Number of Contracts	Type	Description	Expiration Date	Value at Trade Date	Value as of March 31, 2011	Unrealized Appreciation (Depreciation)
4	Long	S&P 500 Citigroup Growth Index	June 2011	$662,620	$687,600	$24,980

Seasons Series Trust Large Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

The following is a summary of the inputs used to value the Portfolio's net assets as of March 31, 2011 (see Note 3):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets:
Long-Term Investment Securities:
Common Stock
Computers	$25,023,934	$—	$—	$25,023,934
Other Industries*	269,320,907	—	—	269,320,907
Exchange Traded Funds	3,118,980	—	—	3,118,980
Short-Term Investment Securities:
U.S. Government Agencies	—	4,700,000	—	4,700,000
U.S. Government Treasuries	—	60,990	—	60,990
Repurchase Agreements	—	2,612,000	—	2,612,000
Other Financial Instruments+
Open Futures Contracts - Appreciation	24,980	—	—	24,980
Total	$297,488,801	$7,372,990	$—	$304,861,791

*  Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

+  Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements

Seasons Series Trust Large Cap Value Portfolio

PORTFOLIO PROFILE — March 31, 2011 (unaudited)

Industry Allocation*
Oil Companies-Integrated	10.5%
Diversified Manufacturing Operations	7.8
Diversified Banking Institutions	7.8
Banks-Super Regional	5.1
Electric-Integrated	4.4
Medical-Drugs	3.8
Oil Companies-Exploration & Production	3.2
Telephone-Integrated	2.9
Multimedia	1.8
Insurance-Life/Health	1.5
Registered Investment Companies	1.5
Medical Products	1.5
Steel-Producers	1.5
Retail-Building Products	1.4
Investment Management/Advisor Services	1.3
Oil-Field Services	1.3
Electronic Components-Semiconductors	1.3
Insurance-Multi-line	1.3
Consumer Products-Misc.	1.2
Agricultural Chemicals	1.2
Food-Misc.	1.2
Chemicals-Diversified	1.2
Computers	1.1
Banks-Fiduciary	1.0
Medical-HMO	1.0
Cable/Satellite TV	1.0
Aerospace/Defense	0.9
Insurance Brokers	0.9
Banks-Commercial	0.8
Finance-Credit Card	0.8
Retail-Discount	0.8
Auto-Cars/Light Trucks	0.8
Insurance-Reinsurance	0.8
Cosmetics & Toiletries	0.8
Networking Products	0.8
Transport-Services	0.7
Applications Software	0.7
Exchange-Traded Funds	0.7
Tobacco	0.7
Medical-Biomedical/Gene	0.7
Paper & Related Products	0.7
Semiconductor Components-Integrated Circuits	0.7
Retail-Regional Department Stores	0.7
Oil & Gas Drilling	0.6
Medical-Generic Drugs	0.6
Television	0.6
Gas-Distribution	0.5
Real Estate Investment Trusts	0.5
Food-Confectionery	0.5
Auto-Heavy Duty Trucks	0.5
Medical-Hospitals	0.5
Retail-Office Supplies	0.5
Food-Wholesale/Distribution	0.5
Retail-Drug Store	0.4
Insurance-Property/Casualty	0.4
Tools-Hand Held	0.4
Home Decoration Products	0.4
Containers-Metal/Glass	0.4
Retail-Major Department Stores	0.4
Wireless Equipment	0.4
Repurchase Agreements	0.4
Brewery	0.4
Computer Services	0.4
Appliances	0.4
Finance-Other Services	0.4
Semiconductor Equipment	0.4
Pipelines	0.4
Telecommunication Equipment	0.3
Oil Refining & Marketing	0.3
Beverages-Non-alcoholic	0.3
Quarrying	0.3
Toys	0.3
Finance-Consumer Loans	0.3
Chemicals-Specialty	0.3
Electric Products-Misc.	0.3
Transport-Rail	0.2
Retail-Bedding	0.2
Agricultural Operations	0.2
Commercial Services-Finance	0.2
Medical-Wholesale Drug Distribution	0.2
Office Supplies & Forms	0.2
Motorcycle/Motor Scooter	0.2
Cellular Telecom	0.2
Distribution/Wholesale	0.2
Building Products-Wood	0.2
Machinery-Construction & Mining	0.2
Hotels/Motels	0.2
Auto/Truck Parts & Equipment-Original	0.2
Aerospace/Defense-Equipment	0.1
Medical Instruments	0.1
Food-Retail	0.1
Entertainment Software	0.1
Publishing-Newspapers	0.1
Office Automation & Equipment	0.1
Metal-Aluminum	0.1
Building-Residential/Commercial	0.1
Independent Power Producers	0.1
Non-Hazardous Waste Disposal	0.1
Building & Construction Products-Misc.	0.1
Finance-Investment Banker/Broker	0.1
E-Commerce/Services	0.1
Data Processing/Management	0.1
Engineering/R&D Services	0.1
Telecom Equipment-Fiber Optics	0.1
Web Portals/ISP	0.1
Industrial Gases	0.1
Casino Hotels	0.1
Instruments-Scientific	0.1
Professional Sports	0.1
Electronics-Military	0.1
99.9%

*  Calculated as a percentage of net assets

Seasons Series Trust Large Cap Value Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011

Security Description	Shares	Value (Note 3)
COMMON STOCK — 97.1%
Advertising Agencies — 0.0%
Omnicom Group, Inc.	1,867	$91,595
Aerospace/Defense — 0.9%
Boeing Co.	18,395	1,359,942
General Dynamics Corp.	2,837	217,201
Lockheed Martin Corp.	12,463	1,002,025
Northrop Grumman Corp.	5,039	315,996
Raytheon Co.	3,236	164,615
		3,059,779
Aerospace/Defense-Equipment — 0.1%
United Technologies Corp.	5,573	471,754
Agricultural Chemicals — 1.2%
CF Industries Holdings, Inc.	9,100	1,244,789
Monsanto Co.	20,378	1,472,514
Mosaic Co.	16,700	1,315,125
		4,032,428
Agricultural Operations — 0.2%
Archer-Daniels-Midland Co.	20,325	731,903
Airlines — 0.0%
Southwest Airlines Co.	6,337	80,036
Apparel Manufacturers — 0.0%
VF Corp.	629	61,975
Appliances — 0.4%
Whirlpool Corp.	14,116	1,204,942
Applications Software — 0.7%
Compuware Corp.†	1,325	15,304
Microsoft Corp.	91,700	2,325,512
		2,340,816
Audio/Video Products — 0.0%
Harman International Industries, Inc.	506	23,691
Auto-Cars/Light Trucks — 0.6%
Ford Motor Co.†	26,829	400,020
General Motors Co.†	47,300	1,467,719
		1,867,739
Auto-Heavy Duty Trucks — 0.5%
PACCAR, Inc.	29,502	1,544,430
Auto/Truck Parts & Equipment-Original — 0.2%
Johnson Controls, Inc.	11,717	487,076
Banks-Commercial — 0.8%
BB&T Corp.	62,416	1,713,319
First Horizon National Corp.	4,556	51,073
M&T Bank Corp.	2,080	184,018
Marshall & Ilsley Corp.	9,171	73,276
Regions Financial Corp.	74,558	541,291
Zions Bancorporation	3,166	73,008
		2,635,985
Banks-Fiduciary — 1.0%
Bank of New York Mellon Corp.	95,112	2,840,995
Northern Trust Corp.	2,722	138,142
State Street Corp.	8,687	390,394
		3,369,531
Banks-Super Regional — 5.1%
Capital One Financial Corp.	21,912	1,138,547
Comerica, Inc.	3,058	112,290

Security Description	Shares	Value (Note 3)
Banks-Super Regional (continued)
Fifth Third Bancorp	15,876	$220,359
Huntington Bancshares, Inc.	10,305	68,425
KeyCorp	59,798	531,006
PNC Financial Services Group, Inc.	58,391	3,678,049
SunTrust Banks, Inc.	37,768	1,089,229
US Bancorp	90,448	2,390,541
Wells Fargo & Co.	239,778	7,600,963
		16,829,409
Beverages-Non-alcoholic — 0.3%
PepsiCo, Inc.	15,600	1,004,796
Beverages-Wine/Spirits — 0.0%
Constellation Brands, Inc., Class A†	3,044	61,732
Brewery — 0.4%
Molson Coors Brewing Co., Class B	27,447	1,286,990
Building & Construction Products-Misc. — 0.1%
USG Corp.†	14,500	241,570
Building Products-Wood — 0.2%
Masco Corp.	46,895	652,778
Building-Residential/Commercial — 0.1%
D.R. Horton, Inc.	18,161	211,575
Lennar Corp., Class A	1,390	25,187
Pulte Group, Inc.†	5,815	43,031
		279,793
Cable/Satellite TV — 1.0%
Cablevision Systems Corp., Class A	22,900	792,569
Comcast Corp., Class A	91,850	2,270,532
Time Warner Cable, Inc.	2,079	148,316
		3,211,417
Casino Hotels — 0.1%
MGM Resorts International†	13,200	173,580
Casino Services — 0.0%
International Game Technology	2,946	47,814
Cellular Telecom — 0.2%
Sprint Nextel Corp.†	51,730	240,027
Vodafone Group PLC	155,117	439,200
		679,227
Chemicals-Diversified — 1.2%
Dow Chemical Co.	72,504	2,737,026
E.I. du Pont de Nemours & Co.	18,337	1,007,985
PPG Industries, Inc.	1,111	105,778
		3,850,789
Chemicals-Specialty — 0.3%
Eastman Chemical Co.	600	59,592
International Flavors & Fragrances, Inc.	12,500	778,750
		838,342
Coatings/Paint — 0.0%
Sherwin-Williams Co.	755	63,412
Commercial Services — 0.0%
Iron Mountain, Inc.	1,593	49,749
Quanta Services, Inc.†	3,728	83,619
		133,368

Seasons Series Trust Large Cap Value Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Commercial Services-Finance — 0.2%
Automatic Data Processing, Inc.	3,092	$158,650
Equifax, Inc.	849	32,984
H&R Block, Inc.	20,381	341,178
Moody's Corp.	1,588	53,849
Paychex, Inc.	2,394	75,076
Total System Services, Inc.	1,771	31,913
		693,650
Computer Services — 0.4%
Computer Sciences Corp.	24,883	1,212,549
Computers — 1.1%
Dell, Inc.†	63,951	927,929
Hewlett-Packard Co.	62,804	2,573,080
		3,501,009
Computers-Periphery Equipment — 0.0%
Lexmark International, Inc., Class A†	1,360	50,374
Consulting Services — 0.0%
SAIC, Inc.†	2,744	46,428
Consumer Products-Misc. — 1.2%
Clorox Co.	17,905	1,254,603
Fortune Brands, Inc.	25,184	1,558,638
Kimberly-Clark Corp.	19,028	1,241,958
		4,055,199
Containers-Metal/Glass — 0.4%
Owens-Illinois, Inc.†	2,832	85,498
Rexam PLC ADR	43,500	1,281,945
		1,367,443
Containers-Paper/Plastic — 0.0%
Bemis Co., Inc.	1,852	60,764
Sealed Air Corp.	2,756	73,475
		134,239
Cosmetics & Toiletries — 0.8%
Avon Products, Inc.	34,200	924,768
Procter & Gamble Co.	25,194	1,551,950
		2,476,718
Cruise Lines — 0.0%
Carnival Corp.	3,658	140,321
Data Processing/Management — 0.1%
Fidelity National Information Services, Inc.	4,606	150,570
Fiserv, Inc.†	1,087	68,177
		218,747
Dental Supplies & Equipment — 0.0%
DENTSPLY International, Inc.	959	35,473
Distribution/Wholesale — 0.2%
Genuine Parts Co.	12,427	666,584
Diversified Banking Institutions — 7.8%
Bank of America Corp.	519,185	6,920,736
Citigroup, Inc.†	502,642	2,221,678
Credit Suisse Group AG ADR	42,300	1,801,134
Goldman Sachs Group, Inc.	18,204	2,884,788
JPMorgan Chase & Co.	231,623	10,677,820
Morgan Stanley	39,338	1,074,714
		25,580,870

Security Description	Shares	Value (Note 3)
Diversified Manufacturing Operations — 7.8%
3M Co.	36,041	$3,369,834
Cooper Industries PLC	12,600	817,740
Danaher Corp.	3,647	189,279
Dover Corp.	1,484	97,558
Eaton Corp.	3,062	169,757
General Electric Co.	495,790	9,940,589
Harsco Corp.	39,800	1,404,542
Honeywell International, Inc.	26,783	1,599,213
Illinois Tool Works, Inc.	28,752	1,544,557
Ingersoll-Rand PLC	40,500	1,956,555
ITT Corp.	13,994	840,340
Leggett & Platt, Inc.	2,533	62,059
Parker Hannifin Corp.	1,148	108,693
Textron, Inc.	55,175	1,511,243
Tyco International, Ltd.	47,144	2,110,637
		25,722,596
Diversified Operations — 0.0%
Leucadia National Corp.	1,369	51,392
E-Commerce/Services — 0.1%
Expedia, Inc.	10,100	228,866
Electric Products-Misc. — 0.3%
Emerson Electric Co.	13,370	781,209
Molex, Inc.	1,505	37,806
		819,015
Electric-Generation — 0.0%
AES Corp.†	11,454	148,902
Electric-Integrated — 4.4%
Ameren Corp.	4,161	116,799
American Electric Power Co., Inc.	8,318	292,294
CMS Energy Corp.	4,362	85,670
Consolidated Edison, Inc.	5,051	256,187
Constellation Energy Group, Inc.	28,557	888,979
Dominion Resources, Inc.	5,727	255,997
DTE Energy Co.	2,931	143,502
Duke Energy Corp.	54,443	988,140
Edison International	37,036	1,355,147
Entergy Corp.	35,997	2,419,358
Exelon Corp.	40,950	1,688,778
FirstEnergy Corp.	18,735	694,881
Integrys Energy Group, Inc.	1,349	68,138
NextEra Energy, Inc.	7,282	401,384
Northeast Utilities	3,053	105,634
Pepco Holdings, Inc.	3,894	72,623
PG&E Corp.	6,855	302,854
Pinnacle West Capital Corp.	13,982	598,290
PPL Corp.	27,380	692,714
Progress Energy, Inc.	20,778	958,697
Public Service Enterprise Group, Inc.	8,754	275,839
SCANA Corp.	1,969	77,520
Southern Co.	8,923	340,056
TECO Energy, Inc.	15,317	287,347
Wisconsin Energy Corp.	2,184	66,612
Xcel Energy, Inc.	37,450	894,680
		14,328,120

Seasons Series Trust Large Cap Value Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Electronic Components-Misc. — 0.0%
Jabil Circuit, Inc.	3,392	$69,299
Electronic Components-Semiconductors — 1.3%
Intel Corp.	105,074	2,119,343
LSI Corp.†	6,074	41,303
MEMC Electronic Materials, Inc.†	3,984	51,633
National Semiconductor Corp.	2,127	30,501
NVIDIA Corp.†	4,322	79,784
Texas Instruments, Inc.	7,400	255,744
Xilinx, Inc.	52,100	1,708,880
		4,287,188
Electronic Forms — 0.0%
Adobe Systems, Inc.†	4,203	139,371
Electronics-Military — 0.1%
L-3 Communications Holdings, Inc.	1,958	153,331
Engineering/R&D Services — 0.1%
Fluor Corp.	1,313	96,716
Jacobs Engineering Group, Inc.†	2,186	112,426
		209,142
Enterprise Software/Service — 0.0%
CA, Inc.	2,184	52,809
Novell, Inc.†	6,082	36,066
		88,875
Entertainment Software — 0.1%
Electronic Arts, Inc.†	21,854	426,809
Finance-Consumer Loans — 0.3%
SLM Corp.†	55,615	850,910
Finance-Credit Card — 0.8%
American Express Co.	53,143	2,402,063
Discover Financial Services	9,432	227,500
		2,629,563
Finance-Investment Banker/Broker — 0.1%
Charles Schwab Corp.	9,503	171,339
E*Trade Financial Corp.†	3,827	59,816
		231,155
Finance-Other Services — 0.4%
CME Group, Inc.	1,159	349,497
NASDAQ OMX Group, Inc.†	2,591	66,951
NYSE Euronext	21,819	767,374
		1,183,822
Food-Confectionery — 0.5%
Hershey Co.	25,896	1,407,448
J.M. Smucker Co.	2,060	147,063
		1,554,511
Food-Dairy Products — 0.0%
Dean Foods Co.†	3,168	31,680
Food-Meat Products — 0.0%
Hormel Foods Corp.	934	26,003
Tyson Foods, Inc., Class A	5,159	99,001
		125,004
Food-Misc. — 1.2%
Campbell Soup Co.	19,184	635,182
ConAgra Foods, Inc.	34,237	813,129

Security Description	Shares	Value (Note 3)
Food-Misc. (continued)
General Mills, Inc.	34,670	$1,267,188
H.J. Heinz Co.	2,004	97,835
Kellogg Co.	1,700	91,766
Kraft Foods, Inc., Class A	15,732	493,356
McCormick & Co., Inc.	10,097	482,940
Sara Lee Corp.	5,061	89,428
		3,970,824
Food-Retail — 0.1%
Kroger Co.	11,001	263,694
Safeway, Inc.	6,370	149,950
SUPERVALU, Inc.	3,670	32,773
		446,417
Food-Wholesale/Distribution — 0.5%
Sysco Corp.	53,680	1,486,936
Gas-Distribution — 0.5%
CenterPoint Energy, Inc.	23,050	404,758
Nicor, Inc.	788	42,316
NiSource, Inc.	55,432	1,063,186
Sempra Energy	4,161	222,613
		1,732,873
Home Decoration Products — 0.4%
Newell Rubbermaid, Inc.	72,727	1,391,268
Hotel/Motels — 0.2%
Marriott International, Inc., Class A	14,904	530,284
Human Resources — 0.0%
Monster Worldwide, Inc.†	1,081	17,188
Robert Half International, Inc.	1,443	44,156
		61,344
Independent Power Producers — 0.1%
NRG Energy, Inc.†	12,082	260,246
Industrial Gases — 0.1%
Air Products & Chemicals, Inc.	1,673	150,871
Airgas, Inc.	441	29,291
		180,162
Instruments-Scientific — 0.1%
PerkinElmer, Inc.	883	23,196
Thermo Fisher Scientific, Inc.†	2,703	150,152
		173,348
Insurance Brokers — 0.9%
AON Corp.	5,762	305,155
Marsh & McLennan Cos., Inc.	88,912	2,650,467
		2,955,622
Insurance-Life/Health — 1.5%
Aflac, Inc.	3,172	167,418
Lincoln National Corp.	30,139	905,376
Principal Financial Group, Inc.	45,250	1,452,978
Prudential Financial, Inc.	8,407	517,703
Sun Life Financial, Inc.	20,100	631,743
Torchmark Corp.	1,348	89,615
Unum Group	44,857	1,177,496
		4,942,329
Insurance-Multi-line — 1.3%
ACE, Ltd.	19,505	1,261,973
Allstate Corp.	39,765	1,263,732

Seasons Series Trust Large Cap Value Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Insurance-Multi-line (continued)
American International Group, Inc.†(1)	2,485	$87,323
Assurant, Inc.	1,729	66,584
Cincinnati Financial Corp.	2,820	92,496
Genworth Financial, Inc., Class A†	8,475	114,073
Hartford Financial Services Group, Inc.	7,693	207,172
Loews Corp.	5,439	234,367
MetLife, Inc.	18,253	816,457
XL Group PLC	5,380	132,348
		4,276,525
Insurance-Property/Casualty — 0.4%
Chubb Corp.	12,407	760,673
Progressive Corp.	11,418	241,262
Travelers Cos., Inc.	7,457	443,543
		1,445,478
Insurance-Reinsurance — 0.8%
Berkshire Hathaway, Inc., Class B†	29,944	2,504,217
Internet Security — 0.0%
VeriSign, Inc.	1,350	48,884
Investment Management/Advisor Services — 1.3%
BlackRock, Inc.	6,763	1,359,430
Federated Investors, Inc., Class B	577	15,435
Franklin Resources, Inc.	903	112,947
Invesco, Ltd.	69,521	1,776,957
Janus Capital Group, Inc.	1,674	20,875
Legg Mason, Inc.	30,734	1,109,190
		4,394,834
Linen Supply & Related Items — 0.0%
Cintas Corp.	2,187	66,200
Machinery-Construction & Mining — 0.2%
Caterpillar, Inc.	5,083	565,992
Medical Instruments — 0.1%
Boston Scientific Corp.†	26,353	189,478
Medtronic, Inc.	6,660	262,071
		451,549
Medical Labs & Testing Services — 0.0%
Quest Diagnostics, Inc.	1,347	77,749
Medical Products — 1.5%
Baxter International, Inc.	28,408	1,527,498
Becton, Dickinson and Co.	1,377	109,637
CareFusion Corp.†	3,859	108,824
Covidien PLC	8,543	443,723
Johnson & Johnson	41,927	2,484,175
Zimmer Holdings, Inc.†	1,230	74,452
		4,748,309
Medical-Biomedical/Gene — 0.7%
Amgen, Inc.†	41,620	2,224,589
Medical-Drugs — 3.8%
Bristol-Myers Squibb Co.	42,647	1,127,160
Cephalon, Inc.†	786	59,563
Eli Lilly & Co.	14,600	513,482
Forest Laboratories, Inc.†	1,683	54,361
Merck & Co., Inc.	100,159	3,306,249
Pfizer, Inc.	359,178	7,294,905
		12,355,720

Security Description	Shares	Value (Note 3)
Medical-Generic Drugs — 0.6%
Teva Pharmaceutical Industries, Ltd. ADR	39,400	$1,976,698
Medical-HMO — 1.0%
Aetna, Inc.	6,651	248,947
Coventry Health Care, Inc.†	2,591	82,627
Humana, Inc.†	2,916	203,945
UnitedHealth Group, Inc.	51,920	2,346,784
WellPoint, Inc.	6,496	453,356
		3,335,659
Medical-Hospitals — 0.5%
HCA Holdings, Inc.†	44,425	1,504,675
Medical-Wholesale Drug Distribution — 0.2%
AmerisourceBergen Corp.	2,323	91,898
Cardinal Health, Inc.	6,050	248,836
McKesson Corp.	4,398	347,662
		688,396
Metal-Aluminum — 0.1%
Alcoa, Inc.	18,384	324,478
Motorcycle/Motor Scooter — 0.2%
Harley-Davidson, Inc.	16,082	683,324
Multimedia — 1.8%
McGraw-Hill Cos., Inc.	29,681	1,169,431
News Corp., Class A	16,593	291,373
Time Warner, Inc.	61,305	2,188,589
Walt Disney Co.	45,612	1,965,421
WPP PLC	26,668	328,770
		5,943,584
Networking Products — 0.8%
Cisco Systems, Inc.	144,121	2,471,675
Non-Ferrous Metals — 0.0%
Titanium Metals Corp.†	904	16,796
Non-Hazardous Waste Disposal — 0.1%
Republic Services, Inc.	2,392	71,856
Waste Management, Inc.	5,018	187,372
		259,228
Office Automation & Equipment — 0.1%
Pitney Bowes, Inc.	3,525	90,557
Xerox Corp.	24,209	257,826
		348,383
Office Supplies & Forms — 0.2%
Avery Dennison Corp.	16,346	685,878
Oil & Gas Drilling — 0.6%
Helmerich & Payne, Inc.	828	56,876
Nabors Industries, Ltd.†	4,950	150,381
Noble Corp.	36,947	1,685,522
Rowan Cos., Inc.†	2,185	96,533
		1,989,312
Oil Companies-Exploration & Production — 3.2%
Anadarko Petroleum Corp.	21,294	1,744,404
Apache Corp.	3,377	442,117
Cabot Oil & Gas Corp.	1,028	54,453
Chesapeake Energy Corp.	7,053	236,417
Devon Energy Corp.	4,654	427,098
EOG Resources, Inc.	2,506	296,986
EQT Corp.	1,419	70,808
Noble Energy, Inc.	1,672	161,599

Seasons Series Trust Large Cap Value Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Oil Companies-Exploration & Production (continued)
Occidental Petroleum Corp.	32,031	$3,346,919
Plains Exploration & Production Co.†	47,900	1,735,417
QEP Resources, Inc.	3,050	123,647
Range Resources Corp.	1,416	82,779
Southwestern Energy Co.†	39,600	1,701,612
		10,424,256
Oil Companies-Integrated — 10.5%
BP PLC ADR	17,404	768,213
Chevron Corp.	108,595	11,666,361
ConocoPhillips	50,732	4,051,457
Exxon Mobil Corp.	115,791	9,741,497
Hess Corp.	5,199	443,007
Marathon Oil Corp.	42,087	2,243,658
Murphy Oil Corp.	22,268	1,634,916
Royal Dutch Shell PLC ADR	52,900	3,854,294
		34,403,403
Oil Refining & Marketing — 0.3%
Sunoco, Inc.	14,187	646,786
Tesoro Corp.†	2,477	66,458
Valero Energy Corp.	9,843	293,518
		1,006,762
Oil-Field Services — 1.3%
Baker Hughes, Inc.	34,207	2,511,820
Halliburton Co.	7,584	377,987
Schlumberger, Ltd.	15,200	1,417,552
		4,307,359
Paper & Related Products — 0.7%
International Paper Co.	50,695	1,529,975
MeadWestvaco Corp.	22,613	685,852
		2,215,827
Pipelines — 0.4%
El Paso Corp.	5,120	92,160
Oneok, Inc.	1,851	123,795
Spectra Energy Corp.	23,785	646,476
Williams Cos., Inc.	10,141	316,197
		1,178,628
Printing-Commercial — 0.0%
R.R. Donnelley & Sons Co.	3,573	67,601
Professional Sports — 0.1%
Madison Square Garden, Inc.†	6,225	168,013
Publishing-Newspapers — 0.1%
Gannett Co., Inc.	4,146	63,144
New York Times Co., Class A†	34,100	322,927
Washington Post Co., Class B	92	40,255
		426,326
Quarrying — 0.3%
Vulcan Materials Co.	21,033	959,105
Real Estate Investment Trusts — 0.5%
Apartment Investment & Management Co., Class A	940	23,942
Boston Properties, Inc.	1,308	124,064
HCP, Inc.	3,052	115,793
Health Care REIT, Inc.	1,737	91,088
Host Hotels & Resorts, Inc.	6,592	116,085

Security Description	Shares	Value (Note 3)
Real Estate Investment Trusts (continued)
Kimco Realty Corp.	4,851	$88,967
Plum Creek Timber Co., Inc.	1,512	65,938
ProLogis	9,868	157,691
Public Storage	967	107,250
Vornado Realty Trust	1,527	133,613
Weyerhaeuser Co.	27,050	665,430
		1,689,861
Retail-Apparel/Shoe — 0.0%
Abercrombie & Fitch Co., Class A	634	37,216
Gap, Inc.	3,320	75,231
		112,447
Retail-Automobile — 0.0%
AutoNation, Inc.†	1,109	39,225
Retail-Bedding — 0.2%
Bed Bath & Beyond, Inc.†	15,700	757,839
Retail-Building Products — 1.4%
Home Depot, Inc.	71,350	2,644,231
Lowe's Cos., Inc.	74,973	1,981,536
		4,625,767
Retail-Computer Equipment — 0.0%
GameStop Corp., Class A†	2,619	58,980
Retail-Consumer Electronics — 0.0%
Best Buy Co., Inc.	2,434	69,905
RadioShack Corp.	1,830	27,468
		97,373
Retail-Discount — 0.8%
Big Lots, Inc.†	561	24,364
Costco Wholesale Corp.	7,551	553,639
Target Corp.	5,267	263,403
Wal-Mart Stores, Inc.	33,891	1,764,027
		2,605,433
Retail-Drug Store — 0.4%
CVS Caremark Corp.	23,668	812,286
Walgreen Co.	15,957	640,514
		1,452,800
Retail-Jewelry — 0.0%
Tiffany & Co.	1,200	73,728
Retail-Major Department Stores — 0.4%
J.C. Penney Co., Inc.	4,095	147,052
Nordstrom, Inc.	25,600	1,148,928
Sears Holdings Corp.†	754	62,318
		1,358,298
Retail-Office Supplies — 0.5%
Staples, Inc.	77,023	1,495,787
Retail-Regional Department Stores — 0.7%
Kohl's Corp.	31,123	1,650,764
Macy's, Inc.	19,783	479,936
		2,130,700
Rubber-Tires — 0.0%
Goodyear Tire & Rubber Co.†	4,203	62,961
Savings & Loans/Thrifts — 0.0%
Hudson City Bancorp, Inc.	4,100	39,688
People's United Financial, Inc.	6,262	78,776
		118,464

Seasons Series Trust Large Cap Value Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Semiconductor Components-Integrated Circuits — 0.7%
Analog Devices, Inc.	20,500	$807,290
Maxim Integrated Products, Inc.	53,300	1,364,480
		2,171,770
Semiconductor Equipment — 0.4%
Applied Materials, Inc.	67,623	1,056,271
KLA-Tencor Corp.	1,504	71,245
Novellus Systems, Inc.†	796	29,555
Teradyne, Inc.†	1,379	24,560
		1,181,631
Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc.†	839	34,819
Steel-Producers — 1.5%
AK Steel Holding Corp.	1,907	30,092
Nucor Corp.	66,665	3,067,923
Steel Dynamics, Inc.	82,400	1,546,648
United States Steel Corp.	1,890	101,947
		4,746,610
Steel-Specialty — 0.0%
Allegheny Technologies, Inc.	1,025	69,413
Telecom Equipment-Fiber Optics — 0.1%
Corning, Inc.	10,022	206,754
Telecommunication Equipment — 0.3%
Harris Corp.	22,096	1,095,962
Tellabs, Inc.	6,273	32,870
		1,128,832
Telephone-Integrated — 2.9%
AT&T, Inc.	206,630	6,322,878
CenturyLink, Inc.	5,152	214,066
Frontier Communications Corp.	9,111	74,892
Qwest Communications International, Inc.	111,300	760,179
Verizon Communications, Inc.	54,196	2,088,714
Windstream Corp.	3,490	44,916
		9,505,645
Television — 0.6%
CBS Corp., Class B	78,732	1,971,449
Tobacco — 0.7%
Altria Group, Inc.	23,523	612,304
Imperial Tobacco Group PLC ADR	22,900	1,423,464
Lorillard, Inc.	1,385	131,589
Reynolds American, Inc.	2,867	101,864
		2,269,221
Tools-Hand Held — 0.4%
Snap-On, Inc.	555	33,333
Stanley Black & Decker, Inc.	18,146	1,389,984
		1,423,317
Toys — 0.3%
Mattel, Inc.	37,232	928,194
Transport-Rail — 0.2%
CSX Corp.	2,563	201,452
Norfolk Southern Corp.	3,635	251,797
Union Pacific Corp.	3,313	325,767
		779,016

Security Description	Shares/ Principal Amount	Value (Note 3)
Transport-Services — 0.7%
Expeditors International of Washington, Inc.	1,615	$80,976
FedEx Corp.	5,450	509,847
Ryder System, Inc.	886	44,832
United Parcel Service, Inc., Class B	23,197	1,724,001
		2,359,656
Web Portals/ISP — 0.1%
Yahoo!, Inc.†	12,005	199,883
Wireless Equipment — 0.4%
Motorola Mobility Holdings, Inc.†	5,090	124,196
Motorola Solutions, Inc.†	5,825	260,319
Nokia Oyj ADR	112,700	959,077
		1,343,592
Total Common Stock (cost $284,894,349)		318,494,382
CONVERTIBLE PREFERRED STOCK — 0.2%
Auto-Cars/Light Trucks — 0.2%
General Motors Co. Series B 4.75% (cost $704,091)	14,000	674,800
EXCHANGE-TRADED FUNDS — 0.7%
iShares S&P 500 Value Index Fund (cost $2,227,246)	36,000	2,279,160
Total Long-Term Investment Securities (cost $287,825,686)		321,448,342
SHORT-TERM INVESTMENT SECURITIES — 1.5%
Registered Investment Companies — 1.5%
T.Rowe Price Reserve Investment Fund	4,748,455	4,748,455
U.S. Government Treasuries — 0.0%
United States Treasury Bills 0.10% due 06/16/11(4)	$60,000	59,990
Total Short-Term Investment Securities (cost $4,808,444)		4,808,445
REPURCHASE AGREEMENTS — 0.4%
Bank of America Joint Repurchase Agreement(2)	835,000	835,000
State Street Bank & Trust Co. Joint Repurchase Agreement(2)	290,000	290,000
UBS Securities LLC Joint Repurchase Agreement(2)	210,000	210,000
Total Repurchase Agreements (cost $1,335,000)		1,335,000
TOTAL INVESTMENTS (cost $293,969,130)(3)	99.9%	327,591,787
Other assets less liabilities	0.1	295,032
NET ASSETS	100.0%	$327,886,819

†  Non-income producing security

(1)  Security represents an investment in an affiliated company; see Note 9.

(2)  See Note 3 for details of Joint Repurchase Agreements.

(3)  See Note 4 for cost of investments on a tax basis.

(4)  The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.

Seasons Series Trust Large Cap Value Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

ADR — American Depository Receipt

Open Futures Contracts

Number of ContractsType		Description	Expiration Month	Value at Trade Date	Value as of March 31, 2011	Unrealized Appreciation (Depreciation)
4	Long	S&P 500 Citigroup Value Index	June 2011	$605,820	$624,300	$18,480

The following is a summary of the inputs used to value the Portfolio's net assets as of March 31, 2011 (see Note 3):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets:
Long-Term Investment Securities:
Common Stock
Banks - Super Regional	$16,829,409	$—	$—	$16,829,409
Diversified Banking Institutions	25,580,870	—	—	25,580,870
Diversified Manufactoring Operations	25,722,596	—	—	25,722,596
Oil Companies-Integrated	34,403,403	—	—	34,403,403
Other Industries*	215,958,104	—	—	215,958,104
Convertible Preferred Stock	674,800	—	—	674,800
Exchange Traded Funds	2,279,160	—	—	2,279,160
Short-Term Investment Securities:
Registered Investment Companies	—	4,748,455	—	4,748,455
U.S. Government Treasuries	—	59,990	—	59,990
Repurchase Agreements	—	1,335,000	—	1,335,000
Other Financial Instruments+
Open Futures Contracts - Appreciation	18,480	—	—	18,480
Total	$321,466,822	$6,143,445	$—	$327,610,267

*  Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

+  Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements

Seasons Series Trust Mid Cap Growth Portfolio

PORTFOLIO PROFILE — March 31, 2011 (unaudited)

Industry Allocation*
Electronic Components-Semiconductors	4.7%
Oil Companies-Exploration & Production	2.8
Commercial Services-Finance	2.4
Applications Software	2.3
Medical-Biomedical/Gene	2.2
E-Commerce/Services	2.1
Apparel Manufacturers	2.1
Semiconductor Components-Integrated Circuits	2.0
Retail-Apparel/Shoe	1.8
Engineering/R&D Services	1.7
Networking Products	1.5
Medical Instruments	1.4
Retail-Restaurants	1.4
Internet Infrastructure Software	1.3
Schools	1.3
Electronic Components-Misc.	1.2
Enterprise Software/Service	1.2
Machinery-General Industrial	1.2
Investment Management/Advisor Services	1.2
Distribution/Wholesale	1.2
Coffee	1.2
Chemicals-Specialty	1.2
Transport-Truck	1.1
Diversified Manufacturing Operations	1.1
Transport-Services	1.1
Coal	1.0
Oil Field Machinery & Equipment	1.0
Retail-Auto Parts	1.0
Hotels/Motels	0.9
Human Resources	0.9
Medical Products	0.9
Rental Auto/Equipment	0.9
Food-Retail	0.9
Repurchase Agreements	0.9
Retail-Discount	0.9
Wireless Equipment	0.8
Computers-Integrated Systems	0.8
Computers-Memory Devices	0.8
Electronic Measurement Instruments	0.8
Consulting Services	0.8
Medical-Wholesale Drug Distribution	0.8
Multimedia	0.8
Medical Information Systems	0.8
Engines-Internal Combustion	0.8
Exchange-Traded Funds	0.7
Oil & Gas Drilling	0.7
Medical Labs & Testing Services	0.7
Consumer Products-Misc.	0.7
Instruments-Scientific	0.6
Auto-Heavy Duty Trucks	0.6
Leisure Products	0.6
Home Furnishings	0.6
Pharmacy Services	0.6
Agricultural Chemicals	0.6
X-Ray Equipment	0.6
Semiconductor Equipment	0.6
Diagnostic Equipment	0.6
Private Corrections	0.6
Telecommunication Equipment	0.6
Medical-Drugs	0.6
Cosmetics & Toiletries	0.6
Machinery-Construction & Mining	0.6
Insurance Brokers	0.5
Retail-Jewelry	0.5
Computer Aided Design	0.5
Retail-Mail Order	0.5
Oil-Field Services	0.5
Airlines	0.5
Retail-Perfume & Cosmetics	0.5
Finance-Other Services	0.5
Food-Misc.	0.5
Telecom Equipment-Fiber Optics	0.5
Research & Development	0.5
Commercial Services	0.5
Broadcast Services/Program	0.5
Retail-Sporting Goods	0.5
Computer Services	0.4
Real Estate Management/Services	0.4
Aerospace/Defense	0.4
Electronic Design Automation	0.4
Finance-Investment Banker/Broker	0.4
Real Estate Investment Trusts	0.4
Lasers-System/Components	0.4
Filtration/Separation Products	0.4
Retail-Automobile	0.4
Retail-Bedding	0.4
Quarrying	0.4
Chemicals-Diversified	0.4
Banks-Commercial	0.4
Metal-Iron	0.4
Auto/Truck Parts & Equipment-Original	0.4
Toys	0.4
Industrial Automated/Robotic	0.3
Virtual Reality Products	0.3
Machinery-Pumps	0.3
Disposable Medical Products	0.3
Electronic Connectors	0.3
Casino Hotels	0.3
Energy-Alternate Sources	0.3
Medical-Hospitals	0.3
Data Processing/Management	0.3
Diagnostic Kits	0.3
Satellite Telecom	0.3
Dental Supplies & Equipment	0.3
Dialysis Centers	0.3
Computer Data Security	0.3
Aerospace/Defense-Equipment	0.3
Metal Processors & Fabrication	0.3
Internet Telephone	0.3
Heart Monitors	0.3
Non-Hazardous Waste Disposal	0.3
Steel-Producers	0.3
Electric Products-Misc.	0.2
Advertising Agencies	0.2
Specified Purpose Acquisitions	0.2
Food-Confectionery	0.2
Medical-Generic Drugs	0.2
Cellular Telecom	0.2
Building-Mobile Home/Manufactured Housing	0.2
Independent Power Producers	0.2

Seasons Series Trust Mid Cap Growth Portfolio

PORTFOLIO PROFILE — March 31, 2011 (unaudited) (continued)

Industry Allocation (continued)*
Coatings/Paint	0.2%
Cruise Lines	0.2
Soap & Cleaning Preparation	0.2
Decision Support Software	0.2
Industrial Gases	0.2
Industrial Audio & Video Products	0.2
Beverages-Wine/Spirits	0.2
Web Hosting/Design	0.2
Gold Mining	0.2
Investment Companies	0.2
Casino Services	0.2
Hazardous Waste Disposal	0.2
Beverages-Non-alcoholic	0.2
Web Portals/ISP	0.2
Printing-Commercial	0.2
Entertainment Software	0.2
Television	0.2
Transport-Rail	0.2
Retail-Major Department Stores	0.2
Paper & Related Products	0.2
Retail-Pet Food & Supplies	0.2
Insurance-Property/Casualty	0.2
Vitamins & Nutrition Products	0.2
Motorcycle/Motor Scooter	0.2
Power Converter/Supply Equipment	0.2
Insurance-Reinsurance	0.2
Internet Security	0.2
Building-Residential/Commercial	0.1
Transactional Software	0.1
Real Estate Operations & Development	0.1
Retail-Gardening Products	0.1
Retail-Regional Department Stores	0.1
Containers-Metal/Glass	0.1
Steel Pipe & Tube	0.1
Metal-Diversified	0.1
E-Commerce/Products	0.1
Medical-HMO	0.1
Respiratory Products	0.1
Therapeutics	0.1
Banks-Fiduciary	0.1
Telecom Services	0.1
Electronic Forms	0.1
Telephone-Integrated	0.1
Diversified Financial Services	0.1
Steel-Specialty	0.1
Professional Sports	0.1
Radio	0.1
Internet Content-Information/News	0.1
Instruments-Controls	0.1
Wire & Cable Products	0.1
Machine Tools & Related Products	0.1
Building Products-Cement	0.1
U.S. Government Treasuries	0.1
Machinery-Print Trade	0.1
Savings & Loans/Thrifts	0.1
Oil Companies-Integrated	0.1
Finance-Consumer Loans	0.1
Platinum	0.1
Auction Houses/Art Dealers	0.1
Office Automation & Equipment	0.1
Banks-Super Regional	0.1
Computers-Periphery Equipment	0.1
Insurance-Life/Health	0.1
Rubber-Tires	0.1
Tobacco	0.1
Water Treatment Systems	0.1
Retail-Office Supplies	0.1
100.8%

*  Calculated as a percentage of net assets

Seasons Series Trust Mid Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011

Security Description	Shares	Value (Note 3)
COMMON STOCK — 99.1%
Advertising Agencies — 0.2%
Interpublic Group of Cos., Inc.	7,924	$99,605
Omnicom Group, Inc.	3,100	152,086
		251,691
Advertising Sales — 0.0%
Lamar Advertising Co., Class A†	204	7,536
Aerospace/Defense — 0.4%
Embraer SA ADR	3,000	101,100
Rockwell Collins, Inc.	3,252	210,827
Spirit Aerosystems Holdings, Inc., Class A†	270	6,931
TransDigm Group, Inc.†	1,489	124,823
		443,681
Aerospace/Defense-Equipment — 0.3%
Alliant Techsystems, Inc.	505	35,688
Elbit Systems, Ltd.	1,000	55,170
Goodrich Corp.	2,162	184,916
		275,774
Agricultural Chemicals — 0.6%
CF Industries Holdings, Inc.	3,907	534,439
Intrepid Potash, Inc.†	2,000	69,640
		604,079
Airlines — 0.5%
AMR Corp.†	1,813	11,712
Copa Holdings SA, Class A	330	17,424
Delta Air Lines, Inc.†	13,482	132,124
Skywest, Inc.	5,500	93,060
Southwest Airlines Co.	12,443	157,155
United Continental Holdings, Inc.†	4,391	100,949
		512,424
Apparel Manufacturers — 2.1%
Coach, Inc.	17,256	898,002
Columbia Sportswear Co.	5,150	306,013
Hanesbrands, Inc.†	16,646	450,108
Polo Ralph Lauren Corp.	902	111,532
Under Armour, Inc., Class A†	5,250	357,263
		2,122,918
Appliances — 0.0%
Whirlpool Corp.	528	45,070
Applications Software — 2.3%
Check Point Software Technologies, Ltd.†	4,100	209,305
Citrix Systems, Inc.†	9,905	727,621
Compuware Corp.†	2,005	23,158
Emdeon, Inc., Class A†	440	7,088
Intuit, Inc.†	8,353	443,544
Nuance Communications, Inc.†	16,957	331,679
Red Hat, Inc.†	6,264	284,323
Salesforce.com, Inc.†	2,756	368,147
		2,394,865
Auction Houses/Art Dealers — 0.1%
KAR Auction Services, Inc.†	68	1,043
Ritchie Bros. Auctioneers, Inc.	2,200	61,930
		62,973

Security Description	Shares	Value (Note 3)
Audio/Video Products — 0.0%
Harman International Industries, Inc.	543	$25,423
Auto-Cars/Light Trucks — 0.0%
Tesla Motors, Inc.†	180	4,986
Auto-Heavy Duty Trucks — 0.6%
Navistar International Corp.†	7,446	516,231
Oshkosh Corp.†	1,475	52,186
PACCAR, Inc.	1,600	83,760
		652,177
Auto/Truck Parts & Equipment-Original — 0.4%
Autoliv, Inc.	478	35,482
BorgWarner, Inc.†	1,668	132,923
Federal-Mogul Corp.†	76	1,892
Lear Corp.	514	25,119
TRW Automotive Holdings Corp.†	874	48,140
WABCO Holdings, Inc.†	2,031	125,191
		368,747
Banks-Commercial — 0.4%
Bank of Hawaii Corp.	260	12,433
City National Corp.	1,000	57,050
First Horizon National Corp.	5,154	57,777
Popular, Inc.†	17,466	50,826
Regions Financial Corp.	7,100	51,546
SVB Financial Group†	1,100	62,623
TCF Financial Corp.	3,900	61,854
Zions Bancorporation	2,200	50,732
		404,841
Banks-Fiduciary — 0.1%
Northern Trust Corp.	2,300	116,725
Banks-Super Regional — 0.1%
Fifth Third Bancorp	4,200	58,296
Beverages-Non-alcoholic — 0.2%
Coca-Cola Enterprises, Inc.	3,359	91,701
Dr Pepper Snapple Group, Inc.	1,144	42,511
Hansen Natural Corp.†	892	53,725
		187,937
Beverages-Wine/Spirits — 0.2%
Brown-Forman Corp., Class B	3,031	207,017
Broadcast Services/Program — 0.5%
Discovery Communications, Inc., Class A†	3,368	134,383
Discovery Communications, Inc., Class C†	6,400	225,344
Liberty Media Corp.-Starz, Series A†	700	54,320
Scripps Networks Interactive Inc., Class A	1,444	72,330
		486,377
Building & Construction Products-Misc. — 0.0%
Armstrong World Industries, Inc.	28	1,296
Owens Corning†	1,043	37,538
USG Corp.†	466	7,763
		46,597
Building Products-Air & Heating — 0.0%
Lennox International, Inc.	772	40,592

Seasons Series Trust Mid Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Building Products-Cement — 0.1%
Eagle Materials, Inc.	689	$20,849
Martin Marietta Materials, Inc.	730	65,459
		86,308
Building Products-Wood — 0.0%
Masco Corp.	1,691	23,539
Building-Heavy Construction — 0.0%
Chicago Bridge & Iron Co.	650	26,429
Building-Mobile Home/Manufactured Housing — 0.2%
Thor Industries, Inc.	7,065	235,759
Building-Residential/Commercial — 0.1%
NVR, Inc.†	94	71,064
Toll Brothers, Inc.†	4,000	79,080
		150,144
Casino Hotels — 0.3%
MGM Resorts International†	812	10,678
Wynn Resorts, Ltd.	2,421	308,072
		318,750
Casino Services — 0.2%
Bally Technologies, Inc.†	908	34,368
International Game Technology	9,871	160,206
		194,574
Cellular Telecom — 0.2%
MetroPCS Communications, Inc.†	1,927	31,294
NII Holdings, Inc.†	4,925	205,225
		236,519
Chemicals-Diversified — 0.4%
Celanese Corp., Series A	2,526	112,079
FMC Corp.	800	67,944
PPG Industries, Inc.	449	42,749
Sociedad Quimica y Minera de Chile SA ADR	3,300	182,358
		405,130
Chemicals-Specialty — 1.2%
Albemarle Corp.	2,493	149,007
Ashland, Inc.	118	6,816
Eastman Chemical Co.	236	23,439
Ecolab, Inc.	5,005	255,355
International Flavors & Fragrances, Inc.	1,284	79,993
Lubrizol Corp.	1,043	139,720
Methanex Corp.	11,400	356,022
Sigma-Aldrich Corp.	2,820	179,465
		1,189,817
Coal — 1.0%
Alpha Natural Resources, Inc.†	272	16,149
Arch Coal, Inc.	5,724	206,293
Consol Energy, Inc.	8,641	463,417
Peabody Energy Corp.	1,800	129,528
Walter Energy, Inc.	1,889	255,827
		1,071,214
Coatings/Paint — 0.2%
RPM International, Inc.	1,026	24,347
Sherwin-Williams Co.	2,315	194,437

Security Description	Shares	Value (Note 3)
Coatings/Paint (continued)
Valspar Corp.	169	$6,608
		225,392
Coffee — 1.2%
Green Mountain Coffee Roasters, Inc.†	18,439	1,191,344
Commercial Services — 0.5%
Alliance Data Systems Corp.†	860	73,865
Iron Mountain, Inc.	4,925	153,808
Quanta Services, Inc.†	2,700	60,561
Weight Watchers International, Inc.	2,905	203,641
		491,875
Commercial Services-Finance — 2.4%
Equifax, Inc.	1,400	54,390
Global Payments, Inc.	3,010	147,249
Green Dot Corp., Class A†	2,665	114,355
H&R Block, Inc.	2,096	35,087
Lender Processing Services, Inc.	1,460	46,997
Moody's Corp.	8,311	281,826
Morningstar, Inc.	346	20,199
Paychex, Inc.	10,602	332,479
SEI Investments Co.	17,688	422,389
Verisk Analytics, Inc., Class A†	4,056	132,875
Western Union Co.	42,937	891,802
		2,479,648
Computer Aided Design — 0.5%
ANSYS, Inc.†	4,061	220,065
Autodesk, Inc.†	7,317	322,753
		542,818
Computer Data Security — 0.3%
Fortinet, Inc.†	6,400	281,600
Computer Services — 0.4%
Cognizant Technology Solutions Corp., Class A†	3,860	314,204
Computer Sciences Corp.	800	38,984
DST Systems, Inc.	584	30,847
IHS, Inc., Class A†	781	69,314
		453,349
Computers-Integrated Systems — 0.8%
Diebold, Inc.	239	8,475
MICROS Systems, Inc.†	3,189	157,632
NCR Corp.†	2,636	49,662
Teradata Corp.†	12,712	644,499
		860,268
Computers-Memory Devices — 0.8%
NetApp, Inc.†	9,659	465,371
SanDisk Corp.†	3,722	171,547
Seagate Technology PLC†	12,854	185,097
Western Digital Corp.†	863	32,181
		854,196
Computers-Periphery Equipment — 0.1%
Logitech International SA†	3,200	58,016
Consulting Services — 0.8%
Booz Allen Hamilton Holding Corp.†	177	3,188

Seasons Series Trust Mid Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Consulting Services (continued)
Corporate Executive Board Co.	1,500	$60,555
FTI Consulting, Inc.†	589	22,576
Gartner, Inc.†	8,365	348,570
Genpact, Ltd.†	21,711	314,375
SAIC, Inc.†	4,581	77,510
Towers Watson & Co., Class A	110	6,101
		832,875
Consumer Products-Misc. — 0.7%
Clorox Co.	3,566	249,870
Fortune Brands, Inc.	285	17,639
Jarden Corp.	8,780	312,304
Scotts Miracle-Gro Co., Class A	756	43,734
Tupperware Brands Corp.	1,014	60,546
		684,093
Containers-Metal/Glass — 0.1%
Ball Corp.	558	20,004
Crown Holdings, Inc.†	2,605	100,501
Owens-Illinois, Inc.†	787	23,760
		144,265
Containers-Paper/Plastic — 0.0%
Temple-Inland, Inc.	336	7,862
Cosmetics & Toiletries — 0.6%
Alberto-Culver Co.	322	12,001
Avon Products, Inc.	14,602	394,838
Estee Lauder Cos., Inc., Class A	1,788	172,292
		579,131
Cruise Lines — 0.2%
Royal Caribbean Cruises, Ltd.†	5,443	224,578
Data Processing/Management — 0.3%
Broadridge Financial Solutions, Inc.	1,888	42,839
Dun & Bradstreet Corp.	1,412	113,299
Fidelity National Information Services, Inc.	1,222	39,947
Fiserv, Inc.†	1,647	103,300
		299,385
Decision Support Software — 0.2%
MSCI, Inc., Class A†	5,865	215,949
Dental Supplies & Equipment — 0.3%
DENTSPLY International, Inc.	4,889	180,844
Patterson Cos., Inc.	3,436	110,605
		291,449
Diagnostic Equipment — 0.6%
Gen-Probe, Inc.†	8,993	596,686
Diagnostic Kits — 0.3%
Alere, Inc.†	414	16,204
IDEXX Laboratories, Inc.†	2,928	226,100
QIAGEN NV†	2,800	56,140
		298,444
Dialysis Centers — 0.3%
DaVita, Inc.†	3,371	288,254
Disposable Medical Products — 0.3%
C.R. Bard, Inc.	3,406	338,250

Security Description	Shares	Value (Note 3)
Distribution/Wholesale — 1.2%
Fastenal Co.	4,855	$314,750
Fossil, Inc.†	1,903	178,216
Ingram Micro, Inc., Class A†	153	3,217
LKQ Corp.†	15,041	362,488
WESCO International, Inc.†	232	14,500
WW Grainger, Inc.	2,356	324,374
		1,197,545
Diversified Financial Services — 0.1%
CBOE Holdings, Inc.	3,793	109,883
Diversified Manufacturing Operations — 1.1%
Carlisle Cos., Inc.	73	3,252
Cooper Industries PLC	5,814	377,329
Dover Corp.	1,911	125,629
Eaton Corp.	1,408	78,060
Harsco Corp.	1,702	60,064
Ingersoll-Rand PLC	5,590	270,053
Leggett & Platt, Inc.	1,443	35,353
Parker Hannifin Corp.	731	69,211
Pentair, Inc.	847	32,008
SPX Corp.	163	12,941
Textron, Inc.	2,255	61,764
		1,125,664
E-Commerce/Products — 0.1%
Shutterfly, Inc.†	2,600	136,136
E-Commerce/Services — 2.1%
Ctrip.com International, Ltd. ADR†	2,800	116,172
Expedia, Inc.	4,288	97,166
IAC/InterActive Corp.†	475	14,673
Liberty Media Corp. - Interactive, Class A†	12,800	205,312
NetFlix, Inc.†	2,076	492,697
priceline.com, Inc.†	2,518	1,275,216
		2,201,236
Electric Products-Misc. — 0.2%
AMETEK, Inc.	5,784	253,744
Electric-Transmission — 0.0%
ITC Holdings Corp.	704	49,210
Electronic Components-Misc. — 1.2%
AAC Acoustic Technologies Holdings, Inc.	68,000	183,582
AVX Corp.	62	924
Garmin, Ltd.	116	3,928
Gentex Corp.	16,638	503,300
Jabil Circuit, Inc.	27,766	567,259
		1,258,993
Electronic Components-Semiconductors — 4.7%
Advanced Micro Devices, Inc.†	3,788	32,577
Altera Corp.	9,787	430,824
ARM Holdings PLC ADR	3,200	90,144
Avago Technologies, Ltd.	1,694	52,683
Broadcom Corp., Class A†	9,120	359,146
Cavium Networks, Inc.†	9,000	404,370
Cree, Inc.†	2,926	135,064
Fairchild Semiconductor International, Inc.†	3,300	60,060
GT Solar International, Inc.†	8,900	94,874

Seasons Series Trust Mid Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Electronic Components-Semiconductors (continued)
Intersil Corp., Class A	4,314	$53,709
MEMC Electronic Materials, Inc.†	4,773	61,858
Microchip Technology, Inc.	6,539	248,547
National Semiconductor Corp.	11,933	171,119
NVIDIA Corp.†	37,256	687,746
ON Semiconductor Corp.†	13,307	131,340
PMC - Sierra, Inc.†	205	1,537
QLogic Corp.†	6,734	124,916
Rambus, Inc.†	1,629	32,254
Rovi Corp.†	5,027	269,699
Silicon Laboratories, Inc.†	3,558	153,741
Skyworks Solutions, Inc.†	25,419	824,084
Xilinx, Inc.	11,406	374,117
		4,794,409
Electronic Connectors — 0.3%
Amphenol Corp., Class A	5,823	316,713
Thomas & Betts Corp.†	155	9,218
		325,931
Electronic Design Automation — 0.4%
Cadence Design Systems, Inc.†	44,794	436,742
Synopsys, Inc.†	157	4,341
		441,083
Electronic Forms — 0.1%
Adobe Systems, Inc.†	3,400	112,744
Electronic Measurement Instruments — 0.8%
Agilent Technologies, Inc.†	5,637	252,425
FLIR Systems, Inc.	2,469	85,452
Itron, Inc.†	1,314	74,162
National Instruments Corp.	3,601	118,005
Trimble Navigation, Ltd.†	6,348	320,828
		850,872
Electronic Parts Distribution — 0.0%
Arrow Electronics, Inc.†	213	8,920
Energy-Alternate Sources — 0.3%
Covanta Holding Corp.	127	2,169
First Solar, Inc.†	1,900	305,596
		307,765
Engineering/R&D Services — 1.7%
Aecom Technology Corp.†	18,277	506,821
Fluor Corp.	6,731	495,806
Foster Wheeler AG†	11,300	425,106
Jacobs Engineering Group, Inc.†	1,210	62,230
KBR, Inc.	148	5,590
McDermott International, Inc.†	8,538	216,780
Shaw Group, Inc.†	802	28,399
		1,740,732
Engines-Internal Combustion — 0.8%
Cummins, Inc.	7,147	783,454
Enterprise Software/Service — 1.2%
BMC Software, Inc.†	6,054	301,126
CA, Inc.	7,746	187,298
Concur Technologies, Inc.†	9,050	501,823

Security Description	Shares	Value (Note 3)
Enterprise Software/Service (continued)
Informatica Corp.†	4,479	$233,938
		1,224,185
Entertainment Software — 0.2%
Electronic Arts, Inc.†	8,700	169,911
Filtration/Separation Products — 0.4%
CLARCOR, Inc.	1,200	53,916
Donaldson Co., Inc.	2,843	174,248
Pall Corp.	3,489	201,001
		429,165
Finance-Consumer Loans — 0.1%
SLM Corp.†	5,000	76,500
Finance-Investment Banker/Broker — 0.4%
Greenhill & Co., Inc.	485	31,908
Interactive Brokers Group, Inc., Class A	178	2,829
Lazard, Ltd., Class A	4,474	186,029
LPL Investment Holdings, Inc.†	62	2,220
TD Ameritrade Holding Corp.	10,361	216,234
		439,220
Finance-Other Services — 0.5%
Higher One Holdings, Inc.†	4,331	62,583
IntercontinentalExchange, Inc.†	2,802	346,159
NASDAQ OMX Group, Inc.†	189	4,884
NYSE Euronext	2,629	92,462
		506,088
Food-Baking — 0.0%
Flowers Foods, Inc.	439	11,954
Food-Confectionery — 0.2%
Hershey Co.	3,350	182,072
J.M. Smucker Co.	800	57,112
		239,184
Food-Misc. — 0.5%
Campbell Soup Co.	3,477	115,124
ConAgra Foods, Inc.	759	18,026
H.J. Heinz Co.	2,098	102,424
McCormick & Co., Inc.	2,860	136,794
Sara Lee Corp.	7,204	127,295
		499,663
Food-Retail — 0.9%
Fresh Market, Inc.†	5,300	200,022
Whole Foods Market, Inc.	10,467	689,775
		889,797
Funeral Services & Related Items — 0.0%
Hillenbrand, Inc.	979	21,049
Garden Products — 0.0%
Toro Co.	514	34,037
Gold Mining — 0.2%
Agnico-Eagle Mines, Ltd.	1,000	66,350
Eldorado Gold Corp.	7,800	126,828
Royal Gold, Inc.	141	7,388
		200,566
Hazardous Waste Disposal — 0.2%
Stericycle, Inc.†	2,172	192,591

Seasons Series Trust Mid Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Heart Monitors — 0.3%
HeartWare International, Inc.†	3,000	$256,590
Home Furnishings — 0.6%
Tempur-Pedic International, Inc.†	12,109	613,442
Hospital Beds/Equipment — 0.0%
Hill-Rom Holdings, Inc.	876	33,271
Kinetic Concepts, Inc.†	93	5,061
		38,332
Hotels/Motels — 0.9%
Choice Hotels International, Inc.	3,333	129,487
Hyatt Hotels Corp., Class A†	1,100	47,344
Marriott International, Inc., Class A	10,355	368,431
Starwood Hotels & Resorts Worldwide, Inc.	7,063	410,502
		955,764
Human Resources — 0.9%
Emergency Medical Services Corp., Class A†	488	31,032
Manpower, Inc.	5,850	367,848
Monster Worldwide, Inc.†	1,055	16,775
Robert Half International, Inc.	5,419	165,821
SuccessFactors, Inc.†	9,300	363,537
		945,013
Independent Power Producers — 0.2%
Calpine Corp.†	10,578	167,873
NRG Energy, Inc.†	2,700	58,158
Ormat Technologies, Inc.	169	4,281
		230,312
Industrial Audio & Video Products — 0.2%
Dolby Laboratories, Inc., Class A†	4,251	209,192
Industrial Automated/Robotic — 0.3%
Rockwell Automation, Inc.	3,708	350,962
Industrial Gases — 0.2%
Air Products & Chemicals, Inc.	1,400	126,252
Airgas, Inc.	1,309	86,944
		213,196
Instruments-Controls — 0.1%
Mettler-Toledo International, Inc.†	541	93,052
Instruments-Scientific — 0.6%
PerkinElmer, Inc.	844	22,172
Waters Corp.†	7,361	639,671
		661,843
Insurance Brokers — 0.5%
AON Corp.	946	50,100
Arthur J. Gallagher & Co.	439	13,350
Brown & Brown, Inc.	8,856	228,485
Erie Indemnity Co., Class A	326	23,182
Marsh & McLennan Cos., Inc.	8,092	241,222
		556,339
Insurance-Life/Health — 0.1%
Principal Financial Group, Inc.	1,800	57,798

Security Description	Shares	Value (Note 3)
Insurance-Multi-line — 0.0%
Genworth Financial, Inc., Class A†	1,328	$17,875
Hartford Financial Services Group, Inc.	629	16,939
		34,814
Insurance-Property/Casualty — 0.2%
Arch Capital Group, Ltd.†	649	64,374
HCC Insurance Holdings, Inc.	1,800	56,358
WR Berkley Corp.	1,300	41,873
		162,605
Insurance-Reinsurance — 0.2%
Axis Capital Holdings, Ltd.	2,322	81,084
Endurance Specialty Holdings, Ltd.	61	2,978
RenaissanceRe Holdings, Ltd.	1,000	68,990
Validus Holdings, Ltd.	119	3,967
		157,019
Internet Content-Information/News — 0.1%
WebMD Health Corp.†	1,949	104,116
Internet Infrastructure Software — 1.3%
Akamai Technologies, Inc.†	15,739	598,082
F5 Networks, Inc.†	1,898	194,678
TIBCO Software, Inc.†	21,250	579,062
		1,371,822
Internet Security — 0.2%
VeriSign, Inc.	4,270	154,617
Internet Telephone — 0.3%
BroadSoft, Inc.†	5,665	270,164
Investment Companies — 0.2%
Vallar PLC†	9,805	197,401
Investment Management/Advisor Services — 1.2%
Affiliated Managers Group, Inc.†	824	90,121
Ameriprise Financial, Inc.	826	50,452
Eaton Vance Corp.	5,493	177,094
Federated Investors, Inc., Class B	962	25,733
Invesco, Ltd.	16,740	427,874
Janus Capital Group, Inc.	4,482	55,891
T. Rowe Price Group, Inc.	4,204	279,230
Waddell & Reed Financial, Inc., Class A	2,682	108,916
		1,215,311
Lasers-System/Components — 0.4%
Cymer, Inc.†	6,400	362,112
II-VI, Inc.†	1,400	69,650
		431,762
Leisure Products — 0.6%
Brunswick Corp.	19,800	503,514
WMS Industries, Inc.†	3,456	122,170
		625,684
Machine Tools & Related Products — 0.1%
Kennametal, Inc.	1,006	39,234
Lincoln Electric Holdings, Inc.	679	51,550
		90,784

Seasons Series Trust Mid Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Machinery-Construction & Mining — 0.6%
Bucyrus International, Inc.	1,216	$111,203
Joy Global, Inc.	4,066	401,762
Terex Corp.†	1,500	55,560
		568,525
Machinery-Electrical — 0.0%
Regal-Beloit Corp.	531	39,204
Machinery-Farming — 0.0%
CNH Global NV†	74	3,593
Machinery-General Industrial — 1.2%
Babcock & Wilcox Co.†	5,401	180,285
FLSmidth & Co. A/S	4,782	407,377
Gardner Denver, Inc.	793	61,878
IDEX Corp.	2,451	106,986
Manitowoc Co., Inc.	2,160	47,261
Roper Industries, Inc.	3,324	287,393
Wabtec Corp.	1,926	130,641
		1,221,821
Machinery-Print Trade — 0.1%
Zebra Technologies Corp., Class A†	2,014	79,029
Machinery-Pumps — 0.3%
Flowserve Corp.	1,569	202,087
Graco, Inc.	2,996	136,288
		338,375
Medical Information Systems — 0.8%
Allscripts Healthcare Solutions, Inc.†	25,253	530,060
Cerner Corp.†	2,318	257,762
		787,822
Medical Instruments — 1.4%
Arthrocare Corp.†	700	23,338
Bruker Corp.†	3,600	75,060
Edwards Lifesciences Corp.†	10,029	872,523
Intuitive Surgical, Inc.†	935	311,785
Techne Corp.	1,408	100,813
Thoratec Corp.†	2,707	70,192
		1,453,711
Medical Labs & Testing Services — 0.7%
Covance, Inc.†	1,870	102,327
Laboratory Corp. of America Holdings†	3,694	340,328
Quest Diagnostics, Inc.	4,443	256,450
		699,105
Medical Products — 0.9%
American Medical Systems Holdings, Inc.†	2,600	56,264
CareFusion Corp.†	665	18,753
Cooper Cos., Inc.	146	10,140
Henry Schein, Inc.†	3,474	243,771
Hospira, Inc.†	2,672	147,494
Teleflex, Inc.	105	6,088
Varian Medical Systems, Inc.†	3,508	237,281
Zimmer Holdings, Inc.†	800	48,424
Zoll Medical Corp.†	3,800	170,278
		938,493

Security Description	Shares	Value (Note 3)
Medical-Biomedical/Gene — 2.2%
Alexion Pharmaceuticals, Inc.†	3,155	$311,335
Amylin Pharmaceuticals, Inc.†	6,423	73,029
Charles River Laboratories International, Inc.†	1,832	70,312
Dendreon Corp.†	4,948	185,204
Human Genome Sciences, Inc.†	7,216	198,079
Illumina, Inc.†	4,175	292,542
Life Technologies Corp.†	5,397	282,911
Myriad Genetics, Inc.†	3,978	80,157
Regeneron Pharmaceuticals, Inc.†	7,953	357,408
Sequenom, Inc.†	1,768	11,191
Talecris Biotherapeutics Holdings Corp.†	804	21,547
United Therapeutics Corp.†	793	53,147
Vertex Pharmaceuticals, Inc.†	6,235	298,844
		2,235,706
Medical-Drugs — 0.6%
Auxilium Pharmaceuticals, Inc.†	9,500	203,965
Cephalon, Inc.†	900	68,202
Salix Pharmaceuticals, Ltd.†	5,370	188,111
Valeant Pharmaceuticals International, Inc.	2,400	119,544
		579,822
Medical-Generic Drugs — 0.2%
Mylan, Inc.†	5,912	134,025
Perrigo Co.	1,304	103,694
		237,719
Medical-HMO — 0.1%
CIGNA Corp.	1,700	75,276
Humana, Inc.†	800	55,952
		131,228
Medical-Hospitals — 0.3%
Community Health Systems, Inc.†	3,381	135,206
Health Management Associates, Inc., Class A†	4,121	44,919
Tenet Healthcare Corp.†	5,749	42,830
Universal Health Services, Inc., Class B	1,602	79,155
		302,110
Medical-Outpatient/Home Medical — 0.0%
Lincare Holdings, Inc.	1,585	47,011
Medical-Wholesale Drug Distribution — 0.8%
AmerisourceBergen Corp.	11,658	461,190
Cardinal Health, Inc.	8,200	337,266
		798,456
Metal Processors & Fabrication — 0.3%
Precision Castparts Corp.	1,500	220,770
Timken Co.	1,016	53,137
		273,907
Metal-Diversified — 0.1%
HudBay Minerals, Inc.	8,400	137,004
Metal-Iron — 0.4%
Cliffs Natural Resources, Inc.	3,990	392,137

Seasons Series Trust Mid Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Motion Pictures & Services — 0.0%
DreamWorks Animation SKG, Inc., Class A†	1,221	$34,103
Motorcycle/Motor Scooter — 0.2%
Harley-Davidson, Inc.	3,807	161,759
Multimedia — 0.8%
Demand Media, Inc.†	10,300	242,565
FactSet Research Systems, Inc.	1,803	188,828
McGraw-Hill Cos., Inc.	9,082	357,831
Meredith Corp.	258	8,751
		797,975
Networking Products — 1.5%
Acme Packet, Inc.†	6,250	443,500
Atheros Communications, Inc.†	1,115	49,785
Juniper Networks, Inc.†	4,500	189,360
Polycom, Inc.†	16,070	833,229
		1,515,874
Non-Ferrous Metals — 0.0%
Titanium Metals Corp.†	1,405	26,105
Non-Hazardous Waste Disposal — 0.3%
Republic Services, Inc.	5,066	152,183
Waste Connections, Inc.	3,612	103,989
		256,172
Office Automation & Equipment — 0.1%
Pitney Bowes, Inc.	2,385	61,271
Office Supplies & Forms — 0.0%
Avery Dennison Corp.	106	4,448
Oil & Gas Drilling — 0.7%
Atwood Oceanics, Inc.†	191	8,868
Diamond Offshore Drilling, Inc.	1,656	128,671
Ensco PLC ADR	5,500	318,120
Karoon Gas Australia, Ltd.†	11,936	88,397
Nabors Industries, Ltd.†	3,917	118,999
Pride International, Inc.†	1,107	47,546
Rowan Cos., Inc.†	268	11,840
		722,441
Oil Companies-Exploration & Production — 2.8%
Cabot Oil & Gas Corp.	6,900	365,493
Cimarex Energy Co.	2,260	260,442
Cobalt International Energy, Inc.†	5,900	99,179
Concho Resources, Inc.†	3,865	414,715
Continental Resources, Inc.†	2,273	162,451
EQT Corp.	2,239	111,726
EXCO Resources, Inc.	2,414	49,873
Forest Oil Corp.†	2,290	86,631
Newfield Exploration Co.†	800	60,808
Petrohawk Energy Corp.†	3,449	84,639
QEP Resources, Inc.	1,700	68,918
Quicksilver Resources, Inc.†	123	1,760
Range Resources Corp.	5,776	337,665
SandRidge Energy, Inc.†	3,473	44,454
SM Energy Co.	1,580	117,220
Southwestern Energy Co.†	10,100	433,997

Security Description	Shares	Value (Note 3)
Oil Companies-Exploration & Production (continued)
Ultra Petroleum Corp.†	4,451	$219,212
Whiting Petroleum Corp.†	140	10,283
		2,929,466
Oil Companies-Integrated — 0.1%
Murphy Oil Corp.	1,060	77,825
Oil Field Machinery & Equipment — 1.0%
Cameron International Corp.†	5,959	340,259
Dresser-Rand Group, Inc.†	2,400	128,688
Dril-Quip, Inc.†	800	63,224
FMC Technologies, Inc.†	5,069	478,919
		1,011,090
Oil Refining & Marketing — 0.0%
Holly Corp.	495	30,076
Oil-Field Services — 0.5%
Core Laboratories NV	2,219	226,715
Exterran Holdings, Inc.†	110	2,610
Oceaneering International, Inc.†	1,400	125,230
Oil States International, Inc.†	53	4,036
Superior Energy Services, Inc.†	95	3,895
Tetra Technologies, Inc.†	2,700	41,580
Weatherford International, Ltd.†	4,824	109,022
		513,088
Paper & Related Products — 0.2%
International Paper Co.	5,463	164,873
Patient Monitoring Equipment — 0.0%
Masimo Corp.	1,500	49,650
Pharmacy Services — 0.6%
Omnicare, Inc.	199	5,968
SXC Health Solutions Corp.†	10,947	599,896
		605,864
Physicians Practice Management — 0.0%
Mednax, Inc.†	730	48,625
Pipelines — 0.0%
El Paso Corp.	2,131	38,358
Platinum — 0.1%
Stillwater Mining Co.†	3,200	73,376
Power Converter/Supply Equipment — 0.2%
Hubbell, Inc., Class B	2,085	148,098
SunPower Corp., Class A†	643	11,021
		159,119
Printing-Commercial — 0.2%
American Reprographics Co.†	7,800	80,730
R.R. Donnelley & Sons Co.	184	3,481
VistaPrint NV†	1,819	94,406
		178,617
Private Corrections — 0.6%
Corrections Corp. of America†	12,256	299,046
Geo Group, Inc.†	11,300	289,732
		588,778
Professional Sports — 0.1%
Madison Square Garden, Inc.†	3,953	106,691
Publishing-Books — 0.0%
John Wiley & Sons, Inc., Class A	686	34,876

Seasons Series Trust Mid Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Publishing-Periodicals — 0.0%
Nielsen Holdings NV†	440	$12,016
Quarrying — 0.4%
Compass Minerals International, Inc.	3,222	301,354
Vulcan Materials Co.	2,400	109,440
		410,794
Racetracks — 0.0%
International Speedway Corp., Class A	176	5,245
Radio — 0.1%
Sirius XM Radio, Inc.†	62,850	104,331
Real Estate Investment Trusts — 0.4%
AMB Property Corp.	264	9,496
Apartment Investment & Management Co., Class A	899	22,898
Digital Realty Trust, Inc.	1,388	80,698
Equity Residential	306	17,261
Essex Property Trust, Inc.	205	25,420
Federal Realty Investment Trust	601	49,018
General Growth Properties, Inc.†	5,423	83,948
Plum Creek Timber Co., Inc.	1,136	49,541
ProLogis	595	9,508
Rayonier, Inc.	377	23,491
UDR, Inc.	203	4,947
Ventas, Inc.	701	38,064
Vornado Realty Trust	227	19,863
		434,153
Real Estate Management/Services — 0.4%
CB Richard Ellis Group, Inc., Class A†	4,614	123,194
Jones Lang LaSalle, Inc.	3,274	326,549
		449,743
Real Estate Operations & Development — 0.1%
Forest City Enterprises, Inc., Class A†	4,600	86,618
Howard Hughes Corp.†	382	26,984
St. Joe Co.†	1,369	34,321
		147,923
Rental Auto/Equipment — 0.9%
Aaron's, Inc.	685	17,372
Hertz Global Holdings, Inc.†	9,317	145,625
Localiza Rent a Car SA†	23,560	378,080
United Rentals, Inc.†	10,600	352,768
		893,845
Research & Development — 0.5%
Pharmaceutical Product Development, Inc.	17,784	492,795
Respiratory Products — 0.1%
ResMed, Inc.†	4,248	127,440
Retail-Apparel/Shoe — 1.8%
Abercrombie & Fitch Co., Class A	6,979	409,667
Aeropostale, Inc.†	1,445	35,143
American Eagle Outfitters, Inc.	815	12,950
Chico's FAS, Inc.	7,538	112,316
Gap, Inc.	2,500	56,650
Guess?, Inc.	1,063	41,829

Security Description	Shares	Value (Note 3)
Retail-Apparel/Shoe (continued)
Limited Brands, Inc.	4,321	$142,075
Men's Wearhouse, Inc.	2,050	55,473
Phillips-Van Heusen Corp.	902	58,657
Ross Stores, Inc.	10,019	712,551
Urban Outfitters, Inc.†	6,059	180,740
		1,818,051
Retail-Auto Parts — 1.0%
Advance Auto Parts, Inc.	7,367	483,422
AutoZone, Inc.†	801	219,122
O'Reilly Automotive, Inc.†	5,139	295,287
		997,831
Retail-Automobile — 0.4%
AutoNation, Inc.†	378	13,370
CarMax, Inc.†	9,819	315,190
Copart, Inc.†	2,253	97,622
		426,182
Retail-Bedding — 0.4%
Bed Bath & Beyond, Inc.†	8,763	422,990
Retail-Catalog Shopping — 0.0%
MSC Industrial Direct Co., Class A	696	47,655
Retail-Discount — 0.9%
Big Lots, Inc.†	9,306	404,160
BJ's Wholesale Club, Inc.†	75	3,661
Dollar General Corp.†	3,951	123,864
Dollar Tree, Inc.†	4,511	250,451
Family Dollar Stores, Inc.	2,036	104,487
		886,623
Retail-Gardening Products — 0.1%
Tractor Supply Co.	2,467	147,675
Retail-Jewelry — 0.5%
Pandora A/S	5,113	260,937
Tiffany & Co.	4,746	291,594
		552,531
Retail-Mail Order — 0.5%
Williams-Sonoma, Inc.	12,743	516,091
Retail-Major Department Stores — 0.2%
J.C. Penney Co., Inc.	1,264	45,390
Nordstrom, Inc.	2,696	120,997
		166,387
Retail-Office Supplies — 0.1%
Office Depot, Inc.†	469	2,171
Staples, Inc.	2,700	52,434
		54,605
Retail-Perfume & Cosmetics — 0.5%
SA SA International Holdings, Ltd.	308,000	157,196
Ulta Salon Cosmetics & Fragrance, Inc.†	7,300	351,349
		508,545
Retail-Pet Food & Supplies — 0.2%
PetSmart, Inc.	4,011	164,250

Seasons Series Trust Mid Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Retail-Regional Department Stores — 0.1%
Kohl's Corp.	2,400	$127,296
Macy's, Inc.	705	17,103
		144,399
Retail-Restaurants — 1.4%
Brinker International, Inc.	1,324	33,497
Cheesecake Factory, Inc.†	10,130	304,812
Chipotle Mexican Grill, Inc.†	1,009	274,821
Darden Restaurants, Inc.	2,271	111,574
Domino's Pizza UK & IRL PLC	50,851	349,060
Panera Bread Co., Class A†	1,565	198,755
Tim Hortons, Inc.	2,500	113,275
Wendy's/Arby's Group, Inc., Class A	2,132	10,724
		1,396,518
Retail-Sporting Goods — 0.5%
Dick's Sporting Goods, Inc.†	12,033	481,079
Retirement/Aged Care — 0.0%
Brookdale Senior Living, Inc.†	198	5,544
Rubber-Tires — 0.1%
Goodyear Tire & Rubber Co.†	3,806	57,014
Satellite Telecom — 0.3%
DigitalGlobe, Inc.†	10,500	294,315
Savings & Loans/Thrifts — 0.1%
BankUnited, Inc.†	2,500	71,775
Capitol Federal Financial, Inc.	52	586
Hudson City Bancorp, Inc.	669	6,476
		78,837
Schools — 1.3%
Anhanguera Educacional Participacoes SA	14,650	358,746
Apollo Group, Inc., Class A†	1,961	81,793
Career Education Corp.†	970	22,038
DeVry, Inc.	1,020	56,172
Education Management Corp.†	381	7,978
Estacio Participacoes SA	25,400	412,275
ITT Educational Services, Inc.†	465	33,550
New Oriental Education & Technology Group ADR†	600	60,042
Strayer Education, Inc.	623	81,295
Xueda Education Group ADR†	20,200	193,112
		1,307,001
Semiconductor Components-Integrated Circuits — 2.0%
Analog Devices, Inc.	9,640	379,623
Atmel Corp.†	6,617	90,190
Cypress Semiconductor Corp.†	19,166	371,437
Linear Technology Corp.	8,837	297,188
Marvell Technology Group, Ltd.†	20,647	321,061
Maxim Integrated Products, Inc.	7,648	195,789
NXP Semiconductor NV†	10,800	323,622
TriQuint Semiconductor, Inc.†	6,600	85,206
		2,064,116
Semiconductor Equipment — 0.6%
KLA-Tencor Corp.	1,458	69,065
Lam Research Corp.†	5,350	303,131
Novellus Systems, Inc.†	1,315	48,826

Security Description	Shares	Value (Note 3)
Semiconductor Equipment (continued)
Teradyne, Inc.†	2,876	$51,222
Varian Semiconductor Equipment Associates, Inc.†	2,593	126,201
		598,445
Soap & Cleaning Preparation — 0.2%
Church & Dwight Co., Inc.	2,756	218,661
Specified Purpose Acquisitions — 0.2%
Justice Holdings, Ltd.†	15,616	247,380
Steel Pipe & Tube — 0.1%
Valmont Industries, Inc.	1,366	142,569
Steel-Producers — 0.3%
AK Steel Holding Corp.	276	4,355
Carpenter Technology Corp.	3,123	133,383
Reliance Steel & Aluminum Co.	141	8,147
Schnitzer Steel Industries, Inc., Class A	75	4,876
United States Steel Corp.	1,942	104,752
		255,513
Steel-Specialty — 0.1%
Allegheny Technologies, Inc.	1,590	107,675
Telecom Equipment-Fiber Optics — 0.5%
Ciena Corp.†	5,022	130,371
Finisar Corp.†	9,900	243,540
JDS Uniphase Corp.†	5,968	124,373
		498,284
Telecom Services — 0.1%
Amdocs, Ltd.†	857	24,725
Clearwire Corp., Class A†	1,956	10,934
NeuStar, Inc., Class A†	1,204	30,798
tw telecom, Inc.†	2,420	46,464
		112,921
Telecommunication Equipment — 0.6%
ADTRAN, Inc.	11,400	484,044
Harris Corp.	2,094	103,862
		587,906
Telephone-Integrated — 0.1%
Frontier Communications Corp.	6,224	51,161
Level 3 Communications, Inc.†	10,788	15,859
Windstream Corp.	3,361	43,256
		110,276
Television — 0.2%
CBS Corp., Class B	1,328	33,253
Central European Media Enterprises, Ltd., Class A†	2,200	46,420
CTC Media, Inc.	3,800	89,566
		169,239
Textile-Home Furnishings — 0.0%
Mohawk Industries, Inc.†	113	6,910
Theaters — 0.0%
Regal Entertainment Group, Class A	314	4,239

Seasons Series Trust Mid Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Therapeutics — 0.1%
BioMarin Pharmaceutical, Inc.†	3,574	$89,815
Warner Chilcott PLC, Class A	1,482	34,501
		124,316
Tobacco — 0.1%
Lorillard, Inc.	600	57,006
Toys — 0.4%
Hasbro, Inc.	1,964	91,994
Mattel, Inc.	11,094	276,573
		368,567
Transactional Software — 0.1%
Solera Holdings, Inc.	2,920	149,212
Transport-Equipment & Leasing — 0.0%
GATX Corp.	216	8,351
Transport-Marine — 0.0%
Frontline, Ltd.	716	17,735
Kirby Corp.†	59	3,380
		21,115
Transport-Rail — 0.2%
Kansas City Southern†	3,062	166,726
Transport-Services — 1.1%
C.H. Robinson Worldwide, Inc.	5,791	429,287
Expeditors International of Washington, Inc.	12,540	628,756
Ryder System, Inc.	439	22,213
UTi Worldwide, Inc.	1,401	28,356
		1,108,612
Transport-Truck — 1.1%
Con-way, Inc.	7,673	301,472
J.B. Hunt Transport Services, Inc.	8,764	398,061
Landstar System, Inc.	3,928	179,431
Swift Transporation Co.†	19,500	286,650
		1,165,614
Veterinary Diagnostics — 0.0%
VCA Antech, Inc.†	1,414	35,605
Virtual Reality Products — 0.3%
RealD, Inc.†	12,600	344,736
Vitamins & Nutrition Products — 0.2%
Herbalife, Ltd.	967	78,675
Mead Johnson Nutrition Co.	1,446	83,767
		162,442
Water Treatment Systems — 0.1%
Nalco Holding Co.	2,061	56,286
Web Hosting/Design — 0.2%
Equinix, Inc.†	1,423	129,635
Rackspace Hosting, Inc.†	1,800	77,130
		206,765
Web Portals/ISP — 0.2%
SINA Corp.†	1,700	181,968
Wire & Cable Products — 0.1%
General Cable Corp.†	2,115	91,579

Security Description	Shares/ Principal Amount	Value (Note 3)
Wireless Equipment — 0.8%
Aruba Networks, Inc.†	12,550	$424,692
Crown Castle International Corp.†	4,689	199,517
SBA Communications Corp., Class A†	5,985	237,485
		861,694
X-Ray Equipment — 0.6%
Hologic, Inc.†	27,200	603,840
Total Common Stock (cost $76,887,167)		101,975,075
EXCHANGE-TRADED FUNDS — 0.7%
iShares Russell Midcap Growth Index Fund (cost $2,198,690)	12,000	730,920
RIGHTS — 0.0%
Medical-Drugs — 0.0%
Fresenius Kabi Pharmaceuticals Holding, Inc. Expires 12/31/10†(4)(5) (cost $574)	574	0
Total Long-Term Investment Securities (cost $79,086,431)		102,705,995
SHORT-TERM INVESTMENT SECURITIES — 0.1%
Registered Investment Companies — 0.0%
T. Rowe Price Reserve Investment Fund	6,580	6,580
U.S. Government Treasuries — 0.1%
United States Treasury Bills 0.09% due 06/16/11(1)	$80,000	79,987
Total Short-Term Investment Securities (cost $86,566)		86,567
REPURCHASE AGREEMENTS — 0.9%
Bank of America Joint Repurchase Agreement(2)	275,000	275,000
State Street Bank & Trust Co. Joint Repurchase Agreement(2)	542,000	542,000
UBS Securities LLC Joint Repurchase Agreement(2)	70,000	70,000
Total Repurchase Agreements (cost $887,000)		887,000
TOTAL INVESTMENTS (cost $80,059,997)(3)	100.8%	103,679,562
Liabilities in excess of other assets	(0.8)	(768,855)
NET ASSETS	100.0%	$102,910,707

†  Non-income producing security

(1)  The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts

(2)  See Note 3 for details of Joint Repurchase Agreements.

(3)  See Note 4 for cost of investments on a tax basis.

(4)  Illiquid security. At March 31, 2011, the aggregate value of these securities was $0 representing 0% of net assets.

(5)  Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 3.

ADR — American Depository Receipt

Seasons Series Trust Mid Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Open Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Value at Trade Date	Value as of March 31, 2011	Unrealized Appreciation (Depreciation)
7	Long	S&P Midcap 400 E-Mini Index	June 2011	$657,208	$691,110	$33,902

The following is a summary of the inputs used to value the Portfolio's net assets as of March 31, 2011 (see Note 3):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets:
Long-Term Investment Securities:
Common Stock	$101,975,075	$—	$—	$101,975,075
Exchange Traded Funds	730,920	—	—	730,920
Rights	—	—	0	0
Short-Term Investment Securities:
Registered Investment Companies	—	6,580	—	6,580
U.S. Government Treasuries	—	79,987	—	79,987
Repurchase Agreements	—	887,000	—	887,000
Other Financial Instruments+
Open Futures Contracts - Appreciation	33,902	—	—	33,902
Total	$102,739,897	$973,567	$0	$103,713,464

+  Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Rights
Balance as of 3/31/2010	$—
Accrued discounts/premiums	—
Realized gain(loss)	—
Change in unrealized appreciation(depreciation)(1)	—
Net purchases(sales)	—
Transfers in and/or out of Level 3(2)	0
Balance as of 3/31/2011	$0

(1)  The total change in unrealized appreciation(depreciation) included in the statement of operations attributable to level 3 investments still held at March 31, 2011 includes:

Rights
$—

(2)  The Fund's policy is to recognize transfers in and transfers out as of the end of the reporting period.

See Notes to Financial Statements

Seasons Series Trust Mid Cap Value Portfolio

PORTFOLIO PROFILE — March 31, 2011 (unaudited)

Industry Allocation*
Electric-Integrated	6.0%
Real Estate Investment Trusts	5.9
Oil Companies-Exploration & Production	5.0
Diversified Manufacturing Operations	4.7
Banks-Commercial	4.4
Repurchase Agreements	2.9
Banks-Super Regional	2.2
Investment Management/Advisor Services	2.1
Insurance-Multi-line	2.0
Advertising Agencies	1.8
Insurance-Life/Health	1.8
Oil-Field Services	1.8
Auto/Truck Parts & Equipment-Original	1.5
Insurance-Reinsurance	1.5
Electronic Components-Semiconductors	1.3
Telephone-Integrated	1.3
Chemicals-Diversified	1.3
Medical-HMO	1.2
Gas-Distribution	1.2
Finance-Investment Banker/Broker	1.2
Chemicals-Specialty	1.2
Pipelines	1.2
Medical-Generic Drugs	1.1
Coal	1.1
Insurance-Property/Casualty	1.1
Oil & Gas Drilling	1.0
Medical Instruments	1.0
Food-Misc.	0.9
Broadcast Services/Program	0.9
Hospital Beds/Equipment	0.9
Insurance Brokers	0.9
Agricultural Operations	0.8
Consumer Products-Misc.	0.8
Food-Confectionery	0.8
Containers-Metal/Glass	0.8
Oil Refining & Marketing	0.8
Data Processing/Management	0.8
Exchange-Traded Funds	0.8
Gold Mining	0.7
Airlines	0.7
Non-Hazardous Waste Disposal	0.7
Cable/Satellite TV	0.7
Steel-Producers	0.7
Containers-Paper/Plastic	0.7
E-Commerce/Services	0.7
Therapeutics	0.7
Engineering/R&D Services	0.6
Aerospace/Defense	0.6
Applications Software	0.6
Finance-Consumer Loans	0.6
Cellular Telecom	0.6
Medical Products	0.6
Commercial Services-Finance	0.6
Television	0.5
Transport-Rail	0.5
Oil Field Machinery & Equipment	0.5
Computers-Integrated Systems	0.5
Home Decoration Products	0.5
Retail-Home Furnishings	0.5
Hotels/Motels	0.5
Finance-Other Services	0.5
Building Products-Wood	0.4
Medical-Wholesale Drug Distribution	0.4
Electronic Components-Misc.	0.4
Building-Residential/Commercial	0.4
Medical-Hospitals	0.4
Batteries/Battery Systems	0.4
X-Ray Equipment	0.4
Toys	0.4
Aerospace/Defense-Equipment	0.4
Retail-Regional Department Stores	0.4
Oil Companies-Integrated	0.4
Transport-Marine	0.4
Electric Products-Misc.	0.4
Electronic Forms	0.4
Medical-Biomedical/Gene	0.4
Multimedia	0.3
Telecom Services	0.3
Retail-Apparel/Shoe	0.3
Filtration/Separation Products	0.3
Cruise Lines	0.3
Savings & Loans/Thrifts	0.3
Wire & Cable Products	0.3
Beverages-Non-alcoholic	0.3
Enterprise Software/Service	0.3
Dental Supplies & Equipment	0.3
Medical-Drugs	0.3
Machine Tools & Related Products	0.3
Electronic Connectors	0.3
Computer Aided Design	0.3
Retail-Pet Food & Supplies	0.2
Apparel Manufacturers	0.2
Auto-Heavy Duty Trucks	0.2
Industrial Gases	0.2
Office Automation & Equipment	0.2
Tools-Hand Held	0.2
Physical Therapy/Rehabilitation Centers	0.2
Textile-Home Furnishings	0.2
Tobacco	0.2
Transactional Software	0.2
Metal-Iron	0.2
Distribution/Wholesale	0.2
Transport-Services	0.2
Finance-Credit Card	0.2
Food-Meat Products	0.2
Platinum	0.2
Networking Products	0.2
Paper & Related Products	0.2
Electronic Parts Distribution	0.2
Metal Processors & Fabrication	0.2
Independent Power Producers	0.2
Food-Retail	0.2
Semiconductor Components-Integrated Circuits	0.1
Vitamins & Nutrition Products	0.1
Retail-Major Department Stores	0.1
Electric-Generation	0.1
Electronics-Military	0.1
Computers-Memory Devices	0.1
Entertainment Software	0.1
Water	0.1

Seasons Series Trust Mid Cap Value Portfolio

PORTFOLIO PROFILE — March 31, 2011 (unaudited) (continued)

Industry Allocation (continued)*
Coatings/Paint	0.1%
Semiconductor Equipment	0.1
Non-Ferrous Metals	0.1
Computer Services	0.1
Publishing-Newspapers	0.1
Diversified Operations	0.1
Beverages-Wine/Spirits	0.1
Brewery	0.1
Human Resources	0.1
Machinery-Farming	0.1
Commercial Services	0.1
Quarrying	0.1
Consulting Services	0.1
Office Supplies & Forms	0.1
Machinery-General Industrial	0.1
Financial Guarantee Insurance	0.1
Agricultural Chemicals	0.1
Machinery-Construction & Mining	0.1
Linen Supply & Related Items	0.1
Retail-Jewelry	0.1
Electronic Design Automation	0.1
Printing-Commercial	0.1
Appliances	0.1
Power Converter/Supply Equipment	0.1
Electronic Measurement Instruments	0.1
Investment Companies	0.1
Retail-Computer Equipment	0.1
Miscellaneous Manufacturing	0.1
U.S. Government Treasury	0.1
100.1%

*  Calculated as a percentage of net assets

Seasons Series Trust Mid Cap Value Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011

Security Description	Shares	Value (Note 3)
COMMON STOCK — 96.3%
Advertising Agencies — 1.8%
Interpublic Group of Cos., Inc.	147,400	$1,852,818
Omnicom Group, Inc.	28,500	1,398,210
		3,251,028
Advertising Sales — 0.0%
Clear Channel Outdoor Holdings, Inc., Class A†	982	14,288
Lamar Advertising Co., Class A†	1,128	41,668
		55,956
Aerospace/Defense — 0.6%
Rockwell Collins, Inc.	12,487	809,532
Spirit Aerosystems Holdings, Inc., Class A†	11,639	298,773
		1,108,305
Aerospace/Defense-Equipment — 0.4%
Alliant Techsystems, Inc.	58	4,099
BE Aerospace, Inc.†	14,289	507,688
Goodrich Corp.	2,277	194,752
		706,539
Agricultural Chemicals — 0.1%
CF Industries Holdings, Inc.	506	69,216
Intrepid Potash, Inc.†	1,131	39,381
		108,597
Agricultural Operations — 0.8%
Bunge, Ltd.	20,351	1,471,988
Airlines — 0.7%
AMR Corp.†	5,592	36,124
Copa Holdings SA, Class A	268	14,151
Delta Air Lines, Inc.†	17,800	174,440
JetBlue Airways Corp.†	55,548	348,286
Southwest Airlines Co.	53,070	670,274
United Continental Holdings, Inc.†	1,092	25,105
		1,268,380
Apparel Manufacturers — 0.2%
VF Corp.	4,329	426,536
Appliances — 0.1%
Whirlpool Corp.	1,088	92,872
Applications Software — 0.6%
Check Point Software Technologies, Ltd.†	6,281	320,645
Compuware Corp.†	2,513	29,025
Emdeon, Inc., Class A†	58	934
Intuit, Inc.†	8,700	461,970
Quest Software, Inc.†	11,176	283,759
		1,096,333
Auction House/Art Dealers — 0.0%
KAR Auction Services, Inc.†	573	8,790
Audio/Video Products — 0.0%
Harman International Industries, Inc.	904	42,325
Auto-Cars/Light Trucks — 0.0%
Tesla Motors, Inc.†	112	3,102
Auto-Heavy Duty Trucks — 0.2%
Oshkosh Corp.†	12,000	424,560

Security Description	Shares	Value (Note 3)
Auto/Truck Parts & Equipment-Original — 1.5%
Autoliv, Inc.	1,427	$105,926
BorgWarner, Inc.†	211	16,814
Federal-Mogul Corp.†	364	9,064
Lear Corp.	27,254	1,331,903
TRW Automotive Holdings Corp.†	10,634	585,721
WABCO Holdings, Inc.†	9,000	554,760
		2,604,188
Banks-Commercial — 4.4%
Associated Banc-Corp.	4,405	65,414
BancorpSouth, Inc.	2,127	32,862
Bank of Hawaii Corp.	810	38,734
BOK Financial Corp.	643	33,230
CapitalSource, Inc.	8,242	58,024
CIT Group, Inc.†	26,068	1,109,193
City National Corp.	15,358	876,174
Commerce Bancshares, Inc.	12,830	518,845
Cullen/Frost Bankers, Inc.	10,627	627,206
East West Bancorp, Inc.	3,742	82,174
First Citizens BancShares, Inc., Class A	139	27,881
First Horizon National Corp.	6,686	74,950
First Republic Bank†	4,461	137,890
Fulton Financial Corp.	5,078	56,417
Hancock Holding Co.	13,300	436,772
M&T Bank Corp.	14,952	1,322,803
Marshall & Ilsley Corp.	13,344	106,619
Popular, Inc.†	25,868	75,276
Regions Financial Corp.	31,785	230,759
Signature Bank†	8,700	490,680
Synovus Financial Corp.	20,103	48,247
TCF Financial Corp.	46,122	731,495
UMB Financial Corp.	5,300	197,982
Valley National Bancorp.	4,117	57,473
Zions Bancorporation	12,424	286,497
		7,723,597
Banks-Fiduciary — 0.0%
Wilmington Trust Corp.	2,207	9,976
Banks-Super Regional — 2.2%
Comerica, Inc.	20,462	751,364
Fifth Third Bancorp	78,177	1,085,097
Huntington Bancshares, Inc.	21,825	144,918
KeyCorp	86,236	765,776
SunTrust Banks, Inc.	38,702	1,116,166
		3,863,321
Batteries/Battery Systems — 0.4%
Energizer Holdings, Inc.†	10,216	726,971
Beverages-Non-alcoholic — 0.3%
Coca-Cola Enterprises, Inc.	3,327	90,827
Dr Pepper Snapple Group, Inc.	3,997	148,529
Hansen Natural Corp.†	4,848	291,995
		531,351
Beverages-Wine/Spirits — 0.1%
Brown-Forman Corp., Class B	653	44,600
Central European Distribution Corp.†	1,710	19,408
Constellation Brands, Inc., Class A†	4,649	94,282
		158,290

Seasons Series Trust Mid Cap Value Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Brewery — 0.1%
Molson Coors Brewing Co., Class B	3,345	$156,847
Broadcast Services/Program — 0.9%
Discovery Communications, Inc., Class A†	1,937	77,286
Liberty Global, Inc., Class A†	19,919	824,846
Liberty Media Corp. - Capital, Series A†	1,754	129,217
Liberty Media Corp. - Starz, Series A†	1,299	100,803
Scripps Networks Interactive Inc., Class A	9,589	480,313
		1,612,465
Building & Construction Products-Misc. — 0.0%
Armstrong World Industries, Inc.	446	20,636
Owens Corning†	1,259	45,311
USG Corp.†	969	16,144
		82,091
Building Products-Wood — 0.4%
Masco Corp.	55,596	773,896
Building-Heavy Construction — 0.0%
Chicago Bridge & Iron Co.	1,533	62,332
Building-Residential/Commercial — 0.4%
D.R. Horton, Inc.	7,050	82,133
KB Home	1,984	24,681
Lennar Corp., Class A	4,027	72,969
MDC Holdings, Inc.	977	24,767
NVR, Inc.†	517	390,852
Pulte Group, Inc.†	8,588	63,551
Toll Brothers, Inc.†	3,653	72,220
		731,173
Cable/Satellite TV — 0.7%
Cablevision Systems Corp., Class A	5,960	206,275
DISH Network Corp., Class A†	42,558	1,036,713
		1,242,988
Casino Hotels — 0.0%
MGM Resorts International†	6,339	83,358
Cellular Telecom — 0.6%
Leap Wireless International, Inc.†	1,587	24,583
MetroPCS Communications, Inc.†	3,364	54,631
NII Holdings, Inc.†	892	37,170
Sprint Nextel Corp.†	188,315	873,782
U.S. Cellular Corp.†	374	19,257
		1,009,423
Chemicals-Diversified — 1.3%
Celanese Corp., Series A	3,600	159,732
FMC Corp.	589	50,024
Huntsman Corp.	61,093	1,061,796
LyondellBasell Industries NV, Class A†	10,800	427,140
Olin Corp.	9,200	210,864
PPG Industries, Inc.	3,521	335,235
		2,244,791
Chemicals-Specialty — 1.2%
Albemarle Corp.	2,257	134,901
Ashland, Inc.	12,016	694,044
Cabot Corp.	1,656	76,656

Security Description	Shares	Value (Note 3)
Chemicals-Specialty (continued)
Cytec Industries, Inc.	9,052	$492,157
Eastman Chemical Co.	6,753	670,708
Sigma-Aldrich Corp.	226	14,383
		2,082,849
Coal — 1.1%
Alpha Natural Resources, Inc.†	13,593	807,016
Arch Coal, Inc.	1,182	42,599
Consol Energy, Inc.	8,575	459,877
Massey Energy Co.	2,607	178,215
Peabody Energy Corp.	6,806	489,760
Walter Energy, Inc.	292	39,546
		2,017,013
Coatings/Paint — 0.1%
RPM International, Inc.	1,644	39,012
Sherwin-Williams Co.	895	75,171
Valspar Corp.	2,262	88,444
		202,627
Commercial Services — 0.1%
Convergys Corp.†	2,527	36,288
Quanta Services, Inc.†	5,330	119,552
		155,840
Commercial Services-Finance — 0.6%
Equifax, Inc.	3,211	124,747
Green Dot Corp., Class A†	33	1,416
H&R Block, Inc.	4,595	76,920
Total System Services, Inc.	4,178	75,288
Western Union Co.	33,800	702,026
		980,397
Computer Aided Design — 0.3%
Parametric Technology Corp.†	19,993	449,643
Computer Services — 0.1%
Computer Sciences Corp.	3,908	190,437
Computers-Integrated Systems — 0.5%
Brocade Communications Systems, Inc.†	68,879	423,606
Diebold, Inc.	12,085	428,534
		852,140
Computers-Memory Devices — 0.1%
Seagate Technology PLC†	3,126	45,014
Western Digital Corp.†	4,476	166,910
		211,924
Computers-Periphery Equipment — 0.0%
Lexmark International, Inc., Class A†	1,995	73,895
Consulting Services — 0.1%
Booz Allen Hamilton Holding Corp.†	85	1,531
CoreLogic, Inc.†	2,995	55,408
FTI Consulting, Inc.†	219	8,394
Towers Watson & Co., Class A	900	49,914
		115,247
Consumer Products-Misc. — 0.8%
Clorox Co.	198	13,874
Fortune Brands, Inc.	13,590	841,085
Jarden Corp.	2,334	83,020
Tupperware Brands Corp.	8,200	489,622
		1,427,601

Seasons Series Trust Mid Cap Value Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Containers-Metal/Glass — 0.8%
Ball Corp.	9,785	$350,792
Greif, Inc., Class A	10,185	666,201
Owens-Illinois, Inc.†	11,034	333,117
		1,350,110
Containers-Paper/Plastic — 0.7%
Bemis Co., Inc.	2,764	90,687
Packaging Corp. of America	2,620	75,692
Sealed Air Corp.	4,038	107,653
Sonoco Products Co.	2,546	92,241
Temple-Inland, Inc.	35,264	825,178
		1,191,451
Cosmetics & Toiletries — 0.0%
Alberto-Culver Co.	1,695	63,173
Cruise Lines — 0.3%
Royal Caribbean Cruises, Ltd.†	13,673	564,148
Data Processing/Management — 0.8%
Broadridge Financial Solutions, Inc.	273	6,195
Fidelity National Information Services, Inc.	6,684	218,500
Fiserv, Inc.†	17,588	1,103,119
		1,327,814
Dental Supplies & Equipment — 0.3%
Patterson Cos., Inc.	15,568	501,134
Diagnostic Kits — 0.0%
Alere, Inc.†	1,522	59,571
Distribution/Wholesale — 0.2%
Genuine Parts Co.	4,019	215,579
Ingram Micro, Inc., Class A†	3,748	78,820
WESCO International, Inc.†	727	45,438
		339,837
Diversified Financial Services — 0.0%
CBOE Holdings, Inc.	169	4,896
Diversified Manufacturing Operations — 4.7%
Carlisle Cos., Inc.	1,443	64,286
Cooper Industries PLC	7,243	470,071
Crane Co.	1,259	60,973
Dover Corp.	11,040	725,770
Eaton Corp.	23,625	1,309,770
Harsco Corp.	1,897	66,945
Ingersoll-Rand PLC	21,749	1,050,694
ITT Corp.	4,647	279,052
Leggett & Platt, Inc.	1,535	37,607
Parker Hannifin Corp.	14,839	1,404,957
Pentair, Inc.	20,430	772,050
SPX Corp.	1,019	80,898
Textron, Inc.	26,489	725,534
Trinity Industries, Inc.	27,016	990,677
Tyco International, Ltd.	7,694	344,460
		8,383,744
Diversified Operations — 0.1%
Leucadia National Corp.	4,934	185,222

Security Description	Shares	Value (Note 3)
E-Commerce/Services — 0.7%
Expedia, Inc.	3,069	$69,544
IAC/InterActive Corp.†	1,107	34,195
Liberty Media Corp. - Interactive, Class A†	65,387	1,048,807
		1,152,546
Electric Products-Misc. — 0.4%
AMETEK, Inc.	6,750	296,122
GrafTech International, Ltd.†	13,906	286,881
Molex, Inc.	3,371	84,680
		667,683
Electric-Generation — 0.1%
AES Corp.†	16,956	220,428
Electric-Integrated — 6.0%
Alliant Energy Corp.	2,803	109,121
Ameren Corp.	6,031	169,290
CMS Energy Corp.	65,940	1,295,062
Consolidated Edison, Inc.	7,136	361,938
Constellation Energy Group, Inc.	4,680	145,688
DPL, Inc.	9,067	248,526
DTE Energy Co.	4,257	208,423
Edison International	15,017	549,472
FirstEnergy Corp.	10,573	392,153
Great Plains Energy, Inc.	3,449	69,049
Hawaiian Electric Industries, Inc.	2,380	59,024
Integrys Energy Group, Inc.	1,950	98,494
MDU Resources Group, Inc.	4,764	109,429
Northeast Utilities	30,620	1,059,452
NSTAR	2,704	125,114
NV Energy, Inc.	36,417	542,249
OGE Energy Corp.	2,462	124,479
Pepco Holdings, Inc.	5,654	105,447
Pinnacle West Capital Corp.	11,794	504,665
PPL Corp.	53,162	1,344,999
Progress Energy, Inc.	7,270	335,438
SCANA Corp.	18,514	728,896
TECO Energy, Inc.	5,407	101,435
Westar Energy, Inc.	13,414	354,398
Wisconsin Energy Corp.	5,920	180,560
Xcel Energy, Inc.	51,936	1,240,751
		10,563,552
Electric-Transmission — 0.0%
ITC Holdings Corp.	147	10,275
Electronic Components-Misc. — 0.4%
AVX Corp.	1,077	16,058
Garmin, Ltd.	2,671	90,440
Gentex Corp.	4,500	136,125
Jabil Circuit, Inc.	1,354	27,662
TE Connectivity, Ltd.	11,400	396,948
Vishay Intertechnology, Inc.†	3,873	68,707
Vishay Precision Group, Inc.†	298	4,670
		740,610
Electronic Components-Semiconductors — 1.3%
Advanced Micro Devices, Inc.†	9,374	80,616
Fairchild Semiconductor International, Inc.†	3,210	58,422
International Rectifier Corp.†	1,806	59,706

Seasons Series Trust Mid Cap Value Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Electronic Components-Semiconductors (continued)
Intersil Corp., Class A	2,105	$26,207
LSI Corp.†	15,615	106,182
MEMC Electronic Materials, Inc.†	3,355	43,481
Micron Technology, Inc.†	74,855	857,838
National Semiconductor Corp.	524	7,514
ON Semiconductor Corp.†	52,447	517,652
PMC - Sierra, Inc.†	5,391	40,433
Xilinx, Inc.	17,651	578,953
		2,377,004
Electronic Connectors — 0.3%
Amphenol Corp., Class A	7,286	396,286
Thomas & Betts Corp.†	1,113	66,190
		462,476
Electronic Design Automation — 0.1%
Synopsys, Inc.†	3,562	98,489
Electronic Forms — 0.4%
Adobe Systems, Inc.†	19,100	633,356
Electronic Measurement Instruments — 0.1%
FLIR Systems, Inc.	2,500	86,525
Itron, Inc.†	70	3,951
		90,476
Electronic Parts Distribution — 0.2%
Arrow Electronics, Inc.†	2,588	108,386
Avnet, Inc.†	3,846	131,110
Tech Data Corp.†	1,190	60,523
		300,019
Electronics-Military — 0.1%
L-3 Communications Holdings, Inc.	2,737	214,334
Energy-Alternate Sources — 0.0%
Covanta Holding Corp.	3,123	53,341
Engineering/R&D Services — 0.6%
Aecom Technology Corp.†	1,744	48,361
Fluor Corp.	4,253	313,276
Jacobs Engineering Group, Inc.†	9,463	486,682
KBR, Inc.	3,602	136,048
McDermott International, Inc.†	1,241	31,509
Shaw Group, Inc.†	911	32,258
URS Corp.†	2,101	96,751
		1,144,885
Enterprise Software/Service — 0.3%
BMC Software, Inc.†	8,596	427,565
CA, Inc.	1,797	43,452
Novell, Inc.†	8,924	52,919
		523,936
Entertainment Software — 0.1%
Electronic Arts, Inc.†	10,838	211,666
Filtration/Separation Products — 0.3%
Pall Corp.	9,800	564,578
Finance-Consumer Loans — 0.6%
SLM Corp.†	70,699	1,081,695
Finance-Credit Card — 0.2%
Discover Financial Services	13,766	332,036

Security Description	Shares	Value (Note 3)
Finance-Investment Banker/Broker — 1.2%
E*Trade Financial Corp.†	5,573	$87,106
Interactive Brokers Group, Inc., Class A	621	9,868
Jefferies Group, Inc.	2,961	73,847
Lazard, Ltd., Class A	36,252	1,507,358
LPL Investment Holdings, Inc.†	9,428	337,617
Raymond James Financial, Inc.	2,514	96,135
		2,111,931
Finance-Other Services — 0.5%
NASDAQ OMX Group, Inc.†	24,210	625,586
NYSE Euronext	5,179	182,146
		807,732
Financial Guarantee Insurance — 0.1%
Assured Guaranty, Ltd.	4,688	69,851
MBIA, Inc.†	3,877	38,925
		108,776
Food-Baking — 0.0%
Flowers Foods, Inc.	1,213	33,030
Food-Confectionery — 0.8%
Hershey Co.	1,615	87,775
J.M. Smucker Co.	17,919	1,279,238
		1,367,013
Food-Dairy Products — 0.0%
Dean Foods Co.†	4,596	45,960
Food-Meat Products — 0.2%
Hormel Foods Corp.	3,498	97,384
Smithfield Foods, Inc.†	3,479	83,705
Tyson Foods, Inc., Class A	7,559	145,057
		326,146
Food-Misc. — 0.9%
Campbell Soup Co.	1,763	58,373
ConAgra Foods, Inc.	33,568	797,240
Corn Products International, Inc.	1,904	98,665
H.J. Heinz Co.	9,557	466,573
McCormick & Co., Inc.	1,678	80,259
Ralcorp Holdings, Inc.†	1,390	95,117
Sara Lee Corp.	4,516	79,798
		1,676,025
Food-Retail — 0.2%
Safeway, Inc.	9,326	219,534
SUPERVALU, Inc.	5,269	47,052
		266,586
Funeral Services & Related Items — 0.0%
Service Corp. International	6,114	67,621
Gas-Distribution — 1.2%
AGL Resources, Inc.	1,974	78,644
Atmos Energy Corp.	2,359	80,442
CenterPoint Energy, Inc.	10,644	186,909
Energen Corp.	1,818	114,752
National Fuel Gas Co.	1,862	137,788
NiSource, Inc.	7,011	134,471
Questar Corp.	16,444	286,948
Sempra Energy	16,904	904,364
Southern Union Co.	3,149	90,124

Seasons Series Trust Mid Cap Value Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Gas-Distribution (continued)
UGI Corp.	2,765	$90,969
Vectren Corp.	2,077	56,494
		2,161,905
Gold Mining — 0.7%
Agnico-Eagle Mines, Ltd.	6,000	398,100
IAMGOLD Corp.	29,700	653,994
Royal Gold, Inc.	4,753	249,057
		1,301,151
Home Decoration Products — 0.5%
Newell Rubbermaid, Inc.	43,473	831,639
Hospital Beds/Equipment — 0.9%
Hill-Rom Holdings, Inc.	240	9,115
Kinetic Concepts, Inc.†	29,122	1,584,819
		1,593,934
Hotels/Motels — 0.5%
Choice Hotels International, Inc.	667	25,913
Hyatt Hotels Corp., Class A†	1,083	46,612
Marriott International, Inc., Class A	2,839	101,012
Wyndham Worldwide Corp.	19,960	634,928
		808,465
Human Resources — 0.1%
Manpower, Inc.	2,074	130,413
Monster Worldwide, Inc.†	1,643	26,124
		156,537
Independent Power Producers — 0.2%
Calpine Corp.†	4,742	75,256
GenOn Energy, Inc.†	19,437	74,055
NRG Energy, Inc.†	6,463	139,213
Ormat Technologies, Inc.	231	5,851
		294,375
Industrial Gases — 0.2%
Air Products & Chemicals, Inc.	4,600	414,828
Instruments-Scientific — 0.0%
PerkinElmer, Inc.	1,594	41,874
Insurance Brokers — 0.9%
AON Corp.	19,520	1,033,779
Arthur J. Gallagher & Co.	1,984	60,334
Brown & Brown, Inc.	1,345	34,701
Erie Indemnity Co., Class A	192	13,653
Marsh & McLennan Cos., Inc.	12,603	375,695
		1,518,162
Insurance-Life/Health — 1.8%
Lincoln National Corp.	22,628	679,745
Principal Financial Group, Inc.	44,825	1,439,331
Protective Life Corp.	2,189	58,118
StanCorp Financial Group, Inc.	1,213	55,943
Symetra Financial Corp.	846	11,506
Torchmark Corp.	1,961	130,367
Unum Group	30,244	793,905
		3,168,915
Insurance-Multi-line — 2.0%
ACE, Ltd.	5,100	329,970
American Financial Group, Inc.	2,064	72,281

Security Description	Shares	Value (Note 3)
Insurance-Multi-line (continued)
American International Group, Inc.†(1)	3,061	$107,563
American National Insurance Co.	169	13,380
Assurant, Inc.	2,527	97,315
Cincinnati Financial Corp.	3,697	121,262
CNA Financial Corp.	638	18,853
Genworth Financial, Inc., Class A†	55,523	747,340
Hartford Financial Services Group, Inc.	35,149	946,562
Old Republic International Corp.	6,553	83,158
Unitrin, Inc.	1,287	39,742
XL Group PLC	38,836	955,366
		3,532,792
Insurance-Property/Casualty — 1.1%
Alleghany Corp.†	174	57,729
Arch Capital Group, Ltd.†	1,104	109,506
Fidelity National Financial, Inc., Class A	5,820	82,237
Hanover Insurance Group, Inc.	1,149	51,992
HCC Insurance Holdings, Inc.	2,910	91,112
Markel Corp.†	648	268,564
Mercury General Corp.	689	26,960
OneBeacon Insurance Group, Ltd.	557	7,536
Progressive Corp.	16,967	358,513
Wesco Financial Corp.	33	12,844
White Mountains Insurance Group, Ltd.	177	64,463
WR Berkley Corp.	26,165	842,775
		1,974,231
Insurance-Reinsurance — 1.5%
Allied World Assurance Co Holdings, Ltd.	972	60,935
Aspen Insurance Holdings, Ltd.	1,750	48,230
Axis Capital Holdings, Ltd.	2,182	76,195
Endurance Specialty Holdings, Ltd.	747	36,469
Everest Re Group, Ltd.	12,086	1,065,743
PartnerRe, Ltd.	12,163	963,796
Reinsurance Group of America, Inc.	1,851	116,206
RenaissanceRe Holdings, Ltd.	1,386	95,620
Transatlantic Holdings, Inc.	1,623	78,991
Validus Holdings, Ltd.	1,432	47,729
		2,589,914
Investment Companies — 0.1%
Ares Capital Corp.	5,179	87,525
Investment Management/Advisor Services — 2.1%
Affiliated Managers Group, Inc.†	5,500	601,535
Ameriprise Financial, Inc.	5,209	318,166
Federated Investors, Inc., Class B	687	18,377
Invesco, Ltd.	56,110	1,434,172
Janus Capital Group, Inc.	35,990	448,795
Legg Mason, Inc.	24,057	868,217
		3,689,262
Linen Supply & Related Items — 0.1%
Cintas Corp.	3,363	101,798
Machine Tools & Related Products — 0.3%
Kennametal, Inc.	12,498	487,422
Machinery-Construction & Mining — 0.1%
Terex Corp.†	2,752	101,934

Seasons Series Trust Mid Cap Value Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Machinery-Electrical — 0.0%
Regal-Beloit Corp.	151	$11,148
Machinery-Farming — 0.1%
AGCO Corp.†	2,357	129,564
CNH Global NV†	552	26,800
		156,364
Machinery-General Industrial — 0.1%
Babcock & Wilcox Co.†	587	19,594
Gardner Denver, Inc.	70	5,462
IDEX Corp.	342	14,928
Wabtec Corp.	1,033	70,069
		110,053
Machinery-Print Trade — 0.0%
Zebra Technologies Corp., Class A†	640	25,114
Machinery-Pumps — 0.0%
Flowserve Corp.	217	27,950
Medical Instruments — 1.0%
Beckman Coulter, Inc.	4,474	371,655
Boston Scientific Corp.†	139,984	1,006,485
St. Jude Medical, Inc.	7,800	399,828
		1,777,968
Medical Labs & Testing Services — 0.0%
Quest Diagnostics, Inc.	451	26,032
Medical Products — 0.6%
CareFusion Corp.†	3,571	100,702
Cooper Cos., Inc.	4,736	328,915
Teleflex, Inc.	864	50,095
Zimmer Holdings, Inc.†	8,700	526,611
		1,006,323
Medical-Biomedical/Gene — 0.4%
Bio-Rad Laboratories, Inc., Class A†	497	59,710
Biogen Idec, Inc.†	6,153	451,569
Charles River Laboratories International, Inc.†	1,110	42,602
Life Technologies Corp.†	1,356	71,081
		624,962
Medical-Drugs — 0.3%
Cephalon, Inc.†	1,900	143,982
Endo Pharmaceuticals Holdings, Inc.†	2,942	112,267
Forest Laboratories, Inc.†	7,226	233,400
		489,649
Medical-Generic Drugs — 1.1%
Mylan, Inc.†	54,137	1,227,286
Par Pharmaceutical Cos., Inc.†	6,900	214,452
Watson Pharmaceuticals, Inc.†	10,383	581,552
		2,023,290
Medical-HMO — 1.2%
Aetna, Inc.	15,266	571,406
CIGNA Corp.	7,000	309,960
Coventry Health Care, Inc.†	16,044	511,643
Health Net, Inc.†	2,349	76,812
Humana, Inc.†	10,106	706,814
		2,176,635

Security Description	Shares	Value (Note 3)
Medical-Hospitals — 0.4%
Community Health Systems, Inc.†	748	$29,913
HCA Holdings, Inc.	7,500	254,025
LifePoint Hospitals, Inc.†	1,320	53,038
Tenet Healthcare Corp.†	3,490	26,000
Universal Health Services, Inc., Class B	7,418	366,523
		729,499
Medical-Wholesale Drug Distribution — 0.4%
AmerisourceBergen Corp.	4,300	170,108
McKesson Corp.	7,400	584,970
		755,078
Metal Processors & Fabrication — 0.2%
Commercial Metals Co.	2,835	48,960
Timken Co.	583	30,491
Worthington Industries, Inc.	10,400	217,568
		297,019
Metal-Iron — 0.2%
Cliffs Natural Resources, Inc.	3,638	357,543
Miscellaneous Manufacturing — 0.1%
Aptargroup, Inc.	1,719	86,173
Multimedia — 0.3%
McGraw-Hill Cos., Inc.	2,383	93,890
Meredith Corp.	15,399	522,334
		616,224
Networking Products — 0.2%
Polycom, Inc.†	6,068	314,626
Non-Ferrous Metals — 0.1%
Thompson Creek Metals Co., Inc.†	15,541	194,884
Non-Hazardous Waste Disposal — 0.7%
Republic Services, Inc.	41,158	1,236,387
Waste Connections, Inc.	589	16,957
		1,253,344
Office Automation & Equipment — 0.2%
Pitney Bowes, Inc.	1,507	38,715
Xerox Corp.	34,919	371,887
		410,602
Office Supplies & Forms — 0.1%
Avery Dennison Corp.	2,641	110,816
Oil & Gas Drilling — 1.0%
Atwood Oceanics, Inc.†	1,149	53,348
Diamond Offshore Drilling, Inc.	1,179	91,608
Helmerich & Payne, Inc.	10,801	741,921
Nabors Industries, Ltd.†	4,338	131,788
Patterson-UTI Energy, Inc.	3,895	114,474
Pride International, Inc.†	11,084	476,058
Rowan Cos., Inc.†	2,791	123,306
Unit Corp.†	1,027	63,623
		1,796,126
Oil Companies-Exploration & Production — 5.0%
Cabot Oil & Gas Corp.	8,432	446,643
Cobalt International Energy, Inc.†	1,887	31,720
Comstock Resources, Inc.†	1,198	37,066
Continental Resources, Inc.†	73	5,217
Denbury Resources, Inc.†	10,106	246,586

Seasons Series Trust Mid Cap Value Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Oil Companies-Exploration & Production (continued)
EQT Corp.	20,041	$1,000,046
Forest Oil Corp.†	24,962	944,312
Newfield Exploration Co.†	27,583	2,096,584
Noble Energy, Inc.	4,421	427,290
Petrohawk Energy Corp.†	2,220	54,479
Pioneer Natural Resources Co.	8,099	825,450
Plains Exploration & Production Co.†	3,547	128,508
QEP Resources, Inc.	39,163	1,587,668
Quicksilver Resources, Inc.†	2,748	39,324
Range Resources Corp.	11,000	643,060
SandRidge Energy, Inc.†	3,771	48,269
SM Energy Co.	513	38,060
Whiting Petroleum Corp.†	2,754	202,281
		8,802,563
Oil Companies-Integrated — 0.4%
Murphy Oil Corp.	9,176	673,702
Oil Field Machinery & Equipment — 0.5%
Cameron International Corp.†	15,079	861,011
Dresser-Rand Group, Inc.†	194	10,402
		871,413
Oil Refining & Marketing — 0.8%
Frontier Oil Corp.	22,034	646,037
Holly Corp.	348	21,144
Sunoco, Inc.	3,052	139,141
Tesoro Corp.†	3,575	95,917
Valero Energy Corp.	14,316	426,903
		1,329,142
Oil-Field Services — 1.8%
Exterran Holdings, Inc.†	1,441	34,195
Halliburton Co.	11,561	576,200
Oceaneering International, Inc.†	1,395	124,783
Oil States International, Inc.†	10,195	776,247
SEACOR Holdings, Inc.	545	50,391
Superior Energy Services, Inc.†	13,653	559,773
Weatherford International, Ltd.†	43,287	978,286
		3,099,875
Paper & Related Products — 0.2%
Domtar Corp.	1,067	97,929
International Paper Co.	2,467	74,454
MeadWestvaco Corp.	4,326	131,208
		303,591
Pharmacy Services — 0.0%
Omnicare, Inc.	2,741	82,203
Physical Therapy/Rehabilitation Centers — 0.2%
Healthsouth Corp.†	15,200	379,696
Physicians Practice Management — 0.0%
Mednax, Inc.†	65	4,330
Pipelines — 1.2%
El Paso Corp.	79,731	1,435,158
Oneok, Inc.	2,690	179,907
Spectra Energy Corp.	16,402	445,807
		2,060,872

Security Description	Shares	Value (Note 3)
Platinum — 0.2%
Stillwater Mining Co.†	14,165	$324,803
Power Converter/Supply Equipment — 0.1%
Hubbell, Inc., Class B	914	64,922
SunPower Corp., Class A†	1,538	26,361
		91,283
Printing-Commercial — 0.1%
R.R. Donnelley & Sons Co.	4,958	93,805
Private Corrections — 0.0%
Corrections Corp. of America†	2,398	58,511
Professional Sports — 0.0%
Madison Square Garden, Inc., Class A†	1,050	28,340
Publishing-Books — 0.0%
John Wiley & Sons, Inc., Class A	80	4,067
Publishing-Newspapers — 0.1%
Washington Post Co., Class B	143	62,571
Gannett Co., Inc.	6,032	91,867
New York Times Co., Class A†	3,461	32,776
		187,214
Publishing-Periodicals — 0.0%
Nielsen Holdings NV†	1,391	37,988
Quarrying — 0.1%
Vulcan Materials Co.	3,235	147,516
Racetracks — 0.0%
International Speedway Corp., Class A	471	14,036
Penn National Gaming, Inc.†	1,735	64,299
		78,335
Real Estate Investment Trusts — 5.9%
Alexandria Real Estate Equities, Inc.	9,753	760,441
AMB Property Corp.	3,861	138,880
Annaly Capital Management, Inc.	20,062	350,082
Apartment Investment & Management Co., Class A	1,501	38,230
AvalonBay Communities, Inc.	5,848	702,228
Boston Properties, Inc.	3,518	333,682
Brandywine Realty Trust	3,321	40,317
BRE Properties, Inc.	1,620	76,432
Camden Property Trust	7,861	446,662
Chimera Investment Corp.	25,443	100,754
CommonWealth REIT	1,790	46,486
Corporate Office Properties Trust	1,706	61,655
Developers Diversified Realty Corp.	5,066	70,924
Digital Realty Trust, Inc.	120	6,977
Douglas Emmett, Inc.	11,442	214,538
Duke Realty Corp.	6,358	89,076
Equity Residential	6,703	378,116
Essex Property Trust, Inc.	1,951	241,924
Federal Realty Investment Trust	632	51,546
General Growth Properties, Inc.†	1,898	29,381
HCP, Inc.	10,160	385,470
Health Care REIT, Inc.	4,465	234,145
Hospitality Properties Trust	3,134	72,552
Host Hotels & Resorts, Inc.	49,092	864,510
Kimco Realty Corp.	41,082	753,444
Liberty Property Trust	2,863	94,193
Macerich Co.	3,281	162,508

Seasons Series Trust Mid Cap Value Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Real Estate Investment Trusts (continued)
Mack-Cali Realty Corp.	2,205	$74,750
MFA Financial, Inc.	61,494	504,251
Nationwide Health Properties, Inc.	3,195	135,883
Piedmont Office Realty Trust, Inc.	1,352	26,242
Plum Creek Timber Co., Inc., Class A	2,370	103,356
ProLogis	13,511	215,906
Rayonier, Inc.	1,427	88,916
Realty Income Corp.	3,210	112,190
Regency Centers Corp.	2,069	89,960
Senior Housing Properties Trust	3,588	82,668
SL Green Realty Corp.	1,972	148,294
Tanger Factory Outlet Centers	15,654	410,761
Taubman Centers, Inc.	1,387	74,315
UDR, Inc.	4,296	104,694
Ventas, Inc.	13,157	714,425
Vornado Realty Trust	3,721	325,587
Weingarten Realty Investors	3,053	76,508
Weyerhaeuser Co.	13,553	333,404
		10,367,263
Real Estate Operations & Development — 0.0%
Forest City Enterprises, Inc., Class A†	3,249	61,179
Howard Hughes Corp.†	129	9,112
St. Joe Co.†	229	5,741
		76,032
Rental Auto/Equipment — 0.0%
Aaron's, Inc.	775	19,654
Hertz Global Holdings, Inc.†	684	10,691
		30,345
Retail-Apparel/Shoe — 0.3%
Abercrombie & Fitch Co., Class A	535	31,405
American Eagle Outfitters, Inc.	3,762	59,778
Foot Locker, Inc.	3,974	78,367
Guess?, Inc.	10,300	405,305
		574,855
Retail-Automobile — 0.0%
AutoNation, Inc.†	1,105	39,084
Retail-Computer Equipment — 0.1%
GameStop Corp., Class A†	3,867	87,085
Retail-Consumer Electronics — 0.0%
RadioShack Corp.	2,626	39,416
Retail-Discount — 0.0%
BJ's Wholesale Club, Inc.†	1,258	61,416
Retail-Home Furnishings — 0.5%
Pier 1 Imports, Inc.†	80,001	812,010
Retail-Jewelry — 0.1%
Signet Jewelers, Ltd.†	2,165	99,633
Retail-Major Department Stores — 0.1%
J.C. Penney Co., Inc.	4,038	145,004
Sears Holdings Corp.†	1,089	90,006
		235,010
Retail-Office Supplies — 0.0%
Office Depot, Inc.†	6,335	29,331

Security Description	Shares	Value (Note 3)
Retail-Pet Food & Supplies — 0.2%
PetSmart, Inc.	10,600	$434,070
Retail-Regional Department Stores — 0.4%
Macy's, Inc.	28,823	699,246
Retail-Restaurants — 0.0%
Brinker International, Inc.	288	7,286
Wendy's/Arby's Group, Inc., Class A	5,231	26,312
		33,598
Retirement/Aged Care — 0.0%
Brookdale Senior Living, Inc.†	1,869	52,332
Satellite Telecom — 0.0%
EchoStar Corp., Class A†	943	35,693
Savings & Loans/Thrifts — 0.3%
Capitol Federal Financial, Inc.	1,018	11,473
First Niagara Financial Group, Inc.	5,307	72,069
Hudson City Bancorp, Inc.	10,964	106,132
New York Community Bancorp, Inc.	11,027	190,326
People's United Financial, Inc.	8,879	111,698
TFS Financial Corp.	1,933	20,528
Washington Federal, Inc.	2,792	48,413
		560,639
Schools — 0.0%
Education Management Corp.†	430	9,004
Semiconductor Components-Integrated Circuits — 0.1%
Analog Devices, Inc.	4,400	173,272
Atmel Corp.†	1,171	15,961
Maxim Integrated Products, Inc.	2,713	69,453
		258,686
Semiconductor Equipment — 0.1%
KLA-Tencor Corp.	4,067	192,654
Novellus Systems, Inc.†	247	9,171
		201,825
Steel-Producers — 0.7%
AK Steel Holding Corp.	2,372	37,430
Reliance Steel & Aluminum Co.	15,067	870,571
Schnitzer Steel Industries, Inc., Class A	448	29,125
Steel Dynamics, Inc.	5,484	102,935
United States Steel Corp.	2,947	158,961
		1,199,022
Telecom Services — 0.3%
Amdocs, Ltd.†	3,536	102,014
Clearwire Corp., Class A†	44,466	248,565
Virgin Media, Inc.	8,402	233,491
		584,070
Telecommunication Equipment — 0.0%
Tellabs, Inc.	9,303	48,748
Telephone-Integrated — 1.3%
CenturyLink, Inc.	40,062	1,664,576
Frontier Communications Corp.	15,382	126,440
Level 3 Communications, Inc.†	25,808	37,938
Qwest Communications International, Inc.	43,955	300,213
Telephone and Data Systems, Inc.	2,147	72,354
Windstream Corp.	7,557	97,258
		2,298,779

Seasons Series Trust Mid Cap Value Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Television — 0.5%
CBS Corp., Class B	35,434	$887,268
Central European Media Enterprises, Ltd., Class A†	912	19,243
		906,511
Textile-Home Furnishings — 0.2%
Mohawk Industries, Inc.†	6,026	368,490
Theaters — 0.0%
Regal Entertainment Group, Class A	1,499	20,237
Therapeutics — 0.7%
Warner Chilcott PLC, Class A	49,479	1,151,871
Tobacco — 0.2%
Lorillard, Inc.	3,869	367,594
Tools-Hand Held — 0.2%
Snap-On, Inc.	1,463	87,868
Stanley Black & Decker, Inc.	4,062	311,149
		399,017
Toys — 0.4%
Hasbro, Inc.	13,119	614,494
Mattel, Inc.	3,884	96,828
		711,322
Transactional Software — 0.2%
VeriFone Systems, Inc.†	6,571	361,076
Transport-Equipment & Leasing — 0.0%
GATX Corp.	855	33,054
Transport-Marine — 0.4%
Alexander & Baldwin, Inc.	1,021	46,609
Frontline, Ltd.	221	5,474
GulfMark Offshore, Inc., Class A†	3,200	142,432
Kirby Corp.†	1,284	73,560
Teekay Corp.	1,073	39,626
Tidewater, Inc.	6,111	365,743
		673,444
Transport-Rail — 0.5%
Kansas City Southern†	16,539	900,549
Transport-Services — 0.2%
Ryder System, Inc.	6,506	329,204
UTi Worldwide, Inc.	398	8,055
		337,259
Transport-Truck — 0.0%
Con-way, Inc.	1,229	48,287
Vitamins & Nutrition Products — 0.1%
Mead Johnson Nutrition Co.	4,465	258,657
Water — 0.1%
American Water Works Co., Inc.	4,420	123,981
Aqua America, Inc.	3,466	79,337
		203,318
Web Portals/ISP — 0.0%
AOL, Inc.†	2,731	53,336
Wire & Cable Products — 0.3%
General Cable Corp.†	12,849	556,362
X-Ray Equipment — 0.4%
Hologic, Inc.†	32,532	722,210
Total Common Stock (cost $140,578,513)		$170,500,407

Security Description	Shares/ Principal Amount	Value (Note 3)
RIGHTS† — 0.0%
Medical-Drugs — 0.0%
Fresenius Kabi Pharmaceuticals Holding, Inc. Expires 12/31/10†(5)(6) (cost $92)	92	$0
EXCHANGE-TRADED FUNDS — 0.8%
iShares Russell Midcap Value Index Fund (cost $1,458,105)	30,900	1,488,144
Total Long-Term Investment Securities (cost $142,036,710)		171,988,551
SHORT TERM INVESTMENT SECURITIES — 0.1%
U.S. Government Treasuries — 0.1%
United States Treasury Bills 0.09% due 06/16/11(4) (cost $79,985)	$80,000	79,987
REPURCHASE AGREEMENTS — 2.9%
Agreement with State Street Bank & Trust Co., bearing interest at 0.01% dated 03/31/11, to be repurchased 04/01/11 in the amount of $1,137,000 and collateralized by $1,150,000 of United States Treasury Notes, bearing interest at 1.00% due 04/30/12 and having an approximate value of $1,162,838	1,137,000	1,137,000
Agreement with State Street Bank & Trust Co., bearing interest at 0.01% dated 03/31/11, to be repurchased 04/01/11 in the amount of $3,390,001 and collateralized by $3,320,000 of United States Treasury Notes, bearing interest at 3.13% due 04/30/17 and having an approximate value of $3,460,154	3,390,000	3,390,000
State Street Bank & Trust Co. Joint Repurchase Agreement(2)	514,000	514,000
Total Repurchase Agreements (cost $5,041,000)		5,041,000
TOTAL INVESTMENTS (cost $147,157,695)(3)	100.1%	177,109,538
Liabilities in excess of other assets	(0.1)	(127,458)
NET ASSETS	100.0%	$176,982,080

†  Non-income producing security

(1)  Security represents an investment in an affliated company; see Note 9.

(2)  See Note 3 for details of Joint Repurchase Agreements.

(3)  See Note 4 for cost of investments on a tax basis.

(4)  The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.

(5)  Illiquid security. At March 31, 2011, the aggregate value of these securities was $0 representing 0% of net assets.

(6)  Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 3.

Seasons Series Trust Mid Cap Value Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Open Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Value at Trade Date	Value as of March 31, 2011	Unrealized Appreciation (Depreciation)
7	Long	S&P Midcap 400 E-Mini Index	June 2011	$657,208	$691,110	$33,902

The following is a summary of the inputs used to value the Portfolio's net assets as of March 31, 2011 (see Note 3):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets:
Long-Term Investment Securities:
Common Stock
Electric-Intergrated	$10,563,552	$—	$—	$10,563,552
Oil Companies - Exploration & Production	8,802,563	—	—	8,802,563
Real Estate Investment Trusts	10,367,263	—	—	10,367,263
Other Industries*	140,767,029	—	—	140,767,029
Rights	—	—	0	0
Exchange Traded Funds	1,488,144	—	—	1,488,144
Short-Term Investment Securities:
U.S. Government Treasuries	—	79,987	—	79,987
Repurchase Agreements	—	5,041,000	—	5,041,000
Other Financial Instruments+
Open Futures Contracts - Appreciation	33,902	—	—	33,902
Total	$172,022,453	$5,120,987	$—	$177,143,440

*  Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

+  Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Rights
Balance as of 3/31/2010	$—
Accrued discounts/premiums	—
Realized gain(loss)	—
Change in unrealized appreciation(depreciation)(1)	—
Net purchases(sales)	—
Transfers in and/or out of Level 3(2)	0
Balance as of 3/31/2011	$0

(1)  The total change in unrealized appreciation(depreciation) included in the statement of operations attributable to level 3 investments still held at March 31, 2011 includes:

Rights
$—

(2)  The Fund's policy is to recognize transfers in and transfers out as of the end of the reporting period.

See Notes to Financial Statements

Seasons Series Trust Small Cap Portfolio

PORTFOLIO PROFILE — March 31, 2011 (unaudited)

Industry Allocation*
Banks-Commercial	6.0%
Real Estate Investment Trusts	5.0
Oil Companies-Exploration & Production	3.5
Enterprise Software/Service	3.0
Oil-Field Services	2.7
Retail-Apparel/Shoe	2.3
Auto/Truck Parts & Equipment-Original	2.3
Networking Products	2.1
Transport-Truck	2.1
Investment Management/Advisor Services	1.9
Diversified Manufacturing Operations	1.8
Insurance-Property/Casualty	1.8
Metal Processors & Fabrication	1.7
Steel-Producers	1.6
Repurchase Agreements	1.4
Computer Aided Design	1.4
Medical Instruments	1.4
Exchange-Traded Funds	1.4
Real Estate Management/Services	1.3
Finance-Investment Banker/Broker	1.3
Medical-HMO	1.3
Electronic Components-Semiconductors	1.3
Aerospace/Defense-Equipment	1.3
Medical Products	1.3
Electric-Integrated	1.2
Savings & Loans/Thrifts	1.2
Semiconductor Components-Integrated Circuits	1.1
Consumer Products-Misc.	1.1
Chemicals-Specialty	1.1
Semiconductor Equipment	1.1
Gas-Distribution	1.1
Distribution/Wholesale	1.0
Advanced Materials	1.0
Commercial Services-Finance	1.0
Machinery-General Industrial	1.0
Transactional Software	0.9
Building & Construction Products-Misc.	0.9
Footwear & Related Apparel	0.9
Retail-Restaurants	0.9
Printing-Commercial	0.9
Research & Development	0.9
Commercial Services	0.8
Medical-Drugs	0.8
E-Commerce/Services	0.8
Human Resources	0.8
Apparel Manufacturers	0.7
Patient Monitoring Equipment	0.7
Wireless Equipment	0.7
Coal	0.6
Transport-Marine	0.6
Telecom Services	0.6
E-Commerce/Products	0.6
Electronic Components-Misc.	0.6
Hotels/Motels	0.6
Telecommunication Equipment	0.6
Oil Field Machinery & Equipment	0.6
Machinery-Construction & Mining	0.5
Telecom Equipment-Fiber Optics	0.5
Engineering/R&D Services	0.5
Circuit Boards	0.5
Transport-Rail	0.5
Chemicals-Plastics	0.5
Building-Heavy Construction	0.4
Medical-Biomedical/Gene	0.4
Tools-Hand Held	0.4
Medical-Hospitals	0.4
Aerospace/Defense	0.4
Machinery-Electrical	0.4
Golf	0.4
Food-Misc.	0.3
Medical Information Systems	0.3
Computer Services	0.3
Lasers-System/Components	0.3
Building-Residential/Commercial	0.3
Retail-Convenience Store	0.3
Computers-Integrated Systems	0.3
Applications Software	0.3
Retail-Sporting Goods	0.3
Paper & Related Products	0.3
Medical-Outpatient/Home Medical	0.3
Miscellaneous Manufacturing	0.3
Rubber-Tires	0.3
Retail-Pawn Shops	0.3
Electric Products-Misc.	0.3
Steel Pipe & Tube	0.3
Non-Ferrous Metals	0.2
Auto-Heavy Duty Trucks	0.2
Instruments-Scientific	0.2
Food-Wholesale/Distribution	0.2
Communications Software	0.2
Transport-Services	0.2
Food-Retail	0.2
Retail-Leisure Products	0.2
Retail-Petroleum Products	0.2
Identification Systems	0.2
Alternative Waste Technology	0.2
Oil Refining & Marketing	0.2
Building Products-Cement	0.2
Finance-Consumer Loans	0.2
Consulting Services	0.2
Data Processing/Management	0.2
Computers-Periphery Equipment	0.1
Hazardous Waste Disposal	0.1
Schools	0.1
Food-Canned	0.1
Filtration/Separation Products	0.1
Leisure Products	0.1
Wire & Cable Products	0.1
Pharmacy Services	0.1
Garden Products	0.1
Metal Products-Distribution	0.1
Multimedia	0.1
Internet Security	0.1
Electronic Measurement Instruments	0.1
Retail-Discount	0.1
Seismic Data Collection	0.1
Industrial Automated/Robotic	0.1
Diversified Operations/Commercial Services	0.1
Insurance-Life/Health	0.1
Computer Software	0.1

Seasons Series Trust Small Cap Portfolio

PORTFOLIO PROFILE — March 31, 2011 (unaudited) (continued)

Retail-Automobile	0.1%
Metal-Aluminum	0.1
Building & Construction-Misc.	0.1
Private Corrections	0.1
Entertainment Software	0.1
Airlines	0.1
Environmental Consulting & Engineering	0.1
Retail-Video Rentals	0.1
Dental Supplies & Equipment	0.1
Linen Supply & Related Items	0.1
Audio/Video Products	0.1
Auction Houses/Art Dealers	0.1
Internet Telephone	0.1
Funeral Services & Related Items	0.1
Power Converter/Supply Equipment	0.1
Telephone-Integrated	0.1
E-Services/Consulting	0.1
Physicians Practice Management	0.1
Internet Application Software	0.1
Building-Maintance & Services	0.1
Office Furnishings-Original	0.1
Engines-Internal Combustion	0.1
Home Furnishings	0.1
Instruments-Controls	0.1
Medical-Generic Drugs	0.1
Auto Repair Centers	0.1
Retail-Office Supplies	0.1
Insurance-Multi-line	0.1
Investment Companies	0.1
Disposable Medical Products	0.1
E-Marketing/Info	0.1
Machinery-Farming	0.1
Diagnostic Kits	0.1
Veterinary Diagnostics	0.1
Banks-Fiduciary	0.1
Building Products-Air & Heating	0.1
Electronic Security Devices	0.1
Physical Therapy/Rehabilitation Centers	0.1
Diversified Minerals	0.1
Agricultural Operations	0.1
Therapeutics	0.1
Storage/Warehousing	0.1
Vitamins & Nutrition Products	0.1
Poultry	0.1
Brewery	0.1
Gambling (Non-Hotel)	0.1
Broadcast Services/Program	0.1
U.S. Government Treasuries	0.1
99.1%

*  Calculated as a percentage of net assets

Seasons Series Trust Small Cap Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011

Security Description	Shares	Value (Note 3)
COMMON STOCK — 96.2%
Advanced Materials — 1.0%
Ceradyne, Inc.†	3,151	$142,047
Hexcel Corp.†	94,068	1,852,199
STR Holdings, Inc.†	5,250	100,695
		2,094,941
Aerospace/Defense — 0.4%
Aerovironment, Inc.†	1,911	66,828
Cubic Corp.	2,002	115,115
Esterline Technologies Corp.†	3,868	273,545
National Presto Industries, Inc.	662	74,594
Teledyne Technologies, Inc.†	4,650	240,451
		770,533
Aerospace/Defense-Equipment — 1.3%
AAR Corp.†	5,036	139,598
BE Aerospace, Inc.†	41,704	1,481,743
Curtiss-Wright Corp.	5,878	206,553
GenCorp, Inc.†	7,521	44,975
Kaman Corp.	3,305	116,336
Moog, Inc., Class A†	5,767	264,763
Orbital Sciences Corp.†	7,400	140,008
Triumph Group, Inc.	2,091	184,949
		2,578,925
Agricultural Operations — 0.1%
Andersons, Inc.	2,348	114,395
Airlines — 0.1%
Allegiant Travel Co.	1,906	83,502
Skywest, Inc.	6,842	115,767
		199,269
Alternative Waste Technology — 0.2%
Calgon Carbon Corp.†	7,158	113,669
Darling International, Inc.†	14,818	227,753
		341,422
Apparel Manufacturers — 0.7%
Carter's, Inc.†	7,323	209,657
Hanesbrands, Inc.†	32,710	884,478
Maidenform Brands, Inc.†	2,967	84,767
Oxford Industries, Inc.	1,766	60,380
Quiksilver, Inc.†	16,510	72,974
True Religion Apparel, Inc.†	3,216	75,480
Volcom, Inc.	2,169	40,192
		1,427,928
Applications Software — 0.3%
Ebix, Inc.†	4,878	115,365
EPIQ Systems, Inc.	18,426	264,597
Progress Software Corp.†	8,516	247,731
		627,693
Athletic Footwear — 0.0%
K-Swiss, Inc., Class A†	3,458	38,972
Auction House/Art Dealers — 0.1%
Sotheby's	3,370	177,262
Audio/Video Products — 0.1%
Audiovox Corp., Class A†	2,369	18,952
DTS, Inc.†	2,201	102,633
Universal Electronics, Inc.†	1,884	55,691
		177,276

Security Description	Shares	Value (Note 3)
Auto Repair Centers — 0.1%
Midas, Inc.†	1,802	$13,821
Monro Muffler Brake, Inc.	3,856	127,171
		140,992
Auto-Heavy Duty Trucks — 0.2%
Oshkosh Corp.†	13,330	471,615
Auto/Truck Parts & Equipment-Original — 2.3%
Dana Holding Corp.†	74,000	1,286,860
Spartan Motors, Inc.	4,216	28,922
Superior Industries International, Inc.	22,271	571,028
Titan International, Inc.	80,737	2,148,412
WABCO Holdings, Inc.†	10,730	661,397
		4,696,619
Auto/Truck Parts & Equipment-Replacement — 0.0%
Standard Motor Products, Inc.	2,474	34,215
Banks-Commercial — 6.0%
Bancorp, Inc.†	99,326	916,779
Bank of the Ozarks, Inc.	1,667	72,865
City Holding Co.	1,951	68,987
Columbia Banking System, Inc.	4,995	95,754
Community Bank System, Inc.	4,242	102,953
Cullen/Frost Bankers, Inc.	10,270	606,135
East West Bancorp, Inc.	65,374	1,435,613
First BanCorp†	2,704	13,520
First Commonwealth Financial Corp.	11,976	82,036
First Financial Bancorp	7,368	122,972
First Financial Bankshares, Inc.	2,660	136,644
First Midwest Bancorp, Inc.	9,461	111,545
First Republic Bank†	3,350	103,549
First Security Group, Inc.†	71,808	66,781
FirstMerit Corp.	35,550	606,483
Glacier Bancorp, Inc.	9,127	137,361
Hancock Holding Co.	4,378	143,774
Hanmi Financial Corp.†	19,190	23,796
Home Bancshares, Inc.	2,781	63,268
IBERIABANK Corp.	14,480	870,682
Independent Bank Corp.	2,698	72,873
Nara Bancorp., Inc.†	4,821	46,378
National Penn Bancshares, Inc.	15,559	120,427
NBT Bancorp, Inc.	4,387	99,980
Old National Bancorp	12,027	128,929
Pinnacle Financial Partners, Inc.†	4,314	71,354
PrivateBancorp, Inc.	7,426	113,544
S&T Bancorp, Inc.	3,157	68,096
Signature Bank†	34,362	1,938,017
Simmons First National Corp., Class A	2,193	59,408
Sterling Bancorp	3,917	39,209
Sterling Bancshares, Inc.	12,952	111,517
Susquehanna Bancshares, Inc.	16,496	154,238
SVB Financial Group†	18,030	1,026,448
Texas Capital Bancshares, Inc.†	4,711	122,439
Tompkins Financial Corp.	6,695	278,177
Trustco Bank Corp.	9,804	58,138
UMB Financial Corp.	3,807	142,210
Umpqua Holdings Corp.	57,063	652,801
United Bankshares, Inc.	4,872	129,205
United Community Banks, Inc.†	12,017	28,480
Whitney Holding Corp.	12,266	167,063

Seasons Series Trust Small Cap Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Banks-Commercial (continued)
Wilshire Bancorp, Inc.†	2,469	$12,098
Wintrust Financial Corp.	24,905	915,259
		12,337,785
Banks-Fiduciary — 0.1%
Boston Private Financial Holdings, Inc.	9,700	68,579
Wilmington Trust Corp.	11,604	52,450
		121,029
Brewery — 0.1%
Boston Beer Co., Inc., Class A†	1,159	107,347
Broadcast Services/Program — 0.1%
DG FastChannel, Inc.†	3,049	98,239
Building & Construction Products-Misc. — 0.9%
Drew Industries, Inc.	2,426	54,173
Gibraltar Industries, Inc.†	51,678	616,518
Louisiana-Pacific Corp.†	58,500	614,250
NCI Building Systems, Inc.†	2,178	27,595
Quanex Building Products Corp.	4,759	93,419
Simpson Manufacturing Co., Inc.	14,978	441,252
		1,847,207
Building & Construction-Misc. — 0.1%
Dycom Industries, Inc.†	4,469	77,492
Insituform Technologies, Inc., Class A†	5,001	133,777
		211,269
Building Products-Air & Heating — 0.1%
AAON, Inc.	1,510	49,679
Comfort Systems USA, Inc.	4,810	67,677
		117,356
Building Products-Cement — 0.2%
Eagle Materials, Inc.	5,611	169,789
Texas Industries, Inc.	3,532	159,752
		329,541
Building Products-Doors & Windows — 0.0%
Apogee Enterprises, Inc.	3,570	47,088
Building Products-Wood — 0.0%
Universal Forest Products, Inc.	2,456	90,012
Building-Heavy Construction — 0.4%
Granite Construction, Inc.	3,660	102,846
Orion Marine Group, Inc.†	3,427	36,806
Tutor Perini Corp.	29,950	729,582
		869,234
Building-Maintance & Services — 0.1%
ABM Industries, Inc.	6,043	153,432
Building-Mobile Home/Manufactured Housing — 0.0%
Skyline Corp.	873	17,504
Winnebago Industries, Inc.†	3,695	49,402
		66,906
Building-Residential/Commercial — 0.3%
M/I Homes, Inc.†	2,366	35,466
MDC Holdings, Inc.	5,670	143,735
Meritage Homes Corp.†	4,100	98,933
Ryland Group, Inc.	9,650	153,435

Security Description	Shares	Value (Note 3)
Building-Residential/Commercial (continued)
Standard Pacific Corp.†	12,510	$46,662
Toll Brothers, Inc.†	8,610	170,220
		648,451
Casino Hotels — 0.0%
Monarch Casino & Resort, Inc.†	1,434	14,914
Casino Services — 0.0%
Multimedia Games Holding Co., Inc.†	3,434	19,677
Shuffle Master, Inc.†	6,857	73,233
		92,910
Chemicals-Other — 0.0%
American Vanguard Corp.	2,718	23,592
Chemicals-Plastics — 0.5%
A. Schulman, Inc.	17,597	434,998
PolyOne Corp.	34,254	486,749
		921,747
Chemicals-Specialty — 1.1%
Arch Chemicals, Inc.	3,192	132,755
Balchem Corp.	3,652	137,023
Ferro Corp.†	91,450	1,517,156
H.B. Fuller Co.	6,238	133,992
OM Group, Inc.†	3,919	143,200
Quaker Chemical Corp.	1,460	58,648
Stepan Co.	988	71,630
Zep, Inc.	2,772	48,261
		2,242,665
Circuit Boards — 0.5%
Park Electrochemical Corp.	28,958	933,896
TTM Technologies, Inc.†	5,488	99,662
		1,033,558
Coal — 0.6%
International Coal Group, Inc.†	115,000	1,299,500
Coffee — 0.0%
Peet's Coffee & Tea, Inc.†	1,658	79,733
Collectibles — 0.0%
RC2 Corp.†	2,749	77,247
Commercial Services — 0.8%
Arbitron, Inc.	3,436	137,543
Healthcare Services Group, Inc.	8,404	147,742
HMS Holdings Corp.†	3,538	289,585
Live Nation Entertainment, Inc.†	19,830	198,300
Medifast, Inc.†	1,703	33,634
Pre-Paid Legal Services, Inc.†	1,239	81,774
StarTek, Inc.†	1,516	7,641
Steiner Leisure, Ltd.†	16,080	743,861
TeleTech Holdings, Inc.†	3,542	68,644
		1,708,724
Commercial Services-Finance — 1.0%
Cardtronics, Inc.†	85,475	1,739,416
Heartland Payment Systems, Inc.	4,876	85,476
Wright Express Corp.†	4,878	252,876
		2,077,768

Seasons Series Trust Small Cap Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Communications Software — 0.2%
Digi International, Inc.†	34,648	$365,883
Smith Micro Software, Inc.†	3,906	36,560
		402,443
Computer Aided Design — 1.4%
Aspen Technology, Inc.†	97,300	1,458,527
Parametric Technology Corp.†	66,100	1,486,589
		2,945,116
Computer Services — 0.3%
CACI International, Inc., Class A†	3,859	236,634
CIBER, Inc.†	9,007	60,347
iGate Corp.	3,713	69,693
Insight Enterprises, Inc.†	5,884	100,205
Manhattan Associates, Inc.†	2,771	90,667
SYKES Enterprises, Inc.†	5,198	102,764
		660,310
Computer Software — 0.1%
Avid Technology, Inc.†	3,679	82,042
Blackbaud, Inc.	5,648	153,851
		235,893
Computers-Integrated Systems — 0.3%
Agilysys, Inc.†	2,487	14,275
Integral Systems, Inc.†	2,241	27,273
Mercury Computer Systems, Inc.†	3,826	80,958
MTS Systems Corp.	1,947	88,686
NCI, Inc., Class A†	1,006	24,516
Netscout Systems, Inc.†	4,449	121,547
Radiant Systems, Inc.†	4,257	75,349
Radisys Corp.†	3,091	26,768
Stratasys, Inc.†	2,676	125,772
Super Micro Computer, Inc.†	3,218	51,617
		636,761
Computers-Memory Devices — 0.0%
Hutchinson Technology, Inc.†	2,966	8,364
Computers-Periphery Equipment — 0.1%
Rimage Corp.	11,570	186,856
Synaptics, Inc.†	4,302	116,240
		303,096
Consulting Services — 0.2%
Forrester Research, Inc.	1,850	70,836
MAXIMUS, Inc.	2,179	176,869
Navigant Consulting, Inc.†	6,549	65,425
		313,130
Consumer Products-Misc. — 1.1%
Blyth, Inc.	689	22,386
Central Garden and Pet Co., Class A†	48,567	447,302
Helen of Troy, Ltd.†	3,898	114,601
Jarden Corp.	41,650	1,481,491
Kid Brands, Inc.†	2,735	20,102
Prestige Brands Holdings, Inc.†	6,375	73,313
WD-40 Co.	2,166	91,708
		2,250,903

Security Description	Shares	Value (Note 3)
Data Processing/Management — 0.2%
CommVault Systems, Inc.†	5,533	$220,656
CSG Systems International, Inc.†	4,395	87,636
		308,292
Decision Support Software — 0.0%
Interactive Intelligence, Inc.†	1,696	65,652
Dental Supplies & Equipment — 0.1%
Align Technology, Inc.†	8,684	177,848
Diagnostic Equipment — 0.0%
Affymetrix, Inc.†	8,953	46,645
Diagnostic Kits — 0.1%
Meridian Bioscience, Inc.	5,200	124,748
Disposable Medical Products — 0.1%
ICU Medical, Inc.†	1,509	66,064
Merit Medical Systems, Inc.†	3,594	70,514
		136,578
Distribution/Wholesale — 1.0%
Brightpoint, Inc.†	8,627	93,517
Fossil, Inc.†	11,040	1,033,896
MWI Veterinary Supply, Inc.†	1,589	128,200
Pool Corp.	6,200	149,482
Scansource, Inc.†	3,413	129,660
School Specialty, Inc.†	2,036	29,115
United Stationers, Inc.	7,999	568,329
		2,132,199
Diversified Manufacturing Operations — 1.8%
A.O. Smith Corp.	4,247	188,312
Actuant Corp., Class A	8,694	252,126
AZZ, Inc.	1,586	72,322
Barnes Group, Inc.	5,724	119,517
Crane Co.	35,200	1,704,736
EnPro Industries, Inc.†	2,614	94,940
ESCO Technologies, Inc.	3,371	128,604
Federal Signal Corp.	7,896	51,403
Griffon Corp.†	5,913	77,638
Koppers Holdings, Inc.	17,437	744,560
LSB Industries, Inc.†	2,068	81,975
Lydall, Inc.†	2,175	19,336
Standex International Corp.	1,586	60,093
Tredegar Corp.	2,914	62,884
		3,658,446
Diversified Minerals — 0.1%
AMCOL International Corp.	3,222	115,928
Diversified Operations/Commercial Services — 0.1%
Chemed Corp.	2,681	178,581
Viad Corp.	2,566	61,430
		240,011
E-Commerce/Products — 0.6%
Blue Nile, Inc.†	1,850	99,882
MercadoLibre, Inc.	13,100	1,069,353
Nutrisystem, Inc.	3,401	49,280
Stamps.com, Inc.	1,511	20,172
		1,238,687

Seasons Series Trust Small Cap Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
E-Commerce/Services — 0.8%
IAC/InterActive Corp.†	52,200	$1,612,458
United Online, Inc.	11,170	70,427
		1,682,885
E-Marketing/Info — 0.1%
comScore, Inc.†	3,231	95,347
Liquidity Services, Inc.†	2,206	39,399
		134,746
E-Services/Consulting — 0.1%
Perficient, Inc.†	3,760	45,158
Websense, Inc.†	5,155	118,410
		163,568
Electric Products-Misc. — 0.3%
GrafTech International, Ltd.†	17,550	362,057
Littelfuse, Inc.	2,862	163,420
		525,477
Electric-Integrated — 1.2%
Allete, Inc.	3,954	154,087
Avista Corp.	7,269	168,132
Central Vermont Public Service Corp.	1,664	38,754
CH Energy Group, Inc.	1,991	100,625
Cleco Corp.	7,300	250,317
El Paso Electric Co.†	5,410	164,464
MGE Energy, Inc.	9,050	366,434
NorthWestern Corp.	4,599	139,350
Portland General Electric Co.	16,680	396,484
UIL Holdings Corp.	6,405	195,481
Unisource Energy Corp.	14,876	537,470
		2,511,598
Electronic Components-Misc. — 0.6%
AVX Corp.	22,070	329,064
Bel Fuse, Inc., Class B	8,955	197,099
Benchmark Electronics, Inc.†	7,760	147,207
CTS Corp.	4,356	47,045
Daktronics, Inc.	4,484	48,203
Methode Electronics, Inc.	4,688	56,631
OSI Systems, Inc.†	2,403	90,185
Plexus Corp.†	5,145	180,384
Pulse Electronics Corp.	5,266	31,859
Rogers Corp.†	2,014	90,751
		1,218,428
Electronic Components-Semiconductors — 1.3%
Ceva, Inc.†	2,793	74,657
Diodes, Inc.†	4,605	156,846
DSP Group, Inc.†	2,965	22,830
Kopin Corp.†	8,237	37,808
Microsemi Corp.†	10,883	225,387
Monolithic Power Systems, Inc.†	4,482	63,600
ON Semiconductor Corp.†	33,000	325,710
QLogic Corp.†	87,612	1,625,203
Supertex, Inc.†	1,648	36,717
Volterra Semiconductor Corp.†	3,095	76,849
		2,645,607

Security Description	Shares	Value (Note 3)
Electronic Measurement Instruments — 0.1%
Analogic Corp.	1,626	$91,950
Badger Meter, Inc.	1,910	78,711
FARO Technologies, Inc.†	2,058	82,320
		252,981
Electronic Security Devices — 0.1%
American Science & Engineering, Inc.	1,152	106,399
LoJack Corp.†	2,322	10,890
		117,289
Energy-Alternate Sources — 0.0%
Headwaters, Inc.†	7,710	45,489
Engineering/R&D Services — 0.5%
EMCOR Group, Inc.†	31,306	969,547
Exponent, Inc.†	1,782	79,495
		1,049,042
Engines-Internal Combustion — 0.1%
Briggs & Stratton Corp.	6,388	144,688
Enterprise Software/Service — 3.0%
Ariba, Inc.†	63,258	2,159,628
Epicor Software Corp.†	5,871	64,992
JDA Software Group, Inc.†	5,358	162,133
Lawson Software, Inc.†	123,110	1,489,631
MicroStrategy, Inc., Class A†	1,042	140,128
Omnicell, Inc.†	4,184	63,764
RightNow Technologies, Inc.†	3,022	94,589
SYNNEX Corp.†	3,041	99,532
Taleo Corp., Class A†	53,095	1,892,837
Tyler Technologies, Inc.†	3,167	75,089
		6,242,323
Entertainment Software — 0.1%
Take-Two Interactive Software, Inc.†	10,855	166,842
THQ, Inc.†	8,636	39,380
		206,222
Environmental Consulting & Engineering — 0.1%
Tetra Tech, Inc.†	7,906	195,199
Filtration/Separation Products — 0.1%
CLARCOR, Inc.	6,394	287,282
Finance-Consumer Loans — 0.2%
Portfolio Recovery Associates, Inc.†	2,171	184,817
World Acceptance Corp.†	2,010	131,052
		315,869
Finance-Investment Banker/Broker — 1.3%
Duff & Phelps Corp., Class A	22,870	365,463
Interactive Brokers Group, Inc., Class A	5,360	85,170
Investment Technology Group, Inc.†	5,279	96,025
LaBranche & Co., Inc.†	4,572	17,968
optionsXpress Holdings, Inc.	5,398	98,837
Piper Jaffray Cos., Inc.†	1,845	76,438
Raymond James Financial, Inc.	18,190	695,586
Stifel Financial Corp.†	16,591	1,191,068
SWS Group, Inc.	3,718	22,568
TradeStation Group, Inc.†	5,075	35,627
		2,684,750

Seasons Series Trust Small Cap Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Firearms & Ammunition — 0.0%
Sturm Ruger & Co., Inc.	2,374	$54,531
Food-Canned — 0.1%
Seneca Foods Corp., Class A†	1,162	34,709
TreeHouse Foods, Inc.†	4,498	255,801
		290,510
Food-Misc. — 0.3%
B&G Foods, Inc.	6,079	114,103
Cal-Maine Foods, Inc.	1,695	50,003
Diamond Foods, Inc.	2,789	155,626
Hain Celestial Group, Inc.†	5,460	176,249
J&J Snack Foods Corp.	1,815	85,432
Snyders-Lance, Inc.	5,986	118,822
		700,235
Food-Retail — 0.2%
Weis Markets, Inc.	9,240	373,850
Food-Wholesale/Distribution — 0.2%
Calavo Growers, Inc.	1,530	33,430
Nash Finch Co.	1,537	58,314
Spartan Stores, Inc.	2,873	42,492
United Natural Foods, Inc.†	6,116	274,119
		408,355
Footwear & Related Apparel — 0.9%
CROCS, Inc.†	11,257	200,825
Iconix Brand Group, Inc.†	9,241	198,497
Skechers U.S.A., Inc., Class A†	4,345	89,246
Steven Madden, Ltd.†	2,951	138,491
Timberland Co., Class A†	23,670	977,334
Wolverine World Wide, Inc.	6,297	234,752
		1,839,145
Forestry — 0.0%
Deltic Timber Corp.	1,365	91,237
Funeral Services & Related Items — 0.1%
Hillenbrand, Inc.	7,951	170,947
Gambling (Non-Hotel) — 0.1%
Pinnacle Entertainment, Inc.†	7,855	106,985
Garden Products — 0.1%
Toro Co.	3,940	260,907
Gas-Distribution — 1.1%
Laclede Group, Inc.	7,461	284,264
New Jersey Resources Corp.	11,622	499,165
Northwest Natural Gas Co.	10,980	506,508
Piedmont Natural Gas Co., Inc.	9,192	278,977
South Jersey Industries, Inc.	3,793	212,294
Southwest Gas Corp.	5,811	226,455
WGL Holdings, Inc.	4,120	160,680
		2,168,343
Golf — 0.4%
Callaway Golf Co.	106,117	723,718
Hazardous Waste Disposal — 0.1%
EnergySolutions, Inc.	50,577	301,439
Health Care Cost Containment — 0.0%
Corvel Corp.†	826	43,927

Security Description	Shares	Value (Note 3)
Home Furnishings — 0.1%
Ethan Allen Interiors, Inc.	3,646	$79,847
La-Z-Boy, Inc.†	6,583	62,868
		142,715
Hotels/Motels — 0.6%
Gaylord Entertainment Co.†	30,900	1,071,612
Marcus Corp.	2,747	29,942
Morgans Hotel Group Co.†	11,566	113,347
		1,214,901
Human Resources — 0.8%
AMN Healthcare Services, Inc.†	4,963	42,980
CDI Corp.	1,923	28,441
Cross Country Healthcare, Inc.†	25,968	203,329
Heidrick & Struggles International, Inc.	2,226	61,950
Hudson Highland Group, Inc.†	30,820	200,330
Insperity, Inc.	2,851	86,613
Kelly Services, Inc., Class A†	3,588	77,895
Korn/Ferry International†	8,850	197,090
On Assignment, Inc.†	4,641	43,904
SFN Group, Inc.†	6,486	91,388
TrueBlue, Inc.†	37,798	634,628
		1,668,548
Identification Systems — 0.2%
Brady Corp., Class A	6,687	238,659
Checkpoint Systems, Inc.†	5,061	113,771
		352,430
Industrial Automated/Robotic — 0.1%
Cognex Corp.	5,231	147,776
Gerber Scientific, Inc.†	3,191	29,868
Intermec, Inc.†	6,117	66,002
		243,646
Instruments-Controls — 0.1%
Watts Water Technologies, Inc., Class A	3,716	141,914
Instruments-Scientific — 0.2%
Dionex Corp.†	2,218	261,835
FEI Co.†	4,894	165,026
		426,861
Insurance Brokers — 0.0%
eHealth, Inc.†	2,817	37,466
Insurance-Life/Health — 0.1%
Delphi Financial Group, Inc., Class A	6,922	212,575
Presidential Life Corp.	2,703	25,759
		238,334
Insurance-Multi-line — 0.1%
Horace Mann Educators Corp.	5,048	84,806
United Fire & Casualty Co.	2,693	54,426
		139,232
Insurance-Property/Casualty — 1.8%
AMERISAFE, Inc.†	2,309	51,052
Arch Capital Group, Ltd.†	6,070	602,083
CNA Surety Corp.†	27,867	703,920
EMC Insurance Group, Inc.	13,540	336,198
Employers Holdings, Inc.	4,882	100,862

Seasons Series Trust Small Cap Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Insurance-Property/Casualty (continued)
Infinity Property & Casualty Corp.	1,575	$93,697
Meadowbrook Insurance Group, Inc.	89,697	928,364
Navigators Group Inc†	1,579	81,319
ProAssurance Corp.†	3,871	245,305
RLI Corp.	2,108	121,526
Safety Insurance Group, Inc.	1,909	88,024
Selective Insurance Group, Inc.	6,845	118,419
Stewart Information Services Corp.	2,416	25,320
Tower Group, Inc.	5,265	126,518
		3,622,607
Internet Application Software — 0.1%
DealerTrack Holdings, Inc.†	5,186	119,070
eResearchTechnology, Inc.†	5,479	37,093
		156,163
Internet Connectivity Services — 0.0%
PC-Tel, Inc.†	2,321	17,802
Internet Content-Information/News — 0.0%
Knot, Inc.†	3,883	46,790
Internet Security — 0.1%
Blue Coat Systems, Inc.†	5,521	155,471
Sourcefire, Inc.†	3,555	97,798
		253,269
Internet Telephone — 0.1%
j2 Global Communications, Inc.†	5,824	171,866
Investment Companies — 0.1%
Prospect Capital Corp.	11,194	136,679
Investment Management/Advisor Services — 1.9%
Affiliated Managers Group, Inc.†	19,976	2,184,775
Artio Global Investors, Inc.	59,730	965,237
Cohen & Steers, Inc.	3,850	114,268
National Financial Partners Corp.†	5,528	81,538
Waddell & Reed Financial, Inc., Class A	11,180	454,020
		3,799,838
Lasers-System/Components — 0.3%
Cymer, Inc.†	3,827	216,532
Electro Scientific Industries, Inc.†	3,041	52,792
II-VI, Inc.†	3,242	161,289
Newport Corp.†	4,692	83,658
Rofin-Sinar Technologies, Inc.†	3,621	143,030
		657,301
Leisure Products — 0.1%
Brunswick Corp.	11,288	287,054
Linen Supply & Related Items — 0.1%
G&K Services, Inc., Class A	2,372	78,869
UniFirst Corp.	1,863	98,758
		177,627
Machinery-Construction & Mining — 0.5%
Astec Industries, Inc.†	2,530	94,344
Terex Corp.†	27,242	1,009,043
		1,103,387
Machinery-Electrical — 0.4%
Regal-Beloit Corp.	9,940	733,870

Security Description	Shares	Value (Note 3)
Machinery-Farming — 0.1%
Lindsay Corp.	1,592	$125,800
Machinery-General Industrial — 1.0%
Albany International Corp., Class A	17,464	434,854
Altra Holdings, Inc.†	46,920	1,108,250
Applied Industrial Technologies, Inc.	4,795	159,482
Intevac, Inc.†	2,889	35,910
Robbins & Myers, Inc.	5,763	265,040
		2,003,536
Machinery-Material Handling — 0.0%
Cascade Corp.	1,169	52,114
Medical Information Systems — 0.3%
Computer Programs & Systems, Inc.	1,391	89,413
MedQuist Holdings, Inc.†	36,040	375,537
Quality Systems, Inc.	2,427	202,266
		667,216
Medical Instruments — 1.4%
Abaxis, Inc.†	2,858	82,425
CONMED Corp.†	3,588	94,293
CryoLife, Inc.†	3,516	21,447
Integra LifeSciences Holdings Corp.†	2,614	123,956
Kensey Nash Corp.†	1,082	26,953
Natus Medical, Inc.†	3,669	61,639
NuVasive, Inc.†	54,600	1,382,472
SurModics, Inc.†	2,220	27,750
Symmetry Medical, Inc.†	4,562	44,707
Volcano Corp.†	40,990	1,049,344
		2,914,986
Medical Labs & Testing Services — 0.0%
Bio-Reference Labs, Inc.†	3,110	69,788
Medical Laser Systems — 0.0%
LCA-Vision, Inc.†	2,376	16,038
Palomar Medical Technologies, Inc.†	2,402	35,670
		51,708
Medical Products — 1.3%
American Medical Systems Holdings, Inc.†	9,749	210,968
Cantel Medical Corp.	1,624	41,818
Cyberonics, Inc.†	3,094	98,420
Greatbatch, Inc.†	2,963	78,401
Haemonetics Corp.†	3,226	211,432
Hanger Orthopedic Group, Inc.†	4,213	109,664
Invacare Corp.	4,112	127,965
PSS World Medical, Inc.†	51,024	1,385,302
West Pharmaceutical Services, Inc.	4,232	189,467
Zoll Medical Corp.†	2,749	123,183
		2,576,620
Medical-Biomedical/Gene — 0.4%
Arqule, Inc.†	5,594	40,053
Cambrex Corp.†	3,741	20,576
Cubist Pharmaceuticals, Inc.†	7,545	190,436
Emergent Biosolutions, Inc.†	2,732	66,005
Enzo Biochem, Inc.†	21,102	88,417
Regeneron Pharmaceuticals, Inc.†	9,362	420,728
		826,215

Seasons Series Trust Small Cap Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Medical-Drugs — 0.8%
Hi-Tech Pharmacal Co., Inc.†	1,295	$26,068
PharMerica Corp.†	3,726	42,625
Salix Pharmaceuticals, Ltd.†	7,383	258,627
Savient Pharmaceuticals, Inc.†	8,994	95,336
Viropharma, Inc.†	64,524	1,284,028
		1,706,684
Medical-Generic Drugs — 0.1%
Par Pharmaceutical Cos., Inc.†	4,556	141,600
Medical-HMO — 1.3%
AMERIGROUP Corp.†	6,282	403,618
Centene Corp.†	50,892	1,678,418
Healthspring, Inc.†	8,294	309,947
Magellan Health Services, Inc.†	4,196	205,940
Molina Healthcare, Inc.†	2,169	86,760
		2,684,683
Medical-Hospitals — 0.4%
LifePoint Hospitals, Inc.†	14,190	570,154
MedCath Corp.†	2,577	35,949
Select Medical Holdings Corp.†	22,760	183,446
		789,549
Medical-Nursing Homes — 0.0%
Ensign Group, Inc.	1,667	53,227
Medical-Outpatient/Home Medical — 0.3%
Air Methods Corp.†	1,416	95,226
Almost Family, Inc.†	1,056	39,748
Amedisys, Inc.†	3,743	131,005
Amsurg Corp.†	3,973	101,073
Gentiva Health Services, Inc.†	3,792	106,290
LHC Group, Inc.†	1,991	59,730
		533,072
Metal Processors & Fabrication — 1.7%
CIRCOR International, Inc.	2,173	102,174
Haynes International, Inc.	16,640	922,688
Kaydon Corp.	17,103	670,267
Mueller Industries, Inc.	16,709	611,884
RBC Bearings, Inc.†	21,483	821,295
RTI International Metals, Inc.†	14,289	445,102
		3,573,410
Metal Products-Distribution — 0.1%
A.M. Castle & Co.†	2,127	40,158
Lawson Products, Inc.	509	11,727
Olympic Steel, Inc.	6,262	205,456
		257,341
Metal-Aluminum — 0.1%
Century Aluminum Co.†	7,180	134,122
Kaiser Aluminum Corp.	1,878	92,492
		226,614
Miscellaneous Manufacturing — 0.3%
Aptargroup, Inc.	8,520	427,107
John Bean Technologies Corp.	3,635	69,901
Movado Group, Inc.†	2,198	32,267
		529,275

Security Description	Shares	Value (Note 3)
Multimedia — 0.1%
Demand Media, Inc.†	9,104	$214,399
EW Scripps Co., Class A†	3,933	38,937
		253,336
Networking Products — 2.1%
Anixter International, Inc.	3,599	251,534
Black Box Corp.	12,455	437,793
LogMeIn, Inc.†	2,096	88,367
Netgear, Inc.†	42,038	1,363,713
Polycom, Inc.†	43,000	2,229,550
		4,370,957
Non-Ferrous Metals — 0.2%
Horsehead Holding Corp.†	21,700	369,985
Materion Corp.†	2,584	105,427
		475,412
Office Furnishings-Original — 0.1%
Interface, Inc. Class A	8,158	150,841
Office Supplies & Forms — 0.0%
Standard Register Co.	1,617	5,368
Oil & Gas Drilling — 0.0%
Pioneer Drilling Co.†	6,884	94,999
Oil Companies-Exploration & Production — 3.5%
Approach Resources, Inc.†	35,000	1,176,000
Bill Barrett Corp.†	17,920	715,187
Carrizo Oil & Gas, Inc.†	19,130	706,471
Contango Oil & Gas Co.†	1,630	103,081
Denbury Resources, Inc.†	23,070	562,908
Georesources, Inc.†	2,307	72,140
Gulfport Energy Corp.†	4,716	170,483
Penn Virginia Corp.	5,787	98,148
PetroCorp, Inc.†(1)(2)	154	0
Petroleum Development Corp.†	2,978	142,974
Petroquest Energy, Inc.†	30,240	283,047
Resolute Energy Corp.†	62,400	1,131,936
Rex Energy Corp.†	26,891	313,280
SM Energy Co.	8,300	615,777
Stone Energy Corp.†	6,220	207,561
Swift Energy Co.†	5,337	227,783
Triangle Petroleum Corp.†	87,600	727,080
		7,253,856
Oil Field Machinery & Equipment — 0.6%
Gulf Island Fabrication, Inc.	13,061	420,172
Lufkin Industries, Inc.	3,899	364,440
Natural Gas Services Group, Inc.†	19,290	342,590
		1,127,202
Oil Refining & Marketing — 0.2%
Holly Corp.	5,611	340,924
Oil-Field Services — 2.7%
Basic Energy Services, Inc.†	2,957	75,433
Cal Dive International, Inc.†	48,310	337,204
CARBO Ceramics, Inc.	2,410	340,099
Hornbeck Offshore Services, Inc.†	2,954	91,131
Key Energy Services, Inc.†	82,508	1,282,999
Matrix Service Co.†	58,093	807,492
Oil States International, Inc.†	6,456	491,560

Seasons Series Trust Small Cap Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Oil-Field Services (continued)
SEACOR Holdings, Inc.	2,719	$251,399
Superior Energy Services, Inc.†	31,900	1,307,900
Tetra Technologies, Inc.†	34,942	538,107
		5,523,324
Paper & Related Products — 0.3%
Buckeye Technologies, Inc.	4,904	133,536
Clearwater Paper Corp.†	1,457	118,600
KapStone Paper and Packaging Corp.†	4,847	83,223
Neenah Paper, Inc.	1,888	41,479
Schweitzer-Mauduit International, Inc.	2,192	110,937
Wausau Paper Corp.	6,237	47,651
		535,426
Patient Monitoring Equipment — 0.7%
Insulet Corp.†	68,100	1,404,222
Pharmacy Services — 0.1%
Catalyst Health Solutions, Inc.†	4,968	277,860
Physical Therapy/Rehabilitation Centers — 0.1%
RehabCare Group, Inc.†	3,162	116,583
Physicians Practice Management — 0.1%
Healthways, Inc.†	4,318	66,368
IPC The Hospitalist Co., Inc.†	2,072	94,089
		160,457
Poultry — 0.1%
Sanderson Farms, Inc.	2,386	109,565
Power Converter/Supply Equipment — 0.1%
Advanced Energy Industries, Inc.†	4,908	80,246
Powell Industries, Inc.†	1,131	44,607
Vicor Corp.	2,492	41,093
		165,946
Printing-Commercial — 0.9%
Consolidated Graphics, Inc.†	1,262	68,943
VistaPrint NV†	33,147	1,720,329
		1,789,272
Private Corrections — 0.1%
Geo Group, Inc.†	8,179	209,710
Protection/Safety — 0.0%
Landauer, Inc.	1,194	73,455
Publishing-Newspapers — 0.0%
Dolan Co†	3,872	47,006
Real Estate Investment Trusts — 5.0%
Acadia Realty Trust	5,117	96,814
BioMed Realty Trust, Inc.	54,273	1,032,272
Campus Crest Communities, Inc.	23,690	280,253
Cedar Shopping Centers, Inc.	5,967	35,981
Cogdell Spencer, Inc.	44,480	264,211
Colonial Properties Trust	10,271	197,717
Corporate Office Properties Trust	7,730	279,362
Cousins Properties, Inc.	40,063	334,526
DiamondRock Hospitality Co.	21,194	236,737
EastGroup Properties, Inc.	11,133	489,518
Entertainment Properties Trust	5,899	276,191
Extra Space Storage, Inc.	11,163	231,186
Franklin Street Properties Corp.	8,992	126,517
Getty Realty Corp.	3,178	72,713

Security Description	Shares	Value (Note 3)
Real Estate Investment Trusts (continued)
Healthcare Realty Trust, Inc.	8,530	$193,631
Hersha Hospitality Trust	57,580	342,025
Home Properties, Inc.	4,820	284,139
Inland Real Estate Corp.	9,704	92,576
Kilroy Realty Corp.	6,653	258,336
Kite Realty Group Trust	8,039	42,687
LaSalle Hotel Properties	29,894	807,138
Lexington Realty Trust	16,031	149,890
LTC Properties, Inc.	3,788	107,352
Medical Properties Trust, Inc.	14,169	163,935
Mid-America Apartment Communities, Inc.	14,163	909,265
National Retail Properties, Inc.	10,631	277,788
Parkway Properties, Inc.	2,788	47,396
Pebblebrook Hotel Trust	33,880	750,442
Pennsylvania Real Estate Investment Trust	7,036	100,404
Post Properties, Inc.	6,248	245,234
PS Business Parks, Inc.	2,380	137,897
Saul Centers, Inc.	4,691	208,984
Senior Housing Properties Trust	5,590	128,794
Sovran Self Storage, Inc.	3,511	138,860
Tanger Factory Outlet Centers	10,313	270,613
Two Harbors Investment Corp.	31,810	333,051
Universal Health Realty Income Trust	1,606	65,091
Urstadt Biddle Properties, Inc., Class A	2,962	56,337
Washington Real Estate Investment Trust	3,870	120,318
		10,186,181
Real Estate Management/Services — 1.3%
CB Richard Ellis Group, Inc., Class A†	27,610	737,187
HFF, Inc., Class A†	68,690	1,033,097
Jones Lang LaSalle, Inc.	9,220	919,603
		2,689,887
Real Estate Operations & Development — 0.0%
Forestar Group, Inc.†	4,495	85,495
Recreational Vehicles — 0.0%
Arctic Cat, Inc.†	1,554	24,165
Research & Development — 0.9%
Kendle International, Inc.†	1,894	20,285
Parexel International Corp.†	69,838	1,738,966
		1,759,251
Retail-Apparel/Shoe — 2.3%
Brown Shoe Co., Inc.	5,568	68,041
Buckle, Inc.	3,322	134,209
Cato Corp., Class A	29,505	722,873
Children's Place Retail Stores, Inc.†	20,217	1,007,413
Christopher & Banks Corp.	4,525	29,322
Finish Line, Inc., Class A	56,540	1,122,319
Genesco, Inc.†	2,998	120,520
Guess?, Inc.	27,600	1,086,060
HOT Topic, Inc.	5,659	32,256
JOS. A. Bank Clothiers, Inc.†	3,506	178,385
Liz Claiborne, Inc.†	12,000	64,680
Men's Wearhouse, Inc.	6,704	181,410
Stein Mart, Inc.	3,421	34,586
		4,782,074

Seasons Series Trust Small Cap Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Retail-Auto Parts — 0.0%
PEP Boys-Manny Moe & Jack	6,666	$84,725
Retail-Automobile — 0.1%
Group 1 Automotive, Inc.	3,021	129,299
Lithia Motors, Inc., Class A	2,774	40,445
Sonic Automotive, Inc., Class A	4,489	62,891
		232,635
Retail-Building Products — 0.0%
Lumber Liquidators Holdings, Inc.†	2,979	74,445
Retail-Catalog Shopping — 0.0%
Coldwater Creek, Inc.†	7,623	20,125
Retail-Convenience Store — 0.3%
Casey's General Stores, Inc.	4,817	187,863
Pantry, Inc.†	30,802	456,794
		644,657
Retail-Discount — 0.1%
Fred's, Inc., Class A	4,985	66,400
HSN, Inc.†	4,934	158,036
Tuesday Morning Corp.†	4,647	22,771
		247,207
Retail-Home Furnishings — 0.0%
Haverty Furniture Cos., Inc.	2,359	31,280
Kirkland's, Inc.†	1,995	30,803
		62,083
Retail-Jewelry — 0.0%
Zale Corp.†	2,936	11,715
Retail-Leisure Products — 0.2%
MarineMax, Inc.†	37,683	371,554
Retail-Office Supplies — 0.1%
OfficeMax, Inc.†	10,795	139,687
Retail-Pawn Shops — 0.3%
Cash America International, Inc.	3,756	172,964
EzCorp, Inc., Class A†	6,336	198,887
First Cash Financial Services, Inc.†	3,981	153,666
		525,517
Retail-Pet Food & Supplies — 0.0%
PetMed Express, Inc.	2,858	45,328
Retail-Petroleum Products — 0.2%
World Fuel Services Corp.	8,833	358,708
Retail-Regional Department Stores — 0.0%
Stage Stores, Inc.	4,648	89,335
Retail-Restaurants — 0.9%
Biglari Holdings, Inc.†	182	77,086
BJ's Restaurants, Inc.†	2,890	113,664
Buffalo Wild Wings, Inc.†	2,313	125,897
California Pizza Kitchen, Inc.†	23,599	398,351
CEC Entertainment, Inc.	2,580	97,343
Cracker Barrel Old Country Store, Inc.	2,941	144,521
DineEquity, Inc.†	1,993	109,575
Jack in the Box, Inc.†	6,443	146,127
O'Charley's, Inc.†	2,404	14,352
Papa John's International, Inc.†	2,541	80,473
PF Chang's China Bistro, Inc.	2,898	133,859

Security Description	Shares	Value (Note 3)
Retail-Restaurants (continued)
Red Robin Gourmet Burgers, Inc.†	1,982	$53,316
Ruby Tuesday, Inc.†	8,244	108,079
Ruth's Hospitality Group, Inc.†	3,926	20,258
Sonic Corp.†	7,824	70,807
Texas Roadhouse, Inc.	7,448	126,542
		1,820,250
Retail-Sporting Goods — 0.3%
Big 5 Sporting Goods Corp.	2,772	33,043
Cabela's, Inc.†	5,123	128,126
Hibbett Sports, Inc.†	3,547	127,018
Zumiez, Inc.†	12,619	333,520
		621,707
Retail-Video Rentals — 0.1%
Coinstar, Inc.†	4,040	185,517
Rubber-Tires — 0.3%
Cooper Tire & Rubber Co.	20,480	527,360
Rubber/Plastic Products — 0.0%
Myers Industries, Inc.	4,483	44,516
Savings & Loans/Thrifts — 1.2%
Bank Mutual Corp.	5,809	24,572
BankUnited, Inc.	58,800	1,688,148
Brookline Bancorp, Inc.	7,497	78,944
Dime Community Bancshares, Inc.	3,512	51,837
People's United Financial, Inc.	19,900	250,342
Provident Financial Services, Inc.	6,540	96,792
Westfield Financial, Inc.	26,950	244,167
		2,434,802
Schools — 0.1%
American Public Education, Inc.†	2,362	95,543
Capella Education Co.†	2,070	103,065
Corinthian Colleges, Inc.†	10,733	47,440
Universal Technical Institute, Inc.	2,659	51,718
		297,766
Seismic Data Collection — 0.1%
ION Geophysical Corp.†	19,422	246,465
Semiconductor Components-Integrated Circuits — 1.1%
Cypress Semiconductor Corp.†	55,800	1,081,404
Exar Corp.†	62,360	375,407
Hittite Microwave Corp.†	3,173	202,342
Micrel, Inc.	6,370	85,868
Pericom Semiconductor Corp.†	3,167	32,842
Power Integrations, Inc.	3,647	139,789
Sigma Designs, Inc.†	3,504	45,377
Standard Microsystems Corp.†	2,903	71,588
TriQuint Semiconductor, Inc.†	20,649	266,579
		2,301,196
Semiconductor Equipment — 1.1%
ATMI, Inc.†	4,008	75,671
Brooks Automation, Inc.†	8,302	113,986
Cabot Microelectronics Corp.†	2,950	154,138
Cohu, Inc.	3,046	46,787
Kulicke & Soffa Industries, Inc.†	9,063	84,739
MKS Instruments, Inc.	6,566	218,648
Rudolph Technologies, Inc.†	3,991	43,662
Tessera Technologies, Inc.†	6,478	118,288

Seasons Series Trust Small Cap Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Semiconductor Equipment (continued)
Ultratech, Inc.†	3,183	$93,580
Varian Semiconductor Equipment Associates, Inc.†	11,660	567,492
Veeco Instruments, Inc.†	5,155	262,080
Verigy, Ltd.†	27,700	390,293
		2,169,364
Steel Pipe & Tube — 0.3%
Mueller Water Products, Inc., Class A	114,050	510,944
Steel-Producers — 1.6%
Carpenter Technology Corp.	46,575	1,989,218
Steel Dynamics, Inc.	67,600	1,268,852
		3,258,070
Storage/Warehousing — 0.1%
Mobile Mini, Inc.†	4,669	112,149
Telecom Equipment-Fiber Optics — 0.5%
Finisar Corp.†	36,573	899,696
Harmonic, Inc.†	12,574	117,944
Oplink Communications, Inc.†	2,529	49,290
		1,066,930
Telecom Services — 0.6%
Advanced Radio Telecom Corp.†(1)(2)	200	0
Cbeyond, Inc.†	3,913	45,665
Neutral Tandem, Inc.†	4,214	62,156
NTELOS Holdings Corp.	3,782	69,627
USA Mobility, Inc.	2,801	40,586
Vonage Holdings Corp.†	225,800	1,029,648
		1,247,682
Telecommunication Equipment — 0.6%
Arris Group, Inc.†	15,411	196,336
Comtech Telecommunications Corp.	3,487	94,777
Network Equipment Technologies, Inc.†	3,836	14,462
Plantronics, Inc.	21,580	790,260
Symmetricom, Inc.†	5,516	33,813
Tekelec†	8,717	70,782
Tollgrade Communications, Inc.†	1,354	13,648
		1,214,078
Telephone-Integrated — 0.1%
Atlantic Tele-Network, Inc.	1,152	42,843
Cincinnati Bell, Inc.†	25,228	67,611
General Communication, Inc., Class A†	4,931	53,945
		164,399
Textile-Apparel — 0.0%
Perry Ellis International, Inc.†	1,578	43,427
Therapeutics — 0.1%
Questcor Pharmaceuticals, Inc.†	7,925	114,199
Tobacco — 0.0%
Alliance One International, Inc.†	11,053	44,433
Tools-Hand Held — 0.4%
Snap-On, Inc.	13,730	824,624
Toys — 0.0%
JAKKS Pacific, Inc.†	3,428	66,332

Security Description	Shares	Value (Note 3)
Transactional Software — 0.9%
Bottomline Technologies, Inc.†	4,215	$105,965
Synchronoss Technologies, Inc.†	3,186	110,714
VeriFone Systems, Inc.†	30,817	1,693,394
		1,910,073
Transport-Marine — 0.6%
Diana Shipping, Inc.†	26,790	317,194
Kirby Corp.†	9,050	518,474
Tidewater, Inc.	7,250	433,913
		1,269,581
Transport-Rail — 0.5%
Genesee & Wyoming, Inc., Class A†	16,790	977,178
Transport-Services — 0.2%
Bristow Group, Inc.†	4,606	217,864
Hub Group, Inc., Class A†	4,757	172,156
		390,020
Transport-Truck — 2.1%
Arkansas Best Corp.	3,225	83,592
Forward Air Corp.	3,698	113,270
Heartland Express, Inc.	6,446	113,192
J.B. Hunt Transport Services, Inc.	32,380	1,470,700
Knight Transportation, Inc.	7,870	151,497
Landstar System, Inc.	7,800	356,304
Old Dominion Freight Line, Inc.†	27,024	948,272
Swift Transporation Co.†	68,500	1,006,950
		4,243,777
Travel Services — 0.0%
Interval Leisure Group, Inc.†	5,144	84,104
Veterinary Diagnostics — 0.1%
Neogen Corp.†	2,934	121,409
Vitamins & Nutrition Products — 0.1%
Vitamin Shoppe, Inc.†	3,246	109,812
Water — 0.0%
American States Water Co.	2,363	84,737
Web Portals/ISP — 0.0%
InfoSpace, Inc.†	4,586	39,715
Wire & Cable Products — 0.1%
Belden, Inc.	5,995	225,112
Encore Wire Corp.	2,416	58,806
		283,918
Wireless Equipment — 0.7%
Aruba Networks, Inc.†	33,200	1,123,488
EMS Technologies, Inc.†	1,943	38,190
Novatel Wireless, Inc.†	4,015	21,922
Viasat, Inc.†	5,280	210,355
		1,393,955
Total Common Stock (cost $153,800,796)		197,166,655

Seasons Series Trust Small Cap Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares/ Principal Amount	Value (Note 3)
EXCHANGE-TRADED FUNDS — 1.4%
iShares Nasdaq Biotechnology Index Fund	4,230	$423,677
iShares Russell 2000 Index Fund	16,587	1,396,128
iShares S&P SmallCap 600 Index Fund	14,700	1,081,479
Total Exchange-Traded Funds (cost $2,424,466)		2,901,284
PREFERRED STOCK — 0.0%
Home Furnishings — 0.0%
O'Sullivan Industries Holdings, Inc. 12.00%†(1)(2) (cost $274)	183	0
WARRANTS† — 0.0%
Energy-Alternate Sources — 0.0%
GreenHunter Energy, Inc. Expires 09/14/11 (strike price $27.50) (cost $0)	27	0
Total Long-Term Investment Securities (cost $156,225,536)		200,067,939
SHORT-TERM INVESTMENT SECURITIES — 0.1%
U.S. Government Treasuries — 0.1%
United States Treasury Bills 0.09% due 06/16/11(3) (cost $96,983)	$97,000	96,984
REPURCHASE AGREEMENTS — 1.4%
Agreement with State Street Bank and Trust Co., bearing interest at 0.01%, dated 03/31/11, to be repurchased 04/01/11 in the amount of $873,000 and collateralized by $855,000 of United States Treasury Bills bearing interest at 3.13% due 04/30/17 and having an approximate value of $891,094.	873,000	873,000
State Street Bank and Trust Co. Joint Repurchase Agreement(4)	2,074,000	2,074,000
Total Repurchase Agreements (cost $2,947,000)		2,947,000
TOTAL INVESTMENTS (cost $159,269,519)(5)	99.1%	203,111,923
Other assets less liabilities	0.9	1,911,182
NET ASSETS	100.0%	$205,023,105

†  Non-income producing security

(1)  Illiquid security. At March 31, 2011, the aggregate value of these securities was $0 representing 0.0% of net assets.

(2)  Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 3.

(3)  The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.

(4)  See Note 3 for details of Joint Repurchase Agreements.

(5)  See Note 4 for cost of investments on a tax basis.

Open Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Value at Trade Date	Value as of March 31, 2011	Unrealized Appreciation (Depreciation)
20	Long	S&P SmallCap 600 E-Mini Index	June 2011	$838,835	$891,800	$52,965

Seasons Series Trust Small Cap Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

The following is a summary of the inputs used to value the Portfolio's net assets as of March 31, 2011 (see Note 3):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets:
Long-Term Investment Securities:
Common Stock
Banks-Commercial	$12,337,785	$—	$—	$12,337,785
Real Estate Investment Trusts	10,186,181	—	—	10,186,181
Other Industries*	174,642,689	—	0	174,642,689
Exchange Traded Funds	2,901,284	—	—	2,901,284
Preferred Stock	—	—	0	0
Warrants	—	0	—	0
Short-Term Investment Securities:
U.S. Government Treasuries	—	96,984	—	96,984
Repurchase Agreements	—	2,947,000	—	2,947,000
Other Financial Instruments+
Open Futures Contracts - Appreciation	52,965	—	—	52,965
Total	$200,120,904	$3,043,984	$0	$203,164,888

*  Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

+  Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Common Stock	Preferred Stock
Balance as of 3/31/2010	$0	$0
Accrued discounts/premiums	—	—
Realized gain(loss)	—	—
Change in unrealized appreciation(depreciation)(1)	—	—
Net purchases(sales)	—	—
Transfers in and/or out of Level 3	—	—
Balance as of 3/31/2011	$0	$0

(1)  The total change in unrealized appreciation(depreciation) included in the statement of operations attributable to level 3 investments still held at March 31, 2011 includes:

Common Stock	Preferred Stock
$—	$—

See Notes to Financial Statements

Seasons Series Trust International Equity Portfolio

PORTFOLIO PROFILE — March 31, 2011 (unaudited)

Industry Allocation*
Banks-Commercial	9.2%
Diversified Banking Institutions	5.2
Oil Companies-Integrated	4.8
Oil Companies-Exploration & Production	4.2
Medical-Drugs	3.1
Diversified Minerals	2.7
Auto-Cars/Light Trucks	2.6
Chemicals-Diversified	2.4
Tobacco	2.3
Insurance-Multi-line	2.2
Electric-Integrated	2.1
Cellular Telecom	1.9
Food-Misc.	1.8
Insurance-Life/Health	1.8
Diversified Operations	1.7
Telephone-Integrated	1.7
Real Estate Operations & Development	1.7
Metal-Diversified	1.6
Multimedia	1.4
Import/Export	1.4
Repurchase Agreements	1.4
Medical-Generic Drugs	1.3
Brewery	1.3
Electronic Components-Misc.	1.2
Transport-Services	1.2
Auto/Truck Parts & Equipment-Original	1.1
Oil Refining & Marketing	1.1
Enterprise Software/Service	1.1
Agricultural Chemicals	1.0
Oil-Field Services	1.0
Food-Retail	1.0
Industrial Automated/Robotic	1.0
Soap & Cleaning Preparation	1.0
Steel-Producers	0.9
Electronic Components-Semiconductors	0.9
Airlines	0.9
Distribution/Wholesale	0.9
U.S. Government Agencies	0.8
Telecom Services	0.8
Semiconductor Equipment	0.7
Transport-Rail	0.7
Wireless Equipment	0.7
Finance-Other Services	0.7
E-Commerce/Services	0.6
Chemicals-Specialty	0.6
Gas-Distribution	0.6
Industrial Gases	0.6
Electronic Connectors	0.6
Food-Wholesale/Distribution	0.6
Time Deposits	0.6
Retail-Jewelry	0.6
Medical Products	0.5
Computer Services	0.5
Building-Heavy Construction	0.5
Retail-Consumer Electronics	0.5
Wire & Cable Products	0.5
Public Thoroughfares	0.5
Audio/Video Products	0.5
Building Products-Doors & Windows	0.5
Electronic Measurement Instruments	0.5
Rubber-Tires	0.5
Machinery-Construction & Mining	0.5
Insurance-Reinsurance	0.5
Retail-Apparel/Shoe	0.5
Commercial Services	0.4
Exchange-Traded Funds	0.4
Metal-Copper	0.4
Real Estate Management/Services	0.4
Water	0.4
Retail-Major Department Stores	0.4
Electronics-Military	0.4
Diversified Manufacturing Operations	0.3
Metal Processors & Fabrication	0.3
Publishing-Books	0.3
Pipelines	0.3
Coal	0.3
Cable/Satellite TV	0.3
Finance-Leasing Companies	0.3
Computers	0.3
Insurance-Property/Casualty	0.3
Real Estate Investment Trusts	0.2
Engineering/R&D Services	0.2
Electric-Generation	0.2
Electric Products-Misc.	0.2
Building Products-Cement	0.2
Beverages-Wine/Spirits	0.2
Retail-Misc./Diversified	0.2
Office Automation & Equipment	0.2
Steel Pipe & Tube	0.2
Cosmetics & Toiletries	0.2
Aerospace/Defense	0.2
Finance-Investment Banker/Broker	0.2
Machinery-General Industrial	0.1
Power Converter/Supply Equipment	0.1
U.S. Government Treasuries	0.1
Building & Construction Products-Misc.	0.1
Gold Mining	0.1
Oil & Gas Drilling	0.1
Paper & Related Products	0.1
Transport-Marine	0.1
Photo Equipment & Supplies	0.1
Medical-Biomedical/Gene	0.1
Toys	0.1
Machine Tools & Related Products	0.1
Telecommunication Equipment	0.1
Auto-Heavy Duty Trucks	0.1
Aerospace/Defense-Equipment	0.1
Food-Catering	0.1
Optical Supplies	0.1
Commercial Services-Finance	0.1
99.5%

Seasons Series Trust International Equity Portfolio

PORTFOLIO PROFILE — March 31, 2011 (unaudited) (continued)

Country Allocation*
United Kingdom	21.1%
Japan	15.7
Germany	6.7
France	6.1
Switzerland	5.6
Netherlands	3.7
United States	3.3
Australia	3.3
Brazil	3.1
Hong Kong	2.7
Singapore	2.6
Spain	2.5
Italy	2.2
Canada	2.1
Bermuda	1.8
Cayman Islands	1.6
Israel	1.6
South Korea	1.5
Sweden	1.5
Russia	1.4
Jersey	1.1
Finland	0.9
Ireland	0.8
Luxembourg	0.8
Norway	0.8
Belgium	0.7
China	0.7
Denmark	0.6
India	0.6
Indonesia	0.6
Thailand	0.5
Turkey	0.5
Greece	0.3
Taiwan	0.3
Austria	0.1
Portugal	0.1
99.5%

* Calculated as a percentage of net assets

Seasons Series Trust International Equity Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011

Security Description	Shares	Value (Note 3)
COMMON STOCK — 96.0%
Australia — 3.3%
AGL Energy, Ltd.	4,743	$70,204
Alumina, Ltd.	26,133	66,495
Amcor, Ltd.	11,752	85,819
AMP, Ltd.	27,141	152,436
Asciano, Ltd.	29,682	53,421
ASX, Ltd.	1,755	62,482
Australia and New Zealand Banking Group, Ltd.	22,915	564,348
Bendigo and Adelaide Bank, Ltd.	4,508	44,437
BGP Holdings PLC†(2)(3)	98,723	0
BHP Billiton, Ltd.	71,518	3,444,258
BlueScope Steel, Ltd.	18,609	38,015
Boral, Ltd.	8,553	44,234
Brambles, Ltd.	14,133	103,499
Coca-Cola Amatil, Ltd.	5,861	71,172
Cochlear, Ltd.	679	58,286
Commonwealth Bank of Australia	13,919	754,409
Computershare, Ltd.	5,073	48,590
Crown, Ltd.	5,472	46,129
CSL, Ltd.	5,157	190,589
Dexus Property Group	51,944	45,669
Fairfax Media, Ltd.	24,197	32,286
Fortescue Metals Group, Ltd.	12,173	80,709
Foster's Group, Ltd.	19,414	114,863
Goodman Group	61,509	43,581
GPT Group	18,497	60,076
Incitec Pivot, Ltd.	16,444	73,648
Insurance Australia Group, Ltd.	21,791	80,917
Leighton Holdings, Ltd.	1,401	42,735
Lend Lease Group	6,259	58,719
Macquarie Group, Ltd.	3,221	121,938
Mirvac Group	35,788	46,087
National Australia Bank, Ltd.	19,261	514,999
Newcrest Mining, Ltd.	6,982	287,573
OneSteel, Ltd.	16,469	41,565
Orica, Ltd.	3,584	97,756
Origin Energy, Ltd.	8,505	142,690
OZ Minerals, Ltd.	33,890	55,911
Paladin Energy, Ltd.†	8,300	30,992
QBE Insurance Group, Ltd.	9,692	177,140
QR National, Ltd.†	17,200	59,599
Rio Tinto, Ltd.	3,978	348,716
Santos, Ltd.	7,922	127,418
Sims Metal Management, Ltd.	1,763	31,930
Sonic Healthcare, Ltd.	4,354	53,953
Stockland	23,776	91,239
Suncorp Group, Ltd.	12,546	110,045
TABCORP Holdings, Ltd.	8,082	62,613
Tatts Group, Ltd.	17,198	41,626
Telstra Corp., Ltd.	40,034	116,774
Toll Holdings, Ltd.	6,841	41,961
Transurban Group	13,220	73,430
Wesfarmers, Ltd.	10,519	345,777
Westfield Group	19,874	191,999
Westfield Retail Trust	28,074	76,080
Westpac Banking Corp.	26,943	678,040
Woodside Petroleum, Ltd.	5,728	277,278

Security Description	Shares	Value (Note 3)
Australia (continued)
Woolworths, Ltd.	11,213	$311,759
WorleyParsons, Ltd.	1,905	61,044
		11,149,958
Austria — 0.1%
Erste Group Bank AG	1,900	95,873
Immofinanz AG†	12,200	55,085
OMV AG	1,915	86,547
Telekom Austria AG	4,685	68,521
Voestalpine AG	1,458	68,456
		374,482
Belgium — 0.7%
Ageas	21,528	61,172
Anheuser-Busch InBev NV	31,822	1,812,719
Belgacom SA	1,763	68,297
Delhaize Group SA	1,075	87,524
Groupe Bruxelles Lambert SA	898	83,855
KBC Groep NV†	1,559	58,627
Solvay SA	624	73,921
UCB SA	1,245	47,277
Umicore SA	1,139	56,489
		2,349,881
Bermuda — 1.8%
China Gas Holdings, Ltd.	2,086,000	1,027,104
Esprit Holdings, Ltd.	12,000	55,074
Huabao International Holdings, Ltd.	1,322,000	2,039,455
Kerry Properties, Ltd.	9,000	45,124
Li & Fung, Ltd.	548,000	2,803,916
Noble Group, Ltd.	32,454	55,098
NWS Holdings, Ltd.	19,000	29,067
Seadrill, Ltd.	2,500	90,412
Shangri-La Asia, Ltd.	16,000	40,892
		6,186,142
Brazil — 3.1%
Banco do Brasil SA	94,920	1,717,996
Banco Santander Brasil SA	188,100	2,281,187
Banco Santander Brasil SA ADR	70,600	865,556
Cia de Saneamento Basico do Estado de Sao Paulo ADR	22,400	1,315,776
Cia Energetica de Sao Paulo	42,800	815,288
PDG Realty SA Empreendimentos e Participacoes	152,722	856,848
Petroleo Brasileiro SA ADR	61,830	2,499,787
		10,352,438
Canada — 2.1%
Bankers Petroleum, Ltd.†	151,070	1,355,656
Canadian National Railway Co. (Toronto)	19,706	1,486,843
Canadian Oil Sands, Ltd.	51,500	1,735,436
First Quantum Minerals, Ltd.	9,700	1,254,847
Potash Corp. of Saskatchewan, Inc.	19,263	1,136,308
Questerre Energy Corp. (Oslo)†	104,000	133,144
Questerre Energy Corp. (Toronto)†	78,150	99,149
		7,201,383

Seasons Series Trust International Equity Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Cayman Islands — 1.6%
ASM Pacific Technology, Ltd.	2,400	$30,083
Ctrip.com International, Ltd. ADR†	50,875	2,110,804
Eurasia Drilling Co, Ltd. GDR(4)	28,314	962,676
Hengdeli Holdings, Ltd.	2,588,000	1,364,110
Minth Group, Ltd.	572,000	955,962
Sands China Ltd.†	25,000	55,795
Wynn Macau, Ltd.	16,000	44,738
		5,524,168
China — 0.7%
Changsha Zoomlion Heavy Industry Science and Technology Development Co., Ltd.†	362,600	930,443
China Merchants Bank Co., Ltd.	467,000	1,293,795
		2,224,238
Cyprus — 0.0%
Bank of Cyprus Group	8,893	32,264
Denmark — 0.6%
AP Moller - Maersk A/S, Series B	17	159,912
Carlsberg A/S	10,164	1,094,409
Coloplast A/S	292	42,292
Danske Bank A/S†	4,521	100,110
DSV A/S	2,346	57,923
Novo Nordisk A/S, Class B	3,853	484,078
Novozymes A/S	474	72,570
Pandora A/S	600	30,620
Vestas Wind Systems A/S†	1,996	86,575
		2,128,489
Finland — 0.9%
Elisa Oyj	1,974	43,446
Fortum Oyj	60,733	2,062,256
Kone OYJ, Class B	1,476	84,926
Metso Oyj	1,286	69,146
Nokia Oyj	34,898	298,476
Nokian Renkaat Oyj	1,206	51,325
Outokumpu Oyj	1,979	34,273
Sampo Oyj, Class A	4,242	135,325
Stora Enso Oyj, Class R†	5,820	69,325
UPM-Kymmene OYJ	5,144	108,768
Wartsila Oyj	1,734	67,702
		3,024,968
France — 6.1%
Accor SA	1,514	68,027
Air Liquide SA	2,595	344,815
Alcatel-Lucent†	23,621	135,610
Alstom SA	1,982	117,201
Atos Origin SA†	575	33,716
AXA SA	72,557	1,516,195
BNP Paribas	8,845	646,938
Bouygues SA	2,238	107,473
Bureau Veritas SA	599	47,046
Cap Gemini SA	1,583	91,947
Carrefour SA	5,569	246,558
Casino Guichard Perrachon SA	661	62,567
Christian Dior SA	636	89,530

Security Description	Shares	Value (Note 3)
France (continued)
Cie Generale d'Optique Essilor International SA	2,037	$151,270
Cie Generale de Geophysique-Veritas†	1,570	56,615
Compagnie de St. Gobain	3,687	225,755
Compagnie Generale des Etablissements Michelin, Class B	1,684	142,239
Credit Agricole SA	120,883	1,983,831
Danone	31,149	2,034,834
Dassault Systemes SA	697	53,568
Edenred†	2,000	60,359
EDF SA	2,434	100,793
Eutelsat Communications	1,365	54,523
France Telecom SA	17,110	383,365
GDF Suez	11,329	461,594
Groupe Eurotunnel SA	5,550	59,046
Klepierre	1,141	46,312
L'Oreal SA	2,202	256,519
Lafarge SA	1,942	121,138
Lagardere SCA	1,317	56,227
Legrand SA	1,683	70,016
LVMH Moet Hennessy Louis Vuitton SA	2,240	354,595
Natixis†	8,662	48,993
Neopost SA	441	38,630
Pernod-Ricard SA	1,923	179,596
Peugeot SA†	1,633	64,522
PPR	7,442	1,140,636
Publicis Groupe SA	1,427	80,034
Renault SA†	1,841	101,780
Safran SA	36,917	1,304,830
Sanofi-Aventis SA	9,617	674,305
Schneider Electric SA	2,231	381,310
SCOR SE	2,150	58,548
Societe Generale	5,836	379,215
Sodexo	1,067	77,921
Suez Environnement SA	2,985	61,763
Technip SA	949	101,205
Thales SA	1,178	46,987
Total SA	48,941	2,979,323
Unibail-Rodamco SE	884	191,491
Vallourec SA	1,070	120,038
Veolia Environnement SA	3,466	107,770
Vinci SA	27,337	1,708,328
Vivendi SA	11,630	332,113
		20,359,560
Germany — 6.5%
Adidas AG	2,073	130,602
Allianz SE	4,189	587,906
BASF SE	8,393	725,925
Bayer AG	7,609	589,209
Bayerische Motoren Werke AG	3,256	271,096
Beiersdorf AG	1,069	65,243
Brenntag AG†	400	44,421
Commerzbank AG†	8,392	65,400
Continental AG†	550	49,628
Daimler AG (Tradegate)	11,398	806,864
Daimler AG (OTC US)	8,283	585,172

Seasons Series Trust International Equity Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Germany (continued)
Deutsche Bank AG	8,598	$505,498
Deutsche Boerse AG	1,928	146,318
Deutsche Lufthansa AG†	56,579	1,199,148
Deutsche Post AG	73,291	1,321,200
Deutsche Telekom AG	74,666	1,150,227
E.ON AG	16,434	501,905
Fresenius Medical Care AG & Co. KGaA	1,950	130,964
Fresenius SE & Co. KGaA	18,084	1,672,781
GEA Group AG	38,100	1,254,851
HeidelbergCement AG	1,429	99,811
Henkel AG & Co. KGaA	22,078	1,153,466
Hochtief AG	461	49,588
Infineon Technologies AG	10,387	106,502
K+S AG	25,741	1,943,297
Kabel Deutschland Holding AG†	14,725	780,473
Lanxess AG	850	63,580
Linde AG	10,456	1,651,492
MAN SE†	1,001	124,838
Merck KGaA	670	60,466
Metro AG	1,307	89,308
Muenchener Rueckversicherungs AG	1,753	275,763
RWE AG	4,157	264,784
Salzgitter AG	556	43,890
SAP AG	35,893	2,197,478
Siemens AG	7,512	1,029,575
ThyssenKrupp AG	3,324	135,811
Volkswagen AG	292	44,817
		21,919,297
Greece — 0.3%
Alpha Bank A.E.†	5,397	34,801
Coca-Cola Hellenic Bottling Co. SA	1,818	48,824
Hellenic Telecommunications Organization SA	2,823	31,526
National Bank of Greece SA†	9,096	80,955
OPAP SA	2,262	48,438
Public Power Corp. SA	44,140	768,178
		1,012,722
Guernsey — 0.0%
Resolution, Ltd.	14,945	70,941
Hong Kong — 2.7%
Bank of East Asia, Ltd.	17,600	75,006
BOC Hong Kong Holdings, Ltd.	35,000	114,064
Cathay Pacific Airways, Ltd.	15,000	35,945
Cheung Kong Holdings, Ltd.	13,000	212,250
CLP Holdings, Ltd.	19,000	154,251
Guangdong Investment, Ltd.	2,022,000	1,021,586
Hang Lung Group, Ltd.	10,000	62,415
Hang Lung Properties, Ltd.	503,000	2,195,377
Hang Seng Bank, Ltd.	7,600	122,717
Henderson Land Development Co., Ltd.	12,000	83,152
Hong Kong & China Gas Co., Ltd.	45,000	107,719
Hong Kong Exchanges and Clearing, Ltd.	86,500	1,875,999
Hutchison Whampoa, Ltd.	20,000	236,805

Security Description	Shares	Value (Note 3)
Hong Kong (continued)
Hysan Development Co., Ltd.	192,000	$789,864
Link REIT	24,500	76,852
MTR Corp.	17,000	62,724
New World Development, Ltd.	29,000	51,300
Power Assets Holdings, Ltd.	15,000	99,987
Sino Land Co., Ltd.	28,000	49,891
Sun Hung Kai Properties, Ltd.	14,000	221,738
Swire Pacific, Ltd., Class A	7,500	110,111
Wharf Holdings, Ltd.	171,500	1,186,172
Wheelock & Co., Ltd.	13,000	48,801
		8,994,726
India — 0.6%
Housing Development & Infrastructure, Ltd.†	184,742	741,951
Reliance Industries, Ltd. GDR*(4)	27,914	1,323,682
		2,065,633
Indonesia — 0.6%
Bank Negara Indonesia Persero Tbk PT	2,028,375	925,959
Bumi Resources Tbk PT	2,526,300	971,933
		1,897,892
Ireland — 0.8%
Accenture PLC, Class A	28,169	1,548,450
Bank of Ireland†(3)	37,848	11,800
CRH PLC	6,532	149,781
Elan Corp. PLC†	5,180	35,641
James Hardie Industries SE†	5,234	33,024
Kerry Group PLC	1,468	54,653
Ryanair Holdings PLC ADR	33,638	935,137
		2,768,486
Isle of Man — 0.0%
Genting Singapore PLC†	55,000	89,449
Israel — 1.6%
Bank Hapoalim BM†	12,500	65,010
Bank Leumi Le-Israel BM	13,800	70,660
Bezeq Israeli Telecommunication Corp., Ltd.	20,500	60,789
Israel Chemicals, Ltd.	65,310	1,075,286
NICE Systems, Ltd.†	1,100	40,615
Teva Pharmaceutical Industries, Ltd.	8,900	446,502
Teva Pharmaceutical Industries, Ltd. ADR	72,720	3,648,362
		5,407,224
Italy — 2.2%
Assicurazioni Generali SpA	11,175	241,992
Atlantia SpA	3,255	74,592
Banca Monte dei Paschi di Siena SpA†	28,821	35,964
Banco Popolare Societa Cooperativa	16,457	49,071
Enel SpA	60,655	382,351
ENI SpA	24,012	589,736
Fiat Industrial SpA†	7,186	103,164
Fiat SpA	7,186	65,076
Finmeccanica SpA	4,668	58,746
Intesa Sanpaolo SpA	449,613	1,330,455
Mediaset SpA	9,768	62,073

Seasons Series Trust International Equity Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Italy (continued)
Mediobanca SpA	6,162	$63,051
Parmalat SpA†	20,324	68,091
Prysmian SpA	77,302	1,658,623
Saipem SpA	2,454	130,453
Salyr Vallehermosa SA	14	169
Snam Rete Gas SpA	14,480	81,386
Telecom Italia SpA	673,851	1,036,155
Terna Rete Elettrica Nazionale SpA	14,347	68,683
UniCredit SpA	459,070	1,134,635
Unione di Banche Italiane SCPA	6,710	57,342
		7,291,808
Japan — 15.7%
Advantest Corp.	1,800	32,416
Aeon Co., Ltd.	6,300	73,013
Aisin Seiki Co., Ltd.	2,000	69,440
Ajinomoto Co., Inc.	7,000	72,962
Amada Co., Ltd.	5,000	41,717
Asahi Breweries, Ltd.	4,200	69,832
Asahi Glass Co., Ltd.	10,000	125,751
Asahi Kasei Corp.	229,000	1,544,470
Astellas Pharma, Inc.	4,400	162,924
Bank of Kyoto, Ltd.	6,000	53,090
Bank of Yokohama Ltd	249,000	1,182,436
Benesse Holdings, Inc.	1,000	40,935
Bridgestone Corp.	59,500	1,246,796
Brother Industries, Ltd.	3,000	44,073
Canon, Inc.	10,400	452,609
Central Japan Railway Co.	15	118,839
Chiba Bank Ltd	10,000	56,023
Chubu Electric Power Co., Inc.	6,300	140,118
Chugai Pharmaceutical Co., Ltd.	2,800	48,204
Chugoku Electric Power Co Inc	3,600	66,564
Chuo Mitsui Trust Holdings, Inc.	11,000	39,012
Credit Saison Co., Ltd.	1,900	30,563
Dai Nippon Printing Co., Ltd.	7,000	85,249
Dai-ichi Life Insurance Co Ltd	77	116,176
Daiichi Sankyo Co., Ltd.	6,500	125,499
Daikin Industries, Ltd.	2,300	68,878
Daito Trust Construction Co., Ltd.	900	61,998
Daiwa House Industry Co., Ltd.	6,000	73,720
Daiwa Securities Group, Inc.	17,000	78,072
Dena Co., Ltd.	900	32,514
Denso Corp.	4,600	152,633
Dentsu, Inc.	2,100	54,204
East Japan Railway Co.	3,200	177,927
Eisai Co., Ltd.	2,600	93,272
Electric Power Development Co., Ltd.	1,600	49,281
Elpida Memory, Inc.†	1,900	24,464
FANUC Corp.	21,500	3,254,208
Fast Retailing Co., Ltd.	6,900	863,537
Fuji Heavy Industries, Ltd.	6,000	38,663
FUJIFILM Holdings Corp.	4,500	139,360
Fujitsu, Ltd.	18,000	101,707
Fukuoka Financial Group, Inc.	11,000	45,756
Furukawa Electric Co., Ltd.	7,000	28,276
GS Yuasa Corp.	4,000	26,593
Hachijuni Bank Ltd	8,000	46,069

Security Description	Shares	Value (Note 3)
Japan (continued)
Hankyu Hanshin Holdings, Inc.	15,000	$69,247
Hirose Electric Co., Ltd.	17,900	1,928,156
Hitachi, Ltd.	42,000	218,634
Hokkaido Electric Power Co., Inc.	2,900	56,236
Hokuhoku Financial Group, Inc.	21,000	40,899
Hokuriku Electric Power Co.	2,300	52,094
Honda Motor Co., Ltd.	60,700	2,280,446
Hoya Corp.	4,300	98,117
Ibiden Co., Ltd.	1,400	44,215
IHI Corp.	16,000	39,048
Inpex Corp.	179	1,357,887
Isetan Mitsukoshi Holdings, Ltd.†	4,400	39,620
Isuzu Motors, Ltd.	630,000	2,491,825
ITOCHU Corp.	14,000	146,598
Iyo Bank Ltd	5,000	41,657
J Front Retailing Co., Ltd.	6,000	24,958
Japan Real Estate Investment Corp.	6	56,768
Japan Steel Works, Ltd.	4,000	31,306
Japan Tobacco, Inc.	773	2,792,576
JFE Holdings, Inc.	4,400	128,752
JGC Corp.	2,000	46,814
Joyo Bank Ltd	12,000	47,175
JS Group Corp.	2,800	72,710
JSR Corp.	2,200	44,143
JTEKT Corp.	2,800	36,422
Jupiter Telecommunications Co., Ltd.	37	36,342
JX Holdings, Inc.	225,720	1,519,635
Kansai Electric Power Co., Inc.	7,000	152,404
Kao Corp.	5,200	129,719
Kawasaki Heavy Industries, Ltd.	15,000	66,001
Kawasaki Kisen Kaisha, Ltd.	8,000	29,526
KDDI Corp.	28	173,359
Keikyu Corp.	7,000	50,409
Keio Corp.	9,000	53,775
Keyence Corp.	5,700	1,458,920
Kintetsu Corp.	22,000	70,618
Kirin Holdings Co., Ltd.	9,000	118,262
Kobe Steel, Ltd.	28,000	72,710
Komatsu, Ltd.	8,700	295,474
Konica Minolta Holdings, Inc.	5,000	41,897
Kubota Corp.	11,000	103,679
Kuraray Co., Ltd.	4,000	51,551
Kurita Water Industries, Ltd.	1,400	41,387
Kyocera Corp.	1,500	152,020
Kyushu Electric Power Co., Inc.	4,200	82,051
Makita Corp.	1,300	60,483
Marubeni Corp.	16,000	115,220
Mazda Motor Corp.	17,000	37,401
MEIJI Holdings Co., Ltd.	1,000	40,214
Mitsubishi Chemical Holdings Corp.	12,500	78,595
Mitsubishi Corp.	12,500	346,988
Mitsubishi Electric Corp.	18,000	212,503
Mitsubishi Estate Co., Ltd.	71,000	1,200,974
Mitsubishi Gas Chemical Co., Inc.	5,000	35,886
Mitsubishi Heavy Industries, Ltd.	29,000	133,181
Mitsubishi Materials Corp.	17,000	57,634
Mitsubishi Motors Corp.†	44,000	53,955
Mitsubishi Tanabe Pharma Corp.	3,000	48,690

Seasons Series Trust International Equity Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Japan (continued)
Mitsubishi UFJ Financial Group, Inc.	117,100	$540,591
Mitsui & Co., Ltd.	96,300	1,726,176
Mitsui Chemicals, Inc.	10,000	35,345
Mitsui Fudosan Co., Ltd.	8,000	132,051
Mitsui Mining & Smelting Co., Ltd.	11,000	38,218
Mitsui O.S.K. Lines, Ltd.	12,000	69,103
Mizuho Financial Group, Inc.	189,300	314,059
MS&AD Insurance Group Holdings	5,200	118,403
Murata Manufacturing Co., Ltd.	1,900	136,824
NEC Corp.†	27,000	58,752
NGK Insulators, Ltd.	3,000	53,631
Nidec Corp.	1,100	95,215
Nikon Corp.	3,300	68,039
Nintendo Co., Ltd.	900	243,123
Nippon Building Fund, Inc.	7	68,165
Nippon Electric Glass Co., Ltd.	82,000	1,161,289
Nippon Express Co., Ltd.	12,000	46,021
Nippon Meat Packers, Inc.	3,000	37,834
Nippon Sheet Glass Co., Ltd.	477,000	1,376,292
Nippon Steel Corp.	51,000	163,092
Nippon Telegraph & Telephone Corp.	4,500	202,062
Nippon Yusen K.K.	16,000	62,515
Nissan Motor Co., Ltd.	23,100	204,951
Nisshin Seifun Group, Inc.	3,000	34,588
Nitori Holdings Co., Ltd.	500	43,941
Nitto Denko Corp.	1,600	84,828
NKSJ Holdings, Inc.	15,000	97,920
Nomura Holdings, Inc.	33,100	173,100
NSK, Ltd.	99,000	853,366
NTT Data Corp.	14	43,272
NTT DoCoMo, Inc.	144	253,099
Odakyu Electric Railway Co., Ltd.	8,000	67,420
OJI Paper Co., Ltd.	11,000	52,236
Olympus Corp.	2,300	63,984
Omron Corp.	2,200	61,837
Ono Pharmaceutical Co., Ltd.	1,100	54,088
Oriental Land Co., Ltd.	600	47,680
ORIX Corp.	9,360	876,586
Osaka Gas Co., Ltd.	21,000	83,818
Otsuka Holdings Co., Ltd.	3,000	74,116
Panasonic Corp.	18,200	231,493
Rakuten, Inc.	74	66,545
Resona Holdings, Inc.	18,300	87,122
Ricoh Co., Ltd.	7,000	82,135
Rohm Co., Ltd.	1,100	68,899
Sankyo Co., Ltd.	800	41,019
Santen Pharmaceutical Co., Ltd.	1,200	47,824
SBI Holdings, Inc.†	249	31,342
Secom Co., Ltd.	2,200	102,224
Sega Sammy Holdings, Inc.	2,500	43,460
Sekisui Chemical Co., Ltd.	6,000	46,958
Sekisui House, Ltd.	7,000	65,641
Seven & I Holdings Co., Ltd.	7,200	183,679
Sharp Corp.	10,000	99,182
Shikoku Electric Power Co., Inc.	2,300	62,574
Shimano, Inc.	900	44,957
Shin-Etsu Chemical Co., Ltd.	3,800	188,904

Security Description	Shares	Value (Note 3)
Japan (continued)
Shionogi & Co., Ltd.	53,700	$916,089
Shiseido Co., Ltd.	3,600	62,323
Shizuoka Bank Ltd	7,000	57,899
Showa Denko K.K.	17,000	34,131
SMC Corp.	500	82,291
Softbank Corp.	7,500	299,351
Sony Corp.	39,100	1,252,253
Sony Financial Holdings, Inc.	2,200	43,640
Stanley Electric Co., Ltd.	2,200	36,367
Sumitomo Chemical Co., Ltd.	16,000	79,827
Sumitomo Corp.	129,300	1,848,253
Sumitomo Electric Industries, Ltd.	7,800	107,932
Sumitomo Heavy Industries, Ltd.	6,000	39,168
Sumitomo Metal Industries, Ltd.	37,000	82,736
Sumitomo Metal Mining Co., Ltd.	6,000	103,222
Sumitomo Mitsui Financial Group, Inc.	12,300	382,397
Sumitomo Realty & Development Co., Ltd.	4,000	80,019
Sumitomo Trust & Banking Co Ltd.	14,000	70,470
Suzuki Motor Corp.	3,400	75,987
T&D Holdings, Inc.	2,850	70,239
Takeda Pharmaceutical Co., Ltd.	6,900	321,856
TDK Corp.	1,200	70,906
Teijin, Ltd.	12,000	53,667
Terumo Corp.	1,800	94,891
THK Co., Ltd.	1,500	37,725
Tobu Railway Co., Ltd.	13,000	53,138
Tohoku Electric Power Co., Inc.	4,600	77,699
Tokio Marine Holdings, Inc.	6,900	184,487
Tokyo Electric Power Co., Inc.	13,200	73,950
Tokyo Electron, Ltd.	1,700	93,706
Tokyo Gas Co., Ltd.	25,000	114,210
Tokyu Corp.	16,000	66,362
TonenGeneral Sekiyu K.K.	5,000	61,734
Toppan Printing Co., Ltd.	7,000	55,206
Toray Industries, Inc.	15,000	109,101
Toshiba Corp.	37,000	181,041
Toyota Industries Corp.	2,000	60,495
Toyota Motor Corp.	25,400	1,022,962
Toyota Tsusho Corp.	2,800	46,184
Trend Micro, Inc.	1,200	31,955
Ube Industries, Ltd.	12,000	38,230
Unicharm Corp.	1,400	50,914
West Japan Railway Co.	19	73,323
Yahoo! Japan Corp.	156	55,813
Yakult Honsha Co., Ltd.	1,300	33,227
Yamada Denki Co., Ltd.	25,300	1,706,336
Yamaha Motor Co., Ltd.†	2,800	48,877
Yamato Holdings Co., Ltd.	4,400	68,238
Yaskawa Electric Corp.	3,000	35,561
		52,815,585
Jersey — 1.1%
Experian PLC	9,536	118,098
Petrofac, Ltd.	2,413	57,638
Randgold Resources, Ltd.†	852	67,901
Shire PLC	5,242	152,291
Wolseley PLC	2,753	92,699

Seasons Series Trust International Equity Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Jersey (continued)
WPP PLC	248,434	$3,062,762
		3,551,389
Luxembourg — 0.8%
ArcelorMittal	64,480	2,332,500
Millicom International Cellular SA SDR	786	75,214
SES†	3,272	84,279
Subsea 7 SA	2,700	68,205
Tenaris SA	4,531	111,282
		2,671,480
Mauritius — 0.0%
Golden Agri-Resources, Ltd.	75,000	41,055
Netherlands — 3.7%
Aegon NV†	15,231	114,057
Akzo Nobel NV	2,139	146,962
ASML Holding NV†	55,151	2,430,775
European Aeronautic Defence and Space Co. NV†	3,951	115,011
Fugro NV	694	61,156
Heineken Holding NV	1,278	61,435
Heineken NV	2,331	127,366
ING Groep NV†	305,328	3,864,539
Koninklijke Ahold NV†	76,469	1,026,064
Koninklijke Boskalis Westminster NV	795	42,042
Koninklijke DSM NV	1,423	87,433
Koninklijke KPN NV	14,289	243,409
Koninklijke Philips Electronics NV	54,850	1,753,277
LyondellBasell Industries NV, Class A†	32,955	1,303,370
Qiagen NV†	2,602	51,976
Randstad Holding NV	1,115	62,101
Reed Elsevier NV	7,271	93,565
SBM Offshore NV†	1,723	50,009
STMicroelectronics NV	6,396	79,223
TNT NV	3,725	95,551
Unilever NV	14,787	463,654
Wolters Kluwer NV	3,407	79,669
		12,352,644
New Zealand — 0.0%
Fletcher Building, Ltd.	8,399	59,855
Norway — 0.8%
Aker Solutions ASA†	1,800	41,369
DnB NOR ASA	73,066	1,121,043
Norsk Hydro ASA	10,200	83,662
Orkla ASA	8,000	77,537
Statoil ASA	10,100	279,975
Telenor ASA	8,000	131,640
Yara International ASA	18,229	923,605
		2,658,831
Portugal — 0.1%
Banco Comercial Portugues SA	41,383	33,781
EDP-Energias de Portugal SA	23,022	89,658
Galp Energia SGPS SA	2,706	57,927
Jeronimo Martins SGPS SA	2,822	45,392

Security Description	Shares	Value (Note 3)
Portugal (continued)
Portugal Telecom SGPS SA	5,953	$68,708
		295,466
Russia — 1.4%
Gazprom OAO ADR	116,725	3,778,388
LUKOIL OAO ADR	14,900	1,067,585
		4,845,973
Singapore — 2.6%
CapitaLand, Ltd.	26,000	68,068
CapitaMall Trust	32,000	47,727
City Developments, Ltd.	6,000	54,835
DBS Group Holdings, Ltd.	299,675	3,480,557
Fraser and Neave, Ltd.	12,000	57,215
Jardine Cycle & Carriage, Ltd.	1,000	29,036
Keppel Corp., Ltd.	149,000	1,453,947
Olam International, Ltd.	849,000	1,885,918
Oversea-Chinese Banking Corp., Ltd.	24,000	182,404
SembCorp Industries, Ltd.	13,000	53,733
SembCorp Marine, Ltd.	10,000	46,331
Singapore Airlines, Ltd.	72,000	781,404
Singapore Exchange, Ltd.	10,000	62,277
Singapore Press Holdings, Ltd.	20,000	62,515
Singapore Technologies Engineering, Ltd.	20,000	51,725
Singapore Telecommunications, Ltd.	75,000	179,691
United Overseas Bank, Ltd.	12,000	178,977
Wilmar International, Ltd.	18,000	77,969
		8,754,329
South Korea — 1.5%
Daegu Bank, Ltd.	83,310	1,367,045
Hyundai Mobis	7,579	2,262,749
KT Corp	16,230	575,548
Samsung Electronics Co., Ltd.	1,138	966,877
		5,172,219
Spain — 2.5%
Abertis Infraestructuras SA	68,960	1,498,202
ACS Actividades de Construccion y Servicios SA	1,660	77,822
Amadeus IT Holding SA†	2,500	47,830
Banco Bilbao Vizcaya Argentaria SA	305,722	3,709,216
Banco de Sabadell SA	14,267	62,417
Banco Popular Espanol SA	10,370	60,961
Banco Santander SA	76,538	888,583
Criteria Caixacorp SA	9,370	66,090
Enagas	2,509	56,608
Ferrovial SA	4,842	60,729
Gas Natural SDG SA	3,905	73,355
Iberdrola SA	37,996	330,411
Inditex SA	2,079	166,823
International Consolidated Airlines Group SA†	11,342	41,302
Mapfre SA	11,743	44,252
Red Electrica Corp. SA	1,258	71,492
Repsol YPF SA	6,948	238,044
Telefonica SA	37,616	941,710
		8,435,847

Seasons Series Trust International Equity Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
Sweden — 1.5%
Alfa Laval AB	3,366	$73,112
Assa Abloy AB, Class B	3,025	86,985
Atlas Copco AB, Class A	9,209	244,819
Boliden AB	2,800	60,330
Electrolux AB, Class B	2,487	64,107
Getinge AB, Class B	2,208	54,501
Hennes & Mauritz AB, Class B	9,492	315,202
Hexagon AB	2,600	62,076
Husqvarna AB, Class B	4,956	42,478
Investor AB, Class B	4,277	103,810
Kinnevik Investment AB	2,700	62,924
Modern Times Group AB, Class B	596	45,324
Nordea Bank AB	23,791	260,454
Sandvik AB	9,174	173,105
Scania AB, Class B	3,137	72,711
Skandinaviska Enskilda Banken AB, Class A	13,575	121,084
Skanska AB, Class B	4,068	85,654
SKF AB, Class B	3,781	110,101
Svenska Cellulosa AB, Class B	5,673	91,316
Svenska Handelsbanken AB, Class A	4,478	146,857
Swedbank AB, Class A	6,693	114,521
Swedish Match AB	2,440	81,141
Tele2 AB, Class B	3,392	78,353
Telefonaktiebolaget LM Ericsson ADR	136,300	1,752,818
Telefonaktiebolaget LM Ericsson, Class B	27,985	360,902
TeliaSonera AB	20,457	176,798
Volvo AB, Class B	12,383	217,765
		5,059,248
Switzerland — 5.6%
ABB, Ltd.†	20,103	482,822
Actelion, Ltd.†	1,056	60,762
Adecco SA	1,240	81,542
Aryzta AG	965	49,379
Baloise Holding AG	591	58,553
Cie Financiere Richemont SA, Class A	4,824	278,621
Credit Suisse Group AG	46,421	1,972,577
GAM Holding AG†	2,553	48,503
Geberit AG	415	90,365
Givaudan SA†	83	83,452
Holcim, Ltd.	2,329	175,467
Julius Baer Group, Ltd.†	2,059	89,354
Kuehne & Nagel International AG	19,946	2,790,486
Lindt & Spruengli AG	2	65,030
Logitech International SA†	1,987	35,781
Lonza Group AG†	501	42,027
Nestle SA	49,568	2,841,323
Novartis AG	49,369	2,677,805
Petroplus Holdings AG†	47,269	746,217
Roche Holding AG	6,422	917,329
Schindler Holding AG	650	78,127
SGS SA	58	103,244
Sonova Holding AG	485	43,220

Security Description	Shares	Value (Note 3)
Switzerland (continued)
Swatch Group AG, Class B	350	$154,747
Swiss Life Holding AG†	348	57,514
Swiss Reinsurance Co., Ltd.†	19,752	1,130,068
Swisscom AG	230	102,542
Syngenta AG	4,299	1,397,116
Transocean, Ltd.†	2,950	231,889
UBS AG†	91,338	1,638,813
Zurich Financial Services AG	1,342	375,643
		18,900,318
Taiwan — 0.3%
Wistron Corp.	525,839	833,288
Thailand — 0.5%
Bangkok Bank PLC	278,000	1,594,743
Turkey — 0.5%
Turk Telekomunikasyon AS†	302,778	1,521,685
United Kingdom — 21.1%
3i Group PLC	9,841	47,187
Admiral Group PLC	2,092	52,152
Aggreko PLC	49,762	1,258,092
AMEC PLC	105,713	2,023,146
Anglo American PLC	45,231	2,326,984
Antofagasta PLC	3,749	81,853
ARM Holdings PLC	124,671	1,149,983
Associated British Foods PLC	3,685	58,642
AstraZeneca PLC	12,800	587,881
Autonomy Corp. PLC†	50,572	1,289,117
Aviva PLC	148,434	1,030,573
BAE Systems PLC	31,307	163,174
Balfour Beatty PLC	7,664	42,269
Barclays PLC	439,237	1,955,683
BG Group PLC	191,565	4,766,354
BHP Billiton PLC	19,829	782,518
BP PLC	172,227	1,254,340
British American Tobacco PLC	43,603	1,750,096
British Land Co. PLC	8,584	76,082
British Sky Broadcasting Group PLC	10,622	140,578
BT Group PLC	71,631	213,274
Bunzl PLC	3,770	45,026
Burberry Group PLC	4,119	77,574
Cable & Wireless Worldwide PLC	31,193	26,246
Cairn Energy PLC†	181,055	1,342,162
Capita Group PLC	6,530	77,832
Capital Shopping Centres Group PLC	5,872	36,078
Carnival PLC	1,635	64,313
Centrica PLC	46,062	240,373
Cobham PLC	12,529	46,268
Compass Group PLC	17,539	157,703
Diageo PLC	22,834	434,069
Dialog Semiconductor PLC†	32,278	669,926
Eurasian Natural Resources Corp. PLC	2,819	42,351
Fresnillo PLC	1,790	44,308
G4S PLC	14,508	59,441
GlaxoSmithKline PLC	47,151	899,733
GlaxoSmithKline PLC ADR	37,300	1,432,693
Hammerson PLC	7,850	56,278

Seasons Series Trust International Equity Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares	Value (Note 3)
COMMON STOCK (continued)
United Kingdom (continued)
Home Retail Group PLC	10,173	$31,513
HSBC Holdings PLC	459,355	4,723,509
HSBC Holdings PLC ADR	20,800	1,077,440
ICAP PLC	6,305	53,404
Imperial Tobacco Group PLC	101,837	3,148,079
Inmarsat PLC	4,462	43,234
Intercontinental Hotels Group PLC	2,727	55,908
International Power PLC	13,966	69,005
Intertek Group PLC	1,800	58,733
Invensys PLC	8,772	48,577
Investec PLC	5,606	42,960
ITV PLC†	38,186	47,383
J Sainsbury PLC	12,298	66,150
Johnson Matthey PLC	2,131	63,585
Kazakhmys PLC	2,025	45,284
Kingfisher PLC	23,335	92,050
Land Securities Group PLC	7,312	86,039
Legal & General Group PLC	56,242	103,937
Lloyds Banking Group PLC†	375,049	349,500
Lonmin PLC	1,491	40,733
Man Group PLC, Class B	16,656	65,703
Marks & Spencer Group PLC	15,605	84,288
National Grid PLC	184,457	1,757,680
Next PLC	1,888	59,969
Old Mutual PLC	52,345	114,202
Pearson PLC	72,419	1,279,081
Prudential PLC	338,091	3,831,811
Reckitt Benckiser Group PLC	34,185	1,755,962
Reed Elsevier PLC	109,837	951,482
Rexam PLC	9,142	53,295
Rio Tinto PLC	48,595	3,413,696
Rolls-Royce Group PLC†	17,202	170,816
Royal Bank of Scotland Group PLC†	159,268	104,218
Royal Dutch Shell PLC, Class A	33,558	1,218,795
Royal Dutch Shell PLC, Class B	23,456	850,395
RSA Insurance Group PLC	35,853	75,633
SABMiller PLC	8,769	310,534
Sage Group PLC	14,686	65,518
Scottish & Southern Energy PLC	8,492	171,784
Segro PLC	8,161	42,090
Serco Group PLC	5,436	48,660
Severn Trent PLC	2,522	59,109
Smith & Nephew PLC	8,659	97,652
Smiths Group PLC	3,881	80,750
Standard Chartered PLC	63,292	1,641,788
Standard Life PLC	22,056	73,171
Tesco PLC	211,728	1,294,081
Thomas Cook Group PLC	9,902	27,099
Tullow Oil PLC	161,105	3,742,276
Unilever PLC	11,737	357,741
United Utilities Group PLC	6,941	65,862
Vedanta Resources PLC	40,058	1,528,769
Vodafone Group PLC	2,085,796	5,905,747
Weir Group PLC	2,000	55,537
Whitbread PLC	1,959	51,853
WM Morrison Supermarkets PLC	21,214	93,927

Security Description	Shares/ Principal Amount	Value (Note 3)
United Kingdom (continued)
Xstrata PLC	95,556	$2,233,448
		70,783,797
United States — 0.0%
Synthes, Inc.*	638	86,271
Total Common Stock (cost $292,078,768)		322,860,172
PREFERRED STOCK — 0.2%
Germany — 0.2%
Henkel AG & Co. KgaA	2,501	154,927
Porsche Automobil Holding SE	878	57,499
Volkswagen AG	1,552	251,732
Total Preferred Stock (cost $358,216)		464,158
EXCHANGE-TRADED FUNDS — 0.4%
iShares MSCI EAFE Index Fund (cost $1,453,604)	24,440	1,468,600
WARRANTS† — 0.0%
Henderson Land Development Co., Ltd. Expires 06/01/11 (strike price 58.00 HKD)	2,400	145
Unione di Banche Italiane ScpA Expires 06/30/11 (strike price EUR 12.30)	7,261	9
Total Warrants (cost $0)		154
RIGHTS† — 0.0%
Origin Energy, Ltd. Expires 04/13/11	1,701	5,631
Porsche Automobil Holding SE Expires 04/12/11	878	7,612
Total Rights (cost $14,073)		13,243
Total Long-Term Investment Securities (cost $293,904,661)		324,806,327
SHORT-TERM INVESTMENT SECURITIES — 1.5%
Time Deposits — 0.6%
Euro Time Deposit with State Street Bank & Trust Co. 0.01% due 04/01/11	$1,867,000	1,867,000
U.S. Government Agencies — 0.8%
Federal Home Loan Bank Disc. Notes 0.0% due 04/01/11	2,700,000	2,700,000
U.S. Government Treasuries — 0.1%
United States Treasury Bills 0.02% due 06/23/11(5)	250,000	249,949
0.10% due 06/23/11(5)	205,000	204,959
		454,908
Total Short-Term Investment Securities (cost $5,021,925)		5,021,908

Seasons Series Trust International Equity Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount	Value (Note 3)
REPURCHASE AGREEMENT — 1.4%
Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 03/31/11, to be repurchased 04/01/11 in the amount of $1,867,001 and collateralized by $1,830,000 of United States Treasury Notes, bearing interest at 3.13% due 04/30/17 and having an approximate value of $1,907,253	$1,867,000	$1,867,000
Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 03/31/11, to be repurchased 04/01/11 in the amount of $2,718,001 and collateralized by $2,745,000 of United States Treasury Notes, bearing interest at 1.00% due 04/30/12 and having an approximate value of $2,775,644	2,718,000	2,718,000
Total Repurchase Agreements (cost $4,585,000)		4,585,000
TOTAL INVESTMENTS (cost $303,511,586)(1)	99.5%	334,413,235
Other assets less liabilities	0.5	1,779,865
NET ASSETS	100.0%	$336,193,100

†  Non-income producing security

*  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At March 31, 2011, the aggregate value of these securities was $1,409,953 representing 0.4% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

(1)  See Note 4 for cost of investments on a tax basis.

(2)  Illiquid security. At March 31, 2011, the aggregate value of these securities was $0 representing 0.0% of net assets.

(3)  Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 3.

(4)  Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the "1933 Act"); (b) is subject to a contractual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note 3. Certain restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Portfolio has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of March 31, 2011, the International Equity Portfolio held the following restricted securities:

Name	Acquisition Date	Shares	Acquisition Cost	Value	Value Per Share	% of Net Assets
Eurasia Drilling Co.,Ltd. GDR Common Stock	2/17/11	4,776	$14,017
	2/21/11	2,411	73,169
	2/22/11	4,158	124,915
	2/23/11	4,855	149,461
	2/24/11	11,642	371,556
	3/28/11	472	15,127
		28,314	748,245	$962,676	$34.00	0.29%
Reliance Industries, Ltd. GDR Common Stock	6/18/10	8,340	384,629
	6/21/10	13,049	601,557
	11/9/10	450	22,624
	2/9/11	5,610	227,826
	3/28/11	465	21,422
		27,914	$1,258,058	$1,323,682	$47.42	0.39%
				$2,286,358		0.68%

(5)  The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.

ADR — American Depository Receipt

EUR — Euro Dollar

FDR — Fiduciary Depository Receipt

GDR — Global Depository Receipt

HKD — Hong Kong Dollar

SDR — Swedish Depository Receipt

Open Futures Contracts

Number of ContractsType		Description	Expiration Month	Value at Trade Date	Value as of March 31, 2011	Unrealized Appreciation (Depreciation)
43	Long	MSCI E-Mini Index	June 2011	$3,520,184	$3,627,048	$106,864

Seasons Series Trust International Equity Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

The following is a summary of the inputs used to value the Portfolio's net assets as of March 31, 2011 (see Note 3):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets:
Long-Term Investment Securities:
Common Stock
France	$20,359,560	$—	$—	$20,359,560
Germany	21,919,297	—	—	21,919,297
Japan	52,815,585	—	—	52,815,585
Switzerland	18,900,318	—	—	18,900,318
United Kingdom	70,783,797	—	—	70,783,797
Other Countries*	138,069,646	—	11,800	138,081,446
Preferred Stock	464,158	—	—	464,158
Exchange Traded Funds	1,468,600	—	—	1,468,600
Warrants	154	—	—	154
Rights	13,243	—	—	13,243
Short-Term Investment Securities:
Time Deposits	—	1,867,000	—	1,867,000
U.S. Government Agencies	—	2,700,000	—	2,700,000
U.S. Government Treasuries	—	454,908	—	454,908
Repurchase Agreements	—	4,585,000	—	4,585,000
Other Financial Instruments+
Open Futures Contracts - Appreciation	106,864	—	—	106,864
Total	$324,901,222	$9,606,908	$11,800	$334,519,930

*  Sum of all other countries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by country, please refer to the Portfolio of Investments.

+  Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Common Stock
Balance as of 3/31/2010	$242,347
Accrued discounts/premiums	—
Realized gain(loss)	(19,211)
Change in unrealized appreciation(depreciation)(1)	66,155
Net purchases(sales)	(277,491)
Transfers in and/or out of Level 3	—
Balance as of 3/31/2011	$11,800

(1)  The total change in unrealized appreciation(depreciation) included in the statement of operations attributable to level 3 investments still held at March 31, 2011 includes:

Common Stock
$(6,816)

See Notes to Financial Statements

Seasons Series Trust Diversified Fixed Income Portfolio

PORTFOLIO PROFILE — March 31, 2011 (unaudited)

Industry Allocation*
United States Treasury Notes	19.2%
Government National Mtg. Assoc.	17.7
United States Treasury Bonds	8.5
Diversified Financial Services	8.1
Federal National Mtg. Assoc.	5.2
Diversified Banking Institutions	4.4
Federal Home Loan Mtg. Corp.	3.8
Repurchase Agreements	2.8
Banks-Commercial	1.9
Electric-Integrated	1.8
Banks-Super Regional	1.5
Pipelines	1.4
Telephone-Integrated	1.2
Sovereign	1.2
Federal Home Loan Bank	1.2
Real Estate Investment Trusts	1.1
Cable/Satellite TV	1.0
Multimedia	0.9
Oil Companies-Integrated	0.8
Oil Companies-Exploration & Production	0.8
Exchange-Traded Funds	0.8
Insurance-Life/Health	0.7
Finance-Investment Banker/Broker	0.7
Insurance-Multi-line	0.6
U.S. Municipal Bonds & Notes	0.6
Banks-Money Center	0.4
Telecom Services	0.4
Tobacco	0.3
Diversified Manufacturing Operations	0.3
Gas-Distribution	0.3
Medical-Drugs	0.3
Finance-Credit Card	0.3
Retail-Drug Store	0.3
Chemicals-Diversified	0.3
Special Purpose Entities	0.3
Food-Misc.	0.3
Paper & Related Products	0.3
Auto-Cars/Light Trucks	0.2
Brewery	0.2
Steel-Producers	0.2
Insurance-Mutual	0.2
Metal-Diversified	0.2
Insurance-Property/Casualty	0.2
Office Automation & Equipment	0.2
Chemicals-Specialty	0.2
Broadcast Services/Program	0.2
Cellular Telecom	0.2
Agricultural Chemicals	0.2
Medical-HMO	0.2
Non-Hazardous Waste Disposal	0.2
Medical-Hospitals	0.2
Pharmacy Services	0.2
Oil & Gas Drilling	0.2
Medical-Biomedical/Gene	0.2
Finance-Other Services	0.2
Insurance Brokers	0.2
Television	0.2
Diversified Operations	0.1
Building-Residential/Commercial	0.1
Oil Refining & Marketing	0.1

Retail-Discount	0.1%
Finance-Consumer Loans	0.1
Airlines	0.1
Finance-Auto Loans	0.1
Banks-Fiduciary	0.1
Coal	0.1
Real Estate Management/Services	0.1
Medical Labs & Testing Services	0.1
Independent Power Producers	0.1
Metal-Aluminum	0.1
Electric-Generation	0.1
Oil-Field Services	0.1
Auto/Truck Parts & Equipment-Original	0.1
Medical-Wholesale Drug Distribution	0.1
Investment Management/Advisor Services	0.1
Transport-Services	0.1
Wireless Equipment	0.1
Casino Hotels	0.1
Real Estate Operations & Development	0.1
Instruments-Scientific	0.1
Agricultural Operations	0.1
Electronic Components-Misc.	0.1
Transport-Air Freight	0.1
Medical Products	0.1
Aerospace/Defense-Equipment	0.1
Consumer Products-Misc.	0.1
Containers-Paper/Plastic	0.1
Electronic Components-Semiconductors	0.1
Finance-Commercial	0.1
Computers	0.1
Gold Mining	0.1
Retail-Auto Parts	0.1
Banks-Mortgage	0.1
Containers-Metal/Glass	0.1
Machine Tools & Related Products	0.1
Metal-Iron	0.1
Metal Processors & Fabrication	0.1
Commercial Services	0.1
Property Trust	0.1
99.9%
Credit Quality†#
Government—Treasury	28.8%
Government—Agency	29.0
AAA	2.3
AA	3.1
A	12.3
BBB	16.3
BB	3.5
B	1.6
CCC	1.2
Not Rated@	1.9
100.0%

*  Calculated as a percentage of net assets

†  Source: Standard and Poor's

#  Calculated as a percentage of total debt issues, excluding short-term securities.

@  Represents debt issues that either have no rating, or the rating is unavailable from the data source.

Seasons Series Trust Diversified Fixed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011

Security Description	Principal Amount	Value (Note 3)
ASSET BACKED SECURITIES — 7.2%
Diversified Financial Services — 7.2%
Bank of America Commercial Mtg., Inc., Series 2006-5, Class AM 5.45% due 09/10/47(1)	$500,000	$495,441
Banc of America Commercial Mtg., Inc., VRS Series 2006-2, Class A4 5.93% due 05/10/45(1)	375,000	407,283
Banc of America Commercial Mtg., Inc., VRS Series 2006-2, Class AJ 5.96% due 05/10/45(1)	1,000,000	989,313
Bear Stearns Commercial Mtg. Securities, Inc., Series 2006-T24, Class A4 5.54% due 10/12/41(1)	500,000	536,944
Bear Stearns Commercial Mtg. Securities, Inc., VRS Series 2007-T26, Class C 5.81% due 01/12/45*(1)	1,500,000	1,194,882
Bear Stearns Commercial Mtg. Securities, Inc., VRS Series 2007-PW16, Class A4 5.91% due 06/11/40(1)	325,000	350,447
Citibank Credit Card Issuance Trust, Series 2008-A1, Class A1 5.35% due 02/07/20	1,000,000	1,107,097
Citigroup/Deutsche Bank Commercial Mtg. Trust, Series 2007-CD4, Class A4 5.32% due 12/11/49(1)	300,000	315,324
Commercial Mtg. Asset Trust, Series 1999-C1, Class A3 6.64% due 01/17/32(1)	7,336	7,346
Commercial Mtg. Loan Trust, VRS Series 2008-LS1, Class A4B 6.21% due 12/10/49(1)	200,000	215,598
Commercial Mtg., Pass Through Certs., FRS Series 2006-FL12, Class A2 0.36% due 12/15/20*(1)	531,423	520,036
Commercial Mtg., Pass Through Certs., Series 2010-C1, Class A2 3.83% due 07/10/46*(1)	850,000	826,285
Commercial Mtg. Pass Through Certs., VRS Series 2006-C7, Class A4 5.95% due 06/10/46(1)	500,000	545,882
Credit Suisse Mtg. Capital Certs., VRS Series 2010-RR5, Class 1-B 5.47% due 09/18/39*(1)	550,000	560,925
Credit Suisse Mtg. Capital Certs., VRS Series 2007-C2, Class A3 5.54% due 01/15/49(1)	500,000	518,643
Credit Suisse Mtg. Capital Certs., VRS Series 2007-C5, Class A4 5.70% due 09/15/40(1)	500,000	519,577
CS First Boston Mtg. Securities Corp., Series 2005-C3, Class AM 4.73% due 07/15/37(1)	250,000	255,732

Security Description	Principal Amount	Value (Note 3)
Diversified Financial Services (continued)
CS First Boston Mtg. Securities Corp., VRS Series 2005-C4, Class AJ 5.19% due 08/15/38(1)	$142,408	$140,339
DB-UBS Mtg. Trust, VRS Series 2011-LC1A, Class XA 1.57% due 11/10/46*(1)(2)	5,652,069	372,373
DB-UBS Mtg. Trust, VRS Series 2011-LC1A, Class B 5.47% due 11/10/46*(1)	150,000	151,514
Entergy Arkansas Restoration Funding LLC, Series 2010A, Class A1 2.30% due 08/01/21	550,000	537,845
Extended Stay America Trust, Series 2010-ESHA, Class D 5.50% due 11/05/27*(1)	1,000,000	1,001,890
FREMF Mtg. Trust, VRS Series 2011-K701, Class X2 0.20% due 07/25/48*(2)(3)(10)	12,425,000	126,735
GMAC Commercial Mtg. Securities, Inc., Series 2005-C1, Class AM 4.75% due 05/10/43(1)	400,000	408,697
Greenwich Capital Commercial Funding Corp., VRS Series 2007-GG11, Class AJ 6.20% due 12/10/49(1)	1,000,000	868,062
GS Mtg. Securities Corp. II, FRS Series 2007-EOP, Class A3 1.53% due 03/06/20*(1)	1,000,000	1,000,354
GS Mtg. Securities Corp. II, VRS 2010-C2, Class A2 5.16% due 12/10/43*(1)	475,000	493,258
GS Mtg. Securities Corp. II,VRS 2010-C2 Class B 5.40% due 12/10/43*(1)	500,000	506,812
JP Morgan Chase Commercial Mtg. Securities Corp., FRS Series 2006-FL2A, Class A2 0.39% due 11/15/18*(1)	800,000	777,214
JP Morgan Chase Commercial Mtg. Securities Corp., Series 2010-C1, Class A2 4.61% due 06/15/43*(1)	300,000	307,850
JP Morgan Chase Commercial Mtg. Securities Corp., Series 2011-C3, Class A4 4.72% due 02/16/46*(1)	175,000	175,613
JP Morgan Chase Commercial Mtg. Securities Corp., Series 2007-CB18, Class A4 5.44% due 06/12/47(1)	530,000	558,877
JP Morgan Chase Commercial Mtg. Securities Corp., VRS Series 2006-CB14, Class A4 5.48% due 12/12/44(1)	575,000	610,058
JP Morgan Chase Commercial Mtg. Securities Corp., VRS Series 2007-CB18, Class AJ 5.50% due 06/12/47(1)	1,500,000	1,316,866

Seasons Series Trust Diversified Fixed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount	Value (Note 3)
ASSET BACKED SECURITIES (continued)
Diversified Financial Services (continued)
JP Morgan Chase Commercial Mtg. Securities Corp., Series 2007-C1, Class A4 5.72% due 02/15/51(1)	$500,000	$529,487
JP Morgan Chase Commercial Mtg. Securities Corp.,VRS Series 2007-CB20, Class A4 5.79% due 02/12/51(1)	500,000	538,566
JP Morgan Chase Commercial Mtg. Securities Corp., VRS Series 2006-LDP7, Class A4 6.06% due 04/15/45(1)	500,000	549,414
JP Morgan Chase Commercial Mtg. Securities Corp., Series 2008-C2, Class A4 6.07% due 02/12/51(1)	400,000	411,089
JP Morgan Mtg. Acquisition Corp., FRS Series2006-CH2, Class AV3 0.35% due 10/25/36	1,218,715	997,643
LB-UBS Commercial Mtg. Trust, Series 2005-C1, Class AJ 4.81% due 02/15/40(1)	75,000	75,720
LB-UBS Commercial Mtg. Trust, VRS Series 2006-C4, Class A4 6.08% due 06/15/38(1)	500,000	549,878
LB Commercial Conduit Mtg. Trust, VRS Series 2007-C3, Class A4 6.14% due 07/15/44(1)	275,000	294,313
LB-UBS Commercial Mtg. Trust, VRS Series 2007-C7, Class AM 6.37% due 09/15/45(1)	935,000	950,555
Merrill Lynch Mtg. Trust, VRS Series 2005-CIP1, Class AM 5.11% due 07/12/38(1)	220,000	228,369
Merrill Lynch Mtg. Trust, Series 2008-C1, Class A4 5.69% due 02/12/51(1)	80,000	84,759
Merrill Lynch/Countrywide Commercial Mtg. Trust, FRS Series 2006-4, Class A2FL 0.38% due 12/12/49(1)	780,234	757,587
Merrill Lynch/Countrywide Commercial Mtg. Trust, VRS Series 2007-8, Class AM 6.16% due 08/12/49(1)	250,000	251,009
Morgan Stanley Capital I, VRS Series 2011-C1, Class A4 5.03% due 09/15/47*(1)	245,000	254,181
Morgan Stanley Capital I, VRS Series 2011-C1, Class B 5.44% due 09/15/47*(1)	160,000	162,830
Morgan Stanley Capital I, VRS Series 2007-T25, Class AM 5.54% due 11/12/49(1)	350,000	363,682
Morgan Stanley Capital I, VRS Series 2006-HQ9, Class AJ 5.79% due 07/12/44(1)	100,000	100,215

Security Description	Principal Amount	Value (Note 3)
Diversified Financial Services (continued)
Morgan Stanley Capital I, VRS Series 2006-HQ9, Class B 5.83% due 07/12/44(1)	$500,000	$494,224
Morgan Stanley Capital I, VRS Series 2007-IQ15, Class AM 6.07% due 06/11/49(1)	1,250,000	1,244,341
Residential Asset Securities Corp., FRS Series 2006-EMX3, Class A2 0.43% due 04/25/36	2,548,034	1,964,116
Sierra Receivables Funding Co. LLC, Series 2010-3A, Class A 3.51% due 11/20/25*	609,701	611,745
Wachovia Bank Commercial Mtg. Trust, VRS Series 2005-C20, Class AMFX 5.18% due 07/15/42(1)	200,000	210,403
Wells Fargo Commercial Mtg. Trust, VRS Series 2010-C1, Class B 5.28% due 11/15/43*(1)	210,000	215,641
WF-RBS Commercial Mtg. Trust, VRS Series 2011-C2, Class XA 1.38% due 02/15/44*(1)(2)	1,050,000	64,771
Total Asset Backed Securities (cost $29,872,609)		30,625,650
U.S. CORPORATE BONDS & NOTES — 25.9%
Advertising Services — 0.0%
Visant Corp. Company Guar. Notes 10.00% due 10/01/17	65,000	70,200
Aerospace/Defense — 0.0%
BAE Systems Holdings, Inc. Company Guar. Notes 6.38% due 06/01/19*	70,000	78,618
Spirit Aerosystems, Inc. Company Guar. Notes 7.50% due 10/01/17	37,000	39,775
		118,393
Aerospace/Defense-Equipment — 0.1%
Goodrich Corp. Senior Notes 6.29% due 07/01/16	250,000	285,819
Agricultural Operations — 0.1%
Archer-Daniels-Midland Co. Senior Notes 4.48% due 03/01/21	110,000	111,401
Archer-Daniels-Midland Co. Senior Bonds 5.77% due 03/01/41	110,000	112,626
Bunge, Ltd. Finance Corp. Company Guar. Notes 5.35% due 04/15/14	77,000	81,613
		305,640
Airlines — 0.1%
Continental Airlines, Inc. Pass Through Certs. Series 2009-2, Class A 7.25% due 11/10/19	243,094	262,541

Seasons Series Trust Diversified Fixed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Airlines (continued)
Delta Air Lines, Inc. Senior Sec. Notes 9.50% due 09/15/14*	$114,000	$121,125
Southwest Airlines Co. Pass Through Certs. Series 2007-1, Class A 6.15% due 02/01/24	121,145	131,442
		515,108
Auto-Cars/Light Trucks — 0.2%
Daimler Finance North America LLC FRS Company Guar. Notes 0.92% due 03/28/14*	322,000	322,098
Daimler Finance North America LLC Company Guar. Notes 3.00% due 03/28/16*	344,000	341,480
Daimler Finance North America LLC Company Guar. Notes 8.50% due 01/18/31	200,000	268,818
		932,396
Auto-Heavy Duty Trucks — 0.0%
Navistar International Corp. Company Guar. Notes 8.25% due 11/01/21	75,000	83,156
Auto/Truck Parts & Equipment-Original — 0.1%
Cooper-Standard Automotive, Inc. Company Guar. Notes 8.50% due 05/01/18	25,000	26,750
Dana Holding Corp. Senior Notes 6.75% due 02/15/21	130,000	130,000
Johnson Controls, Inc. Senior Notes 5.70% due 03/01/41	120,000	120,153
Lear Corp. Company Guar. Notes 7.88% due 03/15/18	25,000	27,187
Lear Corp. Company Guar. Notes 8.13% due 03/15/20	105,000	115,500
		419,590
Banks-Commercial — 0.8%
BB&T Corp. Senior Notes 3.20% due 03/15/16	183,000	181,747
BB&T Corp. Sub. Notes 4.90% due 06/30/17	250,000	264,733
Branch Banking & Trust Co. FRS Sub. Notes 0.61% due 05/23/17	112,000	101,698
CIT Group, Inc. Senior Sec. Notes 7.00% due 05/01/17	66,280	66,363
First Horizon National Corp. Senior Notes 5.38% due 12/15/15	210,000	219,403

Security Description	Principal Amount	Value (Note 3)
Banks-Commercial (continued)
HSBC Bank USA NA Sub. Notes 4.63% due 04/01/14	$100,000	$106,319
HSBC Bank USA NA Sub. Notes 4.88% due 08/24/20	350,000	342,631
Huntington Bancshares, Inc. Sub. Notes 7.00% due 12/15/20	126,000	139,105
KeyBank NA Sub. Notes 5.70% due 08/15/12	250,000	264,304
KeyBank NA Sub. Notes 7.41% due 10/15/27	30,000	33,975
National City Bank Sub. Notes 5.80% due 06/07/17	250,000	273,371
Regions Bank Sub. Notes 7.50% due 05/15/18	125,000	132,132
Regions Financial Corp. Senior Notes 5.75% due 06/15/15	130,000	132,438
Sovereign Bank Sub. Notes 8.75% due 05/30/18	295,000	333,276
US Bank NA FRS Sub. Notes 3.78% due 04/29/20	205,000	208,767
Wachovia Bank NA Sub. Notes 6.60% due 01/15/38	535,000	600,984
		3,401,246
Banks-Fiduciary — 0.1%
State Street Capital Trust IV FRS Ltd. Guar. Bonds 1.31% due 06/01/77	622,000	513,241
Banks-Super Regional — 1.4%
BAC Capital Trust XV FRS Ltd. Guar. Notes 1.11% due 06/01/56	110,000	76,083
Bank of America NA Sub. Notes 5.30% due 03/15/17	471,000	483,560
Capital One Financial Corp. Senior Notes 6.75% due 09/15/17	440,000	506,099
Capital One Financial Corp. Senior Notes 7.38% due 05/23/14	180,000	206,603
Comerica, Inc. Senior Notes 3.00% due 09/16/15	15,000	14,925
Fifth Third Bancorp Senior Notes 3.63% due 01/25/16	343,000	342,698
JPMorgan Chase Bank NA Sub. Notes 5.88% due 06/13/16	122,000	134,333

Seasons Series Trust Diversified Fixed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Banks-Super Regional (continued)
JPMorgan Chase Bank NA Sub. Notes 6.00% due 10/01/17	$250,000	$273,442
KeyCorp. Senior Notes 3.75% due 08/13/15	375,000	378,919
KeyCorp Senior Notes 5.10% due 03/24/21	84,000	83,481
National City Corp. Senior Notes 4.90% due 01/15/15	100,000	107,500
National City Corp. Sub. Notes 6.88% due 05/15/19	300,000	342,479
PNC Preferred Funding Trust II FRS Jr. Sub. Bonds 6.11% due 03/15/12*(5)	323,000	269,705
SunTrust Banks, Inc. Senior Notes 3.60% due 04/15/16	260,000	258,449
SunTrust Banks, Inc. Senior Notes 6.00% due 09/11/17	95,000	104,583
SunTrust Banks, Inc. Sub. Notes 6.00% due 02/15/26	21,000	20,302
Wachovia Capital Trust III FRS Ltd. Guar. Notes 5.57% due 05/23/11(5)	156,000	143,130
Wachovia Corp. FRS Senior Notes 0.58% due 06/15/17	185,000	177,403
Wachovia Corp. Sub. Notes 5.63% due 10/15/16	350,000	378,230
Wells Fargo & Co. FRS Senior Notes 0.50% due 10/28/15	213,000	208,187
Wells Fargo & Co. Senior Notes 3.68% due 06/15/16	175,000	176,034
Wells Fargo & Co. Notes 4.60% due 04/01/21	630,000	623,010
Wells Fargo & Co. Senior Notes 5.63% due 12/11/17	100,000	109,222
Wells Fargo & Co. FRS Jr. Sub. Bonds 7.98% due 03/15/18(5)	115,000	125,925
Wells Fargo Bank NA FRS Sub. Notes 0.52% due 05/16/16	290,000	276,629
Wells Fargo Bank NA Sub. Notes 5.95% due 08/26/36	250,000	257,018
		6,077,949

Security Description	Principal Amount	Value (Note 3)
Brewery — 0.2%
Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 5.38% due 11/15/14	$50,000	$55,099
Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 5.38% due 01/15/20	125,000	134,163
Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 7.20% due 01/15/14	270,000	306,738
Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 7.75% due 01/15/19	325,000	399,850
		895,850
Broadcast Services/Program — 0.1%
Clear Channel Communications, Inc. Company Guar. Notes 9.00% due 03/01/21*	150,000	149,625
Clear Channel Communications, Inc. Company Guar. Notes 10.75% due 08/01/16	40,000	38,100
Discovery Communications LLC Company Guar. Notes 3.70% due 06/01/15	215,000	222,108
Nexstar Broadcasting, Inc./ Mission Broadcasting, Inc. Sec. Notes 8.88% due 04/15/17	70,000	75,775
Turner Broadcasting, Inc. Company Guar. Notes 8.38% due 07/01/13	75,000	85,494
		571,102
Building-Residential/Commercial — 0.1%
Beazer Homes USA, Inc. Senior Notes 9.13% due 05/15/19*	90,000	91,012
K. Hovnanian Enterprises, Inc. Senior Sec. Notes 10.63% due 10/15/16	70,000	74,375
Lennar Corp. Company Guar. Notes 6.95% due 06/01/18	150,000	148,500
Standard Pacific Corp. Sec. Notes 8.38% due 05/15/18	125,000	129,844
Standard Pacific Corp. Company Guar. Notes 8.38% due 05/15/18*	100,000	103,875
		547,606
Cable/Satellite TV — 0.9%
AT&T Broadband Company Guar. Notes 8.38% due 03/15/13	640,000	721,292
Comcast Corp. Company Guar. Notes 5.90% due 03/15/16	405,000	450,501
Comcast Corp. Company Guar. Notes 7.05% due 03/15/33	390,000	435,586

Seasons Series Trust Diversified Fixed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Cable/Satellite TV (continued)
COX Communications, Inc. Senior Notes 5.88% due 12/01/16*	$30,000	$33,136
COX Communications, Inc. Senior Notes 6.25% due 06/01/18*	200,000	223,004
COX Communications, Inc. Notes 7.13% due 10/01/12	275,000	298,531
CSC Holdings LLC Senior Notes 8.63% due 02/15/19	49,000	56,105
DIRECTV Holdings LLC/ DIRECTV Financing Co., Inc. Company Guar. Notes 4.75% due 10/01/14	500,000	538,386
DIRECTV Holdings LLC/ DIRECTV Financing Co., Inc. Company Guar. Notes 5.00% due 03/01/21	250,000	250,880
Echostar DBS Corp. Company Guar. Notes 7.13% due 02/01/16	139,000	148,382
Echostar DBS Corp. Company Guar. Notes 7.75% due 05/31/15	12,000	13,140
Insight Communications Co., Inc. Senior Notes 9.38% due 07/15/18*	125,000	138,750
TCI Communications, Inc. Senior Bonds 7.13% due 02/15/28	110,000	124,767
Time Warner Cable, Inc. Company Guar. Notes 6.55% due 05/01/37	165,000	167,940
Time Warner Cable, Inc. Company Guar. Notes 8.25% due 04/01/19	150,000	182,734
		3,783,134
Capacitors — 0.0%
Kemet Corp. Senior Sec. Notes 10.50% due 05/01/18	50,000	56,375
Casino Hotels — 0.1%
CityCenter Holdings LLC/ CityCenter Finance Corp. Sec. Notes 10.75% due 01/15/17*(6)	115,000	118,738
Harrah's Operating Co., Inc. Senior Sec. Notes 11.25% due 06/01/17	109,000	123,851
MGM Resorts International, Inc. Senior Sec. Notes 11.13% due 11/15/17	72,000	82,440
Turning Stone Resort Casino Enterprise Senior Notes 9.13% due 09/15/14*	35,000	36,050
		361,079

Security Description	Principal Amount	Value (Note 3)
Casino Services — 0.0%
Chukchansi Economic Development Authority Senior Notes 8.00% due 11/15/13*	27,000	19,980
Cellular Telecom — 0.2%
Cellco Partnership/Verizon Wireless Capital LLC Senior Notes 8.50% due 11/15/18	290,000	372,596
Cricket Communications, Inc. Company Guar. Notes 7.75% due 10/15/20	100,000	100,750
Nextel Communications, Inc. Company Guar. Notes 7.38% due 08/01/15	141,000	141,529
NII Capital Corp. Company Guar. Notes 7.63% due 04/01/21	50,000	51,125
		666,000
Chemicals-Diversified — 0.3%
Dow Chemical Co. Senior Notes 4.25% due 11/15/20	588,000	561,559
E.I. Du Pont de Nemours & Co. FRS Senior Notes 0.73% due 03/25/14	105,000	105,218
E.I. Du Pont de Nemours & Co. Senior Notes 5.00% due 01/15/13	7,000	7,480
PPG Industries, Inc. Senior Notes 1.90% due 01/15/16	36,000	34,109
PPG Industries, Inc. Senior Notes 3.60% due 11/15/20	160,000	150,650
PPG Industries, Inc. Senior Notes 5.50% due 11/15/40	72,000	70,148
Solutia, Inc. Company Guar. Notes 7.88% due 03/15/20	190,000	206,150
		1,135,314
Chemicals-Specialty — 0.1%
Eastman Chemical Co. Debentures 7.25% due 01/15/24	268,000	310,878
Huntsman International LLC Company Guar. Notes 8.63% due 03/15/21*	110,000	119,900
Lubrizol Corp. Company Guar. Bonds 6.50% due 10/01/34	112,000	122,139
		552,917
Coal — 0.1%
Arch Coal, Inc. Company Guar. Notes 8.75% due 08/01/16	43,000	48,052

Seasons Series Trust Diversified Fixed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Coal (continued)
Consol Energy, Inc. Company Guar. Notes 8.25% due 04/01/20	$195,000	$216,206
Foresight Energy LLC/ Foresight Energy Corp. Company Guar. Notes 9.63% due 08/15/17*	55,000	59,194
James River Escrow, Inc. Senior Notes 7.88% due 04/01/19*	50,000	51,750
Patriot Coal Corp. Company Guar. Notes 8.25% due 04/30/18	125,000	133,125
		508,327
Commercial Services — 0.1%
Ceridian Corp. Company Guar. Notes 11.25% due 11/15/15	175,000	182,000
Commercial Services-Finance — 0.0%
Moody's Corp. Senior Notes 5.50% due 09/01/20	29,000	29,415
Computer Services — 0.0%
Affiliated Computer Services, Inc. Senior Notes 5.20% due 06/01/15	106,000	114,307
Compucom Systems, Inc. Senior Sub. Notes 12.50% due 10/01/15*	31,000	33,519
		147,826
Computers — 0.1%
International Business Machines Corp. Senior Notes 6.22% due 08/01/27	210,000	241,653
Computers-Memory Devices — 0.0%
Spansion LLC Company Guar. Notes 7.88% due 11/15/17*	45,000	45,788
Computers-Periphery Equipment — 0.0%
CDW Escrow Corp. Senior Notes 8.50% due 04/01/19*	50,000	50,063
Consulting Services — 0.0%
FTI Consulting, Inc. Company Guar. Notes 6.75% due 10/01/20*	150,000	151,875
Consumer Products-Misc. — 0.1%
American Achievement Corp. Senior Sec. Notes 10.88% due 04/15/16*	50,000	49,125
Kimberly-Clark Corp. Senior Notes 5.30% due 03/01/41	48,000	48,499
Reynolds Group Issuer, Inc./ Reynolds Group Issuer LLC Company Guar. Notes 9.00% due 04/15/19*	170,000	175,950
		273,574

Security Description	Principal Amount	Value (Note 3)
Containers-Metal/Glass — 0.1%
Ball Corp. Company Guar. Notes 7.38% due 09/01/19	$137,000	$148,302
Crown Cork & Seal Co., Inc. Senior Notes 7.38% due 12/15/26	40,000	39,450
		187,752
Containers-Paper/Plastic — 0.1%
Berry Plastics Corp. Senior Sec. Notes 9.50% due 05/15/18	68,000	67,660
Graphic Packaging International, Inc. Company Guar. Notes 9.50% due 06/15/17	34,000	37,740
Packaging Dynamics Corp. Senior Sec. Notes 8.75% due 02/01/16*	150,000	153,375
		258,775
Cosmetics & Toiletries — 0.0%
Revlon Consumer Products Corp. Senior Sec. Notes 9.75% due 11/15/15	45,000	48,713
Decision Support Software — 0.0%
PGS Solutions Company Guar. Notes 9.63% due 02/15/15	154,000	153,230
Dialysis Centers — 0.0%
DaVita, Inc. Company Guar. Notes 6.63% due 11/01/20	145,000	146,812
Distribution/Wholesale — 0.0%
American Tire Distributors, Inc. Senior Sec. Notes 9.75% due 06/01/17	75,000	82,500
McJunkin Red Man Corp. Senior Sec. Notes 9.50% due 12/15/16*	90,000	91,125
		173,625
Diversified Banking Institutions — 3.8%
Bank of America Corp. FRS Senior Notes 1.72% due 01/30/14	100,000	101,635
Bank of America Corp. FDIC Guar. Notes 2.10% due 04/30/12	703,000	715,883
Bank of America Corp. FDIC Guar. Notes 3.13% due 06/15/12	759,000	782,619
Bank of America Corp. Sub. Notes 5.25% due 12/01/15	245,000	256,982
Bank of America Corp. Sub. Notes 5.42% due 03/15/17	303,000	309,328
Bank of America Corp. Senior Notes 5.65% due 05/01/18	500,000	522,541

Seasons Series Trust Diversified Fixed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Diversified Banking Institutions (continued)
Bank of America Corp. Senior Notes 5.75% due 12/01/17	$175,000	$184,382
Bank of America Corp. Senior Notes 5.88% due 01/05/21	130,000	135,743
Bank of America Corp. Senior Notes 6.00% due 09/01/17	350,000	375,129
Bank of America Corp. Senior Notes 6.50% due 08/01/16	369,000	408,344
Bank of America Corp. Sub. Notes 6.50% due 09/15/37	100,000	100,372
Bank of America Corp. FRS Jr. Sub. Notes 8.00% due 01/30/18(5)	285,000	306,480
Citigroup, Inc. FDIC Guar. Notes 2.13% due 04/30/12	756,000	770,301
Citigroup, Inc. Senior Notes 4.59% due 12/15/15	191,000	197,503
Citigroup, Inc. Sub. Notes 5.00% due 09/15/14	590,000	616,080
Citigroup, Inc. Senior Notes 5.50% due 04/11/13	100,000	107,002
Citigroup, Inc. Senior Notes 5.50% due 10/15/14	210,000	226,506
Citigroup, Inc. Sub. Notes 6.00% due 10/31/33	105,000	100,263
Citigroup, Inc. Senior Notes 6.13% due 11/21/17	130,000	141,655
Citigroup, Inc. Senior Notes 6.13% due 05/15/18	300,000	327,213
Citigroup, Inc. Sub. Notes 6.13% due 08/25/36	460,000	438,654
Citigroup, Inc. Senior Notes 6.50% due 08/19/13	320,000	349,874
Citigroup, Inc. Senior Notes 6.88% due 03/05/38	200,000	219,789
Citigroup, Inc. Notes 8.50% due 05/22/19	50,000	61,694
Goldman Sachs Group, Inc. Senior Notes 3.63% due 02/07/16	100,000	99,055

Security Description	Principal Amount	Value (Note 3)
Diversified Banking Institutions (continued)
Goldman Sachs Group, Inc. Senior Notes 3.70% due 08/01/15	$345,000	$347,546
Goldman Sachs Group, Inc. Sub. Notes 5.63% due 01/15/17	334,000	351,973
Goldman Sachs Group, Inc. Senior Notes 5.95% due 01/18/18	131,000	140,668
Goldman Sachs Group, Inc. Sub. Notes 5.95% due 01/15/27	125,000	125,619
Goldman Sachs Group, Inc. Senior Notes 6.00% due 05/01/14	140,000	153,733
Goldman Sachs Group, Inc. Senior Notes 6.25% due 09/01/17	350,000	383,224
Goldman Sachs Group, Inc. Senior Notes 6.25% due 02/01/41	268,000	266,890
Goldman Sachs Group, Inc. Sub. Notes 6.45% due 05/01/36	385,000	376,520
Goldman Sachs Group, Inc. Sub. Notes 6.75% due 10/01/37	145,000	146,251
Goldman Sachs Group, Inc. Senior Notes 7.50% due 02/15/19	295,000	342,667
JPMorgan Chase & Co. FRS Sub. Notes 1.54% due 09/01/15	313,000	312,999
JPMorgan Chase & Co. Senior Notes 3.45% due 03/01/16	235,000	234,161
JP Morgan Chase & Co. Senior Notes 4.25% due 10/15/20	100,000	95,571
JPMorgan Chase & Co. Senior Notes 4.40% due 07/22/20	100,000	96,635
JPMorgan Chase & Co. Sub. Notes 5.13% due 09/15/14	600,000	643,992
JP Morgan Chase & Co. Sub. Notes 5.15% due 10/01/15	150,000	160,681
JP Morgan Chase & Co. Senior Notes 6.00% due 01/15/18	150,000	164,473
JPMorgan Chase & Co. Sub. Notes 6.13% due 06/27/17	251,000	273,138
JPMorgan Chase & Co. Senior Notes 6.30% due 04/23/19	225,000	249,050
JPMorgan Chase & Co. FRS Jr. Sub Notes 7.90% due 04/30/18(5)	360,000	393,880

Seasons Series Trust Diversified Fixed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Diversified Banking Institutions (continued)
JPMorgan Chase Capital XVII Ltd. Guar. Notes 5.85% due 08/01/35	$130,000	$125,448
JPMorgan Chase Capital XXIII FRS Ltd. Guar. Bonds 1.31% due 05/15/77	50,000	41,385
Morgan Stanley Sub. Notes 4.75% due 04/01/14	450,000	468,907
Morgan Stanley Senior Notes 5.55% due 04/27/17	499,000	524,871
Morgan Stanley Senior Notes 5.63% due 09/23/19	250,000	255,334
Morgan Stanley Senior Notes 5.75% due 01/25/21	175,000	176,627
Morgan Stanley Senior Notes 5.95% due 12/28/17	150,000	161,121
Morgan Stanley Senior Notes 6.00% due 05/13/14	250,000	271,962
Morgan Stanley Senior Notes 6.25% due 08/28/17	150,000	163,033
Morgan Stanley Senior Notes 6.63% due 04/01/18	675,000	741,903
Nationsbank Corp. Sub. Notes 7.25% due 10/15/25	39,000	40,914
		16,086,203
Diversified Financial Services — 0.9%
Citigroup Capital XXI FRS Company Guar. Bonds 8.30% due 12/21/77	257,000	267,280
General Electric Capital Corp. Senior Notes 3.50% due 06/29/15	290,000	296,421
General Electric Capital Corp. Senior Notes 3.75% due 11/14/14	150,000	156,284
General Electric Capital Corp. Senior Notes 4.38% due 09/16/20	185,000	179,783
General Electric Capital Corp. Senior Notes 4.63% due 01/07/21	200,000	196,964
General Electric Capital Corp. Sub. Notes 5.30% due 02/11/21	255,000	258,996
General Electric Capital Corp. Senior Notes 5.50% due 01/08/20	245,000	259,214
General Electric Capital Corp. Senior Notes 5.63% due 05/01/18	1,525,000	1,648,707

Security Description	Principal Amount	Value (Note 3)
Diversified Financial Services (continued)
General Electric Capital Corp. Senior Notes 5.88% due 01/14/38	$117,000	$115,511
General Electric Capital Corp. Senior Notes 6.15% due 08/07/37	535,000	546,934
		3,926,094
Diversified Manufacturing Operations — 0.2%
Cargill, Inc. Senior Notes 5.60% due 09/15/12*	135,000	143,637
Cargill, Inc. Senior Notes 6.38% due 06/01/12*	255,000	269,697
General Electric Co. Senior Notes 5.25% due 12/06/17	51,000	55,539
Harsco Corp. Senior Notes 2.70% due 10/15/15	247,000	242,957
Textron, Inc. Senior Notes 6.20% due 03/15/15	250,000	272,850
		984,680
E-Commerce/Services — 0.0%
Expedia, Inc. Company Guar. Notes 8.50% due 07/01/16	120,000	130,500
Electric-Distribution — 0.0%
Oglethorpe Power Corp. 1st. Mtg. Notes 5.38% due 11/01/40	120,000	112,533
Electric-Generation — 0.1%
AES Corp. Senior Notes 8.00% due 10/15/17	137,000	147,275
Allegheny Energy Supply Co. LLC Senior Notes 6.75% due 10/15/39*	196,000	186,097
Edison Mission Energy Senior Notes 7.63% due 05/15/27	175,000	130,375
		463,747
Electric-Integrated — 1.7%
Ameren Energy Generating Co. Senior Notes 6.30% due 04/01/20	133,000	130,731
Ameren Illinois Co. Senior Sec. Notes 9.75% due 11/15/18	100,000	128,990
Cleco Power LLC Senior Notes 6.00% due 12/01/40	125,000	119,369
Commonwealth Edison Co. 1st Mtg. Bonds 5.80% due 03/15/18	235,000	259,612

Seasons Series Trust Diversified Fixed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Electric-Integrated (continued)
Consumers Energy Co. 1st Mtg. Notes 5.00% due 03/15/15	$100,000	$109,055
Dominion Resources, Inc. Senior Notes 4.45% due 03/15/21	486,000	481,982
Dominion Resources, Inc. Senior Notes 5.25% due 08/01/33	230,000	248,582
Edison International Senior Notes 3.75% due 09/15/17	130,000	127,942
Entergy Corp. Senior Notes 3.63% due 09/15/15	100,000	98,962
Entergy Louisiana LLC 1st Mtg. Notes 4.80% due 05/01/21	168,000	165,962
Exelon Generation Co. LLC Senior Notes 5.35% due 01/15/14	175,000	187,999
Exelon Generation Co. LLC Senior Notes 5.75% due 10/01/41	117,000	107,324
FirstEnergy Corp. Senior Notes 7.38% due 11/15/31	120,000	129,985
FPL Group Capital, Inc. Company Guar. Notes 6.00% due 03/01/19	250,000	273,763
Georgia Power Co. Senior Notes 4.75% due 09/01/40	350,000	313,431
Great Plains Energy, Inc. Senior Notes 2.75% due 08/15/13	100,000	101,246
MidAmerican Energy Holdings Co. Senior Notes 5.75% due 04/01/18	450,000	501,837
MidAmerican Energy Holdings Co. Senior Notes 6.13% due 04/01/36	505,000	535,638
Mirant Mid-Atlantic LLC Pass Through Certs., Series B 9.13% due 06/30/17	37,566	40,853
Nevada Power Co. General Refunding Mtg. Notes 6.50% due 08/01/18	200,000	229,483
NiSource Finance Corp. Company Guar. Notes 6.15% due 03/01/13	150,000	162,609
NiSource Finance Corp. Company Guar. Notes 6.40% due 03/15/18	80,000	89,501
Oncor Electric Delivery Co. LLC Senior Sec. Notes 5.00% due 09/30/17*	300,000	311,242

Security Description	Principal Amount	Value (Note 3)
Electric-Integrated (continued)
Oncor Electric Delivery Co. LLC 1st Mtg. Bonds 6.80% due 09/01/18	$150,000	$170,969
Oncor Electric Delivery Co. LLC Senior Sec. Notes 7.00% due 09/01/22	195,000	224,284
PECO Energy Co. 1st Mtgs. Bonds 5.70% due 03/15/37	170,000	171,885
Pepco Holdings, Inc. Senior Notes 2.70% due 10/01/15	175,000	172,224
Potomac Electric Power Co. 1st Mtg. Bonds 7.90% due 12/15/38	65,000	86,837
Progress Energy, Inc. Senior Notes 4.40% due 01/15/21	250,000	248,142
Progress Energy, Inc. Senior Notes 6.00% due 12/01/39	110,000	113,077
Progress Energy, Inc. Senior Notes 6.85% due 04/15/12	470,000	497,767
Sierra Pacific Power Co. General Refunding Mtg. 6.00% due 05/15/16	150,000	169,042
Union Electric Co. Senior Sec. Notes 6.40% due 06/15/17	165,000	187,193
Virginia Electric & Power Co. Senior Notes 5.40% due 04/30/18	100,000	109,809
		7,007,327
Electronic Components-Misc. — 0.1%
Jabil Circuit, Inc. Senior Notes 5.63% due 12/15/20	166,000	164,962
Jabil Circuit, Inc. Senior Notes 7.75% due 07/15/16	24,000	27,240
Jabil Circuit, Inc. Senior Notes 8.25% due 03/15/18	95,000	107,825
		300,027
Electronic Components-Semiconductors — 0.1%
Freescale Semiconductor, Inc. Company Guar. Notes 9.13% due 12/15/14(6)	33,000	33,990
Freescale Semiconductor, Inc. Senior Sec. Notes 9.25% due 04/15/18*	33,000	36,135
Freescale Semiconductor, Inc. Senior Sec. Notes 10.13% due 03/15/18*	25,000	28,000
National Semiconductor Corp. Senior Notes 6.60% due 06/15/17	144,000	158,457
		256,582

Seasons Series Trust Diversified Fixed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Electronics-Military — 0.0%
L-3 Communications Corp. Company Guar. Notes 4.95% due 02/15/21	$110,000	$110,642
Energy-Alternate Sources — 0.0%
Headwaters, Inc. Senior Sec. Notes 7.63% due 04/01/19*	150,000	150,000
Enterprise Software/Service — 0.0%
Mantech International Corp. Company Guar. Notes 7.25% due 04/15/18	155,000	162,750
Finance-Auto Loans — 0.1%
Ford Motor Credit Co. LLC Senior Notes 5.75% due 02/01/21	267,000	263,662
Ford Motor Credit Co. LLC Senior Notes 8.00% due 12/15/16	122,000	138,492
Ford Motor Credit Co. LLC Senior Notes 12.00% due 05/15/15	89,000	112,020
		514,174
Finance-Commercial — 0.1%
Caterpillar Financial Services Corp. Notes 1.55% due 12/20/13	100,000	100,227
Caterpillar Financial Services Corp. Senior Notes 4.25% due 02/08/13	60,000	63,425
Textron Financial Corp. Senior Notes 5.40% due 04/28/13	88,000	92,536
		256,188
Finance-Consumer Loans — 0.1%
SLM Corp. Senior Notes 5.00% due 04/15/15	100,000	100,683
SLM Corp. Senior Notes 5.63% due 08/01/33	150,000	128,242
SLM Corp. Senior Notes 6.25% due 01/25/16	205,000	213,713
SLM Corp. Senior Notes 8.00% due 03/25/20	75,000	81,750
		524,388
Finance-Credit Card — 0.3%
American Express Co. Senior Notes 7.25% due 05/20/14	800,000	909,951
American Express Credit Corp. Senior Notes 2.75% due 09/15/15	75,000	73,645
American Express Credit Corp. Senior Notes 5.88% due 05/02/13	100,000	107,970

Security Description	Principal Amount	Value (Note 3)
Finance-Credit Card (continued)
Capital One Capital III Ltd. Guar. Bonds 7.69% due 08/01/66	$72,000	$74,070
Discover Financial Services Senior Notes 6.45% due 06/12/17	40,000	43,120
		1,208,756
Finance-Investment Banker/Broker — 0.5%
Bear Stearns Cos., Inc. Senior Notes 7.25% due 02/01/18	100,000	116,514
Jefferies Group, Inc. Senior Notes 3.88% due 11/09/15	150,000	149,676
JP Morgan Chase Capital XXV Ltd. Guar. Bonds 6.80% due 10/01/37	400,000	402,053
Lazard Group LLC Senior Notes 6.85% due 06/15/17	250,000	266,130
Lehman Brothers Holdings Capital Trust VII FRS Ltd. Guar. Notes 5.86% due 05/31/12†(5)(8)(9)	58,000	6
Lehman Brothers Holdings, Inc. Sub. Notes 6.75% due 12/28/17†(8)(9)	131,000	13
Lehman Brothers Holdings, Inc. Sub. Notes 7.50% due 05/11/38†(8)(9)	99,000	10
Merrill Lynch & Co., Inc. Sub. Notes 5.70% due 05/02/17	200,000	207,557
Merrill Lynch & Co., Inc. Sub. Notes 6.05% due 05/16/16	642,000	678,523
Merrill Lynch & Co., Inc. Sub. Notes 6.11% due 01/29/37	100,000	94,842
		1,915,324
Finance-Other Services — 0.2%
ERAC USA Finance LLC Company Guar. Notes 2.25% due 01/10/14*	147,000	146,647
ERAC USA Finance LLC Company Guar. Notes 2.75% due 07/01/13*	100,000	101,235
ERAC USA Finance LLC Company Guar. Notes 7.00% due 10/15/37*	215,000	234,248
SquareTwo Financial Corp. Senior Sec. Notes 11.63% due 04/01/17*	165,000	167,475
		649,605
Financial Guarantee Insurance — 0.0%
Assured Guaranty Municipal Holdings, Inc. FRS Company Guar. Notes 6.40% due 12/15/66*	50,000	32,750

Seasons Series Trust Diversified Fixed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Firearms & Ammunition — 0.0%
FGI Operating Co, Inc. Senior Sec. Notes 10.25% due 08/01/15	$52,000	$55,445
Food-Canned — 0.0%
Blue Merger Sub, Inc. Company Guar. Notes 7.63% due 02/15/19*	25,000	25,344
Food-Meat Products — 0.0%
Smithfield Foods, Inc. Senior Sec. Notes 10.00% due 07/15/14	34,000	40,035
Food-Misc. — 0.3%
Kraft Foods, Inc. Senior Notes 4.13% due 02/09/16	500,000	518,765
Kraft Foods, Inc. Senior Notes 5.38% due 02/10/20	315,000	332,560
Kraft Foods, Inc. Senior Notes 6.50% due 02/09/40	256,000	273,430
		1,124,755
Food-Retail — 0.0%
Ahold Finance USA LLC Company Guar. Notes 6.88% due 05/01/29	101,000	110,662
Funeral Services & Related Items — 0.0%
Carriage Services, Inc. Company Guar. Notes 7.88% due 01/15/15	149,000	151,980
Gambling (Non-Hotel) — 0.0%
Downstream Development Authority Senior Sec. Notes 12.00% due 10/15/15*	136,000	143,480
Gas-Distribution — 0.3%
AGL Capital Corp. Company Guar. Notes 6.38% due 07/15/16	85,000	95,746
Atmos Energy Corp. Senior Notes 6.35% due 06/15/17	140,000	156,007
CenterPoint Energy, Inc. Senior Notes 6.50% due 05/01/18	95,000	106,677
KeySpan Gas East Corp. Senior Bonds 5.82% due 04/01/41*	220,000	220,029
Sempra Energy FRS Senior Notes 1.07% due 03/15/14	105,000	105,519
Sempra Energy Senior Notes 6.50% due 06/01/16	65,000	74,185
Sempra Energy Senior Notes 8.90% due 11/15/13	180,000	209,408

Security Description	Principal Amount	Value (Note 3)
Gas-Distribution (continued)
Sempra Energy Senior Notes 9.80% due 02/15/19	$100,000	$132,767
Southern Union Co. Senior Notes 7.60% due 02/01/24	132,000	146,875
		1,247,213
Gas-Transportation — 0.0%
Sabine Pass LNG LP Senior Sec. Notes 7.25% due 11/30/13	25,000	25,563
Hazardous Waste Disposal — 0.0%
Clean Harbors, Inc. Senior Sec. Notes 7.63% due 08/15/16	27,000	28,654
Home Furnishings — 0.0%
Norcraft Cos., LP/Norcraft Finance Corp. Senior Sec. Notes 10.50% due 12/15/15	45,000	48,094
Independent Power Producers — 0.1%
Calpine Corp. Senior Sec. Notes 7.88% due 07/31/20*	115,000	122,187
Calpine Corp. Escrow Notes 8.75% due 07/15/13†(10)(14)	150,000	0
Dynegy-Roseton/Danskammer Pass Through Certs. Series B 7.67% due 11/08/16	67,000	63,315
GenOn Escrow Corp. Senior Notes 9.50% due 10/15/18*	115,000	119,600
NRG Energy, Inc. Company Guar. Notes 8.25% due 09/01/20*	180,000	187,200
		492,302
Instruments-Scientific — 0.1%
Thermo Fisher Scientific, Inc. Senior Notes 5.00% due 06/01/15	300,000	327,175
Insurance Brokers — 0.2%
AON Corp. Senior Notes 5.00% due 09/30/20	275,000	277,994
Marsh & McLennan Cos., Inc. Senior Notes 4.85% due 02/15/13	250,000	259,566
Marsh & McLennan Cos., Inc. Senior Notes 5.75% due 09/15/15	100,000	108,627
		646,187
Insurance-Life/Health — 0.7%
Aflac, Inc. Senior Notes 6.45% due 08/15/40	170,000	170,623

Seasons Series Trust Diversified Fixed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Insurance-Life/Health (continued)
Jefferson-Pilot Corp. Senior Notes 4.75% due 01/30/14	$98,000	$103,017
Lincoln National Corp. Senior Notes 5.65% due 08/27/12	300,000	317,317
Nationwide Financial Services, Inc. Senior Notes 5.90% due 07/01/12	132,000	136,844
Pacific Life Insurance Co. Sub. Notes 9.25% due 06/15/39*	225,000	295,749
Pricoa Global Funding I Senior Sec. Notes 5.45% due 06/11/14*	500,000	542,400
Principal Financial Group, Inc. Company Guar. Notes 7.88% due 05/15/14	50,000	57,768
Principal Financial Group, Inc. Company Guar. Notes 8.88% due 05/15/19	100,000	127,104
Protective Life Corp. Senior Notes 8.45% due 10/15/39	306,000	341,324
Protective Life Secured Trusts Senior Sec. Notes 5.45% due 09/28/12	150,000	158,683
Prudential Financial, Inc. Senior Notes 2.75% due 01/14/13	150,000	152,935
Prudential Financial, Inc. Senior Notes 4.50% due 11/15/20	209,000	204,716
Prudential Financial, Inc. Senior Notes 6.20% due 01/15/15	80,000	88,293
Symetra Financial Corp. Senior Notes 6.13% due 04/01/16*	135,000	140,294
Teachers Insurance & Annuity Assoc. of America Sub. Notes 6.85% due 12/16/39*	132,000	148,834
Unum Group Senior Notes 7.13% due 09/30/16	61,000	68,767
		3,054,668
Insurance-Multi-line — 0.5%
Farmers Insurance Exchange Sub. Notes 8.63% due 05/01/24*	250,000	283,734
Genworth Financial, Inc. Senior Notes 7.63% due 09/24/21	94,000	94,301
Guardian Life Insurance Co. of America Sub. Notes 7.38% due 09/30/39*	100,000	116,822

Security Description	Principal Amount	Value (Note 3)
Insurance-Multi-line (continued)
Hartford Financial Services Group, Inc. Senior Notes 4.00% due 03/30/15	$150,000	$152,276
Hartford Financial Services Group, Inc. Senior Notes 5.38% due 03/15/17	120,000	124,315
Hartford Financial Services Group, Inc. Senior Notes 6.00% due 01/15/19	255,000	268,041
Hartford Financial Services Group, Inc. FRS Jr. Sub. Debentures 8.13% due 06/15/68	100,000	109,500
MetLife, Inc. Senior Notes 7.72% due 02/15/19	325,000	395,062
Metropolitan Life Global Funding I Senior Sec. Notes 2.88% due 09/17/12*	190,000	193,750
MMI Capital Trust I Ltd. Guar. Bonds 7.63% due 12/15/27	100,000	102,429
Nationwide Mutual Insurance Co. Sub. Notes 9.38% due 08/15/39*	200,000	243,221
Unitrin, Inc. Senior Notes 6.00% due 05/15/17	165,000	169,826
		2,253,277
Insurance-Mutual — 0.2%
Liberty Mutual Group, Inc. Senior Notes 5.75% due 03/15/14*	255,000	267,689
Liberty Mutual Group, Inc. Company Guar. Notes 7.80% due 03/07/87*	167,000	166,165
Liberty Mutual Insurance Co. Sub. Notes 7.70% due 10/15/97*	130,000	119,551
Massachusetts Mutual Life Insurance Co. Sub. Notes 8.88% due 06/01/39*	245,000	335,052
		888,457
Insurance-Property/Casualty — 0.2%
ACE Capital Trust II Ltd. Guar. Notes 9.70% due 04/01/30	170,000	214,200
Everest Reinsurance Holdings, Inc. FRS Jr. Sub. Bonds 6.60% due 05/01/67	235,000	223,250
Reinsurance Group of America, Inc. Senior Notes 5.63% due 03/15/17	300,000	314,878
W.R. Berkley Corp. Senior Notes 5.60% due 05/15/15	70,000	74,031
		826,359

Seasons Series Trust Diversified Fixed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Investment Management/Advisor Services — 0.1%
Ameriprise Financial, Inc. Senior Notes 5.65% due 11/15/15	$340,000	$380,498
Machine Tools & Related Products — 0.1%
Kennametal, Inc. Senior Notes 7.20% due 06/15/12	180,000	187,651
Machinery-Farming — 0.0%
Case New Holland, Inc. Senior Notes 7.88% due 12/01/17*	60,000	66,675
Medical Instruments — 0.0%
Accellent, Inc. Senior Sec. Notes 8.38% due 02/01/17	140,000	150,150
Medical Labs & Testing Services — 0.1%
Quest Diagnostics, Inc. FRS Company Guar. Notes 1.16% due 03/24/14	177,000	177,519
Quest Diagnostics, Inc. Company Guar. Notes 3.20% due 04/01/16	130,000	129,216
Quest Diagnostics, Inc. Company Guar. Notes 4.70% due 04/01/21	199,000	196,964
		503,699
Medical Products — 0.1%
Becton Dickinson and Co. Senior Notes 7.00% due 08/01/27	161,000	190,246
Universal Hospital Services, Inc. Senior Sec. Notes 8.50% due 06/01/15(6)	100,000	104,375
		294,621
Medical-Biomedical/Gene — 0.2%
Amgen, Inc. Senior Notes 6.40% due 02/01/39	180,000	199,619
Bio-Rad Laboratories, Inc. Senior Sub. Notes 8.00% due 09/15/16	45,000	49,838
Celgene Corp. Senior Notes 2.45% due 10/15/15	105,000	101,618
Genzyme Corp. Company Guar. Notes 3.63% due 06/15/15	110,000	114,272
Life Technologies Corp. Senior Notes 4.40% due 03/01/15	195,000	203,486
		668,833
Medical-Drugs — 0.1%
Wyeth Corp. Company Guar. Bonds 6.50% due 02/01/34	250,000	287,246

Security Description	Principal Amount	Value (Note 3)
Medical-HMO — 0.2%
CIGNA Corp. Senior Notes 4.50% due 03/15/21	$145,000	$142,744
CIGNA Corp. Senior Bonds 5.88% due 03/15/41	55,000	53,973
UnitedHealth Group, Inc. Senior Notes 3.88% due 10/15/20	15,000	14,280
UnitedHealth Group, Inc. Senior Notes 4.70% due 02/15/21	20,000	20,219
UnitedHealth Group, Inc. Senior Notes 6.00% due 02/15/18	145,000	161,275
UnitedHealth Group, Inc. Senior Notes 6.63% due 11/15/37	105,000	113,808
WellPoint, Inc. Senior Notes 7.00% due 02/15/19	190,000	225,207
		731,506
Medical-Hospitals — 0.2%
Capella Healthcare, Inc. Company Guar. Notes 9.25% due 07/01/17*	70,000	74,550
HCA, Inc. Senior Notes 7.50% due 11/15/95	138,000	113,160
HCA, Inc. Senior Sec. Notes 8.50% due 04/15/19	265,000	294,150
Tenet Healthcare Corp. Senior Notes 9.25% due 02/01/15	210,000	231,262
		713,122
Medical-Outpatient/Home Medical — 0.0%
Select Medical Corp. Company Guar. Notes 7.63% due 02/01/15	155,000	157,712
Medical-Wholesale Drug Distribution — 0.1%
Cardinal Health, Inc. Senior Notes 4.00% due 06/15/15	300,000	309,804
Cardinal Health, Inc. Senior Notes 4.63% due 12/15/20	50,000	49,731
McKesson Corp. Senior Notes 4.75% due 03/01/21	45,000	45,637
		405,172
Metal Processors & Fabrication — 0.1%
Commercial Metals Co. Senior Notes 5.63% due 11/15/13	125,000	131,331
Commercial Metals Co. Senior Notes 6.50% due 07/15/17	50,000	51,248
		182,579

Seasons Series Trust Diversified Fixed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Metal-Aluminum — 0.1%
Alcoa, Inc. Senior Notes 5.55% due 02/01/17	$85,000	$89,884
Alcoa, Inc. Senior Notes 5.87% due 02/23/22	100,000	102,335
Alcoa, Inc. Senior Notes 6.15% due 08/15/20	215,000	227,195
Alcoa, Inc. Senior Notes 6.75% due 07/15/18	65,000	71,970
		491,384
Metal-Iron — 0.1%
Cliffs Natural Resources, Inc. Senior Notes 4.88% due 04/01/21	79,000	77,923
Cliffs Natural Resources, Inc. Senior Bonds 6.25% due 10/01/40	110,000	109,266
		187,189
MRI/Medical Diagnostic Imaging — 0.0%
Radnet Management, Inc. Company Guar. Notes 10.38% due 04/01/18	160,000	161,800
Multimedia — 0.9%
AOL Time Warner, Inc. Company Guar. Bonds 7.63% due 04/15/31	540,000	622,927
Historic TW, Inc. Company Guar. Notes 6.63% due 05/15/29	155,000	165,279
NBC Universal, Inc. Senior Notes 2.88% due 04/01/16*	190,000	185,612
NBC Universal, Inc. Senior Notes 3.65% due 04/30/15*	190,000	195,062
NBC Universal, Inc. Senior Notes 5.15% due 04/30/20*	225,000	231,896
NBC Universal, Inc. Senior Notes 5.95% due 04/01/41*	45,000	43,122
NBC Universal, Inc. Senior Notes 6.40% due 04/30/40*	109,000	111,914
News America Holdings, Inc. Company Guar. Notes 8.45% due 08/01/34	20,000	23,865
News America Holdings, Inc. Company Guar. Notes 8.88% due 04/26/23	70,000	88,809
News America, Inc. Company Guar. Bonds 6.15% due 02/15/41*	185,000	183,454

Security Description	Principal Amount	Value (Note 3)
Multimedia (continued)
News America, Inc. Company Guar. Notes 6.20% due 12/15/34	$215,000	$216,230
News America, Inc. Company Guar. Bonds 6.40% due 12/15/35	150,000	154,327
News America, Inc. Company Guar. Notes 6.90% due 03/01/19	150,000	174,813
News America, Inc. Company Guar. Notes 7.28% due 06/30/28	95,000	104,930
Time Warner Cos., Inc. Company Guar. Notes 6.95% due 01/15/28	215,000	235,477
Time Warner Entertainment Co. LP Company Guar. Notes 8.38% due 03/15/23	175,000	215,767
Time Warner, Inc. Company Guar. Notes 4.75% due 03/29/21	110,000	109,274
Time Warner, Inc. Company Guar. Notes 6.20% due 03/15/40	25,000	24,773
Time Warner, Inc. Company Guar. Bonds 6.25% due 03/29/41	154,000	153,007
Viacom, Inc. Senior Notes 3.50% due 04/01/17	147,000	144,727
Viacom, Inc. Senior Notes 4.38% due 09/15/14	70,000	74,685
Viacom, Inc. Senior Notes 4.50% due 03/01/21	100,000	97,699
Viacom, Inc. Senior Notes 6.13% due 10/05/17	350,000	394,099
		3,951,748
Music — 0.0%
WMG Acquisition Corp. Senior Sec. Notes 9.50% due 06/15/16	95,000	100,463
Networking Products — 0.0%
Juniper Networks, Inc. Senior Notes 5.95% due 03/15/41	115,000	113,564
Non-Hazardous Waste Disposal — 0.2%
Allied Waste North America, Inc. Company Guar. Notes 6.88% due 06/01/17	139,000	151,510
Allied Waste North America, Inc. Company Guar. Notes 7.13% due 05/15/16	42,000	43,838
Waste Management, Inc. Company Guar. Notes 6.10% due 03/15/18	100,000	111,546

Seasons Series Trust Diversified Fixed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Non-Hazardous Waste Disposal (continued)
Waste Management, Inc. Company Guar. Notes 6.38% due 03/11/15	$100,000	$113,331
Waste Management, Inc. Company Guar. Notes 7.75% due 05/15/32	250,000	310,302
		730,527
Office Automation & Equipment — 0.2%
CDW LLC/CDW Finance Corp. Company Guar. Notes 11.00% due 10/12/15	145,000	157,325
Xerox Corp. Senior Notes 5.63% due 12/15/19	45,000	48,358
Xerox Corp. Senior Notes 6.35% due 05/15/18	175,000	197,868
Xerox Corp. Senior Notes 6.40% due 03/15/16	230,000	260,696
Xerox Corp. Senior Notes 8.25% due 05/15/14	100,000	116,904
		781,151
Oil Companies-Exploration & Production — 0.7%
Alta Mesa Holdings/Alta Mesa Finance Services Corp. Senior Notes 9.63% due 10/15/18*	60,000	60,900
Anadarko Petroleum Corp. Senior Notes 5.75% due 06/15/14	185,000	202,525
Anadarko Petroleum Corp. Senior Notes 5.95% due 09/15/16	100,000	108,738
Anadarko Petroleum Corp. Notes 6.20% due 03/15/40	200,000	193,219
Carrizo Oil & Gas, Inc. Company Guar. Notes 8.63% due 10/15/18*	75,000	79,500
Chaparral Energy, Inc. Company Guar. Notes 8.25% due 09/01/21*	35,000	36,050
Chesapeake Energy Corp. Company Guar. Notes 6.88% due 08/15/18	190,000	206,625
Chesapeake Energy Corp. Company Guar. Notes 7.25% due 12/15/18	35,000	39,112
Denbury Resources, Inc. Company Guar. Notes 6.38% due 08/15/21	7,000	7,175
Devon Energy Corp. Company Guar. Debentures 7.95% due 04/15/32	85,000	110,255

Security Description	Principal Amount	Value (Note 3)
Oil Companies-Exploration & Production (continued)
Devon Financing Corp. ULC Company Guar. Notes 6.88% due 09/30/11	$66,000	$68,017
Encana Corp. Senior Notes 5.90% due 12/01/17	400,000	448,192
EV Energy Partners LP/EV Energy Finance Corp. Company Guar. Notes 8.00% due 04/15/19*	25,000	25,438
Hilcorp Energy I LP/Hilcorp Finance Co. Senior Notes 7.63% due 04/15/21*	15,000	15,713
Hilcorp Energy I LP/Hilcorp Finance Co. Senior Notes 7.75% due 11/01/15*	90,000	93,150
Kerr-McGee Corp. Company Guar. Notes 7.88% due 09/15/31	323,000	368,438
Linn Energy LLC/Linn Energy Finance Corp. Company Guar. Notes 7.75% due 02/01/21*	50,000	53,375
Linn Energy LLC/Linn Energy Finance Corp. Senior Notes 8.63% due 04/15/20	90,000	99,900
Pioneer Natural Resources Co. Senior Notes 7.50% due 01/15/20	27,000	30,408
Plains Exploration & Production Co. Company Guar. Notes 7.63% due 04/01/20	125,000	133,750
QEP Resources, Inc. Senior Notes 6.88% due 03/01/21	50,000	52,500
SandRidge Energy, Inc. Company Guar. Notes 7.50% due 03/15/21*	30,000	31,125
Union Pacific Resources Group, Inc. Senior Bonds 7.15% due 05/15/28	269,000	284,579
		2,748,684
Oil Companies-Integrated — 0.2%
ConocoPhillips Corp. Senior Notes 5.90% due 10/15/32	300,000	320,938
Hess Corp. Senior Notes 5.60% due 02/15/41	250,000	238,833
Hess Corp. Senior Notes 7.88% due 10/01/29	291,000	359,310
Marathon Petroleum Corp. Company Guar. Notes 5.13% due 03/01/21*	75,000	75,599
		994,680

Seasons Series Trust Diversified Fixed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Oil Field Machinery & Equipment — 0.0%
Dresser-Rand Group, Inc. Company Guar. Notes 6.50% due 05/01/21*	$25,000	$25,781
Oil Refining & Marketing — 0.1%
Valero Energy Corp. Senior Notes 4.50% due 02/01/15	215,000	226,249
Valero Energy Corp. Senior Notes 6.13% due 02/01/20	200,000	216,314
Valero Energy Corp. Company Guar. Notes 6.63% due 06/15/37	100,000	100,796
		543,359
Oil-Field Services — 0.1%
Exterran Holdings, Inc. Company Guar. Notes 7.25% due 12/01/18*	125,000	127,500
Halliburton Co. Senior Notes 7.60% due 08/15/96*	180,000	211,279
Helix Energy Solutions Group, Inc. Company Guar. Notes 9.50% due 01/15/16*	75,000	79,125
Key Energy Services, Inc. Company Guar. Notes 6.75% due 03/01/21	20,000	20,350
		438,254
Paper & Related Products — 0.2%
Georgia-Pacific LLC Company Guar. Notes 5.40% due 11/01/20*	126,000	124,422
Georgia-Pacific LLC Company Guar. Notes 7.13% due 01/15/17*	54,000	57,307
Georgia-Pacific LLC Senior Notes 7.75% due 11/15/29	45,000	49,444
International Paper Co. Senior Notes 7.30% due 11/15/39	200,000	223,752
International Paper Co. Senior Notes 7.95% due 06/15/18	50,000	60,154
International Paper Co. Senior Notes 9.38% due 05/15/19	65,000	83,665
Mercer International, Inc. Company Guar. Notes 9.50% due 12/01/17*	40,000	43,800
Verso Paper Holdings LLC/ Verso Paper, Inc. Sec. Notes 8.75% due 02/01/19*	52,000	54,080
		696,624

Security Description	Principal Amount	Value (Note 3)
Pharmacy Services — 0.2%
Express Scripts, Inc. Company Guar. Notes 6.25% due 06/15/14	$115,000	$127,759
Express Scripts, Inc. Company Guar. Notes 7.25% due 06/15/19	195,000	232,871
Medco Health Solutions, Inc. Senior Notes 2.75% due 09/15/15	100,000	98,966
Medco Health Solutions, Inc. Senior Notes 7.13% due 03/15/18	195,000	227,414
		687,010
Pipelines — 1.4%
CenterPoint Energy Resources Corp. Senior Notes 4.50% due 01/15/21*	486,000	476,404
Copano Energy LLC/Copano Energy Finance Corp. Company Guar. Notes 7.75% due 06/01/18	100,000	104,500
DCP Midstream LLC Senior Notes 6.45% due 11/03/36*	220,000	223,645
DCP Midstream LLC Notes 9.70% due 12/01/13*	100,000	117,801
Duke Energy Field Services LLC Senior Notes 5.38% due 10/15/15*	200,000	214,009
El Paso Natural Gas Co. Senior Notes 5.95% due 04/15/17	370,000	407,241
El Paso Natural Gas Co. Senior Notes 8.38% due 06/15/32	130,000	159,229
Energy Transfer Equity LP Company Guar. Notes 7.50% due 10/15/20	65,000	70,688
Energy Transfer Partners LP Senior Notes 8.50% due 04/15/14	70,000	81,795
Energy Transfer Partners LP Senior Notes 9.00% due 04/15/19	100,000	126,332
Enterprise Products Operating LLC Company Guar. Notes 5.25% due 01/31/20	95,000	98,591
Enterprise Products Operating LLC Company Guar. Notes 5.65% due 04/01/13	280,000	301,815
Enterprise Products Operating LLC Company Guar. Notes 5.95% due 02/01/41	230,000	223,712
Enterprise Products Operating LLC Company Guar. Bonds 6.50% due 01/31/19	150,000	170,486

Seasons Series Trust Diversified Fixed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Pipelines (continued)
Genesis Energy LP/Genesis Energy Finance Corp. Company Guar. Notes 7.88% due 12/15/18*	$150,000	$151,500
Kinder Morgan Energy Partners LP Senior Notes 6.38% due 03/01/41	348,000	351,004
Kinder Morgan Energy Partners LP Senior Notes 6.95% due 01/15/38	285,000	307,228
Kinder Morgan Energy Partners LP Senior Notes 7.40% due 03/15/31	75,000	84,107
MarkWest Energy Partners LP/ MarkWest Energy Finance Corp. Company Guar. Notes 6.50% due 08/15/21	85,000	84,894
MarkWest Energy Partners LP/ MarkWest Energy Finance Corp. Company Guar. Notes 8.75% due 04/15/18	80,000	87,200
NGPL PipeCo LLC Senior Notes 6.51% due 12/15/12*	150,000	160,686
NGPL PipeCo LLC Senior Notes 7.12% due 12/15/17*	150,000	167,600
Panhandle Eastern Pipeline Co. Senior Notes 6.20% due 11/01/17	225,000	249,500
Plains All American Pipeline LP/ PAA Finance Corp. Company Guar. Notes 5.00% due 02/01/21	142,000	142,422
Plains All American Pipeline LP/ PAA Finance Corp. Company Guar. Notes 5.63% due 12/15/13	200,000	218,009
Plains All American Pipeline LP/ PAA Finance Corp. Company Guar. Notes 5.75% due 01/15/20	250,000	267,569
Plains All American Pipeline LP/ PAA Finance Corp. Company Guar. Notes 6.50% due 05/01/18	157,000	176,487
Regency Energy Partners LP/ Regency Energy Finance Corp. Company Guar. Notes 9.38% due 06/01/16	65,000	73,938
Rockies Express Pipeline LLC Senior Notes 3.90% due 04/15/15*	300,000	297,022
Williams Partners LP Senior Notes 3.80% due 02/15/15	325,000	336,434
Williams Partners LP Senior Notes 4.13% due 11/15/20	90,000	85,669
		6,017,517

Security Description	Principal Amount	Value (Note 3)
Property Trust — 0.1%
WEA Finance/WCI Finance LLC Company Guar. Notes 5.40% due 10/01/12*	$170,000	$179,868
Publishing-Books — 0.0%
TL Acquisitions, Inc. Senior Notes 10.50% due 01/15/15*	50,000	51,000
Publishing-Periodicals — 0.0%
Nielsen Finance LLC/ Nielsen Finance Co. Company Guar. Notes 11.50% due 05/01/16	45,000	52,988
Real Estate Investment Trusts — 1.1%
AvalonBay Communities, Inc. Senior Notes 5.38% due 04/15/14	105,000	113,613
AvalonBay Communities, Inc. Senior Notes 5.70% due 03/15/17	225,000	250,169
BioMed Realty LP Company Guar. Notes 3.85% due 04/15/16	105,000	103,870
Brandywine Operating Partnership LP Company Guar. Notes 4.95% due 04/15/18	310,000	306,454
Brandywine Operating Partnership LP Company Guar. Notes 5.70% due 05/01/17	160,000	165,732
Brandywine Operating Partnership LP Company Guar. Notes 5.75% due 04/01/12	65,000	67,097
Brandywine Operating Partnership LP Company Guar. Notes 7.50% due 05/15/15	150,000	169,470
Duke Realty LP Senior Notes 5.95% due 02/15/17	15,000	16,181
Duke Realty LP Senior Notes 7.38% due 02/15/15	250,000	283,762
DuPont Fabros Technology LP Company Guar. Notes 8.50% due 12/15/17	205,000	225,756
Equity One, Inc. Company Guar. Notes 6.00% due 09/15/17	160,000	164,582
HCP, Inc. Senior Notes 3.75% due 02/01/16	135,000	135,683
HCP, Inc. Senior Notes 5.38% due 02/01/21	120,000	121,186
Health Care Property Investors, Inc. Senior Notes 6.00% due 01/30/17	50,000	53,985
Health Care Property Investors, Inc. Senior Notes 6.30% due 09/15/16	300,000	330,542

Seasons Series Trust Diversified Fixed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Real Estate Investment Trusts (continued)
Health Care REIT, Inc. Senior Notes 5.25% due 01/15/22	$205,000	$200,011
Health Care REIT, Inc. Senior Bonds 6.50% due 03/15/41	111,000	107,181
Kimco Realty Corp. Senior Notes 4.30% due 02/01/18	150,000	149,591
Kimco Realty Corp. Senior Notes 5.19% due 10/01/13	80,000	83,755
Kimco Realty Corp. Senior Notes 5.58% due 11/23/15	180,000	194,379
Liberty Property LP Senior Notes 4.75% due 10/01/20	80,000	79,036
Liberty Property LP Senior Notes 5.50% due 12/15/16	110,000	118,083
ProLogis Senior Notes 6.25% due 03/15/17	105,000	113,769
ProLogis Senior Notes 6.63% due 05/15/18	200,000	216,279
Realty Income Corp. Senior Notes 6.75% due 08/15/19	160,000	182,569
Simon Property Group LP Senior Notes 4.20% due 02/01/15	125,000	131,494
Simon Property Group LP Senior Notes 5.10% due 06/15/15	145,000	158,106
Simon Property Group LP Senior Notes 6.13% due 05/30/18	175,000	196,125
Ventas Realty LP/Ventas Capital Corp. Company Guar. Notes 3.13% due 11/30/15	155,000	150,372
		4,588,832
Real Estate Management/Services — 0.1%
AMB Property LP Company Guar. Notes 4.00% due 01/15/18	185,000	179,016
AMB Property LP Senior Notes 4.50% due 08/15/17	85,000	85,800
AMB Property LP Company Guar. Notes 6.13% due 12/01/16	220,000	240,762
		505,578
Real Estate Operations & Development — 0.1%
First Industrial LP Senior Notes 5.75% due 01/15/16	60,000	57,188

Security Description	Principal Amount	Value (Note 3)
Real Estate Operations & Development (continued)
Regency Centers LP Company Guar. Notes 4.80% due 04/15/21	$70,000	$68,357
Regency Centers LP Company Guar. Notes 4.95% due 04/15/14	100,000	105,151
Regency Centers LP Company Guar. Bonds 5.25% due 08/01/15	105,000	112,015
		342,711
Recycling — 0.0%
Aleris International, Inc. Escrow Notes 9.00% due 12/15/14†(10)(14)	70,000	7
Rental Auto/Equipment — 0.0%
RSC Equipment Rental, Inc./ RSC Holdings III LLC Senior Notes 8.25% due 02/01/21*	30,000	31,200
United Rentals North America, Inc. Company Guar. Notes 8.38% due 09/15/20	25,000	26,125
		57,325
Retail-Auto Parts — 0.1%
AutoZone, Inc. Senior Notes 4.00% due 11/15/20	225,000	208,772
Retail-Building Products — 0.0%
Home Depot, Inc. Senior Bonds 5.95% due 04/01/41	110,000	109,694
Retail-Discount — 0.1%
Target Corp. Senior Notes 5.38% due 05/01/17	200,000	222,719
Wal-Mart Stores, Inc. Senior Notes 6.20% due 04/15/38	275,000	301,918
		524,637
Retail-Drug Store — 0.3%
CVS Caremark Corp. Senior Notes 3.25% due 05/18/15	220,000	223,479
CVS Caremark Corp. Pass Through Certs. 6.04% due 12/10/28	201,101	207,076
CVS Caremark Corp. Senior Notes 6.13% due 09/15/39	225,000	229,115
CVS Caremark Corp. Senior Notes 6.25% due 06/01/27	325,000	355,975
CVS Pass-Through Trust Company Guar. Notes 5.77% due 01/10/33*	119,546	120,572
Rite Aid Corp. Senior Sec. Notes 10.25% due 10/15/19	65,000	71,093
		1,207,310

Seasons Series Trust Diversified Fixed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Retail-Propane Distribution — 0.0%
Inergy LP/Inergy Finance Corp. Senior Notes 6.88% due 08/01/21*	$10,000	$10,425
Retail-Regional Department Stores — 0.0%
Macy's Retail Holdings, Inc. Company Guar. Notes 6.65% due 07/15/24	31,000	31,620
Macy's Retail Holdings, Inc. Company Guar. Notes 6.90% due 04/01/29	35,000	35,438
		67,058
Retail-Restaurants — 0.0%
Brinker International, Inc. Senior Notes 5.75% due 06/01/14	34,000	35,791
Dave & Buster's, Inc. Company Guar. Notes 11.00% due 06/01/18	30,000	32,550
Wendy's/Arby's Restaurants LLC Company Guar. Notes 10.00% due 07/15/16	64,000	70,400
		138,741
Retail-Toy Stores — 0.0%
Toys R Us Property Co. II LLC Senior Sec. Notes 8.50% due 12/01/17	78,000	83,850
Savings & Loans/Thrifts — 0.0%
Amsouth Bank NA Sub. Notes 4.85% due 04/01/13	95,000	96,663
Washington Mutual Preferred Funding Delaware FRS Jr. Sub. Notes 6.53% due 06/15/11†*(5)(8)(9)	100,000	2,000
		98,663
Seismic Data Collection — 0.0%
Geokinetics Holdings USA, Inc. Senior Sec. Notes 9.75% due 12/15/14	45,000	43,256
Special Purpose Entities — 0.2%
Goldman Sachs Capital I Company Guar. Notes 6.35% due 02/15/34	250,000	240,228
Goldman Sachs Capital III FRS Company Guar. Notes 1.08% due 09/01/12(5)	130,000	100,503
Nexeo Solutions LLC/Nexeo Solutions Finance Corp. Senior Sub.Notes 8.38% due 03/01/18*	150,000	153,000
Principal Life Global Funding I Senior Sec. Notes 6.13% due 10/15/33*	190,000	186,692
Teco Finance, Inc. Company Guar. Notes 6.57% due 11/01/17	64,000	72,712
		753,135

Security Description	Principal Amount	Value (Note 3)
Steel-Producers — 0.1%
JMC Steel Group Senior Notes 8.25% due 03/15/18*	$150,000	$153,375
Ryerson, Inc. Senior Sec. Notes 12.00% due 11/01/15	90,000	97,650
Steel Dynamics, Inc. Company Guar. Notes 7.75% due 04/15/16	60,000	63,900
		314,925
Storage/Warehousing — 0.0%
Mobile Mini, Inc. Company Guar. Notes 7.88% due 12/01/20*	160,000	169,600
Telecom Services — 0.4%
Embarq Corp. Senior Notes 7.08% due 06/01/16	249,000	283,160
PAETEC Holding Corp. Senior Sec. Notes 8.88% due 06/30/17	120,000	129,300
Qwest Corp. Senior Notes 7.50% due 10/01/14	50,000	57,125
Qwest Corp. Senior Notes 8.88% due 03/15/12	317,000	339,190
SBA Telecommunications, Inc. Company Guar. Notes 8.25% due 08/15/19	35,000	38,675
Verizon Global Funding Corp. Senior Notes 7.75% due 12/01/30	540,000	650,419
		1,497,869
Telephone-Integrated — 0.5%
AT&T, Inc. Senior Notes 5.35% due 09/01/40*	146,000	130,779
AT&T, Inc. Senior Notes 6.30% due 01/15/38	350,000	352,766
BellSouth Corp. Senior Notes 6.55% due 06/15/34	130,000	136,068
CenturyLink, Inc. Senior Notes 6.88% due 01/15/28	110,000	111,154
CenturyTel, Inc. Senior Notes 7.60% due 09/15/39	110,000	117,833
Cincinnati Bell, Inc. Company Guar. Notes 7.00% due 02/15/15	5,000	5,063
Frontier Communications Corp. Senior Notes 8.25% due 04/15/17	16,000	17,280
Frontier Communications Corp. Senior Notes 8.50% due 04/15/20	116,000	125,715

Seasons Series Trust Diversified Fixed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount	Value (Note 3)
U.S. CORPORATE BONDS & NOTES (continued)
Telephone-Integrated (continued)
Qwest Communications International, Inc. Company Guar. Notes 8.00% due 10/01/15	$140,000	$154,525
Sprint Capital Corp. Company Guar. Notes 8.75% due 03/15/32	131,000	139,351
Verizon Communications, Inc. Senior Notes 1.95% due 03/28/14	210,000	210,175
Verizon Communications, Inc. Senior Notes 6.40% due 02/15/38	315,000	330,034
Verizon Communications, Inc. Senior Notes 8.75% due 11/01/18	150,000	191,917
Verizon Virginia, Inc. Senior Notes 4.63% due 03/15/13	70,000	73,823
		2,096,483
Television — 0.2%
CBS Corp. Company Guar. Notes 5.90% due 10/15/40	20,000	18,705
CBS Corp. Company Guar. Notes 8.20% due 05/15/14	250,000	293,021
CBS Corp. Company Guar. Notes 8.88% due 05/15/19	175,000	219,748
Viacom, Inc. Company Guar. Notes 7.88% due 07/30/30	70,000	81,260
		612,734
Tobacco — 0.3%
Altria Group, Inc. Company Guar. Notes 8.50% due 11/10/13	100,000	116,621
Altria Group, Inc. Company Guar. Notes 9.25% due 08/06/19	135,000	176,185
Altria Group, Inc. Company Guar. Notes 9.70% due 11/10/18	270,000	355,082
Altria Group, Inc. Company Guar. Notes 9.95% due 11/10/38	125,000	174,349
Lorillard Tobacco Co. Company Guar. Notes 6.88% due 05/01/20	250,000	270,386
Reynolds American, Inc. Company Guar. Notes 7.75% due 06/01/18	175,000	204,778
		1,297,401

Security Description	Principal Amount	Value (Note 3)
Tools-Hand Held — 0.0%
Snap-On, Inc. Senior Notes 4.25% due 01/15/18	$118,000	$120,706
Transport-Air Freight — 0.1%
Atlas Air, Inc. Pass Through Certs. Series 1991-1, Class B 7.63% due 07/02/16	99,616	88,658
Atlas Air, Inc. Pass Through Certs. Series 2000-1, Class A 8.71% due 07/02/21	209,882	209,882
		298,540
Transport-Equipment & Leasing — 0.0%
GATX Corp. Senior Notes 3.50% due 07/15/16	110,000	108,663
Transport-Services — 0.1%
Bristow Group, Inc. Company Guar. Notes 7.50% due 09/15/17	75,000	78,844
Ryder System, Inc. Senior Notes 3.15% due 03/02/15	74,000	74,281
Ryder System, Inc. Senior Notes 3.60% due 03/01/16	82,000	82,844
Ryder System, Inc. Senior Notes 5.00% due 06/15/12	71,000	73,921
		309,890
Web Hosting/Design — 0.0%
Equinix, Inc. Senior Notes 8.13% due 03/01/18	125,000	135,312
Wireless Equipment — 0.1%
American Tower Corp. Senior Notes 4.50% due 01/15/18	206,000	202,310
Motorola, Inc. Senior Notes 6.50% due 09/01/25	126,000	132,583
Motorola, Inc. Senior Notes 6.63% due 11/15/37	37,835	40,597
		375,490
Total U.S. Corporate Bonds & Notes (cost $105,213,435)		109,954,105
FOREIGN CORPORATE BONDS & NOTES — 5.5%
Agricultural Chemicals — 0.2%
Agrium, Inc. Senior Notes 7.70% due 02/01/17	100,000	114,820
Agrium, Inc. Senior Notes 7.80% due 02/01/27	185,000	220,640

Seasons Series Trust Diversified Fixed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount	Value (Note 3)
FOREIGN CORPORATE BONDS & NOTES (continued)
Agricultural Chemicals (continued)
Incitec Pivot Finance LLC Company Guar. Notes 6.00% due 12/10/19*	$19,000	$19,909
Yara International ASA Senior Notes 5.25% due 12/15/14*	355,000	385,817
		741,186
Banks-Commercial — 1.1%
Barclays Bank PLC Senior Sub. Notes 5.14% due 10/14/20	225,000	212,922
Barclays Bank PLC FRS Jr. Sub. Bonds 5.93% due 12/15/16*(5)	157,000	146,010
Barclays Bank PLC Sub. Notes 6.05% due 12/04/17*	470,000	489,680
Barclays Bank PLC FRS Jr. Sub. Notes 6.86% due 06/15/32*(5)	94,000	87,890
BNP Paribas Bank Guar. Notes 4.80% due 06/24/15*	100,000	103,988
Credit Suisse AG Sub. Notes 5.40% due 01/14/20	220,000	222,195
Credit Suisse New York Sub. Notes 6.00% due 02/15/18	1,246,000	1,323,377
ING Bank NV Senior Notes 2.00% due 10/18/13*	125,000	123,609
ING Bank NV Senior Notes 4.00% due 03/15/16*	225,000	224,686
Intesa Sanpaolo SpA FRS Notes 2.71% due 02/24/14*	115,000	116,475
Nordea Bank AB Senior Notes 3.70% due 11/13/14*	255,000	264,046
Nordea Bank AB FRS Jr. Sub. Bonds 8.38% due 03/25/15(5)	84,000	91,140
Overseas-Chinese Banking Corp., Ltd. Sub. Notes 7.75% due 09/06/11*	250,000	256,388
Rabobank Nederland NV Company Guar. Notes 2.13% due 10/13/15	123,000	118,618
Royal Bank of Scotland PLC Bank Guar. Notes 3.95% due 09/21/15	150,000	150,114
Royal Bank of Scotland PLC Bank Guar. Notes 6.13% due 01/11/21	275,000	282,719
Westpac Banking Corp. FRS Jr. Sub. Notes 0.65% due 09/30/11(5)	360,000	226,800
		4,440,657

Security Description	Principal Amount	Value (Note 3)
Banks-Money Center — 0.4%
ABN Amro Bank NV FRS Senior Notes 2.07% due 01/30/14*	$225,000	$225,123
ABN Amro Bank NV Senior Notes 3.00% due 01/31/14*	188,000	187,666
Deutsche Bank AG Senior Notes 3.25% due 01/11/16	210,000	210,815
Lloyds TSB Bank PLC FRS Senior Notes 2.65% due 01/24/14	210,000	215,273
Lloyds TSB Bank PLC Bank Guar. Notes 4.38% due 01/12/15*	125,000	127,316
Lloyds TSB Bank PLC Bank Guar. Notes 4.88% due 01/21/16	50,000	51,556
Lloyds TSB Bank PLC Company Guar. Notes 6.50% due 09/14/20*	107,000	105,192
Mizuho Financial Group Cayman, Ltd. Bank Guar. Notes 5.79% due 04/15/14*	200,000	216,604
UFJ Finance Aruba AEC Bank Guar. Bonds 6.75% due 07/15/13	390,000	429,516
		1,769,061
Banks-Mortgage — 0.1%
Abbey National Treasury Services PLC Bank Guar. Notes 3.88% due 11/10/14*	200,000	198,467
Broadcast Services/Program — 0.1%
Grupo Televisa SA Senior Notes 6.63% due 01/15/40	190,000	201,310
Cable/Satellite TV — 0.1%
British Sky Broadcasting Group PLC Company Guar. Notes 6.10% due 02/15/18*	200,000	222,386
Cellular Telecom — 0.0%
Telefonica Moviles Chile SA Senior Notes 2.88% due 11/09/15*	100,000	96,210
Chemicals-Diversified — 0.0%
OXEA Finance/Cy SCA Senior Sec. Notes 9.50% due 07/15/17*	48,000	52,351
Chemicals-Plastics — 0.0%
Montell Finance Co. BV Company Guar. Notes 8.10% due 03/15/27*	5,000	5,600
Chemicals-Specialty — 0.1%
Methanex Corp. Senior Notes 6.00% due 08/15/15	220,000	221,100

Seasons Series Trust Diversified Fixed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount	Value (Note 3)
FOREIGN CORPORATE BONDS & NOTES (continued)
Computers-Memory Devices — 0.0%
Seagate HDD Cayman Company Guar. Notes 7.75% due 12/15/18*	$125,000	$129,375
Diversified Banking Institutions — 0.4%
Credit Agricole SA FRS Jr. Sub. Bonds 6.64% due 05/31/17*(5)	9,000	8,055
HSBC Holdings PLC Senior Notes 5.10% due 04/05/21	128,000	128,657
HSBC Holdings PLC Sub. Notes 6.80% due 06/01/38	625,000	654,443
Natixis FRS Sub. Notes 0.55% due 01/15/19	50,000	42,973
UBS AG Senior Notes 2.25% due 01/28/14	375,000	375,704
UBS AG Senior Notes 3.88% due 01/15/15	250,000	256,229
		1,466,061
Diversified Manufacturing Operations — 0.1%
Siemens Financieringsmaatschappij NV Company Guar. Notes 6.13% due 08/17/26*	350,000	394,511
Diversified Minerals — 0.0%
BHP Billiton Finance USA, Ltd. Company Guar. Notes 6.42% due 03/01/26	100,000	114,689
Diversified Operations — 0.1%
Hutchison Whampoa International, Ltd. Company Guar. Notes 5.75% due 09/11/19*	230,000	247,409
Votorantim Cimentos SA Company Guar. Bonds 7.25% due 04/05/41*	324,000	322,040
		569,449
Electric-Distribution — 0.0%
United Energy Distribution Holdings Property, Ltd. Company Guar. Notes 4.70% due 04/15/11*	85,000	85,078
Electric-Integrated — 0.1%
Enel Finance International SA Company Guar. Notes 6.00% due 10/07/39*	100,000	90,937
Enel Finance International SA Company Guar. Notes 6.80% due 09/15/37*	180,000	180,694
		271,631
Finance-Investment Banker/Broker — 0.2%
Macquarie Bank, Ltd. Sub. Notes 6.63% due 04/07/21*	307,000	306,834

Security Description	Principal Amount	Value (Note 3)
Finance-Investment Banker/Broker (continued)
Nomura Holdings, Inc. Senior Notes 5.00% due 03/04/15	$325,000	$336,525
		643,359
Forestry — 0.0%
Tembec Industries, Inc. Senior Sec. Notes 11.25% due 12/15/18	20,000	22,300
Gold Mining — 0.1%
Gold Fields Orogen Holding BVI, Ltd. Company Guar. Notes 4.88% due 10/07/20*	234,000	224,555
Insurance-Life/Health — 0.0%
Dai-ichi Life Insurance Co., Ltd. FRS Sub. Notes 7.25% due 07/25/21*(5)	96,000	94,901
Insurance-Multi-line — 0.1%
Aegon NV Senior Notes 4.63% due 12/01/15	200,000	207,650
Catlin Insurance Co., Ltd. FRS Jr. Sub. Notes 7.25% due 01/19/17*(5)	140,000	131,950
XL Capital, Ltd. Senior Notes 5.25% due 09/15/14	120,000	126,417
XL Capital, Ltd. Senior Notes 6.38% due 11/15/24	79,000	82,171
		548,188
Insurance-Reinsurance — 0.0%
Validus Holdings, Ltd. Senior Notes 8.88% due 01/26/40	128,000	134,419
Medical-Drugs — 0.2%
AstraZeneca PLC Senior Notes 5.90% due 09/15/17	143,000	163,255
AstraZeneca PLC Senior Notes 6.45% due 09/15/37	240,000	271,644
Sanofi-Aventis SA Senior Notes 1.63% due 03/28/14	400,000	399,351
Sanofi-Aventis SA Senior Notes 4.00% due 03/29/21	105,000	103,268
		937,518
Medical-Generic Drugs — 0.0%
Teva Pharmaceutical Finance III BV FRS Company Guar. Notes 0.81% due 03/21/14	132,000	132,465
Metal-Diversified — 0.2%
Inco, Ltd. Senior Bonds 7.20% due 09/15/32	220,000	239,823

Seasons Series Trust Diversified Fixed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount	Value (Note 3)
FOREIGN CORPORATE BONDS & NOTES (continued)
Metal-Diversified (continued)
Inco, Ltd. Notes 7.75% due 05/15/12	$60,000	$64,263
Noranda, Inc. Company Guar. Notes 6.00% due 10/15/15	225,000	247,561
Rio Tinto Finance USA, Ltd. Company Guar. Notes 8.95% due 05/01/14	270,000	324,821
		876,468
Oil & Gas Drilling — 0.2%
Ensco PLC Senior Notes 4.70% due 03/15/21	375,000	372,228
Transocean, Inc. Company Guar. Notes 4.95% due 11/15/15	289,000	305,417
		677,645
Oil Companies-Exploration & Production — 0.1%
Devon Financing Corp. ULC Company Guar. Bonds 7.88% due 09/30/31	150,000	192,581
MEG Energy Corp. Company Guar. Notes 6.50% due 03/15/21*	25,000	25,406
Nexen, Inc. Senior Notes 7.50% due 07/30/39	248,000	279,254
OPTI Canada, Inc. Senior Sec. Notes 7.88% due 12/15/14	37,000	19,564
		516,805
Oil Companies-Integrated — 0.6%
BP Capital Markets PLC Company Guar. Notes 3.13% due 10/01/15	474,000	476,650
BP Capital Markets PLC Company Guar. Notes 3.88% due 03/10/15	400,000	415,348
BP Capital Markets PLC Company Guar. Notes 4.74% due 03/11/21	345,000	345,644
ENI SpA Senior Notes 5.70% due 10/01/40*	235,000	216,269
Norsk Hydro A/S Company Guar. Notes 7.15% due 11/15/25	297,000	362,831
Petrobras International Finance Co. Company Guar. Notes 5.38% due 01/27/21	225,000	225,814
Petrobras International Finance Co. Company Guar. Notes 7.88% due 03/15/19	250,000	293,521
Total Capital SA Company Guar. Notes 2.30% due 03/15/16	343,000	334,029
		2,670,106

Security Description	Principal Amount	Value (Note 3)
Paper & Related Products — 0.1%
Inversiones CMPC SA Company Guar. Notes 4.75% due 01/19/18*	$160,000	$157,430
PE Paper Escrow GmbH Senior Sec. Notes 12.00% due 08/01/14*	34,000	39,355
		196,785
Pipelines — 0.0%
TransCanada Pipelines, Ltd. FRS Jr. Sub. Notes 6.35% due 05/15/67	171,000	171,697
Special Purpose Entities — 0.1%
ConocoPhillips Canada Funding Co. I Notes 5.63% due 10/15/16	190,000	214,587
LBG Capital No.1 PLC FRS Bank Guar. Notes 8.00% due 06/15/20*(5)	100,000	95,500
SMFG Preferred Capital, Ltd. FRS Jr. Sub. Notes 6.08% due 01/25/17*(5)	111,000	106,560
		416,647
Steel-Producers — 0.1%
ArcelorMittal Senior Notes 5.38% due 06/01/13	280,000	297,784
ArcelorMittal Senior Notes 6.13% due 06/01/18	100,000	105,925
ArcelorMittal Senior Notes 9.85% due 06/01/19	75,000	95,156
Essar Steel Algoma, Inc. Senior Sec. Notes 9.38% due 03/15/15*	75,000	75,000
		573,865
SupraNational Banks — 0.0%
Asian Development Bank Senior Bonds 5.82% due 06/16/28	86,000	94,926
Telecom Services — 0.0%
Wind Acquisition Finance SA Senior Sec. Notes 7.25% due 02/15/18*	80,000	83,600
Telephone-Integrated — 0.7%
British Telecom PLC Senior Notes 5.15% due 01/15/13	250,000	265,966
Deutsche Telekom International Finance BV Company Guar. Bonds 8.75% due 06/15/30	420,000	550,660
France Telecom SA Senior Notes 8.50% due 03/01/31	165,000	222,020
Telecom Italia Capital SA Company Guar. Bonds 5.25% due 10/01/15	242,000	250,484

Seasons Series Trust Diversified Fixed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount	Value (Note 3)
FOREIGN CORPORATE BONDS & NOTES (continued)
Telephone-Integrated (continued)
Telecom Italia Capital SA Company Guar. Notes 7.18% due 06/18/19	$468,000	$511,585
Telecom Italia Capital SA Company Guar. Bonds 7.72% due 06/04/38	75,000	79,454
Telefonica Emisiones SAU FRS Company Guar. Notes 0.64% due 02/04/13	210,000	208,015
Telefonica Emisiones SAU Company Guar. Notes 2.58% due 04/26/13	675,000	681,448
Telefonica Emisiones SAU Company Guar. Notes 3.99% due 02/16/16	105,000	105,508
Telefonos de Mexico SAB de CV Senior Notes 5.50% due 11/15/19	270,000	286,040
		3,161,180
Tobacco — 0.0%
BAT International Finance PLC Company Guar. Notes 9.50% due 11/15/18*	100,000	132,263
Transport-Services — 0.0%
Asciano Finance, Ltd. Company Guar. Notes 5.00% due 04/07/18*	69,000	68,626
Total Foreign Corporate Bonds & Notes (cost $22,551,322)		23,357,440
FOREIGN GOVERNMENT AGENCIES — 1.2%
Sovereign — 1.2%
Federal Republic of Brazil Senior Bonds 7.13% due 01/20/37	20,000	23,650
Federal Republic of Brazil Notes 8.00% due 01/15/18	388,889	456,944
Federal Republic of Brazil Senior Bonds 8.88% due 10/14/19	550,000	724,625
Republic of Argentina Senior Bonds 8.28% due 12/31/33(12)	650,476	579,899
Republic of Colombia Senior Bonds 6.13% due 01/18/41	200,000	204,000
Republic of Indonesia Senior Bonds 6.63% due 02/17/37	200,000	213,992
Republic of Peru Senior Bonds 8.75% due 11/21/33	175,000	234,938
Republic of the Philippines Senior Bonds 6.38% due 10/23/34	340,000	357,850
Republic of Turkey Senior Bonds 11.88% due 01/15/30	400,000	663,000

Security Description	Principal Amount	Value (Note 3)
Sovereign (continued)
Russian Federation Senior Bonds 7.50% due 03/31/30(11)	$346,000	$403,308
United Mexican States Senior Notes 5.13% due 01/15/20	490,000	512,540
United Mexican States Senior Notes 5.75% due 10/12/10	132,000	118,932
United Mexican States Senior Notes 5.95% due 03/19/19	400,000	445,800
United Mexican States Senior Notes 6.05% due 01/11/40	230,000	236,900
Total Foreign Government Agencies (cost $4,859,938)		5,176,378
U.S. GOVERNMENT AGENCIES — 27.9%
Federal Home Loan Bank — 1.2%
1.25% due 12/12/14	660,000	648,816
1.88% due 06/21/13	1,380,000	1,406,354
3.38% due 02/27/13	2,635,000	2,761,915
		4,817,085
Federal Home Loan Mtg. Corp. — 3.8%
0.47% due 11/25/17 VRS(2)(3)	2,450,000	43,370
1.13% due 12/15/11	2,711,000	2,726,651
3.75% due 03/27/19	796,000	820,519
4.00% due 05/01/40	973,532	957,891
4.50% due 01/15/13	4,083,000	4,354,197
4.50% due 01/01/39	219,156	223,166
4.50% due 04/01/40	1,834,205	1,869,507
5.00% due 07/01/35	92,114	96,607
5.00% due 11/01/36	192,940	201,989
5.00% due 12/01/36	462,720	484,423
5.00% due 01/01/37	143,074	149,785
5.00% due 03/01/38	196,447	205,415
5.50% due 07/01/37	309,192	330,540
5.50% due 08/01/37	18,477	19,753
5.50% due 09/01/37	277,228	296,369
5.50% due 10/01/37	1,257,619	1,344,450
5.50% due 05/01/38	842,025	898,978
5.50% due 10/01/38	212,278	226,636
6.00% due 11/01/37	148,072	161,142
6.25% due 07/15/32	206,000	250,765
6.50% due 03/01/37	187,983	210,685
6.50% due 11/01/37	225,513	252,746
6.75% due 03/15/31	100,000	127,450
		16,253,034
Federal National Mtg. Assoc. — 5.2%
zero coupon due 10/09/19	602,000	408,984
1.63% due 10/26/15	750,000	729,783
2.38% due 04/11/16	1,245,000	1,241,066
4.00% due 06/01/39	430,903	425,275
4.00% due 09/01/40	991,178	976,374
4.50% due 10/01/24	335,321	352,129
4.50% due 01/01/39	140,475	143,289
4.50% due 06/01/39	727,279	742,526

Seasons Series Trust Diversified Fixed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount	Value (Note 3)
U.S. GOVERNMENT AGENCIES (continued)
Federal National Mtg. Assoc. (continued)
4.50% due 11/01/39	$4,546,936	$4,649,367
5.00% due 03/15/16	92,000	103,065
5.00% due 05/01/40	3,644,619	3,824,045
5.00% due 07/01/40	2,332,645	2,444,689
5.50% due 11/01/22	90,330	97,814
5.50% due 07/01/23	721,927	781,743
5.50% due 11/01/36	729,233	782,062
5.50% due 12/01/36	9,223	9,891
5.50% due 07/01/38	796,850	853,083
6.00% due 05/15/11	250,000	251,802
6.00% due 10/01/36	1,090,690	1,191,389
6.00% due 07/01/38	527,475	574,526
6.25% due 05/15/29	558,000	671,004
6.50% due 07/01/36	160,142	180,057
6.50% due 10/01/37	14,841	16,654
6.63% due 11/15/30	374,000	472,214
		21,922,831
Government National Mtg. Assoc. — 17.7%
4.50% due 04/15/18	106,018	112,875
4.50% due 05/15/18	699,380	744,055
4.50% due 08/15/18	36,130	38,438
4.50% due 09/15/18	300,781	319,994
4.50% due 10/15/18	1,195,341	1,271,699
4.50% due 09/15/33	487,268	506,632
4.50% due 03/15/39	2,041,789	2,110,167
4.50% due 05/15/39	7,256,068	7,499,070
4.50% due 06/15/39	10,920,159	11,285,869
4.50% due 07/15/39	677,233	699,913
4.50% due 09/15/39	2,591,315	2,678,097
4.50% due 11/15/39	932,280	963,501
4.50% due 01/15/40	886,621	916,314
4.50% due 04/15/40	189,794	196,150
4.50% due 05/15/40	6,706,483	6,931,080
4.50% due 06/15/40	11,179,254	11,553,641
5.00% due 06/15/33	15,167	16,193
5.00% due 08/15/33	86,690	92,663
5.00% due 09/15/33	130,881	139,736
5.00% due 10/15/33	95,672	102,145
5.00% due 11/15/33	10,857	11,592
5.00% due 06/15/34	323,651	345,447
5.00% due 05/15/35	10,973	11,695
5.00% due 09/15/35	15,545	16,568
5.00% due 11/15/35	431,411	459,429
5.00% due 02/15/36	377,379	401,142
5.00% due 02/20/36	940,528	1,002,985
5.00% due 03/15/36	232,657	247,307
5.00% due 05/15/36	349,009	370,986
5.00% due 06/15/36	306,046	326,752
5.00% due 08/15/36	22,843	24,282
5.00% due 07/15/38	1,264,928	1,343,789
5.00% due 08/15/38	5,317,509	5,649,023
5.50% due 02/15/32	18,039	19,664
5.50% due 03/15/32	22,048	24,158
5.50% due 12/15/32	23,918	26,073
5.50% due 01/15/33	12,943	14,110
5.50% due 02/15/33	84,237	91,827
5.50% due 03/15/33	336,779	367,123

Security Description	Principal Amount	Value (Note 3)
Government National Mtg. Assoc. (continued)
5.50% due 04/15/33	$979,887	$1,068,179
5.50% due 05/15/33	7,046	7,680
5.50% due 06/15/33	1,309,549	1,427,545
5.50% due 07/15/33	1,162,532	1,267,280
5.50% due 08/15/33	201,936	220,131
5.50% due 09/15/33	30,363	33,099
5.50% due 11/15/33	157,115	171,272
5.50% due 12/15/33	11,519	12,557
5.50% due 01/15/34	415,010	452,145
5.50% due 02/15/34	165,118	179,996
6.00% due 04/15/28	440,335	487,027
6.00% due 01/15/29	54,078	59,835
6.00% due 03/15/29	29,307	32,427
6.00% due 11/15/31	28,769	31,832
6.00% due 12/15/31	88,941	98,409
6.00% due 04/15/32	63,652	70,428
6.00% due 08/15/32	7,599	8,408
6.00% due 09/15/32	57,395	63,505
6.00% due 10/15/32	210,065	232,428
6.00% due 11/15/32	76,979	85,134
6.00% due 01/15/33	11,514	12,740
6.00% due 02/15/33	134,610	148,941
6.00% due 03/15/33	41,302	45,698
6.00% due 09/15/33	56,107	62,080
6.00% due 01/15/34	272,316	301,225
6.00% due 03/15/34	88,066	97,551
6.00% due 05/15/34	51,885	57,328
6.00% due 07/15/34	47,513	52,497
6.00% due 08/15/34	487,627	539,692
6.00% due 09/15/34	64,832	71,632
6.00% due 11/15/34	296,815	327,949
6.00% due 03/15/35	204,582	226,206
6.00% due 08/15/35	210,848	233,287
6.00% due 01/15/36	154,206	170,044
6.00% due 02/15/36	160,864	177,386
6.00% due 04/15/36	239,727	264,349
6.00% due 05/15/36	151,750	167,506
6.00% due 06/15/36	484,945	534,754
6.00% due 07/15/36	111,888	123,380
6.00% due 08/15/36	367,661	405,045
6.00% due 09/15/36	371,622	409,839
6.00% due 10/15/36	835,398	923,168
6.00% due 11/15/36	259,570	286,231
6.00% due 12/15/36	95,498	105,306
6.00% due 10/15/39	3,917,051	4,314,468
6.50% due 09/15/28	10,896	12,339
6.50% due 06/15/31	4,955	5,612
6.50% due 09/15/31	26,899	30,465
6.50% due 10/15/31	15,180	17,192
6.50% due 11/15/31	2,973	3,367
6.50% due 12/15/31	12,026	13,619
7.50% due 09/15/30	25,946	30,220
		75,112,617
Tennessee Valley Authority
3.88% due 02/15/21	96,000	96,317
Total U.S. Government Agencies (cost $115,361,905)		118,201,884

Seasons Series Trust Diversified Fixed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount	Value (Note 3)
U.S. GOVERNMENT TREASURIES — 27.7%
United States Treasury Bonds — 8.5%
2.13% due 02/15/40TIPS(13)	$262,835	$277,927
3.50% due 02/15/39	2,326,000	1,950,207
3.88% due 08/15/40	1,699,000	1,520,340
4.25% due 05/15/39	112,000	107,433
4.25% due 11/15/40	6,596,000	6,308,454
4.38% due 02/15/38	1,490,000	1,465,555
4.38% due 11/15/39	931,000	910,780
4.38% due 05/15/40	953,000	931,710
4.50% due 05/15/38	82,000	82,243
4.63% due 02/15/40	1,280,000	1,305,201
5.25% due 11/15/28	235,000	264,559
5.38% due 02/15/31	500,000	571,797
6.25% due 08/15/23	1,613,000	2,003,144
6.75% due 08/15/26	377,000	492,751
7.13% due 02/15/23	1,636,000	2,169,745
7.88% due 02/15/21	1,267,000	1,745,292
8.13% due 08/15/19	66,000	90,631
8.13% due 05/15/21	22,000	30,827
8.75% due 05/15/17	1,725,000	2,330,503
8.75% due 05/15/20	1,035,000	1,485,872
8.75% due 08/15/20	3,316,000	4,777,371
9.00% due 11/15/18	3,800,000	5,385,014
9.13% due 05/15/18	55,000	77,486
		36,284,842
United States Treasury Notes — 19.2%
1.25% due 03/15/14	124,000	123,962
1.25% due 08/31/15	1,140,000	1,104,910
1.25% due 09/30/15	1,716,000	1,659,559
1.25% due 10/31/15	2,771,000	2,673,799
1.38% due 04/15/12	2,643,000	2,671,288
1.38% due 05/15/12	2,581,000	2,609,734
1.38% due 11/30/15	1,127,000	1,091,341
1.75% due 07/31/15	100,000	99,250
2.13% due 12/31/15	100,000	100,023
2.13% due 02/29/16	123,000	122,616
2.25% due 01/31/15	2,407,000	2,456,644
2.38% due 09/30/14	64,000	65,845
2.38% due 02/28/15	5,324,000	5,453,799
2.63% due 04/30/16	4,193,000	4,267,032
2.63% due 11/15/20	124,000	115,707
2.75% due 11/30/16	5,000	5,071
3.00% due 02/28/17	368,000	376,510
3.13% due 05/15/19	113,000	112,991
3.38% due 11/30/12	4,187,000	4,379,669
3.38% due 11/15/19	472,000	477,163
3.50% due 05/15/20	204,000	206,758
3.63% due 08/15/19	32,000	33,080
3.63% due 02/15/20	649,000	666,645
3.63% due 02/15/21	23,110,000	23,438,601
3.88% due 05/15/18	235,000	249,871
4.00% due 11/15/12	3,060,000	3,227,223
4.00% due 02/15/14	464,000	501,374
4.00% due 02/15/15	5,228,000	5,678,099
4.00% due 08/15/18	399,000	426,868
4.25% due 08/15/13	2,053,000	2,211,627
4.25% due 11/15/13	1,096,000	1,186,848
4.25% due 11/15/14	3,985,000	4,365,133

Security Description	Principal Amount	Value (Note 3)
United States Treasury Notes (continued)
4.25% due 08/15/15	$831,000	$912,087
4.25% due 11/15/17	941,000	1,025,837
4.50% due 02/15/16	225,000	249,680
4.50% due 05/15/17	50,000	55,336
4.75% due 05/15/14	5,770,000	6,384,413
4.75% due 08/15/17	125,000	140,117
4.88% due 02/15/12	448,000	465,937
		81,392,447
Total U.S. Government Treasuries (cost $116,427,921)		117,677,289
MUNICIPAL BONDS & NOTES — 0.6%
U.S. Municipal Bonds & Notes — 0.6%
California State General Obligation Bonds 4.85% due 10/01/14	125,000	129,871
California State General Obligation Bonds 7.30% due 10/01/39	100,000	105,425
California State General Obligation Bonds 7.55% due 04/01/39	425,000	461,971
California State General Obligation Bonds 7.63% due 03/01/40	105,000	114,865
California State Public Works Board Series G-2 Revenue Bonds 8.36% due 10/01/34	125,000	130,126
Metropolitan Transportation Authority Revenue Bonds 6.09% due 11/15/40	20,000	19,396
New Jersey State Turnpike Authority Revenue Bonds 7.41% due 01/01/40	160,000	177,077
North Texas Tollway Authority Revenue Bonds 6.72% due 01/01/49	385,000	382,447
Port Authority of New York & New Jersey Revenue Bonds 5.65% due 11/01/40	15,000	14,355
Port Authority of New York & New Jersey Revenue Bonds 5.86% due 12/01/24	200,000	208,178
State of Illinois General Obligation Bonds 5.37% due 03/01/17	25,000	24,980
State of Illinois General Obligation Bonds 5.67% due 03/01/18	440,000	439,160
State of Illinois General Obligation Bonds 5.88% due 03/01/19	350,000	349,563
Texas State Transportation Commission 1st Tier Series B Revenue Bonds 5.18% due 04/01/30	40,000	39,311
Total Municipal Bonds & Notes (cost $2,544,189)		2,596,725

Seasons Series Trust Diversified Fixed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Shares/ Principal Amount	Value (Note 3)
EXCHANGE-TRADED FUNDS — 0.8%
iShares Barclays 1-3 Year Treasury Bond Fund	15,200	$1,273,000
iShares Barclays 3-7 Year Treasury Bond Fund	10,100	1,153,218
iShares Barclays 7-10 Year Treasury Bond Fund	4,200	390,642
iShares Barclays 10-20 Year Treasury Bond Fund	1,400	156,520
iShares Barclays 20+ Year Treasury Bond Fund	2,400	221,088
Total Exchange-Traded Funds (cost $3,207,928)		3,194,468
PREFERRED STOCK — 0.3%
Banks-Super Regional — 0.1%
US Bancorp FRS 7.19%	280	238,003
Diversified Banking Institutions — 0.2%
Ally Financial, Inc. 7.00%*	213	198,196
Goldman Sachs Group, Inc. 6.13%	26,600	647,710
		845,906
Total Preferred Stock (cost $1,057,446)		1,083,909
WARRANTS† — 0.0%
Publishing-Periodicals — 0.0%
Reader's Digest Association, Inc. Expires 02/19/14(10)(14)	175	0
Television — 0.0%
Ion Media Networks, Inc. Expires 12/18/16 (strike price $687.50)(10)(14)	11	1,430
Ion Media Networks, Inc. Expires 12/18/16 (strike price $500)(10)(14)	11	1,980
Total Warrants (cost $182)		3,410
Total Long-Term Investment Securities (cost $401,096,875)		411,871,258
REPURCHASE AGREEMENTS — 2.8%
Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 03/31/11, to be repurchased 04/01/11 in the amount of $1,465,000 and collateralized by $1,480,000 of United States Treasury Notes, bearing interest at 1.00% due 04/30/12 and having an approximate value of $1,496,522	$1,465,000	1,465,000
Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 03/31/11, to be repurchased 04/01/11 in the amount of $2,643,001 and collateralized by $2,590,000 of United States Treasury Notes, bearing interest at 3.13% due 04/30/17 and having an approximate value of $2,699,337	2,643,000	2,643,000

Security Description	Principal Amount	Value (Note 3)
REPURCHASE AGREEMENTS (continued)
Bank of America Joint Repurchase Agreement(4)	$2,490,000	$2,490,000
State Street Bank & Trust Co. Joint Repurchase Agreement(4)	4,786,000	4,786,000
UBS Securities LLC Joint Repurchase Agreement(4)	615,000	615,000
Total Repurchase Agreements (cost $11,999,000)		11,999,000
TOTAL INVESTMENTS (cost $413,095,875)(7)	99.9%	423,870,258
Other assets less liabilities	0.1	351,844
NET ASSETS	100.0%	$424,222,102

*  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At March 31, 2011, the aggregate value of these securities was $30,185,597 representing 7.1% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

†  Non-income producing security

(1)  Commercial Mortgage Backed Security

(2)  Interest Only

(3)  Collateralized Mortgage Obligation

(4)  See Note 3 for details of Joint Repurchase Agreements.

(5)  Perpetual maturity — maturity date reflects the next call date.

(6)  Income may be received in cash or additional shares at the discretion of the issuer.

(7)  See Note 4 for cost of investments on a tax basis.

(8)  Bond in default

(9)  Company has filed for Chapter 11 bankruptcy protection.

(10)  Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 3.

(11)  "Step-up" security where the rate increases ("steps-up") at a predetermined rate. Rate shown reflects the increased rate.

(12)  A portion of the interest was paid in additional bonds.

(13)  Principal amount of security is adjusted for inflation

(14)  Illiquid security. At March 31, 2011, the aggregate value of these securities was $3,417 representing 0.0% of net assets.

TIPS — Treasury Inflation Protected Security

FDIC — Federal Deposit Insurance Corporation

FRS — Floating Rate Security

VRS — Variable Rate Security

The rates shown on FRS and VRS are the current interest rates at March 31, 2011 and unless otherwise noted, the dates shown are the original maturity dates.

Seasons Series Trust Diversified Fixed Income Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Open Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Value at Trade Date	Value as of March 31, 2011	Unrealized Appreciation (Depreciation)
7	Long	U.S. Ultra Bond	June 2011	$849,297	$864,938	$15,641
15	Long	U.S. Treasury 2 YR Notes	June 2011	3,270,828	3,271,875	1,047
26	Short	U.S. Treasury 5 YR Notes	June 2011	3,030,828	3,036,516	(5,688)
37	Short	U.S. Treasury 10 YR Notes	June 2011	4,418,961	4,404,156	14,805
						$25,805

The following is a summary of the inputs used to value the Portfolio's net assets as of March 31, 2011 (see Note 3):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets:
Long-Term Investment Securities:
Asset Backed Securities	$—	$30,498,915	$126,735	$30,625,650
U.S. Corporate Bonds & Notes	—	109,157,407	796,698	109,954,105
Foreign Corporate Bonds & Notes	—	23,357,440	—	23,357,440
Foreign Government Agencies	—	5,176,378	—	5,176,378
U.S. Government Agencies	—	118,201,884	—	118,201,884
U.S. Government Treasuries	—	117,677,289	—	117,677,289
Municipal Bonds & Notes	—	2,596,725	—	2,596,725
Exchange Traded Funds	3,194,468	—	—	3,194,468
Preferred Stock	1,083,909	—	—	1,083,909
Warrants	—	—	3,410	3,410
Repurchase Agreements	—	11,999,000	—	11,999,000
Other Financial Instruments+
Open Futures Contracts - Appreciation	31,493	—	—	31,493
Total	$4,309,870	$418,665,038	$926,843	$423,901,751
Liabilities:
Other Financial Instruments+
Open Futures Contracts - Depreciation	$5,688	$—	$—	$5,688

+  Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Asset Backed Securities	U.S. Corporate Bonds & Notes	Foreign Corporate Bonds & Notes	Warrants
Balance as of 3/31/2010	$—	$381,463	$0	$—
Accrued discounts/premiums	—	25	—	—
Realized gain(loss)	—	(48,363)	1,187	—
Change in unrealized appreciation(depreciation)(1)	(2,369)	61,065	—	3,229
Net purchases(sales)	129,104	(95,650)	(1,187)	181
Transfers in and/or out of Level 3(2)	—	498,158	—	—
Balance as of 3/31/2011	$126,735	$796,698	$—	$3,410

(1)  The total change in unrealized appreciation(depreciation) included in the statement of operations attributable to level 3 investments still held at March 31, 2011 includes:

Asset Backed Securities	U.S. Corporate Bonds & Notes	Foreign Corporate Bonds & Notes	Warrants
$(2,369)	$12,905	$—	$3,229

(2)  The Fund's policy is to recognize transfers in and transfers out as of the end of the reporting period.

See Notes to Financial Statements

Seasons Series Trust Real Return Portfolio

PORTFOLIO PROFILE — March 31, 2011 (unaudited)

Industry Allocation*
United States Treasury Notes	53.8%
Sovereign	40.7
Repurchase Agreements	4.3
Paper & Related Products	0.1
98.9%

*  Calculated as a percentage of net assets

Credit Quality†#
Government — Treasury	51.5%
AAA	42.5
A	6.0
100.0%

†  Source: Standard and Poor's

#  Calculated as a percentage of total debt issues, excluding short-term securities.

Seasons Series Trust Real Return Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011

Security Description	Principal Amount(6)		Value (Note 3)
U.S. CORPORATE BONDS & NOTES — 0.0%
Electric-Integrated — 0.0%
Southern Energy, Inc. Escrow Notes 7.90% due 07/15/09†(1)(2)		$175,000	$0
Gambling (Non-Hotel) — 0.0%
Waterford Gaming LLC Senior Notes 8.63% due 09/15/14*		250,000	87,500
Independent Power Producers — 0.0%
Calpine Corp. Escrow Notes 8.50% due 07/15/10†(1)(2)		75,000	0
Calpine Corp. Escrow Notes 8.75% due 07/15/13†(1)(2)		794,000	0
			0
Total U.S. Corporate Bonds & Notes (cost $186,531)			87,500
FOREIGN CORPORATE BONDS & NOTES — 0.0%
Printing-Commercial — 0.0%
Quebecor World Capital Corp. Escrow Notes 6.50% due 08/01/27†(1)(2) (cost $0)		375,000	0
FOREIGN GOVERNMENT AGENCIES — 9.9%
Sovereign — 9.9%
Bundesrepublik Deutschland Bonds 1.75% due 04/15/20(5)	EUR	6,354,507	9,606,278
Mexican Udibonos Bonds 4.50% due 12/18/14(5)	MXN	54,816,838	4,894,801
Swedish Government Bonds 3.50% due 12/01/15	SEK	45,800,000	9,893,740
Total Foreign Government Agencies (cost $21,903,280)			24,394,819
FOREIGN GOVERNMENT TREASURIES — 30.8%
Sovereign — 30.8%
Australian Government Senior Bonds 4.00% due 08/20/15(5)	AUD	6,000,000	10,537,893
French Government Bonds 1.00% due 07/25/17(5)	EUR	5,086,904	7,298,551
French Government Bonds 1.60% due 07/25/11(5)	EUR	3,029,400	4,364,532
French Government Bonds 1.60% due 07/25/15(5)	EUR	3,678,480	5,481,616
French Government Bonds 2.25% due 07/25/20(5)	EUR	6,906,036	10,637,740
Italy Buoni Poliennali del Tesoro Bonds 2.35% due 09/15/19	EUR	7,460,852	10,580,917

Security Description	Shares/ Principal Amount(6)		Value (Note 3)
United Kingdom Gilt Bonds 1.25% due 11/22/17(5)	GBP	6,412,295	$11,183,591
United Kingdom Gilt Bonds 1.88% due 11/22/22(5)	GBP	7,543,285	13,772,070
United Kingdom Gilt Treasury Bonds 3.75% due 09/07/20	GBP	1,425,000	2,296,956
Total Foreign Government Treasuries (cost $71,102,974)			76,153,866
U.S. GOVERNMENT TREASURIES(5) — 53.8%
United States Treasury Notes — 53.8%
0.50% due 04/15/15 TIPS		$13,741,941	14,263,709
0.63% due 04/15/13 TIPS		17,813,754	18,643,198
1.13% due 01/15/21 TIPS		4,831,536	4,902,120
1.25% due 04/15/14 TIPS		8,375,462	8,950,295
1.38% due 01/15/20 TIPS		6,440,305	6,752,762
1.63% due 01/15/15 TIPS		9,052,228	9,812,470
1.63% due 01/15/18 TIPS		6,227,412	6,733,389
1.88% due 07/15/13 TIPS		11,359,293	12,286,677
1.88% due 07/15/19 TIPS		4,949,952	5,429,865
2.00% due 04/15/12 TIPS		10,688,235	11,175,052
2.00% due 01/15/14 TIPS		12,274,201	13,375,049
2.13% due 01/15/19 TIPS		6,973,876	7,781,862
2.38% due 01/15/17 TIPS		11,218,861	12,643,130
Total U.S. Government Treasuries (cost $129,719,672)			132,749,578
COMMON STOCK — 0.1%
Food-Misc. — 0.0%
Wornick Co.†(1)(2)		765	47,388
Gas-Distribution — 0.0%
MXEnergy Holdings, Inc.†(1)(2)		21,375	20,400
Paper & Related Products — 0.1%
Caraustar Industries, Inc.†(1)(2)		25	198,817
Total Common Stock (cost $163,568)			266,605
WARRANTS† — 0.0%
Publishing-Periodicals — 0.0%
Reader's Digest Association, Inc. Expires 02/19/14(1)(2)		1,705	0
Television — 0.0%
Ion Media Networks, Inc. Expires 12/18/16 (strike price $687.50)(1)(2)		116	15,080
Ion Media Networks, Inc. Expires 12/18/16 (strike price $500)(1)(2)		116	20,880
Total Warrants (cost $1,765)			35,960
Total Long-Term Investment Securities (cost $223,077,790)			233,688,328

Seasons Series Trust Real Return Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount(6)	Value (Note 3)
REPURCHASE AGREEMENTS — 4.3%
Bank of America Joint Repurchase Agreement(3)	$8,485,000	$8,485,000
UBS Securities LLC Joint Repurchase Agreement(3)	2,085,000	2,085,000
Total Repurchase Agreements (cost $10,570,000)		10,570,000
TOTAL INVESTMENTS (cost $233,647,790)(4)	98.9%	244,258,328
Other assets less liabilities	1.1	2,679,878
NET ASSETS	100.0%	$246,938,206

†  Non-income producing security

*  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At March 31, 2011, the aggregate value of these securities was $87,500 representing 0.0% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

(1)  Illiquid security. At March 31, 2011, the aggregate value of these securities was $302,565 representing 0.1% of net assets.

(2)  Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 3.

(3)  See Note 3 for details of Joint Repurchase Agreements.

(4)  See Note 4 for cost of investments on a tax basis.

(5)  Principal amount of security is adjusted for inflation.

(6)  Denominated in United States dollars unless otherwise indicated.

TIPS — Treasury Inflation Protected Securities

Open Forward Foreign Currency Contracts

Counterparty	Contract to Deliver		In Exchange For		Delivery Date	Unrealized Appreciation	Unrealized Depreciation
Deutsche Bank AG London	AUD	9,955,000	USD	9,861,871	06/15/11	$—	$(343,719)
	GBP	15,922,000	USD	25,752,800	06/15/11	235,207	0
						235,207	(343,719)
JP Morgan Chase Bank N.A	SEK	62,770,000	USD	9,816,649	06/15/11	—	(91,557)
Royal Bank of Canada	EUR	33,975,000	USD	47,179,044	06/15/11		(903,184)
	MXN	60,210,000	USD	4,975,005	06/15/11	—	(54,129)
							(957,313)
Net Unrealized Appreciation/(Depreciation)						$235,207	$(1,392,589)

AUD — Australian Dollar
EUR — Euro Dollar
GBP — Pound Sterling
MXN — Mexican Peso
SEK — Swedish Krona
USD — United States Dollar

Seasons Series Trust Real Return Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

The following is a summary of the inputs used to value the Portfolio's net assets as of March 31, 2011 (see Note 3):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets:
Long-Term Investment Securities:
U.S. Corporate Bonds & Notes	$—	$87,500	$0	$87,500
Foreign Corporate Bonds & Notes	—	—	0	0
Foreign Government Agencies	—	24,394,819	—	24,394,819
Foreign Government Treasuries	—	76,153,866	—	76,153,866
U.S. Government Treasuries	—	132,749,578	—	132,749,578
Common Stock	—	—	266,605	266,605
Warrants	—	—	35,960	35,960
Repurchase Agreements	—	10,570,000	—	10,570,000
Other Financial Instruments+
Open Forward Currency Contracts - Appreciation	—	235,207	—	235,207
Total	$—	$244,190,970	$302,565	$244,493,535
Liabilities:
Other Financial Instruments+
Open Forward Currency Contracts - Depreciation	$—	$1,392,589	$—	$1,392,589

+  Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	U.S. Corporate Bonds & Notes	Foreign Corporate Bonds & Notes	Common Stock	Warrants
Balance as of 3/31/2010	$55,709	$0	$103,143	$—
Accrued discounts/premiums	464	—	—	—
Realized gain(loss)	(463,206)	—	—	—
Change in unrealized appreciation(depreciation)(1)	461,073	—	163,462	34,195
Net purchases(sales)	(54,040)	—	(0)	1,765
Transfers in and/or out of Level 3	—	—	—	—
Balance as of 3/31/2011	$0	$0	$266,605	$35,960

(1)  The total change in unrealized appreciation(depreciation) included in the statement of operations attributable to level 3 investments still held at March 31, 2011 includes:

U.S. Corporate Bonds & Notes	Foreign Corporate Bonds & Notes	Common Stock	Warrants
$—	$—	$163,462	$34,195

See Notes to Financial Statements

Seasons Series Trust Cash Management Portfolio

PORTFOLIO PROFILE — March 31, 2011 (unaudited)

Industry Allocation*
Banks-Foreign-U.S. Branches	31.2%
Sovereigns/Supranational	29.1
Asset Backed Commercial Paper/Fully Supported	22.0
Asset Backed Commercial Paper/Auto	6.9
Asset Backed Commercial Paper/Diversified	3.3
Asset Backed Commercial Paper/Hybrid	2.9
Municipal	2.0
Food & Beverage	0.8
U.S. Government Agencies	0.8
Asset Backed Commercial Paper/Other	0.5
Diversified	0.5
100.0%

Weighted average days to maturity — 40

*  Calculated as a percentage of net assets

Credit Quality#†
Government — Treasury	29.1%
Government — Agency	0.8
A-1+	30.7
A-1	32.7
Not rated@	6.7
100.0%

#  Calculated as a percentage of total debt issues, including short term securities.

†  Source: Standard and Poors

@  Represents debt issues that either have no rating, or the rating is unavailable from the data source.

Seasons Series Trust Cash Management Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011

Security Description	Principal Amount	Value (Note 3)
SHORT-TERM INVESTMENT SECURITIES — 100.0%
Asset-Backed Commercial Paper — 35.6%
Atlantis One Funding Corp. 0.37% due 09/07/11*	$400,000	$399,560
Cancara Asset Securitisation LLC 0.30% due 05/16/11*	1,100,000	1,099,587
Cancara Asset Securitisation LLC 0.30% due 05/20/11*	350,000	349,857
Cancara Asset Securitisation LLC 0.31% due 05/06/11*	700,000	699,789
Fairway Finance Corp. 0.27% due 04/13/11*	2,563,000	2,562,769
FCAR Owner Trust I 0.45% due 05/02/11	180,000	179,930
FCAR Owner Trust I 0.45% due 05/06/11	800,000	799,650
FCAR Owner Trust I 0.45% due 06/01/11	100,000	99,957
FCAR Owner Trust I 0.45% due 06/07/11	360,000	359,824
FCAR Owner Trust 0.45% due 07/01/11	1,000,000	999,280
FCAR Owner Trust 0.45% due 07/05/11	1,000,000	999,230
Gemini Securitization Corp. LLC 0.30% due 05/02/11*	300,000	299,923
Gemini Securitization Corp. LLC 0.30% due 06/01/11*	1,500,000	1,499,265
Grampian Funding LLC 0.31% due 04/21/11*	2,000,000	1,999,656
Kells Funding LLC 0.36% due 05/18/11*	1,000,000	999,530
Kells Funding LLC 0.36% due 06/01/11*	600,000	599,742
Kells Funding LLC 0.37% due 05/16/11*	700,000	699,676
Kells Funding LLC 0.37% due 05/17/11*	700,000	699,669
Kells Funding LLC 0.37% due 06/01/11*	525,000	524,774
Liberty Street Funding LLC 0.27% due 06/27/11*	250,000	249,813
Liberty Street Funding LLC 0.28% due 04/11/11*	300,000	299,977
Liberty Street Funding LLC 0.28% due 04/26/11*	1,300,000	1,299,747
MetLife Short Term Funding LLC 0.28% due 06/17/11*	700,000	699,594
MetLife Short Term Funding LLC 0.31% due 04/11/11*	300,000	299,974
MetLife Short Term Funding LLC 0.31% due 05/31/11*	800,000	799,587
MetLife Short Term Funding LLC 0.32% due 04/25/11*	360,000	359,923
MetLife Short Term Funding LLC 0.32% due 05/02/11*	350,000	349,904
MetLife Short Term Funding LLC 0.32% due 05/09/11*	450,000	449,848
MetLife Short Term Funding LLC 0.32% due 05/31/11*	600,000	599,680

Security Description	Principal Amount	Value (Note 3)
Asset-Backed Commercial Paper (continued)
Mont Blanc Capital Corp. 0.13% due 04/01/11*	$600,000	$600,000
Royal Park Investments Funding Corp. 0.44% due 04/19/11*	250,000	249,945
Royal Park Investments Funding Corp. 0.45% due 04/27/11*	950,000	949,691
Royal Park Investments Funding Corp. 0.46% due 04/08/11*	400,000	399,964
Royal Park Investments Funding Corp. 0.48% due 04/07/11*	660,000	659,947
Royal Park Investments Funding Corp. 0.48% due 04/08/11*	275,000	274,974
Royal Park Investments Funding Corp. 0.50% due 04/01/11*	410,000	410,000
Variable Funding Capital Co. LLC 0.34% due 07/05/11*	200,000	199,846
Versailles Commercial Paper LLC 0.37% due 06/21/11*	380,000	379,738
Versailles Commercial Paper LLC 0.38% due 06/08/11*	1,500,000	1,499,175
Total Asset-Backed Commercial Paper (cost $26,901,229)		26,902,995
Certificates of Deposit — 31.2%
Bank of Nova Scotia 0.35% due 06/20/11	100,000	100,020
Bank of Nova Scotia 0.35% due 06/27/11	540,000	540,119
Barclays Bank PLC 0.33% due 09/28/11	800,000	799,816
Barclays Bank PLC 0.34% due 08/11/11	700,000	699,881
Barclays Bank PLC 0.36% due 04/21/11	500,000	500,000
BNP Paribas 0.18% due 09/06/11	675,000	674,811
BNP Paribas 0.51% due 09/12/11	1,200,000	1,199,748
BNP Paribas 0.51% due 09/23/11	900,000	899,802
BNP Paribas 0.54% due 09/23/11	600,000	600,000
Credit Agricole 0.33% due 05/04/11	100,000	99,998
Credit Industriel et Commercial 0.40% due 05/17/11	1,900,000	1,900,000
Credit Industriel et Commercial 0.40% due 06/03/11	250,000	250,045
Natexis Banques Populaires 0.40% due 05/02/11	600,000	600,000
Natexis Banques Populaires 0.40% due 07/05/11	1,400,000	1,400,000
Natexis Banques Populaires 0.42% due 05/02/11	175,000	175,000
Nordea Bank Finland PLC 0.31% due 06/01/11	600,000	600,006
Nordea Bank Finland PLC 0.36% due 05/31/11	370,000	370,000
Nordea Bank Finland PLC 0.36% due 06/01/11	730,000	730,073

Seasons Series Trust Cash Management Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

Security Description	Principal Amount	Value (Note 3)
SHORT-TERM INVESTMENT SECURITIES (continued)
Certificates of Deposit (continued)
Rabobank Nederland NV 0.37% due 08/08/11	$300,000	$300,066
Rabobank Nederland NV 0.37% due 08/10/11	160,000	160,035
Societe Generale 0.37% due 05/09/11	900,000	900,000
Societe Generale 0.38% due 05/03/11	800,000	800,000
Societe Generale 0.39% due 05/02/11	500,000	500,004
Sumitomo Mitsui Banking Corp. 0.30% due 04/05/11	1,000,000	1,000,000
Sumitomo Mitsui Banking Corp. 0.30% due 04/06/11	200,000	200,000
Sumitomo Mitsui Banking Corp. 0.30% due 04/07/11	250,000	250,000
Sumitomo Mitsui Banking Corp. 0.30% due 04/13/11	800,000	800,000
Svenska Handelsbanken 0.27% due 06/27/11	1,250,000	1,249,912
Svenska Handelsbanken 0.28% due 06/22/11	1,000,000	999,940
Svenska Handelsbanken 0.30% due 04/13/11	220,000	220,001
Svenska Handelsbanken 0.39% due 06/06/11	360,000	360,058
Toronto Dominion Bank 0.35% due 07/11/11	170,000	170,058
UBS AG FRS 0.35% due 08/23/11	800,000	799,856
UBS AG 0.36% due 04/07/11	400,000	400,000
UBS AG 0.41% due 07/11/11	800,000	800,280
UBS AG 0.43% due 07/01/11	540,000	540,200
UBS AG 0.43% due 07/12/11	250,000	250,107
UBS AG 0.47% due 07/29/11	180,000	180,113
UBS AG 0.53% due 06/30/11	180,000	180,128
Westpac Banking Corp. 0.35% due 07/01/11	360,000	360,083
Total Certificates of Deposit (cost $23,560,083)		23,560,160
Commercial Paper — 1.3%
Coca-Cola Co. 0.24% due 07/07/11*	600,000	599,598
General Electric Capital Corp. 0.36% due 07/14/11	360,000	359,770
Total Commercial Paper (cost $959,238)		959,368
U.S. Corporate Notes — 0.0%
Cheyne Finance LLC FRS Escrow Security 4.83% due 10/25/07*(2)(3) (4)(6)(7)	394,530	6,668

Security Description	Principal Amount	Value (Note 3)
U.S. Corporate Notes (continued)
Cheyne Finance LLC FRS Escrow Security 4.83% due 01/25/08(2)(3) (4)(6)(7)*	$592,098	$10,006
Total U.S. Corporate Notes (cost $25,271)		16,674
U.S. Municipal Bonds & Notes — 2.0%
Colorado Housing & Finance Authority VRS Revenue Bonds 0.26% due 05/01/41(5)	100,000	100,000
Iowa Finance Authority Single Family Mtg. VRS Revenue Bonds 0.24% due 07/01/37(5)	770,000	770,000
State of Texas VRS General Obligation Bonds 0.22% due 12/01/29(5)	250,000	250,000
State of Texas VRS General Obligation Bonds 0.26% due 06/01/31(5)	200,000	200,000
State of Texas General Obligation Bonds 0.29% due 12/01/24(5)	100,000	100,000
State of Texas VRS General Obligation Bonds 0.29% due 12/01/32(5)	100,000	100,000
Total U.S. Municipal Bonds & Notes (cost $1,520,000)		1,520,000
U.S. Government Agencies — 0.8%
Federal Home Loan Mtg. Corp. Disc. Notes 0.15% due 05/31/11	400,000	399,900
0.17% due 09/20/11	200,000	199,848
Total U.S. Government Agencies (cost $599,737)		599,748
U.S. Government Treasuries — 29.1%
United States Treasury Bills 0.01% due 04/07/11	3,400,000	3,399,994
0.02% due 04/07/11	17,502,000	17,501,956
0.19% due 05/26/11	360,000	359,896
United States Treasury Notes 1.00% due 07/31/11	250,000	250,713
1.13% due 06/30/11	100,000	100,246
4.63% due 10/31/11	180,000	184,606
4.88% due 05/31/11	180,000	181,386
Total U.S. Government Treasuries (cost $21,978,677)		21,978,797
Total Short-Term Investment Securities — 100.0% (cost $75,544,235)		75,537,742
TOTAL INVESTMENTS (cost $75,544,235)(1)	100.0%	75,537,742
Liabilities in excess of other assets	0.0	(22,078)
NET ASSETS	100.0%	$75,515,664

*  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions

Seasons Series Trust Cash Management Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At March 31, 2011, the aggregate value of these securities was $24,081,396 representing 31.9% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

(1)  See Note 4 for cost of investments on a tax basis.

(2)  Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 3.

(3)  Illiquid security. At March 31, 2011, the aggregate value of these securities was $16,674 representing 0.0% of net assets.

(4)  Security in default

(5)  The security's effective maturity date is less than one year.

(6)  Security issued by a structured investment vehicle ("SIV"). These SIV's may be affected by, among other things, changes in: interest rates, the quality of the underlying assets or the market's assessment thereof, factors concerning the interest in and structure of the issuer or the originator of the receivables, or the credit worthiness of the entities that provide any credit enhancements

(7)  On August 28, 2007, mark to market losses experienced in the investment portfolio of SIV Portfolio, PLC ("SIV Portfolio") (formerly Cheyne Finance PLC), the issuer of the underlying notes held by Cheyne Finance LLC, the issuer of the medium term notes

(the "Notes") held by the Portfolio, triggered the appointment of receivers (Deloitte & Touche LLP) (collectively, the "Receiver"). On October 17, 2007, the Receiver determined that SIV Portfolio was about to become unable to pay its debts as they came due and that an insolvency event had occurred. As a result of this determination, the Notes became immediately due and payable and are in default as a result of non payment. These events, which are based on published reports, materially adversely affect the ability of SIV Portfolio to make interest and principal payments due on the Notes. On April 16, 2008, however, the Receiver made a partial payment of principal and interest due on the Notes. On July 23, 2008, the Receiver concluded the sale of SIV Portfolio's investment portfolio and a distribution to senior creditors, including the Portfolio, was made. Furthermore, an additional distribution to senior creditors, including the Portfolio, was made on August 13, 2008. The market value of the Notes, as of March 31, 2011, represents the Notes' residual value that may be distributed to the Portfolio.

FRS — Floating Rate Security

VRS — Variable Rate Security

The rates shown on FRS and VRS are the current interest rates at March 31, 2011.

The dates shown on debt obligations are the original maturity dates.

The following is a summary of the inputs used to value the Portfolio's net assets as of March 31, 2011 (see Note 3):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets:
Short-Term Investment Securities:
Asset Backed Commercial Paper	$—	$26,902,995	$—	$26,902,995
Certificates of Deposit	—	23,560,160	—	23,560,160
Commercial Paper	—	959,368	—	959,368
U.S. Corporate Notes	—	—	16,674	16,674
Municipal Bonds & Notes	—	1,520,000	—	1,520,000
U.S. Government Agencies	—	599,748	—	599,748
U.S. Government Treasuries	—	21,978,797	—	21,978,797
Total	$—	$75,521,068	$16,674	$75,537,742

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Corporate Notes
Balance as of 3/31/2010	$510,767
Accrued discounts/premiums	—
Realized gain(loss)	(1,395,455)
Change in unrealized appreciation(depreciation)(1)	1,427,821
Net purchases(sales)	(526,459)
Transfers in and/or out of Level 3	—
Balance as of 3/31/2011	$16,674

(1)  The total change in unrealized appreciation(depreciation) included in the statement of operations attributable to level 3 investments still held at March 31, 2011 includes:

Corporate Notes
$1,184

See Notes to Financial Statements

Seasons Series Trust Focus Growth Portfolio

PORTFOLIO PROFILE — March 31, 2011 (unaudited)

Industry Allocation*
Computers	11.5%
Retail-Restaurants	8.1
E-Commerce/Services	6.7
Oil & Gas Drilling	6.0
Web Portals/ISP	5.2
Oil Companies-Exploration & Production	4.5
Auction Houses/Art Dealers	3.9
Casino Hotels	3.6
Enterprise Software/Service	3.6
Transport-Marine	3.6
Retail-Apparel/Shoe	3.6
Engines-Internal Combustion	3.6
Chemicals-Diversified	3.4
Printing-Commercial	3.4
Medical-Biomedical/Gene	3.3
Coal	3.3
Repurchase Agreements	3.3
Transport-Rail	3.2
Telecom Services	2.9
Metal-Diversified	2.9
Wireless Equipment	1.9
Multimedia	1.9
Electronic Components-Semiconductors	1.6
Building & Construction-Misc.	1.1
Gold Mining	1.1
U.S. Government Agencies	0.3
Human Resources	0.1
97.6%

*  Calculated as a percentage of net assets

Seasons Series Trust Focus Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011

Security Description	Shares	Value (Note 3)
COMMON STOCK — 94.0%
Auction House/Art Dealers — 3.9%
Sotheby's	125,924	$6,623,602
Building & Construction-Misc. — 1.1%
MasTec, Inc.†	90,404	1,880,403
Casino Hotels — 3.6%
Wynn Resorts, Ltd.	47,975	6,104,819
Chemicals-Diversified — 3.4%
Rockwood Holdings, Inc.†	115,155	5,667,929
Coal — 3.3%
International Coal Group, Inc.†	489,200	5,527,960
Computers — 11.5%
Apple, Inc.†	55,352	19,287,404
E-Commerce/Services — 6.7%
eBay, Inc.†	159,805	4,960,347
priceline.com, Inc.†	12,449	6,304,672
		11,265,019
Electronic Components-Semiconductors — 1.6%
OmniVision Technologies, Inc.†	75,400	2,678,962
Engines-Internal Combustion — 3.6%
Cummins, Inc.	54,595	5,984,704
Enterprise Software/Service — 3.6%
Oracle Corp.	180,703	6,030,059
Gold Mining — 1.1%
US Gold Corp.†	203,602	1,797,806
Human Resources — 0.1%
TrueBlue, Inc.†	14,038	235,698
Medical-Biomedical/Gene — 3.3%
Celgene Corp.†	96,883	5,573,679
Metal-Diversified — 2.9%
Ivanhoe Mines, Ltd.†	174,524	4,792,429
Multimedia — 1.9%
News Corp., Class A	181,130	3,180,643
Oil & Gas Drilling — 6.0%
Ensco PLC ADR	92,000	5,321,280
Hercules Offshore, Inc.†	712,086	4,706,888
		10,028,168
Oil Companies-Exploration & Production — 4.5%
Anadarko Petroleum Corp.	57,934	4,745,953
Resolute Energy Corp.†	156,400	2,837,096
		7,583,049
Printing-Commercial — 3.4%
VistaPrint NV†	108,635	5,638,157
Retail-Apparel/Shoe — 3.6%
Limited Brands, Inc.	124,340	4,088,299
Lululemon Athletica, Inc.†	21,380	1,903,889
		5,992,188
Retail-Restaurants — 8.1%
Chipotle Mexican Grill, Inc.†	29,690	8,086,666
Starbucks Corp.	151,536	5,599,255
		13,685,921
Telecom Services — 2.9%
Vonage Holdings Corp.†	1,081,399	4,931,179

Security Description	Shares/ Principal Amount	Value (Note 3)
Transport-Marine — 3.6%
Golar LNG, Ltd.	234,600	$6,001,068
Transport-Rail — 3.2%
Union Pacific Corp.	55,500	5,457,315
Web Portals/ISP — 5.2%
Baidu, Inc. ADR†	42,344	5,835,427
Google, Inc., Class A†	4,825	2,828,463
		8,663,890
Wireless Equipment — 1.9%
Crown Castle International Corp.†	74,890	3,186,570
Total Long-Term Investment Securities (cost $121,072,108)		157,798,621
SHORT-TERM INVESTMENT SECURITIES — 0.3%
U.S. Government Agencies — 0.3%
Federal Home Loan Bank Disc. Notes 0.00% due 04/01/11 (cost $600,000)	$600,000	600,000
REPURCHASE AGREEMENTS — 3.3%
Agreement with State Street Bank and Trust Co., bearing interest at 0.01%, dated 03/31/11, to be repurchased 04/01/11 in the amount of $1,453,000 and collateralized by $1,425,000 of United States Treasury Notes, bearing interest at 3.13% due 04/30/17 and having approximate value of $1,485,156	1,453,000	1,453,000
State Street Bank and Trust Co. Joint Repurchase Agreement(1)	4,026,000	4,026,000
Total Repurchase Agreements (cost $5,479,000)		5,479,000
TOTAL INVESTMENTS (cost $127,151,108)(2)	97.6%	163,877,621
Other assets less liabilities	2.4	3,956,695
NET ASSETS	100.0%	$167,834,316

†  Non-income producing security

(1)  See Note 3 for details of Joint Repurchase Agreements.

(2)  See Note 4 for cost of investments on a tax basis.

ADR — American Depository Receipt

Seasons Series Trust Focus Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

The following is a summary of the inputs used to value the Portfolio's net assets as of March 31, 2011 (see Note 3):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets:
Long-Term Investment Securities:
Common Stock
Computers	$19,287,404	$—	$—	$19,287,404
E-Commerce/Services	11,265,019	—	—	11,265,019
Oil & Gas Drilling	10,028,168	—	—	10,028,168
Retail - Restaurants	13,685,921	—	—	13,685,921
Web Portals/ISP	8,663,890	—	—	8,663,890
Other Industries*	94,868,219	—	—	94,868,219
Short-Term Investment Securities:
U.S. Government Agencies	—	600,000	—	600,000
Repurchase Agreements	—	5,479,000	—	5,479,000
Total	$157,798,621	$6,079,000	$—	$163,877,621

*  Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

See Notes to Financial Statements

Seasons Series Trust Focus Value Portfolio

PORTFOLIO PROFILE — March 31, 2011 (unaudited)

Industry Allocation*
Real Estate Operations & Development	13.1%
Oil Companies-Exploration & Production	8.2
Repurchase Agreements	7.0
Steel-Producers	6.9
Insurance-Multi-line	5.7
Banks-Super Regional	4.9
Retail-Apparel/Shoe	4.2
Banks-Fiduciary	4.0
Applications Software	3.6
Transport-Marine	3.3
Electronic Components-Semiconductors	3.3
Networking Products	3.2
Advertising Agencies	3.2
Retail-Major Department Stores	3.2
Multimedia	3.2
Oil-Field Services	2.9
Medical-Drugs	2.8
Diversified Banking Institutions	2.6
Tobacco	2.5
Electronic Components-Misc.	2.1
Telecom Equipment-Fiber Optics	2.1
Publishing-Newspapers	2.0
Insurance-Reinsurance	1.9
Semiconductor Equipment	1.6
Finance-Investment Banker/Broker	1.5
Telephone-Integrated	1.0
100.0%

*  Calculated as a percentage of net assets

Seasons Series Trust Focus Value Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011

Security Description	Shares	Value (Note 3)
COMMON STOCK — 93.0%
Advertising Agencies — 3.2%
Omnicom Group, Inc.	59,380	$2,913,183
Applications Software — 3.6%
Microsoft Corp.	126,580	3,210,069
Banks-Fiduciary — 4.0%
Bank of New York Mellon Corp.	120,713	3,605,697
Banks-Super Regional — 4.9%
Wells Fargo & Co.	140,000	4,438,000
Diversified Banking Institutions — 2.6%
Goldman Sachs Group, Inc.	14,890	2,359,618
Electronic Components-Misc. — 2.1%
AVX Corp.	129,026	1,923,778
Electronic Components-Semiconductors — 3.3%
Intel Corp.	145,490	2,934,533
Finance-Investment Banker/Broker — 1.5%
Charles Schwab Corp.	75,000	1,352,250
Insurance-Multi-line — 5.7%
Loews Corp.	120,000	5,170,800
Insurance-Reinsurance — 1.9%
Berkshire Hathaway, Inc., Class B†	20,000	1,672,600
Medical-Drugs — 2.8%
Pfizer, Inc.	124,705	2,532,759
Multimedia — 3.2%
McGraw-Hill Cos., Inc.	73,285	2,887,429
Networking Products — 3.2%
Cisco Systems, Inc.	170,295	2,920,559
Oil Companies-Exploration & Production — 8.2%
Devon Energy Corp.	55,400	5,084,058
EnCana Corp.	66,500	2,296,245
		7,380,303
Oil-Field Services — 2.9%
Baker Hughes, Inc.	35,270	2,589,876
Publishing-Newspapers — 2.0%
Gannett Co., Inc.	120,000	1,827,600
Real Estate Operations & Development — 13.1%
Cheung Kong Holdings, Ltd.	197,000	3,216,409
Hang Lung Group, Ltd.	494,000	3,083,313
Henderson Land Development Co., Ltd.	501,042	3,471,876
Wheelock & Co., Ltd.	539,000	2,023,359
		11,794,957
Retail-Apparel/Shoe — 4.2%
Gap, Inc.	168,900	3,827,274
Retail-Major Department Stores — 3.2%
Sears Holdings Corp.†	35,000	2,892,750
Semiconductor Equipment — 1.6%
Applied Materials, Inc.	95,000	1,483,900
Steel-Producers — 6.9%
ArcelorMittal	70,025	2,531,404
POSCO ADR	32,170	3,676,709
		6,208,113
Telecom Equipment-Fiber Optics — 2.1%
Sycamore Networks, Inc.	76,296	1,863,911

Security Description	Shares/ Principal Amount	Value (Note 3)
Telephone-Integrated — 1.0%
Telephone & Data Systems, Inc. Special Shares	30,000	$885,600
Tobacco — 2.5%
Philip Morris International, Inc.	34,480	2,262,923
Transport-Marine — 3.3%
Teekay Corp.	80,000	2,954,400
Total Long-Term Investment Securities (cost $65,413,696)		83,892,882
REPURCHASE AGREEMENTS — 7.0%
Agreement with State Street Bank &
Trust Co., bearing interest at 0.01%,
date 03/31/11, to be repurchased
04/01/11 in the amount of
$6,277,002 and collateralized by
$6,150,000 of United States Treasury
Notes, bearing interest at 3.13%,
due 04/30/17 and having an
approximate value of $6,409,621
Total Repurchase Agreements (cost $6,277,000)	$6,277,000	6,277,000
TOTAL INVESTMENTS (cost $71,690,696)(1)	100.0%	90,169,882
Liabilities in excess of other assets	0.0	(15,786)
NET ASSETS	100.0%	$90,154,096

†  Non-income producing security

(1)  See Note 4 for cost of investments on a tax basis.

ADR — American Depository Receipts

Seasons Series Trust Focus Value Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011 (continued)

The following is a summary of the inputs used to value the Portfolio's net assets as of March 31, 2011 (see Note 3):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets:
Long-Term Investment Securities:
Common Stock
Insurance-Multi-line	$5,170,800	$—	$—	$5,170,800
Oil Companies-Exploration & Production	7,380,303	—	—	7,380,303
Real Estate Operations & Development	11,794,957	—	—	11,794,957
Steel-Producers	6,208,113	—	—	6,208,113
Other Industries*	53,338,709	—	—	53,338,709
Repurchase Agreements	—	6,277,000	—	6,277,000
Total	$83,892,882	$6,277,000	$—	$90,169,882

*  Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

See Notes to Financial Statements

Seasons Series Trust Allocation Growth Portfolio

PORTFOLIO PROFILE — March 31, 2011 (unaudited)

Industry Allocation*
Domestic Equity Investment Companies	72.0%
International Equity Investment Companies	25.2
Fixed Income Investment Companies	2.6
99.8%

*  Calculated as a percentage of net assets

Seasons Series Trust Allocation Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31 2011

Security Description	Shares	Value (Note 3)
AFFILIATED REGISTERED INVESTMENT COMPANIES# — 99.8%
Domestic Equity Investment Companies — 72.0%
Seasons Series Trust Focus Growth Portfolio, Class 3†	514,460	$5,322,740
Seasons Series Trust Focus Value Portfolio, Class 3	369,001	4,863,247
Seasons Series Trust Large Cap Growth Portfolio, Class 3	2,577,404	25,423,309
Seasons Series Trust Large Cap Value Portfolio, Class 3	2,374,216	27,834,847
Seasons Series Trust Mid Cap Growth Portfolio, Class 3†	225,988	2,848,305
Seasons Series Trust Mid Cap Value Portfolio, Class 3	751,173	10,823,912
Seasons Series Trust Small Cap Portfolio, Class 3†	2,187,158	21,823,922
Total Domestic Equity Investment Companies (cost $83,810,568)		98,940,282
Fixed Income Investment Companies — 2.6%
Seasons Series Trust Diversified Fixed Income Portfolio, Class 3 (cost $3,658,292)	314,463	3,596,387
International Equity Investment Companies — 25.2%
Seasons Series Trust International Equity Portfolio, Class 3 (cost $41,712,714)	4,296,143	34,691,929
TOTAL INVESTMENTS (cost $129,181,574)(1)	99.8%	137,228,598
Other assets less liabilities	0.2	300,604
NET ASSETS	100.0%	$137,529,202

#  See Note 9

†  Non-income producing security

(1)  See Note 4 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio's net assets as of March 31, 2011 (see Note 3):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets:
Long-Term Investment Securities:
Affiliated Registered Investment Companies
Domestic Equity Investment Companies	$98,940,282	$—	$—	$98,940,282
Fixed Income Investment Companies	3,596,387	—	—	3,596,387
International Equity Investment Companies	34,691,929	—	—	34,691,929
Total	$137,228,598	$—	$—	$137,228,598

See Notes to Financial Statements

Seasons Series Trust Allocation Moderate Growth Portfolio

PORTFOLIO PROFILE — March 31, 2011 (unaudited)

Industry Allocation*
Domestic Equity Investment Companies	58.1%
Fixed Income Investment Companies	23.0
International Equity Investment Companies	18.9
100.0%

*  Calculated as a percentage of net assets

Seasons Series Trust Allocation Moderate Growth Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011

Security Description	Shares	Value (Note 3)
AFFILIATED REGISTERED INVESTMENT COMPANIES# — 100.0%
Domestic Equity Investment Companies — 58.1%
Seasons Series Trust Focus Growth Portfolio, Class 3†	1,953,420	$20,210,604
Seasons Series Trust Focus Value Portfolio, Class 3	1,271,501	16,757,730
Seasons Series Trust Large Cap Growth Portfolio, Class 3	10,465,478	103,230,626
Seasons Series Trust Large Cap Value Portfolio, Class 3	9,866,590	115,673,981
Seasons Series Trust Mid Cap Growth Portfolio, Class 3†	947,737	11,945,076
Seasons Series Trust Mid Cap Value Portfolio, Class 3	3,240,858	46,698,656
Seasons Series Trust Small Cap Portfolio, Class 3†	7,346,220	73,302,113
Total Domestic Equity Investment Companies (cost $325,994,691)		387,818,786
Fixed Income Investment Companies — 23.0%
Seasons Series Trust Diversified Fixed Income Portfolio, Class 3	11,519,389	131,742,750
Seasons Series Trust Real Return Portfolio, Class 3	2,283,670	22,129,971
Total Fixed Income Investment Companies (cost $149,577,365)		153,872,721
International Equity Investment Companies — 18.9%
Seasons Series Trust International Equity Portfolio, Class 3 (cost $140,800,668)	15,600,836	125,978,825
TOTAL INVESTMENTS (cost $616,372,724)(1)	100.0%	667,670,332
Other assets less liabilities	0.0	191,858
NET ASSETS	100.0%	$667,862,190

#  See Note 9

†  Non-income producing security

(1)  See Note 4 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio's net assets as of March 31, 2011 (see Note 3):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets:
Long-Term Investment Securities:
Affiliated Registered Investment Companies
Domestic Equity Investment Companies	$387,818,786	$—	$—	$387,818,786
Fixed Income Investment Companies	153,872,721	—	—	153,872,721
International Equity Investment Companies	125,978,825	—	—	125,978,825
Total	$667,670,332	$—	$—	$667,670,332

See Notes to Financial Statements

Seasons Series Trust Allocation Moderate Portfolio

PORTFOLIO PROFILE — March 31, 2011 (unaudited)

Industry Allocation*
Domestic Equity Investment Companies	51.3%
Fixed Income Investment Companies	33.2
International Equity Investment Companies	15.4
99.9%

*  Calculated as a percentage of net assets

Seasons Series Trust Allocation Moderate Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011

Security Description	Shares	Value (Note 3)
AFFILIATED REGISTERED INVESTMENT COMPANIES# — 99.9%
Domestic Equity Investment Companies — 51.3%
Seasons Series Trust Focus Growth Portfolio, Class 3†	960,207	$9,934,559
Seasons Series Trust Focus Value Portfolio, Class 3	497,758	6,560,197
Seasons Series Trust Large Cap Growth Portfolio, Class 3	4,660,355	45,969,366
Seasons Series Trust Large Cap Value Portfolio, Class 3	4,866,084	57,049,027
Seasons Series Trust Mid Cap Growth Portfolio, Class 3†	329,436	4,152,147
Seasons Series Trust Mid Cap Value Portfolio, Class 3	1,252,358	18,045,668
Seasons Series Trust Small Cap Portfolio, Class 3†	2,684,509	26,786,587
Total Domestic Equity Investment Companies (cost $137,631,425)		168,497,551
Fixed Income Investment Companies — 33.2%
Seasons Series Trust Diversified Fixed Income Portfolio, Class 3	7,199,389	82,336,597
Seasons Series Trust Real Return Portfolio, Class 3	2,776,761	26,908,293
Total Fixed Income Investment Companies (cost $106,323,965)		109,244,890
International Equity Investment Companies — 15.4%
Seasons Series Trust International Equity Portfolio, Class 3 (cost $53,512,526)	6,277,768	50,693,801
TOTAL INVESTMENTS (cost $297,467,916)(1)	99.9%	328,436,242
Other assets less liabilities	0.1	191,003
NET ASSETS	100.0%	$328,627,245

#  See Note 9

†  Non-income producing security

(1)  See Note 4 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio's net assets as of March 31, 2011 (see Note 3):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets:
Long-Term Investment Securities:
Affiliated Registered Investment Companies
Domestic Equity Investment Companies	$168,497,551	$—	$—	$168,497,551
Fixed Income Investment Companies	109,244,890	—	—	109,244,890
International Equity Investment Companies	50,693,801	—	—	50,693,801
Total	$328,436,242	$—	$—	$328,436,242

See Notes to Financial Statements

Seasons Series Trust Allocation Balanced Portfolio

PORTFOLIO PROFILE — March 31, 2011 (unaudited)

Industry Allocation*
Fixed Income Investment Companies	48.7%
Domestic Equity Investment Companies	40.4
International Equity Investment Companies	10.7
99.8%

*  Calculated as a percentage of net assets

Seasons Series Trust Allocation Balanced Portfolio

PORTFOLIO OF INVESTMENTS — March 31, 2011

Security Description	Shares	Value (Note 3)
AFFILIATED REGISTERED INVESTMENT COMPANIES# — 99.8%
Domestic Equity Investment Companies — 40.4%
Seasons Series Trust Focus Growth Portfolio, Class 3†	359,533	$3,719,829
Seasons Series Trust Focus Value Portfolio, Class 3	367,794	4,847,329
Seasons Series Trust Large Cap Growth Portfolio, Class 3	2,777,401	27,396,059
Seasons Series Trust Large Cap Value Portfolio, Class 3	3,105,770	36,411,448
Seasons Series Trust Mid Cap Growth Portfolio, Class 3†	194,191	2,447,539
Seasons Series Trust Mid Cap Value Portfolio, Class 3	806,265	11,617,757
Seasons Series Trust Small Cap Portfolio, Class 3†	1,173,977	11,714,187
Total Domestic Equity Investment Companies (cost $77,097,057)		98,154,148
Fixed Income Investment Companies — 48.7%
Seasons Series Trust Diversified Fixed Income Portfolio, Class 3	7,352,315	84,085,555
Seasons Series Trust Real Return Portfolio, Class 3	3,527,456	34,182,925
Total Fixed Income Investment Companies (cost $115,279,783)		118,268,480
International Equity Investment Companies — 10.7%
Seasons Series Trust International Equity Portfolio, Class 3 (cost $23,545,170)	3,236,871	26,138,163
TOTAL INVESTMENTS (cost $215,922,010)(1)	99.8%	242,560,791
Other assets less liabilities	0.2	467,412
NET ASSETS	100.0%	$243,028,203

#  See Note 9

†  Non-income producing security

(1)  See Note 4 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio's net assets as of March 31, 2011 (see Note 3):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets:
Long-Term Investment Securities:
Affiliated Registered Investment Companies
Domestic Equity Investment Companies	$98,154,148	$—	$—	$98,154,148
Fixed Income Investment Companies	118,268,480	—	—	118,268,480
International Equity Investment Companies	26,138,163	—	—	26,138,163
Total	$242,560,791	$—	$—	$242,560,791

See Notes to Financial Statements

SEASONS SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2011

	Multi- Managed Growth	Multi- Managed Moderate Growth	Multi- Managed Income/Equity	Multi- Managed Income	Asset Allocation: Diversified Growth	Stock
ASSETS:
Investments at value (unaffiliated)*	$88,659,215	$172,678,231	$131,344,109	$114,390,851	$209,317,614	$169,171,786
Investments at value (affiliated)*	—	—	—	—	—	—
Repurchase agreements (cost approximates value)	3,058,000	5,284,000	7,351,000	9,404,000	4,835,000	—
Total investments	91,717,215	177,962,231	138,695,109	123,794,851	214,152,614	169,171,786
Cash	140,395	482,123	199,307	283,365	34,715	—
Foreign cash*	—	6,498	195,000	—	161,404	14,364
Due from broker	—	—	—	—	—	—
Receivable for:
Fund shares sold	46,275	89,674	51,257	29,513	99,495	81,765
Dividends and interest	251,763	641,572	733,533	701,709	874,908	108,508
Investments sold	1,099,708	1,738,588	537,572	753,460	1,868,749	3,737,193
Prepaid expenses and other assets	274	527	395	309	6,594	554
Due from investment adviser for expense reimbursements/fee waivers	—	—	—	—	18,083	—
Unrealized appreciation on forward foreign currency contracts	37,859	125,185	141,413	164,074	327,245	—
Variation margin on futures contracts	1,236	2,213	6,618	5,551	—	—
Unrealized appreciation on swap contracts	—	—	—	—	400,137	—
Total assets	93,294,725	181,048,611	140,560,204	125,732,832	217,943,944	173,114,170
LIABILITIES:
Payable for:
Fund shares redeemed	120,312	93,843	86,417	80,643	175,693	145,866
Investments purchased	6,352,073	21,449,937	20,853,740	26,703,009	4,691,243	2,212,382
Interest on swap contracts	—	—	—	—	3,582	—
Accrued foreign tax on capital gains	—	—	—	—	650	—
Investment advisory and management fees	65,069	113,990	81,648	64,300	153,706	122,468
Service fees — Class 2	4,161	9,607	8,184	6,559	13,099	10,280
Service fees — Class 3	8,224	13,696	8,589	7,048	17,434	14,093
Trustees' fees and expenses	1,340	2,564	1,989	1,756	3,528	2,789
Other accrued expenses	69,617	80,256	72,747	70,365	116,113	60,279
Line of credit	—	172,140	—	—	—	—
Variation margin on futures contracts	—	—	—	—	18,926	—
Due to custodian	—	—	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	33,084	110,318	124,404	142,676	344,406	—
Unrealized depreciation on swap contracts	—	—	—	—	404	—
Total liabilities	6,653,880	22,046,351	21,237,718	27,076,356	5,538,784	2,568,157
NET ASSETS	$86,640,845	$159,002,260	$119,322,486	$98,656,476	$212,405,160	$170,546,013
* Cost
Investment securities (unaffiliated)	$74,582,062	$152,505,378	$120,717,473	$108,418,673	$182,507,917	$121,211,371
Investment securities (affiliated)	$—	$—	$—	$—	$—	$—
Foreign cash	$—	$6,243	$—	$—	$160,183	$13,786

See Notes to Financial Statements

SEASONS SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES — (continued)

March 31, 2011

	Multi- Managed Growth	Multi- Managed Moderate Growth	Multi- Managed Income/Equity	Multi- Managed Income	Asset Allocation: Diversified Growth	Stock
NET ASSETS REPRESENTED BY:
Capital paid-in	$80,480,998	$133,468,857	$105,591,882	$88,398,823	$223,592,244	$139,784,480
Accumulated undistributed net investment income (loss)	525,309	2,154,457	3,099,333	3,043,216	2,950,844	—
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options contracts, swap contracts, foreign exchange transactions and capital gain distributions from underlying funds	(8,456,298)	3,154,198	(40,744)	1,185,411	(41,377,095)	(17,198,924)
Unrealized appreciation (depreciation) on investments	14,077,153	20,172,853	10,626,636	5,972,178	26,809,697	47,960,415
Unrealized appreciation (depreciation) on futures contracts and written options contracts and swap contracts	7,932	35,532	27,726	35,301	444,596	—
Unrealized foreign exchange gain (loss) on other assets and liabilities	5,751	16,363	17,653	21,547	(14,476)	42
Accrued capital gains tax on unrealized appreciation (depreciation)	—	—	—	—	(650)	—
NET ASSETS	$86,640,845	$159,002,260	$119,322,486	$98,656,476	$212,405,160	$170,546,013
Class 1 (unlimited shares authorized):
Net assets	$14,861,019	$18,213,160	$14,048,968	$13,524,216	$27,916,201	$22,716,263
Shares of beneficial interest issued and outstanding	923,264	1,260,531	1,122,451	1,081,891	2,754,261	1,450,602
Net asset value, offering and redemption price per share	$16.10	$14.45	$12.52	$12.50	$10.14	$15.66
Class 2 (unlimited shares authorized):
Net assets	$32,547,933	$75,501,029	$64,537,037	$51,560,221	$102,158,693	$80,763,275
Shares of beneficial interest issued and outstanding	2,025,525	5,236,995	5,167,673	4,134,152	10,091,599	5,203,684
Net asset value, offering and redemption price per share	$16.07	$14.42	$12.49	$12.47	$10.12	$15.52
Class 3 (unlimited shares authorized):
Net assets	$39,231,893	$65,288,071	$40,736,481	$33,572,039	$82,330,266	$67,066,475
Shares of beneficial interest issued and outstanding	2,445,585	4,536,031	3,267,569	2,696,134	8,146,195	4,342,568
Net asset value, offering and redemption price per share	$16.04	$14.39	$12.47	$12.45	$10.11	$15.44

See Notes to Financial Statements

SEASONS SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES — (continued)

March 31, 2011

	Large Cap Growth	Large Cap Value	Mid Cap Growth	Mid Cap Value	Small Cap	International Equity
ASSETS:
Investments at value (unaffiliated)*	$302,224,811	$326,169,464	$102,792,562	$171,960,975	$200,164,923	$329,828,235
Investments at value (affiliated)*	—	87,323	—	107,563	—	—
Repurchase agreements (cost approximates value)	2,612,000	1,335,000	887,000	5,041,000	2,947,000	4,585,000
Total investments	304,836,811	327,591,787	103,679,562	177,109,538	203,111,923	334,413,235
Cash	1,165,902	3,858	50,825	11,936	1,052	715,257
Foreign cash*	—	—	14,098	—	—	880,155
Due from broker	—	—	—	—	—	—
Receivable for:
Fund shares sold	345,702	24,648	92,893	79,748	29,546	251,362
Dividends and interest	361,668	440,773	37,784	193,165	146,941	1,279,857
Investments sold	573,074	706,547	810,499	1,262,900	3,186,682	1,345,023
Prepaid expenses and other assets	758	913	275	400	520	889
Due from investment adviser for expense reimbursements/fee waivers	—	—	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—	—	—
Variation margin on futures contracts	100	—	3,430	3,430	5,400	—
Unrealized appreciation on swap contracts	—	—	—	—	—	—
Total assets	307,284,015	328,768,526	104,689,366	178,661,117	206,482,064	338,885,778
LIABILITIES:
Payable for:
Fund shares redeemed	108,825	195,499	311,814	231,842	418,807	144,263
Investments purchased	1,230,627	309,272	1,314,022	1,223,183	785,666	1,996,759
Interest on swap contracts	—	—	—	—	—	—
Accrued foreign tax on capital gains	—	—	—	—	—	96,217
Investment advisory and management fees	202,167	223,117	73,114	122,697	144,049	261,031
Service fees — Class 2	7,229	6,439	5,214	6,032	4,565	5,997
Service fees — Class 3	50,654	58,859	11,511	24,950	34,127	58,555
Trustees' fees and expenses	4,230	4,754	1,472	2,242	2,762	5,007
Other accrued expenses	84,664	82,067	61,512	68,091	68,983	106,574
Line of credit	—	—	—	—	—	—
Variation margin on futures contracts	—	1,700	—	—	—	18,275
Due to custodian	—	—	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	—	—	—
Unrealized depreciation on swap contracts	—	—	—	—	—	—
Total liabilities	1,688,396	881,707	1,778,659	1,679,037	1,458,959	2,692,678
NET ASSETS	$305,595,619	$327,886,819	$102,910,707	$176,982,080	$205,023,105	$336,193,100
* Cost
Investment securities (unaffiliated)	$241,261,449	$292,046,588	$79,172,997	$142,013,171	$156,322,519	$298,926,586
Investment securities (affiliated)	$—	$587,542	$—	$103,524	$—	$—
Foreign cash	$—	$—	$14,045	$—	$—	$840,883

See Notes to Financial Statements

SEASONS SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES — (continued)

March 31, 2011

	Large Cap Growth	Large Cap Value	Mid Cap Growth	Mid Cap Value	Small Cap	International Equity
NET ASSETS REPRESENTED BY:
Capital paid-in	$254,938,449	$343,035,014	$84,415,270	$182,283,064	$191,157,154	$403,159,770
Accumulated undistributed net investment income (loss)	625,741	3,784,386	(20,633)	807,232	—	2,789,620
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options contracts, swap contracts, securities sold short, foreign exchange transactions and capital gain distributions from underlying funds	(10,958,851)	(52,573,718)	(5,137,330)	(36,093,961)	(30,029,418)	(100,719,654)
Unrealized appreciation (depreciation) on investments	60,963,362	33,622,657	23,619,565	29,951,843	43,842,404	30,901,649
Unrealized appreciation (depreciation) on futures contracts, written options contracts and swap contracts	24,980	18,480	33,902	33,902	52,965	106,864
Unrealized foreign exchange gain (loss) on other assets and liabilities	1,938	—	(67)	—	—	51,068
Accrued capital gains tax on unrealized appreciation (depreciation)	—	—	—	—	—	(96,217)
NET ASSETS	$305,595,619	$327,886,819	$102,910,707	$176,982,080	$205,023,105	$336,193,100
Class 1 (unlimited shares authorized):
Net assets	$5,452,327	$5,894,037	$6,341,749	$5,208,050	$3,055,480	$4,734,390
Shares of beneficial interest issued and outstanding	541,704	501,267	486,743	359,947	298,179	585,010
Net asset value, offering and redemption price per share	$10.07	$11.76	$13.03	$14.47	$10.25	$8.09
Class 2 (unlimited shares authorized):
Net assets	$56,822,315	$50,646,043	$41,667,031	$47,947,478	$36,627,608	$47,179,965
Shares of beneficial interest issued and outstanding	5,723,128	4,315,031	3,268,120	3,321,614	3,634,640	5,830,500
Net asset value, offering and redemption price per share	$9.93	$11.74	$12.75	$14.43	$10.08	$8.09
Class 3 (unlimited shares authorized):
Net assets	$243,320,977	$271,346,739	$54,901,927	$123,826,552	$165,340,017	$284,278,745
Shares of beneficial interest issued and outstanding	24,667,652	23,144,926	4,356,063	8,593,432	16,570,236	35,202,345
Net asset value, offering and redemption price per share	$9.86	$11.72	$12.60	$14.41	$9.98	$8.08

See Notes to Financial Statements

SEASONS SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES — (continued)

March 31, 2011

	Diversified Fixed Income	Real Return	Cash Management	Focus Growth	Focus Value	Allocation Growth
ASSETS:
Investments at value (unaffiliated)*	$411,871,258	$233,688,328	$75,537,742	$158,398,621	$83,892,882	$—
Investments at value (affiliated)*	—	—	—	—	—	137,228,598
Repurchase agreements (cost approximates value)	11,999,000	10,570,000	—	5,479,000	6,277,000	—
Total investments	423,870,258	244,258,328	75,537,742	163,877,621	90,169,882	137,228,598
Cash	30,508	1,810	728	127,899	809	3,652
Foreign cash*	26,075	52	—	—	—	—
Due from broker	75,000	—	—	—	—	—
Receivable for:
Fund shares sold	835,850	3,517,674	70,817	56,307	98,777	131,399
Dividends and interest	3,748,620	1,283,839	20,077	13,586	54,623	—
Investments sold	892,628	—	—	32,933,613	108,249	350,926
Prepaid expenses and other assets	1,039	448	404	211	256	89
Due from investment adviser for expense reimbursements/fee waivers	—	—	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	235,207	—	—	—	—
Variation margin on futures contracts	8,250	—	—	—	—	—
Unrealized appreciation on swap contracts	—	—	—	—	—	—
Total assets	429,488,228	249,297,358	75,629,768	197,009,237	90,432,596	137,714,664
LIABILITIES:
Payable for:
Fund shares redeemed	171,553	707,803	20,757	656,124	138,165	129,022
Investments purchased	4,665,963	—	—	28,289,551	—	3,652
Interest on swap contracts	—	—	—	—	—	—
Accrued foreign tax on capital gains	—	—	—	—	—	—
Investment advisory and management fees	237,323	124,520	29,024	136,601	75,486	11,500
Service fees — Class 2	8,513	—	3,687	7,973	3,850	—
Service fees — Class 3	72,854	51,883	9,382	20,240	12,455	—
Trustees' fees and expenses	6,509	2,890	1,643	1,313	1,352	2,012
Other accrued expenses	103,411	79,467	49,611	63,119	47,192	39,276
Line of credit	—	—	—	—	—	—
Variation margin on futures contracts	—	—	—	—	—	—
Due to custodian	—	—	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	1,392,589	—	—	—	—
Unrealized depreciation on swap contracts	—	—	—	—	—	—
Total liabilities	5,266,126	2,359,152	114,104	29,174,921	278,500	185,462
NET ASSETS	$424,222,102	$246,938,206	$75,515,664	$167,834,316	$90,154,096	$137,529,202
* Cost
Investment securities (unaffiliated)	$401,096,875	$223,077,790	$75,544,235	$121,672,108	$65,413,696	$—
Investment securities (affiliated)	$—	$—	$—	$—	$—	$129,181,574
Foreign cash	$24,406	$49	$—	$—	$—	$—

See Notes to Financial Statements

SEASONS SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES — (continued)

March 31, 2011

	Diversified Fixed Income	Real Return	Cash Management	Focus Growth	Focus Value	Allocation Growth
NET ASSETS REPRESENTED BY:
Capital paid-in	$396,584,789	$248,880,739	$77,756,472	$129,406,146	$106,568,467	$162,223,430
Accumulated undistributed net investment income (loss)	12,272,254	(2,389,320)	—	—	989,234	985,718
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options contracts, swap contracts, securities sold short, foreign exchange transactions and capital gain distributions from underlying funds	4,563,202	(9,039,667)	(2,234,315)	1,701,657	(35,882,791)	(33,726,970)
Unrealized appreciation (depreciation) on investments	10,774,383	10,610,538	(6,493)	36,726,513	18,479,186	8,047,024
Unrealized appreciation (depreciation) on futures contracts, written options contracts and swap contracts	25,805	—	—	—	—	—
Unrealized foreign exchange gain (loss) on other assets and liabilities	1,669	(1,124,084)	—	—	—	—
Accrued capital gains tax on unrealized appreciation (depreciation)	—	—	—	—	—	—
NET ASSETS	$424,222,102	$246,938,206	$75,515,664	$167,834,316	$90,154,096	$137,529,202
Class 1 (unlimited shares authorized):
Net assets	$5,636,609	$—	$1,805,783	$3,028,288	$—	$—
Shares of beneficial interest issued and outstanding	490,095	—	167,740	285,211	—	—
Net asset value, offering and redemption price per share	$11.50	$—	$10.77	$10.62	$—	$—
Class 2 (unlimited shares authorized):
Net assets	$66,319,640	$—	$28,333,058	$63,684,865	$30,439,116	$—
Shares of beneficial interest issued and outstanding	5,778,305	—	2,640,958	6,099,253	2,304,350	—
Net asset value, offering and redemption price per share	$11.48	$—	$10.73	$10.44	$13.21	$—
Class 3 (unlimited shares authorized):
Net assets	$352,265,853	$246,938,206	$45,376,823	$101,121,163	$59,714,980	$137,529,202
Shares of beneficial interest issued and outstanding	30,801,683	25,482,423	4,239,822	9,773,251	4,530,911	13,647,379
Net asset value, offering and redemption price per share	$11.44	$9.69	$10.70	$10.35	$13.18	$10.08

See Notes to Financial Statements

SEASONS SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES — (continued)

March 31, 2011

	Allocation Moderate Growth	Allocation Moderate	Allocation Balanced
ASSETS:
Investments at value (unaffiliated)*	$—	$—	$—
Investments at value (affiliated)*	667,670,332	328,436,242	242,560,791
Repurchase agreements (cost approximates value)	—	—	—
Total investments	667,670,332	328,436,242	242,560,791
Cash	386,640	11,567	—
Foreign cash*	—	—	—
Due from broker	—	—	—
Receivable for:
Fund shares sold	663,385	574,149	717,547
Dividends and interest	—	—	—
Investments sold	—	—	64,193
Prepaid expenses and other assets	89	89	89
Due from investment adviser for expense reimbursements/fee waivers	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—
Variation margin on futures contracts	—	—	—
Unrealized appreciation on swap contracts	—	—	—
Total assets	668,720,446	329,022,047	243,342,620
LIABILITIES:
Payable for:
Fund shares redeemed	316,839	296,065	179,285
Investments purchased	386,640	11,567	—
Interest on swap contracts	—	—	—
Accrued foreign tax on capital gains	—	—	—
Investment advisory and management fees	55,737	27,348	20,127
Service fees — Class 2	—	—	—
Service fees — Class 3	—	—	—
Trustees' fees and expenses	9,393	4,427	3,360
Other accrued expenses	89,647	55,395	47,452
Line of credit	—	—	—
Variation margin on futures contracts	—	—	—
Due to custodian	—	—	64,193
Unrealized depreciation on forward foreign currency contracts	—	—	—
Unrealized depreciation on swap contracts	—	—	—
Total liabilities	858,256	394,802	314,417
NET ASSETS	$667,862,190	$328,627,245	$243,028,203
* Cost
Investment securities (unaffiliated)	$—	$—	$—
Investment securities (affiliated)	$616,372,724	$297,467,916	$215,922,010
Foreign cash	$—	$—	$—

See Notes to Financial Statements

SEASONS SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES — (continued)

March 31, 2011

	Allocation Moderate Growth	Allocation Moderate	Allocation Balanced
NET ASSETS REPRESENTED BY:
Capital paid-in	$670,165,551	$329,999,883	$230,839,175
Accumulated undistributed net investment income (loss)	6,723,716	3,580,973	3,084,736
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options contracts, swap contracts, securities sold short, foreign exchange transactions and capital gain distributions from underlying funds	(60,324,685)	(35,921,937)	(17,534,489)
Unrealized appreciation (depreciation) on investments	51,297,608	30,968,326	26,638,781
Unrealized appreciation (depreciation) on futures contracts, written options contracts and swap contracts	—	—	—
Unrealized foreign exchange gain (loss) on other assets and liabilities	—	—	—
Accrued capital gains tax on unrealized appreciation (depreciation)	—	—	—
NET ASSETS	$667,862,190	$328,627,245	$243,028,203
Class 1 (unlimited shares authorized):
Net assets	$—	$—	$—
Shares of beneficial interest issued and outstanding	—	—	—
Net asset value, offering and redemption price per share	$—	$—	$—
Class 2 (unlimited shares authorized):
Net assets	$—	$—	$—
Shares of beneficial interest issued and outstanding	—	—	—
Net asset value, offering and redemption price per share	$—	$—	$—
Class 3 (unlimited shares authorized):
Net assets	$667,862,190	$328,627,245	$243,028,203
Shares of beneficial interest issued and outstanding	61,075,151	30,533,672	22,293,365
Net asset value, offering and redemption price per share	$10.94	$10.76	$10.90

See Notes to Financial Statements

SEASONS SERIES TRUST
STATEMENTS OF OPERATIONS

For the year ended March 31, 2011

	Multi- Managed Growth	Multi-Managed Moderate Growth	Multi- Managed Income/Equity	Multi- Managed Income	Asset Allocation: Diversified Growth	Stock
Investment Income:
Dividends (unaffiliated)	$678,574	$993,501	$533,269	$231,432	$3,054,965	$1,330,444
Dividends (affiliated)	—	—	—	—	—	—
Interest (unaffiliated)	999,825	2,942,512	3,778,014	3,751,411	2,857,335	1,739
Total investment income*	1,678,399	3,936,013	4,311,283	3,982,843	5,912,300	1,332,183
Expenses:
Investment advisory and management fees	762,420	1,375,123	992,491	796,392	1,843,026	1,480,321
Service Fees:
Class 2	50,242	120,750	100,228	83,856	161,775	127,999
Class 3	93,307	157,274	102,224	83,318	200,837	163,766
Custodian and accounting fees	208,221	231,380	193,405	190,237	486,422	81,117
Reports to shareholders	14,232	26,493	20,462	18,231	36,555	28,670
Audit and tax fees	38,696	38,696	38,696	38,696	42,897	30,891
Legal fees	7,334	8,074	7,692	7,538	9,486	8,181
Trustees' fees and expenses	6,941	13,220	10,091	8,663	17,807	16,154
Interest expense	481	1,502	119	99	326	155
Other expenses	23,126	26,713	24,142	22,645	17,155	27,274
Total expenses before fee waivers, expense reimbursements, expense recoupments, custody credits and fees paid indirectly	1,205,000	1,999,225	1,489,550	1,249,675	2,816,286	1,964,528
Net (fees waived and expenses reimbursed)/recouped by investment adviser (Note 5)	—	—	—	—	(216,827)	—
Custody credits earned on cash balances	(89)	(59)	(121)	(121)	(97)	(2)
Fees paid indirectly (Note 6)	(4,801)	(7,728)	(1,000)	(281)	(18,708)	(2,905)
Net expenses	1,200,110	1,991,438	1,488,429	1,249,273	2,580,654	1,961,621
Net investment income (loss)	478,289	1,944,575	2,822,854	2,733,570	3,331,646	(629,438)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)**	8,562,829	14,903,185	7,596,494	4,941,880	8,427,619	18,904,216
Net realized gain (loss) on investments (affiliated)**	—	—	—	—	—	—
Net realized gain (loss) on futures contracts, written options contracts and swap contracts	(285)	(74,696)	(36,313)	(33,370)	4,554,944	—
Net realized foreign exchange gain (loss) on other assets and liabilities	(63,515)	(225,775)	(258,797)	(290,538)	(435,480)	3,522
Net realized gain (loss) on investments and foreign currencies	8,499,029	14,602,714	7,301,384	4,617,972	12,547,083	18,907,738
Change in unrealized appreciation (depreciation) on investments (unaffiliated)	(88,606)	(1,932,938)	(2,138,035)	(1,539,090)	11,952,004	9,098,910
Change in unrealized appreciation (depreciation) on investments (affiliated)	—	—	—	—	—	—
Change in unrealized appreciation (depreciation) on futures contracts, written options contracts and swap contracts	1,768	17,770	(926)	(2,019)	(706,072)	—
Change in unrealized foreign exchange gain (loss) on other assets and liabilities	(5,605)	(16,498)	(19,217)	(21,980)	(80,004)	(215)
Change in accrued capital gains tax on unrealized appreciation (depreciation)	—	—	—	—	(532)	—
Net unrealized gain (loss) on investments and foreign currencies	(92,443)	(1,931,666)	(2,158,178)	(1,563,089)	11,165,396	9,098,695
Net realized and unrealized gain (loss) on investments and foreign currencies	8,406,586	12,671,048	5,143,206	3,054,883	23,712,479	28,006,433
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,884,875	$14,615,623	$7,966,060	$5,788,453	$27,044,125	$27,376,995
* Net of foreign withholding taxes on interest and dividends of	$8,508	$12,278	$5,360	$2,102	$132,798	$10,467
** Net of foreign withholding taxes on capital gains of	$—	$—	$—	$—	$380	$—

See Notes to Financial Statements

SEASONS SERIES TRUST
STATEMENTS OF OPERATIONS — (continued)

For the year ended March 31, 2011

	Large Cap Growth	Large Cap Value	Mid-Cap Growth	Mid Cap Value	Small Cap	International Equity
Investment Income:
Dividends (unaffiliated)	$3,735,270	$7,202,811	$855,629	$2,634,153	$1,852,268	$7,550,687
Dividends (affiliated)	—	—	—	—	—	—
Interest (unaffiliated)	5,155	12,485	1,308	421	680	13,216
Total investment income*	3,740,425	7,215,296	856,937	2,634,574	1,852,948	7,563,903
Expenses:
Investment advisory and management fees	2,198,656	2,419,283	822,619	1,244,261	1,538,946	2,864,959
Service Fees:
Class 2	76,506	74,273	59,225	67,831	51,738	72,425
Class 3	552,039	626,910	129,764	241,095	359,128	627,788
Custodian and accounting fees	157,909	167,135	180,053	195,145	192,197	355,218
Reports to shareholders	48,618	53,333	14,453	25,055	41,431	52,457
Audit and tax fees	30,891	30,891	30,891	30,891	31,285	39,043
Legal fees	9,658	9,200	7,632	7,998	8,279	9,534
Trustees' fees and expenses	20,011	24,677	7,774	11,747	14,569	25,051
Interest expense	—	115	144	140	97	414
Other expenses	25,785	28,827	18,696	20,940	30,984	24,508
Total expenses before fee waivers, expense reimbursements, expense recoupments, custody credits and fees paid indirectly	3,120,073	3,434,644	1,271,251	1,845,103	2,268,654	4,071,397
Net (fees waived and expenses reimbursed)/ recouped by investment adviser (Note 5)	—	—	—	—	—	—
Custody credits earned on cash balances	(70)	(80)	(8)	(20)	(31)	(82)
Fees paid indirectly (Note 6)	(5,918)	(2,304)	(1,746)	(15,429)	(13,376)	(2,476)
Net expenses	3,114,085	3,432,260	1,269,497	1,829,654	2,255,247	4,068,839
Net investment income (loss)	626,340	3,783,036	(412,560)	804,920	(402,299)	3,495,064
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)**	15,875,173	8,236,767	10,997,743	15,423,914	13,999,405	13,511,198
Net realized gain (loss) on investments (affiliated)**	—	(405,821)	7,019	1,058	—	—
Net realized gain (loss) on futures contracts, written options contracts and swap contracts	75,899	70,447	164,582	163,382	147,344	337,572
Net realized foreign exchange gain (loss) on other assets and liabilities	4,703	1,692	(87,144)	—	—	(409,037)
Net realized gain (loss) on investments and foreign currencies	15,955,775	7,903,085	11,082,200	15,588,354	14,146,749	13,439,733
Change in unrealized appreciation (depreciation) on investments (unaffiliated)	14,167,285	30,570,834	12,655,998	14,096,293	27,377,773	16,167,262
Change in unrealized appreciation (depreciation) on investments (affiliated)	—	403,858	(4,359)	(6,385)	—	—
Change in unrealized appreciation (depreciation) on futures contracts, written options contracts and swap contracts	18,291	6,992	28,667	29,867	49,374	103,183
Change in unrealized foreign exchange gain (loss) on other assets and liabilities	2,255	151	(83)	—	—	35,242
Change in accrued capital gains tax on unrealized appreciation (depreciation)	—	—	—	—	—	(44,592)
Net unrealized gain (loss) on investments and foreign currencies	14,187,831	30,981,835	12,680,223	14,119,775	27,427,147	16,261,095
Net realized and unrealized gain (loss) on investments and foreign currencies	30,143,606	38,884,920	23,762,423	29,708,129	41,573,896	29,700,828
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$30,769,946	$42,667,956	$23,349,863	$30,513,049	$41,171,597	$33,195,892
* Net of foreign withholding taxes on interest and dividends of	$24,275	$32,546	$5,497	$500	$10	$532,618
** Net of foreign withholding taxes on capital gains of	$(196)	$—	$—	$—	$—	$5,024

See Notes to Financial Statements

SEASONS SERIES TRUST
STATEMENTS OF OPERATIONS — (continued)

For the year ended March 31, 2011

	Diversified Fixed Income	Real Return	Cash Management	Focus Growth	Focus Value	Allocation Growth
Investment Income:
Dividends (unaffiliated)	$80,822	$—	$—	$1,345,065	$2,146,641	$—
Dividends (affiliated)	—	—	—	—	—	1,200,518
Interest (unaffiliated)	15,680,975	4,521,549	281,652	2,667	476	—
Total investment income*	15,761,797	4,521,549	281,652	1,347,732	2,147,117	1,200,518
Expenses:
Investment advisory and management fees	2,669,790	1,140,943	415,726	1,165,652	849,893	127,904
Service Fees:
Class 2	110,211	—	53,206	68,897	46,072	—
Class 3	791,054	475,393	134,211	170,694	135,687	—
Custodian and accounting fees	243,889	51,104	35,777	73,627	62,374	19,460
Reports to shareholders	69,493	44,644	10,756	16,590	14,433	17,857
Audit and tax fees	37,166	46,336	33,889	28,986	28,986	21,491
Legal fees	10,090	56,366	12,671	7,757	7,404	7,897
Trustees' fees and expenses	32,109	14,679	7,555	7,944	6,995	10,543
Interest expense	166	252	—	610	6	1,525
Other expenses	15,152	9,378	10,389	14,775	14,137	8,145
Total expenses before fee waivers, expense reimbursements, expense recoupments, custody credits and fees paid indirectly	3,979,120	1,839,095	714,180	1,555,532	1,165,987	214,822
Net (fees waived and expenses reimbursed)/ recouped by investment adviser (Note 5)	—	—	—	—	—	—
Custody credits earned on cash balances	(172)	(17)	(53)	(132)	(7)	(22)
Fees paid indirectly (Note 6)	—	—	—	(7,462)	(8,581)	—
Net expenses	3,978,948	1,839,078	714,127	1,547,938	1,157,399	214,800
Net investment income (loss)	11,782,849	2,682,471	(432,475)	(200,206)	989,718	985,718
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)**	8,365,717	(1,527,081)	(1,395,413)	32,764,570	5,957,319	—
Net realized gain (loss) on investments (affiliated)**	—	—	—	—	—	(10,618,417)
Net realized gain (loss) on futures contracts, written options contracts and swap contracts	(25,940)	—	—	—	—	—
Net realized foreign exchange gain (loss) on other assets and liabilities	(267)	(5,673,347)	—	—	(401)	—
Net realized gain (loss) on investments and foreign currencies	8,339,510	(7,200,428)	(1,395,413)	32,764,570	5,956,918	(10,618,417)
Change in unrealized appreciation (depreciation) on investments (unaffiliated)	1,129,992	13,405,834	1,429,112	4,064,789	4,939,237	—
Change in unrealized appreciation (depreciation) on investments (affiliated)	—	—	—	—	—	27,208,040
Change in unrealized appreciation (depreciation) on futures contracts, written options contracts and swap contracts	11,083	—	—	—	—	—
Change in unrealized foreign exchange gain (loss) on other assets and liabilities	1,669	(1,369,156)	—	—	—	—
Change in accrued capital gains tax on unrealized appreciation (depreciation)	—	—	—	—	—	—
Net unrealized gain (loss) on investments and foreign currencies	1,142,744	12,036,678	1,429,112	4,064,789	4,939,237	27,208,040
Net realized and unrealized gain (loss) on investments and foreign currencies	9,482,254	4,836,250	33,699	36,829,359	10,896,155	16,589,623
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$21,265,103	$7,518,721	$(398,776)	$36,629,153	$11,885,873	$17,575,341
* Net of foreign withholding taxes on interest and dividends of	$1,733	$—	$49	$—	$23,663	$—
** Net of foreign withholding taxes on capital gains of	$—	$—	$—	$—	$—	$—

See Notes to Financial Statements

SEASONS SERIES TRUST
STATEMENTS OF OPERATIONS — (continued)

For the year ended March 31, 2011

	Allocation Moderate Growth	Allocation Moderate	Allocation Balanced
Investment Income:
Dividends (unaffiliated)	$—	$—	$—
Dividends (affiliated)	7,540,228	3,993,692	3,406,183
Interest (unaffiliated)	—	—	—
Total investment income*	7,540,228	3,993,692	3,406,183
Expenses:
Investment advisory and management fees	592,429	281,296	206,691
Service Fees:
Class 2	—	—	—
Class 3	—	—	—
Custodian and accounting fees	19,339	19,475	19,783
Reports to shareholders	108,183	50,068	38,719
Audit and tax fees	21,491	21,491	21,491
Legal fees	14,709	10,246	9,284
Trustees' fees and expenses	47,681	22,520	16,690
Interest expense	1,876	844	929
Other expenses	10,977	6,872	8,015
Total expenses before fee waivers, expense reimbursements, expense recoupments, custody credits and fees paid indirectly	816,685	412,812	321,602
Net (fees waived and expenses reimbursed)/recouped by investment adviser (Note 5)	—	—	—
Custody credits earned on cash balances	(173)	(93)	(155)
Fees paid indirectly (Note 6)	—	—	—
Net expenses	816,512	412,719	321,447
Net investment income (loss)	6,723,716	3,580,973	3,084,736
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)**	—	—	—
Net realized gain (loss) on investments (affiliated)**	(18,175,921)	(6,387,349)	(2,544,890)
Net realized gain (loss) on futures contracts, written options contracts and swap contracts	—	—	—
Net realized foreign exchange gain (loss) on other assets and liabilities	—	—	—
Net realized gain (loss) on investments and foreign currencies	(18,175,921)	(6,387,349)	(2,544,890)
Change in unrealized appreciation (depreciation) on investments (unaffiliated)	—	—	—
Change in unrealized appreciation (depreciation) on investments (affiliated)	85,499,405	35,585,207	21,263,692
Change in unrealized appreciation (depreciation) on futures contracts, written options contracts and swap contracts	—	—	—
Change in unrealized foreign exchange gain (loss) on other assets and liabilities	—	—	—
Change in accrued capital gains tax on unrealized appreciation (depreciation)	—	—	—
Net unrealized gain (loss) on investments and foreign currencies	85,499,405	35,585,207	21,263,692
Net realized and unrealized gain (loss) on investments and foreign currencies	67,323,484	29,197,858	18,718,802
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$74,047,200	$32,778,831	$21,803,538
* Net of foreign withholding taxes on interest and dividends of	$—	$—	$—
** Net of foreign withholding taxes on capital gains of	$—	$—	$—

See Notes to Financial Statements

SEASONS SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS

	Multi-Managed Growth		Multi-Managed Moderate Growth		Multi-Managed Income/Equity
	For the year ended March 31, 2011	For the year ended March 31, 2010	For the year ended March 31, 2011	For the year ended March 31, 2010	For the year ended March 31, 2011	For the year ended March 31, 2010
OPERATIONS:
Net investment income (loss)	$478,289	$641,088	$1,944,575	$2,654,137	$2,822,854	$4,031,578
Net realized gain (loss) on investments and foreign currencies	8,499,029	9,162,869	14,602,714	14,477,003	7,301,384	750,601
Net unrealized gain (loss) on investments and foreign currencies	(92,443)	22,869,781	(1,931,666)	38,515,123	(2,158,178)	28,443,804
Net increase (decrease) in net assets resulting from operations	8,884,875	32,673,738	14,615,623	55,646,263	7,966,060	33,225,983
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income — Class 1	(116,154)	(289,736)	(323,752)	(647,296)	(456,139)	(903,257)
Net investment income — Class 2	(198,680)	(633,959)	(1,247,058)	(2,819,265)	(1,971,958)	(4,013,613)
Net investment income — Class 3	(200,932)	(595,938)	(992,729)	(1,910,401)	(1,203,131)	(2,174,437)
Net realized gain on investments — Class 1	—	—	—	—	—	(94,932)
Net realized gain on investments — Class 2	—	—	—	—	—	(433,445)
Net realized gain on investments — Class 3	—	—	—	—	—	(239,091)
Return of capital — Class 1	—	—	—	—	—	—
Return of capital — Class 2	—	—	—	—	—	—
Return of capital — Class 3	—	—	—	—	—	—
Total distributions to shareholders	(515,766)	(1,519,633)	(2,563,539)	(5,376,962)	(3,631,228)	(7,858,775)
Net increase (decrease) in net assets resulting from capital share transactions (Note 8)	(15,795,672)	(15,168,761)	(33,110,642)	(19,833,635)	(19,264,770)	(7,884,989)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,426,563)	15,985,344	(21,058,558)	30,435,666	(14,929,938)	17,482,219
NET ASSETS:
Beginning of period	94,067,408	78,082,064	180,060,818	149,625,152	134,252,424	116,770,205
End of period†	$86,640,845	$94,067,408	$159,002,260	$180,060,818	$119,322,486	$134,252,424
† Includes accumulated undistributed net investment income (loss)	$525,309	$525,931	$2,154,457	$2,535,825	$3,099,333	$3,598,397

See Notes to Financial Statements

SEASONS SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS — (continued)

	Multi-Managed Income		Asset Allocation: Diversified Growth		Stock
	For the year ended March 31, 2011	For the year ended March 31, 2010	For the year ended March 31, 2011	For the year ended March 31, 2010	For the year ended March 31, 2011	For the year ended March 31, 2010
OPERATIONS:
Net investment income (loss)	$2,733,570	$3,736,496	$3,331,646	$3,520,800	$(629,438)	$(423,939)
Net realized gain (loss) on investments and foreign currencies	4,617,972	251,552	12,547,083	11,150,181	18,907,738	(1,262,659)
Net unrealized gain (loss) on investments and foreign currencies	(1,563,089)	17,467,395	11,165,396	69,752,512	9,098,695	72,318,256
Net increase (decrease) in net assets resulting from operations	5,788,453	21,455,443	27,044,125	84,423,493	27,376,995	70,631,658
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income — Class 1	(390,800)	(751,006)	(879,668)	(241,447)	—	(67,386)
Net investment income — Class 2	(1,489,883)	(3,014,265)	(3,117,824)	(739,959)	—	(99,580)
Net investment income — Class 3	(868,564)	(1,591,932)	(2,331,669)	(412,251)	—	(1,773)
Net realized gain on investments — Class 1	—	(18,375)	—	—	—	—
Net realized gain on investments — Class 2	—	(75,820)	—	—	—	—
Net realized gain on investments — Class 3	—	(40,769)	—	—	—	—
Return of capital — Class 1	—	—	—	—	—	—
Return of capital — Class 2	—	—	—	—	—	—
Return of capital — Class 3	—	—	—	—	—	—
Total distributions to shareholders	(2,749,247)	(5,492,167)	(6,329,161)	(1,393,657)	—	(168,739)
Net increase (decrease) in net assets resulting from capital share transactions (Note 8)	(11,567,089)	893,722	(43,700,179)	(43,278,626)	(46,551,722)	(38,016,097)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,527,883)	16,856,998	(22,985,215)	39,751,210	(19,174,727)	32,446,822
NET ASSETS:
Beginning of period	107,184,359	90,327,361	235,390,375	195,639,165	189,720,740	157,273,918
End of period†	$98,656,476	$107,184,359	$212,405,160	$235,390,375	$170,546,013	$189,720,740
† Includes accumulated undistributed net investment income (loss)	$3,043,216	$2,718,597	$2,950,844	$5,448,843	$—	$(4,753)

See Notes to Financial Statements

SEASONS SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS — (continued)

	Large Cap Growth		Large Cap Value		Mid Cap Growth
	For the year ended March 31, 2011	For the year ended March 31, 2010	For the year ended March 31, 2011	For the year ended March 31, 2010	For the year ended March 31, 2011	For the year ended March 31, 2010
OPERATIONS:
Net investment income (loss)	$626,340	$271,059	$3,783,036	$4,162,742	$(412,560)	$(288,324)
Net realized gain (loss) on investments and foreign currencies	15,955,775	(1,216,505)	7,903,085	(12,884,328)	11,082,200	1,580,130
Net unrealized gain (loss) on investments and foreign currencies	14,187,831	93,787,414	30,981,835	137,630,766	12,680,223	38,546,344
Net increase (decrease) in net assets resulting from operations	30,769,946	92,841,968	42,667,956	128,909,180	23,349,863	39,838,150
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income — Class 1	(14,551)	—	(100,563)	(159,848)	—	—
Net investment income — Class 2	(89,245)	—	(808,052)	(1,262,309)	—	—
Net investment income — Class 3	(178,500)	—	(3,967,992)	(5,860,300)	—	—
Net realized gain on investments — Class 1	—	—	—	—	—	—
Net realized gain on investments — Class 2	—	—	—	—	—	—
Net realized gain on investments — Class 3	—	—	—	—	—	—
Return of capital — Class 1	—	—	—	—	—	—
Return of capital — Class 2	—	—	—	—	—	—
Return of capital — Class 3	—	—	—	—	—	—
Total distributions to shareholders	(282,296)	—	(4,876,607)	(7,282,457)	—	—
Net increase (decrease) in net assets resulting from capital share transactions (Note 8)	1,607,155	(4,191,837)	(27,929,365)	(47,564,154)	(20,725,196)	(7,662,758)
TOTAL INCREASE (DECREASE) IN NET ASSETS	32,094,805	88,650,131	9,861,984	74,062,569	2,624,667	32,175,392
NET ASSETS:
Beginning of period	273,500,814	184,850,683	318,024,835	243,962,266	100,286,040	68,110,648
End of period†	$305,595,619	$273,500,814	$327,886,819	$318,024,835	$102,910,707	$100,286,040
† Includes accumulated undistributed net investment income (loss)	$625,741	$275,137	$3,784,386	$4,874,831	$(20,633)	$(8,345)

See Notes to Financial Statements

SEASONS SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS — (continued)

	Mid Cap Value		Small Cap		International Equity
	For the year ended March 31, 2011	For the year ended March 31, 2010	For the year ended March 31, 2011	For the year ended March 31, 2010	For the year ended March 31, 2011	For the year ended March 31, 2010
OPERATIONS:
Net investment income (loss)	$804,920	$818,685	$(402,299)	$(689,421)	$3,495,064	$3,615,096
Net realized gain (loss) on investments and foreign currencies	15,588,354	(1,356,378)	14,146,749	17,238,896	13,439,733	17,813,497
Net unrealized gain (loss) on investments and foreign currencies	14,119,775	60,240,714	27,427,147	60,140,310	16,261,095	90,133,078
Net increase (decrease) in net assets resulting from operations	30,513,049	59,703,021	41,171,597	76,689,785	33,195,892	111,561,671
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income — Class 1	(35,686)	(81,004)	—	(4,613)	(76,195)	(105,186)
Net investment income — Class 2	(283,853)	(625,052)	—	—	(688,944)	(855,321)
Net investment income — Class 3	(496,684)	(1,124,112)	—	—	(3,612,390)	(3,534,544)
Net realized gain on investments — Class 1	—	—	—	—	—	—
Net realized gain on investments — Class 2	—	—	—	—	—	—
Net realized gain on investments — Class 3	—	—	—	—	—	—
Return of capital — Class 1	—	—	—	—	—	—
Return of capital — Class 2	—	—	—	—	—	—
Return of capital — Class 3	—	—	—	—	—	—
Total distributions to shareholders	(816,223)	(1,830,168)	—	(4,613)	(4,377,529)	(4,495,051)
Net increase (decrease) in net assets resulting from capital share transactions (Note 8)	3,119,040	(15,111,392)	(23,909,030)	(17,682,895)	2,444,911	(28,673,361)
TOTAL INCREASE (DECREASE) IN NET ASSETS	32,815,866	42,761,461	17,262,567	59,002,277	31,263,274	78,393,259
NET ASSETS:
Beginning of period	144,166,214	101,404,753	187,760,538	128,758,261	304,929,826	226,536,567
End of period†	$176,982,080	$144,166,214	$205,023,105	$187,760,538	$336,193,100	$304,929,826
† Includes accumulated undistributed net investment income (loss)	$807,232	$818,686	$—	$1	$2,789,620	$3,247,312

See Notes to Financial Statements

SEASONS SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS — (continued)

	Diversified Fixed Income		Real Return		Cash Management
	For the year ended March 31, 2011	For the year ended March 31, 2010	For the year ended March 31, 2011	For the year ended March 31, 2010	For the year ended March 31, 2011	For the year ended March 31, 2010
OPERATIONS:
Net investment income (loss)	$11,782,849	$10,945,899	$2,682,471	$6,773,935	$(432,475)	$(597,831)
Net realized gain (loss) on investments and foreign currencies	8,339,510	(536,903)	(7,200,428)	2,070,814	(1,395,413)	(10,413)
Net unrealized gain (loss) on investments and foreign currencies	1,142,744	17,082,096	12,036,678	19,636,623	1,429,112	171,803
Net increase (decrease) in net assets resulting from operations	21,265,103	27,491,092	7,518,721	28,481,372	(398,776)	(436,441)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income — Class 1	(164,526)	(253,427)	—	—	—	(88,606)
Net investment income — Class 2	(1,881,848)	(2,675,216)	—	—	—	(891,026)
Net investment income — Class 3	(9,168,916)	(8,590,579)	(2,252,006)	(8,268,713)	—	(1,139,162)
Net realized gain on investments — Class 1	—	—	—	—	—	—
Net realized gain on investments — Class 2	—	—	—	—	—	—
Net realized gain on investments — Class 3	—	—	—	—	—	—
Return of capital — Class 1	—	—	—	—	—	(1,071)
Return of capital — Class 2	—	—	—	—	—	(11,680)
Return of capital — Class 3	—	—	—	—	—	(15,779)
Total distributions to shareholders	(11,215,290)	(11,519,222)	(2,252,006)	(8,268,713)	—	(2,147,324)
Net increase (decrease) in net assets resulting from capital share transactions (Note 8)	51,018,650	55,234,628	92,170,613	16,154,327	(31,021,074)	(90,549,558)
TOTAL INCREASE (DECREASE) IN NET ASSETS	61,068,463	71,206,498	97,437,328	36,366,986	(31,419,850)	(93,133,323)
NET ASSETS:
Beginning of period	363,153,639	291,947,141	149,500,878	113,133,892	106,935,514	200,068,837
End of period†	$424,222,102	$363,153,639	$246,938,206	$149,500,878	$75,515,664	$106,935,514
† Includes accumulated undistributed net investment income (loss)	$12,272,254	$11,186,270	$(2,389,320)	$1,771,047	$—	$54,012

See Notes to Financial Statements

SEASONS SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS — (continued)

	Focus Growth		Focus Value		Allocation Growth
	For the year ended March 31, 2011	For the year ended March 31, 2010	For the year ended March 31, 2011	For the year ended March 31, 2010	For the year ended March 31, 2011	For the year ended March 31, 2010
OPERATIONS:
Net investment income (loss)	$(200,206)	$(361,748)	$989,718	$1,573,673	$985,718	$1,327,649
Net realized gain (loss) on investments and foreign currencies	32,764,570	4,278,228	5,956,918	1,978,581	(10,618,417)	(12,883,946)
Net unrealized gain (loss) on investments and foreign currencies	4,064,789	23,978,613	4,939,237	30,580,530	27,208,040	64,193,014
Net increase (decrease) in net assets resulting from operations	36,629,153	27,895,093	11,885,873	34,132,784	17,575,341	52,636,717
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income — Class 1	—	—	—	—	—	—
Net investment income — Class 2	—	—	(563,320)	(700,808)	—	—
Net investment income — Class 3	—	—	(1,010,155)	(984,712)	(1,327,649)	(4,520,444)
Net realized gain on investments — Class 1	—	—	—	—	—	—
Net realized gain on investments — Class 2	—	—	—	—	—	—
Net realized gain on investments — Class 3	—	—	—	—	—	—
Return of capital — Class 1	—	—	—	—	—	—
Return of capital — Class 2	—	—	—	—	—	—
Return of capital — Class 3	—	—	—	—	—	—
Total distributions to shareholders	—	—	(1,573,475)	(1,685,520)	(1,327,649)	(4,520,444)
Net increase (decrease) in net assets resulting from capital share transactions (Note 8)	55,372,628	(11,789,798)	(9,156,489)	(12,012,339)	(14,232,240)	(16,358,027)
TOTAL INCREASE (DECREASE) IN NET ASSETS	92,001,781	16,105,295	1,155,909	20,434,925	2,015,452	31,758,246
NET ASSETS:
Beginning of period	75,832,535	59,727,240	88,998,187	68,563,262	135,513,750	103,755,504
End of period†	$167,834,316	$75,832,535	$90,154,096	$88,998,187	$137,529,202	$135,513,750
† Includes accumulated undistributed net investment income (loss)	$—	$—	$989,234	$1,573,391	$985,718	$1,327,649

See Notes to Financial Statements

SEASONS SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS — (continued)

	Allocation Moderate Growth		Allocation Moderate		Allocation Balanced
	For the year ended March 31, 2011	For the year ended March 31, 2010	For the year ended March 31, 2011	For the year ended March 31, 2010	For the year ended March 31, 2011	For the year ended March 31, 2010
OPERATIONS:
Net investment income (loss)	$6,723,716	$8,983,374	$3,580,973	$5,057,072	$3,084,736	$4,082,234
Net realized gain (loss) on investments and foreign currencies	(18,175,921)	(24,746,286)	(6,387,349)	(17,036,886)	(2,544,890)	(9,946,397)
Net unrealized gain (loss) on investments and foreign currencies	85,499,405	191,625,328	35,585,207	88,449,634	21,263,692	47,962,741
Net increase (decrease) in net assets resulting from operations	74,047,200	175,862,416	32,778,831	76,469,820	21,803,538	42,098,578
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income — Class 1	—	—	—	—	—	—
Net investment income — Class 2	—	—	—	—	—	—
Net investment income — Class 3	(8,983,374)	(16,201,055)	(5,057,072)	(8,356,695)	(4,082,234)	(5,343,231)
Net realized gain on investments — Class 1	—	—	—	—	—	—
Net realized gain on investments — Class 2	—	—	—	—	—	—
Net realized gain on investments — Class 3	—	(577,175)	—	(659,559)	—	(1,582,629)
Return of capital — Class 1	—	—	—	—	—	—
Return of capital — Class 2	—	—	—	—	—	—
Return of capital — Class 3	—	—	—	—	—	—
Total distributions to shareholders	(8,983,374)	(16,778,230)	(5,057,072)	(9,016,254)	(4,082,234)	(6,925,860)
Net increase (decrease) in net assets resulting from capital share transactions (Note 8)	30,101,091	25,788,191	37,377,122	9,399,853	44,834,984	22,491,664
TOTAL INCREASE (DECREASE) IN NET ASSETS	95,164,917	184,872,377	65,098,881	76,853,419	62,556,288	57,664,382
NET ASSETS:
Beginning of period	572,697,273	387,824,896	263,528,364	186,674,945	180,471,915	122,807,533
End of period†	$667,862,190	$572,697,273	$328,627,245	$263,528,364	$243,028,203	$180,471,915
† Includes accumulated undistributed net investment income (loss)	$6,723,716	$8,983,374	$3,580,973	$5,057,072	$3,084,736	$4,082,234

See Notes to Financial Statements

SEASONS SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (unaudited)

1.  Description of Business and Basis of Presentation: Seasons Series Trust (the "Trust"), organized as a Massachusetts business trust on October 10, 1995, is an open-end management investment company. Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life policies (collectively the "Variable Contracts"). Shares of the Trust are not offered directly to the public. Instead, they participate through Variable Contracts offered by affiliated life insurance companies (the "Life Companies"). SunAmerica Asset Management Corp. ("SAAMCo" or "Adviser"), an affiliate of the Life Companies and an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"), manages the Trust. An affiliated life company, SunAmerica Annuity and Life Assurance Company, is the parent company to SAAMCo.

The Trust currently consists of 21 separate series or portfolios (each, a "Portfolio" and collectively, the "Portfolios"), each of which represents a separate managed portfolio of securities with its own investment objectives. The Board of Trustees may establish additional portfolios or classes in the future. Six of the Portfolios, called the "Seasons Portfolios," are available only through the selection of one of four variable investment "strategies" described in the Seasons Variable Contract prospectus. Fifteen additional Portfolios, called the "Seasons Select Portfolios," the "Seasons Focused Portfolios" and the "Seasons Managed Allocation Portfolios," are available in addition to the Seasons Portfolios as variable investment options under  Variable Contracts offered by the Life Companies. All shares may be purchased or redeemed at net asset value without any sales or redemption charge. Each Seasons Managed Allocation Portfolio is structured as a "fund-of-funds" which means that it pursues its investment goal by investing its assets in a combination of the Seasons Select Portfolios and the Seasons Focused Portfolios (collectively, the "Underlying Portfolios").

Class 1 shares, Class 2 shares and Class 3 shares of each Portfolio may be offered only in connection with certain Variable Contracts. Class 2 and Class 3 shares of a given Portfolio are identical in all respects to Class 1 shares of the same Portfolio, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) except for the Seasons Managed Allocation Portfolios, Class 2 and Class 3 shares are subject to service fees, while Class 1 shares are not subject to service fees; and (iii) Class 2 and Class 3 shares have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 2 and Class 3 shares. Class 2 and Class 3 shares of each Portfolio, excluding the Seasons Managed Allocation Portfolios, pay service fees at an annual rate of 0.15% and 0.25%, respectively, of each class' average daily net assets.

The investment objectives for each Portfolio are as follows:

Seasons Portfolios

The Multi-Managed Growth Portfolio seeks long-term growth of capital.

The Multi-Managed Moderate Growth Portfolio seeks long-term growth of capital, with capital preservation as a secondary objective.

The Multi-Managed Income/Equity Portfolio seeks conservation of principal while maintaining some potential for long-term growth of capital.

The Multi-Managed Income Portfolio seeks capital preservation.

The Asset Allocation: Diversified Growth Portfolio seeks capital appreciation by investing primarily through a strategic allocation of approximately 80% of its assets in equity securities and approximately 20% of its assets in fixed income securities.

The Stock Portfolio seeks long-term capital appreciation with a secondary objective of increasing dividend income by investing, under normal circumstances, at least 80% of its net assets in common stocks.

Seasons Select Portfolios

The Large Cap Growth Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in equity securities of large companies selected through a growth strategy.

The Large Cap Value Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in equity securities of large companies selected through a value strategy.

The Mid Cap Growth Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in equity securities of medium-capitalization companies selected through a growth strategy.

The Mid Cap Value Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in equity securities of medium-capitalization companies selected through a value strategy.

The Small Cap Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in equity securities of small companies.

The International Equity Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in equity securities of issuers in at least three countries other than the U.S.

The Diversified Fixed Income Portfolio seeks relatively high current income and, secondarily, capital appreciation by investing, under normal circumstances, at least 80% of its net assets in fixed income securities including U.S. and foreign government securities, asset- and mortgage-backed securities, investment-grade debt securities, and lower-rated fixed income securities, or junk bonds.

The Real Return Portfolio seeks total return that equals or exceeds the rate of inflation over the long term, consistent with prudent investment management by investing, under normal circumstances, primarily in inflation-adjusted debt securities including inflation-indexed bonds issued by the U.S. Treasury and inflation-indexed securities issued by other entities such as U.S. and foreign corporations and foreign governments.

The Cash Management Portfolio seeks current income while preserving capital by investing in a diversified selection of money market instruments.

Seasons Focused Portfolios

The Focus Growth Portfolio seeks long-term growth of capital by investing in equity securities selected on the basis of growth criteria without regard to market capitalization.

The Focus Value Portfolio seeks long-term growth of capital by investing in equity securities selected on the basis of a value criteria, without regard to market capitalization.

Seasons Managed Allocation Portfolios

The Allocation Growth Portfolio seeks long-term capital appreciation by investing in an allocation of assets among a combination of Underlying Portfolios. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity portfolios.

The Allocation Moderate Growth Portfolio seeks long-term capital appreciation by investing in an allocation of assets among a combination of Underlying Portfolios. Under normal circumstances, the Portfolio invests at least 30% and no more than 90% of its net assets in equity portfolios and at least 10% and no more than 70% of its net assets in fixed income portfolios.

The Allocation Moderate Portfolio seeks long-term capital appreciation and moderate current income by investing in an allocation of assets among a combination of Underlying Portfolios. Under normal circumstances, the Portfolio invests at least 20% and no more than 80% of its net assets in equity portfolios and at least 20% and no more than 80% of its net assets in fixed income portfolios.

The Allocation Balanced Portfolio seeks long-term capital appreciation and current income by investing in an allocation of assets among a combination of Underlying Portfolios. Under normal circumstances, the Portfolio invests no more than 70% of its net assets in equity portfolios.

Each Portfolio, except for the Asset Allocation: Diversified Growth, Stock, Diversified Fixed Income, Real Return, and Cash Management Portfolios is organized as a "non-diversified" Portfolio of the Trust (as such term is defined under the Investment Company Act of 1940, as amended), subject, however, to certain tax diversification requirements.

Each of the Seasons Multi-Managed Growth, Multi-Managed Moderate Growth, Multi-Managed Income/Equity and Multi-Managed Income Portfolios ("Multi-Managed Seasons Portfolio(s)") allocates all of its assets among three or four distinct Managed Components, each managed by a separate Manager ("Manager" or collectively "Managers"). The five Managers of the Multi-Managed Seasons Portfolios are SAAMCo, Janus Capital Management LLC ("Janus"), Lord Abbett

& Company LLC ("Lord Abbett"), PineBridge Investments LLC ("PineBridge") and Wellington Management Company, LLP ("WMC"). Each Multi-Managed Seasons Portfolio will be allocated among the Managed Components of such Portfolio as described in the chart below.

Portfolio	Aggressive Growth component SAAMCo	Growth component Janus	Balanced component Lord Abbett/ PineBridge	Fixed Income component WMC
Multi-Managed Growth	20%	40%	14%/6%	20%
Multi-Managed Moderate Growth	18	28	12.6/5.4	36
Multi-Managed Income/Equity	0	18	14/14	54
Multi-Managed Income	0	8	8.5/8.5	75

Differences in investment returns among the Managed Components will cause the actual percentages to vary over the course of a calendar quarter from the targets listed in the chart. Accordingly, the assets of each Multi-Managed Seasons Portfolio will be reallocated or "rebalanced" among the managed components on at least a quarterly basis to restore the target allocations for such Portfolio.

Each Seasons Select Portfolio except the Cash Management Portfolio (referred to hereinafter as the "Multi-Managed Seasons Select Portfolio(s)") is managed by several separate managers each of which advises a separate portion of the Portfolio. Each Multi-Managed Seasons Select Portfolio will allocate one portion of its portfolio to a passively-managed strategy that seeks to track a target index, or a subset of an index.

The Seasons Focused Portfolios offer access to several different professional Managers each of which advises a separate portion of the Portfolio. Each Manager actively selects a limited number of stocks that represent their best ideas. This "Focus" approach to investing results in a more concentrated Portfolio, which will be less diversified than other Portfolios, and may be subject to greater market risks.

New share purchase and redemption requests in each Multi-Managed Seasons Select Portfolio and Seasons Focused Portfolio (except for the Diversified Fixed Income Portfolio and the Real Return Portfolio) will be allocated equally among the Managers, unless SAAMCo determines, subject to the review of the Board of Trustees, that a different allocation of assets would be in the best interest of the Portfolio and its shareholders. The assets of the Diversified Fixed Income Portfolio are not divided equally between the three managers, but have a targeted allocation of 50% to one Manager, PineBridge, with a portion actively managed and another passively managed and 25% each to the two other Managers.

Indemnifications:  The Trust's organizational documents provide current and former officers and trustees with a limited indemnification against liabilities arising out of the performance of their duties to the Trust. In addition, pursuant to Indemnification Agreements between the Trust and each of the current (and certain former) trustees who is not an "interested person," as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), of the Trust (collectively, the "Disinterested Trustees"), the Trust provides the Disinterested Trustees with a limited indemnification against liabilities arising out of the performance of their duties to the Trust, whether such liabilities are asserted during or after their service as trustees. In addition, in the normal course of business the Trust enters into contracts that contain the obligation to indemnify others. The Trust's maximum exposure under these arrangements is unknown. Currently, however, the Trust expects the risk of loss to be remote.

2.  Fund Mergers: Pursuant to a plan of reorganization, all of the assets and liabilities of the Large Cap Composite Portfolio, a series of the Trust, were transferred in a tax-free exchange to the Large Cap Growth Portfolio, in exchange for shares of the Large Cap Growth Portfolio. The reorganization was consummated on October 4, 2010. The acquiring portfolio acquired all of the assets and liabilities of the target portfolio as shown in the table below.

Class 1, Class 2 and Class 3 shares of the Large Cap Composite Portfolio were exchanged tax-free for Class 1, Class 2 and Class 3 shares of Large Cap Growth Portfolio at an exchange ratio of 0.90 to 1, 0.91 to 1 and 0.92 to 1 respectively. Shares of the Large Cap Growth Portfolio issued in connection with the acquisition of the Large Cap Composite Portfolio were 2,501,129 with a value of $22,058,409. The assets in the investment portfolio of the Large Cap Composite Portfolio with a value of $22,097,228 and identified cost of $20,221,050 as of the date of the reorganization, were the principal assets acquired by the acquiring portfolio. For financial statement purposes, assets received and shares issued by the acquiring portfolio were recorded at value; however, the cost basis of the investments received from the target portfolio were carried forward to align ongoing reporting of the acquiring portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The following is a summary of the shares outstanding, net assets, net asset value per share and net unrealized appreciation/(depreciation) immediately before and after the reorganization:

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Portfolio
Large Cap Composite Portfolio				$1,876,178
Class 1	121,510	$977,304	$8.04
Class 2	1,495,059	12,019,837	8.04
Class 3	1,127,248	9,061,268	8.04
Acquiring Portfolio
Large Cap Growth Portfolio				$37,683,837
Class 1	450,339	$4,033,558	$8.96
Class 2	4,951,186	43,765,587	8.84
Class 3	24,135,308	211,871,179	8.78
Post Reorganization
Large Cap Growth Portfolio				$39,560,015
Class 1	559,453	$5,010,862	$8.96
Class 2	6,310,987	55,785,424	8.84
Class 3	25,167,522	220,932,447	8.78

Assuming the reorganization had been completed on April 1, 2010, the beginning of the annual reporting period for the acquiring portfolio, the pro forma results of operations for the period ended March 31, 2011, are as follows:

Net investment income (loss)	$697,778
Net realized/unrealized gains (losses)	29,759,898
Change in net assets resulting from operations	$30,457,676

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the target portfolio that have been included in the Statement of Operations since October 4, 2010.

Pursuant to separate plans of reorganization, all of the assets and liabilities of the Focus Growth and Income Portfolio, and the Focus TechNet Portfolio, each a series of the Trust, were transferred in a tax-free exchange to the Focus Growth Portfolio, in exchange for shares of the Focus Growth Portfolio. The reorganizations were consummated on October 4, 2010. The acquiring portfolio acquired all of the assets and liabilities of the target portfolios as shown in the table below.

Class 2 and Class 3 shares of the Focus Growth and Income Portfolio were exchanged tax-free for Class 2 and Class 3 shares of Focus Growth Portfolio at an exchange ratio of 0.78 to 1, and 0.78 to 1, respectively. Shares of the Focus Growth Portfolio issued in connection with the acquisition of the Focus Growth and Income Portfolio were 4,393,968 with a value of $37,106,699. The assets in the investment portfolio of the Focus Growth and Income Portfolio with a value of $37,150,087 and identified cost of $32,011,246 as of the date of the reorganization, were the principal assets acquired by the acquiring portfolio. For financial statement purposes, assets received and shares issued by the acquiring portfolio were recorded at value; however, the cost basis of the investments received from the target portfolio were carried forward to align ongoing reporting of the acquiring portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Class 2 and Class 3 shares of the Focus TechNet Portfolio were exchanged tax-free for Class 2 and Class 3 shares of Focus Growth Portfolio at an exchange ratio of 0.71 to 1, and 0.71 to 1, respectively. Shares of the Focus Growth Portfolio issued in connection with the acquisition of the Focus TechNet Portfolio were 3,789,068 with a value of $31,983,244. The assets in the investment portfolio of the Focus TechNet Portfolio with a value of $32,042,086 and identified cost of $23,353,611 as of the date of the reorganization, were the principal assets acquired by the acquiring portfolio. For financial statement purposes, assets received and shares issued by the acquiring portfolio were recorded at value; however, the cost basis of the investments received from the target portfolio were carried forward to align ongoing reporting of the acquiring portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The following is a summary of the shares outstanding, net assets, net asset value per share and net unrealized appreciation/(depreciation) immediately before and after the reorganization:

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Portfolios
Focus Growth and Income Portfolio				$5,138,841
Class 2	2,755,398	$18,209,473	$6.61
Class 3	2,865,568	18,897,226	6.59
Focus TechNet Portfolio				$8,688,475
Class 2	2,309,219	$13,940,338	$6.04
Class 3	3,015,530	18,042,906	5.98
Acquiring Portfolio
Focus Growth Portfolio				$18,462,857
Class 1	234,915	$2,024,758	$8.62
Class 2	3,394,108	28,789,336	8.48
Class 3	6,014,214	50,575,625	8.41
Post Reorganization
Focus Growth Portfolio				$32,290,173
Class 1	234,915	$2,024,758	$8.62
Class 2	7,184,398	60,939,147	8.48
Class 3	10,406,960	87,515,757	8.41

The pro forma results of operations for the acquiring portfolio as of October 4, 2010, are as follows:

Net investment income (loss)	$(281,859)
Net realized/unrealized gains (losses)	41,841,444
Change in net assets resulting from operations	$41,559,585

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the target portfolio that have been included in the Statement of Operations since October 4, 2010.

3.  Significant Accounting Policies:  The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates and those differences could be significant. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements:

Security Valuations: Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges for which the securities are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be the normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio's shares, and the Portfolio may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board of Trustees ("the Board") to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities, the Portfolio uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost of the Portfolio if acquired within 60 days of maturity or, if already held by the Portfolio on the 60th day, are amortized to maturity based on the value determined on the 61st day.

Senior Secured Floating Rate Loans ("Loans") for which an active secondary market exists to a reliable degree, will be valued at the mean of the last available bid and ask prices in the market for such Loans, as provided by a third party pricing service.

Futures contracts and options traded on national securities exchanges are valued as of the close of the exchange upon which they trade. Forward contracts are valued at the 4:00 p.m. eastern time forward rate. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or over-the-counter market. Swap contracts are marked-to-market daily based upon quotations received from an approved outside pricing service or market makers.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

The various inputs that may be used to determine the value of the Portfolios' investments are summarized into three levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indicies, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.)

Level 3 — Significant unobservable inputs (includes inputs that reflect the Portfolios' own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of the inputs used to value the Portfolios' net assets as of March 31, 2011, are reported on a schedule following the Portfolio of Investments.

Derivative Instruments:

The following tables represent the value of derivatives held as of March 31, 2011, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities and the effect of derivatives on the Statement of Operations for the year ended March 31, 2011:

	Multi-Managed Growth Portfolio
	Asset Derivatives 2011		Liability Derivatives 2011
Derivative Contracts(1)	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Interest rate contracts(2)(4)	Variation margin on futures contracts	$1,236	Variation margin on futures contracts	$—
Foreign exchange contracts(3)	Unrealized appreciation on forward		Unrealized depreciation on forward
	foreign currency contracts	37,859	foreign currency contracts	33,084
		$39,095		$33,084

Derivative Contracts(1)	Location of Gain (Loss) on Derivatives Recognized in Statement of Operations	Realized Gain (Loss) on Derivatives Recognized in Statement of Operations	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Interest rate contracts(2)	Net realized gain (loss) on futures contracts, written options contracts and swap contracts/ Change in unrealized appreciation (depreciation) on futures contracts, written options contracts and swap contracts	$(285)	$1,768
Foreign exchange contracts(3)	Net realized foreign exchange gain (loss) on other assets and liabilities/Change in unrealized foreign exchange gain (loss) on other assets and liabilities	(69,213)	(1,182)
		$(69,498)	$586

(1)  The Portfolio's derivative contracts held during the year ended March 31, 2011, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

(2)  The average value outstanding for interest rate futures contracts was $5,432,636

(3)  The average notional amount outstanding for forward foreign currency contracts was $3,212,546

(4)  The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $7,932 as reported in the Portfolio of Investments.

	Multi-Managed Moderate Growth Portfolio
	Asset Derivatives 2011		Liability Derivatives 2011
Derivative Contracts(1)	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Interest rate contracts(2)(4)	Variation margin on futures contracts	$2,213	Variation margin on futures contracts	$—
Foreign exchange contracts(3)	Unrealized appreciation on forward		Unrealized depreciation on forward
	foreign currency contracts	125,185	foreign currency contracts	110,318
		$127,398		$110,318

Derivative Contracts(1)	Location of Gain (Loss) on Derivatives Recognized in Statement of Operations	Realized Gain (Loss) on Derivatives Recognized in Statement of Operations	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Interest rate contracts(2)	Net realized gain (loss) on futures contracts, written options contracts and swap contracts/ Change in unrealized appreciation (depreciation) on futures contracts, written options contracts and swap contracts	$(74,696)	$17,770
Foreign exchange contracts(3)	Net realized foreign exchange gain (loss) on other assets and liabilities/Change in unrealized foreign exchange gain (loss) on other assets and liabilities	(234,108)	(5,941)
		$(308,804)	$11,829

(1)  The Portfolio's derivative contracts held during the year ended March 31, 2011, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

(2)  The average value outstanding for interest rate futures contracts was $19,786,988

(3)  The average notional amount outstanding for forward foreign currency contracts was $10,943,281

(4)  The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $35,532 as reported in the Portfolio of Investments.

	Multi-Managed Income/Equity Portfolio
	Asset Derivatives 2011		Liability Derivatives 2011
Derivative Contracts(1)	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Interest Rate Contracts(2)(4)	Variation margin on futures contracts	$6,618	Variation margin on futures contracts	$—
Foreign exchange contracts(3)	Unrealized appreciation on forward		Unrealized depreciation on forward
	foreign currency contracts	141,413	foreign currency contracts	124,404
		$148,031		$124,404

Derivative Contracts(1)	Location of Gain (Loss) on Derivatives Recognized in Statement of Operations	Realized Gain (Loss) on Derivatives Recognized in Statement of Operations	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Interest rate contracts(2)	Net realized gain (loss) on futures contracts, written options contracts and swap contracts/ Change in unrealized appreciation (depreciation) on futures contracts, written options contracts and swap contracts	$(36,313)	$(926)
Foreign exchange contracts(3)	Net realized foreign exchange gain (loss) on other assets and liabilities/Change in unrealized foreign exchange gain (loss) on other assets and liabilities	(265,673)	(6,246)
		$(301,986)	$(7,172)

(1)  The Portfolio's derivative contracts held during the year ended March 31, 2011, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

(2)  The average value outstanding for interest rate futures contracts was $24,203,192

(3)  The average notional amount outstanding for forward foreign currency contracts was $12,365,590

(4)  The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $27,726 as reported in the Portfolio of Investments.

	Multi-Managed Income Portfolio
	Asset Derivatives 2011		Liability Derivatives 2011
Derivative Contracts(1)	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Interest rate contracts(2)(4)	Variation margin on futures contracts	$5,551	Variation margin on futures contracts	$—
Foreign exchange contracts(3)	Unrealized appreciation on forward		Unrealized depreciation on forward
	foreign currency contracts	164,074	foreign currency contracts	142,676
		$169,625		$142,676

Derivative Contracts(1)	Location of Gain (Loss) on Derivatives Recognized in Statement of Operations	Realized Gain (Loss) on Derivatives Recognized in Statement of Operations	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Interest rate contracts(2)	Net realized gain (loss) on futures contracts, written options contracts and swap contracts/ Change in unrealized appreciation (depreciation) on futures contracts, written options contracts and swap contracts	$(33,370)	$(2,019)
Foreign exchange contracts(3)	Net realized foreign exchange gain (loss) on other assets and liabilities/Change in unrealized foreign exchange gain (loss) on other assets and liabilities	(304,659)	(4,489)
		$(338,029)	$(6,508)

(1)  The Portfolio's derivative contracts held during the year ended March 31, 2011, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

(2)  The average value outstanding for interest rate futures contracts was $27,334,682

(3)  The average notional amount outstanding for forward foreign currency contracts was $14,275,186

(4)  The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $35,301 as reported in the Portfolio of Investments.

	Asset Allocation: Diversified Growth Portfolio
	Asset Derivatives 2011		Liability Derivatives 2011
Derivative Contracts(1)	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Equity contracts(2)(5)	Unrealized appreciation on swap		Unrealized depreciation on swap
	contracts	$400,137	contracts	$404
	Variation margin on futures contracts	—	Variation margin on futures contracts	8,248
Interest rate contracts(3)(5)	Variation margin on futures contracts	—	Variation margin on futures contracts	10,678
Foreign exchange contracts(4)	Unrealized appreciation on forward		Unrealized depreciation on forward
	foreign currency contracts	327,245	foreign currency contracts	344,406
		$727,382		$363,736

Derivative Contracts(1)	Location of Gain (Loss) on Derivatives Recognized in Statement of Operations	Realized Gain (Loss) on Derivatives Recognized in Statement of Operations	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Equity contracts(2)	Net realized gain (loss) on futures contracts, written options contracts and swap contracts/ Change in unrealized appreciation (depreciation) on futures contracts, written options contracts and swap contracts	$4,766,808	$(505,826)
Interest rate contracts(3)	Net realized gain (loss) on futures contracts, written options contracts and swap contracts/ Change in unrealized appreciation (depreciation) on futures contracts, written options contracts and swap contracts	(211,864)	(200,246)
Foreign exchange contracts(4)	Net realized foreign exchange gain (loss) on other assets and liabilities/Change in unrealized foreign exchange gain (loss) on other assets and liabilities	(324,126)	(85,730)
		$4,230,818	$(791,802)

(1)  The Portfolio's derivative contracts held during the year ended March 31, 2011, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

(2)  The average value outstanding for equity futures, written options and swap contracts were $84,162,548, $33 and $11,922,660, respectively.

(3)  The average value outstanding for interest rate futures was $48,344,142.

(4)  The average notional amount outstanding for forward foreign currency contracts was $40,007,654.

(5)  The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $44,863 as reported in the Portfolio of Investments.

	Large Cap Growth Portfolio
	Asset Derivatives 2011		Liability Derivatives 2011
Derivative Contracts(1)	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Equity contracts(2)(3)	Variation margin on futures contracts	$100	Variation margin on futures contracts	$—

Derivative Contracts(1)	Location of Gain (Loss) on Derivatives Recognized in Statement of Operations	Realized Gain (Loss) on Derivatives Recognized in Statement of Operations	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Equity contracts(2)	Net realized gain (loss) on futures contracts, written options contracts and swap contracts/ Change in unrealized appreciation (depreciation) on futures contracts, written options contracts and swap contracts	$75,899	$18,291

(1)  The Portfolio's derivative contracts held during the year ended March 31, 2011, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

(2)  The average value outstanding for equity futures contracts was $612,308.

(3)  The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $24,980 as reported in the Portfolio of Investments.

	Large Cap Value Portfolio
	Asset Derivatives 2011		Liability Derivatives 2011
Derivative Contracts(1)	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Equity contracts(2)(3)	Variation margin on futures contracts	$—	Variation margin on futures contracts	$1,700

Derivative Contracts(1)	Location of Gain (Loss) on Derivatives Recognized in Statement of Operations	Realized Gain (Loss) on Derivatives Recognized in Statement of Operations	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Equity contracts(2)	Net realized gain (loss) on futures contracts, written options contracts and swap contracts/ Change in unrealized appreciation (depreciation) on futures contracts, written options contracts and swap contracts	$70,447	$6,992

(1)  The Portfolio's derivative contracts held during the year ended March 31, 2011, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

(2)  The average value outstanding for equity futures contracts was $556,392.

(3)  The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $18,480 as reported in the Portfolio of Investments.

	Mid Cap Growth Portfolio
	Asset Derivatives 2011		Liability Derivatives 2011
Derivative Contracts(1)	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Equity contracts(2)(3)	Variation margin on futures contracts	$3,430	Variation margin on futures contracts	$—

Derivative Contracts(1)	Location of Gain (Loss) on Derivatives Recognized in Statement of Operations	Realized Gain (Loss) on Derivatives Recognized in Statement of Operations	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Equity contracts(2)	Net realized gain (loss) on futures contracts, written options contracts and swap contracts/ Change in unrealized appreciation (depreciation) on futures contracts, written options contracts and swap contracts	$164,582	$28,667

(1)  The Portfolio's derivative contracts held during the year ended March 31, 2011, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

(2)  The average value outstanding for equity futures contracts was $2,336,151.

(3)  The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $33,902 as reported in the Portfolio of Investments.

	Mid Cap Value Portfolio
	Asset Derivatives 2011		Liability Derivatives 2011
Derivative Contracts(1)	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Equity contracts(2)(3)	Variation margin on futures contracts	$3,430	Variation margin on futures contracts	$—

Derivative Contracts(1)	Location of Gain (Loss) on Derivatives Recognized in Statement of Operations	Realized Gain (Loss) on Derivatives Recognized in Statement of Operations	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Equity contracts(2)	Net realized gain (loss) on futures contracts, written options contracts and swap contracts/ Change in unrealized appreciation (depreciation) on futures contracts, written options contracts and swap contracts	$163,382	$29,867

(1)  The Portfolio's derivative contracts held during the year ended March 31, 2011, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

(2)  The average value outstanding for equity futures contracts was $2,336,151.

(3)  The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $33,902 as reported in the Portfolio of Investments.

	Small Cap Portfolio
	Asset Derivatives 2011		Liability Derivatives 2011
Derivative Contracts(1)	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Equity contracts(2)(3)	Variation margin on futures contracts	$5,400	Variation margin on futures contracts	$—

Derivative Contracts(1)	Location of Gain (Loss) on Derivatives Recognized in Statement of Operations	Realized Gain (Loss) on Derivatives Recognized in Statement of Operations	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Equity contracts(2)	Net realized gain (loss) on futures contracts, written options contracts and swap contracts/ Change in unrealized appreciation (depreciation) on futures contracts, written options contracts and swap contracts	$147,344	$49,374

(1)  The Portfolio's derivative contracts held during the year ended March 31, 2011, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

(2)  The average value outstanding for equity futures contracts was $983,273.

(3)  The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $52,965 as reported in the Portfolio of Investments.

	International Equity Portfolio
	Asset Derivatives 2011		Liability Derivatives 2011
Derivative Contracts(1)	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Equity contracts(2)(3)	Variation margin on futures contracts	$—	Variation margin on futures contracts	$18,275

Derivative Contracts(1)	Location of Gain (Loss) on Derivatives Recognized in Statement of Operations	Realized Gain (Loss) on Derivatives Recognized in Statement of Operations	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Equity contracts(2)	Net realized gain (loss) on futures contracts, written options contracts and swap contracts/ Change in unrealized appreciation (depreciation) on futures contracts, written options contracts and swap contracts	$337,572	$103,183

(1)  The Portfolio's derivative contracts held during the year ended March 31, 2011, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

(2)  The average value outstanding for equity futures contracts was $2,151,794.

(3)  The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $106,864 as reported in the Portfolio of Investments.

	Diversified Fixed Income Portfolio
	Asset Derivatives 2011		Liability Derivatives 2011
Derivative Contracts(1)	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Interest rate contracts(2)(3)	Variation margin on futures contracts	$8,250	Variation margin on futures contracts	$—

Derivative Contracts(1)	Location of Gain (Loss) on Derivatives Recognized in Statement of Operations	Realized Gain (Loss) on Derivatives Recognized in Statement of Operations	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Interest rate contracts(2)	Net realized gain (loss) on futures contracts, written options contracts and swap contracts/ Change in unrealized appreciation (depreciation) on futures contracts, written options contracts and swap contracts	$(25,940)	$11,083

(1)  The Portfolio's derivative contracts held during the year ended March 31, 2011, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

(2)  The average value outstanding for interest rate futures contracts was $4,685,822.

(3)  The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $25,805 as reported in the Portfolio of Investments.

Real Return Portfolio
	Asset Derivatives 2011		Liability Derivatives 2011
Derivative Contracts(1)	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Foreign exchange contracts(2)	Unrealized appreciation on forward		Unrealized depreciation on forward
	foreign currency contracts	$235,207	foreign currency contracts	$1,392,589

Derivative Contracts(1)	Location of Gain (Loss) on Derivatives Recognized in Statement of Operations	Realized Gain (Loss) on Derivatives Recognized in Statement of Operations	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Foreign exchange contracts(2)	Net realized foreign exchange gain (loss) on other assets and liabilities/ Change in unrealized foreign exchange gain (loss) on other assets and liabilities	$(5,675,166)	$(1,406,180)

(1)  The Portfolio's derivative contracts held during the year ended March 31, 2011, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

(2)  The average notional amount outstanding for forward foreign currency contracts was $75,100,219.

Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts ("forward contracts") for various purposes, including to facilitate settlement of foreign currency denominated portfolio transactions, to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates or to enhance total return. During the year ended March 31, 2011, the Multi-Managed Growth, Multi-Managed Moderate Growth, Multi-Managed Income/Equity, Multi-Managed Income, Asset Allocation: Diversified Growth and Real Return portfolios used forward contracts to attempt to protect securities and related receivable and payables against changes in future foreign exchange rates and to enhance total return. As of March 31, 2011, each of the preceding Portfolios have open forward contracts, which are reported on a schedule following each Portfolio's Portfolio of Investments.

A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss on the Statement of Assets and Liabilities. On the settlement date, the Portfolio records either realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks to the Portfolios of entering into forward contracts include counterparty risk and market risk. Counterparty risk arises upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. Currency transactions are also subject to risks different from those of other Portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments.

Futures Contracts. Certain of the Portfolios may enter into futures contracts for various purposes, including to increase or decrease exposure to equity or bond markets, or to hedge against changes in interest rates, prices of stocks, bonds or other instruments, or currency rates, to manage duration and yield curve positioning or to enhance income or total return. During the year ended March 31, 2011, the Large Cap Growth, Large Cap Value, Mid Cap Growth, Mid Cap Value, Small Cap and International Equity Portfolios, used futures contracts to increase exposure to equity or bond markets. The Multi-Managed Growth, Multi-Managed Moderate Growth, Multi-Managed Income/Equity, Multi-Managed Income and Diversified Fixed Income Portfolios used futures contracts to manage duration and yield curve positioning and to enhance total return. Asset Allocation: Diversified Growth Portfolio used futures contracts to hedge against changes in interest rates and enhance total return. As of March 31, 2011, the following Portfolios had open futures contracts: Multi-Managed Growth Portfolio, Multi-Managed Moderate Growth Portfolio, Multi-Managed Income/Equity Portfolio, Multi-Managed Income Portfolio, Asset Allocation: Diversified Growth Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Small Cap Portfolio, International Equity Portfolio, and Diversified Fixed Income Portfolio, which are reported on a schedule following each Portfolio's Portfolio of Investments.

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures transaction, a Portfolio will be required to segregate an initial margin payment of cash or other liquid securities with the Futures Commission Merchant (the "broker"). Common futures contracts include interest rate futures, single stock futures, stock index futures and currency futures. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A single stock futures contract is a contract to buy a single stock at a future time for a fixed price. A stock index futures contract is similar in economic effect to a single stock futures contract, except that rather than being based on a specific security it is based on a specified index of stocks and not the stocks themselves. A currency futures contract is a contract to buy or sell a specific foreign currency at a future time for a fixed price.

A Portfolio's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolios as unrealized appreciation or depreciation on the Statement of Assets and Liabilities. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are generally conducted through regulated exchanges, which minimize counterparty credit risks.

The primary risk to the Portfolios of entering into futures contracts is market risk. Market risk is the risk that there will be an unfavorable change in the interest rate, value or currency rate of the underlying security(ies). Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

At March 31, 2011, the due from broker amount as disclosed in the Statements of Assets and Liabilities for the Multi-Managed Income/Equity Portfolio and Diversified Fixed Income Portfolio include amounts set aside for margin requirements for open futures contracts.

Options. Certain Portfolios may enter into option contracts for various purposes, including to facilitate trading, increase or decrease a Portfolio's market exposure, to seek higher investment returns, to seek protection against a decline in the value of a Portfolio's securities or an increase in prices of securities that may be purchased, or to generate income. During the year ended March 31, 2011, the Asset Allocation: Diversified Growth Portfolio used option contracts to generate income and seek protection against a decline in the value of the Portfolio's securities. As of March 31, 2011, no portfolios had open option ontracts.

An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. When a Portfolio writes a call or a put option, it receives a premium which is equal to the current market value of the option written. The premiums on written options are recorded as a liability on the Statement of Assets and Liabilities. If a Portfolio purchases a call or a put option, it pays a premium which reflects the current market value of the option and which is included on the Portfolio's Statement of Assets and Liabilities as an investment. The option position is marked to market daily and its value fluctuates based upon the value of the underlying financial instrument, time to expiration, cost of borrowing funds, and volatility of the value of the underlying financial instrument. If an option which the Portfolio has written either expires on its stipulated expiration date, or if the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security which the Portfolio purchased upon exercise of the option. Options may be traded on a national securities exchange or in the over-the-counter (OTC) market.

Risks to the Portfolios of entering into option contracts include counterparty risk, market risk and, with respect to OTC options, illiquidity risk. Counterparty risk arises from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Portfolio's loss will consist of the net amount of contractual payments that the Portfolio has not yet received. Market risk is the risk that there will be an unfavorable change in the value of the underlying securities. There is also the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. In addition, unlisted options are not traded on an exchange and may not be as actively traded as listed options, making the valuation of such securities more difficult. An unlisted option also entails a greater risk that the party on the other side of the option transaction may default, which would make it impossible to close out an unlisted option position in some cases, and profits related to the transaction lost thereby.

Written Options
Asset Allocation: Diversified Growth Portfolio
	Number of Contracts	Premiums Received
Options outstanding as of March 31, 2010	800	$1,624
Options Written	—	—
Options terminated in closing purchase transactions	(800)	(1,624)
Options exercised	—	—
Options expired (written)	—	—
Options outstanding as of March 31, 2011	—	$—

Swap Contracts.  Certain Portfolios may enter into credit default, equity and/or total return and interest rate contracts. Generally, a swap contract is a privately negotiated agreement between a Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either marked-to-market daily based upon quotations from market makers or are calculated using standard models and current market data. Any change, in market value is recorded as an unrealized gain or loss. In connection with these contracts, securities or cash may be identified as collateral in accordance with the terms of the respective swap contract to provide assets of value and recourse in the event of default or bankruptcy/insolvency. The Portfolios amortize upfront payments and receipts on the swap contracts on a daily basis. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss. Net periodic payments made or received by the Portfolios are included as part of realized gain (loss).

Total Return Swap Agreements:  Certain Portfolios may enter into total return swap agreements, which includes equity swaps ("total return swaps") for various purposes, including to hedge exposure to market risk or to gain exposure to a security or market index. During the year ended March 31, 2011, the Asset Allocation: Diversified Growth Portfolio used total return swap contracts to hedge the portfolio's sector exposure, to gain exposure to certain sectors and to enhance total return. As of March 31, 2011, the Asset Allocation: Diversified Growth Portfolio had open total return swap contracts, which are reported on a schedule following the Portfolio of Investments.

Total return swaps are contracts that are typically entered into for the purpose of investing in a security or index without owning or taking physical custody of securities. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Portfolio will receive a payment from or make a payment to the counterparty.

The counterparty to a total return swap will typically be a bank, investment banking firm or broker/dealer. Total return swaps may be structured in different ways. The counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the total return swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Portfolio may agree to pay to the counterparty a floating rate of interest on the notional amount of the total return swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Portfolio on any total return swap should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the notional amount. In other cases, the counterparty and the Portfolio may agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the total return swap contract had been invested in different stocks (or indices of stocks).

A Portfolio will generally enter into total return swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a total return swap contract or periodically during its term. Total return swaps normally do not involve the delivery of securities or other underlying assets.

Accordingly, the risk of loss with respect to total return swaps is normally limited to the net amount of payments that a Portfolio is contractually obligated to make. If the counterparty to a total return swap defaults, the Portfolio's risk of loss consists of the net discounted amount of payments that the Portfolio is contractually entitled to receive, if any. In addition, the value of some components of a total return swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates.

Risks of Entering into Swap Agreements:  Risks to the Portfolios of entering into credit default swaps, total return swaps and interest rate swaps, include credit risk, market risk, counterparty risk, liquidity risk or documentation risk. By entering into swap agreements, the Portfolios may be exposed to risk of potential loss due to unfavorable changes in interest rates, the price of the underlying security or index, or the underlying referenced asset's perceived or actual credit, that the counterparty may default on its obligation to perform or the possibility that there is no liquid market for these agreements. There is also the risk that the parties may disagree as to the meaning of contractual terms in the swap agreement. In addition, to the extent that the subadviser does not accurately analyze and predict the underlying economic factors influencing the value of the swap, the Portfolio may suffer a loss.

Master Agreements.  Certain Portfolios that hold derivative instruments may be a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements ("Master Agreements") with certain counterparties that govern over the counter derivative instruments entered into from time to time. The Master Agreement may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. Collateral can be in the form of cash or securities as agreed to by the Portfolio and applicable counterparty. Collateral requirements are generally determined based on a Portfolio's net position with each counterparty. The Master Agreements may contain certain provisions that require a Portfolio to post additional collateral upon the occurrence of certain events, such as when a Portfolio's net assets fall below a specified level. The Master Agreements also typically specify certain standard termination events, such as failure of a party to pay or deliver, credit support defaults and other events of default. Termination events applicable to a Portfolio may also occur upon a decline in the Portfolio's net assets below a specified level over a certain period of time. Additional termination events applicable to counterparties may occur upon a decline in a counterparty's long-term and short-term credit ratings below a specified level, or upon a decline in the ratings of a counterparty's credit support provider. Upon the occurrence of a termination event, the other party may elect to terminate early and cause settlement of all derivative instruments outstanding pursuant to a particular Master Agreement, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of a Portfolio's counterparties to elect early termination could cause the Portfolio to accelerate the payment of liabilities, which settlement amounts could be in excess of the amount of assets that are already posted as collateral. As a result, the early termination with respect to derivative instruments subject to Master Agreements that are in a net liability position could be material to the Portfolio's financial statements.

Foreign Currency Translation: The books and records of the Trust are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of currencies against U.S. dollars on the date of valuation.

The Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at the end of the period. Similarly, the Trust does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities located in the Statement of Operations include realized foreign exchange gains and losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Trust's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rates.

Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders:  Security transactions are recorded on a trade date basis. Interest income is accrued daily from settlement date except when collection is not expected. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed after the ex-dividend date. For Seasons Managed Allocation Portfolios, distributions from income from the underlying Seasons Portfolios, if any, are recorded to income on the ex-dividend date. Distributions from net realized capital gains from underlying Seasons Portfolios, if any, are recorded to realized gains on the ex-dividend date. Distributions received from Real Estate Investment Trusts ("REIT") investments are recharacterized based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year's allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The amount recharacterized as ordinary income is recorded as dividend income and the amount recharacterized as capital gain is recorded as realized gain in the Statement of Operations. The amount recharacterized as return of capital is recorded as a reduction to the cost of investments in the Statement of Assets and Liabilities. These recharacterizations are reflected in the accompanying financial statements. For financial statement purposes, the Trust amortizes all premiums and accretes all discounts on fixed income securities. Realized gains and losses on sale of investments are calculated on the identified cost basis. Portfolios which earn foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest, dividends, and capital gains at various rates. India, Thailand, and certain other countries' tax regulations require that taxes be paid on capital gains realized by the Portfolio.

Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for current capital shares activity of the respective class).

Expenses common to all Portfolios, not directly related to individual Portfolios are allocated among the Portfolios based upon relative net assets or other appropriate allocation methods. In all other respects, expenses are charged to each Portfolio as incurred on a specific identification basis. Interest earned on cash balances held at the custodian are shown as custody credits on the Statement of Operations. For the Seasons Managed Allocation Portfolios, the expenses included in the accompanying financial statements reflect the expenses of the Seasons Managed Allocation Portfolios and do not include indirect expenses borne by each underlying Portfolio in connection with its investment in the underlying Portfolio.

Dividends from net investment income and capital gain distributions, if any, are paid annually.

The Portfolios record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined and presented in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income (loss), net realized gain (loss), and net assets are not affected by these reclassifications.

The Trust intends for each Portfolio to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provision is required. Each Portfolio is considered a separate entity for tax purposes.

The Portfolios file U.S. federal and certain state income tax returns. With few exceptions, the Portfolios are no longer subject to U.S. federal and state tax examinations by tax authorities for tax returns ending before 2007.

Repurchase Agreements: The Portfolios, along with other affiliated registered investment companies, pursuant to procedures adopted by the board and applicable guidance from the Securities and Exchange Commission ("SEC") guidance, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. For repurchase agreements and joint repurchase agreements, the Trust's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a marked-to-market basis plus accrued interest, to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

As of March 31, 2011, the following portfolios held an undivided interest in the joint repurchase agreement with Bank of America:

Portfolio	Percentage Interest	Principal Amount
Multi-Managed Growth	0.79%	$2,095,000
Multi-Managed Moderate Growth	1.29	3,405,000
Multi-Managed Income/Equity	2.09	5,525,000
Multi-Managed Income	2.77	7,350,000
Large Cap Value	0.32	835,000
Mid Cap Growth	0.10	275,000
Diversified Fixed Income	0.94	2,490,000
Real Return	3.20	8,485,000

As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

Bank of America, dated March 31, 2011, bearing interest at a rate of 0.06% per annum, with a principal amount of $264,970,000, a repurchase price of $264,970,442, and a maturity date of April 1, 2011. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Notes	1.00%	12/31/11	$200,000,000	$201,590,988
U.S. Treasury Notes	2.13%	12/31/15	68,375,000	68,640,083

As of March 31, 2011, the following portfolios held an undivided interest in the joint repurchase agreement with State Street Bank & Trust Co.:

Portfolio	Percentage Ownership	Principal Amount
Large Cap Growth	0.33%	$315,000
Large Cap Value	0.31	290,000
Mid Cap Growth	0.57	542,000
Mid Cap Value	0.54	514,000
Small Cap	2.19	2,074,000
Diversified Fixed Income	5.04	4,786,000
Focused Growth	4.24	4,026,000

As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

State Street Bank & Trust Co., dated March 31, 2011, bearing interest at a rate of 0.01% per annum, with a principal amount of $94,912,000, a repurchase price of $94,912,026, and a maturity date of April 1, 2011. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Bills	0.05%	04/21/11	$96,815,000	$96,812,289

As of March 31, 2011, the following portfolios held an undivided interest in the joint repurchase agreement with UBS Securities LLC:

Portfolio	Percentage Interest	Principal Amount
Multi-Managed Growth	0.79%	$515,000
Multi-Managed Moderate Growth	1.29	840,000
Multi-Managed Income/Equity	2.09	1,360,000
Multi-Managed Income	2.77	1,805,000
Large Cap Value	0.32	210,000
Mid Cap Growth	0.11	70,000
Diversified Fixed Income	0.94	615,000
Real Return	3.20	2,085,000

As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

UBS Securities LLC, dated March 31, 2011, bearing interest at a rate of 0.10% per annum, with a principal amount of $65,085,000, a repurchase price of $65,085,181, and a maturity date of April 1, 2011. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Notes	3.25%	12/31/16	$33,000,000	$34,509,300
U.S. Treasury Bonds	8.13%	08/15/21	22,472,000	31,766,997

Stripped Mortgage-Backed Securities:  Stripped Mortgage-Backed Securities ("SMBS") are derivative of multiple-class mortgage-backed securities. SMBS are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBSs have greater market volatility than other types of U.S. government securities in which a Portfolio invests. A common type of SMBS has one class receiving some of the interest and all or most of the principal (the "principal only" class) from the mortgage pool, while the other class will receive all or most of the interest (the "interest only" class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Portfolio's yield.

Mortgage-Backed Dollar Rolls:  During the year ended March 31, 2011, the Multi-Managed Growth, Multi-Managed Moderate Growth, Multi-Managed Income/Equity, Multi-Managed Income, Asset Allocation: Diversified Growth, and Diversified Fixed Income Portfolios entered into dollar rolls using "to be announced" ("TBA") mortgage-backed securities ("TBA Rolls"). The Trust accounts for the TBA Rolls as purchase/sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the date into which the transaction is entered. The Multi-Managed Growth, Multi-Managed Moderate Growth, Multi-Managed Income/Equity, Multi-Managed Income and Asset Allocation: Diversified Growth Portfolios had TBA Rolls outstanding at year end, which are included in receivable for investments sold and payable for investments purchased in the Statements of Assets and Liabilities.

Dollar roll transactions involve the risk that the market value of the securities held by the Portfolio may decline below the price of the securities that the Portfolio has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files bankruptcy or becomes insolvent, the Portfolio's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. The return earned by the Portfolio with the proceeds of the dollar roll transaction may not exceed the transaction costs. For the year ended March 31, 2011, the Multi-Managed Growth, Multi-Managed Moderate Growth, Multi-Managed Income/Equity, Multi-Managed Income, Asset Allocation: Diversified Growth and Diversified Fixed Income Portfolios had realized gains (losses) from mortgage-backed dollar rolls of $3,815, $117,848, $(82,027), $(139,215), $93,789 and $1,803,945 respectively.

Short Sales: Certain Portfolios may engage in "short sales against the box". A short sale is against the box to the extent that the Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. In addition, certain Portfolios may sell a security it does not own in anticipation of a decline in the market value of that security ("short sales"). To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Portfolio may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will maintain daily a segregated account, containing cash or liquid securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. The Portfolio bears the risk of potential inability of the broker to meet their obligation to perform.

4.  Federal Income Taxes: The following details the tax basis of distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statements of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales, post October losses, investments in passive foreign investment companies, foreign taxes payable, basis adjustments on investments involved in mergers, investments in partnerships, treatment of defaulted securities and derivative transactions.

	Distributable Earnings			Tax Distributions
	For the year ended March 31, 2011
Portfolio	Ordinary Income	Long-term Gains/ Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Ordinary Income	Long-Term Capital Gains	Return of Capital
Multi-Managed Growth	$531,443	$(7,186,421)	$12,818,248	$515,766	$—	$—
Multi-Managed Moderate Growth	2,170,681	4,992,623	18,374,897	2,563,539	—	—
Multi-Managed Income/Equity	3,120,013	1,329,818	9,290,435	3,631,228	—	—
Multi-Managed Income	3,256,992	2,001,911	5,019,552	2,749,247	—	—
Asset Allocation: Diversified Growth	3,663,593	(36,999,713)	22,274,539	6,329,161	—	—
Stock	—	(14,749,961)	45,511,493	—	—	—

	Distributable Earnings			Tax Distributions
	For the year ended March 31, 2011
Portfolio	Ordinary Income	Long-term Gains/ Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Ordinary Income	Long-Term Capital Gains	Return of Capital
Large Cap Growth	$625,741	$(7,806,153)	$57,837,583	$282,296	$—	$—
Large Cap Value	3,784,693	(39,739,277)	20,806,697	4,876,607	—	—
Mid Cap Growth	—	(4,248,182)	22,764,470	—	—	—
Mid Cap Value	802,950	(32,756,044)	26,652,110	816,223	—	—
Small Cap	—	(26,590,257)	40,456,209	—	—	—
International Equity	3,659,877	(96,559,267)	26,316,903	4,377,529	—	—
Diversified Fixed Income	14,138,667	3,520,899	10,056,417	11,215,290	—	—
Real Return	—	(8,381,535)	9,935,549	2,252,006	—	—
Cash Management	—	(1,131,690)	(6,493)	—	—	—
Focus Growth	—	6,860,391	36,137,285	—	—	—
Focus Value	989,842	(35,013,943)	17,610,337	1,573,475	—	—
Allocation Growth	985,718	(21,852,326)	(3,097,678)	1,327,649	—	—
Allocation Moderate Growth	6,723,716	(38,017,021)	31,085,969	8,983,374	—	—
Allocation Moderate	3,580,973	(16,824,372)	11,892,431	5,057,072	—	—
Allocation Balanced	3,084,736	(6,550,341)	15,713,038	4,082,234	—	—

*  Unrealized appreciation (depreciation) includes amounts for derivatives and other assets and liabilities denominated in foreign currency.

	Tax Distributions
	For the year ended March 31, 2010
	Ordinary Income	Long-Term Capital Gains	Return of Capital
Multi-Managed Growth	$1,519,633	$—	$—
Multi-Managed Moderate Growth	5,376,962	—	—
Multi-Managed Income/Equity	7,091,307	767,468	—
Multi-Managed Income	5,357,203	134,964	—
Asset Allocation: Diversified Growth	1,393,657	—	—
Stock	168,739	—	—
Large Cap Growth	—	—	—
Large Cap Value	7,282,457	—	—
Mid Cap Growth	—	—	—
Mid Cap Value	1,830,168	—	—
Small Cap	4,613	—	—
International Equity	4,495,051	—	—
Diversified Fixed Income	11,519,222	—	—
Real Return	8,268,713	—	—
Cash Management	2,118,794	—	28,530
Focus Growth	—	—	—
Focus Value	1,685,520	—	—
Allocation Growth	4,520,444	—	—
Allocation Moderate Growth	16,201,055	577,175	—
Allocation Moderate	8,356,695	659,559	—
Allocation Balanced	5,343,231	1,582,629	—

As of March 31, 2011, for Federal income tax purposes, the Portfolios indicated below have capital loss carryforwards, which expire in the year indicated, which are available to offset future capital gains, if any:

Fund	2012	2013	2014	2015	2016	2017	2018	2019
Multi-Managed Growth	$1,872,424	$—	$—	$—	$221,445	$5,092,552	$—	$—
Multi-Managed Moderate Growth	—	—	—	—	—	—	—	—
Multi-Managed Income/Equity	—	—	—	—	—	—	—	—
Multi-Managed Income	—	—	—	—	—	—	—	—
Asset Allocation: Diversified Growth	—	—	—	—	—	12,785,059	24,214,654	—
Stock	—	—	—	—	—	—	14,749,961	—
Large Cap Growth	—	—	—	—	—	—	7,806,153	—
Large Cap Value	—	—	—	—	—	1,115,333	38,623,944	—

Fund	2012	2013	2014	2015	2016	2017	2018	2019
Mid Cap Growth	$—	$—	$—	$—	$—	$—	$4,248,182	$—
Mid Cap Value	—	—	—	—	—	—	32,756,044	—
Small Cap	—	—	—	—	—	25,619,930	970,327	—
International Equity	—	—	—	—	—	36,288,761	60,270,506	—
Diversified Fixed Income	—	—	—	—	—	—	—	—
Real Return	—	—	—	—	—	1,727,605	6,122,502	531,428
Cash Management	—	—	—	—	160,999	960,064	10,607	20
Focus Growth*	—	—	—	—	—	2,777,351	—	—
Focus Value	—	—	—	—	—	8,413,589	26,600,354	—
Allocation Growth	—	—	—	—	—	1,037,877	9,582,828	11,231,621
Allocation Moderate Growth	—	—	—	—	—	—	20,361,890	17,655,131
Allocation Moderate	—	—	—	—	—	—	9,897,644	6,926,728
Allocation Balanced	—	—	—	—	—	—	4,484,347	2,065,994

*  Certain capital loss carryforward amounts may be subject to limitations on their use pursuant to applicable U.S. Federal Income Tax Law.

The Portfolio's indicated below, utilized capital loss carryforwards, which offset net taxable gains realized in the year ended March 31, 2011

Portfolio	Capital Loss Carryforward Utilized	Capital Loss Carryforward Expired
Multi-Managed Growth	$8,723,507	$834,466
Multi-Managed Moderate Growth	10,056,670	—
Multi-Managed Income/Equity	6,326,244	—
Multi-Managed Income	2,706,757	—
Asset Allocation: Diversified Growth	9,738,404	—
Stock	18,147,029	—
Large Cap Growth	13,945,914	—
Large Cap Value	6,878,513	—
Mid Cap Growth	11,394,881	—
Mid Cap Value	15,715,911	—
Small Cap	14,818,223	—
International Equity	12,156,345	—
Diversified Fixed Income	2,642,649	—
Real Return	—	—
Cash Management	—	—
Focus Growth	27,546,233	—
Focus Value	6,025,991	—
Allocation Growth	—	—
Allocation Moderate Growth	—	—
Allocation Moderate	—	—
Allocation Balanced	—	—

Under the current law, losses realized after October 31 and prior to the Portfolio's fiscal year end may be deferred as occurring on the first day of the following year. For the fiscal year ended March 31, 2011, the Portfolios elected to defer losses as follows:

Portfolio	Deferred Post- October Capital Loss	Deferred Post- October Currency Loss	Deferred Post- October PFIC Loss
Multi-Managed Growth	$—	$—	$—
Multi-Managed Moderate Growth	—	—	—
Multi-Managed Income/Equity	—	—	—
Multi-Managed Income	—	—	—
Asset Allocation: Diversified Growth	—	111,971	—
Stock	—	—	—
Large Cap Growth	—	—	—
Large Cap Value	—	309	—
Mid Cap Growth	—	20,855	—
Mid Cap Value	—	—	—
Small Cap	—	—	—

Portfolio	Deferred Post- October Capital Loss	Deferred Post- October Currency Loss	Deferred Post- October PFIC Loss
International Equity	$—	$219,633	$114,613
Diversified Fixed Income	—	—	—
Real Return	—	3,399,644	—
Cash Management	1,102,625	—	—
Focus Growth	1,792,155	—	—
Focus Value	—	609	—
Allocation Growth	729,943	—	—
Allocation Moderate Growth	2,096,026	—	—
Allocation Moderate	21,670	—	—
Allocation Balanced	58,406	—	—

The amounts of aggregate unrealized gain (loss) and the cost of investment securities for Federal tax purposes, including short-term securities and repurchase agreements, were as follows:

Portfolio	Aggregate Unrealized Gain	Aggregate Unrealized Loss	Net Unrealized Gain/(Loss)	Cost of Investments
Multi-Managed Growth	$14,215,795	$(1,397,417)	$12,818,378	$78,898,837
Multi-Managed Moderate Growth	20,775,810	(2,397,986)	18,377,824	159,584,407
Multi-Managed Income/Equity	11,005,021	(1,710,252)	9,294,769	129,400,340
Multi-Managed Income	6,206,588	(1,181,654)	5,024,934	118,769,917
Asset Allocation: Diversified Growth	31,007,263	(8,679,408)	22,327,855	191,824,759
Stock	45,933,718	(422,267)	45,511,451	123,660,335
Large Cap Growth	61,481,437	(3,645,792)	57,835,645	247,001,166
Large Cap Value	48,078,668	(27,271,971)	20,806,697	306,785,090
Mid Cap Growth	26,092,504	(3,327,966)	22,764,538	80,915,024
Mid Cap Value	29,505,095	(2,852,985)	26,652,110	150,457,428
Small Cap	45,913,176	(5,456,967)	40,456,209	162,655,714
International Equity	44,012,083	(17,651,252)	26,360,831	308,052,404
Diversified Fixed Income	13,046,109	(2,991,361)	10,054,748	413,815,510
Real Return	10,205,776	(303,525)	9,902,251	234,356,077
Cash Management	3,387	(9,880)	(6,493)	75,544,235
Focus Growth	36,189,213	(51,928)	36,137,285	127,740,336
Focus Value	18,270,141	(659,804)	17,610,337	72,559,545
Allocation Growth	15,129,714	(18,227,392)	(3,097,678)	140,326,276
Allocation Moderate Growth	66,119,451	(35,033,482)	31,085,969	636,584,363
Allocation Moderate	33,787,052	(21,894,621)	11,892,431	316,543,811
Allocation Balanced	26,647,683	(10,934,645)	15,713,038	226,847,753

For the period ended March 31, 2011, the reclassifications arising from book/tax differences resulted in increases (decreases) that were primarily due to net investment losses, treatment of foreign currency, swaps, capital gain tax reclass, merger adjustments, principal paydown adjustments, investments in partnerships and investments in passive foreign investment companies, to the components of net assets as follows:

Portfolio	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Undistributed Net Realized Gain (Loss)	Capital Paid-in
Multi-Managed Growth	$36,855	$797,611	$(834,466)
Multi-Managed Moderate Growth	237,596	(237,596)	—
Multi-Managed Income/Equity	309,310	(309,310)	—
Multi-Managed Income	340,296	(340,296)	—
Asset Allocation: Diversified Growth	499,516	(553,554)	54,038
Stock	634,192	(3,522)	(630,670)
Large Cap Growth	6,560	(7,248,109)	7,241,549
Large Cap Value	3,126	(3,126)	—
Mid Cap Growth	400,272	87,213	(487,485)
Mid Cap Value	(151)	151	—
Small Cap	402,298	64,614	(466,912)
International Equity	424,773	(424,773)	—
Diversified Fixed Income	518,425	(518,425)	—

Portfolio	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Undistributed Net Realized Gain (Loss)	Capital Paid-in
Real Return	$(4,590,832)	$7,108,914	$(2,518,082)
Cash Management	378,463	131,476	(509,939)
Focus Growth	200,206	(20,539,918)	20,339,712
Focus Value	(401)	401	—
Allocation Growth	—	—	—
Allocation Moderate Growth	—	—	—
Allocation Moderate	—	—	—
Allocation Balanced	—	—	—

5.  Investment Advisory and Management Agreement, and Service Agreement (12b-1 Plan): SAAMCo serves as investment adviser for all of the Portfolios of the Trust. The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo to handle the Trust's day-to-day affairs, to provide investment advisory services, office space, and other facilities for the management of the affairs of the Trust, and to pay the compensation of certain officers of the Trust who are affiliated persons of SAAMCo. Pursuant to the Agreement entered into between the Adviser and the Trust, each Portfolio pays the Adviser a fee equal to the following percentage of average daily net assets:

Portfolio	Assets	Management Fees
Multi-Managed Growth	0-$250 million	0.89%
	> $250 million	0.84%
	> $500 million	0.79%
Multi-Managed Moderate Growth	0-$250 million	0.85%
	> $250 million	0.80%
	> $500 million	0.75%
Multi-Managed Income/Equity	0-$250 million	0.81%
	> $250 million	0.76%
	> $500 million	0.71%
Multi-Managed Income	0-$250 million	0.77%
	> $250 million	0.72%
	> $500 million	0.67%
Asset Allocation: Diversified Growth(1)	0-$250 million	0.85%
	> $250 million	0.80%
	> $500 million	0.75%
Stock	0-$250 million	0.85%
	> $250 million	0.80%
	> $500 million	0.75%
Large Cap Growth, Large Cap Value	0-$250 million	0.80%
	> $250 million	0.75%
	> $500 million	0.70%
Mid Cap Growth, Mid Cap Value, Small Cap	0-$250 million	0.85%
	> $250 million	0.80%
	> $500 million	0.75%
International Equity	0-$250 million	0.95%
	> $250 million	0.90%
	> $500 million	0.85%
Diversified Fixed Income	0-$200 million	0.70%
	> $200 million	0.65%
	> $400 million	0.60%
Real Return	0-$500 million	0.60%
	> $500 million	0.55%
Cash Management(2)	0-$100 million	0.475%
	> $100 million	0.45%
	> $500 million	0.425%
	> $1 billion	0.40%

Portfolio	Assets	Management Fees
Focus Growth	0-$250 million	1.00%
	> $250 million	0.95%
	> $500 million	0.90%
Focus Value	0-$250 million	1.00%
	> $250 million	0.95%
	> $500 million	0.90%
Allocation Growth,Allocation Moderate Growth, Allocation Moderate,Allocation Balanced	> 0	0.10%

(1) The Adviser voluntarily agreed, until further notice, to waive 0.10% of investment advisory fees for the Asset Allocation: Diversified Growth Portfolio. For the year ending March 31, 2011, the amount of advisory fees waived was $216,827.

(2) The Adviser shall be paid a composite fee based on the aggregate assets it manages for both Seasons Series Trust and SunAmerica Series Trust Cash Management Portfolios.

The Agreement authorizes SAAMCo to retain one or more subadvisers to make the investment decisions for the Portfolios, and to place the purchase and sale orders for portfolio transactions. The organizations described below act as Subadvisers (with the exception of SAAMCo, which acts as Adviser,) to the Trust and certain of its Portfolios pursuant to Subadvisory Agreements with SAAMCo. Each of the Subadvisers is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo, which pays the Subadvisers' fees. All subadvisory fees are payable by the Adviser to the respective Subadviser and do not increase Portfolio expenses. Portfolio management is allocated among the following Managers:

Portfolio	Subadviser
Multi-Managed Growth	Janus
Lord Abbett
PineBridge
SAAMCo
WMC
Multi-Managed Moderate Growth	Janus
Lord Abbett
PineBridge
SAAMCo
WMC
Multi-Managed Income/Equity	Janus
Lord Abbett
PineBridge
WMC
Multi-Managed Income	Janus
Lord Abbett
PineBridge
WMC
Asset Allocation: Diversified Growth	Putnam Investment Management, LLC
Stock	T. Rowe Price Associates, Inc. ("T. Rowe Price")
Large Cap Growth	Goldman Sachs Asset Management, L.P.
Janus
SAAMCo
Large Cap Value	SAAMCo
T. Rowe Price
WMC
Mid Cap Growth	SAAMCo
T. Rowe Price
WMC

Portfolio	Subadviser
Mid Cap Value	Goldman Sachs Asset Management, L.P.
Lord Abbett
SAAMCo
Small Cap	ClearBridge Advisors, LLC ("ClearBridge")
SAAMCo
International Equity	Janus
Lord Abbett
PineBridge
Diversified Fixed Income	PineBridge
SAAMCo
WMC
Real Return	WMC
Cash Management	BofA Advisors, LLC
Focus Growth	Janus
SAAMCo
Marsico Capital Management, LLC ("Marsico")
Focus Value	Northern Trust Investments, N.A.
Third Avenue Management, LLC
J.P. Morgan Investment Management, Inc.
Allocation Growth	Ibbotson Associates Advisors, LLC
Allocation Moderate Growth	Ibbotson Associates Advisors, LLC
Allocation Moderate	Ibbotson Associates Advisors, LLC
Allocation Balanced	Ibbotson Associates Advisors, LLC

The Adviser has voluntarily agreed to waive fees or reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentages of each of the Portfolios' average net assets (Annual operating expenses shall not include extraordinary expenses, as determined under generally accepted accounting principals, or acquired fund fees and expenses.):

Portfolio	Class 1	Class 2	Class 3
Small Cap	1.15%	1.30%	1.40%
International Equity	1.30	1.45	1.55
Focus Growth	1.30	1.45	1.55
Focus Value	N/A	1.45	1.55
Allocation Balanced	N/A	N/A	0.35

The Adviser also may voluntarily waive fees or reimburse additional amounts to increase the investment return to a Portfolio's investors. The Adviser may terminate all such waivers and/or reimbursements at any time. Further, any waivers or reimbursements made by the Adviser with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years of making such waivers and reimbursements, provided that the Portfolio is able to effect such payments to the Adviser and remain in compliance with the foregoing expense limitations. As of March 31, 2011, none of the Portfolio's listed above were subject to reimbursement. In addition, none of the Portfolio's had balances subject to recoupment.

Class 2 and Class 3 shares of each Portfolio, excluding the Seasons Managed Allocation Portfolios, are subject to Rule 12b-1 plans that provides for service fees payable at the annual rate of 0.15% and 0.25%, respectively of the average daily net assets of Class 2 and Class 3 shares. The service fees were used to compensate the Life Companies for costs associated with the servicing of Class 2 and Class 3 shares, including the cost of reimbursing the Life Companies for expenditures made to financial intermediaries for providing services to contract holders who are the indirect beneficial owners of the Portfolios' Class 2 and Class 3 shares. Accordingly, for the year ended March 31, 2011, service fees were paid (see Statement of Operations) based on the aforementioned rates.

On October 22, 2010, the Multi-Managed Growth, Multi-Managed Moderate Growth, Multi-Managed Income/Equity, Multi-Managed Income, Large Cap Growth and International Equity Portfolio's purchased 101,200, 136,200, 67,000, 25,800, 286,400 and 354,370 shares, respectively, of AIA Group, Ltd.. The Portfolio's are prohibited from acquiring shares issued by AIA Group, Ltd., which is an affiliate of SunAmerica. On October 27, 2010, 101,200, 136,200, 67,000, 25,800, 286,400 and 354,370 shares, respectively, were cancelled resulting in no gain or loss to the Portfolios.

On September 22, 2008, American International Group, Inc. ("AIG"), the ultimate parent of SAAMCo., entered into a revolving credit facility ("FRBNY Credit Facility") with the Federal Reserve Bank of New York ("NY Fed"). In connection with the FRBNY Credit Facility, on March 4, 2009, AIG issued its Series C Perpetual, Convertible, Participating Preferred

Stock (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"). The Series C Preferred Stock was entitled to approximately 77.8% of the voting power of AIG's outstanding stock.

On January 14, 2011, AIG completed a series of previously announced integrated transactions (the "Recapitalization") to recapitalize AIG. In the Recapitalization, AIG repaid the NY Fed approximately $21 billion in cash, representing all amounts owing under the FRBNY Credit Facility and the facility was terminated. Also as part of the Recapitalization, (i) the Series C Preferred Stock was exchanged for shares of AIG Common Stock, which was then transferred to the U.S. Department of the Treasury, and the Trust, which had previously held all shares of the Series C Preferred Stock, was terminated, and, (ii) AIG's Series E Preferred Shares and Series F Preferred Shares were exchanged for shares of AIG Common Stock and a new Series G Preferred Shares (which functions as a $2 billion commitment to provide funding that AIG will have the discretion and option to use). As a result of the Recapitalization, the United States Treasury held a majority of outstanding shares of AIG Common Stock.

6.  Expense Reductions:  Through expense offset arrangements resulting from broker commission recapture, a portion of the Trust's expenses have been reduced. For the year ended March 31, 2011, the amount of expense reductions received by each Portfolio, used to offset the Portfolio's non-affiliated expenses, were as follows:

Portfolio	Total Expense Reductions
Multi-Managed Growth	$4,801
Multi-Managed Moderate Growth	7,728
Multi-Managed Income/Equity	1,000
Multi-Managed Income	281
Asset Allocation: Diversified Growth	18,708
Stock	2,905
Large Cap Growth	5,918
Large Cap Value	2,304
Mid-Cap Growth	1,746
Mid-Cap Value	15,429
Small Cap	13,376
International Equity	2,476
Focus Growth	7,462
Focus Value	8,581

7.  Purchases and Sales of Securities: The cost of purchases and proceeds from sales and maturities of long-term investments during the year ended March 31, 2011 were as follows:

Portfolio	Purchases of portfolio securities (excluding U.S. government securities)	Sales of portfolio securities (excluding U.S. government securities)	Purchases of U.S. government securities	Sales of U.S. government securities
Multi-Managed Growth	$64,138,238	$79,890,072	$11,645,856	$12,190,182
Multi-Managed Moderate Growth	111,986,372	147,957,476	37,341,274	35,808,710
Multi-Managed Income/Equity	53,028,438	73,934,422	32,790,367	35,740,916
Multi-Managed Income	40,795,795	53,192,280	38,999,597	43,736,743
Asset Allocation: Diversified Growth	141,793,778	169,629,536	29,734,057	33,976,770
Stock	64,584,177	112,426,255	—	—
Large Cap Growth(1)	78,382,569	117,192,535	—	—
Large Cap Value	128,230,474	160,855,825	—	—
Mid Cap Growth	61,376,257	81,155,614	—	—
Mid Cap Value	110,256,779	109,368,580	—	—
Small Cap	175,536,471	198,155,683	—	—
International Equity	240,248,302	243,323,496	—	—
Diversified Fixed Income	226,781,406	197,237,660	366,005,110	298,386,522
Real Return	68,587,257	38,283,431	91,327,757	36,093,294
Cash Management	—	—	—	—
Focus Growth(2)	227,027,444	294,475,189	—	—

(1) Excludes purchases of $16,406,422 and sales of $17,231,674 due to a fund merger; see Note 2.

(2) Excludes purchases of $51,797,455 and sales of $51,342,165 due to a fund merger; see Note 2.

Portfolio	Purchases of portfolio securities (excluding U.S. government securities)	Sales of portfolio securities (excluding U.S. government securities)	Purchases of U.S. government securities	Sales of U.S. government securities
Focus Value	$37,571,724	$47,262,954	$—	$—
Allocation Growth	29,159,060	45,661,711	—	—
Allocation Moderate Growth	119,236,892	98,124,129	—	—
Allocation Moderate	68,560,589	36,957,966	—	—
Allocation Balanced	61,307,634	21,130,655	—	—

8.  Capital Share Transactions: Transactions in capital shares of each class of each Portfolio were as follows:

	Multi-Managed Growth Portfolio
	Class 1				Class 2
	For the year ended March 31, 2011		For the year ended March 31, 2010		For the year ended March 31, 2011		For the year ended March 31, 2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	33,374	$504,314	39,529	$528,364	158,989	$2,346,359	216,404	$2,752,857
Reinvested dividends	7,509	116,154	21,167	289,736	12,861	198,680	46,382	633,959
Shares redeemed	(228,412)	(3,382,782)	(391,241)	(5,072,478)	(772,965)	(11,269,767)	(899,716)	(11,674,897)
Net increase (decrease)	(187,529)	$(2,762,314)	(330,545)	$(4,254,378)	(601,115)	$(8,724,728)	(636,930)	$(8,288,081)
	Multi-Managed Growth Portfolio
	Class 3
	For the year ended March 31, 2011		For the year ended March 31, 2010
Shares	Amount	Shares	Amount
Shares sold	254,974	$3,848,867	445,274	$5,928,648
Reinvested dividends	13,025	200,932	43,646	595,938
Shares redeemed	(585,200)	(8,358,429)	(705,166)	(9,150,888)
Net increase (decrease)	(317,201)	$(4,308,630)	(216,246)	$(2,626,302)
	Multi-Managed Moderate Growth Portfolio
	Class 1				Class 2
	For the year ended March 31, 2011		For the year ended March 31, 2010		For the year ended March 31, 2011		For the year ended March 31, 2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	63,994	$877,345	91,551	$1,148,779	558,207	$7,562,214	848,035	$10,234,397
Reinvested dividends	23,206	323,752	51,044	647,296	89,546	1,247,058	222,762	2,819,265
Shares redeemed	(347,669)	(4,671,280)	(456,824)	(5,580,231)	(2,436,170)	(32,573,710)	(2,079,885)	(25,319,055)
Net increase (decrease)	(260,469)	$(3,470,183)	(314,229)	$(3,784,156)	(1,788,417)	$(23,764,438)	(1,009,088)	$(12,265,393)
	Multi-Managed Moderate Growth Portfolio
	Class 3
	For the year ended March 31, 2011		For the year ended March 31, 2010
	Shares	Amount	Shares	Amount
Shares sold	516,085	$7,041,047	486,611	$5,957,659
Reinvested dividends	71,379	992,729	151,096	1,910,401
Shares redeemed	(1,033,180)	(13,909,797)	(942,913)	(11,652,146)
Net increase (decrease)	(445,716)	$(5,876,021)	(305,206)	$(3,784,086)

	Multi-Managed Income/Equity Portfolio
	Class 1				Class 2
	For the year ended March 31, 2011		For the year ended March 31, 2010		For the year ended March 31, 2011		For the year ended March 31, 2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	76,530	$944,537	147,445	$1,719,750	519,817	$6,390,587	991,593	$11,063,365
Reinvested dividends	37,218	456,139	86,184	998,189	161,183	1,971,958	384,702	4,447,058
Shares redeemed	(360,891)	(4,408,469)	(444,381)	(5,116,494)	(1,703,701)	(20,722,814)	(1,979,624)	(22,554,589)
Net increase (decrease)	(247,143)	$(3,007,793)	(210,752)	$(2,398,555)	(1,022,701)	$(12,360,269)	(603,329)	$(7,044,166)
	Multi-Managed Income/Equity Portfolio
	Class 3
	For the year ended March 31, 2011		For the year ended March 31, 2010
Shares	Amount	Shares	Amount
Shares sold	463,053	$5,678,508	615,709	$7,029,655
Reinvested dividends	98,483	1,203,131	209,029	2,413,528
Shares redeemed	(885,955)	(10,778,347)	(682,985)	(7,885,451)
Net increase (decrease)	(324,419)	$(3,896,708)	141,753	$1,557,732
	Multi-Managed Income Portfolio
	Class 1				Class 2
	For the year ended March 31, 2011		For the year ended March 31, 2010		For the year ended March 31, 2011		For the year ended March 31, 2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	102,344	$1,265,956	207,195	$2,452,540	1,006,320	$12,419,197	991,745	$11,651,279
Reinvested dividends	31,812	390,800	65,388	769,381	121,503	1,489,883	263,112	3,090,085
Shares redeemed	(290,666)	(3,610,020)	(255,672)	(2,979,948)	(1,856,797)	(23,024,721)	(1,360,462)	(15,814,625)
Net increase (decrease)	(156,510)	$(1,953,264)	16,911	$241,973	(728,974)	$(9,115,641)	(105,605)	$(1,073,261)
	Multi-Managed Income Portfolio
	Class 3
	For the year ended March 31, 2011		For the year ended March 31, 2010
Shares	Amount	Shares	Amount
Shares sold	910,389	$11,217,617	615,811	$7,279,771
Reinvested dividends	70,925	868,564	139,161	1,632,701
Shares redeemed	(1,018,349)	(12,584,365)	(617,652)	(7,187,462)
Net increase (decrease)	(37,035)	$(498,184)	137,320	$1,725,010
	Asset Allocation: Diversified Growth Portfolio
	Class 1				Class 2
	For the year ended March 31, 2011		For the year ended March 31, 2010		For the year ended March 31, 2011		For the year ended March 31, 2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	110,070	$975,495	182,204	$1,522,249	1,140,232	$10,239,544	1,471,998	$11,455,211
Reinvested dividends	92,134	879,668	27,934	241,447	326,810	3,117,824	85,685	739,959
Shares redeemed	(844,796)	(7,856,606)	(1,186,309)	(9,631,625)	(4,511,032)	(41,740,555)	(4,779,207)	(38,530,955)
Net increase (decrease)	(642,592)	$(6,001,443)	(976,171)	$(7,867,929)	(3,043,990)	$(28,383,187)	(3,221,524)	$(26,335,785)

	Asset Allocation: Diversified Growth Portfolio
	Class 3
	For the year ended March 31, 2011		For the year ended March 31, 2010
	Shares	Amount	Shares	Amount
Shares sold	1,142,984	$10,506,151	1,146,774	$9,319,983
Reinvested dividends	244,732	2,331,669	47,786	412,251
Shares redeemed	(2,396,045)	(22,153,369)	(2,302,022)	(18,807,146)
Net increase (decrease)	(1,008,329)	$(9,315,549)	(1,107,462)	$(9,074,912)
	Stock Portfolio
	Class 1				Class 2
	For the year ended March 31, 2011		For the year ended March 31, 2010		For the year ended March 31, 2011		For the year ended March 31, 2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	61,714	$795,032	113,026	$1,291,200	591,527	$7,695,449	857,763	$9,245,799
Reinvested dividends	—	—	5,413	67,386	—	—	8,055	99,580
Shares redeemed	(520,492)	(7,211,184)	(718,101)	(8,315,854)	(2,626,462)	(35,876,707)	(2,790,227)	(31,951,359)
Net increase (decrease)	(458,778)	$(6,416,152)	(599,662)	$(6,957,268)	(2,034,935)	$(28,181,258)	(1,924,409)	$(22,605,980)
	Stock Portfolio
	Class 3
	For the year ended March 31, 2011		For the year ended March 31, 2010
	Shares	Amount	Shares	Amount
Shares sold	599,483	$8,069,458	708,566	$7,965,960
Reinvested dividends	—	—	144	1,773
Shares redeemed	(1,468,472)	(20,023,770)	(1,415,785)	(16,420,582)
Net increase (decrease)	(868,989)	$(11,954,312)	(707,075)	$(8,452,849)
	Large Cap Growth Portfolio
	Class 1				Class 2
	For the year ended March 31, 2011		For the year ended March 31, 2010		For the year ended March 31, 2011		For the year ended March 31, 2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	139,455	$1,266,456	110,008	$831,947	1,687,556	$15,041,854	986,440	$7,698,728
Shares issued in merger†	109,114	977,304	—	—	1,359,801	12,019,837	—	—
Reinvested dividends	1,505	14,551	—	—	9,357	89,245	—	—
Shares redeemed	(230,288)	(2,072,742)	(215,654)	(1,768,274)	(2,944,934)	(26,362,665)	(1,704,138)	(13,340,852)
Net increase (decrease)	19,786	$185,569	(105,646)	$(936,327)	111,780	$788,271	(717,698)	$(5,642,124)
	Large Cap Growth Portfolio
	Class 3
	For the year ended March 31, 2011		For the year ended March 31, 2010
	Shares	Amount	Shares	Amount
Shares sold	3,613,961	$31,997,378	3,871,279	$29,133,613
Shares issued in merger†	1,032,214	9,061,268	—	—
Reinvested dividends	18,832	178,500	—	—
Shares redeemed	(4,570,750)	(40,603,831)	(3,320,893)	(26,746,999)
Net increase (decrease)	94,257	$633,315	550,386	$2,386,614

†  See Note 2

	Large Cap Value Portfolio
	Class 1				Class 2
	For the year ended March 31, 2011		For the year ended March 31, 2010		For the year ended March 31, 2011		For the year ended March 31, 2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	22,258	$237,137	18,401	$167,580	336,449	$3,541,445	410,208	$3,738,082
Reinvested dividends	9,283	100,563	16,595	159,848	74,696	808,052	131,230	1,262,309
Shares redeemed	(105,862)	(1,121,268)	(289,244)	(2,684,761)	(1,312,973)	(13,783,518)	(1,480,048)	(13,367,148)
Net increase (decrease)	(74,321)	$(783,568)	(254,248)	$(2,357,333)	(901,828)	$(9,434,021)	(938,610)	$(8,366,757)
	Large Cap Value Portfolio
	Class 3
	For the year ended March 31, 2011		For the year ended March 31, 2010
	Shares	Amount	Shares	Amount
Shares sold	2,460,004	$25,719,916	837,223	$7,837,925
Reinvested dividends	367,107	3,967,992	609,685	5,860,300
Shares redeemed	(4,480,701)	(47,399,684)	(5,564,162)	(50,538,289)
Net increase (decrease)	(1,653,590)	$(17,711,776)	(4,117,254)	$(36,840,064)
	Mid Cap Growth Portfolio
	Class 1				Class 2
	For the year ended March 31, 2011		For the year ended March 31, 2010		For the year ended March 31, 2011		For the year ended March 31, 2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	60,770	$670,870	40,934	$341,773	304,621	$3,322,256	435,031	$3,594,728
Reinvested dividends	—	—	—	—	—	—	—	—
Shares redeemed	(109,307)	(1,154,669)	(210,344)	(1,834,391)	(1,217,380)	(13,075,229)	(1,417,061)	(12,061,352)
Net increase (decrease)	(48,537)	$(483,799)	(169,410)	$(1,492,618)	(912,759)	$(9,752,973)	(982,030)	$(8,466,624)
	Mid Cap Growth Portfolio
	Class 3
	For the year ended March 31, 2011		For the year ended March 31, 2010
	Shares	Amount	Shares	Amount
Shares sold	808,716	$8,122,518	1,249,255	$9,811,560
Reinvested dividends	—	—	—	—
Shares redeemed	(1,768,023)	(18,610,942)	(882,667)	(7,515,076)
Net increase (decrease)	(959,307)	$(10,488,424)	366,588	$2,296,484
	Mid Cap Value Portfolio
	Class 1				Class 2
	For the year ended March 31, 2011		For the year ended March 31, 2010		For the year ended March 31, 2011		For the year ended March 31, 2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	29,673	$388,492	11,892	$122,323	321,937	$4,095,570	297,116	$2,882,160
Reinvested dividends	2,693	35,686	7,659	81,004	21,462	283,853	59,206	625,052
Shares redeemed	(99,014)	(1,186,951)	(205,073)	(2,101,237)	(1,001,278)	(12,567,790)	(1,216,965)	(12,102,205)
Net increase (decrease)	(66,648)	$(762,773)	(185,522)	$(1,897,910)	(657,879)	$(8,188,367)	(860,643)	$(8,594,993)

	Mid Cap Value Portfolio
	Class 3
	For the year ended March 31, 2011		For the year ended March 31, 2010
	Shares	Amount	Shares	Amount
Shares sold	2,575,899	$33,462,263	968,506	$9,054,573
Reinvested dividends	37,610	496,684	106,616	1,124,112
Shares redeemed	(1,800,738)	(21,888,767)	(1,430,821)	(14,797,174)
Net increase (decrease)	812,771	$12,070,180	(355,699)	$(4,618,489)
	Small Cap Portfolio
	Class 1				Class 2
	For the year ended March 31, 2011		For the year ended March 31, 2010		For the year ended March 31, 2011		For the year ended March 31, 2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	12,640	$112,639	39,855	$278,642	386,966	$3,303,771	712,182	$4,913,054
Reinvested dividends	—	—	630	4,613	—	—	—	—
Shares redeemed	(106,905)	(904,417)	(251,905)	(1,813,689)	(1,352,934)	(11,419,441)	(1,311,928)	(9,011,646)
Net increase (decrease)	(94,265)	$(791,778)	(211,420)	$(1,530,434)	(965,968)	$(8,115,670)	(599,746)	$(4,098,592)
	Small Cap Portfolio
	Class 3
	For the year ended March 31, 2011		For the year ended March 31, 2010
	Shares	Amount	Shares	Amount
Shares sold	2,335,612	$20,170,098	1,588,265	$11,121,205
Reinvested dividends	—	—	—	—
Shares redeemed	(4,300,347)	(35,171,680)	(3,437,193)	(23,175,074)
Net increase (decrease)	(1,964,735)	$(15,001,582)	(1,848,928)	$(12,053,869)
	International Equity Portfolio
	Class 1				Class 2
	For the year ended March 31, 2011		For the year ended March 31, 2010		For the year ended March 31, 2011		For the year ended March 31, 2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	20,145	$154,676	151,561	$1,054,145	832,562	$6,204,056	1,371,519	$9,202,492
Reinvested dividends	9,913	76,195	14,513	105,186	89,607	688,944	117,993	855,321
Shares redeemed	(221,785)	(1,667,151)	(477,685)	(3,401,586)	(2,368,826)	(17,516,306)	(3,076,546)	(20,308,993)
Net increase (decrease)	(191,727)	$(1,436,280)	(311,611)	$(2,242,255)	(1,446,657)	$(10,623,306)	(1,587,034)	$(10,251,180)
	International Equity Portfolio
	Class 3
	For the year ended March 31, 2011		For the year ended March 31, 2010
Shares	Amount	Shares	Amount
Shares sold	5,120,936	$37,859,072	2,285,461	$15,431,952
Reinvested dividends	470,658	3,612,390	488,184	3,534,544
Shares redeemed	(3,622,810)	(26,966,965)	(5,259,247)	(35,146,422)
Net increase (decrease)	1,968,784	$14,504,497	(2,485,602)	$(16,179,926)

	Diversified Fixed Income Portfolio
	Class 1				Class 2
	For the year ended March 31, 2011		For the year ended March 31, 2010		For the year ended March 31, 2011		For the year ended March 31, 2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	65,868	$758,680	242,192	$2,667,720	1,440,260	$16,622,454	1,862,415	$20,481,718
Reinvested dividends	14,487	164,526	23,009	253,427	165,971	1,881,848	243,321	2,675,216
Shares redeemed	(148,035)	(1,714,225)	(366,912)	(4,074,846)	(2,891,278)	(33,252,427)	(3,082,044)	(33,784,570)
Net increase (decrease)	(67,680)	$(791,019)	(101,711)	$(1,153,699)	(1,285,047)	$(14,748,125)	(976,308)	$(10,627,636)
	Diversified Fixed Income Portfolio
	Class 3
	For the year ended March 31, 2011		For the year ended March 31, 2010
	Shares	Amount	Shares	Amount
Shares sold	11,187,353	$130,046,954	8,144,981	$89,098,637
Reinvested dividends	811,302	9,168,916	783,037	8,590,579
Shares redeemed	(6,334,721)	(72,658,076)	(2,791,277)	(30,673,253)
Net increase (decrease)	5,663,934	$66,557,794	6,136,741	$67,015,963
	Real Return Portfolio
	Class 3
	For the year ended March 31, 2011		For the year ended March 31, 2010
	Shares	Amount	Shares	Amount
Shares sold	17,083,829	$164,274,242	4,267,924	$39,158,729
Reinvested dividends	237,112	2,252,006	891,708	8,268,713
Shares redeemed	(7,723,678)	(74,355,635)	(3,350,511)	(31,273,115)
Net increase (decrease)	9,597,263	$92,170,613	1,809,121	$16,154,327
	Cash Management Portfolio
	Class 1				Class 2
	For the year ended March 31, 2011		For the year ended March 31, 2010		For the year ended March 31, 2011		For the year ended March 31, 2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	63,716	$686,983	423,126	$4,659,698	3,209,035	$34,495,233	2,417,041	$26,412,999
Reinvested dividends	—	—	8,304	89,678	—	—	83,711	902,706
Shares redeemed	(145,048)	(1,563,588)	(849,577)	(9,320,214)	(4,626,239)	(49,737,070)	(6,670,862)	(73,063,563)
Net increase (decrease)	(81,332)	$(876,605)	(418,147)	$(4,570,838)	(1,417,204)	$(15,241,837)	(4,170,110)	$(45,747,858)
	Cash Management Portfolio
	Class 3
	For the year ended March 31, 2011		For the year ended March 31, 2010
	Shares	Amount	Shares	Amount
Shares sold	3,315,870	$35,583,608	3,971,638	$43,378,845
Reinvested dividends	—	—	107,221	1,154,940
Shares redeemed	(4,704,435)	(50,486,240)	(7,753,756)	(84,764,647)
Net increase (decrease)	(1,388,565)	$(14,902,632)	(3,674,897)	$(40,230,862)

	Focus Growth Portfolio
	Class 1				Class 2
	For the year ended March 31, 2011		For the year ended March 31, 2010		For the year ended March 31, 2011		For the year ended March 31, 2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	87,037	$820,269	22,675	$161,412	4,044,831	$34,473,360	317,901	$2,124,297
Shares issued in merger†	—	—	—	—	3,790,290	32,149,811	—	—
Reinvested dividends	—	—	—	—	—	—	—	—
Shares redeemed	(63,370)	(561,417)	(120,306)	(855,939)	(5,638,766)	(48,957,597)	(1,560,637)	(10,724,065)
Net increase (decrease)	23,667	$258,852	(97,632)	$(694,527)	2,196,355	$17,665,574	(1,242,736)	$(8,599,768)
	Focus Growth Portfolio
	Class 3
	For the year ended March 31, 2011		For the year ended March 31, 2010
	Shares	Amount	Shares	Amount
Shares sold	6,289,522	$53,326,181	879,259	$6,062,506
Shares issued in merger†	4,392,746	36,940,132	—	—
Reinvested dividends	—	—	—	—
Shares redeemed	(6,122,482)	(52,818,111)	(1,293,784)	(8,558,009)
Net increase (decrease)	4,559,786	$37,448,202	(414,526)	$(2,495,503)
	Focus Value Portfolio
	Class 2				Class 3
	For the year ended March 31, 2011		For the year ended March 31, 2010		For the year ended March 31, 2011		For the year ended March 31, 2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	133,599	$1,610,174	229,374	$2,407,820	321,696	$3,856,040	262,130	$2,751,157
Reinvested dividends	45,622	563,320	64,040	700,808	81,971	1,010,155	90,112	984,712
Shares redeemed	(845,450)	(9,983,439)	(1,120,815)	(11,561,014)	(517,349)	(6,212,741)	(695,237)	(7,295,822)
Net increase (decrease)	(666,229)	$(7,809,943)	(827,401)	$(8,452,386)	(113,682)	$(1,346,546)	(342,995)	$(3,559,953)
	Allocation Growth Portfolio
	Class 3
	For the year ended March 31, 2011		For the year ended March 31, 2010
	Shares	Amount	Shares	Amount
Shares sold	1,849,570	$16,943,021	671,071	$5,241,684
Reinvested dividends	140,715	1,327,649	544,369	4,520,444
Shares redeemed	(3,639,644)	(32,502,910)	(3,263,926)	(26,120,155)
Net increase (decrease)	(1,649,359)	$(14,232,240)	(2,048,486)	$(16,358,027)
	Allocation Moderate Growth Portfolio
	Class 3
	For the year ended March 31, 2011		For the year ended March 31, 2010
	Shares	Amount	Shares	Amount
Shares sold	10,802,739	$109,272,425	9,042,577	$78,497,173
Reinvested dividends	867,860	8,983,374	1,802,088	16,778,230
Shares redeemed	(8,841,160)	(88,154,708)	(7,703,041)	(69,487,212)
Net increase (decrease)	2,829,439	$30,101,091	3,141,624	$25,788,191

†  See Note 2

	Allocation Moderate Portfolio
	Class 3
	For the year ended March 31, 2011		For the year ended March 31, 2010
	Shares	Amount	Shares	Amount
Shares sold	8,444,552	$85,351,973	5,514,739	$48,334,743
Reinvested dividends	493,707	5,057,072	967,579	9,016,254
Shares redeemed	(5,313,907)	(53,031,923)	(5,302,313)	(47,951,144)
Net increase (decrease)	3,624,352	$37,377,122	1,180,005	$9,399,853
	Allocation Balanced Portfolio
	Class 3
	For the year ended March 31, 2011		For the year ended March 31, 2010
	Shares	Amount	Shares	Amount
Shares sold	8,408,305	$86,663,963	5,176,229	$48,883,922
Reinvested dividends	390,207	4,082,234	715,740	6,925,860
Shares redeemed	(4,436,911)	(45,911,213)	(3,528,259)	(33,318,118)
Net increase (decrease)	4,361,601	$44,834,984	2,363,710	$22,491,664

9.   Transactions with Affiliates: The following Portfolios incurred brokerage commissions with affiliated brokers during the year ended March 31, 2011:

Portfolio	Goldman Sachs & Co.	Goldman Sachs International	J.P. Morgan Clearing Corp.	J.P. Morgan Securities, Inc.	J.P Morgan Securities (Asia Pacific) LTD	M.J. Whitman, LLC	Pipeline Trading Systems LLC
Large Cap Growth	$1,745	$2,339	$18,149	$63	$—	$—	$358
Mid Cap Value	1,925	4,645	—	—	—	—	—
Focus Value	—	—	2,038	4,780	127	4,992	—

As disclosed in the Portfolio of Investments, certain Portfolios own securities issued by AIG or an affiliate thereof. During the year ended March 31, 2011, the following Portfolios recorded realized gain (loss) and income on security transactions of AIG and affiliates of AIG as follows:

Portfolio	Security	Income	Value at March 31, 2010	Cost of Purchases	Proceeds of Sales	Realized Gain/Loss	Change in Unrealized Gain (Loss)	Value at March 31, 2011
Multi-Managed Growth	AIA Group, Ltd.	$—	$—	$259,070	$259,070	$—	$—	$—
Multi-Managed Moderate Growth	AIA Group, Ltd.	—	—	348,669	348,669	—	—	—
Multi-Managed Income/ Equity	AIA Group, Ltd.	—	—	171,519	171,519	—	—	—
Multi-Managed Income	AIA Group, Ltd.	—	—	66,047	66,047	—	—	—
Large Cap Growth	AIA Group, Ltd.	—	—	733,178	733,178	—	—	—
Large Cap Value	AIG Common Stock	—	86,135	15,453	13,684	(404,439)	403,858	87,323
	AIG Warrants	—	—	23,188	21,806	(1,382)	—	—
Mid Cap Growth	AIG	—	30,214	—	32,874	7,019	(4,359)	—
Mid Cap Value	AIG	—	67,939	53,805	10,485	2,689	(6,385)	107,563
	AIG Warrants	—	—	27,234	25,603	(1,631)	—	—
International Equity	AIA Group, Ltd.	—	—	907,180	907,180	—	—	—
Allocation Growth	Various Seasons Series
	Trust Portfolios*	1,200,518	135,941,109	30,359,577	45,661,711	(10,618,417)	27,208,040	137,228,598

Portfolio	Security	Income	Value at March 31, 2010	Cost of Purchases	Proceeds of Sales	Realized Gain/Loss	Change in Unrealized Gain (Loss)	Value at March 31, 2011
Allocation Moderate Growth	Various Seasons Series
	Trust Portfolios*	$7,540,228	$571,693,857	$126,777,120	$98,124,129	$(18,175,921)	$85,499,405	$667,670,332
Allocation Moderate	Various Seasons Series
	Trust Portfolios*	3,993,692	263,642,068	72,554,282	36,957,966	(6,387,349)	35,585,207	328,436,242
Allocation Balanced	Various Seasons Series
	Trust Portfolios*	3,406,183	180,258,826	64,713,818	21,130,655	(2,544,890)	21,263,692	242,560,791

*  See Portfolio of Investments for details

The Managed Allocation Portfolios do not invest in underlying Seasons Series Trust Portfolios for the purpose of exercising management or control; however, investments by the Managed Allocation Portfolios within the set limits may represent a significant portion of an underlying Seasons Series Trust Portfolio's net assets. At March 31, 2011, each Managed Allocation Portfolio held less than 44% of the outstanding Class 3 shares of any underlying Seasons Series Trust Portfolio. In addition, the Managed Allocation Portfolios, in the aggregate, held less than 87% of the outstanding Class 3 shares of any underlying Seasons Series Trust Portfolio.

10.   Investment Concentrations: All Portfolios except the Cash Management Portfolio may invest internationally, including in "emerging market" countries. Emerging markets securities involve risks not typically associated with investing in securities of issuers in more developed markets. These investments are subject to various risk factors including market, credit, exchange rate and sovereign risk. The markets in which these securities trade can be volatile and at times illiquid. These securities may be denominated in currencies other than U.S. dollars. While investing internationally may reduce portfolio risk by increasing the diversification of portfolio investment, the value of the investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. These risks are primary risks of the International Equity Portfolio, which at March 31, 2011 had approximately 15.7% and 21.1% of its net assets invested in equity and fixed income securities of companies domiciled in Japan and the United Kingdom, respectively.

The Portfolios may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the portfolio holding securities of such issuer might not be able to recover its investment from the U.S. Government. As a result of the Multi-Managed Income/Equity, Multi-Managed Income and Diversified Fixed Income Portfolios' concentration in such investments, it may be subject to risks associated with the U.S. Government. At the end of the period, the Portfolios had 28.2%, 37.3% and 27.9%, respectively, of their total net assets invested in such securities.

11.  Lines of Credit:  The SunAmerica family of mutual funds has established a $75 million committed and $50 million uncommitted line of credit with State Street Bank and Trust Company, the Trust's custodian. Interest is currently payable at the higher of the Federal Funds Rate or London Interbank Offered Rate plus 125 basis points on the committed line and State Street Bank and Trust Company's discretionary bid rate on the uncommitted line of credit. There is also a commitment fee of 12.5 basis points per annum for the daily unused portion of the committed line of credit which is included in other expenses on the Statement of Operations. Prior to September 17, 2010 the commitment fee was 15 basis points per annum on the daily unused portion of the committed line of credit. Borrowings under the line of credit will commence when the respective Portfolio's cash shortfall exceeds $100,000. For the year ended March 31, 2011, the following Portfolios had borrowings:

Portfolio	Days Outstanding	Interest Charges	Average Debt Utilized	Weighted Average Interest
Multi-Managed Growth	16	$481	$720,112	1.51%
Multi-Managed Moderate Growth	54	1,502	665,912	1.51
Multi-Managed Income/Equity	9	119	309,853	1.53
Multi-Managed Income	12	99	200,509	1.48
Asset Allocation: Diversified Growth	4	326	1,921,514	1.55
Stock	10	155	379,398	1.47
Large Cap Value	5	115	534,742	1.54
Mid Cap Growth	18	144	195,294	1.48
Mid Cap Value	7	140	483,640	1.49
Small Cap	4	97	576,130	1.51

Portfolio	Days Outstanding	Interest Charges	Average Debt Utilized	Weighted Average Interest
International Equity	13	$414	$768,811	1.49%
Diversified Fixed Income	8	166	487,316	1.53
Real Return	5	252	1,193,116	1.54
Focus Growth	36	610	413,938	1.48
Focus Value	1	6	141,812	1.55
Allocation Growth	235	1,525	154,869	1.50
Allocation Moderate Growth	116	1,876	387,417	1.50
Allocation Moderate	61	844	331,299	1.50
Allocation Balanced	64	929	349,918	1.49

At March 31, 2011, Seasons Multi-Managed Moderate Growth Portfolio had a balance open under the line of credit of $172,140.

12.  Interfund Lending Agreement: Pursuant to exemptive relief granted by the Securities and Exchange Commission, the Portfolios are permitted to participate in an interfund lending program among investment companies advised by SAAMCo or an affiliate. The interfund lending program allows the participating Portfolios to borrow money from and lend money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating Portfolios receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction. For the year ended March 31, 2011, none of the Portfolios participated in the program.

13.  Security Transactions with Affiliated Portfolios: The Portfolios are permitted to transfer securities by purchasing from and/or selling to other affiliated Portfolios under certain conditions approved by the board of trustees. The affiliated Portfolios involved in such transaction must have common investment adviser or investment advisers which are affiliated persons of each other, common trustees, and/or common officers in compliance with Rule 17a-7 of the 1940 Act. Pursuant to the Act, such a transaction must be either a purchase or a sale, for no consideration other than cash payment against prompt delivery of the security at the current market price. No brokerage commission or fee (except for customary transfer fees), or other remuneration is paid in connection with such transaction. For the year ended March 31, 2011, the following Portfolios engaged in security transactions with affiliated Portfolios:

Portfolio	Cost of Purchases	Proceeds from sales	Realized Gain\(Loss)
Stock	$79,457	$468,734	$(28,872)
Large Cap Growth	—	6,976	182
Large Cap Value	38,071	—	—
Mid Cap Growth	48,960	—	—

SEASONS SERIES TRUST
FINANCIAL HIGHLIGHTS

Select data for a share of beneficial interest outstanding throughout each period

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net invest- ment income	Dividends from net realized gain on investments	Distributions from net return of capital	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000's)	Ratio of expenses to average net assets(3)		Ratio of net investment income to average net assets(3)		Portfolio turnover
Multi-Managed Growth Portfolio Class 1
03/31/07	$13.13	$0.17	$0.81	$0.98	$(0.11)	$—	$—	$(0.11)	$14.00	7.52%	$36,033	1.07	%(1)	1.30	%(1)	154%
03/31/08	14.00	0.16	0.29	0.45	(0.27)	—	—	(0.27)	14.18	3.08 (2)	27,029	1.12		1.07		117
03/31/09	14.18	0.15	(3.95)	(3.80)	(0.20)	—	—	(0.20)	10.18	(26.72)	14,674	1.15		1.16		224
03/31/10	10.18	0.11	4.46	4.57	(0.25)	—	—	(0.25)	14.50	45.00	16,109	1.20		0.87		101
03/31/11	14.50	0.11	1.61	1.72	(0.12)	—	—	(0.12)	16.10	11.89	14,861	1.24		0.72		90
Multi-Managed Growth Portfolio Class 2
03/31/07	13.10	0.15	0.82	0.97	(0.10)	—	—	(0.10)	13.97	7.39	82,496	1.21	(1)	1.15	(1)	154
03/31/08	13.97	0.14	0.28	0.42	(0.25)	—	—	(0.25)	14.14	2.88 (2)	67,550	1.27		0.92		117
03/31/09	14.14	0.13	(3.93)	(3.80)	(0.18)	—	—	(0.18)	10.16	(26.82)	33,168	1.30		1.01		224
03/31/10	10.16	0.09	4.46	4.55	(0.23)	—	—	(0.23)	14.48	44.89	38,021	1.35		0.71		101
03/31/11	14.48	0.09	1.59	1.68	(0.09)	—	—	(0.09)	16.07	11.64	32,548	1.39		0.57		90
Multi-Managed Growth Portfolio Class 3
03/31/07	13.09	0.14	0.80	0.94	(0.08)	—	—	(0.08)	13.95	7.22	38,045	1.31	(1)	1.06	(1)	154
03/31/08	13.95	0.12	0.28	0.40	(0.23)	—	—	(0.23)	14.12	2.80 (2)	48,223	1.38		0.82		117
03/31/09	14.12	0.12	(3.92)	(3.80)	(0.17)	—	—	(0.17)	10.15	(26.89)	30,240	1.40		0.92		224
03/31/10	10.15	0.08	4.45	4.53	(0.22)	—	—	(0.22)	14.46	44.71	39,937	1.45		0.61		101
03/31/11	14.46	0.07	1.59	1.66	(0.08)	—	—	(0.08)	16.04	11.51	39,232	1.49		0.47		90

  *  Calculated based upon average shares outstanding

  **  Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.

  (1)  Gross custody credits of 0.01%

  (2)  The Portfolio's performance was increased by less than 0.12% from a reimbursement by an affiliate.

  (3)  Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	03/31/07	03/31/08	03/31/09	03/31/10	03/31/11
Multi-Managed Growth Portfolio Class 1	0.02%	0.01%	0.01%	0.00%	0.01%
Multi-Managed Growth Portfolio Class 2	0.02	0.01	0.01	0.00	0.01
Multi-Managed Growth Portfolio Class 3	0.02	0.01	0.01	0.00	0.01

See Notes to Financial Statements

SEASONS SERIES TRUST
FINANCIAL HIGHLIGHTS — (continued)

Selected data for a share of beneficial interest outstanding throughout each period

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net invest- ment income	Dividends from net realized gain on investments	Distributions from net return of capital	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000's)	Ratio of expenses to average net assets(3)		Ratio of net investment income to average net assets(3)		Portfolio turnover
Multi-Managed Moderate Growth Portfolio Class 1
03/31/07	$13.06	$0.27	$0.70	$0.97	$(0.21)	$—	$—	$(0.21)	$13.82	7.43%	$44,695	0.96	%(1)	2.02	%(1)	169%
03/31/08	13.82	0.29	0.05	0.34	(0.35)	(0.22)	—	(0.57)	13.59	2.27 (2)	33,470	1.00		1.98		131
03/31/09	13.59	0.26	(3.22)	(2.96)	(0.37)	(0.36)	—	(0.73)	9.90	(21.59)	18,161	1.01		2.10		210
03/31/10	9.90	0.21	3.65	3.86	(0.41)	—	—	(0.41)	13.35	39.22	20,298	1.04		1.69		97
03/31/11	13.35	0.19	1.16	1.35	(0.25)	—	—	(0.25)	14.45	10.19	18,213	1.06		1.37		90
Multi-Managed Moderate Growth Portfolio Class 2
03/31/07	13.03	0.25	0.69	0.94	(0.19)	—	—	(0.19)	13.78	7.22	183,279	1.11	(1)	1.87	(1)	169
03/31/08	13.78	0.26	0.07	0.33	(0.33)	(0.22)	—	(0.55)	13.56	2.22 (2)	153,903	1.15		1.83		131
03/31/09	13.56	0.24	(3.23)	(2.99)	(0.34)	(0.36)	—	(0.70)	9.87	(21.81)	79,325	1.16		1.94		210
03/31/10	9.87	0.19	3.64	3.83	(0.39)	—	—	(0.39)	13.31	39.04	93,527	1.19		1.54		97
03/31/11	13.31	0.17	1.17	1.34	(0.23)	—	—	(0.23)	14.42	10.10	75,501	1.21		1.22		90
Multi-Managed Moderate Growth Portfolio Class 3
03/31/07	13.02	0.23	0.69	0.92	(0.17)	—	—	(0.17)	13.77	7.13	74,571	1.21	(1)	1.77	(1)	169
03/31/08	13.77	0.24	0.07	0.31	(0.32)	(0.22)	—	(0.54)	13.54	2.05 (2)	79,732	1.25		1.73		131
03/31/09	13.54	0.22	(3.21)	(2.99)	(0.33)	(0.36)	—	(0.69)	9.86	(21.87)	52,139	1.26		1.85		210
03/31/10	9.86	0.18	3.64	3.82	(0.38)	—	—	(0.38)	13.30	38.96	66,236	1.29		1.43		97
03/31/11	13.30	0.15	1.16	1.31	(0.22)	—	—	(0.22)	14.39	9.88	65,288	1.31		1.11		90

  *  Calculated based upon average shares outstanding

  **  Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.

  (1)  Gross custody credits of 0.01%

  (2)  The Portfolio's performance was increased by less than 0.14% from a reimbursement by an affiliate.

  (3)  Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	03/31/07	03/31/08	03/31/09	03/31/10	03/31/11
Multi-Managed Moderate Growth Portfolio Class 1	0.02%	0.01%	0.01%	0.00%	0.00%
Multi-Managed Moderate Growth Portfolio Class 2	0.02	0.01	0.01	0.00	0.00
Multi-Managed Moderate Growth Portfolio Class 3	0.02	0.01	0.01	0.00	0.00

See Notes to Financial Statements

SEASONS SERIES TRUST
FINANCIAL HIGHLIGHTS — (continued)

Selected data for a share of beneficial interest outstanding throughout each period

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net invest- ment income	Dividends from net realized gain on investments	Distributions from net return of capital	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000's)	Ratio of expenses to average net assets(1)	Ratio of net investment income to average net assets(1)	Portfolio turnover
Multi-Managed Income/Equity Portfolio Class 1
03/31/07	$12.47	$0.41	$0.40	$0.81	$(0.37)	$—	$—	$(0.37)	$12.91	6.51%	$32,657	0.93%	3.22%	147%
03/31/08	12.91	0.44	0.35	0.79	(0.51)	(0.20)	—	(0.71)	12.99	6.05	26,330	0.97	3.30	109
03/31/09	12.99	0.43	(2.30)	(1.87)	(0.62)	(0.60)	—	(1.22)	9.90	(14.12)	15,643	0.99	3.57	110
03/31/10	9.90	0.38	2.53	2.91	(0.67)	(0.07)	—	(0.74)	12.07	29.76	16,530	1.02	3.25	54
03/31/11	12.07	0.31	0.55	0.86	(0.41)	—	—	(0.41)	12.52	7.19	14,049	1.04	2.47	70
Multi-Managed Income/Equity Portfolio Class 2
03/31/07	12.44	0.39	0.40	0.79	(0.35)	—	—	(0.35)	12.88	6.37	147,663	1.08	3.08	147
03/31/08	12.88	0.42	0.35	0.77	(0.49)	(0.20)	—	(0.69)	12.96	5.91	125,367	1.12	3.15	109
03/31/09	12.96	0.41	(2.29)	(1.88)	(0.60)	(0.60)	—	(1.20)	9.88	(14.23)	67,097	1.14	3.42	110
03/31/10	9.88	0.36	2.53	2.89	(0.66)	(0.07)	—	(0.73)	12.04	29.53	74,536	1.17	3.10	54
03/31/11	12.04	0.29	0.55	0.84	(0.39)	—	—	(0.39)	12.49	7.02	64,537	1.20	2.32	70
Multi-Managed Income/Equity Portfolio Class 3
03/31/07	12.43	0.37	0.41	0.78	(0.34)	—	—	(0.34)	12.87	6.27	57,357	1.18	2.98	147
03/31/08	12.87	0.40	0.35	0.75	(0.48)	(0.20)	—	(0.68)	12.94	5.74	55,982	1.22	3.05	109
03/31/09	12.94	0.40	(2.30)	(1.90)	(0.58)	(0.60)	—	(1.18)	9.86	(14.37)	34,030	1.24	3.33	110
03/31/10	9.86	0.35	2.52	2.87	(0.64)	(0.07)	—	(0.71)	12.02	29.46	43,187	1.27	2.99	54
03/31/11	12.02	0.27	0.56	0.83	(0.38)	—	—	(0.38)	12.47	6.95	40,736	1.30	2.21	70

  *  Calculated based upon average shares outstanding

  **  Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.

  (1)  Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	03/31/07	03/31/08	03/31/09	03/31/10	03/31/11
Multi-Managed Income/Equity Portfolio Class 1	0.00%	0.00%	0.00%	0.00%	0.00%
Multi-Managed Income/Equity Portfolio Class 2	0.00	0.00	0.00	0.00	0.00
Multi-Managed Income/Equity Portfolio Class 3	0.00	0.00	0.00	0.00	0.00

See Notes to Financial Statements

SEASONS SERIES TRUST
FINANCIAL HIGHLIGHTS — (continued)

Selected data for a share of beneficial interest outstanding throughout each period

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net invest- ment income	Dividends from net realized gain on investments	Distributions from net return of capital	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000's)	Ratio of expenses to average net assets(1)	Ratio of net investment income to average net assets(1)	Portfolio turnover
Multi-Managed Income Portfolio Class 1
03/31/07	$12.14	$0.48	$0.27	$0.75	$(0.47)	$(0.16)	$—	$(0.63)	$12.26	6.27%	$26,024	0.93%	3.85%	166%
03/31/08	12.26	0.50	0.13	0.63	(0.59)	(0.03)	—	(0.62)	12.27	5.17	21,103	0.98	3.94	121
03/31/09	12.27	0.49	(1.49)	(1.00)	(0.65)	(0.32)	—	(0.97)	10.30	(7.88)	12,585	0.99	4.22	123
03/31/10	10.30	0.45	2.07	2.52	(0.64)	(0.02)	—	(0.66)	12.16	24.67	15,061	1.03	3.86	45
03/31/11	12.16	0.35	0.36	0.71	(0.37)	—	—	(0.37)	12.50	5.87	13,524	1.05	2.81	74
Multi-Managed Income Portfolio Class 2
03/31/07	12.12	0.46	0.26	0.72	(0.45)	(0.16)	—	(0.61)	12.23	6.04	101,778	1.07	3.71	166
03/31/08	12.23	0.47	0.14	0.61	(0.57)	(0.03)	—	(0.60)	12.24	5.03	89,971	1.13	3.79	121
03/31/09	12.24	0.48	(1.49)	(1.01)	(0.63)	(0.32)	—	(0.95)	10.28	(7.98)	51,085	1.14	4.07	123
03/31/10	10.28	0.43	2.07	2.50	(0.63)	(0.02)	—	(0.65)	12.13	24.45	59,005	1.18	3.70	45
03/31/11	12.13	0.33	0.36	0.69	(0.35)	—	—	(0.35)	12.47	5.72	51,560	1.20	2.65	74
Multi-Managed Income Portfolio Class 3
03/31/07	12.11	0.44	0.27	0.71	(0.44)	(0.16)	—	(0.60)	12.22	5.94	32,909	1.17	3.61	166
03/31/08	12.22	0.46	0.14	0.60	(0.56)	(0.03)	—	(0.59)	12.23	4.93	36,395	1.23	3.69	121
03/31/09	12.23	0.46	(1.49)	(1.03)	(0.61)	(0.32)	—	(0.93)	10.27	(8.09)	26,657	1.24	3.98	123
03/31/10	10.27	0.42	2.07	2.49	(0.62)	(0.02)	—	(0.64)	12.12	24.36	33,118	1.28	3.60	45
03/31/11	12.12	0.31	0.36	0.67	(0.34)	—	—	(0.34)	12.45	5.56	33,572	1.30	2.55	74

  *  Calculated based upon average shares outstanding

  **  Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.

  (1)  Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	03/31/07	03/31/08	03/31/09	03/31/10	03/31/11
Multi-Managed Income Portfolio Class 1	0.00%	0.00%	0.00%	0.00%	0.00%
Multi-Managed Income Portfolio Class 2	0.00	0.00	0.00	0.00	0.00
Multi-Managed Income Portfolio Class 3	0.00	0.00	0.00	0.00	0.00

See Notes to Financial Statements

SEASONS SERIES TRUST
FINANCIAL HIGHLIGHTS — (continued)

Selected data for a share of beneficial interest outstanding throughout each period

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net invest- ment income	Dividends from net realized gain on investments	Distributions from net return of capital	Total distributions	Net Asset Value end of period	Total Return**		Net Assets end of period (000's)	Ratio of expenses to average net assets(1)(2)	Ratio of net investment income to average net assets(1)(2)	Portfolio turnover
Asset Allocation: Diversified Growth Portfolio Class 1
03/31/07	$12.69	$0.24	$1.43	$1.67	$(0.25)	$(0.19)	$—	$(0.44)	$13.92	13.28%		$63,929	0.94%	1.80%	84%
03/31/08	13.92	0.27	(0.88)	(0.61)	(0.28)	(1.10)	—	(1.38)	11.93	(5.30	)(3)	49,155	0.93	1.93	92
03/31/09	11.93	0.21	(4.16)	(3.95)	(0.64)	(1.02)	—	(1.66)	6.32	(33.40)		27,653	1.00	2.16	206
03/31/10	6.32	0.14	2.79	2.93	(0.07)	—	—	(0.07)	9.18	46.38		31,180	1.06	1.72	123
03/31/11	9.18	0.16	1.10	1.26	(0.30)	—	—	(0.30)	10.14	13.94		27,916	1.03	1.70	94
Asset Allocation: Diversified Growth Portfolio Class 2
03/31/07	12.67	0.22	1.42	1.64	(0.23)	(0.19)	—	(0.42)	13.89	13.07		233,703	1.09	1.64	84
03/31/08	13.89	0.24	(0.87)	(0.63)	(0.26)	(1.10)	—	(1.36)	11.90	(5.45	)(3)	197,075	1.08	1.77	92
03/31/09	11.90	0.19	(4.14)	(3.95)	(0.62)	(1.02)	—	(1.64)	6.31	(33.51)		103,279	1.15	2.01	206
03/31/10	6.31	0.13	2.78	2.91	(0.05)	—	—	(0.05)	9.17	46.21		120,406	1.21	1.55	123
03/31/11	9.17	0.15	1.08	1.23	(0.28)	—	—	(0.28)	10.12	13.65		102,159	1.18	1.55	94
Asset Allocation: Diversified Growth Portfolio Class 3
03/31/07	12.65	0.20	1.43	1.63	(0.22)	(0.19)	—	(0.41)	13.87	13.00		92,562	1.19	1.53	84
03/31/08	13.87	0.23	(0.87)	(0.64)	(0.25)	(1.10)	—	(1.35)	11.88	(5.54	)(3)	100,281	1.18	1.66	92
03/31/09	11.88	0.18	(4.12)	(3.94)	(0.61)	(1.02)	—	(1.63)	6.31	(33.48)		64,707	1.26	1.89	206
03/31/10	6.31	0.11	2.77	2.88	(0.04)	—	—	(0.04)	9.15	45.74		83,804	1.31	1.39	123
03/31/11	9.15	0.13	1.11	1.24	(0.28)	—	—	(0.28)	10.11	13.71		82,330	1.28	1.44	94

  *  Calculated based upon average shares outstanding

  **  Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.

  (1)  Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	03/31/07	03/31/08	03/31/09	03/31/10	03/31/11
Asset Allocation: Diversified Growth Portfolio Class 1	0.02%	0.00%	0.01%	0.01%	0.01%
Asset Allocation: Diversified Growth Portfolio Class 2	0.02	0.00	0.01	0.01	0.01
Asset Allocation: Diversified Growth Portfolio Class 3	0.02	0.00	0.01	0.01	0.01

  (2)  Net of the following expense reimbursements, waivers and (recoupments) (based on average net assets):

	03/31/07	03/31/08	03/31/09	03/31/10	03/31/11
Asset Allocation: Diversified Growth Portfolio Class 1	0.10%	0.10%	0.10%	0.10%	0.10%
Asset Allocation: Diversified Growth Portfolio Class 2	0.10	0.10	0.10	0.10	0.10
Asset Allocation: Diversified Growth Portfolio Class 3	0.10	0.10	0.10	0.10	0.10

  (3)  The Portfolio's performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions

See Notes to Financial Statements

SEASONS SERIES TRUST
FINANCIAL HIGHLIGHTS — (continued)

Selected data for a share of beneficial interest outstanding throughout each period

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net invest- ment income	Dividends from net realized gain on investments	Distributions from net return of capital	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000's)	Ratio of expenses to average net assets(1)	Ratio of net investment income to average net assets(1)	Portfolio turnover
Stock Portfolio Class 1
03/31/07	$17.62	$0.06	$1.70	$1.76	$(0.05)	$(1.17)	$—	$(1.22)	$18.16	10.14%	$52,206	0.93%	0.32%	39%
03/31/08	18.16	0.04	(0.60)	(0.56)	(0.07)	(1.49)	—	(1.56)	16.04	(4.20)	40,425	0.95	0.23	58
03/31/09	16.04	0.04	(5.54)	(5.50)	(0.04)	(1.49)	—	(1.53)	9.01	(33.88)	22,607	0.95	0.27	52
03/31/10	9.01	(0.01)	4.35	4.34	(0.03)	—	—	(0.03)	13.32	48.21	25,427	0.96	(0.07)	52
03/31/11	13.32	(0.03)	2.37	2.34	—	—	—	—	15.66	17.57	22,716	0.96	(0.20)	37
Stock Portfolio Class 2
03/31/07	17.51	0.04	1.68	1.72	(0.03)	(1.17)	—	(1.20)	18.03	9.94	185,413	1.08	0.18	39
03/31/08	18.03	0.01	(0.59)	(0.58)	(0.05)	(1.49)	—	(1.54)	15.91	(4.37)	157,580	1.10	0.08	58
03/31/09	15.91	0.02	(5.49)	(5.47)	(0.01)	(1.49)	—	(1.50)	8.94	(33.97)	81,944	1.11	0.12	52
03/31/10	8.94	(0.02)	4.31	4.29	(0.01)	—	—	(0.01)	13.22	48.02	95,679	1.11	(0.22)	52
03/31/11	13.22	(0.05)	2.35	2.30	—	—	—	—	15.52	17.40	80,763	1.11	(0.35)	37
Stock Portfolio Class 3
03/31/07	17.47	0.02	1.67	1.69	(0.01)	(1.17)	—	(1.18)	17.98	9.81	74,581	1.18	0.08	39
03/31/08	17.98	(0.01)	(0.59)	(0.60)	(0.03)	(1.49)	—	(1.52)	15.86	(4.46)	82,341	1.21	(0.03)	58
03/31/09	15.86	0.00	(5.46)	(5.46)	—	(1.49)	—	(1.49)	8.91	(34.00)	52,723	1.21	0.02	52
03/31/10	8.91	(0.04)	4.30	4.26	(0.00)	—	—	(0.00)	13.17	47.82	68,615	1.21	(0.32)	52
03/31/11	13.17	(0.06)	2.33	2.27	—	—	—	—	15.44	17.24	67,066	1.21	(0.45)	37

  *  Calculated based upon average shares outstanding

  **  Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.

  (1)  Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	03/31/07	03/31/08	03/31/09	03/31/10	03/31/11
Stock Portfolio Class 1	0.00%	0.00%	0.00%	0.00%	0.00%
Stock Portfolio Class 2	0.00	0.00	0.00	0.00	0.00
Stock Portfolio Class 3	0.00	0.00	0.00	0.00	0.00

See Notes to Financial Statements

SEASONS SERIES TRUST
FINANCIAL HIGHLIGHTS — (continued)

Selected data for a share of beneficial interest outstanding throughout each period

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments		Total from investment operations	Dividends declared from net invest- ment income	Dividends from net realized gain on investments	Distributions from net return of capital	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000's)	Ratio of expenses to average net assets(2)		Ratio of net investment income to average net assets(2)		Portfolio turnover
Large Cap Growth Portfolio Class 1
03/31/07	$9.47	$0.03	$0.46		$0.49	$—	$—	$—	$—	$9.96	5.17%	$10,451	0.93	%(1)	0.34	%(1)	53%
03/31/08	9.96	0.02	0.39		0.41	(0.07)	(0.09)	—	(0.16)	10.21	3.96	8,166	0.90		0.18		60
03/31/09	10.21	0.01	(3.74)		(3.73)	—	(0.42)	—	(0.42)	6.06	(36.49)	3,801	0.92		0.16		54
03/31/10	6.06	0.03	2.97		3.00	—	—	—	—	9.06	49.50	4,730	0.91		0.33		45
03/31/11	9.06	0.05	0.99	(3)	1.04	(0.03)	—	—	(0.03)	10.07	11.45	5,452	0.90		0.52		29
Large Cap Growth Portfolio Class 2
03/31/07	9.40	0.02	0.46		0.48	—	—	—	—	9.88	5.11	94,990	1.08	(1)	0.19	(1)	53
03/31/08	9.88	0.00	0.38		0.38	(0.05)	(0.09)	—	(0.14)	10.12	3.76	81,642	1.05		0.03		60
03/31/09	10.12	0.00	(3.71)		(3.71)	—	(0.42)	—	(0.42)	5.99	(36.63)	37,914	1.07		0.01		54
03/31/10	5.99	0.01	2.95		2.96	—	—	—	—	8.95	49.42	50,226	1.06		0.18		45
03/31/11	8.95	0.03	0.96	(3)	0.99	(0.01)	—	—	(0.01)	9.93	11.12	56,822	1.05		0.38		29
Large Cap Growth Portfolio Class 3
03/31/07	9.38	0.01	0.45		0.46	—	—	—	—	9.84	4.90	140,327	1.18	(1)	0.11	(1)	53
03/31/08	9.84	(0.01)	0.39		0.38	(0.05)	(0.09)	—	(0.14)	10.08	3.69	168,979	1.15		(0.07)		60
03/31/09	10.08	(0.00)	(3.70)		(3.70)	—	(0.42)	—	(0.42)	5.96	(36.67)	143,136	1.17		(0.06)		54
03/31/10	5.96	0.01	2.92		2.93	—	—	—	—	8.89	49.16	218,545	1.16		0.08		45
03/31/11	8.89	0.02	0.96	(3)	0.98	(0.01)	—	—	(0.01)	9.86	10.99	243,321	1.15		0.18		29

  *  Calculated based upon average shares outstanding

  **  Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.

  (1)  Gross custody credit of 0.01%

  (2)  Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	03/31/07	03/31/08	03/31/09	03/31/10	03/31/11
Large Cap Growth Portfolio Class 1	0.00%	0.01%	0.01%	0.00%	0.00%
Large Cap Growth Portfolio Class 2	0.00	0.01	0.01	0.00	0.00
Large Cap Growth Portfolio Class 3	0.00	0.00	0.01	0.00	0.00

  (3)  Includes the effect of a merger (see Note 2).

See Notes to Financial Statements

SEASONS SERIES TRUST
FINANCIAL HIGHLIGHTS — (continued)

Selected data for a share of beneficial interest outstanding throughout each period

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net invest- ment income	Dividends from net realized gain on investments	Distributions from net return of capital	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000's)	Ratio of expenses to average net assets(1)	Ratio of net investment income to average net assets(1)	Portfolio turnover
Large Cap Value Portfolio Class 1
03/31/07	$12.90	$0.20	$1.77	$1.97	$(0.13)	$(0.45)	$—	$(0.58)	$14.29	15.33%	$17,408	0.90%	1.47%	34%
03/31/08	14.29	0.24	(1.03)	(0.79)	(0.17)	(0.54)	—	(0.71)	12.79	(6.05)	13,278	0.89	1.64	37
03/31/09	12.79	0.25	(5.24)	(4.99)	(0.20)	(0.79)	—	(0.99)	6.81	(39.83)	5,654	0.89	2.34	56
03/31/10	6.81	0.15	3.71	3.86	(0.25)	—	—	(0.25)	10.42	57.01	5,999	0.89	1.63	47
03/31/11	10.42	0.16	1.37	1.53	(0.19)	—	—	(0.19)	11.76	14.89	5,894	0.89	1.47	43
Large Cap Value Portfolio Class 2
03/31/07	12.87	0.18	1.77	1.95	(0.11)	(0.45)	—	(0.56)	14.26	15.22	129,525	1.05	1.32	34
03/31/08	14.26	0.22	(1.04)	(0.82)	(0.14)	(0.54)	—	(0.68)	12.76	(6.20)	96,771	1.04	1.49	37
03/31/09	12.76	0.23	(5.22)	(4.99)	(0.18)	(0.79)	—	(0.97)	6.80	(39.92)	41,858	1.04	2.20	56
03/31/10	6.80	0.14	3.70	3.84	(0.24)	—	—	(0.24)	10.40	56.69	54,278	1.04	1.47	47
03/31/11	10.40	0.14	1.38	1.52	(0.18)	—	—	(0.18)	11.74	14.74	50,646	1.04	1.32	43
Large Cap Value Portfolio Class 3
03/31/07	12.86	0.16	1.77	1.93	(0.10)	(0.45)	—	(0.55)	14.24	15.06	189,817	1.15	1.23	34
03/31/08	14.24	0.20	(1.03)	(0.83)	(0.13)	(0.54)	—	(0.67)	12.74	(6.29)	253,167	1.14	1.42	37
03/31/09	12.74	0.22	(5.21)	(4.99)	(0.17)	(0.79)	—	(0.96)	6.79	(40.01)	196,450	1.14	2.18	56
03/31/10	6.79	0.13	3.70	3.83	(0.23)	—	—	(0.23)	10.39	56.63	257,747	1.14	1.37	47
03/31/11	10.39	0.13	1.37	1.50	(0.17)	—	—	(0.17)	11.72	14.57	271,347	1.14	1.21	43
Mid Cap Growth Portfolio Class 1
03/31/07	14.82	(0.03)	1.00	0.97	—	(1.03)	—	(1.03)	14.76	6.78	13,109	1.01	(0.23)	71
03/31/08	14.76	(0.04)	(0.10)	(0.14)	—	(1.41)	—	(1.41)	13.21	(2.17)	8,995	1.02	(0.27)	68
03/31/09	13.21	(0.02)	(5.05)	(5.07)	—	(1.70)	—	(1.70)	6.44	(38.07)	4,535	1.06	(0.20)	83
03/31/10	6.44	(0.01)	3.82	3.81	—	—	—	—	10.25	59.16	5,485	1.10	(0.14)	86
03/31/11	10.25	(0.03)	2.81	2.78	—	—	—	—	13.03	27.12	6,342	1.12	(0.23)	64
Mid Cap Growth Portfolio Class 2
03/31/07	14.70	(0.05)	0.98	0.93	—	(1.03)	—	(1.03)	14.60	6.55	92,566	1.16	(0.37)	71
03/31/08	14.60	(0.06)	(0.10)	(0.16)	—	(1.41)	—	(1.41)	13.03	(2.34)	74,517	1.17	(0.42)	68
03/31/09	13.03	(0.04)	(4.97)	(5.01)	—	(1.70)	—	(1.70)	6.32	(38.13)	32,613	1.21	(0.36)	83
03/31/10	6.32	(0.02)	3.74	3.72	—	—	—	—	10.04	58.86	41,985	1.25	(0.29)	86
03/31/11	10.04	(0.04)	2.75	2.71	—	—	—	—	12.75	26.99	41,667	1.27	(0.38)	64
Mid Cap Growth Portfolio Class 3
03/31/07	14.64	(0.07)	0.99	0.92	—	(1.03)	—	(1.03)	14.53	6.51	58,718	1.26	(0.46)	71
03/31/08	14.53	(0.08)	(0.09)	(0.17)	—	(1.41)	—	(1.41)	12.95	(2.42)	67,692	1.27	(0.51)	68
03/31/09	12.95	(0.05)	(4.94)	(4.99)	—	(1.70)	—	(1.70)	6.26	(38.23)	30,963	1.31	(0.45)	83
03/31/10	6.26	(0.03)	3.71	3.68	—	—	—	—	9.94	58.79	52,817	1.35	(0.38)	86
03/31/11	9.94	(0.05)	2.71	2.66	—	—	—	—	12.60	26.76	54,902	1.37	(0.48)	64

  *  Calculated based upon average shares outstanding

  **  Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.

  (1)  Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	03/31/07	03/31/08	03/31/09	03/31/10	03/31/11
Large Cap Value Portfolio Class 1	0.00%	0.00%	0.00%	0.00%	0.00%
Large Cap Value Portfolio Class 2	0.00	0.00	0.00	0.00	0.00
Large Cap Value Portfolio Class 3	0.00	0.00	0.00	0.00	0.00
Mid Cap Growth Portfolio Class 1	0.00	0.00	0.01	0.00	0.00
Mid Cap Growth Portfolio Class 2	0.00	0.00	0.01	0.00	0.00
Mid Cap Growth Portfolio Class 3	0.00	0.00	0.01	0.00	0.00

See Notes to Financial Statements

SEASONS SERIES TRUST
FINANCIAL HIGHLIGHTS — (continued)

Selected data for a share of beneficial interest outstanding throughout each period

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net invest- ment income	Dividends from net realized gain on investments	Distributions from net return of capital	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000's)	Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover
Mid Cap Value Portfolio Class 1
03/31/07	$19.24	$0.16	$2.59	$2.75	$(0.14)	$(1.89)	$—	$(2.03)	$19.96	14.73%	$16,234	0.97%		0.83%		46%
03/31/08	19.96	0.16	(2.65)	(2.49)	(0.15)	(1.79)	—	(1.94)	15.53	(13.50)	10,716	0.99	(2)	0.84	(2)	61
03/31/09	15.53	0.17	(6.19)	(6.02)	(0.17)	(1.85)	—	(2.02)	7.49	(39.41)	4,583	1.01	(2)	1.30	(2)	78
03/31/10	7.49	0.09	4.46	4.55	(0.17)	—	—	(0.17)	11.87	61.00	5,063	1.07	(2)	0.81	(2)	85
03/31/11	11.87	0.09	2.61	2.70	(0.10)	—	—	(0.10)	14.47	22.82	5,208	1.05	(2)	0.75	(2)	76
Mid Cap Value Portfolio Class 2
03/31/07	19.19	0.13	2.57	2.70	(0.11)	(1.89)	—	(2.00)	19.89	14.50	127,417	1.12		0.68		46
03/31/08	19.89	0.13	(2.64)	(2.51)	(0.12)	(1.79)	—	(1.91)	15.47	(13.64)	84,364	1.14	(2)	0.68	(2)	61
03/31/09	15.47	0.15	(6.16)	(6.01)	(0.14)	(1.85)	—	(1.99)	7.47	(39.48)	36,150	1.16	(2)	1.15	(2)	78
03/31/10	7.47	0.08	4.44	4.52	(0.15)	—	—	(0.15)	11.84	60.74	47,120	1.22	(2)	0.66	(2)	85
03/31/11	11.84	0.08	2.59	2.67	(0.08)	—	—	(0.08)	14.43	22.62	47,947	1.20	(2)	0.60	(2)	76
Mid Cap Value Portfolio Class 3
03/31/07	19.16	0.11	2.57	2.68	(0.09)	(1.89)	—	(1.98)	19.86	14.43	70,308	1.22		0.59		46
03/31/08	19.86	0.11	(2.64)	(2.53)	(0.10)	(1.79)	—	(1.89)	15.44	(13.75)	100,286	1.24	(2)	0.63	(2)	61
03/31/09	15.44	0.13	(6.14)	(6.01)	(0.12)	(1.85)	—	(1.97)	7.46	(39.54)	60,672	1.27	(2)	1.12	(2)	78
03/31/10	7.46	0.07	4.43	4.50	(0.14)	—	—	(0.14)	11.82	60.53	91,984	1.32	(2)	0.56	(2)	85
03/31/11	11.82	0.06	2.60	2.66	(0.07)	—	—	(0.07)	14.41	22.56	123,827	1.30	(2)	0.50	(2)	76
Small Cap Portfolio Class 1
03/31/07	10.73	0.01	0.71	0.72	—	(0.48)	—	(0.48)	10.97	6.82	9,502	1.10	(1)(2)	0.31	(1)(2)	153
03/31/08	10.97	0.01	(1.71)	(1.70)	—	(0.78)	—	(0.78)	8.49	(16.33)	6,140	1.09	(2)	0.11	(2)	126
03/31/09	8.49	0.01	(3.13)	(3.12)	—	(0.35)	—	(0.35)	5.02	(36.89)	3,032	1.07	(2)	0.19	(2)	313
03/31/10	5.02	(0.00)	3.15	3.15	(0.01)	—	—	(0.01)	8.16	62.77	3,201	1.02	(2)	(0.19	)(2)	143
03/31/11	8.16	(0.00)	2.09	2.09	—	—	—	—	10.25	25.61	3,055	1.03	(2)	0.00	(2)	100
Small Cap Portfolio Class 2
03/31/07	10.64	(0.01)	0.70	0.69	—	(0.48)	—	(0.48)	10.85	6.59	79,374	1.25	(1)(2)	0.16	(1)(2)	153
03/31/08	10.85	0.00	(1.68)	(1.68)	—	(0.78)	—	(0.78)	8.39	(16.33)	54,909	1.24	(2)	(0.04	)(2)	126
03/31/09	8.39	0.00	(3.09)	(3.09)	—	(0.35)	—	(0.35)	4.95	(36.97)	25,718	1.22	(2)	0.03	(2)	313
03/31/10	4.95	(0.01)	3.09	3.08	—	—	—	—	8.03	62.22	36,964	1.17	(2)	(0.34	)(2)	143
03/31/11	8.03	(0.01)	2.06	2.05	—	—	—	—	10.08	25.53	36,628	1.18	(2)	(0.15	)(2)	100
Small Cap Portfolio Class 3
03/31/07	10.60	(0.02)	0.70	0.68	—	(0.48)	—	(0.48)	10.80	6.52	120,341	1.35	(1)(2)	0.06	(1)(2)	153
03/31/08	10.80	(0.01)	(1.68)	(1.69)	—	(0.78)	—	(0.78)	8.33	(16.50)	127,947	1.34	(2)	(0.12	)(2)	126
03/31/09	8.33	0.00	(3.07)	(3.07)	—	(0.35)	—	(0.35)	4.91	(37.00)	100,009	1.31	(2)	0.04	(2)	313
03/31/10	4.91	(0.02)	3.07	3.05	—	—	—	—	7.96	62.12	147,596	1.27	(2)	(0.44	)(2)	143
03/31/11	7.96	(0.02)	2.04	2.02	—	—	—	—	9.98	25.38	165,340	1.28	(2)	(0.25	)(2)	100

  *  Calculated based upon average shares outstanding

  **  Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.

  (1)  Net of the following expense reimbursements, waivers and (recoupments) (based on average net assets):

03/31/07
Small Cap Portfolio Class 1	0.03%
Small Cap Portfolio Class 2	0.03
Small Cap Portfolio Class 3	0.03

  (2)  Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	03/31/07	03/31/08	03/31/09	03/31/10	03/31/11
Mid Cap Value Class 1	—%	0.00%	0.01%	0.02%	0.01%
Mid Cap Value Class 2	—	0.00	0.01	0.02	0.01
Mid Cap Value Class 3	—	0.00	0.01	0.02	0.01
Small Cap Portfolio Class 1	0.03	0.02	0.02	0.00	0.01
Small Cap Portfolio Class 2	0.03	0.02	0.02	0.00	0.01
Small Cap Portfolio Class 3	0.03	0.02	0.02	0.00	0.01

See Notes to Financial Statements

SEASONS SERIES TRUST
FINANCIAL HIGHLIGHTS — (continued)

Selected data for a share of beneficial interest outstanding throughout each period

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net invest- ment income	Dividends from net realized gain on investments	Distributions from net return of capital	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000's)	Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover
International Equity Portfolio Class 1
03/31/07	$10.53	$0.13	$1.70	$1.83	$(0.06)	$(0.39)	$—	$(0.45)	$11.91	17.67%	$14,765	1.29	%(1)(2)	1.16	%(1)(2)	80%
03/31/08	11.91	0.17	(0.58)	(0.41)	(0.11)	(0.71)	—	(0.82)	10.68	(4.33)	13,015	1.18	(2)	1.38	(2)	83
03/31/09	10.68	0.21	(5.04)	(4.83)	(0.21)	(0.67)	—	(0.88)	4.97	(45.96)	5,407	1.16	(2)	2.61	(2)	111
03/31/10	4.97	0.10	2.46	2.56	(0.13)	—	—	(0.13)	7.40	51.49	5,745	1.18	(2)	1.52	(2)	110
03/31/11	7.40	0.11	0.70	0.81	(0.12)	—	—	(0.12)	8.09	11.10	4,734	1.11	(2)	1.43	(2)	81
International Equity Portfolio Class 2
03/31/07	10.52	0.11	1.69	1.80	(0.05)	(0.39)	—	(0.44)	11.88	17.36	154,690	1.44	(1)(2)	1.01	(1)(2)	80
03/31/08	11.88	0.15	(0.57)	(0.42)	(0.09)	(0.71)	—	(0.80)	10.66	(4.37)	120,816	1.33	(2)	1.25	(2)	83
03/31/09	10.66	0.21	(5.04)	(4.83)	(0.19)	(0.67)	—	(0.86)	4.97	(46.01)	44,014	1.31	(2)	2.49	(2)	111
03/31/10	4.97	0.09	2.44	2.53	(0.11)	—	—	(0.11)	7.39	51.03	53,810	1.33	(2)	1.33	(2)	110
03/31/11	7.39	0.09	0.72	0.81	(0.11)	—	—	(0.11)	8.09	11.06	47,180	1.26	(2)	1.26	(2)	81
International Equity Portfolio Class 3
03/31/07	10.50	0.09	1.70	1.79	(0.04)	(0.39)	—	(0.43)	11.86	17.29	218,009	1.54	(1)(2)	0.80	(1)(2)	80
03/31/08	11.86	0.12	(0.56)	(0.44)	(0.08)	(0.71)	—	(0.79)	10.63	(4.55)	276,852	1.43	(2)	1.04	(2)	83
03/31/09	10.63	0.17	(4.99)	(4.82)	(0.18)	(0.67)	—	(0.85)	4.96	(46.05)	177,116	1.41	(2)	2.18	(2)	111
03/31/10	4.96	0.08	2.45	2.53	(0.11)	—	—	(0.11)	7.38	50.99	245,374	1.42	(2)	1.22	(2)	110
03/31/11	7.38	0.08	0.73	0.81	(0.11)	—	—	(0.11)	8.08	11.02	284,279	1.36	(2)	1.12	(2)	81
Diversified Fixed Income Portfolio Class 1
03/31/07	10.42	0.45	0.15	0.60	(0.33)	(0.00)	—	(0.33)	10.69	5.81	9,479	0.80		4.19		108
03/31/08	10.69	0.47	0.29	0.76	(0.36)	—	—	(0.36)	11.09	7.24	7,757	0.82		4.30		118
03/31/09	11.09	0.42	(0.50)	(0.08)	(0.43)	—	—	(0.43)	10.58	(0.73)	6,976	0.80		3.88		112
03/31/10	10.58	0.39	0.56	0.95	(0.40)	—	—	(0.40)	11.13	9.02	6,209	0.79		3.53		121
03/31/11	11.13	0.37	0.33	0.70	(0.33)	—	—	(0.33)	11.50	6.29	5,637	0.78		3.20		129
Diversified Fixed Income Portfolio Class 2
03/31/07	10.40	0.42	0.16	0.58	(0.31)	(0.00)	—	(0.31)	10.67	5.66	101,549	0.95		4.05		108
03/31/08	10.67	0.45	0.30	0.75	(0.35)	—	—	(0.35)	11.07	7.10	114,521	0.97		4.13		118
03/31/09	11.07	0.41	(0.51)	(0.10)	(0.41)	—	—	(0.41)	10.56	(0.88)	84,864	0.95		3.73		112
03/31/10	10.56	0.37	0.56	0.93	(0.38)	—	—	(0.38)	11.11	8.88	78,449	0.94		3.38		121
03/31/11	11.11	0.36	0.32	0.68	(0.31)	—	—	(0.31)	11.48	6.13	66,320	0.93		3.05		129
Diversified Fixed Income Portfolio Class 3
03/31/07	10.38	0.40	0.17	0.57	(0.30)	(0.00)	—	(0.30)	10.65	5.57	123,975	1.05		3.96		108
03/31/08	10.65	0.43	0.30	0.73	(0.34)	—	—	(0.34)	11.04	6.92	202,406	1.07		4.01		118
03/31/09	11.04	0.39	(0.50)	(0.11)	(0.40)	—	—	(0.40)	10.53	(0.98)	200,107	1.05		3.63		112
03/31/10	10.53	0.35	0.57	0.92	(0.37)	—	—	(0.37)	11.08	8.80	278,496	1.04		3.26		121
03/31/11	11.08	0.34	0.33	0.67	(0.31)	—	—	(0.31)	11.44	6.05	352,266	1.03		2.95		129

  *  Calculated based upon average shares outstanding

  **  Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.

  (1)  Net of the following expense reimbursements, waivers and (recoupments) (based on average net assets):

03/31/07
International Equity Portfolio Class 1	(0.04)%
International Equity Portfolio Class 2	(0.04)
International Equity Portfolio Class 3	(0.05)

  (2)  Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	03/31/07	03/31/08	03/31/09	03/31/10	03/31/11
International Equity Portfolio Class 1	0.00%	0.00%	0.00%	0.00%	0.00%
International Equity Portfolio Class 2	0.00	0.00	0.00	0.00	0.00
International Equity Portfolio Class 3	0.00	0.00	0.00	0.00	0.00

See Notes to Financial Statements

SEASONS SERIES TRUST
FINANCIAL HIGHLIGHTS — (continued)

Selected data for a share of beneficial interest outstanding throughout each period

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net invest- ment income	Dividends from net realized gain on investments	Distributions from net return of capital	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000's)	Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover
Real Return Portfolio Class 3
03/31/07	$10.07	$0.52	$0.29	$0.81	$(0.38)	$(0.01)	$—	$(0.39)	$10.49	8.07%	$97,104	1.21	%(2)	5.21	%(2)	91%
03/31/08	10.49	0.57	(0.59)	(0.02)	(0.53)	(0.06)	—	(0.59)	9.88	(0.29)	130,564	1.26	(2)	5.59	(2)	102
03/31/09	9.88	0.57	(1.80)	(1.23)	(0.61)	—	—	(0.61)	8.04	(12.14)	113,134	1.21		6.35		102
03/31/10	8.04	0.44	1.46	1.90	(0.53)	—	—	(0.53)	9.41	23.78	149,501	1.22	(1)	4.83	(1)	204
03/31/11	9.41	0.13	0.26	0.39	(0.11)	—	—	(0.11)	9.69	4.13	246,938	0.97		1.41		44
Cash Management Portfolio Class 1
03/31/07	11.07	0.52	0.01	0.53	(0.29)	(0.00)	—	(0.29)	11.31	4.79 (3)	6,967	0.56		4.68		—
03/31/08	11.31	0.50	(0.10)	0.40	(0.48)	—	—	(0.48)	11.23	3.56	9,459	0.56		4.40		—
03/31/09	11.23	0.18	(0.10)	0.08	(0.29)	(0.00)	—	(0.29)	11.02	0.68	7,354	0.54		1.58		—
03/31/10	11.02	(0.02)	0.01	(0.01)	(0.22)	—	(0.00)	(0.22)	10.79	(0.13)	2,688	0.54		(0.21)		—
03/31/11	10.79	(0.03)	0.01	(0.02)	—	—	—	—	10.77	(0.19)	1,806	0.58		(0.27)		—
Cash Management Portfolio Class 2
03/31/07	11.05	0.51	0.00	0.51	(0.27)	(0.00)	—	(0.27)	11.29	4.64 (3)	51,617	0.70		4.55		—
03/31/08	11.29	0.48	(0.10)	0.38	(0.46)	—	—	(0.46)	11.21	3.41	65,845	0.71		4.25		—
03/31/09	11.21	0.14	(0.08)	0.06	(0.27)	(0.00)	—	(0.27)	11.00	0.53	90,514	0.69		1.30		—
03/31/10	11.00	(0.04)	0.01	(0.03)	(0.20)	—	(0.00)	(0.20)	10.77	(0.28)	43,710	0.69		(0.36)		—
03/31/11	10.77	(0.05)	0.01	(0.04)	—	—	—	—	10.73	(0.37)	28,333	0.73		(0.42)		—
Cash Management Portfolio Class 3
03/31/07	11.04	0.49	0.01	0.50	(0.26)	(0.00)	—	(0.26)	11.28	4.55 (3)	49,737	0.81		4.46		—
03/31/08	11.28	0.49	(0.12)	0.37	(0.45)	—	—	(0.45)	11.20	3.32	53,210	0.81		4.27		—
03/31/09	11.20	0.12	(0.07)	0.05	(0.26)	(0.00)	—	(0.26)	10.99	0.43	102,201	0.79		1.15		—
03/31/10	10.99	(0.05)	0.01	(0.04)	(0.19)	—	(0.00)	(0.19)	10.76	(0.38)	60,538	0.79		(0.47)		—
03/31/11	10.76	(0.06)	0.00	(0.06)	—	—	—	—	10.70	(0.56)	45,377	0.83		(0.52)		—

  *  Calculated based upon average shares outstanding

  **  Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.

  (1)  Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

03/31/10
Real Return Portfolio Class 3	0.00%

  (2)  Gross of Custody Credits of 0.01%

  (3)  The Portfolio's performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.

See Notes to Financial Statements

SEASONS SERIES TRUST
FINANCIAL HIGHLIGHTS — (continued)

Selected data for a share of beneficial interest outstanding throughout each period

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments		Total from investment operations	Dividends declared from net invest- ment income	Dividends from net realized gain on investments	Distributions from net return of capital	Total distributions	Net Asset Value end of period	Total Return**		Net Assets end of period (000's)	Ratio of expenses to average net assets(2)		Ratio of net investment income to average net assets(2)		Portfolio turnover
Focus Growth Portfolio Class 1
03/31/07	$9.10	$(0.03)	$0.05		$0.02	$—	$—	$—	$—	$9.12	0.22%		$4,423	1.11	%(1)(3)	(0.30	)%(1)(3)	120%
03/31/08	9.12	(0.04)	0.34		0.30	—	—	—	—	9.42	3.29		3,387	1.13		(0.35)		126
03/31/09	9.42	(0.01)	(3.40)		(3.41)	—	(0.55)	—	(0.55)	5.46	(36.10	)(4)	1,960	1.15		(0.20)		263
03/31/10	5.46	(0.02)	2.80		2.78	—	—	—	—	8.24	50.92		2,156	1.18		(0.31)		104
03/31/11	8.24	(0.01)	2.39	(5)	2.38	—	—	—	—	10.62	28.88		3,028	1.14		(0.06)		210
Focus Growth Portfolio Class 2
03/31/07	9.03	(0.04)	0.04		0.00	—	—	—	—	9.03	0.00		62,866	1.25	(1)(3)	(0.48	)(1)(3)	120
03/31/08	9.03	(0.05)	0.34		0.29	—	—	—	—	9.32	3.21		58,266	1.29		(0.50)		126
03/31/09	9.32	(0.03)	(3.36)		(3.39)	—	(0.55)	—	(0.55)	5.38	(36.28	)(4)	27,693	1.30		(0.35)		263
03/31/10	5.38	(0.03)	2.77		2.74	—	—	—	—	8.12	50.93		31,689	1.33		(0.47)		104
03/31/11	8.12	(0.01)	2.33	(5)	2.32	—	—	—	—	10.44	28.57		63,685	1.28		(0.12)		210
Focus Growth Portfolio Class 3
03/31/07	9.00	(0.05)	0.04		(0.01)	—	—	—	—	8.99	(0.11)		52,391	1.35	(1)(3)	(0.59	)(1)(3)	120
03/31/08	8.99	(0.06)	0.34		0.28	—	—	—	—	9.27	3.11		54,728	1.39		(0.61)		126
03/31/09	9.27	(0.03)	(3.35)		(3.38)	—	(0.55)	—	(0.55)	5.34	(36.37	)(4)	30,075	1.40		(0.45)		263
03/31/10	5.34	(0.04)	2.75		2.71	—	—	—	—	8.05	50.75		41,988	1.43		(0.58)		104
03/31/11	8.05	(0.02)	2.32	(5)	2.30	—	—	—	—	10.35	28.57		101,121	1.38		(0.22)		210

  *  Calculated based upon average shares outstanding

  **  Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.

  (1)  Net of the following expense reimbursements, waivers and (recoupments) (based on average net assets):

03/31/07
Focus Growth Portfolio Class 1	0.00%
Focus Growth Portfolio Class 2	0.00
Focus Growth Portfolio Class 3	0.00

  (2)  Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	03/31/07	03/31/08	03/31/09	03/31/10	03/31/11
Focus Growth Portfolio Class 1	0.01%	0.01%	0.01%	0.01%	0.01%
Focus Growth Portfolio Class 2	0.01	0.01	0.01	0.01	0.01
Focus Growth Portfolio Class 3	0.01	0.01	0.01	0.01	0.01

  (3)  Gross of custody credit of 0.01%.

  (4)  The Portfolio's performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.

  (5)  Includes the effect of a merger (see Note 2).

See Notes to Financial Statements

SEASONS SERIES TRUST
FINANCIAL HIGHLIGHTS — (continued)

Selected data for a share of beneficial interest outstanding throughout each period

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net invest- ment income	Dividends from net realized gain on investments	Distributions from net return of capital	Total distributions	Net Asset Value end of period	Total Return**		Net Assets end of period (000's)	Ratio of expenses to average net assets(2)		Ratio of net investment income to average net assets(2)		Portfolio turnover
Focus Value Portfolio Class 2
03/31/07	$15.25	$0.17	$2.83	$3.00	$(0.05)	$(0.37)	$—	$(0.42)	$17.83	19.78%		$86,877	1.27	%(1)	1.01	%(1)	70%
03/31/08	17.83	0.23	(1.13)	(0.90)	(0.14)	(1.82)	—	(1.96)	14.97	(6.29	)(3)	69,468	1.27		1.28		87
03/31/09	14.97	0.17	(5.69)	(5.52)	(0.23)	(1.41)	—	(1.64)	7.81	(37.55)		29,670	1.28		1.42		106
03/31/10	7.81	0.21	3.90	4.11	(0.22)	—	—	(0.22)	11.70	52.88		34,754	1.30		1.91		53
03/31/11	11.70	0.15	1.59	1.74	(0.23)	—	—	(0.23)	13.21	15.03		30,439	1.31		1.20		47
Focus Value Portfolio Class 3
03/31/07	15.22	0.15	2.84	2.99	(0.04)	(0.37)	—	(0.41)	17.80	19.72		73,769	1.36	(1)	0.91	(1)	70
03/31/08	17.80	0.21	(1.12)	(0.91)	(0.13)	(1.82)	—	(1.95)	14.94	(6.38	)(3)	88,961	1.38		1.19		87
03/31/09	14.94	0.16	(5.67)	(5.51)	(0.22)	(1.41)	—	(1.63)	7.80	(37.58)		38,893	1.38		1.30		106
03/31/10	7.80	0.20	3.89	4.09	(0.21)	—	—	(0.21)	11.68	52.64		54,244	1.40		1.81		53
03/31/11	11.68	0.14	1.59	1.73	(0.23)	—	—	(0.23)	13.18	14.91		59,715	1.41		1.13		47

  *  Calculated based upon average shares outstanding

  **  Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.

  (1)  Net of the following expense reimbursements, waivers and (recoupments) (based on average net assets):

03/31/07
Focus Value Portfolio Class 2	0.00%
Focus Value Portfolio Class 3	0.00

  (2)  Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	03/31/07	03/31/08	03/31/09	03/31/10	03/31/11
Focus Value Portfolio Class 2	0.00%	0.02%	0.03%	0.01%	0.01%
Focus Value Portfolio Class 3	0.00	0.02	0.03	0.01	0.01

  (3)  The Portfolio's performance figure was increased by 0.56% from gains realized on the disposal of investments in violation of investment restrictions.

See Notes to Financial Statements

SEASONS SERIES TRUST
FINANCIAL HIGHLIGHTS — (continued)

Selected data for a share of beneficial interest outstanding throughout each period

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net invest- ment income	Dividends from net realized gain on investments	Distributions from net return of capital	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000's)	Ratio of expenses to average net assets(2)		Ratio of net investment income to average net assets(2)		Portfolio turnover
Allocation Growth Portfolio Class 3
03/31/07	$11.43	$0.04	$1.26	$1.30	$—	$(0.05)	$—	$(0.05)	$12.68	11.36%	$180,221	0.14	%(1)(3)	0.38	%(1)(3)	9%
03/31/08	12.68	0.16	(0.85)	(0.69)	(0.13)	(0.22)	—	(0.35)	11.64	(5.68)	195,554	0.16		0.52		19
03/31/09	11.64	0.10	(4.64)	(4.54)	(0.33)	(0.79)	—	(1.12)	5.98	(39.60)	103,756	0.16		1.06		21
03/31/10	5.98	0.08	3.09	3.17	(0.29)	—	—	(0.29)	8.86	53.32	135,514	0.17		1.03		6
03/31/11	8.86	0.07	1.25	1.32	(0.10)	—	—	(0.10)	10.08	14.94	137,529	0.17		0.77		23
Allocation Moderate Growth Portfolio Class 3
03/31/07	11.15	0.10	1.08	1.18	—	(0.04)	—	(0.04)	12.29	10.62	259,625	0.13	(1)(3)	0.89	(1)(3)	11
03/31/08	12.29	0.34	(0.80)	(0.46)	(0.12)	(0.16)	—	(0.28)	11.55	(3.98)	428,731	0.14	(3)	1.15	(3)	13
03/31/09	11.55	0.17	(4.14)	(3.97)	(0.21)	(0.33)	—	(0.54)	7.04	(34.57)	387,825	0.15		1.80		25
03/31/10	7.04	0.16	2.92	3.08	(0.28)	(0.01)	—	(0.29)	9.83	44.03	572,697	0.14		1.75		12
03/31/11	9.83	0.11	1.15	1.26	(0.15)	—	—	(0.15)	10.94	12.93	667,862	0.14		1.13		17
Allocation Moderate Portfolio Class 3
03/31/07	10.88	0.15	0.92	1.07	—	(0.05)	—	(0.05)	11.90	9.82	169,941	0.14	(1)(3)	1.38	(1)(3)	17
03/31/08	11.90	0.49	(0.75)	(0.26)	(0.15)	(0.21)	—	(0.36)	11.28	(2.46)	236,123	0.16		1.70		24
03/31/09	11.28	0.21	(3.55)	(3.34)	(0.27)	(0.41)	—	(0.68)	7.26	(29.78)	186,675	0.16		2.27		36
03/31/10	7.26	0.19	2.68	2.87	(0.32)	(0.02)	—	(0.34)	9.79	39.77	263,528	0.15		2.10		17
03/31/11	9.79	0.13	1.02	1.15	(0.18)	—	—	(0.18)	10.76	11.81	328,627	0.15		1.27		13
Allocation Balanced Portfolio Class 3
03/31/07	10.54	0.18	0.76	0.94	—	(0.09)	—	(0.09)	11.39	8.89	82,257	0.19	(1)(3)	1.66	(1)(3)	15
03/31/08	11.39	0.24	(0.32)	(0.08)	(0.15)	(0.15)	—	(0.30)	11.01	(0.81)	122,746	0.19		2.09		23
03/31/09	11.01	0.28	(2.95)	(2.67)	(0.21)	(0.24)	—	(0.45)	7.89	(24.29)	122,808	0.17		2.96		28
03/31/10	7.89	0.24	2.34	2.58	(0.32)	(0.09)	—	(0.41)	10.06	32.92	180,472	0.16		2.60		13
03/31/11	10.06	0.15	0.89	1.04	(0.20)	—	—	(0.20)	10.90	10.37	243,028	0.16		1.49		10

  *  Calculated based upon average shares outstanding

  **  Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total returns would have been lower for each period presented. Total return does include expense reimbursements and reductions.

  (1)  Net of the following expense reimbursements, waivers and (recoupments) (based on average net assets):

03/31/07
Allocation Growth Portfolio Class 3	0.00%
Allocation Moderate Growth Portfolio Class 3	0.00
Allocation Moderate Portfolio Class 3	0.00
Allocation Balanced Portfolio Class 3	0.02

  (2)  Does not include underlying fund expenses that the Portfolios bear indirectly.

  (3)  Gross of Custody Credits of 0.01%

See Notes to Financial Statements

SEASONS SERIES TRUST
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Seasons Series Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the twenty-one portfolios constituting Seasons Series Trust (the "Trust") at March 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Houston, Texas
May 26, 2011

SEASONS SERIES TRUST
TRUSTEES AND OFFICERS INFORMATION (unaudited)

The trustees and executive officers of the Trust, their business addresses, ages and principal occupations for the past five years are set forth below. Unless otherwise noted, the address of each executive officer and trustee is One SunAmerica Center, Los Angeles, California 90067-6022.

Name, Address and Date of Birth	Positions Held With Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee(3)
Independent Trustees
Garrett F. Bouton DOB: October 19, 1944	Trustee	March 2007-Present	Retired (since 2003); Managing Director and CEO, Barclays Global Investors (1996-2003).	56	None.

Carl D. Covitz(4) DOB: March 31, 1939	Trustee	February 2001-Present	Owner and President, Landmark Capital, Inc. (securities broker/dealer) (since 1973).	56	None.

Jane Jelenko DOB: August 19, 1948	Trustee	September 2006-Present	Retired, Partner, KPMG, LLP (since 2005) and Management Director, Bearingpoint, Inc. (formerly KPMG Consulting).	56	Director, Countrywide Bank (2003-2008).

Gilbert T. Ray DOB: September 18, 1944	Trustee	February 2001-Present	Retired Partner, O'Melveny & Myers LLP (since 2000).	56	Director, Advance Auto Parts, Inc. (retail — auto and home supply stores) (since 2002); Director, Wattson Worldwide (services — management consulting services) (2000-2009); Director, DineEquity (since 2004); Director, Diamond Rock Hospitality (since 2005); Director, Towers, Watson & Co. (since 2010).

Allan L. Sher DOB: October 19, 1931	Trustee	January 1997-Present	Retired, Brokerage Executive (since 1992).	56	Director, Bowl America Inc. (1997-Present).

Bruce G. Willison DOB: October 16, 1948	Trustee and Chairman	February 2001-Present	Chairman and CEO, GrandPoint Capital Advisors (since 2009) (investment banking); Professor of Management Anderson School at UCLA (since 2006); Dean, Anderson School at UCLA (1999-2005).	56	Director, Move, Inc. (real estate agents and managers) (since 2003); Director, Healthnet International, Inc. (business services) (since 2000).

Interested Trustee
Jana W. Greer(5) DOB: December 30, 1951	Trustee	February 2001-Present	President (since 1996) and Chief Executive Officer (since 2008), SunAmerica Retirement Markets, Inc., Executive Vice President (since 2001) and Director (since 1999), AIG Retirement Services, Inc.; President (since 2002) and Director (since 1992), SunAmerica Annuity and Life Assurance Company ("SAAL"); Executive Vice President (since 2006) and Director (since 1988), First SunAmerica Life Insurance Company ("FSLIC"); President (since 2006) and Director (since 1988), SunAmerica Life Insurance Company.	56	None.

SEASONS SERIES TRUST
TRUSTEES AND OFFICERS INFORMATION (unaudited) (continued)

Name, Address and Date of Birth	Positions Held With Trust	Length of Time Served		Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee(3)
Officers
John T. Genoy SAAMCo Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311 DOB: November 8, 1968	President	2007-	Present	Chief Financial Officer, SAAMCo (2002-Present); Senior Vice President, SAAMCo (2003-Present); Chief Operating Officer, SAAMCo (2006-Present).	N/A	N/A

Donna M. Handel SAAMCo Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311 DOB: June 25, 1966	Treasurer	2002-	Present	Senior Vice President, SAAMCo (2004-Present).	N/A	N/A

Nori L. Gabert SAAMCo 2929 Allen Parkway Houston, Texas 77019 DOB: August 15, 1953	Vice President and Secretary	2005-	Present	Vice President and Deputy General Counsel, SAAMCo (2005-Present).	N/A	N/A

Gregory N. Bressler SAAMCo Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311 DOB: November 17, 1966	Vice President and Assistant Secretary	2005-	Present	Senior Vice President and General Counsel, SAAMCo (2005-Present).	N/A	N/A

Gregory R. Kingston SAAMCo 2929 Allen Parkway Houston, Texas 77019 DOB: January 18, 1966	Vice President and Assistant Treasurer	2001-	Present	Vice President, SAAMCo (2001-Present).	N/A	N/A

Cynthia A. Gibbons-Skrehot SAAMCo 2929 Allen Parkway Houston, Texas 77019 DOB: December 6, 1967	Vice President and Chief Compliance Officer ("CCO")	2002-	Present	Vice President, SAAMCo (2007-Present); Chief Compliance Officer, SAAMCo (2002-2007).	N/A	N/A

Matthew J. Hackenthal SAAMCo Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311 DOB: December 31, 1971	Anti-Money Laundering Compliance Officer	2006-	Present	Chief Compliance Officer, SAAMCo (2007-Present); Vice President, Credit Suisse Asset Management (2001-2006); Chief Compliance Officer, Credit Suisse Alternative Funds (2005-2006).	N/A	N/A

(1)  Trustees serve until their successors are duly elected and qualified.

(2)  Fund Complex includes the Trust (21 portfolios), SunAmerica Specialty Series (3 funds), SunAmerica Series Trust (35 portfolios), SunAmerica Money Market Funds, Inc. (2 funds), SunAmerica Equity Funds (3 funds), SunAmerica Income Funds (5 funds), SunAmerica Series, Inc. (14 portfolios), Anchor Series Trust (9 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), VALIC Company I (33 funds), VALIC Company II (15 funds), SunAmerica Focused Alpha Growth Fund, Inc. (1 fund) and SunAmerica Focused Alpha Large-Cap Fund, Inc. (1 fund).

(3)  Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

(4)  Mr. Covitz owns passive limited partnership interests in certain private investment funds for which Wellington Management or its affiliates serve as manager and general partner.

(5)  Ms. Greer is considered to be an Interested Trustee, as defined in the 1940 Act, because she serves as President of SunAmerica Retirement Markets, Inc.

Additional information concerning the Trustees and Officers is contained in the Statement of Additional Information and is available without charge by calling (800) 445-SUN2.

SEASONS SERIES TRUST
SHAREHOLDERS TAX INFORMATION (unaudited)

Certain tax information regarding the Seasons Series Trust is required to be provided to the shareholders based upon each Portfolio's income and capital gain distributions for the taxable year ended March 31, 2011.

During the fiscal year ended March 31, 2011, the Portfolios paid the following dividends per share along with the percentage of ordinary income dividends that qualified for the 70% dividends received deduction for corporations:

	Total Dividends	Net Investment Income	Net Short-term Capital Gains*	Net Long-Term Capital Gains	Qualifying % for the 70% Dividends Received Deductions
Multi-Managed Growth - Class 1	$0.12	$0.12	$—	$—	78.09%
Multi-Managed Growth - Class 2	0.09	0.09	—	—	78.09
Multi-Managed Growth - Class 3	0.08	0.08	—	—	78.09
Multi-Managed Moderate Growth - Class 1	0.25	0.25	—	—	24.47
Multi-Managed Moderate Growth - Class 2	0.23	0.23	—	—	24.47
Multi-Managed Moderate Growth - Class 3	0.22	0.22	—	—	24.47
Multi-Managed Income/Equity - Class 1	0.41	0.41	—	—	10.83
Multi-Managed Income/Equity - Class 2	0.39	0.39	—	—	10.83
Multi-Managed Income/Equity - Class 3	0.38	0.38	—	—	10.83
Multi-Managed Income - Class 1	0.37	0.37	—	—	6.17
Multi-Managed Income - Class 2	0.35	0.35	—	—	6.17
Multi-Managed Income - Class 3	0.34	0.34	—	—	6.17
Asset Allocation: Diversified Growth - Class 1	0.30	0.30	—	—	26.46
Asset Allocation: Diversified Growth - Class 2	0.28	0.28	—	—	26.46
Asset Allocation: Diversified Growth - Class 3	0.28	0.28	—	—	26.46
Stock - Class 1	—	—	—	—	—
Stock - Class 2	—	—	—	—	—
Stock - Class 3	—	—	—	—	—
Large Cap Growth - Class 1	0.03	0.03	—	—	100.00
Large Cap Growth - Class 2	0.01	0.01	—	—	100.00
Large Cap Growth - Class 3	0.01	0.01	—	—	100.00
Large Cap Value - Class 1	0.19	0.19	—	—	100.00
Large Cap Value - Class 2	0.18	0.18	—	—	100.00
Large Cap Value - Class 3	0.17	0.17	—	—	100.00
Mid Cap Growth - Class 1	—	—	—	—	—
Mid Cap Growth - Class 2	—	—	—	—	—
Mid Cap Growth - Class 3	—	—	—	—	—
Mid Cap Value - Class 1	0.10	0.10	—	—	100.00
Mid Cap Value - Class 2	0.08	0.08	—	—	100.00
Mid Cap Value - Class 3	0.07	0.07	—	—	100.00
Small Cap - Class 1	—	—	—	—	—
Small Cap - Class 2	—	—	—	—	—
Small Cap - Class 3	—	—	—	—	—
International Equity - Class 1	0.12	0.12	—	—	0.45
International Equity - Class 2	0.11	0.11	—	—	0.45
International Equity - Class 3	0.11	0.11	—	—	0.45

	Total Dividends	Net Investment Income	Net Short-term Capital Gains*	Net Long-Term Capital Gains	Qualifying % for the 70% Dividends Received Deductions
Diversified Fixed Income - Class 1	$0.33	$0.33	$—	$—	—%
Diversified Fixed Income - Class 2	0.31	0.31	—	—	—
Diversified Fixed Income - Class 3	0.31	0.31	—	—	—
Real Return - Class 3	0.11	0.11	—	—	0.01
Cash Management - Class 1	—	—	—	—	—
Cash Management - Class 2	—	—	—	—	—
Cash Management - Class 3	—	—	—	—	—
Focus Growth - Class 1	—	—	—	—	—
Focus Growth - Class 2	—	—	—	—	—
Focus Growth - Class 3	—	—	—	—	—
Focus Value - Class 2	0.23	0.23	—	—	100.00
Focus Value - Class 3	0.23	0.23	—	—	100.00
Allocation Growth - Class 3	0.10	0.10	—	—	66.58
Allocation Moderate Growth - Class 3	0.15	0.15	—	—	37.17
Allocation Moderate - Class 3	0.18	0.18	—	—	27.17
Allocation Balanced - Class 3	0.20	0.20	—	—	19.08

*  Short-term capital gains are treated as ordinary income for tax purposes.

The International Equity Portfolio makes an election under Internal Revenue Code Section 855 to pass through foreign taxes paid by the Portfolio to its shareholders.The total amount of foreign taxes passed through to the shareholders for the fiscal year ended March 31, 2011 was $484,843. The gross foreign source income for information reporting is $8,059,804.

SEASONS SERIES TRUST
INDIVIDUAL PORTFOLIO REVIEWS (unaudited)

To help you better understand the investment management of the Seasons family of variable annuities, we have included on the following pages investment comments regarding the 21 investment portfolios of the Season SeriesTrust:

Seasons Strategies

1.  Multi-Managed Growth Portfolio

2.  Multi-Managed Moderate Growth Portfolio

3.  Multi-Managed Income/Equity Portfolio

4.  Multi-Managed Income Portfolio

5.  Asset Allocation: Diversified Growth Portfolio

6.  Stock Portfolio

Seasons Select Portfolios

7.  Large Cap Growth Portfolio

8.  Large Cap Value Portfolio

9.  Mid Cap Growth Portfolio

10.  Mid Cap Value Portfolio

11.  Small Cap Portfolio

12.  International Equity Portfolio

13.  Diversified Fixed Income Portfolio

14.  Real Return Portfolio

15.  Cash Management Portfolio

Seasons Focused Portfolios

16.  Focus Growth Portfolio

17.  Focus Value Portfolio

Seasons Managed Allocation Portfolios

18.  Allocation Growth Portfolio

19.  Allocation Moderate Growth Portfolio

20.  Allocation Moderate Portfolio

21.  Allocation Balanced Portfolio

Asset allocations for each Strategy, as shown in your prospectus, represent a "neutral asset allocation mix"; actual allocations may vary based on performance and the money managers' evaluation of market conditions. For more information on the composition of the Seasons Strategies as well as their underlying portfolios, please refer to your prospectus

Seasons Select Portfolios (except Cash Management Portfolio) are two-thirds actively managed, one-third passively managed.The one-third passive management is designed to replicate the performance of the appropriate index. Each of the remaining thirds is actively managed by experts who bring their knowledge and experience to the security selection and asset allocation processes.

The Focused Portfolios invest in a highly concentrated group of securities hand-picked by leading money managers from investment opportunities in specific industries and market sectors. Although this concentrated approach offers potentially higher returns, it also comes with potentially higher risk.

In the following pages, we have also included graphs that compare the portfolio's performance with certain market indices. These graphs show the hypothetical growth of a $10,000 investment in the Seasons Series Trust portfolio versus the same $10,000 investment in comparable market indices, from the portfolio's inception date through March 31, 2011. Importantly, such indexes represent "paper" portfolios and do not reflect the costs and expenses of actual investing. Descriptions of these market indices are provided next to the individual graphs.

Please note that the graphs and tables that accompany the following investment comments show the performance of the portfolio at the Seasons Series Trust level. The returns shown represent Class 1 shares, unless otherwise noted, and include all trust expenses, but no insurance company expenses associated with the variable annuity contract, and no contingent deferred sales charge. The returns for Class 2 and Class 3 shares differ from Class 1 only to the extent that Class 2 and Class 3 shares are subject to 12b-1 fees. All dividends are assumed to be reinvested. No expenses are deducted from the performance of the indices.

Market indices referenced are unmanaged. You cannot invest directly in an index. Investments in stocks and bonds are subject to risk, including stock market and interest-rate fluctuations. Investments in non-U.S. stocks are subject to additional risks, including political and social instability, differing securities regulations and accounting standards, and limited public information. Mortgage-backed securities are subject to prepayment, which can result in reinvestment of principal at lower yields. Money market instruments generally offer stability and income, but an investment in these securities, like investments in other portfolios, is not guaranteed by the U.S. government or any other entity. Lower rated high yield, high-risk securities generally involve more credit risk. These securities may also be subject to greater market price fluctuations than lower yielding, higher rated debt securities. The common stocks of medium-sized companies may be more volatile than those of larger, more established companies. Investing in real estate involves special risks, which may not be associated with investing in stocks, including possible declines in real estate values, adverse economic conditions, and changes in interest rates. Investments in small capitalization and emerging growth companies involve greater than average risk. Such securities may have limited marketability and the issuers may have limited product lines, markets and financial resources. The value of such investments may fluctuate more widely than investments in larger, more established companies. The technology industry can be significantly affected by obsolescence, short product cycles, falling prices and profits, and competition from new market participants. Funding choices that primarily invest in one sector are more volatile than those that diversify across many industry sectors and companies.

Multi-Managed Growth Portfolio Class 1 (unaudited)

Investment Objective:	Long-term growth of capital

Portfolio Managers:	SunAmerica Asset Management Corp. Janus Capital Management, LLC Wellington Management Company, LLP Lord, Abbett & Co., LLC PineBridge Investments, LLC

Growth of a $10,000 Investment

Multi-Managed Growth Portfolio
Average Annual Total Returns as of 03/31/11

	Class 1*	Class 2*	Class 3*
1-Year	11.89%	11.64%	11.51%
5-Year	5.67%	5.51%	5.39%
10-Year	4.59%	4.43%	N/A
Since Inception	7.88%	1.59%	8.32%

* Inception date for Class 1: 4/15/97; Class 2: 10/16/00; Class 3: 11/11/02

1 The S&P 500® Index is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

2 The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.

3 Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, and generally represents less than 10% of the total market capitalization of the Russell 3000® Index.

4 The Barclays Capital U.S. Aggregate Bond Index provides a broad view of the performance of the U.S. fixed income market.

5 The Blended Benchmark Index consists of 51% Russell 1000® Index, 27% Barclays Capital U.S. Aggregate Bond Index, 20% Russell 2000® Index, and 2% U.S.Treasury Bills.

Treasury bills are short-term securities with maturities of one year or less issued by the U.S. government.

Note:The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.sunamerica.com for performance data current to the most recent month-end.

Multi-Managed Growth

The Multi-Managed Growth Portfolio — Class 1 shares posted a return of 11.89% for the twelve-month period ending March 31, 2011, trailing the 15.65% advance for the S&P 500 Index and the 15.35% gainfor the blended benchmark, which is comprised of 51% Russell 1000 Index/20% Russell 2000 Index/27% Barclays Capital U.S. Aggregate Bond Index/2% U.S. Treasury Bills.

Within the Portfolio component managed by Lord Abbett & Co., LLC, the underperformance was primarily driven by negative stock selection within the financials, information technology and health care sectors. Within the financials sector, Goldman Sachs Group and Bank of America Corp. drove the sector's negative stock selection. Monster Worldwide Inc. was the largest detractor from relative performance within the information technology sector while Human Genome Science detracted most within the health care sector. The pro-cyclical positioning, which included a relative overweight within the materials sector, aided performance during the fiscal year. Stock selection within the industrials sector also contributed to the portfolio component's relative performance. Potash Corp. was the largest relative contributor within this sector.

Within the Portfolio component managed by Janus Capital Management, LLC, stock selection in industrials and health care sectors were the largest detractors from performance. At the security level, Research In Motion underperformed significantly due to concerns around competitive pressures and the position was sold during the reporting period. Bank of America was one of the top detractors. Apple remained a top position and continued to perform well as a strong durable franchise with ability to win in various economic environments. Enterprise software company Oracle also rose as the company has demonstrated a successful execution on its acquisition of Sun Microsystems with a potential to offer more compelling products.

Past performance is no guarantee of future results. Securities listed may or may not be a part of current portfolio construction.

Multi-Managed Growth Portfolio Class 1 (unaudited) (continued)

Within the Portfolio component managed by SunAmerica Asset Management Corp., stock selection among healthcare, industrial and materials companies helped relative performance. An overweight in energy also boosted returns, as did an underweight in healthcare. Detracting from performance was weak contribution from holdings within the information technology and consumer discretionary sectors, a 5% average cash position and an underweight in materials. Titan International Inc., Alexion Pharmaceuticals Inc., Kodiak Oil & Gas Corp., Ariba Inc. and Syniverse Holdings Inc. performed well during the period, but gains were limited by positions in DJSP Enterprises Inc., NuVasive Inc., TeleCommunications Systems Inc., DG FastChannel Inc. and Lazard Ltd.

Within the Portfolio component managed by Wellington Management Company, LLP, an overweight exposure to the commercial mortgage-backed securities (CMBS), investment grade credit and U.S. mortgage backed sectors were the primary drivers of outperformance. Within the U.S. mortgage backed allocation, exposure to non-agency MBS was the primary contributor. An opportunistic position in the high yield sector also helped relative results. Security selection within the investment grade credit sector aided relative performance, specifically among financial and industrials issuers.

Within the Portfolio component managed by PineBridge Investments, LLC, overweights in the spread sectors such as high-yield proved beneficial as spread sectors continued to rally driven by abundant liquidity and improvements in the economy. Specifically, these positions provided the added yield that led to outperformance relative to the benchmark. Overall sector selection provided positive contribution to relative performance for the period. Mortgage backed securities and bank and finance exposures both provided positive returns. Conversely, industrials and electric utilities proved to be a drag on performance for the period. Security selection was a strong contributor to the returns for the year. Specific commercial mortgage backed securities and U.S. Treasury notes boosted performance. Negative performance was realized by specific asset backed securities, U.S. Treasury notes and Lithuanian sovereign debt.

Past performance is no guarantee of future results. Securities listed may or may not be a part of current portfolio construction.

Multi-Managed Moderate Growth Portfolio Class 1 (unaudited)

Investment Objective:	Long-term growth, with capital preservation as a secondary objective

Portfolio Managers:	SunAmerica Asset Management Corp. Janus Capital Management, LLC Wellington Management Company, LLP Lord, Abbett & Co., LLC PineBridge Investments, LLC

Growth of a $10,000 Investment

Multi-Managed Moderate Growth Portfolio
Average Annual Total Returns as of 03/31/11

	Class 1*	Class 2*	Class 3*
1-Year	10.19%	10.10%	9.88%
5-Year	5.74%	5.58%	5.46%
10-Year	4.65%	4.49%	N/A
Since Inception	7.46%	2.42%	7.43%

* Inception date for Class 1: 4/15/97; Class 2: 10/16/00; Class 3: 11/11/02

1 The S&P 500® Index is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

2 The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.

3 Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, and generally represents less than 10% of the total market capitalization of the Russell 3000® Index.

4 The Barclays Capital U.S. Aggregate Bond Index provides a broad view of the performance of the U.S. fixed income market.

5 The Blended Benchmark Index consists of 37.9% Russell 1000® Index, 42.3% Barclays Capital U.S. Aggregate Bond Index, 18% Russell 2000® Index, and 1.8% U.S.Treasury Bills.

Treasury bills are short-term securities with maturities of one year or less issued by the U.S. government.

Note:The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.sunamerica.com for performance data current to the most recent month-end.

Multi-Managed Moderate Growth

The Multi-Managed Moderate Growth Portfolio — Class 1 shares posted a return of 10.19% for the twelve-month period ending March 31, 2011, trailing the 15.65% advance for the S&P 500 Index and 13.48% gain for the blended benchmark, which is comprised of 37.9% Russell 1000 Index/18% Russell 2000 Index/42.3% Barclays Capital U.S. Aggregate Bond Index/1.8% U.S. Treasury Bills.

Within the Portfolio component managed by Lord Abbett & Co., LLC, the underperformance was primarily driven by negative stock selection within the financials, information technology and health care sectors. Within the financials sector, Goldman Sachs Group and Bank of America Corp. drove the sector's negative stock selection. Monster Worldwide Inc. was the largest detractor from relative performance within the information technology sector while Human Genome Science detracted most within the health care sector. The pro-cyclical positioning, which included a relative overweight within the materials sector, aided performance during the fiscal year. Stock selection within the industrials sector also contributed to the portfolio component's relative performance. Potash Corp. was the largest relative contributor within this sector.

Past performance is no guarantee of future results. Securities listed may or may not be a part of current portfolio construction.

Multi-Managed Moderate Growth Portfolio Class 1 (unaudited) (continued)

Within the Portfolio component managed by Janus Capital Management, LLC, stock selection in industrials and health care sectors were largest detractors from performance. At the security level, Research In Motion underperformed significantly due to concerns around competitive pressures and the position was sold during the reporting period. Bank of America was one of the top detractors. Apple remained a top position and continued to perform well as a strong durable franchise with ability to win in various economic environments. Enterprise software company Oracle also rose as the company has demonstrated a successful execution on its acquisition of Sun Microsystems with a potential to offer more compelling products.

Within the Portfolio component managed by SunAmerica Asset Management Corp., stock selection among healthcare, industrial and materials companies helped relative performance. An overweight in energy also boosted returns, as did an underweight in healthcare. Detracting from performance was weak contribution from holdings within the information technology and consumer discretionary sectors, a 5% average cash position and an underweight in materials. Titan International Inc., Alexion Pharmaceuticals Inc., Kodiak Oil & Gas Corp., Ariba Inc. and Syniverse Holdings Inc. performed well during the period, but gains were limited by positions in DJSP Enterprises Inc., NuVasive Inc., TeleCommunications Systems Inc., DG FastChannel Inc. and Lazard Ltd.

Within the Portfolio component managed by Wellington Management Company, LLP, an overweight exposure to the commercial mortgage-backed securities (CMBS), investment grade credit and U.S. mortgage backed sectors were the primary drivers of outperformance. Within the U.S. mortgage backed allocation, exposure to non-agency MBS was the primary contributor. An opportunistic position in the high yield sector also helped relative results. Security selection within the investment grade credit sector aided relative performance, specifically among financial and industrials issuers.

Within the Portfolio component managed by PineBridge Investments, LLC, overweights in the spread sectors such as high-yield proved beneficial as spread sectors continued to rally driven by abundant liquidity and improvements in the economy. Specifically, these positions provided the added yield that led to outperformance relative to the benchmark. Overall sector selection provided positive contribution to relative performance for the period. Mortgage backed securities and bank and finance exposures both provided positive returns. Conversely, industrials and electric utilities proved to be a drag on performance for the period. Security selection was a strong contributor to the returns for the year. Specific commercial mortgage backed securities and U.S. Treasury notes boosted performance. Negative performance was realized by specific asset backed securities, U.S. Treasury notes and Lithuanian sovereign debt.

Past performance is no guarantee of future results. Securities listed may or may not be a part of current portfolio construction.

Multi-Managed Income/Equity Portfolio Class 1 (unaudited)

Investment Objective:	Conservation of principal while maintaining some potential for long-term growth of capital

Portfolio Managers:	Janus Capital Management, LLC Wellington Management Company, LLP Lord, Abbett & Co., LLC PineBridge Investments, LLC

Growth of a $10,000 Investment

Multi-Managed Income/Equity Portfolio
Average Annual Total Returns as of 03/31/11

	Class 1*	Class 2*	Class 3*
1-Year	7.19%	7.02%	6.95%
5-Year	6.17%	6.02%	5.91%
10-Year	5.09%	4.93%	N/A
Since Inception	6.82%	4.01%	6.43%

* Inception date for Class 1: 4/15/97; Class 2: 10/16/00; Class 3: 11/11/02

1 The S&P 500® Index is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

2 The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.

3 The Barclays Capital U.S. Aggregate Bond Index provides a broad view of the performance of the U.S. fixed income market.

4 The Blended Benchmark Index consists of 33.4% Russell 1000® Index, 63.8% Barclays Capital U.S. Aggregate Bond Index, and 2.8% U.S.Treasury Bills.

Treasury bills are short-term securities with maturities of one year or less issued by the U.S. government.

Note:The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.sunamerica.com for performance data current to the most recent month-end.

Multi-Managed Income/Equity

The Multi-Managed Income/Equity Portfolio — Class 1 shares posted a return of 7.19% for the twelve-month period ending March 31, 2011, compared to a 15.65% advance for the S&P 500 Index, and a gain of 5.12% for the Barclays Capital U.S. Aggregate Bond Index. The blended benchmark, comprising approximately 33% equity and 67% bond indexes, returned 9.14% for the period.

Within the Portfolio component managed by Lord Abbett & Co., LLC, the underperformance was primarily driven by negative stock selection within the financials, information technology and health care sectors. Within the financials sector, Goldman Sachs Group and Bank of America Corp. drove the sector's negative stock selection. Monster Worldwide Inc. was the largest detractor from relative performance within the information technology sector while Human Genome Science detracted most within the health care sector. The pro-cyclical positioning, which included a relative overweight within the materials sector, aided performance during the fiscal year. Stock selection within the industrials sector also contributed to the portfolio component's relative performance. Potash Corp. was the largest relative contributor within this sector.

Within the Portfolio component managed by Janus Capital Management, LLC, stock selection in industrials and health care sectors were largest detractors from performance. At the security level, Research In Motion underperformed significantly due to concerns around competitive pressures and the position was sold during the reporting period. Bank of America was one of the top detractors. Apple remained a top position and continued to perform well as a strong durable franchise with ability to win in various economic environments. Enterprise software company Oracle also rose as the company has demonstrated a successful execution on its acquisition of Sun Microsystems with a potential to offer more compelling products.

Past performance is no guarantee of future results. Securities listed may or may not be a part of current portfolio construction.

Multi-Managed Income/Equity Portfolio Class 1 (unaudited) (continued)

Within the Portfolio component managed by Wellington Management Company, LLP, an overweight exposure to the commercial mortgage-backed securities (CMBS), investment grade credit and U.S. mortgage backed sectors were the primary drivers of outperformance. Within the U.S. mortgage backed allocation, exposure to non-agency MBS was the primary contributor. An opportunistic position in the high yield sector also helped relative results. Security selection within the investment grade credit sector aided relative performance, specifically among financial and industrials issuers.

Within the Portfolio component managed by PineBridge Investments, LLC, overweights in the spread sectors such as high-yield proved beneficial as spread sectors continued to rally driven by abundant liquidity and improvements in the economy. Specifically, these positions provided the added yield that led to outperformance relative to the benchmark. Overall sector selection provided positive contribution to relative performance for the period. Mortgage backed securities and bank and finance exposures both provided positive returns. Conversely, industrials and electric utilities proved to be a drag on performance for the period. Security selection was a strong contributor to the returns for the year. Specific commercial mortgage backed securities and U.S. Treasury notes boosted performance. Negative performance was realized by specific asset backed securities, U.S. Treasury notes and Lithuanian sovereign debt.

Past performance is no guarantee of future results. Securities listed may or may not be a part of current portfolio construction.

Multi-Managed Income Portfolio Class 1 (unaudited)

Investment Objective:	Capital preservation

Portfolio Managers:	Janus Capital Management, LLC Wellington Management Company, LLP Lord, Abbett & Co., LLC PineBridge Investments, LLC

Growth of a $10,000 Investment

Multi-Managed Income Portfolio
Average Annual Total Returns as of 03/31/11

	Class 1*	Class 2*	Class 3*
1-Year	5.87%	5.72%	5.56%
5-Year	6.33%	6.16%	6.05%
10-Year	5.26%	5.10%	N/A
Since Inception	6.42%	4.83%	5.76%

* Inception date for Class 1: 4/15/97; Class 2: 10/16/00; Class 3: 11/11/02

1 The S&P 500® Index is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

2 The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.

3 The Barclays Capital U.S. Aggregate Bond Index provides a broad view of the performance of the U.S. fixed income market.

4 The Blended Benchmark Index consists of 17.35% Russell 1000® Index, 80.95% Barclays Capital U.S. Aggregate Bond Index, and 1.7% U.S.Treasury Bills.

Treasury bills are short-term securities with maturities of one year or less issued by the U.S. government.

Note:The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.sunamerica.com for performance data current to the most recent month-end.

Multi-Managed Income

The Multi-Managed Income Portfolio — Class 1 shares posted a return of 5.87% for the twelve-month period ending March 31, 2011, compared to a 15.65% advance for the S&P 500 Index, and a gain of 5.12% for the Barclays Capital U.S. Aggregate Bond Index. The blended benchmark, comprising approximately 17% equity and 83% bond indexes, returned 7.23% for the period.

Within the Portfolio component managed by Lord Abbett & Co., LLC, the underperformance was primarily driven by negative stock selection within the financials, information technology and health care sectors. Within the financials sector, Goldman Sachs Group and Bank of America Corp. drove the sector's negative stock selection. Monster Worldwide Inc. was the largest detractor from relative performance within the information technology sector while Human Genome Science detracted most within the health care sector. The pro-cyclical positioning, which included a relative overweight within the materials sector, aided performance during the fiscal year. Stock selection within the industrials sector also contributed to the portfolio component's relative performance. Potash Corp. was the largest relative contributor within this sector.

Within the Portfolio component managed by Janus Capital Management, LLC, stock selection in industrials and health care sectors were the largest detractors from performance. At the security level, Research In Motion underperformed significantly due to concerns around competitive pressures and the position was sold during the reporting period. Bank of America was one of the top detractors. Apple remained a top position and continued to perform well as a strong durable franchise with ability to win in various economic environments. Enterprise software company Oracle also rose as the company has demonstrated a successful execution on its acquisition of Sun Microsystems with a potential to offer more compelling products.

Past performance is no guarantee of future results. Securities listed may or may not be a part of current portfolio construction.

Multi-Managed Income Portfolio Class 1 (unaudited) (continued)

Within the Portfolio component managed by Wellington Management Company, LLP, an overweight exposure to the commercial mortgage-backed securities (CMBS), investment grade credit and U.S. mortgage backed sectors were the primary drivers of outperformance. Within the U.S. mortgage backed allocation, exposure to non-agency MBS was the primary contributor. An opportunistic position in the high yield sector also helped relative results. Security selection within the investment grade credit sector aided relative performance, specifically among financial and industrials issuers. An underweight to U.S. Agencies detracted modestly as did the component's currency positions. The component's duration and yield curve positioning also detracted. During the period, the component used Treasury futures to manage duration and yield curve positioning, and also used currency forward contracts to implement non-U.S. rate and currency positions. The component's use of currency forwards to implement currency positions detracted from results, specifically a short Australian Dollar and a short Yen position negatively impacted performance.

Within the Portfolio component managed by PineBridge Investments LLC, overweights in the spread sectors such as high-yield proved beneficial as spread sectors continued to rally driven by abundant liquidity and improvements in the economy. Specifically, these positions provided the added yield that led to outperformance relative to the Barclays Capital U.S. Aggregate Bond Index benchmark. Overall sector selection provided positive contribution to relative performance for the period. Mortgage backed securities and bank and finance exposures both provided positive returns. Conversely, industrials and electric utilities proved to be a drag on performance for the period. Security selection was a strong contributor to the returns for the year. Specific commercial mortgage backed securities and U.S. Treasury notes boosted performance. Negative performance was realized by specific asset backed securities, U.S. Treasury notes and Lithuanian sovereign debt.

Past performance is no guarantee of future results. Securities listed may or may not be a part of current portfolio construction.

Asset Allocation: Diversified Growth Portfolio Class 1 (unaudited)

Investment Objective:	Capital appreciation

Portfolio Manager:	Putnam Investment Management, LLC

Growth of a $10,000 Investment

Asset Allocation: Diversified Growth Portfolio
Average Annual Total Returns as of 03/31/11

	Class 1*	Class 2*	Class 3*
1-Year	13.94%	13.65%	13.71%
5-Year	3.55%	3.40%	3.29%
10-Year	3.89%	3.74%	N/A
Since Inception	4.71%	2.51%	6.72%

* Inception date for Class 1: 4/15/97; Class 2: 10/16/00; Class 3: 11/11/02

1 The S&P 500® Index is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

2 The Russell 3000® Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

3 The Barclays Capital U.S. Aggregate Bond Index provides a broad view of the performance of the U.S. fixed income market.

4 The Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) Index (net) (Europe, Australasia, Far East) is a free floating-adjusted market capitalization index that is designed to measure developed market equity performance. The index is comprised of securities from 22 developed markets, excluding U.S. and Canada.

5 The Blended Benchmark Index consists of 60% Russell 3000 Index, 15% Barclays Capital U.S. Aggregate Bond Index, 15% MSCI EAFE Index (net), 5% JP Morgan Developed High Yield Index and 5% MSCI Emerging Markets Index (net).

6 The JP Morgan Developed High Yield Index is designed to mirror the investable universe of the US dollar developed high yield corporate debt market, including domestic and international issues. International issues are comprised of only developed market issues.

7 The Morgan Stanley Capital International (MSCI) Emerging Markets Index (net)SM measures the performance of companies representative of the market structure of 21 emerging market countries in Europe, Latin America, and the Pacific basin.The MSCI Emerging Markets Index (net)SM excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

Note:The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.sunamerica.com for performance data current to the most recent month-end.

Asset Allocation: Diversified Growth

The Asset Allocation: Diversified Growth Portfolio — Class 1 shares returned 13.94% for the 12-month period ending March 31, 2011, compared to a 17.41% return by the Russell 3000 Index and a 14.73% gain for the blended benchmark.

Contributing most to relative performance during the period was a greater exposure, relative to the benchmark, to domestic small cap growth and value strategies. The Portfolio's largest position was in U.S. large cap equities, but a significant underweight in this category versus the benchmark detracted from relative results. Within U.S. large cap stocks, seven sectors contributed positively to relative results, led by the healthcare and technology sectors.

Detracting most from the Portfolio's relative results was security selection and an overweight allocation to international core and international value developed equity, two categories that underperformed.

Past performance is no guarantee of future results. Securities listed may or may not be a part of current portfolio construction.

Asset Allocation: Diversified Growth Portfolio Class 1 (unaudited) (continued)

During the period equity index futures were used to gain exposure to small cap U.S. stocks using Russell 2000 Index futures, and European stocks using Euro Stoxx 50 Index futures. Total return swaps were used to access emerging equity markets. Both were additive to performance. On the other hand, interest rate futures were used to manage duration and that hurt performance. The portfolio hedged overweight exposures to foreign currency, including the Euro and British Pound, using currency forwards. Since these currencies rallied, the forward contracts produced losses offsetting the gains in the portfolio's underlying currency exposures.

Past performance is no guarantee of future results. Securities listed may or may not be a part of current portfolio construction.

Stock Portfolio Class 1 (unaudited)

Investment Objective:	Long-term capital appreciation, with a secondary objective of increasing dividend income

Portfolio Manager:	T. Rowe Price Associates, Inc.

Growth of a $10,000 Investment

Stock Portfolio
Average Annual Total Returns as of 03/31/11

	Class 1*	Class 2*	Class 3*
1-Year	17.57%	17.40%	17.24%
5-Year	3.98%	3.82%	3.71%
10-Year	4.58%	4.42%	N/A
Since Inception	7.21%	2.34%	7.64%

* Inception date for Class 1: 4/15/97; Class 2: 10/16/00; Class 3: 11/11/02

1 The S&P 500® Index is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

Note:The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.sunamerica.com for performance data current to the most recent month-end.

Stock

The Stock Portfolio — Class 1 shares returned 17.57% for the twelve-month period ending March 31, 2011, compared to a return of 15.65% for the S&P 500 Index.

Stock selection was the main reason for relative outperformance, but sector allocation was also notably positive. Information technology, financials, and consumer discretionary were the leading outperformers. Energy and telecommunication services were the primary detractors.

Information technology was the overwhelming leading contributor to relative outperformance, driven by stock selection. Baidu, owner of China's most popular online search engine, and Apple contributed positively to performance. Limiting exposure to several significant benchmark holdings that underperformed, including Cisco Systems, Microsoft and Hewlett-Packard, also benefited results.

The financials sector contributed to outperformance due to significant underweighting of the worst performer in the benchmark for the period. Consumer discretionary outperformed, largely due to stock selection. Internet retailer Amazon.com was among the top overall contributors to performance.

Energy was by far the leading detractor from performance, due to stock selection and an underweighting of the top performer in the S&P 500 Index. Brazilian oil producer Petroleo Brasileiro trailed its peers and the Portfolio eliminated its position. Natural gas and oil producer EOG Resources was hurt by falling natural gas prices. The company cut production forecasts for gas and said it would focus on the more lucrative oil business.

Past performance is no guarantee of future results. Securities listed may or may not be a part of current portfolio construction.

Large Cap Growth Portfolio Class 1 (unaudited)

Investment Objective:	Long-term growth of capital

Portfolio Managers:	Goldman Sachs Asset Management, L.P. Janus Capital Management, LLC SunAmerica Asset Management Corp.

Growth of a $10,000 Investment

Large Cap Growth Portfolio
Average Annual Total Returns as of 03/31/11

	Class 1*	Class 2*	Class 3*
1-Year	11.45%	11.12%	10.99%
5-Year	2.96%	2.79%	2.66%
10-Year	2.75%	2.58%	N/A
Since Inception	1.84%	–0.51%	6.59%

* Inception date for Class 1: 2/8/99; Class 2: 10/16/00; Class 3: 11/11/02

1 The S&P 500® Growth Index is constructed by measuring growth and value characteristics of the constituents of the S&P 500® Index across seven factors including: earnings-per-share growth rate, sales-per-share growth rate, internal growth rate, book-to-price ratio, cash flow-to-price ratio, sales-to-price ratio and dividend yield. The index is comprised of stocks identified as pure growth, plus a portion of the market capitalization of stocks that are neither classified as pure growth nor pure value. The style index series is unmanaged and market capitalization weighted.

Note:The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.sunamerica.com for performance data current to the most recent month-end.

Large Cap Growth

The Large Cap Growth Portfolio — Class 1 shares returned 11.45% for the 12-month period ending March 31, 2011, compared to a 16.56% return for the S&P 500® Growth Index.

Approximately a third of the Portfolio is passively managed to match the performance of U.S. large cap growth stocks.

Within the Portfolio component managed by Janus Capital Management, LLC, stock selection in energy, industrials and health care were among the top detractors from relative results, while holdings in materials contributed to relative performance. The top overall detractors included holdings Research In Motion and Cisco Systems, two information technology companies that strongly underperformed during the period. Top overall contributors were Apple and Ivanhoe Mines. Apple continued to perform well and has demonstrated ability to win in various economic environments. Mining company Ivanhoe Mines also performed strongly. Ivanhoe has one of the largest new copper discoveries in close proximity to China, which may place Ivanhoe in a strong position to benefit from China's growth.

Within the Portfolio component managed by Goldman Sachs Asset Management, L.P., weaker stock selection within the consumer discretionary sector and an underweight in industrials detracted from relative performance, even as stock selection results within the Energy and information technology sectors were favorable. Key detractors from performance in the consumer discretionary sector included Staples, Inc. and Iron Mountain, Inc. in the industrials sector. The overall top detractor in the component was Baxter International, Inc. Key contributors to performance in the energy sector included Halliburton Co., while the leading contributor to performance within the information technology sector was Hewlett-Packard Co. The overall top contributor in the component was CB Richard Ellis Group, Inc.

Past performance is no guarantee of future results. Securities listed may or may not be a part of current portfolio construction.

Large Cap Value Portfolio Class 1 (unaudited)

Investment Objective:	Long-term growth of capital

Portfolio Managers:	T. Rowe Price Associates, Inc. Wellington Management Company, LLP SunAmerica Asset Management Corp.

Growth of a $10,000 Investment

Large Cap Value Portfolio
Average Annual Total Returns as of 03/31/11

	Class 1*	Class 2*	Class 3*
1-Year	14.89%	14.74%	14.57%
5-Year	3.30%	3.15%	3.03%
10-Year	4.30%	4.14%	N/A
Since Inception	5.08%	4.59%	7.71%

* Inception date for Class 1: 2/8/99; Class 2: 10/16/00; Class 3: 11/11/02

1 The S&P 500® Value Index is constructed by measuring growth and value characteristics of the constituents of the S&P 500® Index across seven factors including: earnings-per-share growth rate, sales-per-share growth rate, internal growth rate, book-to-price ratio, cash flow-to-price ratio, sales-to-price ratio and dividend yield. The index is comprised of stocks identified as pure value, plus a portion of the market capitalization of stocks that are neither classified as pure growth nor pure value. The style index series is unmanaged and market capitalization weighted.

Note:The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.sunamerica.com for performance data current to the most recent month-end.

Large Cap Value

The Large Cap Value Portfolio — Class 1 shares returned 14.89% for the 12-month period ending March 31, 2011, compared to a 14.79% return for the S&P 500® Value Index.

Approximately a third of the Portfolio is passively managed to match the performance of the S&P 500 Value Index.

Within the Portfolio component managed by T. Rowe Price Associates, Inc., the leading contribution to return relative to the benchmark came from an underweight position in the lagging financials and consumer staples sectors, and strong results from financials holdings American Express Co. and Legg Mason, Inc., and consumer staples company Hershey Co. The Portfolio also benefited from favorable results in industrials and business services stocks, led by Honeywell International, Inc. and Cooper Industries PLC. Unfavorable stock selection results in selected sectors were the leading performance detractors for the period. Holdings in oil, gas, and consumable fuels drove relative underperformance in the energy sector. Electric utilities holdings held back results in utilities, and the lack of exposure to health care providers and services, one of the sector's best-performing industries, hurt relative returns.

Within the Portfolio component managed by Wellington Management Company, LLP, stock selection was the primary driver of outperformance during the period. Stock selection was particularly strong within the industrials, energy, and consumer discretionary sectors. Negative stock selection within the consumer staples, health care, and utilities sectors detracted from relative results. Overall, sector allocation did not have a material effect on relative performance. Positive results from an overweight to the materials sector and an underweight to both the financials and utilities sectors offset negative results from an overweight to the information technology sector and underweight positioning within the energy and telecommunication services sectors. Among the top contributors to relative performance included industrials names European Aeronautic Defense and Space Co. and Harsco Corp. Within energy, holdings in Baker Hughes, Inc. and Weatherford International, Ltd. contributed. Consumer discretionary name CBS Corp., was the top relative contributor overall. Not holding underperforming benchmark component Wal-Mart Stores, Inc. helped relative results. Among the top detractors from relative performance included consumer staples name Dean Foods Co., health care name Teva Pharmaceutical Industries, Ltd., and utilities company Entergy Corp. Information technology companies Cisco Systems, Inc. and Microsoft Corp. also underperformed. Not holding strong performing benchmark components Exxon Mobil Corp. and Verizon Communications, Inc. hurt relative results.

Past performance is no guarantee of future results. Securities listed may or may not be a part of current portfolio construction.

Mid Cap Growth Portfolio Class 1 (unaudited)

Investment Objective:	Long-term growth of capital

Portfolio Managers:	T. Rowe Price Associates, Inc. Wellington Management Company, LLP SunAmerica Asset Management Corp.

Growth of a $10,000 Investment

Mid Cap Growth Portfolio
Average Annual Total Returns as of 03/31/11

	Class 1*	Class 2*	Class 3*
1-Year	27.12%	26.99%	26.76%
5-Year	5.53%	5.37%	5.26%
10-Year	7.90%	7.75%	N/A
Since Inception	8.14%	4.49%	11.61%

* Inception date for Class 1: 2/8/99; Class 2: 10/16/00; Class 3: 11/11/02

1 Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.The stocks are also members of the Russell 1000® Growth index.

Note:The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.sunamerica.com for performance data current to the most recent month-end.

Mid Cap Growth

The Mid Cap Growth Portfolio — Class 1 shares delivered a return of 27.12% for the 12-month period ending March 31, 2011, compared to a 26.60% return for the Russell Midcap Growth Index.

Approximately a third of the Portfolio is passively managed to match the performance of U.S. mid cap growth stocks.

Within the Portfolio component managed by T. Rowe Price Associates, Inc., stock selection was positive and sector allocation had limited impact. The information technology, energy, and industrials and business services sectors helped relative results, while financials and consumer discretionary detracted. Stock selection in information technology contributed favorably, especially in the internet software and services industry. Among the top contributors were Sina, Rackspace, and McAfee. Stock selection in energy and industrials and business services also boosted relative results. Leading contributors included holdings Concho Resources and Peabody Energy, Core Laboratories, Fluor, and Delta Airlines. Financials and consumer discretionary were areas of relative weakness, as holdings Northern Trust, CBOE Holdings, Green Dot, and DeVry underperformed.

Within the Portfolio component managed by Wellington Management Company, LLP, strong stock selection was the primary driver of performance, especially in the information technology and consumer staples sectors. Negative stock selection within the financials, consumer discretionary and health care sectors detracted from relative results. Among the top contributors to performance were information technology names Riverbed Technology, Skyworks Solutions, and Acme Packet and within consumer staples, Green Mountain Coffee. The top detractors included information technology names GSI Commerce, Sanmina SCI, and Atheros Communications, consumer discretionary companies Strayer Education and DreamWorks Animation, and financials name Genworth Financial. Sector allocation, a fallout of the bottom up stock selection process, did not have a material effect on performance. The component benefited from an overweight position in the information technology and consumer discretionary sectors, and an underweight to the financials sector. However, these positive results were offset by negative allocation effects resulting from an underweight to the energy sector and a modest cash position.

Past performance is no guarantee of future results. Securities listed may or may not be a part of current portfolio construction.

Mid Cap Value Portfolio Class 1 (unaudited)

Investment Objective:	Long-term growth of capital

Portfolio Managers:	Goldman Sachs Asset Management, L.P. Lord, Abbett & Co., LLC SunAmerica Asset Management Corp.

Growth of a $10,000 Investment

Mid Cap Value Portfolio
Average Annual Total Returns as of 03/31/11

	Class 1*	Class 2*	Class 3*
1-Year	22.82%	22.62%	22.56%
5-Year	3.52%	3.36%	3.26%
10-Year	8.40%	8.23%	N/A
Since Inception	9.70%	9.05%	10.21%

* Inception date for Class 1: 2/8/99; Class 2: 10/16/00; Class 3: 11/11/02

1 Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.The stocks are also members of the Russell 1000® Value index.

Note:The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.sunamerica.com for performance data current to the most recent month-end.

Mid Cap Value

The Mid Cap Value Portfolio — Class 1 shares returned 22.82% for the 12-month period ending March 31, 2011, compared to a 22.26% return for the Russell Midcap Value Index.

Approximately a third of the Portfolio is passively managed to match the performance of U.S. mid cap value equities.

Within the Portfolio component managed by Goldman Sachs Assets Management, select holdings in information technology and consumer staples contributed positively to returns, while stock selection in energy and financials detracted from performance. Key contributors to performance in the information technology sector included McAfee and Polycom, Inc., while the leading contributors to performance within the consumer staples sector were NBTY, Inc and Del Monte Foods. Key detractors from performance in the energy sector included Range Resources and Drill-Quip, Inc., while the leading detractors from performance in financials were Genworth Financial, Inc. and Hartford Financial Services.

Within the Portfolio component managed by Lord, Abbett & Co. LLC, a pro-cyclical positioning and emphasis on the industrials, consumer discretionary and materials sectors helped results, as the component benefited from the slowly recovering economic environment. Stock selection within industrials and information technology were the strongest contributors. The strongest stock contributors during the period included WABCO Holdings Inc. in industrials and Verifone Holdings Inc. in information technology. Maintaining a relative underweight within the more defensive consumer staples sector also helped performance. Negative stock selection within energy and financials detracted the most from relative performance, along with an overweight within health care. Energy company EQT Corp and financials TCF Financial Corp. and PartnerRe Ltd. were among the largest detractors.

Past performance is no guarantee of future results. Securities listed may or may not be a part of current portfolio construction.

Small Cap Portfolio Class 1 (unaudited)

Investment Objective:	Long-term growth of capital

Portfolio Managers:	SunAmerica Asset Management Corp. Clearbridge Advisors, LLC

Growth of a $10,000 Investment

Small Cap Portfolio
Average Annual Total Returns as of 03/31/11

	Class 1*	Class 2*	Class 3*
1-Year	25.61%	25.53%	25.38%
5-Year	2.91%	2.76%	2.66%
10-Year	4.51%	4.36%	N/A
Since Inception	3.84%	1.87%	8.40%

* Inception date for Class 1: 2/8/99; Class 2: 10/16/00; Class 3: 11/11/02

1 Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, and generally represents less than 10% of the total market capitalization of the Russell 3000® Index.

Note:The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.sunamerica.com for performance data current to the most recent month-end.

Small Cap

The Small Cap Portfolio — Class 1 shares returned 25.61% for the 12-months ended March 31, 2011, compared to a 25.79% return for the Russell 2000 Index.

Approximately a third of the Portfolio is passively managed to match the performance of the broad U.S. small cap equities.

Within the Portfolio component actively managed by SunAmerica Asset Management Corp, an overweight allocation to the energy and information technology groups helped relative performance, as did a financial underweight. Stock selection in the industrials and financials groups was also beneficial. Detracting from returns were an overweight exposure to the healthcare group, a significant average cash holding, and stock selection in the information technology and consumer discretionary groups. Titan International Inc., Alexion Pharmaceuticals Inc., Kodiak Oil & Gas Corp., Ariba Inc. and Syniverse Holdings Inc. were leading contributors during the period, while DJSP Enterprises Inc., NuVasive Inc., DG FastChannel Inc., TeleCommunications Systems Inc. and Itron Inc were leading detractors.

Within the Portfolio component managed by ClearBridge Advisors, LLC, stock selection in the financials and consumer discretionary sectors were the top contributors to relative performance. Stock selection in the industrials and information technology sectors detracted from relative performance. The top stock contributors to performance for the period were Fossil Inc., Lawson Software Inc., Altra Holdings Inc., Timberland Co. — Class A, and Signature Bank. The largest detractors for the same period were Artio Global Investors Inc. — Class A, Callaway Golf Co., FBR Capital Markets Corp., First Security Group Inc., and Smithfield Foods Inc.

Past performance is no guarantee of future results. Securities listed may or may not be a part of current portfolio construction.

International Equity Portfolio Class 1 (unaudited)

Investment Objective:	Long-term growth of capital

Portfolio Managers:	PineBridge Investments, LLC Janus Capital Management, LLC Lord, Abbett & Co., LLC

Growth of a $10,000 Investment

International Equity Portfolio
Average Annual Total Returns as of 03/31/11

	Class 1*	Class 2*	Class 3*
1-Year	11.10%	11.06%	11.02%
5-Year	0.47%	0.32%	0.25%
10-Year	3.18%	3.05%	N/A
Since Inception	1.68%	0.82%	8.23%

* Inception date for Class 1: 2/8/99; Class 2: 10/16/00; Class 3: 11/11/02

1 The MSCI EAFE Index (net) (Europe, Australasia, Far East) is a free floating-adjusted market capitalization index that is designed to measure developed market equity performance. The index is comprised of securities from 22 developed markets, excluding U.S. and Canada.

Note:The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.sunamerica.com for performance data current to the most recent month-end.

International Equity

The International Equity Portfolio — Class 1 shares returned 11.10% for the 12-month period ending March 31, 2011, compared to a 10.42% return for the MSCI EAFE Index (net).

Approximately a third of the Portfolio is passively managed to match the performance of the broad non-U.S. equity market.

Within the Portfolio component managed by Lord, Abbett & Co., LLC, stock selection was the primary driver of relative performance. The sectors that contributed most to performance were financials and industrials. Shares of PT Bank Negara Indonesia Tbk, an Indonesia-based commercial bank, benefited from increased revenues and the bank's rights issue, allowing for greater flexibility with upcoming projects. Weichai Power Co., a China-based automotive company, was the largest contributor within the industrials sector. Sectors that detracted from performance were consumer staples and health care. Shares of Central European Distribution Corporation, a Polish distributor of alcoholic beverage, dropped after the company lowered earnings expectations. Shares of health care holding Teva Pharmaceutical Industries Limited, an Israel-based global generics pharmaceutical and drug company, fell after the company reported weak results and lower than expected 2011 outlook. During the period, emerging markets outperformed developed markets, helping results, as emerging markets made up approximately 20% of the Portfolio. Among countries, stock selection within Japan, South Korea, Germany, and China benefited relative performance while stock selection within Italy, Hong Kong, and Israel hurt. The Portfolio's underweight in Japan versus the benchmark also helped.

Within the Portfolio component managed by Janus Capital Management LLC, stock selection was the largest contributor to the Portfolio's relative outperformance. Holdings in information technology, energy and financials were the largest contributors to relative performance. The largest individual contributor, ARM Holdings returned over 115% during the period. The U.K.-based semiconductor intellectual property licensing company has experienced increasing royalty revenues from the growth in smart phones and revenue licensing from semiconductor manufacturers. Within energy, U.K. engineering group AMEC also recorded strong gains. Detractors included holdings in consumer discretionary and health care as well as an underweight position in telecommunications. Jupiter Telecommunications, a Japan-based cable company, traded modestly lower. Agricultural products firm Monsanto was also a detractor, as one of the company's biggest products experienced severe pricing pressure from Chinese competitors.

Past performance is no guarantee of future results. Securities listed may or may not be a part of current portfolio construction.

Diversified Fixed Income Portfolio Class 1 (unaudited)

Investment Objective:	Relatively high current income and secondarily capital appreciation

Portfolio Managers:	PineBridge Investments, LLC SunAmerica Asset Management Corp. Wellington Management Company, LLP

Growth of a $10,000 Investment

Diversified Fixed Income Portfolio
Average Annual Total Returns as of 03/31/11

	Class 1*	Class 2*	Class 3*
1-Year	6.29%	6.13%	6.05%
5-Year	5.47%	5.32%	5.22%
10-Year	4.57%	4.41%	N/A
Since Inception	4.51%	4.67%	4.06%

* Inception date for Class 1: 2/8/99; Class 2: 10/16/00; Class 3: 11/11/02

1 The Barclays Capital U.S. Aggregate Bond Index provides a broad view of the performance of the U.S. fixed income market.

Note:The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.sunamerica.com for performance data current to the most recent month-end.

Diversified Fixed Income

The Diversified Fixed Income Portfolio — Class 1 shares returned 6.29% for the 12-month period ending March 31, 2011, compared to a 5.12% return for the Barclays Capital U.S. Aggregate Bond Index.

Approximately a fourth of the Portfolio is passively managed to match the performance of the broad U.S. government bond market.

Within the Portfolio component actively managed by PineBridge Investments, LLC, sector selection was an overall positive contributor to performance. Positions in the bank and finance sectors as well as mortgage backed securities also contributed positively, while positions in industrials and electric utilities posed a modest drag on performance. Security selection was a strong contributor to relative performance for the period. Positions in U.S. treasury notes as well as specific commercial mortgage backed positions provided strong returns. On the other hand, some asset backed securities as well as Lithuanian sovereign debt had a negative impact. Overweight positions in the spread sectors proved beneficial as spread sectors continued to rally driven by abundant liquidity and improvement in the economy.

Within the Portfolio component managed by SunAmerica Asset Management Corp., a strategy of holding minimal Freddie Mac, Fannie Mae and other credit securities was pursued. This negatively impacted the component's performance as the market became increasingly encouraged to assume more credit risk. Less than 1% of the component's total assets were in Freddie Mac, Fannie Mae and other credit securities at the end of the period. The performance was also hindered by its duration positioning. While the duration positioning helped during the first half of the annual period when interest rates decreased, such positive contribution was more than offset by the detracting impact of increasing interest rates overall during the second half.

Within the Portfolio component managed by Wellington Management Company, LLP, sector allocation was the primary driver of relative performance, particularly an overweight to financials including REITs, insurance, and banks. Exposure to commercial mortgage backed securities (CMBS) added to performance, although positive results from the overweight allocation were offset by negative results from security selection. An underweight to non-corporate sectors including foreign local government, sovereigns and supra-nationals detracted from relative results. Duration positioning was positive for performance while overall yield curve exposure was a detractor.

Past performance is no guarantee of future results. Securities listed may or may not be a part of current portfolio construction.

Real Return Portfolio Class 3 (unaudited)

Investment Objective:	Total return that equals or exceeds the rate of inflation over the long term

Portfolio Managers:	Wellington Management Company, LLP

Growth of a $10,000 Investment

Real Return Portfolio
Average Annual Total Returns as of 03/31/11

Class 3*
1-Year	4.13%
5-Year	4.06%
Since Inception	3.94%

* Inception date for Class 3: 02/14/05

1 The Barclays Capital World Government Inflation Linked 1-10 year Index (Hedged) measures the performance of the major government inflation-linked bond markets. This index includes securities with maturities greater than one year but less than 10 years and is hedged to the US Dollar.

2 The Barclays Capital 1-10 Year U.S. Treasury Inflation Protected Securities (TIPS) Index measures the performance of inflation protected securities issued by the US Treasury with maturities greater than one year but less than 10 years.

Note:The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.sunamerica.com for performance data current to the most recent month-end.

Real Return

The Real Return Portfolio — Class 3 shares posted an advance of 4.13% for the 12-month reporting period through March 31, 2011, compared to a gain of 4.93% for the Barclays Capital World Government Inflation Linked 1-10 Year Index (Hedged), and the 6.76% gain for the Barclays Capital 1-10 Year U.S. Treasury Inflation Protected Securities (TIPS) Index.

During the year, security selection detracted from relative results, primarily within the portions allocated to Germany and the UK. Country allocation added to relative returns, in particular an overweight on a contribution to duration basis to Germany, Australia, and the US. An allocation to Mexico also helped relative results. Throughout the year, the Portfolio had a slightly short duration stance as compared to the benchmark. Duration and yield curve positioning contributed to relative performance. By design, the Portfolio hedges foreign currency exposure at all times through the use of currency forwards in order to minimize the impact of foreign currency moves. The return of the hedged Portfolio was lower than if the Portfolio had not hedged.

Past performance is no guarantee of future results. Securities listed may or may not be a part of current portfolio construction.

Focus Growth Portfolio Class 1 (unaudited)

Investment Objective:	Long-term growth of capital

Portfolio Managers:	Janus Capital Management, LLC Marsico Capital Management, LLC SunAmerica Asset Management Corp.

Growth of a $10,000 Investment

Focus Growth Portfolio
Average Annual Total Returns as of 03/31/11

	Class 1*	Class 2*	Class 3*
1-Year	28.88%	28.57%	28.57%
5-Year	5.17%	5.00%	4.90%
10-Year	5.00%	4.83%	N/A
Since Inception	1.48%	2.47%	8.65%

* Inception date for Class 1: 7/5/00; Class 2: 10/16/00; Class 3: 11/11/02

1 The S&P 500® Index is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

2 The Russell 3000® Growth Index measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or Russell 2000® Growth Indexes.

Note:The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.sunamerica.com for performance data current to the most recent month-end.

Focus Growth

The Focus Growth Portfolio — Class 1 shares returned 28.88% for the 12-month period ending March 31, 2011, compared to a 19.24% return for the Russell 3000 Growth Index.

Within the Portfolio component managed by Janus Capital Management LLC, strong stock selection in consumer discretionary, information technology and materials contributed to relative performance. Holdings Chipotle Mexican Grill and Apple had solid results during the period and were the top contributors of performance. Health care and financials holdings detracted from relative results. Biotechnology company Celgene underperformed due to concerns of secondary malignancy with its blood-cancer drug, Revlimid. Holding Bank of America's shares also showed weak performance, and detracted from results.

Within the Portfolio component managed by Marsico Capital Management LLC, stock selection results were positive and were the primary drivers of outperformance. In particular, stock selection in the consumer discretionary, information technology and industrials sectors helped results. Muting the positive effect, however, was stock selection in the materials sector. On an individual stock level, positions in priceline.com Inc., Anadarko Petroleum Corp., Apple Inc., Baidu Inc. ADS and Wynn Resorts Ltd. emerged as the largest contributors, while Visa Inc., Dow Chemical Co., Transocean Ltd., Walt Disney Co. and EOG Resources Inc. were the largest detractors and were sold in the period. Sector allocation also had a positive effect on the Portfolio's performance. Maintaining little or no exposure in the health care, financials and consumer staples sectors along with an overweighted posture in consumer discretionary sector helped results. However, an average underweight in the strong-performing industrials sector detracted from performance.

Within the Portfolio component managed by SunAmerica Asset Management Corp., stock selection in the energy, consumer staples, healthcare, and consumer discretionary sectors was negative and detracted from the relative results. On the other hand, an overweight exposure to the consumer discretionary sector, underweight in healthcare, and stock selection in financials, industrials, and materials companies had a positive impact on returns. Stocks which detracted from performance included Monster Worldwide Inc., CVS Caremark Corp., Hewlett-Packard Co., Sprint Nextel Corp., and Starwood Hotels & Resorts Worldwide Inc. Avago Technologies Ltd., Union Pacific Corp., Ametek Inc., Iron Mountain Inc., and Rockwood Holdings Inc. were among the top contributing securities during the period.

Past performance is no guarantee of future results. Securities listed may or may not be a part of current portfolio construction.

Focus Value Portfolio Class 2 (unaudited)

Investment Objective:	Long-term growth of capital

Portfolio Managers:	Northern Trust Investments, N.A. J.P. Morgan Investment Management, Inc. Third Avenue Management, LLC

Growth of a $10,000 Investment

Focus Value Portfolio
Average Annual Total Returns as of 03/31/11

	Class 2*	Class 3*
1-Year	15.03%	14.91%
5-Year	4.27%	4.18%
Since Inception	8.53%	10.69%

* Inception date for Class 2: 10/01/01; Class 3: 11/11/02

1 The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

2 The Russell 3000® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Note:The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.sunamerica.com for performance data current to the most recent month-end.

Focus Value

The Focus Value Portfolio — Class 2 shares returned 15.03% for the twelve-month period ending March 31, 2011, compared to a return of 15.15% for the Russell 1000 Value Index, and a return of 15.60% for the Russell 3000 Value Index.

Within the Portfolio component managed by Third Avenue Management LLC, results benefited from positive security selection in the technology sector. Strong financial results in Sycamore Networks helped boost the company's stock price, placing it as the component's largest performance contributor. The component's largest performance detractor for the year was financial services company Bank of New York Mellon, which saw its shares decline as income from operations slipped as a result of restructuring expenses. During the period, the component's US, Japan, and Hong Kong holdings were the top contributors, while South Korea, Germany and Sweden were net detractors.

Within the Portfolio component managed by J.P. Morgan Investment Management, Inc., an overweight position to the energy sector contributed to the results, but stock selection in the consumer discretionary sector hurt relative performance. Devon Energy Corp., a company primarily engaged in the exploration, development, production, and transportation of oil, gas, and natural gas liquids, released strong earning results driven by higher than expected realized prices and lower expenses, and was a top contributor to performance. Conversely, Walgreen Co., a drug retailer, was a top detractor as it faced continued same-store sales pressures, was going through integration of a recent acquisition, and was involved in disputes with competitors.

Within the Portfolio component managed by Northern Trust Investment, N.A., positive sector allocation results helped the period's performance. An underweight position in the financial services sector and an overweight in the consumer discretionary sector contributed favorably to relative performance. The component's stock selection was hurt by negative results in energy and consumer discretionary despite favorable outcome from its consumer staples and information technology companies. The component's positions in Baker Hughes and Philip Morris International were among the biggest gainers during the period while holdings in Goldman Sachs & Co. were among the biggest relative underperformers.

Past performance is no guarantee of future results. Securities listed may or may not be a part of current portfolio construction.

Allocation Growth Portfolio Class 3 (unaudited)

Investment Objective:	Long-term capital appreciation

Portfolio Managers:	Ibbotson Associates Advisors, LLC

Growth of a $10,000 Investment

Allocation Growth Portfolio
Average Annual Total Returns as of 03/31/11

Class 3*
1-Year	14.94%
5-Year	2.25%
Since Inception	4.17%

* Inception date for Class 3: 02/14/05

1 The S&P 500® Index is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

2 The Barclays Capital U.S. Aggregate Bond Index provides a broad view of the performance of the U.S. fixed income market.

3 The Blended Benchmark consists of 95% S&P 500® Index & 5% Barclays Capital U.S. Aggregate Bond Index.

Note:The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.sunamerica.com for performance data current to the most recent month-end.

Allocation Growth

For the twelve-month reporting period ending March 31, 2011, the Allocation Growth Portfolio — Class 3 posted a gain of 14.94%, compared to an advance of 15.65% for the S&P 500 Index, a 5.12% return for the Barclays Capital U.S. Aggregate Bond Index and a 15.19% for the blended index of 95% S&P 500 Index/5% Barclays Capital U.S. Aggregate Bond Index.

All equity asset classes included in the strategic investment policy of the Allocation Growth Portfolio posted positive returns for the same period (ranging from 10.42% for the MSCI EAFE to 26.60% for the Russell Mid Cap Growth Index). Fixed income asset classes lagged equities; however they also were all positive for the reporting period. The lowest performing index within the fixed income market segments was Citigroup Treasury Bill-3 Month Index at 0.15%, while the Barclays Capital Global Inflation-Linked: U.S. TIPS Index was the highest performing index at 7.91%.

The Allocation Growth Portfolio is strategically positioned to target a 95% weighting to equities and a 5% weighting to fixed income. As equities outperformed fixed income, the Portfolio lagged the S&P 500 Index by 0.71% and underperformed the blended benchmark by 0.25%. The large cap growth, mid cap growth, mid cap value and small cap asset classes all outperformed the S&P 500 Index, while international equities underperformed the S&P 500 Index. Treasury Inflation Protected Securities (TIPS) outperformed the Barclays Capital U.S. Aggregate Bond Index

The tactical asset class allocation, which actively deviates from the strategic asset class allocation policy, detracted from performance. During the period starting August 6, 2010 and ending December 15, 2010, the Allocation Growth Portfolio underweighted equities relative to bonds. Additionally, there was a tilt towards large cap equities and away from small cap equities. Both of these shifts hurt the overall performance of the Portfolio.

The largest contributors to relative performance at the underlying fund level were the Focus Growth and Diversified Fixed Income Portfolios which outperformed their respective benchmark indices. The Large Cap Growth and Real Return Portfolios, however, detracted significantly from relative performance, significantly underperforming their respective benchmark indices.

Past performance is no guarantee of future results.

Allocation Moderate Growth Portfolio Class 3 (unaudited)

Investment Objective:	Long-term capital appreciation

Portfolio Managers:	Ibbotson Associates Advisors, LLC

Growth of a $10,000 Investment

Allocation Moderate Growth Portfolio
Average Annual Total Returns as of 03/31/11

Class 3*
1-Year	12.93%
5-Year	2.48%
Since Inception	4.00%

* Inception date for Class 3: 02/14/05

1 The S&P 500® Index is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

2 The Barclays Capital U.S. Aggregate Bond Index provides a broad view of the performance of the U.S. fixed income market.

3 The Blended Benchmark consists of 80% S&P 500® Index & 20% Barclays Capital U.S. Aggregate Bond Index.

Note:The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.sunamerica.com for performance data current to the most recent month-end.

Allocation Moderate Growth

For the twelve-month reporting period ending March 31, 2011, the Allocation Moderate Growth Portfolio — Class 3 posted a gain of 12.93%, compared to an advance of 15.65% for the S&P 500 Index, a 5.12% return for the Barclays Capital U.S. Aggregate Bond Index and a 13.78% for the blended index of 80% S&P 500 Index/20% Barclays Capital U.S. Aggregate Bond Index.

All equity asset classes included in the strategic investment policy of the Allocation Moderate Growth Portfolio posted positive returns for the same period (ranging from 10.42% for the MSCI EAFE to 26.60% for the Russell Mid Cap Growth Index). Fixed income asset classes lagged equities; however they also were all positive for the reporting period. The lowest performing index within the fixed income market segments was Citigroup Treasury Bill-3 Month Index at 0.14%, while the Barclays Capital Global Inflation-Linked: U.S. TIPS Index was the highest performing index at 6.78%.

The Allocation Moderate Growth Portfolio is strategically positioned to an approximate weighting of 80% to equities and a 20% weighting to fixed income. As equities outperformed fixed income, the Portfolio lagged the S&P 500 index by 2.72%, and underperformed the blended benchmark by 0.85%. The large cap growth, mid cap growth, mid cap value and small cap asset classes all outperformed the S&P 500 Index, while international equities underperformed the S&P 500 Index. Treasury Inflation Protected Securities (TIPS) outperformed the Barclays Capital U.S. Aggregate Bond Index.

The tactical asset class allocation, which actively deviates from the strategic asset class allocation policy, detracted from performance. During the period starting August 6, 2010 and ending December 15, 2010, the Allocation Moderate Growth Portfolio underweighted equities relative to bonds. Additionally, there was a tilt towards large cap equities and away from small cap equities. Both of these shifts hurt the overall performance of the Portfolio.

The largest contributors to relative performance at the underlying fund level were the Focus Growth and Diversified Fixed Income Portfolios which outperformed their respective benchmark indices. The Large Cap Growth and Real Return Portfolios, however, detracted significantly from relative performance, significantly underperforming their respective benchmark indices.

Past performance is no guarantee of future results.

Allocation Moderate Portfolio Class 3 (unaudited)

Investment Objective:	Long-term capital appreciation and moderate current income

Portfolio Managers:	Ibbotson Associates Advisors, LLC

Growth of a $10,000 Investment

Allocation Moderate Portfolio
Average Annual Total Returns as of 03/31/11

Class 3*
1-Year	11.81%
5-Year	3.29%
Since Inception	4.32%

* Inception date for Class 3: 02/14/05

1 The S&P 500® Index is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

2 The Barclays Capital U.S. Aggregate Bond Index provides a broad view of the performance of the U.S. fixed income market.

3 The Blended Benchmark Index consists of 65% S&P 500® Index & 35% Barclays Capital U.S. Aggregate Bond Index.

Note:The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.sunamerica.com for performance data current to the most recent month-end.

Allocation Moderate

For the twelve-month reporting period ending March 31, 2011, the Allocation Moderate Portfolio — Class 3 posted a gain of 11.81%, compared to an advance of 15.65% for the S&P 500 Index, a 5.12% return for the Barclays Capital U.S. Aggregate Bond Index and a 12.30% for the blended index of 65% S&P 500 Index/35% Barclays Capital U.S. Aggregate Bond Index.

All equity asset classes included in the strategic investment policy of the Allocation Moderate Portfolio posted positive returns for the same period (ranging from 10.42% for the MSCI EAFE to 26.60% for the Russell Mid Cap Growth Index). Fixed income asset classes lagged equities; however they also were all positive for the reporting period. The lowest performing index within the fixed income market segments was Citigroup Treasury Bill-3 Month Index at 0.15%, while the Barclays Capital Global Inflation-Linked: U.S. TIPS Index was the highest performing index at 7.91%.

The Allocation Moderate Portfolio is strategically positioned to target a 65% weighting to equities and a 35% weighting to fixed income. As equities outperformed fixed income, the Portfolio lagged the S&P 500 Index by 3.84% and underperformed the blended benchmark by 0.49%. The large cap growth, mid cap growth, mid cap value and small cap asset classes all outperformed the S&P 500 Index, while international equities underperformed the S&P 500 Index. Treasury Inflation Protected Securities (TIPS) outperformed the Barclays Capital U.S. Aggregate Bond Index whereas cash was a slight drag on relative performance.

The tactical asset class allocation, which actively deviates from the strategic asset class allocation policy, detracted from performance. During the period starting August 6, 2010 and ending December 15, 2010, the Allocation Moderate Portfolio underweighted equities relative to bonds. Additionally, there was a tilt towards large cap equities and away from small cap equities. Both of these shifts hurt the overall performance of the Portfolio.

The largest contributors to relative performance at the underlying fund level were the Focus Growth and Diversified Fixed Income Portfolios which outperformed their respective benchmark indices. The Large Cap Growth and Real Return Portfolios, however, detracted significantly from relative performance, significantly underperforming their respective benchmark indices.

Past performance is no guarantee of future results.

Allocation Balanced Portfolio Class 3 (unaudited)

Investment Objective:	Long-term capital appreciation and current income

Portfolio Managers:	Ibbotson Associates Advisors, LLC

Growth of a $10,000 Investment

Allocation Balanced Portfolio
Average Annual Total Returns as of 03/31/11

Class 3*
1-Year	10.37%
5-Year	3.71%
Since Inception	4.28%

* Inception date for Class 3: 02/14/05

1 The S&P 500® Index is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

2 The Barclays Capital U.S. Aggregate Bond Index provides a broad view of the performance of the U.S. fixed income market.

3 The Blended Benchmark consists of 50% S&P 500® Index & 50% Barclays Capital U.S. Aggregate Bond Index.

Note:The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.sunamerica.com for performance data current to the most recent month-end.

Allocation Balanced

For the twelve-month reporting period ending March 31, 2011, the Allocation Balanced Portfolio — Class 3 posted a gain of 10.37%, compared to an advance of 15.65% for the S&P 500 Index, a 5.12% return for the Barclays Capital U.S. Aggregate Bond Index and a 10.75% for the blended index of 50% S&P 500 Index/50% Barclays Capital U.S. Aggregate Bond Index.

All equity asset classes included in the strategic investment policy of the Allocation Balanced Portfolio posted positive returns for the same period (ranging from 10.42% for the MSCI EAFE Index to 26.60% for the Russell Mid Cap Growth Index). Fixed income asset classes lagged equities; however they also were all positive for the reporting period. The lowest performing index within the fixed income market segments was Citigroup Treasury Bill-3 Month Index at 0.15%, while the Barclays Capital Global Inflation-Linked: U.S. TIPS Index was the highest performing index at 7.91%.

The Allocation Balanced Portfolio is strategically positioned to target an equal weighting to equities and fixed income. As equities outperformed fixed income, the Portfolio lagged the S&P 500 index by 5.28%, and underperformed the blended benchmark by 0.38%. The large cap growth, mid cap growth, mid cap value and small cap asset classes all outperformed the S&P 500 Index, while international equities underperformed the S&P 500 Index. Treasury Inflation Protected Securities (TIPS) outperformed the Barclays Capital U.S. Aggregate Bond Index whereas cash was a slight drag on relative performance.

The tactical asset class allocation, which actively deviates from the strategic asset class allocation policy, detracted from performance. During the period starting August 6, 2010 and ending December 15, 2010, the Allocation Balanced Portfolio underweighted equities relative to bonds. Additionally, there was a tilt towards large cap equities and away from small cap equities. Both of these shifts hurt the overall performance of the Portfolio.

The largest contributors to relative performance at the underlying fund level were the Focus Growth and Diversified Fixed Income Portfolios which outperformed their respective benchmark indices. The Large Cap Growth and Real Return Portfolios, however, detracted significantly from relative performance, significantly underperforming their respective benchmark indices.

Past performance is no guarantee of future results.

Cash Management Portfolio Class 1 (unaudited)

Investment Objective:	Current income while preserving capital

Portfolio Managers:	BofA Advisors, LLC

Cash Management Portfolio
Average Annual Total Returns as of 03/31/11

	Class 1*	Class 2*	Class 3*
1-Year	–0.19%	–0.37%	–0.56%
5-Year	1.72%	1.57%	1.45%
10-Year	1.63%	1.48%	N/A
Since Inception	2.23%	1.64%	1.32%

* Inception date for Class 1: 2/8/99; Class 2: 10/16/00; Class 3: 11/11/02

Cash Management

Note: An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.sunamerica.com for performance data current to the most recent month-end.

The Cash Management Portfolio — Class 1 shares declined -0.19% for the 12-month period ending March 31, 2011.

Although the U.S. economy posted positive quarterly growth through most of 2010, the pace of improvement was insufficient to drop the nation's unemployment rate below 8.8%. In response to low rates of resource utilization and subdued inflation expectations, the Federal Reserve left its Federal funds target unchanged at 0-0.25% for the entire investment period. In fact, at the November 3 Federal Open Market Committee meeting, the Federal Reserve Board announced plans to commence another round of quantitative easing with an intention to buy $600 billion of U.S. Treasuries by the end of June 2011 at a pace of roughly $75 billion per month in order to promote a stronger pace of economic recovery and to help ensure that inflation over time is at levels consistent with the Federal Reserve Board mandate.

The period under review began with three-month LIBOR approximating 29 bps. As European sovereign debt fears increased, three-month LIBOR backed up during April and May, ending May at roughly 54 bps. In early May, a series of Euro stabilization mechanisms were announced to help calm market fears. Three-month LIBOR subsequently declined to approximately 30 basis points by the end of August, finishing the investment period at essentially the same level.

As the European sovereign debt market crisis unfolded in the April - June time period, the Portfolio adopted a defensive investment posture and primarily maintained weighted average maturity in the high-30 to mid-40 day range, finishing June roughly in the high-30's in order to limit the duration of credit risk and to be protected, from a valuation standpoint, if spreads severely widened. As three-month LIBOR dropped in July and August, the Portfolio's weighted average maturity was extended in order to lock in yield, finishing August with a weighted average maturity of roughly 48 days.

Throughout the year, the Portfolio continued to emphasize liquidity, finishing the fiscal year period with roughly 30% of the Portfolio invested in U.S. Government obligations and approximately 81% of Portfolio securities scheduled to mature within 90 days.

Past performance is no guarantee of future results. Securities listed may or may not be a part of current portfolio construction.

SEASONS SERIES TRUST

Supplement to the Prospectus dated July 28, 2010

Focus TechNet Portfolio
Focus Growth and Income Portfolio
Large Cap Composite Portfolio

Focus Growth Portfolio
Large Cap Growth Portfolio

Effective October 4, 2010, the Focus TechNet Portfolio, the Focus Growth and Income Portfolio, and the Large Cap Composite Portfolio (each, a "Target Portfolio"), were reorganized into another existing Portfolio of Seasons Series Trust (each, an "Acquiring Portfolio"), as approved by shareholders at the Special Meeting of Shareholders held September 17, 2010. Each transaction is referred to as a "Reorganization." The Target Portfolio and the Acquiring Portfolio for each Reorganization are shown in the table below.

Target Portfolios	Acquiring Portfolios
Focus TechNet Portfolio	Focus Growth Portfolio

Focus Growth and Income Portfolio	Focus Growth Portfolio

Large Cap Composite Portfolio	Large Cap Growth Portfolio

In each Reorganization, all of the Target Portfolio's assets and liabilities were transferred to the respective Acquiring Portfolio in exchange for shares of the Acquiring Portfolio. Shareholders of the Target Portfolio received shares of the respective Acquiring Portfolio, the total value of which was equal to the total value of their shares of the Target Portfolio on the date of the Reorganization. Each Target Portfolio ceased operations after its respective Reorganization.

Date: October 4, 2010

* Not Part of Financial Statements *

SEASONS SERIES TRUST

Proxy voting results—special meeting of the shareholders

Large Cap Composite Portfolio. At a special meeting of shareholders held on September 17, 2010 (the "Meeting"), shareholders of the Large Cap Composite Portfolio (the "Target Portfolio"), a series of Seasons Series Trust (the "Trust"), approved an Agreement and Plan of Reorganization (the "Reorganization Agreement"). Effective October 4, 2010, pursuant to the Reorganization Agreement, the Target Portfolio would transfer all of its assets to the Large Cap Growth Portfolio (the 'Acquiring Portfolio"), a series of the Trust, in exchange for the assumption by the Acquiring Portfolio of substantially all of the liabilities of the Target Portfolio and Class 1, Class 2 and Class 3 shares of the Acquiring Portfolio, after which those shares will be distributed by the Target Portfolio to the holders of its shares. The shares of the Target Portfolio were voted as follows:

Final Vote:

	For	Against	Abstain	Total
Large Cap Composite Portfolio	2,652,323	146,521	90,638	2,889,482

Focus Growth and Income Portfolio and Focus TechNet Portfolio. At a special meeting of shareholders held on September 17, 2010 (the "Meeting"), shareholders of the Focus Growth and Income Portfolio and Focus TechNet Portfolio (each a "Target Portfolio"), each a series of Seasons Series Trust (the "Trust"), approved Agreements and Plans of Reorganization (the "Reorganization Agreements"). Effective October 4, 2010, pursuant to the Reorganization Agreements, a Target Portfolio would transfer all of its assets to the Focus Growth Portfolio (the 'Acquiring Portfolio"), a series of the Trust, in exchange for the assumption by the Acquiring Portfolio of substantially all of the liabilities of the Target Portfolio and Class 2 and Class 3 shares of the Acquiring Portfolio, after which those shares will be distributed by the Target Portfolio to the holders of its shares. The shares of the Target Portfolios were voted as follows:

Final Vote:

	For	Against	Abstain	Total
Focus Growth and Income Portfolio	5,108,672	98,381	641,957	5,849,010
Focus TechNet Portfolio	5,138,155	234,724	187,286	5,560,165

SEASONS SERIES TRUST

VOTING PROXIES ON TRUST PORTFOLIO SECURITIES

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to securities held in the Trust's Portfolios which is available in the Trust's Statement of Additional Information, may be obtained without charge upon request, by calling (800) 445-SUN2. This information is also available from the EDGAR database on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD ON TRUST PORTFOLIO SECURITIES

Information regarding how Seasons Series Trust Portfolios voted proxies related to securities held in Seasons Series Trust Portfolios during the most recent twelve month period ended June 30 is available, once filed with the U.S. Securities and Exchange Commission, without charge, upon request, by calling (800) 445-SUN2 or on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

DISCLOSURE OF QUARTERLY PORTFOLIO HOLDINGS

The Trust is required to file its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for its first and third fiscal quarters on Form N-Q. The Trust's Forms N-Q are available on the U.S. Securities and Exchange Commission's website at www.sec.gov. You can also review and obtain copies of the Forms N-Q at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

This report is submitted solely for the general information of shareholders of the Trust. Distribution of this report to persons other than shareholders of the Trust is authorized only in connection with a currently effective prospectus, setting forth details of the Trust, which must precede or accompany this report.

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1 SunAmerica Center
Los Angeles, CA 90067-6022

CHANGE SERVICE REQUESTED

J-1906-AR.7 (5/11)

Item 2. Code of Ethics.

Seasons Series Trust (the “registrant”) has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.  During the fiscal year ended 2011, there were no reportable amendments, waivers, or implicit waivers to a provision of the code of ethics that applies to the registrant’s Principal Executive and Principal Accounting Officers.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Allan Sher, Jane Jelenko and Garrett Bouton each qualify as audit committee financial experts, as defined in the instructions to Item 3(a) of Form N-CSR. Mr. Sher, Ms. Jelenko and Mr. Bouton are considered “independent” for purposes of Item 3(a) (2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2011	2010
(a) Audit Fees	$575,665	$637,810
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$138,241	$132,376
(d) All Other Fees	$0	$0

Audit Fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings.  Tax Fees principally include tax compliance, tax advice, tax planning and preparation of tax returns.

Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant’s principal accountant were as follows:

	2011	2010
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$0	$0
(d) All Other Fees	$0	$0

(e) (1) The registrant’s audit committee pre-approves all audit services provided by the registrant’s principal accountant for the registrant and all non-audit services provided by the registrant’s principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser (“Adviser Affiliates”) that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliates relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant’s audit committee minutes.

(2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provides ongoing services to the registrant for 2011 and 2010 were $196,211 and $610,510 respectively.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Included in Item 1 to the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407)(as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item 10.

Item 11. Controls and Procedures.

(a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant’s management, including the President and Treasurer, concluded that the registrant’s disclosure controls and procedures are effective.

(b) There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1) Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406.Code of Ethics.

(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Seasons Series Trust

By:	/s/ John T. Genoy
John T. Genoy
President
Date: June 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John T. Genoy
John T. Genoy
President
Date: June 8, 2011

By:	/s/ Donna M. Handel
Donna M. Handel
Treasurer
Date: June 8, 2011